UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2017, filed with the Securities and Exchange Commission on January 9, 2018 (Accession Number 0001193125-18-007070). The sole purpose of this amendment is to correct the fund market total returns presented in the Management’s Discussion of Fund Performance and the premium/discount range presented within the Supplemental Information section for the iShares Edge U.S. Fixed Income Balanced Risk ETF, iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF, and iShares Ultra Short-Term Bond ETF within Item 1, Reports to Stockholders. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1.	Reports to Stockholders.

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged 10+ Year Credit Bond ETF | CLYH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	11.36%	4.48%	11.36%	10.50%
Fund Market	11.44%	4.55%	11.44%	10.67%
Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index	12.71%	5.37%	12.71%	12.61%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index is an unmanaged index that consists of the Bloomberg Barclays U.S. Long Credit Index plus interest rate swaps that intend to hedge the interest rate exposure of the existing Bloomberg Barclays U.S. Long Credit Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio[a]
$1,000.00	$1,059.70	$0.52	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

The iShares Interest Rate Hedged 10+ Year Credit Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares 10+ Year Credit Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 11.36%, net of fees.

Investor demand for long-term, investment-grade bonds grew during the reporting period, contributing to the Fund’s return. The market for long-term debt benefited from better-capitalized pension funds seeking stable investments. While yields on long-term U.S. Treasuries increased, strong investor demand for yield reduced credit spreads (the additional yield on corporate bonds over similar-duration U.S. Treasuries), which helped support prices of long-term corporate bonds.

The Fund’s investments include both corporate and non-corporate bonds. Among corporate bonds, debt issued by industrial companies was the principal contributor to the Fund’s return for the reporting period. Among industrial companies, energy company bonds contributed the most, as oil prices stabilized in the $45-55 price range, which was sufficient for most oil companies to remain solvent. Bonds issued by firms in the consumer non-cyclicals, technology, and communications industries were also notable contributors to the Fund’s performance.

Financial company bonds also contributed significantly to the Fund’s return for the reporting period, with debt issued by the banks industry the primary contributor. Rising capital levels and reduced risk have made bank bonds more attractive for investors, sending the spread for U.S. banking bonds to the lowest level since the financial crisis.

Bonds issued by non-corporate entities, which represented approximately 15% of the Fund on average for the reporting period, also contributed to the Fund’s return for the reporting period. These issuers include supranationals, foreign governments, foreign agencies, and municipal agencies issuing taxable bonds.

Increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates typically detracts from bond fund performance. Conversely, falling rates usually serve to increase bond prices. An interest rate hedged fund attempts to mitigate these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

Rising interest rates during the reporting period meant that hedging activity positively contributed to the Fund’s return. The Fund’s interest rate hedge seeks near-zero interest rate sensitivity and was successful within its targeted range. As a result, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund’s return fluctuated based on direct exposure to the yield premium of long-term, investment-grade bonds, independent of rising interest rates during the reporting period.

ALLOCATION BY INVESTMENT TYPE 1

As of 10/31/17

Investment Type	Percentage of Total Investments [2]

Corporate Bonds & Notes	88.30%
Municipal Debt Obligations	6.40
Foreign Government Obligations	5.30

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/17

Moody’s Credit Rating [3]	Percentage of Total Investments [2]

Aaa	3.88%
Aa	10.67
A	36.79
Baa	43.88
Ba	3.70
Not Rated	1.08

TOTAL	100.00%

[1]	Table shown is for the iShares 10+ Year Credit Bond ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 95.04%

EXCHANGE-TRADED FUNDS — 95.04%
iShares 10+ Year Credit Bond ETF[a]	237,854	$14,813,547

		14,813,547

TOTAL INVESTMENT COMPANIES
(Cost: $14,012,923)		14,813,547

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares 1.00%[a,b]	13,582	13,582

		13,582

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,582)		13,582

Value
TOTAL INVESTMENTS IN SECURITIES — 95.13%
(Cost: $14,026,505)[c]	$14,827,129
Other Assets, Less Liabilities — 4.87%	758,562

NET ASSETS — 100.00%	$15,585,691

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $14,058,027. Net unrealized appreciation was $1,556,859, of which $1,588,381 represented gross unrealized appreciation on investments and $31,522 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16	Shares purchased		Shares sold	Shares held at 10/31/17	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$(2)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	377,931	—		(364,349)[b]	13,582	13,582	29	—	1,474
iShares 10+ Year Credit Bond ETF	124,896	124,573		(11,615)	237,854	14,813,547	(30,963)	386,900	438,947

						$14,827,129	$(30,936)	$386,900	$440,421

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2017

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2017 were as follows:

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency			Value
1.01%	Semi-Annual	3-Month LIBOR	Quarterly	12/08/2018	$(2,837)	$20,392	$18,743	$1,649
1.17%	Semi-Annual	3-Month LIBOR	Quarterly	12/08/2021	(1,120)	38,043	16,813	21,230
1.44%	Semi-Annual	3-Month LIBOR	Quarterly	12/08/2026	(4,075)	303,655	161,335	142,320
1.70%	Semi-Annual	3-Month LIBOR	Quarterly	12/08/2036	(3,986)	549,454	216,718	332,736
2.34%	Semi-Annual	3-Month LIBOR	Quarterly	12/08/2036	(2,363)	90,495	73,514	16,981
1.77%	Semi-Annual	3-Month LIBOR	Quarterly	12/08/2046	(3,738)	684,409	411,568	272,841

						$1,686,448	$898,691	$787,757

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$14,813,547	$—	$—	$14,813,547
Money market funds	13,582	—	—	13,582

Total	$14,827,129	$—	$—	$14,827,129

Derivative financial instruments[a]:
Assets:
Centrally cleared interest rate swaps	$—	$787,757	$—	$787,757

Total	$—	$787,757	$—	$787,757

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2017 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$14,026,505

Total cost of investments in securities	$14,026,505

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$14,827,129
Cash pledged for centrally cleared swaps	770,000
Receivables:
Dividends	199

Total Assets	15,597,328

LIABILITIES
Payables:
Investment advisory fees (Note 2)	1,315
Variation margin on centrally cleared swaps	10,322

Total Liabilities	11,637

NET ASSETS	$15,585,691

Net assets consist of:
Paid-in capital	$14,786,967
Accumulated net realized loss	(789,657)
Net unrealized appreciation	1,588,381

NET ASSETS	$15,585,691

Shares outstanding[a]	600,000

Net asset value per share	$25.98

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$440,421
Securities lending income — affiliated — net (Note 2)	1,422

Total investment income	441,843

EXPENSES
Investment advisory fees (Note 2)	41,519
Proxy fees	241

Total expenses	41,760
Less investment advisory fees waived (Note 2)	(29,897)

Net expenses	11,863

Net investment income	429,980

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(30,965)
Swap agreements	1,893
Realized gain distributions from affiliated funds	29

Net realized loss	(29,043)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	386,900
Swap agreements	438,205

Net change in unrealized appreciation/depreciation	825,105

Net realized and unrealized gain	796,062

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,226,042

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$429,980	$293,342
Net realized loss	(29,043)	(936,636)
Net change in unrealized appreciation/depreciation	825,105	789,028

Net increase in net assets resulting from operations	1,226,042	145,734

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(352,551)	(200,730)
Return of capital	(7,976)	(6,500)

Total distributions to shareholders	(360,527)	(207,230)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,296,970	1,201,441
Cost of shares redeemed	—	(1,146,020)

Net increase in net assets from capital share transactions	6,296,970	55,421

INCREASE (DECREASE) IN NET ASSETS	7,162,485	(6,075)

NET ASSETS
Beginning of year	8,423,206	8,429,281

End of year	$15,585,691	$8,423,206

SHARES ISSUED AND REDEEMED
Shares sold	250,000	50,000
Shares redeemed	—	(50,000)

Net increase in shares outstanding	250,000	—

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Jul. 22, 2015 [a] to Oct. 31, 2015
Net asset value, beginning of period	$24.07	$24.08	$25.10

Income from investment operations:
Net investment income[b]	0.91	0.89	0.26
Net realized and unrealized gain (loss)[c]	1.78	(0.28)	(1.09)

Total from investment operations	2.69	0.61	(0.83)

Less distributions from:
Net investment income	(0.76)	(0.60)	(0.13)
Return of capital	(0.02)	(0.02)	(0.06)

Total distributions	(0.78)	(0.62)	(0.19)

Net asset value, end of period	$25.98	$24.07	$24.08

Total return	11.36%	2.49%[e]	(3.19)%[d,e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,586	$8,423	$8,429
Ratio of expenses to average net assets[f,g]	0.10%	0.10%	0.12%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	3.62%	3.78%	3.80%
Portfolio turnover rate[h,i]	6%	9%	4%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total returns for the year ended October 31, 2016 and the period ended October 31, 2015 were 2.62% and -3.31%, respectively.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged 10+ Year Credit Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Fund. The financial statements and schedules of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

•	Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is the Fund’s total annual operating expenses. BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares 10+ Year Credit Bond ETF (“CLY”), after taking into account any fee waivers by CLY, plus 0.10%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $364.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $1,613,906 and $704,266, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $5,881,855 and $  —, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	INTEREST RATE SWAPS

Interest rate swaps are used by the Fund to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. The Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is recorded on the statement of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statement of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

The following table shows the value of interest rate swaps held by the Fund as of October 31, 2017 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$787,757

[a]	Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on interest rate swaps held by the Fund during the year ended October 31, 2017 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Centrally cleared interest rate swaps:
Swap agreements	$1,893	$438,205

For the year ended October 31, 2017, the average quarter-end notional amount of open interest rate swaps for the Fund (where the Fund pays the fixed rate) was $12,295,200.

6.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to the accounting for swap agreements, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$ —	$(77,429)	$77,429

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows.

	2017	2016
Ordinary income	$352,551	$200,730
Return of capital	7,976	6,500

	$360,527	$207,230

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$ (758,135)	$1,556,859	$798,724

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

As of October 31, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $758,135 available to offset future realized capital gains.

For the year ended October 31, 2017, the Fund utilized $79,349 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ the claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and the

Shareholders of the iShares Interest Rate Hedged 10+ Year Credit Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Interest Rate Hedged 10+ Year Credit Bond ETF (constituting a fund of the iShares U.S. ETF Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period July 22, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Tax Information (Unaudited)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

For the fiscal year ended October 31, 2017, the Fund hereby designates $320,477 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Peer Group for the Fund contained only three comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its benchmark index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s strategy and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Proxy Results

A special meeting of the shareholders of each series of iShares U.S. ETF Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	49,298,818	57,986
Richard L. Fagnani	49,294,053	62,752
Drew E. Lawton	49,296,485	60,320
Madhav V. Rajan	49,289,721	67,084
Mark Wiedman	49,289,957	66,848

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.780443	$—	$—	$0.780443	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

SUPPLEMENTAL INFORMATION	29

Supplemental Information (Unaudited) (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 22, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.18%
Greater than 1.0% and Less than 1.5%	8	1.44
Greater than 0.5% and Less than 1.0%	26	4.69
Greater than 0.0% and Less than 0.5%	296	53.43
At NAV	13	2.35
Less than 0.0% and Greater than –0.5%	191	34.48
Less than –0.5% and Greater than –1.0%	17	3.07
Less than –1.0% and Greater than –1.5%	1	0.18
Less than –1.5% and Greater than –2.0%	1	0.18

	554	100.00%

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares U.S. ETF Trust, iShares, Inc. and iShares Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2011).

President, BlackRock, Inc.

(since 2006); Vice Chairman of

BlackRock, Inc. and Head of

BlackRock’s Portfolio Management

Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman[b] (46)	Trustee (since 2013)

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director,

BlackRock, Inc. (2007-2014); Global

Head of BlackRock’s ETF and Index

Investments Business (since 2016);

Global Head of iShares (2011-2016);

Head of Corporate Strategy,

BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998- 2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005);

Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Director of Forward Funds (14 portfolios) (since 2009);

Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015);

Trustee of iShares Trust (since 2015);
Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

Schedule of Investments (Unaudited)

October 31, 2017

Statement of Assets and Liabilities (Unaudited)

October 31, 2017

Audited Financial Statements

February 28, 2017

iShares Trust

iShares 10+ Year Credit Bond ETF |  CLY  |  NYSE Arca

Schedule of Investments (Unaudited)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 86.59%

ADVERTISING — 0.04%
WPP Finance 2010
5.13%, 09/07/42	$55	$57,273
5.63%, 11/15/43	229	258,365

		315,638
AEROSPACE & DEFENSE — 1.77%
Boeing Co. (The)
3.38%, 06/15/46 (Call 12/15/45)	125	118,900
3.65%, 03/01/47 (Call 09/01/46)	300	299,193
6.63%, 02/15/38	16	22,522
6.88%, 03/15/39	182	266,059
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)	300	298,269
Harris Corp.
4.85%, 04/27/35 (Call 10/27/34)	275	305,602
5.05%, 04/27/45 (Call 10/27/44)	300	346,083
6.15%, 12/15/40	50	61,761
Lockheed Martin Corp.
3.60%, 03/01/35 (Call 09/01/34)	300	298,167
3.80%, 03/01/45 (Call 09/01/44)	500	493,415
4.07%, 12/15/42	800	822,720
4.09%, 09/15/52 (Call 03/15/52)	350	355,015
4.50%, 05/15/36 (Call 11/15/35)	500	551,915
4.70%, 05/15/46 (Call 11/15/45)	600	680,280
Series B
6.15%, 09/01/36	300	390,846
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	120	119,827
4.03%, 10/15/47 (Call 04/15/47)	1,100	1,132,791
4.75%, 06/01/43	250	283,792
5.05%, 11/15/40	250	286,855
Northrop Grumman Systems Corp.
7.75%, 02/15/31	555	786,157
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)	100	108,677
4.70%, 12/15/41	300	345,714
4.88%, 10/15/40	137	161,941
Rockwell Collins Inc.
4.35%, 04/15/47 (Call 10/15/46)	150	161,042
4.80%, 12/15/43 (Call 06/15/43)	261	294,625
United Technologies Corp.
3.75%, 11/01/46 (Call 05/01/46)	500	488,830
4.05%, 05/04/47 (Call 11/04/46)	250	256,520

Security	Principal (000s)	Value
4.15%, 05/15/45 (Call 11/16/44)	$600	$622,428
4.50%, 06/01/42	2,000	2,178,900
5.40%, 05/01/35	11	13,093
5.70%, 04/15/40	200	251,036
6.05%, 06/01/36	100	128,064
6.13%, 07/15/38	200	260,892
6.70%, 08/01/28	500	653,205
7.50%, 09/15/29	114	158,555

		14,003,691
AGRICULTURE — 1.42%
Altria Group Inc.
3.88%, 09/16/46 (Call 03/16/46)[a]	700	684,691
4.25%, 08/09/42	400	413,276
4.50%, 05/02/43	350	373,958
5.38%, 01/31/44[a]	800	962,944
Archer-Daniels-Midland Co.
4.02%, 04/16/43	799	830,592
4.54%, 03/26/42	378	416,934
BAT Capital Corp.
4.39%, 08/15/37 (Call 02/15/37)[b]	1,500	1,553,535
4.54%, 08/15/47 (Call 02/15/47)[a,b]	500	513,980
Philip Morris International Inc.
3.88%, 08/21/42	76	75,422
4.13%, 03/04/43	225	230,974
4.25%, 11/10/44	1,000	1,046,960
4.38%, 11/15/41	236	250,236
4.50%, 03/20/42	171	185,027
4.88%, 11/15/43	300	340,467
6.38%, 05/16/38	850	1,135,404
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	100	118,175
5.85%, 08/15/45 (Call 02/15/45)	1,000	1,229,080
6.15%, 09/15/43	381	480,974
7.25%, 06/15/37	253	347,594

		11,190,223
AIRLINES — 0.26%
American Airlines Pass Through Trust
Series 2016-1, Class AA
3.58%, 07/15/29	17	17,541
Series 2016-2, Class AA
3.20%, 12/15/29	82	81,864
Series 2016-3, Class AA
3.00%, 04/15/30	972	958,510

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Latam Airlines Pass Through Trust
Series 2015-1, Class A
4.20%, 08/15/29	$456	$463,004
United Airlines Pass Through Trust
Series 2015-1, Class AA
3.45%, 06/01/29	75	76,490
Series 2016-2, Class AA
2.88%, 04/07/30	500	489,465

		2,086,874
APPAREL — 0.11%
NIKE Inc.
3.38%, 11/01/46 (Call 05/01/46)	200	187,618
3.63%, 05/01/43 (Call 11/01/42)	300	294,723
3.88%, 11/01/45 (Call 05/01/45)	175	177,734
VF Corp.
6.45%, 11/01/37	150	195,829

		855,904
AUTO MANUFACTURERS — 0.93%
Daimler Finance North America LLC
8.50%, 01/18/31	700	1,050,168
Ford Motor Co.
4.75%, 01/15/43[a]	800	790,720
5.29%, 12/08/46 (Call 06/08/46)[a]	650	688,253
6.63%, 10/01/28[a]	16	19,452
7.40%, 11/01/46	114	150,564
7.45%, 07/16/31	1,005	1,310,329
General Motors Co.
5.00%, 04/01/35	145	150,243
5.15%, 04/01/38 (Call 10/01/37)	250	260,798
5.20%, 04/01/45	500	511,890
5.40%, 04/01/48 (Call 10/01/47)	250	264,045
6.25%, 10/02/43	750	867,322
6.60%, 04/01/36 (Call 10/01/35)	650	779,876
6.75%, 04/01/46 (Call 10/01/45)	390	476,260

		7,319,920
AUTO PARTS & EQUIPMENT — 0.04%
BorgWarner Inc.
4.38%, 03/15/45 (Call 09/15/44)	185	187,152
Delphi Automotive PLC
4.40%, 10/01/46 (Call 04/01/46)	150	152,725

		339,877

Security	Principal (000s)	Value
BANKS — 7.93%
Bank of America Corp.
4.18%, 11/25/27 (Call 11/25/26)[a]	$1,450	$1,511,654
4.88%, 04/01/44	950	1,093,944
5.00%, 01/21/44	600	697,794
5.88%, 02/07/42	750	964,005
6.11%, 01/29/37	1,000	1,253,370
7.75%, 05/14/38	900	1,330,659
VRN, (3 mo. LIBOR US + 1.990%)
4.44%, 01/20/48 (Call 01/20/47)[c]	900	975,969
Series L
4.75%, 04/21/45[a]	8	8,853
Bank of America N.A.
6.00%, 10/15/36	250	320,063
Bank of New York Mellon Corp. (The)
3.00%, 10/30/28 (Call 07/30/28)	85	82,963
3.30%, 08/23/29 (Call 05/23/29)	250	249,130
Barclays PLC
4.34%, 01/10/28 (Call 01/10/27)	300	311,667
4.84%, 05/09/28 (Call 05/07/27)[a]	800	834,056
4.95%, 01/10/47	750	826,200
5.25%, 08/17/45	600	686,568
Citigroup Inc.
4.13%, 07/25/28	575	592,687
4.65%, 07/30/45	400	445,036
4.75%, 05/18/46	850	922,122
5.30%, 05/06/44[a]	515	604,528
5.88%, 01/30/42	600	769,566
6.00%, 10/31/33	200	243,210
6.13%, 08/25/36	282	350,777
6.63%, 01/15/28	11	13,496
6.63%, 06/15/32	525	671,517
6.68%, 09/13/43	400	546,800
8.13%, 07/15/39	950	1,494,853
VRN, (3 mo. LIBOR US + 1.839%)
4.28%, 04/24/48 (Call 04/24/47)[c]	250	263,293
Cooperatieve Rabobank UA
5.25%, 05/24/41	800	992,048
5.25%, 08/04/45[a]	291	346,811
5.75%, 12/01/43	600	760,242
Credit Suisse Group Funding Guernsey Ltd.
4.88%, 05/15/45[a]	786	884,148

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Fifth Third Bancorp.
8.25%, 03/01/38	$444	$670,191
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	250	247,728
Goldman Sachs Capital I
6.35%, 02/15/34	400	499,316
Goldman Sachs Group Inc. (The)
4.75%, 10/21/45 (Call 04/21/45)	1,000	1,116,790
4.80%, 07/08/44 (Call 01/08/44)	775	867,899
5.15%, 05/22/45	900	1,026,846
6.13%, 02/15/33	1,200	1,506,228
6.25%, 02/01/41	1,100	1,458,457
6.75%, 10/01/37	2,425	3,198,866
VRN, (3 mo. LIBOR US + 1.373%)
4.02%, 10/31/38 (Call 10/31/37)[c]	1,000	1,009,500
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	600	734,460
HSBC Holdings PLC
5.25%, 03/14/44	1,000	1,164,470
6.10%, 01/14/42	416	560,631
6.50%, 05/02/36	900	1,172,880
6.50%, 09/15/37	900	1,184,733
6.80%, 06/01/38	600	816,720
7.63%, 05/17/32	300	405,777
JPMorgan Chase & Co.
4.85%, 02/01/44	500	578,535
4.95%, 06/01/45	725	824,687
5.40%, 01/06/42	875	1,084,545
5.50%, 10/15/40	787	977,005
5.60%, 07/15/41	746	937,461
5.63%, 08/16/43	375	460,530
6.40%, 05/15/38	1,000	1,346,550
VRN, (3 mo. LIBOR US + 1.360%)
3.88%, 07/24/38 (Call 07/24/37)[c]	750	756,855
VRN, (3 mo. LIBOR US + 1.460%)
4.03%, 07/24/48 (Call 07/24/47)[c]	750	762,623
VRN, (3 mo. LIBOR US + 1.580%)
4.26%, 02/22/48 (Call 02/22/47)[c]	750	789,210
KfW
0.00%, 04/18/36	700	404,152
0.00%, 06/29/37	800	446,752
Lloyds Banking Group PLC
5.30%, 12/01/45[a]	200	235,442
Morgan Stanley
4.30%, 01/27/45	1,200	1,264,356

Security	Principal (000s)	Value
4.38%, 01/22/47	$1,150	$1,228,315
6.38%, 07/24/42	950	1,289,938
7.25%, 04/01/32	700	959,238
Regions Financial Corp.
7.38%, 12/10/37	325	442,371
Wachovia Corp.
5.50%, 08/01/35	400	473,416
Wells Fargo & Co.
3.90%, 05/01/45	1,250	1,259,300
4.40%, 06/14/46	550	568,007
4.65%, 11/04/44	1,450	1,548,368
4.75%, 12/07/46[a]	1,000	1,091,010
4.90%, 11/17/45	900	997,227
5.38%, 02/07/35	300	360,195
5.38%, 11/02/43	975	1,145,635
5.61%, 01/15/44	1,250	1,513,762
Wells Fargo Capital X
5.95%, 12/01/86	200	225,296

		62,660,302
BEVERAGES — 2.54%
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	200	200,022
4.63%, 02/01/44[a]	245	266,950
4.70%, 02/01/36 (Call 08/01/35)	2,850	3,128,302
4.90%, 02/01/46 (Call 08/01/45)	4,300	4,816,946
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	700	673,463
4.44%, 10/06/48 (Call 04/06/48)	683	722,990
4.95%, 01/15/42	750	847,425
8.00%, 11/15/39	136	211,864
8.20%, 01/15/39	750	1,181,932
Brown-Forman Corp.
4.50%, 07/15/45 (Call 01/15/45)	118	129,519
Coca-Cola FEMSA SAB de CV
5.25%, 11/26/43	271	315,631
Constellation Brands Inc.
4.50%, 05/09/47 (Call 11/09/46)	200	212,290
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	136	138,252
5.88%, 09/30/36	350	456,484
Diageo Investment Corp.
4.25%, 05/11/42	450	478,580
7.45%, 04/15/35	11	16,005

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Dr Pepper Snapple Group Inc.
4.50%, 11/15/45 (Call 05/15/45)[b]	$250	$265,090
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43	364	370,963
Molson Coors Brewing Co.
4.20%, 07/15/46 (Call 01/15/46)	700	690,221
5.00%, 05/01/42	595	657,445
Pepsi-Cola Metropolitan Bottling Co. Inc.
Series B
7.00%, 03/01/29	501	681,470
PepsiCo Inc.
3.45%, 10/06/46 (Call 04/06/46)[a]	750	712,215
3.60%, 08/13/42	400	391,924
4.00%, 03/05/42[a]	207	214,541
4.00%, 05/02/47 (Call 11/02/46)[a]	250	260,998
4.25%, 10/22/44 (Call 04/22/44)	350	375,648
4.45%, 04/14/46 (Call 10/14/45)	750	835,605
4.60%, 07/17/45 (Call 01/17/45)[a]	250	283,218
4.88%, 11/01/40	200	232,344
5.50%, 01/15/40	246	307,935

		20,076,272
BIOTECHNOLOGY — 1.64%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	900	948,141
4.56%, 06/15/48 (Call 12/15/47)	1,100	1,182,060
4.66%, 06/15/51 (Call 12/15/50)	2,150	2,325,848
4.95%, 10/01/41[a]	150	168,827
5.15%, 11/15/41 (Call 05/15/41)	175	201,464
Baxalta Inc.
5.25%, 06/23/45 (Call 12/23/44)	500	574,970
Biogen Inc.
5.20%, 09/15/45 (Call 03/15/45)	800	917,504
Celgene Corp.
4.35%, 11/15/47	250	249,333
4.63%, 05/15/44 (Call 11/15/43)	400	413,732
5.00%, 08/15/45 (Call 02/15/45)	600	660,966
5.25%, 08/15/43	500	568,100
Gilead Sciences Inc.
4.00%, 09/01/36 (Call 03/01/36)	50	52,027
4.15%, 03/01/47 (Call 09/01/46)[a]	750	771,532
4.50%, 02/01/45 (Call 08/01/44)	1,000	1,083,190
4.60%, 09/01/35 (Call 03/01/35)	620	689,595

Security	Principal (000s)	Value
4.75%, 03/01/46 (Call 09/01/45)	$799	$897,389
4.80%, 04/01/44 (Call 10/01/43)	593	664,219
5.65%, 12/01/41 (Call 06/01/41)	450	562,707

		12,931,604
BUILDING MATERIALS — 0.33%
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)[a]	250	264,853
4.63%, 07/02/44 (Call 01/02/44)[e]	250	269,397
4.95%, 07/02/64 (Call 01/02/64)[e]	107	115,632
5.13%, 09/14/45 (Call 03/14/45)	250	287,265
6.00%, 01/15/36	300	370,773
Masco Corp.
3.50%, 11/15/27 (Call 08/15/27)	200	198,598
4.50%, 05/15/47 (Call 11/15/46)	150	150,585
Owens Corning
4.30%, 07/15/47 (Call 01/15/47)	350	337,169
7.00%, 12/01/36	173	225,673
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)	400	404,316

		2,624,261
CHEMICALS — 1.49%
Agrium Inc.
4.13%, 03/15/35 (Call 09/15/34)	87	88,401
4.90%, 06/01/43 (Call 12/01/42)	350	386,120
5.25%, 01/15/45 (Call 07/15/44)	254	293,426
6.13%, 01/15/41 (Call 07/15/40)	225	282,292
7.13%, 05/23/36[a]	100	133,386
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)	150	174,651
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	575	597,281
4.38%, 11/15/42 (Call 05/15/42)	86	89,419
4.63%, 10/01/44 (Call 04/01/44)	475	509,765
5.25%, 11/15/41 (Call 05/15/41)	400	459,752
7.38%, 11/01/29	285	381,655
9.40%, 05/15/39	435	731,405
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	400	430,528
4.80%, 09/01/42 (Call 03/01/42)	280	304,324
EI du Pont de Nemours & Co.
4.15%, 02/15/43	298	305,688
4.90%, 01/15/41	445	503,731
5.60%, 12/15/36	11	13,258
6.50%, 01/15/28	25	31,169

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	$150	$154,892
Lubrizol Corp. (The)
6.50%, 10/01/34	120	156,611
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	350	383,820
5.25%, 07/15/43	200	232,794
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	600	615,144
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	200	202,620
Monsanto Co.
3.95%, 04/15/45 (Call 10/15/44)	215	206,430
4.20%, 07/15/34 (Call 01/15/34)	250	258,340
4.40%, 07/15/44 (Call 01/15/44)	550	569,679
4.65%, 11/15/43 (Call 05/15/43)	24	25,550
4.70%, 07/15/64 (Call 01/15/64)	275	280,005
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)[a]	208	220,162
5.63%, 11/15/43 (Call 05/15/43)[a]	400	418,632
Potash Corp. of Saskatchewan Inc.
5.63%, 12/01/40	350	413,745
5.88%, 12/01/36	101	120,827
Praxair Inc.
3.55%, 11/07/42 (Call 05/07/42)	300	294,519
Rohm & Haas Co.
7.85%, 07/15/29	100	137,339
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)	350	342,283
4.50%, 06/01/47 (Call 12/01/46)	600	636,804
Westlake Chemical Corp.
5.00%, 08/15/46 (Call 02/15/46)	325	360,175

		11,746,622
COMMERCIAL SERVICES — 0.61%
California Institute of Technology
4.32%, 08/01/45	12	13,467
4.70%, 11/01/11	100	105,889
Cleveland Clinic Foundation (The)
4.86%, 01/01/14	247	269,482
Ecolab Inc.
5.50%, 12/08/41	300	369,855
George Washington University (The)
4.87%, 09/15/45	16	18,738

Security	Principal (000s)	Value
Johns Hopkins University
Series 2013
4.08%, 07/01/53	$11	$11,402
Massachusetts Institute of Technology
3.96%, 07/01/38	9	9,679
4.68%, 12/31/99	400	456,032
5.60%, 07/01/11	425	569,861
Moody’s Corp.
3.25%, 01/15/28 (Call 10/15/27)[b]	150	149,201
5.25%, 07/15/44	250	297,145
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	275	262,820
3.30%, 07/15/56 (Call 01/15/56)	250	239,303
Princeton University
5.70%, 03/01/39	350	470,628
S&P Global Inc.
6.55%, 11/15/37	161	209,949
University of Notre Dame du Lac
Series 2015
3.44%, 02/15/45	9	8,742
University of Southern California
3.03%, 10/01/39	275	255,505
5.25%, 10/01/11	250	307,205
Verisk Analytics Inc.
5.50%, 06/15/45 (Call 12/15/44)	111	126,413
Western Union Co. (The)
6.20%, 11/17/36[a]	175	191,595
William Marsh Rice University
3.57%, 05/15/45	501	495,905

		4,838,816
COMPUTERS — 1.72%
Apple Inc.
3.45%, 02/09/45	1,050	995,841
3.75%, 09/12/47 (Call 03/12/47)	250	248,678
3.85%, 05/04/43	975	993,037
3.85%, 08/04/46 (Call 02/04/46)	745	753,553
4.25%, 02/09/47 (Call 08/09/46)	350	375,603
4.38%, 05/13/45	1,100	1,202,685
4.45%, 05/06/44	600	665,160
4.50%, 02/23/36 (Call 08/23/35)	925	1,054,426
4.65%, 02/23/46 (Call 08/23/45)	1,350	1,536,205

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Dell International LLC/EMC Corp.
8.10%, 07/15/36 (Call 01/15/36)[b]	$750	$951,472
8.35%, 07/15/46 (Call 01/15/46)[b]	775	1,001,594
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)[a]	350	378,423
6.35%, 10/15/45 (Call 04/15/45)	575	612,381
HP Inc.
6.00%, 09/15/41	550	603,889
International Business Machines Corp.
4.00%, 06/20/42	500	513,280
4.70%, 02/19/46[a]	550	633,050
5.60%, 11/30/39[a]	300	380,049
5.88%, 11/29/32	316	403,690
6.50%, 01/15/28	155	197,782
Seagate HDD Cayman
5.75%, 12/01/34 (Call 06/01/34)	125	120,064

		13,620,862
COSMETICS & PERSONAL CARE — 0.43%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)	250	249,970
4.00%, 08/15/45	317	331,458
Estee Lauder Companies Inc. (The)
4.15%, 03/15/47 (Call 09/15/46)	125	132,783
4.38%, 06/15/45 (Call 12/15/44)	250	271,975
6.00%, 05/15/37	150	190,652
Procter & Gamble Co. (The)
3.50%, 10/25/47	250	248,095
5.55%, 03/05/37	1,000	1,316,000
Unilever Capital Corp.
5.90%, 11/15/32	525	691,792

		3,432,725
DISTRIBUTION & WHOLESALE — 0.11%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	250	237,947
4.20%, 05/15/47 (Call 11/15/46)	150	154,392
4.60%, 06/15/45 (Call 12/15/44)	400	435,352

		827,691
DIVERSIFIED FINANCIAL SERVICES — 1.44%
American Express Co.
4.05%, 12/03/42	525	541,674
AXA Financial Inc.
7.00%, 04/01/28	14	17,828

Security	Principal (000s)	Value
CME Group Inc.
5.30%, 09/15/43 (Call 03/15/43)	$400	$507,156
Credit Suisse USA Inc.
7.13%, 07/15/32	468	646,238
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35[a]	5,000	5,356,450
Invesco Finance PLC
5.38%, 11/30/43	41	49,657
Jefferies Group LLC
6.25%, 01/15/36[a]	200	223,880
6.50%, 01/20/43	150	173,114
Legg Mason Inc.
5.63%, 01/15/44	250	272,872
Mastercard Inc.
3.80%, 11/21/46 (Call 05/21/46)	215	220,773
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	150	158,516
Series C
8.00%, 03/01/32	271	396,598
Raymond James Financial Inc.
4.95%, 07/15/46	250	273,717
Visa Inc.
4.15%, 12/14/35 (Call 06/14/35)	1,000	1,091,480
4.30%, 12/14/45 (Call 06/14/45)	1,350	1,488,793

		11,418,746
ELECTRIC — 9.11%
AEP Transmission Co. LLC
3.75%, 12/01/47 (Call 06/01/47)[b]	250	252,728
4.00%, 12/01/46 (Call 06/01/46)	275	285,285
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	300	304,821
3.85%, 12/01/42	50	50,292
4.15%, 08/15/44 (Call 02/15/44)	302	321,621
4.30%, 01/02/46 (Call 07/02/45)	450	491,787
6.00%, 03/01/39	126	162,793
6.13%, 05/15/38	273	351,520
Ameren Illinois Co.
4.15%, 03/15/46 (Call 09/15/45)	400	433,076
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	11	11,899
4.45%, 06/01/45 (Call 12/01/44)	200	218,632
7.00%, 04/01/38	100	139,599

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Arizona Public Service Co.
3.75%, 05/15/46 (Call 11/15/45)	$275	$274,167
4.50%, 04/01/42 (Call 10/01/41)	251	276,740
5.05%, 09/01/41 (Call 03/01/41)	100	116,602
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	650	714,759
5.15%, 11/15/43 (Call 05/15/43)	400	475,300
5.95%, 05/15/37	350	447,793
6.13%, 04/01/36	1,800	2,354,058
6.50%, 09/15/37	225	305,766
8.48%, 09/15/28	300	437,784
Black Hills Corp.
4.20%, 09/15/46 (Call 03/15/46)	150	150,734
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	425	421,370
4.50%, 04/01/44 (Call 10/01/43)	200	230,230
Cleco Corporate Holdings LLC
4.97%, 05/01/46 (Call 11/01/45)	150	161,582
CMS Energy Corp.
4.88%, 03/01/44 (Call 09/01/43)	150	172,502
Commonwealth Edison Co.
3.70%, 03/01/45 (Call 09/01/44)	200	200,762
3.80%, 10/01/42 (Call 04/01/42)[a]	311	314,915
4.35%, 11/15/45 (Call 05/15/45)	100	109,973
4.60%, 08/15/43 (Call 02/15/43)	233	266,079
4.70%, 01/15/44 (Call 07/15/43)	261	301,544
5.90%, 03/15/36	564	728,914
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	600	616,260
3.95%, 03/01/43 (Call 09/01/42)	477	495,417
4.30%, 12/01/56 (Call 06/01/56)[a]	130	139,695
4.45%, 03/15/44 (Call 09/15/43)	450	503,779
4.50%, 12/01/45 (Call 06/01/45)	207	232,627
5.50%, 12/01/39	200	250,114
5.70%, 06/15/40	335	429,899
6.30%, 08/15/37	8	10,762
Series 05-A
5.30%, 03/01/35	100	119,302
Series 06-A
5.85%, 03/15/36	325	412,964
Series 06-B
6.20%, 06/15/36	461	605,915

Security	Principal (000s)	Value
Series 08-B
6.75%, 04/01/38	$200	$285,696
Series 12-A
4.20%, 03/15/42	8	8,594
Series 2017
3.88%, 06/15/47 (Call 12/15/46)	150	154,680
Consumers Energy Co.
3.25%, 08/15/46 (Call 02/15/46)	200	186,866
3.95%, 05/15/43 (Call 11/15/42)[a]	75	78,944
3.95%, 07/15/47 (Call 01/15/47)	250	264,558
Delmarva Power & Light Co.
4.15%, 05/15/45 (Call 11/15/44)	250	268,000
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	520	575,266
6.30%, 03/15/33	275	345,067
7.00%, 06/15/38	380	515,120
Series B
5.95%, 06/15/35	290	359,716
Series C
4.05%, 09/15/42 (Call 03/15/42)[a]	155	154,380
4.90%, 08/01/41 (Call 02/01/41)	37	41,180
Series F
5.25%, 08/01/33	600	687,060
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	216	217,469
3.70%, 06/01/46 (Call 12/01/45)	135	136,003
4.30%, 07/01/44 (Call 01/01/44)	103	112,757
Series A
4.00%, 04/01/43 (Call 10/01/42)[a]	208	217,849
DTE Energy Co.
6.38%, 04/15/33	135	171,459
Duke Energy Carolinas LLC
3.75%, 06/01/45 (Call 12/01/44)	315	317,129
3.88%, 03/15/46 (Call 09/15/45)	250	259,645
4.00%, 09/30/42 (Call 03/30/42)	400	418,952
4.25%, 12/15/41 (Call 06/15/41)	300	326,820
5.30%, 02/15/40	500	615,080
6.00%, 01/15/38	57	74,818
6.05%, 04/15/38	750	990,262
6.10%, 06/01/37	500	648,830
6.45%, 10/15/32	86	114,618
Series A
6.00%, 12/01/28	16	19,998

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)	$700	$682,759
4.80%, 12/15/45 (Call 06/15/45)	100	112,943
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)	230	218,650
3.85%, 11/15/42 (Call 05/15/42)	280	284,354
5.65%, 04/01/40	100	127,377
6.35%, 09/15/37[a]	100	136,991
6.40%, 06/15/38	200	275,336
Duke Energy Florida Project Finance LLC
Series 2026
2.54%, 09/01/31	400	389,028
Duke Energy Indiana LLC
3.75%, 05/15/46 (Call 11/15/45)	450	452,632
6.12%, 10/15/35	250	321,322
6.35%, 08/15/38	46	62,500
6.45%, 04/01/39	300	411,282
Duke Energy Progress LLC
3.70%, 10/15/46 (Call 04/15/46)	400	400,360
4.10%, 05/15/42 (Call 11/15/41)	300	314,694
4.10%, 03/15/43 (Call 09/15/42)	186	197,004
4.15%, 12/01/44 (Call 06/01/44)	300	321,993
4.20%, 08/15/45 (Call 02/15/45)	225	242,701
4.38%, 03/30/44 (Call 09/30/43)	300	330,846
6.30%, 04/01/38	250	339,412
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	200	213,446
6.00%, 05/15/35	200	235,056
Emera U.S. Finance LP
4.75%, 06/15/46 (Call 12/15/45)	650	706,010
Entergy Louisiana LLC
3.05%, 06/01/31 (Call 03/01/31)	150	144,764
3.25%, 04/01/28 (Call 01/01/28)	400	402,284
4.95%, 01/15/45 (Call 01/15/25)	100	103,929
Entergy Mississippi Inc.
2.85%, 06/01/28 (Call 03/01/28)	250	241,893
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	730	778,180
4.95%, 06/15/35 (Call 12/15/34)	375	423,844
5.10%, 06/15/45 (Call 12/15/44)	15	17,348
5.63%, 06/15/35	371	446,090

Security	Principal (000s)	Value
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	$500	$526,320
5.75%, 10/01/41 (Call 04/01/41)	20	21,467
6.25%, 10/01/39	525	594,447
FirstEnergy Corp.
Series C
4.85%, 07/15/47 (Call 01/15/47)	600	647,064
7.38%, 11/15/31	450	604,008
Florida Power & Light Co.
3.80%, 12/15/42 (Call 06/15/42)	200	206,468
4.05%, 06/01/42 (Call 12/01/41)	275	295,347
4.05%, 10/01/44 (Call 04/01/44)	250	269,908
4.13%, 02/01/42 (Call 08/01/41)[a]	356	385,893
4.95%, 06/01/35	200	235,238
5.25%, 02/01/41 (Call 08/01/40)	271	334,392
5.65%, 02/01/37	96	121,063
5.69%, 03/01/40	124	160,824
5.95%, 02/01/38	213	280,547
Georgia Power Co.
4.30%, 03/15/42	800	838,344
4.30%, 03/15/43	21	22,013
5.40%, 06/01/40	200	236,874
5.95%, 02/01/39	114	142,302
Series 10-C
4.75%, 09/01/40	200	219,916
Hydro-Quebec
9.50%, 11/15/30	200	320,412
Iberdrola International BV
6.75%, 07/15/36	250	325,250
Indiana Michigan Power Co.
6.05%, 03/15/37	105	133,375
Series K
4.55%, 03/15/46 (Call 09/15/45)	450	501,502
Interstate Power & Light Co.
3.70%, 09/15/46 (Call 03/15/46)	450	439,024
6.25%, 07/15/39[a]	5	6,533
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42	231	251,389
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	250	294,680
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	314	384,333

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MidAmerican Energy Co.
4.25%, 05/01/46 (Call 11/01/45)	$111	$120,961
4.40%, 10/15/44 (Call 04/15/44)	225	252,254
4.80%, 09/15/43 (Call 03/15/43)	200	233,322
5.75%, 11/01/35	11	13,832
6.75%, 12/30/31	11	14,916
Mississippi Power Co.
Series 12-A
4.25%, 03/15/42	350	338,387
Nevada Power Co.
6.65%, 04/01/36	100	136,365
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	350	338,915
3.60%, 05/15/46 (Call 11/15/45)	50	49,872
4.00%, 08/15/45 (Call 02/15/45)	90	95,895
4.13%, 05/15/44 (Call 11/15/43)	7	7,495
5.35%, 11/01/39	5	6,204
6.25%, 06/01/36	106	141,991
NorthWestern Corp.
4.18%, 11/15/44 (Call 05/15/44)	161	170,460
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	100	111,148
5.50%, 03/15/40	241	303,409
Oglethorpe Power Corp.
5.25%, 09/01/50[a]	25	27,923
5.38%, 11/01/40	175	203,474
5.95%, 11/01/39[a]	5	6,218
Ohio Edison Co.
6.88%, 07/15/36	200	264,148
Oklahoma Gas & Electric Co.
4.15%, 04/01/47 (Call 10/01/46)	400	426,152
Oncor Electric Delivery Co. LLC
3.80%, 09/30/47 (Call 03/30/47)[b]	250	255,738
4.55%, 12/01/41 (Call 06/01/41)	150	168,686
5.25%, 09/30/40	305	370,499
5.30%, 06/01/42 (Call 12/01/41)	350	430,517
7.25%, 01/15/33	411	577,360
Pacific Gas & Electric Co.
4.00%, 12/01/46 (Call 06/01/46)[a]	350	351,207
4.25%, 03/15/46 (Call 09/15/45)	11	11,453
4.30%, 03/15/45 (Call 09/15/44)	107	112,360
4.45%, 04/15/42 (Call 10/15/41)	200	214,748
4.60%, 06/15/43 (Call 12/15/42)	13	14,175
4.75%, 02/15/44 (Call 08/15/43)	200	222,930

Security	Principal (000s)	Value
5.13%, 11/15/43 (Call 05/15/43)	$300	$350,160
5.40%, 01/15/40	250	296,463
5.80%, 03/01/37	16	19,641
6.05%, 03/01/34	2,200	2,738,186
6.25%, 03/01/39	400	521,428
6.35%, 02/15/38[a]	71	92,349
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	245	259,404
6.00%, 01/15/39	300	400,272
6.10%, 08/01/36	105	137,255
6.25%, 10/15/37	50	66,996
6.35%, 07/15/38	150	203,307
PECO Energy Co.
4.15%, 10/01/44 (Call 04/01/44)	255	274,729
5.95%, 10/01/36	111	144,284
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	66	70,095
6.50%, 11/15/37	175	239,682
PPL Capital Funding Inc.
4.00%, 09/15/47 (Call 03/15/47)	250	253,020
4.70%, 06/01/43 (Call 12/01/42)[a]	400	433,208
5.00%, 03/15/44 (Call 09/15/43)	300	342,951
PPL Electric Utilities Corp.
3.95%, 06/01/47 (Call 12/01/46)	250	262,623
6.25%, 05/15/39	61	82,522
Progress Energy Inc.
7.75%, 03/01/31	34	47,684
PSEG Power LLC
8.63%, 04/15/31[a]	300	397,044
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	200	198,388
3.80%, 06/15/47 (Call 12/15/46)	400	410,592
4.30%, 03/15/44 (Call 09/15/43)	411	449,527
6.25%, 09/01/37	60	81,016
6.50%, 08/01/38	100	138,791
Public Service Electric & Gas Co.
3.65%, 09/01/42 (Call 03/01/42)	75	74,278
3.80%, 03/01/46 (Call 09/01/45)	200	206,448
3.95%, 05/01/42 (Call 11/01/41)	200	209,782
5.50%, 03/01/40[a]	107	134,831
5.80%, 05/01/37	175	225,843
Puget Sound Energy Inc.
4.30%, 05/20/45 (Call 11/20/44)[a]	111	120,984
5.64%, 04/15/41 (Call 10/15/40)	235	296,276

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.76%, 10/01/39	$200	$258,220
5.80%, 03/15/40	56	72,567
6.27%, 03/15/37	5	6,590
San Diego Gas & Electric Co.
4.50%, 08/15/40[a]	100	115,314
6.00%, 06/01/39	150	197,870
Series RRR
3.75%, 06/01/47 (Call 12/01/46)	400	415,412
South Carolina Electric & Gas Co.
4.10%, 06/15/46 (Call 12/15/45)	300	294,474
4.35%, 02/01/42 (Call 08/01/41)	144	145,901
4.50%, 06/01/64 (Call 12/01/63)	250	249,608
4.60%, 06/15/43 (Call 12/15/42)	116	120,300
5.10%, 06/01/65 (Call 12/01/64)	150	163,401
5.30%, 05/15/33	5	5,573
5.45%, 02/01/41 (Call 08/01/40)	420	489,913
6.05%, 01/15/38	248	301,196
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)	250	267,518
4.05%, 03/15/42 (Call 09/15/41)	50	53,014
4.50%, 09/01/40 (Call 03/01/40)[a]	48	53,980
4.65%, 10/01/43 (Call 04/01/43)	311	364,209
5.50%, 03/15/40[a]	217	276,191
5.63%, 02/01/36	75	94,071
5.75%, 04/01/35	105	132,359
6.00%, 01/15/34	266	341,682
6.05%, 03/15/39	150	200,918
6.65%, 04/01/29	321	414,793
Series 05-E
5.35%, 07/15/35	584	703,662
Series 06-E
5.55%, 01/15/37	130	161,047
Series 08-A
5.95%, 02/01/38	400	526,780
Series 13-A
3.90%, 03/15/43 (Call 09/15/42)	205	214,610
Series C
3.60%, 02/01/45 (Call 08/01/44)	200	199,466
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)	375	389,434
4.40%, 07/01/46 (Call 01/01/46)	550	578,264
Southern Power Co.
5.15%, 09/15/41	250	272,465

Security	Principal (000s)	Value
Southwestern Electric Power Co.
3.90%, 04/01/45 (Call 10/01/44)	$450	$452,452
6.20%, 03/15/40	100	131,882
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	500	473,050
3.70%, 08/15/47 (Call 02/15/47)	250	250,248
4.50%, 08/15/41 (Call 02/15/41)	100	111,574
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	200	203,094
4.35%, 05/15/44 (Call 11/15/43)	200	211,052
Toledo Edison Co. (The)
6.15%, 05/15/37	200	254,292
TransAlta Corp.
6.50%, 03/15/40	100	99,982
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	400	417,936
8.45%, 03/15/39	111	177,920
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	116	120,708
4.20%, 05/15/45 (Call 11/15/44)	7	7,565
4.45%, 02/15/44 (Call 08/15/43)	200	223,024
8.88%, 11/15/38	400	678,656
Series A
6.00%, 05/15/37	250	325,425
Series B
6.00%, 01/15/36	250	321,415
Series D
4.65%, 08/15/43 (Call 02/15/43)	21	23,815
Westar Energy Inc.
4.10%, 04/01/43 (Call 10/01/42)	105	110,393
4.13%, 03/01/42 (Call 09/01/41)	300	317,511
4.25%, 12/01/45 (Call 06/01/45)	300	322,977
Wisconsin Power & Light Co.
6.38%, 08/15/37	140	187,090
Wisconsin Public Service Corp.
4.75%, 11/01/44 (Call 05/01/44)	205	237,616
Xcel Energy Inc.
6.50%, 07/01/36	50	66,971

		71,983,661
ELECTRONICS — 0.36%
Arrow Electronics Inc.
3.88%, 01/12/28 (Call 10/12/27)	240	241,553

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF
October 31, 2017

Security	Principal (000s)	Value
Corning Inc.
4.75%, 03/15/42	$200	$218,678
5.75%, 08/15/40	200	243,694
Fortive Corp.
4.30%, 06/15/46 (Call 12/15/45)	225	236,232
Honeywell International Inc.
5.38%, 03/01/41	200	254,488
5.70%, 03/15/36[a]	11	13,906
5.70%, 03/15/37	550	716,380
Koninklijke Philips NV
5.00%, 03/15/42	519	597,011
Tyco Electronics Group SA
7.13%, 10/01/37	236	335,717

		2,857,659
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
4.38%, 05/08/42	257	274,389

		274,389
ENVIRONMENTAL CONTROL — 0.10%
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	575	599,443
4.10%, 03/01/45 (Call 09/01/44)	183	192,771
7.00%, 07/15/28	18	23,359

		815,573
FOOD — 1.47%
Ahold Finance USA LLC
6.88%, 05/01/29	11	13,684
Campbell Soup Co.
3.80%, 08/02/42	6	5,778
Conagra Brands Inc.
7.00%, 10/01/28	150	187,892
8.25%, 09/15/30	200	277,846
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	5	5,037
5.40%, 06/15/40	401	469,226
Hershey Co. (The)
3.38%, 08/15/46 (Call 02/15/46)	250	232,268
JM Smucker Co. (The)
4.25%, 03/15/35	500	524,330
4.38%, 03/15/45	100	103,946
Kellogg Co.
4.50%, 04/01/46[a]	300	310,881
Series B
7.45%, 04/01/31	350	472,633

Security	Principal (000s)	Value
Koninklijke Ahold Delhaize NV
5.70%, 10/01/40	$500	$574,820
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)	1,700	1,661,461
5.00%, 07/15/35 (Call 01/15/35)	350	383,904
5.00%, 06/04/42[a]	950	1,015,246
5.20%, 07/15/45 (Call 01/15/45)	500	545,240
6.50%, 02/09/40	400	500,932
6.88%, 01/26/39[a]	300	388,248
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	300	262,605
4.45%, 02/01/47 (Call 08/01/46)	200	190,586
5.00%, 04/15/42 (Call 10/15/41)	100	101,850
5.15%, 08/01/43 (Call 02/01/43)	250	263,355
5.40%, 07/15/40 (Call 01/15/40)	200	213,716
6.90%, 04/15/38	350	439,197
7.50%, 04/01/31	250	327,132
McCormick & Co. Inc./MD
4.20%, 08/15/47 (Call 02/15/47)	250	259,283
Mondelez International Inc.
6.50%, 02/09/40[a]	222	285,792
Sysco Corp.
4.50%, 04/01/46 (Call 10/01/45)	200	212,946
4.85%, 10/01/45 (Call 04/01/45)	100	111,522
5.38%, 09/21/35	350	413,049
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	300	332,661
5.15%, 08/15/44 (Call 02/15/44)	445	512,787

		11,599,853
FOREST PRODUCTS & PAPER — 0.43%
Celulosa Arauco y Constitucion SA
5.50%, 11/02/47 (Call 05/02/47)[b]	200	201,776
Georgia-Pacific LLC
7.75%, 11/15/29	500	697,485
8.88%, 05/15/31	14	21,649
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	250	256,313
4.40%, 08/15/47 (Call 02/15/47)[a]	700	724,374
4.80%, 06/15/44 (Call 12/15/43)	200	218,160
5.00%, 09/15/35 (Call 03/15/35)	50	56,549
5.15%, 05/15/46 (Call 11/15/45)	150	172,434
6.00%, 11/15/41 (Call 05/15/41)[a]	325	401,908
7.30%, 11/15/39	490	676,425

		3,427,073

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
GAS — 0.71%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)[a]	$500	$532,215
4.15%, 01/15/43 (Call 07/15/42)	100	105,848
5.50%, 06/15/41 (Call 12/15/40)	5	6,227
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)	165	169,414
5.85%, 01/15/41 (Call 07/15/40)	100	124,200
Dominion Energy Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)	350	375,417
4.80%, 11/01/43 (Call 05/01/43)	115	125,918
KeySpan Corp.
5.80%, 04/01/35	180	217,231
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	615	684,446
5.25%, 02/15/43 (Call 08/15/42)	225	262,040
5.65%, 02/01/45 (Call 08/01/44)	156	193,521
5.95%, 06/15/41 (Call 12/15/40)	200	245,170
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)[a]	354	397,861
Piedmont Natural Gas Co.Inc.
4.65%, 08/01/43 (Call 02/01/43)	153	169,184
Sempra Energy
6.00%, 10/15/39	500	637,440
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	5	5,150
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	450	440,545
4.40%, 06/01/43 (Call 12/01/42)	6	6,238
4.40%, 05/30/47 (Call 11/30/46)	90	94,786
5.88%, 03/15/41 (Call 09/15/40)	450	552,312
Southwest Gas Corp.
3.80%, 09/29/46 (Call 03/29/46)	300	299,424

		5,644,587
HAND & MACHINE TOOLS — 0.03%
Stanley Black & Decker Inc.
5.20%, 09/01/40	200	232,096

		232,096
HEALTH CARE – PRODUCTS — 1.54%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	1,000	1,102,270
4.75%, 04/15/43 (Call 10/15/42)	420	458,426
4.90%, 11/30/46 (Call 05/30/46)	925	1,040,616
5.30%, 05/27/40	500	572,970
6.00%, 04/01/39	450	558,166

Security	Principal (000s)	Value
Baxter International Inc.
3.50%, 08/15/46 (Call 02/15/46)	$200	$181,346
Becton Dickinson and Co.
4.67%, 06/06/47 (Call 12/06/46)	500	523,175
4.69%, 12/15/44 (Call 06/15/44)	600	633,222
5.00%, 11/12/40[a]	100	107,945
Boston Scientific Corp.
7.00%, 11/15/35	150	192,251
7.38%, 01/15/40	200	270,702
Danaher Corp.
4.38%, 09/15/45 (Call 03/15/45)	250	274,307
Medtronic Inc.
4.38%, 03/15/35	1,550	1,711,944
4.50%, 03/15/42 (Call 09/15/41)	86	95,520
4.63%, 03/15/44 (Call 09/15/43)	350	393,298
4.63%, 03/15/45	1,800	2,043,936
5.55%, 03/15/40	291	363,276
6.50%, 03/15/39	100	136,415
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	250	251,845
4.38%, 05/15/44 (Call 11/15/43)	100	105,179
4.63%, 03/15/46 (Call 09/15/45)	500	550,840
Thermo Fisher Scientific Inc.
4.10%, 08/15/47 (Call 02/15/47)	250	252,562
5.30%, 02/01/44 (Call 08/01/43)	150	176,873
Zimmer Biomet Holdings Inc.
5.75%, 11/30/39	150	173,265

		12,170,349
HEALTH CARE – SERVICES — 2.02%
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	385	365,557
4.13%, 11/15/42 (Call 05/15/42)	200	197,824
4.50%, 05/15/42 (Call 11/15/41)	250	260,690
4.75%, 03/15/44 (Call 09/15/43)[a]	225	244,152
6.63%, 06/15/36	200	262,324
6.75%, 12/15/37	185	246,009
Anthem Inc.
4.63%, 05/15/42	500	535,645
4.65%, 01/15/43[a]	700	751,961
4.65%, 08/15/44 (Call 02/15/44)	200	215,146
5.10%, 01/15/44	225	256,592
5.85%, 01/15/36	21	25,948
5.95%, 12/15/34	300	365,454
6.38%, 06/15/37	300	390,999

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Ascension Health
3.95%, 11/15/46	$508	$520,172
4.85%, 11/15/53	11	12,674
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	250	252,223
4.19%, 11/15/45 (Call 05/15/45)	16	16,736
Catholic Health Initiatives
4.35%, 11/01/42	380	351,090
Cigna Corp.
3.88%, 10/15/47 (Call 04/15/47)	700	678,727
Dignity Health
4.50%, 11/01/42	100	95,180
5.27%, 11/01/64	196	203,283
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	350	375,564
4.80%, 03/15/47 (Call 09/15/46)[a]	250	276,225
4.95%, 10/01/44 (Call 04/01/44)	100	111,966
Johns Hopkins Health System Corp. (The)
3.84%, 05/15/46	60	59,986
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	700	746,809
4.88%, 04/01/42[a]	300	348,768
Laboratory Corp. of America Holdings
4.70%, 02/01/45 (Call 08/01/44)[a]	398	414,298
Mayo Clinic
Series 2013
4.00%, 11/15/47	11	11,184
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	25	25,643
Series 2015
4.20%, 07/01/55	600	629,610
New York-Presbyterian Hospital (The)
4.02%, 08/01/45	21	21,500
4.06%, 08/01/56	350	352,667
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	400	381,516
Providence St Joseph Health Obligated Group
Series I
3.74%, 10/01/47	250	238,468
Quest Diagnostics Inc.
4.70%, 03/30/45 (Call 09/30/44)	22	23,088

Security	Principal (000s)	Value
Texas Health Resources
4.33%, 11/15/55	$9	$9,476
UnitedHealth Group Inc.
3.75%, 10/15/47 (Call 04/15/47)	250	245,970
3.95%, 10/15/42 (Call 04/15/42)	7	7,188
4.20%, 01/15/47 (Call 07/15/46)	250	264,653
4.25%, 03/15/43 (Call 09/15/42)	300	322,449
4.25%, 04/15/47 (Call 10/15/46)	250	268,155
4.38%, 03/15/42 (Call 09/15/41)	500	542,180
4.63%, 07/15/35	200	227,740
4.63%, 11/15/41 (Call 05/15/41)	100	112,143
4.75%, 07/15/45	900	1,041,156
5.70%, 10/15/40 (Call 04/15/40)	350	440,184
5.80%, 03/15/36	625	795,687
5.95%, 02/15/41 (Call 08/15/40)	300	392,616
6.50%, 06/15/37[a]	100	138,232
6.63%, 11/15/37	111	155,631
6.88%, 02/15/38[a]	500	720,670

		15,949,808
HOME FURNISHINGS — 0.04%
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)	300	311,811

		311,811
HOUSEHOLD PRODUCTS & WARES — 0.10%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)[a]	150	137,822
3.90%, 05/04/47 (Call 11/04/46)[a]	250	259,222
5.30%, 03/01/41	6	7,342
6.63%, 08/01/37	275	386,358

		790,744
HOUSEWARES — 0.15%
Newell Brands Inc.
5.38%, 04/01/36 (Call 10/01/35)	350	405,748
5.50%, 04/01/46 (Call 10/01/45)	650	771,192

		1,176,940
INSURANCE — 3.46%
ACE Capital Trust II
9.70%, 04/01/30	100	150,960
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)[a]	250	253,155
Alleghany Corp.
4.90%, 09/15/44 (Call 03/15/44)	150	157,932

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	$45	$47,887
4.50%, 06/15/43	700	775,838
5.35%, 06/01/33	68	79,353
5.55%, 05/09/35	326	398,688
5.95%, 04/01/36	50	63,992
American Financial Group Inc./OH
4.50%, 06/15/47 (Call 12/15/46)	200	209,580
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	850	839,783
4.38%, 01/15/55 (Call 07/15/54)	250	248,360
4.50%, 07/16/44 (Call 01/16/44)	900	943,407
4.70%, 07/10/35 (Call 01/10/35)[a]	600	651,648
4.80%, 07/10/45 (Call 01/10/45)	150	164,129
6.25%, 05/01/36	400	511,632
Aon PLC
4.60%, 06/14/44 (Call 03/14/44)	200	217,294
4.75%, 05/15/45 (Call 11/15/44)	246	273,481
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	575	650,325
Assurant Inc.
6.75%, 02/15/34	200	243,784
AXA SA
8.60%, 12/15/30	650	936,260
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43[a]	118	129,210
4.40%, 05/15/42	450	500,436
5.75%, 01/15/40	280	361,631
Berkshire Hathaway Inc.
4.50%, 02/11/43[a]	475	536,603
Brighthouse Financial Inc.
4.70%, 06/22/47 (Call 12/22/46)[b]	500	494,105
Chubb Corp. (The)
6.00%, 05/11/37	485	635,549
Chubb INA Holdings Inc.
4.15%, 03/13/43	400	428,984
4.35%, 11/03/45 (Call 05/03/45)	750	831,577
Cincinnati Financial Corp.
6.92%, 05/15/28	11	14,209
Endurance Specialty Holdings Ltd.
7.00%, 07/15/34	175	216,102
Everest Reinsurance Holdings Inc.
4.87%, 06/01/44	200	206,804

Security	Principal (000s)	Value
Hartford Financial Services Group Inc. (The)
4.30%, 04/15/43	$14	$14,637
5.95%, 10/15/36	200	250,150
6.10%, 10/01/41	250	326,022
Lincoln National Corp.
6.15%, 04/07/36	175	214,326
6.30%, 10/09/37	16	19,746
7.00%, 06/15/40	300	405,789
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	200	201,470
6.00%, 02/01/35	150	184,292
Manulife Financial Corp.
5.38%, 03/04/46[a]	350	427,752
Markel Corp.
4.30%, 11/01/47	135	134,885
Markel Corp.
5.00%, 04/05/46	250	276,890
Marsh & McLennan Companies Inc.
4.35%, 01/30/47 (Call 07/30/46)[a]	200	216,288
5.88%, 08/01/33	150	186,696
MetLife Inc.
4.05%, 03/01/45	700	714,721
4.13%, 08/13/42	400	413,196
4.60%, 05/13/46 (Call 11/13/45)[a]	500	554,140
4.72%, 12/15/44	500	562,780
4.88%, 11/13/43	400	458,036
5.70%, 06/15/35	400	498,256
6.40%, 12/15/66 (Call 12/15/31)	645	743,711
6.50%, 12/15/32	450	586,422
10.75%, 08/01/69 (Call 08/01/34)	16	26,738
Principal Financial Group Inc.
4.35%, 05/15/43	450	473,575
4.63%, 09/15/42	5	5,474
6.05%, 10/15/36	166	210,735
Progressive Corp. (The)
3.70%, 01/26/45	100	98,522
4.13%, 04/15/47 (Call 10/15/46)	500	527,690
4.35%, 04/25/44[a]	136	148,825
6.25%, 12/01/32	100	129,925
Prudential Financial Inc.
4.60%, 05/15/44[a]	400	444,704
5.10%, 08/15/43	11	12,873
5.40%, 06/13/35	400	473,172

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.63%, 05/12/41[a]	$13	$16,047
5.70%, 12/14/36	300	372,216
5.80%, 11/16/41	150	189,309
6.20%, 11/15/40	150	197,172
6.63%, 06/21/40	5	6,848
Series B
5.75%, 07/15/33[a]	8	9,738
Series D
6.63%, 12/01/37	700	953,694
Transatlantic Holdings Inc.
8.00%, 11/30/39	150	203,444
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	550	546,815
4.00%, 05/30/47 (Call 11/30/46)[a]	325	338,504
4.30%, 08/25/45 (Call 02/25/45)	175	189,807
4.60%, 08/01/43	66	74,747
5.35%, 11/01/40	200	248,138
6.25%, 06/15/37	500	669,995
6.75%, 06/20/36[a]	50	69,151
Travelers Property Casualty Corp.
6.38%, 03/15/33	110	143,684
Unum Group
5.75%, 08/15/42	250	299,805
Voya Financial Inc.
4.80%, 06/15/46	100	106,827
5.70%, 07/15/43	200	237,418
WR Berkley Corp.
4.75%, 08/01/44	50	52,691
XLIT Ltd.
5.50%, 03/31/45	300	316,713

		27,357,899
INTERNET — 0.70%
Alibaba Group Holding Ltd.
4.50%, 11/28/34 (Call 05/28/34)	400	444,824
Amazon.com Inc.
4.05%, 08/22/47 (Call 02/22/47)[b]	1,950	2,014,642
4.25%, 08/22/57 (Call 02/22/57)[b]	1,000	1,048,420
4.80%, 12/05/34 (Call 06/05/34)	600	691,194
4.95%, 12/05/44 (Call 06/05/44)	685	805,327
eBay Inc.
4.00%, 07/15/42 (Call 01/15/42)	400	367,416
Priceline Group Inc. (The)
3.55%, 03/15/28 (Call 12/15/27)[a]	150	151,235

		5,523,058

Security	Principal (000s)	Value
IRON & STEEL — 0.50%
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)[a]	$199	$233,337
6.40%, 12/01/37	286	373,170
Vale Overseas Ltd.
6.88%, 11/21/36[a]	900	1,075,059
6.88%, 11/10/39	1,000	1,195,130
8.25%, 01/17/34	255	330,062
Vale SA
5.63%, 09/11/42	705	749,295

		3,956,053
LEISURE TIME — 0.02%
Harley-Davidson Inc.
4.63%, 07/28/45 (Call 01/28/45)[a]	150	160,821

		160,821
MACHINERY — 0.46%
Caterpillar Inc.
3.80%, 08/15/42[a]	1,025	1,062,535
4.30%, 05/15/44 (Call 11/15/43)[a]	200	222,376
4.75%, 05/15/64 (Call 11/15/63)	150	170,091
5.20%, 05/27/41	425	521,921
5.30%, 09/15/35	11	13,248
6.05%, 08/15/36	111	145,363
Cummins Inc.
4.88%, 10/01/43 (Call 04/01/43)	150	172,449
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)[a]	650	682,520
5.38%, 10/16/29	200	243,790
7.13%, 03/03/31	111	154,579
Xylem Inc./NY
4.38%, 11/01/46 (Call 05/01/46)	200	210,794

		3,599,666
MANUFACTURING — 1.49%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	200	180,050
3.63%, 10/15/47 (Call 04/15/47)[a]	355	357,776
3.88%, 06/15/44	150	156,336
5.70%, 03/15/37	201	263,808
Dover Corp.
5.38%, 03/01/41 (Call 12/01/40)	350	426,619
Eaton Corp.
4.00%, 11/02/32	800	828,800
4.15%, 11/02/42	100	101,379

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
General Electric Co.
4.13%, 10/09/42	$500	$520,590
4.50%, 03/11/44	1,300	1,426,581
5.88%, 01/14/38	1,000	1,287,130
6.15%, 08/07/37	700	927,227
6.88%, 01/10/39	800	1,156,144
Series A
6.75%, 03/15/32	1,300	1,790,139
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	450	465,655
4.88%, 09/15/41 (Call 03/15/41)	350	407,953
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 06/15/43	236	293,782
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/44 (Call 05/01/44)	150	163,361
Parker-Hannifin Corp.
4.10%, 03/01/47 (Call 09/01/46)[b]	400	417,128
4.20%, 11/21/34 (Call 05/21/34)	250	266,490
4.45%, 11/21/44 (Call 05/21/44)	200	217,020
Series A
6.25%, 05/15/38	100	131,803

		11,785,771
MEDIA — 5.25%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	350	376,075
4.95%, 10/15/45 (Call 04/15/45)	450	498,033
5.40%, 10/01/43	300	349,716
6.15%, 03/01/37	400	500,816
6.15%, 02/15/41	300	381,078
6.20%, 12/15/34	600	746,364
6.40%, 12/15/35	302	385,240
6.55%, 03/15/33	490	623,344
6.65%, 11/15/37	600	794,628
6.90%, 08/15/39	11	14,846
7.75%, 12/01/45	350	525,514
7.85%, 03/01/39	200	292,088
8.15%, 10/17/36	100	147,929
CBS Corp.
3.38%, 02/15/28 (Call 11/15/27)	200	194,342
4.60%, 01/15/45 (Call 07/15/44)	200	202,178
4.85%, 07/01/42 (Call 01/01/42)	250	259,870
4.90%, 08/15/44 (Call 02/15/44)	175	183,190

Security	Principal (000s)	Value
5.50%, 05/15/33	$350	$388,224
5.90%, 10/15/40 (Call 04/15/40)	150	177,491
7.88%, 07/30/30	350	480,053
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%, 05/01/47 (Call 11/01/46)[b]	700	708,939
6.38%, 10/23/35 (Call 04/23/35)	975	1,124,545
6.48%, 10/23/45 (Call 04/23/45)	1,800	2,067,534
6.83%, 10/23/55 (Call 04/23/55)	250	300,298
Comcast Corp.
3.15%, 02/15/28 (Call 11/15/27)[a]	250	248,038
3.20%, 07/15/36 (Call 01/15/36)[a]	665	626,842
3.40%, 07/15/46 (Call 01/15/46)	400	366,016
3.97%, 11/01/47 (Call 05/01/47)[b]	816	811,928
4.00%, 11/01/49 (Call 05/01/49)[b]	1,661	1,652,364
4.05%, 11/01/52 (Call 05/01/52)[b]	410	404,863
4.20%, 08/15/34 (Call 02/15/34)	900	960,138
4.25%, 01/15/33	900	976,302
4.40%, 08/15/35 (Call 02/15/35)	850	922,420
4.50%, 01/15/43	450	485,919
4.60%, 08/15/45 (Call 02/15/45)	800	877,280
4.65%, 07/15/42	850	932,926
4.75%, 03/01/44	800	894,568
5.65%, 06/15/35	111	137,280
6.40%, 05/15/38	47	63,163
6.50%, 11/15/35	475	637,103
7.05%, 03/15/33	161	223,223
Discovery Communications LLC
4.88%, 04/01/43	225	221,155
4.95%, 05/15/42[a]	175	173,177
5.00%, 09/20/37 (Call 03/20/37)	210	215,834
5.20%, 09/20/47 (Call 03/20/47)	750	764,130
6.35%, 06/01/40	600	698,820
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	450	450,594
6.13%, 01/31/46 (Call 07/31/45)	400	466,156
6.63%, 01/15/40	350	426,097
Historic TW Inc.
6.63%, 05/15/29	800	996,184
NBCUniversal Media LLC
4.45%, 01/15/43	500	533,460
5.95%, 04/01/41	525	671,029

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
TCI Communications Inc.
7.13%, 02/15/28	$400	$526,588
Thomson Reuters Corp.
5.50%, 08/15/35	150	169,005
5.65%, 11/23/43 (Call 05/23/43)	125	146,286
5.85%, 04/15/40	350	412,440
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	625	580,087
5.50%, 09/01/41 (Call 03/01/41)	550	566,791
5.88%, 11/15/40 (Call 05/15/40)	600	653,292
6.55%, 05/01/37	250	295,395
6.75%, 06/15/39	750	892,792
7.30%, 07/01/38	700	882,882
Time Warner Companies Inc.
6.95%, 01/15/28	51	63,887
Time Warner Entertainment Co.LP
8.38%, 07/15/33	600	820,266
Time Warner Inc.
4.65%, 06/01/44 (Call 12/01/43)	300	297,165
4.85%, 07/15/45 (Call 01/15/45)	550	548,185
4.90%, 06/15/42	200	204,028
5.35%, 12/15/43	425	459,340
5.38%, 10/15/41	250	271,525
6.10%, 07/15/40	175	207,601
6.20%, 03/15/40	164	196,026
6.25%, 03/29/41	200	239,256
6.50%, 11/15/36	300	369,417
7.63%, 04/15/31	250	341,255
Viacom Inc.
4.38%, 03/15/43	500	425,535
4.85%, 12/15/34 (Call 06/15/34)	200	186,420
5.25%, 04/01/44 (Call 10/01/43)	200	190,656
5.85%, 09/01/43 (Call 03/01/43)	500	508,835
6.88%, 04/30/36	600	674,412
Walt Disney Co. (The)
3.00%, 07/30/46	125	109,424
3.70%, 12/01/42	275	275,096
4.13%, 06/01/44[a]	400	426,692
4.38%, 08/16/41	250	272,565
7.00%, 03/01/32	250	352,865
Series E
4.13%, 12/01/41[a]	340	360,628

		41,485,981

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.02%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	$166	$168,801
4.38%, 06/15/45 (Call 12/15/44)	11	11,994

		180,795
MINING — 1.22%
Barrick Gold Corp.
5.25%, 04/01/42[a]	350	409,006
Barrick North America Finance LLC
5.70%, 05/30/41	550	670,923
5.75%, 05/01/43	230	286,258
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	400	500,000
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	600	631,386
5.00%, 09/30/43	800	950,688
Goldcorp Inc.
5.45%, 06/09/44 (Call 12/09/43)	161	184,366
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)	315	344,966
5.88%, 04/01/35[a]	251	301,346
6.25%, 10/01/39	500	634,960
Rio Tinto Alcan Inc.
5.75%, 06/01/35	11	13,378
6.13%, 12/15/33	11	13,830
7.25%, 03/15/31	275	364,444
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	500	597,000
7.13%, 07/15/28	292	387,732
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	600	630,492
4.75%, 03/22/42 (Call 09/22/41)[a]	255	288,963
Southern Copper Corp.
5.25%, 11/08/42	550	597,520
5.88%, 04/23/45	600	700,992
6.75%, 04/16/40	500	628,625
7.50%, 07/27/35	300	397,707
Vale Canada Ltd.
7.20%, 09/15/32	100	110,973

		9,645,555
OFFICE & BUSINESS EQUIPMENT — 0.02%
Xerox Corp.
6.75%, 12/15/39[a]	150	160,442

		160,442

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
OIL & GAS — 7.04%
Anadarko Finance Co.
7.50%, 05/01/31	$475	$603,335
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	325	317,340
6.20%, 03/15/40	500	594,860
6.45%, 09/15/36	800	969,600
6.60%, 03/15/46 (Call 09/15/45)[a]	500	630,665
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	225	215,143
4.75%, 04/15/43 (Call 10/15/42)	800	816,472
5.10%, 09/01/40 (Call 03/01/40)	750	799,222
6.00%, 01/15/37	600	706,206
BP Capital Markets PLC
3.72%, 11/28/28 (Call 08/28/28)	450	468,063
Burlington Resources Finance Co.
7.20%, 08/15/31	300	406,152
7.40%, 12/01/31	300	413,670
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)[a]	400	433,380
5.85%, 02/01/35	150	171,893
6.25%, 03/15/38	650	803,556
6.45%, 06/30/33	200	240,384
7.20%, 01/15/32	300	379,425
Cenovus Energy Inc.
5.25%, 06/15/37 (Call 12/15/36)[b]	750	767,317
5.40%, 06/15/47 (Call 12/15/46)[b]	850	878,262
6.75%, 11/15/39	250	296,153
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44	800	900,568
Concho Resources Inc.
4.88%, 10/01/47 (Call 04/01/47)	250	266,538
Conoco Funding Co.
7.25%, 10/15/31	300	409,161
ConocoPhillips
5.90%, 10/15/32	13	16,039
6.50%, 02/01/39	900	1,232,865
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36	350	442,729
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)	350	368,680
4.30%, 11/15/44 (Call 05/15/44)	600	637,926
5.95%, 03/15/46 (Call 09/15/45)[a]	175	232,958

Security	Principal (000s)	Value
ConocoPhillips Holding Co.
6.95%, 04/15/29	$1,100	$1,440,153
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	1,000	1,019,140
5.00%, 06/15/45 (Call 12/15/44)	350	370,790
5.60%, 07/15/41 (Call 01/15/41)	425	477,454
7.95%, 04/15/32	80	107,261
Devon Financing Co. LLC
7.88%, 09/30/31	50	66,504
Ecopetrol SA
5.88%, 05/28/45	750	744,157
7.38%, 09/18/43	450	522,473
Encana Corp.
6.50%, 08/15/34	700	860,902
6.50%, 02/01/38	550	683,457
Eni USA Inc.
7.30%, 11/15/27	205	259,411
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	300	303,318
Exxon Mobil Corp.
3.57%, 03/06/45 (Call 09/06/44)	250	249,655
4.11%, 03/01/46 (Call 09/01/45)	1,400	1,524,124
Hess Corp.
5.60%, 02/15/41	500	522,375
5.80%, 04/01/47 (Call 10/01/46)[a]	350	376,621
6.00%, 01/15/40	200	216,646
7.13%, 03/15/33	225	268,083
7.30%, 08/15/31	500	602,975
Kerr-McGee Corp.
7.88%, 09/15/31	14	18,042
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	350	362,576
6.60%, 10/01/37[a]	430	507,112
6.80%, 03/15/32	26	30,743
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	450	455,229
5.00%, 09/15/54 (Call 03/15/54)	200	196,472
6.50%, 03/01/41 (Call 09/01/40)	475	583,466
Nexen Energy ULC
6.40%, 05/15/37	550	718,140
7.50%, 07/30/39	400	591,980
7.88%, 03/15/32	160	228,915
Noble Energy Inc.
5.25%, 11/15/43 (Call 05/15/43)	500	533,575
6.00%, 03/01/41 (Call 09/01/40)	700	808,458

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Occidental Petroleum Corp.
4.10%, 02/15/47 (Call 08/15/46)	$400	$416,208
4.40%, 04/15/46 (Call 10/15/45)	600	649,200
4.63%, 06/15/45 (Call 12/15/44)	200	221,830
Petro-Canada
5.35%, 07/15/33	125	143,214
5.95%, 05/15/35	11	13,557
6.80%, 05/15/38	750	1,017,570
Petroleos Mexicanos
5.50%, 06/27/44	1,150	1,038,059
5.63%, 01/23/46[a]	1,000	907,790
6.38%, 01/23/45	1,450	1,439,502
6.50%, 06/02/41	1,000	1,013,100
6.63%, 06/15/35	1,755	1,852,016
6.63%, 06/15/38	300	311,028
6.75%, 09/21/47	1,900	1,958,254
6.75%, 09/21/47[b]	250	257,353
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	550	594,693
4.88%, 11/15/44 (Call 05/15/44)	1,100	1,224,300
5.88%, 05/01/42	215	268,664
Shell International Finance BV
3.75%, 09/12/46	650	639,580
4.00%, 05/10/46	1,250	1,278,437
4.13%, 05/11/35	565	605,160
4.38%, 05/11/45	1,200	1,301,868
4.55%, 08/12/43	950	1,049,360
5.50%, 03/25/40	300	374,775
6.38%, 12/15/38	900	1,237,122
Statoil ASA
3.95%, 05/15/43	550	565,312
4.25%, 11/23/41	150	160,176
4.80%, 11/08/43[a]	450	524,263
5.10%, 08/17/40	230	272,044
6.50%, 12/01/28[b]	100	129,397
Suncor Energy Inc.
5.95%, 12/01/34	150	185,366
6.50%, 06/15/38	400	532,828
6.85%, 06/01/39	500	690,860
Tosco Corp.
8.13%, 02/15/30	61	86,238
Valero Energy Corp.
4.90%, 03/15/45	350	383,457

Security	Principal (000s)	Value
6.63%, 06/15/37	$750	$964,230
7.50%, 04/15/32	200	268,214

		55,643,794
OIL & GAS SERVICES — 0.54%
Baker Hughes a GE Co. LLC
5.13%, 09/15/40	490	570,331
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	350	362,785
4.75%, 08/01/43 (Call 02/01/43)	650	697,632
4.85%, 11/15/35 (Call 05/15/35)	600	661,986
5.00%, 11/15/45 (Call 05/15/45)	700	782,614
6.70%, 09/15/38	21	27,755
7.45%, 09/15/39	500	712,175
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)	550	475,090

		4,290,368
PACKAGING & CONTAINERS — 0.10%
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	278	325,455
WestRock MWV LLC
7.95%, 02/15/31	11	15,318
8.20%, 01/15/30	300	420,408

		761,181
PHARMACEUTICALS — 4.49%
AbbVie Inc.
4.30%, 05/14/36 (Call 11/14/35)	925	973,720
4.40%, 11/06/42	1,025	1,065,856
4.45%, 05/14/46 (Call 11/14/45)[a]	850	891,301
4.50%, 05/14/35 (Call 11/14/34)	1,000	1,076,280
4.70%, 05/14/45 (Call 11/14/44)[a]	1,000	1,085,240
Allergan Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	1,430	1,505,089
4.75%, 03/15/45 (Call 09/15/44)	445	470,583
4.85%, 06/15/44 (Call 12/15/43)	625	669,056
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)[a]	336	333,813
AstraZeneca PLC
4.00%, 09/18/42	400	406,788
4.38%, 11/16/45[a]	500	537,285
6.45%, 09/15/37	1,100	1,480,842
Bristol-Myers Squibb Co.
3.25%, 08/01/42	49	45,366
4.50%, 03/01/44 (Call 09/01/43)[a]	330	373,194

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)[a]	$400	$398,332
4.50%, 11/15/44 (Call 05/15/44)	200	199,880
4.60%, 03/15/43	250	258,303
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	450	455,607
3.95%, 05/15/47 (Call 11/15/46)[a]	305	323,154
5.55%, 03/15/37	166	207,653
Express Scripts Holding Co.
4.80%, 07/15/46 (Call 01/15/46)[a]	550	571,087
6.13%, 11/15/41[a]	350	419,009
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43	430	466,339
5.38%, 04/15/34	200	242,312
6.38%, 05/15/38	1,150	1,580,146
Johnson & Johnson
3.55%, 03/01/36 (Call 09/01/35)	800	825,136
3.70%, 03/01/46 (Call 09/01/45)	1,000	1,038,570
3.75%, 03/03/47 (Call 09/03/46)[a]	450	475,623
4.38%, 12/05/33 (Call 06/05/33)	500	568,840
4.50%, 09/01/40	450	514,516
4.50%, 12/05/43 (Call 06/05/43)	300	347,538
4.85%, 05/15/41	11	13,218
4.95%, 05/15/33	261	313,576
5.85%, 07/15/38	213	284,679
5.95%, 08/15/37	200	272,058
McKesson Corp.
4.88%, 03/15/44 (Call 09/15/43)	550	596,706
6.00%, 03/01/41 (Call 09/01/40)	105	129,631
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	153	167,633
5.90%, 11/01/39	250	313,133
Merck & Co. Inc.
3.60%, 09/15/42 (Call 03/15/42)	11	10,967
3.70%, 02/10/45 (Call 08/10/44)	1,000	1,013,970
4.15%, 05/18/43	700	761,201
6.50%, 12/01/33	200	268,322
6.55%, 09/15/37	150	209,193
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	500	636,645
5.85%, 06/30/39	11	14,501
5.95%, 12/01/28	350	438,956
Mylan Inc.
5.40%, 11/29/43 (Call 05/29/43)	200	217,468

Security	Principal (000s)	Value
Mylan NV
5.25%, 06/15/46 (Call 12/15/45)[a]	$400	$420,372
Novartis Capital Corp.
3.70%, 09/21/42	125	127,535
4.00%, 11/20/45 (Call 05/20/45)	900	963,666
4.40%, 05/06/44	600	680,388
Perrigo Finance Unlimited Co.
4.90%, 12/15/44 (Call 06/15/44)	162	167,838
Pfizer Inc.
4.00%, 12/15/36	210	227,361
4.13%, 12/15/46	530	569,464
4.30%, 06/15/43[a]	371	406,397
4.40%, 05/15/44	806	897,570
5.60%, 09/15/40[a]	100	127,758
7.20%, 03/15/39	1,250	1,908,500
Pharmacia LLC
6.60%, 12/01/28	500	659,410
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36[a]	400	411,040
Teva Pharmaceutical Finance Netherlands III BV
4.10%, 10/01/46[a]	650	518,713
Wyeth LLC
5.95%, 04/01/37	900	1,202,094
6.00%, 02/15/36	21	27,549
6.50%, 02/01/34	43	58,098
Zoetis Inc.
3.95%, 09/12/47 (Call 03/12/47)	120	118,248
4.70%, 02/01/43 (Call 08/01/42)	490	537,917

		35,498,233
PIPELINES — 3.88%
Buckeye Partners LP
5.60%, 10/15/44 (Call 04/15/44)	100	105,371
5.85%, 11/15/43 (Call 05/15/43)	250	270,058
Columbia Pipeline Group Inc.
5.80%, 06/01/45 (Call 12/01/44)	175	214,806
Enable Midstream Partners LP
5.00%, 05/15/44 (Call 11/15/43)	125	122,945
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	200	215,172
Series B
7.50%, 04/15/38	300	378,777

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	$200	$205,092
5.50%, 12/01/46 (Call 05/29/46)	250	295,717
Energy Transfer LP
4.90%, 03/15/35 (Call 09/15/34)	170	168,370
5.15%, 02/01/43 (Call 08/01/42)	200	194,496
5.15%, 03/15/45 (Call 09/15/44)	550	538,147
5.30%, 04/15/47 (Call 10/15/46)	600	598,458
6.05%, 06/01/41 (Call 12/01/40)	50	54,365
6.13%, 12/15/45 (Call 06/15/45)	350	383,082
6.50%, 02/01/42 (Call 08/01/41)[a]	775	887,708
6.63%, 10/15/36	135	156,396
7.50%, 07/01/38	450	556,434
EnLink Midstream Partners LP
5.05%, 04/01/45 (Call 10/01/44)	220	216,104
5.45%, 06/01/47 (Call 12/01/46)[a]	250	259,743
5.60%, 04/01/44 (Call 10/01/43)	100	104,155
Enterprise Products Operating LLC
4.45%, 02/15/43 (Call 08/15/42)	625	644,456
4.85%, 08/15/42 (Call 02/15/42)	325	352,141
4.85%, 03/15/44 (Call 09/15/43)	650	706,218
4.90%, 05/15/46 (Call 11/15/45)	350	385,444
4.95%, 10/15/54 (Call 04/15/54)	350	380,292
5.10%, 02/15/45 (Call 08/15/44)	650	734,214
5.70%, 02/15/42	400	484,132
5.95%, 02/01/41	250	309,395
6.13%, 10/15/39	145	181,565
7.55%, 04/15/38	150	210,125
Series D 6.88%, 03/01/33	200	257,930
Series H 6.65%, 10/15/34	111	142,977
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	215	208,795
5.00%, 08/15/42 (Call 02/15/42)	250	253,658
5.00%, 03/01/43 (Call 09/01/42)	100	100,542
5.40%, 09/01/44 (Call 03/01/44)	210	221,010
5.50%, 03/01/44 (Call 09/01/43)	300	319,821
5.80%, 03/15/35	775	850,152
6.38%, 03/01/41	230	265,553
6.55%, 09/15/40	100	116,570
6.95%, 01/15/38	800	983,616
7.30%, 08/15/33	11	13,594
7.40%, 03/15/31	118	144,349

Security	Principal (000s)	Value
7.50%, 11/15/40	$300	$378,897
7.75%, 03/15/32	100	127,232
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)	425	439,654
5.30%, 12/01/34 (Call 06/01/34)	850	911,064
5.55%, 06/01/45 (Call 12/01/44)	1,000	1,086,090
7.75%, 01/15/32	75	96,422
Magellan Midstream Partners LP
4.20%, 10/03/47 (Call 04/03/47)	130	129,108
4.25%, 09/15/46 (Call 03/15/46)	250	250,778
5.15%, 10/15/43 (Call 04/15/43)	250	280,297
MPLX LP
5.20%, 03/01/47 (Call 09/01/46)	500	536,925
ONEOK Inc.
4.95%, 07/13/47 (Call 01/06/47)	350	358,809
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	350	405,818
6.20%, 09/15/43 (Call 03/15/43)	25	29,579
6.65%, 10/01/36	400	487,004
6.85%, 10/15/37	300	373,668
Phillips 66 Partners LP
4.90%, 10/01/46 (Call 04/01/46)	450	469,642
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44 (Call 12/15/43)	250	231,200
4.90%, 02/15/45 (Call 08/15/44)	300	285,216
5.15%, 06/01/42 (Call 12/01/41)	250	240,415
6.65%, 01/15/37	275	311,028
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	605	616,453
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	335	345,000
5.95%, 09/25/43 (Call 03/25/43)	200	244,188
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	250	236,485
5.30%, 04/01/44 (Call 10/01/43)	250	248,500
5.40%, 10/01/47 (Call 04/01/47)	500	506,910
6.10%, 02/15/42	175	188,316
Tennessee Gas Pipeline Co. LLC
7.00%, 10/15/28	275	331,765
Texas Eastern Transmission LP
7.00%, 07/15/32	200	256,442

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)[a]	$700	$775,516
5.00%, 10/16/43 (Call 04/16/43)	310	362,350
5.60%, 03/31/34	300	359,259
5.85%, 03/15/36	100	124,312
6.10%, 06/01/40	174	228,657
6.20%, 10/15/37	425	559,623
7.25%, 08/15/38	300	429,504
7.63%, 01/15/39	550	826,441
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	350	361,294
5.40%, 08/15/41 (Call 02/15/41)	26	29,875
Western Gas Partners LP
5.45%, 04/01/44 (Call 10/01/43)	300	316,794
Williams Partners LP
4.90%, 01/15/45 (Call 07/15/44)	525	543,795
5.10%, 09/15/45 (Call 03/15/45)	200	214,204
5.40%, 03/04/44 (Call 09/04/43)	400	441,168
5.80%, 11/15/43 (Call 05/15/43)	50	58,088
6.30%, 04/15/40	335	407,665

		30,633,395
REAL ESTATE INVESTMENT TRUSTS — 0.65%
Alexandria Real Estate Equities Inc.
3.95%, 01/15/28 (Call 10/15/27)	400	409,960
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	200	196,462
4.15%, 07/01/47 (Call 01/01/47)[a]	150	154,286
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	450	483,205
4.50%, 06/01/45 (Call 12/01/44)	75	79,671
Federal Realty Investment Trust
4.50%, 12/01/44 (Call 06/01/44)	267	282,021
HCP Inc.
6.75%, 02/01/41 (Call 08/01/40)	155	201,543
Kilroy Realty LP
4.25%, 08/15/29 (Call 05/15/29)[a]	14	14,430
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	200	193,546
4.45%, 09/01/47 (Call 03/01/47)	250	250,147
Omega Healthcare Investors Inc.
4.75%, 01/15/28 (Call 10/15/27)[a]	150	150,551

Security	Principal (000s)	Value
Realty Income Corp.
4.65%, 03/15/47 (Call 09/15/46)	$175	$184,837
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	200	203,098
Simon Property Group LP
4.25%, 10/01/44 (Call 04/01/44)	14	14,427
4.25%, 11/30/46 (Call 05/30/46)	30	31,069
4.75%, 03/15/42 (Call 09/15/41)	200	221,078
6.75%, 02/01/40 (Call 11/01/39)[a]	600	832,722
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	297	297,101
5.70%, 09/30/43 (Call 03/30/43)	11	13,171
Welltower Inc.
6.50%, 03/15/41 (Call 09/15/40)	200	256,104
Weyerhaeuser Co.
7.38%, 03/15/32	490	680,561

		5,149,990
RETAIL — 3.31%
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	200	179,316
5.17%, 08/01/44 (Call 02/01/44)[a]	200	171,238
CVS Health Corp.
4.88%, 07/20/35 (Call 01/20/35)	700	767,585
5.13%, 07/20/45 (Call 01/20/45)	1,725	1,928,257
5.30%, 12/05/43 (Call 06/05/43)	18	20,506
Darden Restaurants Inc.
6.80%, 10/15/37[e]	100	131,005
Home Depot Inc. (The)
3.50%, 09/15/56 (Call 03/15/56)[a]	640	593,664
4.20%, 04/01/43 (Call 10/01/42)	146	155,373
4.25%, 04/01/46 (Call 10/01/45)	700	754,040
4.40%, 03/15/45 (Call 09/15/44)	600	660,498
4.88%, 02/15/44 (Call 08/15/43)	650	762,814
5.40%, 09/15/40 (Call 03/15/40)	21	26,060
5.88%, 12/16/36	1,200	1,583,484
5.95%, 04/01/41 (Call 10/01/40)	700	928,872
Kohl’s Corp.
5.55%, 07/17/45 (Call 01/17/45)	100	97,210
Lowe’s Companies Inc.
3.70%, 04/15/46 (Call 10/15/45)	450	438,268
4.05%, 05/03/47 (Call 11/03/46)	750	773,737
4.25%, 09/15/44 (Call 03/15/44)	300	316,743
4.38%, 09/15/45 (Call 03/15/45)	450	485,532
4.65%, 04/15/42 (Call 10/15/41)	300	334,698

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Macy’s Retail Holdings Inc.
4.50%, 12/15/34 (Call 06/15/34)	$100	$78,837
6.38%, 03/15/37	100	96,926
6.70%, 07/15/34[a]	200	204,214
6.90%, 04/01/29	500	522,125
McDonald’s Corp.
3.63%, 05/01/43	11	10,364
3.70%, 02/15/42	250	239,022
4.45%, 03/01/47 (Call 09/01/46)	75	80,660
4.60%, 05/26/45 (Call 11/26/44)	300	328,206
4.70%, 12/09/35 (Call 06/09/35)	1,150	1,279,168
4.88%, 07/15/40	6	6,722
4.88%, 12/09/45 (Call 06/09/45)	650	739,589
5.70%, 02/01/39	275	338,682
6.30%, 10/15/37	300	394,629
6.30%, 03/01/38	225	295,679
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	225	213,165
6.95%, 03/15/28	175	200,608
QVC Inc.
5.45%, 08/15/34 (Call 02/15/34)[a]	175	174,073
Starbucks Corp.
4.30%, 06/15/45 (Call 12/15/44)	100	108,450
Target Corp.
3.63%, 04/15/46	800	760,656
3.90%, 11/15/47 (Call 05/15/47)	250	246,767
4.00%, 07/01/42[a]	1,000	1,014,280
Wal-Mart Stores Inc.
3.63%, 12/15/47 (Call 06/15/47)	1,000	1,017,100
4.00%, 04/11/43 (Call 10/11/42)	500	536,400
4.30%, 04/22/44 (Call 10/22/43)[a]	900	1,023,993
5.63%, 04/15/41	1,500	1,995,825
6.20%, 04/15/38	700	972,146
7.55%, 02/15/30	533	776,245
Walgreen Co.
4.40%, 09/15/42	125	123,644
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	150	153,812
4.65%, 06/01/46 (Call 12/01/45)[a]	350	358,484
4.80%, 11/18/44 (Call 05/18/44)	750	782,602

		26,181,973
SEMICONDUCTORS — 0.86%
Analog Devices Inc.
5.30%, 12/15/45 (Call 06/15/45)	200	232,450

Security	Principal (000s)	Value
Applied Materials Inc.
4.35%, 04/01/47 (Call 10/01/46)	$95	$104,000
5.10%, 10/01/35 (Call 04/01/35)	350	416,276
5.85%, 06/15/41	250	321,658
Intel Corp.
4.00%, 12/15/32	386	422,975
4.10%, 05/19/46 (Call 11/19/45)	450	476,847
4.25%, 12/15/42	371	401,659
4.80%, 10/01/41	800	943,328
4.90%, 07/29/45 (Call 01/29/45)	1,175	1,398,227
QUALCOMM Inc.
4.30%, 05/20/47 (Call 11/20/46)	250	252,600
4.65%, 05/20/35 (Call 11/20/34)	350	382,403
4.80%, 05/20/45 (Call 11/20/44)	1,100	1,203,334
Texas Instruments Inc.
2.90%, 11/03/27 (Call 08/03/27)	250	249,175

		6,804,932
SOFTWARE — 2.87%
Fidelity National Information Services Inc.
4.50%, 08/15/46 (Call 02/15/46)[a]	250	259,683
Microsoft Corp.
3.45%, 08/08/36 (Call 02/08/36)	1,500	1,523,115
3.50%, 02/12/35 (Call 08/12/34)	950	970,890
3.50%, 11/15/42	350	342,213
3.70%, 08/08/46 (Call 02/08/46)	1,500	1,508,145
3.75%, 05/01/43 (Call 11/01/42)	400	406,696
3.75%, 02/12/45 (Call 08/12/44)	300	304,833
3.95%, 08/08/56 (Call 02/08/56)	650	665,678
4.00%, 02/12/55 (Call 08/12/54)	1,000	1,032,010
4.10%, 02/06/37 (Call 08/06/36)	430	471,117
4.20%, 11/03/35 (Call 05/03/35)	400	444,996
4.45%, 11/03/45 (Call 05/03/45)	1,000	1,134,720
4.50%, 10/01/40	350	399,094
4.50%, 02/06/57 (Call 08/06/56)	1,600	1,804,112
4.75%, 11/03/55 (Call 05/03/55)	750	879,945
4.88%, 12/15/43 (Call 06/15/43)[a]	200	238,650
5.20%, 06/01/39	322	399,103
5.30%, 02/08/41	850	1,068,229
Series 30Y
4.25%, 02/06/47 (Call 08/06/46)	650	717,054
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)	300	305,358
3.85%, 07/15/36 (Call 01/15/36)	850	887,230

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.90%, 05/15/35 (Call 11/15/34)	$900	$945,909
4.00%, 07/15/46 (Call 01/15/46)	800	827,720
4.13%, 05/15/45 (Call 11/15/44)	950	999,742
4.30%, 07/08/34 (Call 01/08/34)	900	992,007
4.38%, 05/15/55 (Call 11/15/54)	354	384,384
4.50%, 07/08/44 (Call 01/08/44)	650	724,886
5.38%, 07/15/40	850	1,061,454
6.13%, 07/08/39	675	929,232
6.50%, 04/15/38	65	91,685

		22,719,890
TELECOMMUNICATIONS — 7.69%
America Movil SAB de CV
4.38%, 07/16/42[a]	643	664,373
6.13%, 11/15/37[a]	125	152,884
6.13%, 03/30/40	900	1,112,040
6.38%, 03/01/35	265	332,095
AT&T Corp.
8.25%, 11/15/31	501	701,911
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	750	683,985
4.35%, 06/15/45 (Call 12/15/44)	829	738,664
4.50%, 05/15/35 (Call 11/15/34)	1,000	977,850
4.50%, 03/09/48 (Call 09/09/47)	1,700	1,547,493
4.55%, 03/09/49 (Call 09/09/48)	1,131	1,025,783
4.75%, 05/15/46 (Call 11/15/45)	1,800	1,695,222
4.80%, 06/15/44 (Call 12/15/43)[a]	1,200	1,150,884
4.90%, 08/14/37 (Call 02/14/37)	2,300	2,296,366
5.15%, 03/15/42	866	868,182
5.15%, 02/14/50 (Call 08/14/49)	2,250	2,216,632
5.25%, 03/01/37 (Call 09/01/36)	750	780,180
5.30%, 08/14/58 (Call 02/14/58)	1,000	989,940
5.35%, 09/01/40	550	570,719
5.45%, 03/01/47 (Call 09/01/46)	1,000	1,043,240
5.65%, 02/15/47 (Call 08/15/46)	1,000	1,070,860
5.70%, 03/01/57 (Call 09/01/56)	500	526,245
6.00%, 08/15/40 (Call 05/15/40)	319	355,114
6.30%, 01/15/38	658	763,208
6.35%, 03/15/40	325	376,886
6.38%, 03/01/41	500	579,415
6.50%, 09/01/37	376	453,734
AT&T Mobility LLC
7.13%, 12/15/31	400	509,028
BellSouth Telecommunications LLC
6.38%, 06/01/28[a]	200	232,912

Security	Principal (000s)	Value
British Telecommunications PLC
9.13%, 12/15/30	$1,000	$1,512,530
Cisco Systems Inc.
5.50%, 01/15/40	1,075	1,378,429
5.90%, 02/15/39	700	930,762
Deutsche Telekom International Finance BV
8.75%, 06/15/30	1,500	2,208,510
9.25%, 06/01/32	219	341,587
Juniper Networks Inc.
5.95%, 03/15/41[a]	200	225,786
Koninklijke KPN NV
8.38%, 10/01/30	450	623,934
Motorola Solutions Inc.
5.50%, 09/01/44	200	202,980
New Cingular Wireless Services Inc.
8.75%, 03/01/31	500	714,950
Orange SA
5.38%, 01/13/42	350	414,197
5.50%, 02/06/44 (Call 08/06/43)[a]	450	545,513
9.00%, 03/01/31	1,150	1,744,837
Qwest Corp.
6.88%, 09/15/33 (Call 12/01/17)[a]	475	468,241
Rogers Communications Inc.
4.50%, 03/15/43 (Call 09/15/42)	150	157,700
5.00%, 03/15/44 (Call 09/15/43)	550	625,207
5.45%, 10/01/43 (Call 04/01/43)	21	25,197
7.50%, 08/15/38	200	281,784
Telefonica Emisiones SAU
5.21%, 03/08/47[a]	1,250	1,367,863
7.05%, 06/20/36	1,000	1,328,630
Telefonica Europe BV
8.25%, 09/15/30[a]	250	353,455
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	725	638,065
4.13%, 08/15/46	245	223,516
4.27%, 01/15/36	1,150	1,129,473
4.40%, 11/01/34 (Call 05/01/34)	1,850	1,853,200
4.50%, 08/10/33	250	257,443
4.52%, 09/15/48	2,000	1,911,500
4.67%, 03/15/55	2,400	2,271,696
4.75%, 11/01/41	515	516,457
4.81%, 03/15/39	1,000	1,028,760
4.86%, 08/21/46	2,350	2,377,260

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.01%, 04/15/49	$2,500	$2,552,650
5.01%, 08/21/54	2,450	2,442,895
5.50%, 03/16/47[a]	600	662,256
6.55%, 09/15/43	800	998,376
Vodafone Group PLC
4.38%, 02/19/43	400	403,492
6.15%, 02/27/37	700	863,835
6.25%, 11/30/32	325	398,015
7.88%, 02/15/30	302	412,004

		60,808,830
TOYS, GAMES & HOBBIES — 0.06%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	151	162,192
6.35%, 03/15/40	250	304,308

		466,500
TRANSPORTATION — 2.82%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46 (Call 02/01/46)	515	533,210
4.15%, 04/01/45 (Call 10/01/44)	700	746,487
4.38%, 09/01/42 (Call 03/01/42)[a]	250	272,145
4.40%, 03/15/42 (Call 09/15/41)[a]	500	546,315
4.45%, 03/15/43 (Call 09/15/42)	11	12,075
4.55%, 09/01/44 (Call 03/01/44)	250	281,150
4.70%, 09/01/45 (Call 03/01/45)[a]	275	315,472
4.90%, 04/01/44 (Call 10/01/43)	400	469,612
4.95%, 09/15/41 (Call 03/15/41)	114	132,775
5.05%, 03/01/41 (Call 09/01/40)	56	65,910
5.15%, 09/01/43 (Call 03/01/43)[a]	173	209,527
5.40%, 06/01/41 (Call 12/01/40)	450	549,670
5.75%, 05/01/40 (Call 11/01/39)	366	468,242
6.15%, 05/01/37	261	344,371
6.20%, 08/15/36	300	397,992
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)[a]	350	325,423
6.20%, 06/01/36	200	265,892
6.25%, 08/01/34	111	147,127
6.38%, 11/15/37	175	240,321
6.90%, 07/15/28[a]	350	467,379
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	197	224,917
4.80%, 08/01/45 (Call 02/01/45)	100	116,246
5.95%, 05/15/37	16	20,469
6.13%, 09/15/15 (Call 03/15/15)	200	259,084
7.13%, 10/15/31	650	889,557

Security	Principal (000s)	Value
CSX Corp.
3.80%, 11/01/46 (Call 05/01/46)	$150	$145,787
3.95%, 05/01/50 (Call 11/01/49)	250	241,478
4.10%, 03/15/44 (Call 09/15/43)	400	406,556
4.25%, 11/01/66 (Call 05/01/66)	350	344,589
4.40%, 03/01/43 (Call 09/01/42)	200	210,822
4.50%, 08/01/54 (Call 02/01/54)	400	414,976
4.75%, 05/30/42 (Call 11/30/41)	300	333,399
5.50%, 04/15/41 (Call 10/15/40)	70	84,361
6.00%, 10/01/36	450	567,220
6.15%, 05/01/37	105	135,659
6.22%, 04/30/40	105	136,677
FedEx Corp.
3.88%, 08/01/42	309	298,571
3.90%, 02/01/35	700	708,659
4.10%, 04/15/43	152	151,711
4.10%, 02/01/45	250	248,235
4.55%, 04/01/46 (Call 10/01/45)[a]	800	850,688
4.75%, 11/15/45 (Call 05/15/45)	450	490,054
4.90%, 01/15/34	200	225,388
5.10%, 01/15/44	275	312,414
Kansas City Southern
4.30%, 05/15/43 (Call 11/15/42)	100	102,275
4.95%, 08/15/45 (Call 02/15/45)[a]	350	391,521
Norfolk Southern Corp.
3.95%, 10/01/42 (Call 04/01/42)	40	40,544
4.05%, 08/15/52 (Call 02/15/52)[b]	400	406,512
4.45%, 06/15/45 (Call 12/15/44)	341	371,598
4.65%, 01/15/46 (Call 07/15/45)	400	451,264
4.80%, 08/15/43 (Call 02/15/43)	400	455,676
4.84%, 10/01/41	400	454,708
6.00%, 03/15/05	7	8,569
Union Pacific Corp.
3.35%, 08/15/46 (Call 02/15/46)	150	141,752
3.38%, 02/01/35 (Call 08/01/34)	450	446,000
3.60%, 09/15/37 (Call 03/15/37)	70	71,156
3.88%, 02/01/55 (Call 08/01/54)	400	398,316
4.00%, 04/15/47 (Call 10/15/46)[a]	250	262,290
4.05%, 11/15/45 (Call 05/15/45)[a]	300	315,420
4.05%, 03/01/46 (Call 09/01/45)	200	211,564
4.15%, 01/15/45 (Call 07/15/44)	75	79,878
4.30%, 06/15/42 (Call 12/15/41)	550	596,414
4.38%, 11/15/65 (Call 05/15/65)	6	6,416
4.75%, 09/15/41 (Call 03/15/41)	158	181,596

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.82%, 02/01/44 (Call 08/01/43)	$370	$429,344
6.63%, 02/01/29	250	326,745
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)[a]	110	106,632
3.63%, 10/01/42[a]	105	103,568
4.88%, 11/15/40 (Call 05/15/40)	330	387,420
6.20%, 01/15/38	700	948,108

		22,303,898
TRUCKING & LEASING — 0.02%
GATX Corp.
5.20%, 03/15/44 (Call 09/15/43)[a]	150	169,315

		169,315
WATER — 0.22%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	200	200,976
4.00%, 12/01/46 (Call 06/01/46)	95	98,535
4.30%, 12/01/42 (Call 06/01/42)	16	17,338
4.30%, 09/01/45 (Call 03/01/45)[a]	500	540,040
6.59%, 10/15/37	239	328,675
United Utilities PLC
6.88%, 08/15/28	200	245,432
Veolia Environnement SA
6.75%, 06/01/38	225	297,671

		1,728,667

TOTAL CORPORATE BONDS & NOTES
(Cost: $668,499,487)		684,541,578

FOREIGN GOVERNMENT OBLIGATIONS[f] — 5.19%

CANADA — 0.15%
Province of Quebec Canada
7.50%, 09/15/29	850	1,216,894

		1,216,894
CHILE — 0.10%
Chile Government International Bond
3.63%, 10/30/42[a]	250	247,488
3.86%, 06/21/47	500	507,525

		755,013
COLOMBIA — 0.72%
Colombia Government International Bond
5.00%, 06/15/45 (Call 12/15/44)[a]	1,200	1,235,880
5.63%, 02/26/44 (Call 08/26/43)	1,650	1,840,228

Security	Principal (000s)	Value
6.13%, 01/18/41[a]	$900	$1,059,327
7.38%, 09/18/37[a]	800	1,055,024
10.38%, 01/28/33	300	466,194

		5,656,653
HUNGARY — 0.11%
Hungary Government International Bond
7.63%, 03/29/41[a]	550	848,733

		848,733
ISRAEL — 0.11%
Israel Government International Bond
4.50%, 01/30/43	800	862,336

		862,336
ITALY — 0.13%
Republic of Italy Government International Bond
5.38%, 06/15/33	900	1,046,484

		1,046,484
MEXICO — 1.43%
Mexico Government International Bond
4.35%, 01/15/47	900	848,925
4.60%, 01/23/46	1,000	977,770
4.60%, 02/10/48	750	734,460
4.75%, 03/08/44	1,500	1,497,855
5.55%, 01/21/45	1,300	1,456,845
5.75%, 10/12/49	1,220	1,277,389
6.05%, 01/11/40[a]	1,300	1,521,403
6.75%, 09/27/34	875	1,138,305
7.50%, 04/08/33	477	654,172
8.30%, 08/15/31	800	1,204,560

		11,311,684
PANAMA — 0.38%
Panama Government International Bond
4.50%, 05/15/47[a]	400	423,324
6.70%, 01/26/36	1,300	1,719,965
9.38%, 04/01/29[a]	600	901,986

		3,045,275
PERU — 0.42%
Peruvian Government International Bond
5.63%, 11/18/50	1,175	1,485,999

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
6.55%, 03/14/37[a]	$400	$539,548
8.75%, 11/21/33[a]	815	1,279,305

		3,304,852
PHILIPPINES — 0.96%
Philippine Government International Bond
3.70%, 02/02/42	1,200	1,194,276
3.95%, 01/20/40[a]	1,200	1,239,660
5.00%, 01/13/37	1,000	1,180,490
6.38%, 01/15/32	700	915,005
6.38%, 10/23/34	600	803,994
7.75%, 01/14/31	1,100	1,581,437
9.50%, 02/02/30	450	713,335

		7,628,197
SOUTH KOREA — 0.07%
Korea International Bond
4.13%, 06/10/44[a]	500	571,880

		571,880
SUPRANATIONAL — 0.24%
Asian Development Bank
5.82%, 06/16/28	310	387,165
European Investment Bank
4.88%, 02/15/36	500	651,720
Inter-American Development Bank
3.20%, 08/07/42	200	199,652
3.88%, 10/28/41	250	278,908
4.38%, 01/24/44	100	119,920
International Bank for Reconstruction & Development
4.75%, 02/15/35	200	254,588

		1,891,953
URUGUAY — 0.37%
Uruguay Government International Bond
4.13%, 11/20/45	300	294,510
5.10%, 06/18/50[a]	1,650	1,770,516
7.63%, 03/21/36[a]	600	846,552

		2,911,578

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $41,071,774)		41,051,532

Security	Principal (000s)	Value
MUNICIPAL DEBT OBLIGATIONS — 6.28%

CALIFORNIA — 2.19%
Alameda County Joint Powers Authority RB BAB
7.05%, 12/01/44	$135	$199,886
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	450	658,305
Series S-1
7.04%, 04/01/50	700	1,075,438
Series S-3
6.91%, 10/01/50	100	152,720
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	220	327,107
East Bay Municipal Utility District Water System Revenue RB BAB
Series B
5.87%, 06/01/40	250	329,218
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	300	455,064
Los Angeles County Metropolitan Transportation Authority RB BAB
Series A
5.74%, 06/01/39	300	375,189
Los Angeles County Public Works Financing Authority RB BAB
7.62%, 08/01/40	250	381,668
Los Angeles Department of Water & Power System Revenue RB BAB
Series A
6.60%, 07/01/50	450	661,392
Series D
6.57%, 07/01/45	200	297,916
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	800	1,024,376
Series RY
6.76%, 07/01/34	450	628,632

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Regents of the University of California Medical Center Pooled Revenue RB BAB
Series H
6.55%, 05/15/48	$450	$622,512
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	200	270,686
San Diego County Water Authority Financing Corp. RB BAB
6.14%, 05/01/49	300	417,612
State of California GO BAB
7.30%, 10/01/39	845	1,248,758
7.35%, 11/01/39	550	814,786
7.50%, 04/01/34	1,000	1,461,960
7.55%, 04/01/39	1,500	2,311,470
7.60%, 11/01/40	550	864,506
7.63%, 03/01/40	300	459,567
7.95%, 03/01/36 (Call 03/01/20)	750	844,290
University of California RB
Series AD
4.86%, 05/15/12	600	654,930
University of California RB BAB
5.77%, 05/15/43	200	259,778
5.95%, 05/15/45	400	513,456

		17,311,222
CONNECTICUT — 0.03%
State of Connecticut GO
Series A
5.85%, 03/15/32[a]	200	240,738

		240,738
DISTRICT OF COLUMBIA — 0.03%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14	200	224,004

		224,004
GEORGIA — 0.16%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A
6.64%, 04/01/57	350	442,925
Project P, Series 2010-A
7.06%, 04/01/57	700	852,390

		1,295,315

Security	Principal (000s)	Value
ILLINOIS — 0.78%
Chicago Transit Authority RB
Series A
6.90%, 12/01/40	$600	$782,850
Series B
6.90%, 12/01/40	225	292,329
Chicago Transit Authority RB BAB
Series B
6.20%, 12/01/40	120	149,278
County of Cook IL GO BAB
6.23%, 11/15/34	200	245,030
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	300	383,799
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	400	512,132
State of Illinois GO
5.10%, 06/01/33[a]	3,400	3,434,646
State of Illinois GO BAB
Series 3
6.73%, 04/01/35	300	342,156

		6,142,220
KANSAS — 0.04%
State of Kansas Department of Transportation RB BAB
4.60%, 09/01/35	300	340,173

		340,173
KENTUCKY — 0.03%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	145	193,288

		193,288
MARYLAND — 0.03%
Maryland State Transportation Authority RB BAB
5.89%, 07/01/43	200	264,946

		264,946
MASSACHUSETTS — 0.22%
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	240	280,913

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series E
5.46%, 12/01/39	$500	$629,010
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB
Series A
5.73%, 06/01/40	350	456,806
Massachusetts School Building Authority RB BAB
Series B
5.72%, 08/15/39	300	377,007

		1,743,736
NEVADA — 0.02%
County of Clark Department of Aviation RB BAB
Series C
6.82%, 07/01/45	120	176,852

		176,852
NEW JERSEY — 0.55%
New Jersey Economic Development Authority RB
Series A
7.43%, 02/15/29 (NPFGC)	675	839,228
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	875	1,293,687
Series F
7.41%, 01/01/40[a]	750	1,140,322
New Jersey Transportation Trust Fund Authority RB BAB
Series C
5.75%, 12/15/28	700	804,643
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40	200	242,280

		4,320,160
NEW YORK — 0.93%
City of New York NY GO BAB
6.27%, 12/01/37	325	432,994
Series C-1
5.52%, 10/01/37	185	233,712

Security	Principal (000s)	Value
Metropolitan Transportation Authority RB BAB
Series 2010-A
6.67%, 11/15/39	$225	$316,359
Series 2009-A
5.87%, 11/15/39	300	385,770
Series 2010-E
6.81%, 11/15/40	200	281,620
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	200	249,114
5.57%, 11/01/38	250	310,235
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	350	452,480
5.75%, 06/15/41	275	368,132
5.88%, 06/15/44	300	410,028
6.01%, 06/15/42	200	275,404
New York State Dormitory Authority RB BAB
5.63%, 03/15/39	350	434,004
Port Authority of New York & New Jersey RB
4.93%, 10/01/51	900	1,098,360
Series 174
4.46%, 10/01/62	835	940,577
Series 182
5.31%, 08/01/46 (Call 08/01/24)	700	781,802
Series 192
4.81%, 10/15/65	300	353,856

		7,324,447
OHIO — 0.30%
American Municipal Power Inc. RB BAB
8.08%, 02/15/50	600	1,006,332
Ohio State University (The) RB
Series A
3.80%, 12/01/46	450	459,585
4.80%, 06/01/11	200	218,216
Ohio State University (The) RB BAB
4.91%, 06/01/40	200	237,738
Ohio Water Development Authority Water Pollution Control Loan Fund RB BAB
4.88%, 12/01/34	400	461,732

		2,383,603

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Security	Principal (000s)	Value
OREGON — 0.13%
Oregon School Boards Association GOL
Series B
5.55%, 06/30/28 (NPFGC)	$200	$234,778
5.68%, 06/30/28 (NPFGC)	500	590,010
State of Oregon Department of Transportation RB BAB
Series 2010-A
5.83%, 11/15/34	175	223,713

		1,048,501
PENNSYLVANIA — 0.05%
Commonwealth Financing Authority RB
Series A
4.14%, 06/01/38[a]	350	362,768

		362,768
TEXAS — 0.71%
City of Houston TX GOL
Series A
6.29%, 03/01/32	390	461,343
City of San Antonio TX Electric & Gas Systems Revenue RB
4.43%, 02/01/42	200	221,908
5.81%, 02/01/41	350	449,354
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	425	576,228
Dallas Convention Center Hotel Development Corp. RB BAB
7.09%, 01/01/42	250	331,258
Dallas County Hospital District GOL BAB
Series C
5.62%, 08/15/44	250	311,798
Dallas Independent School District GO BAB
6.45%, 02/15/35 (Call 02/15/21) (PSF)	550	620,961
North Texas Tollway Authority RB BAB
6.72%, 01/01/49[a]	200	299,522
State of Texas GO BAB
5.52%, 04/01/39	575	745,269

Security	Principal or Shares (000s)	Value
Series A
4.68%, 04/01/40	$200	$234,666
Texas Transportation Commission State Highway Fund RB BAB
Series B
5.18%, 04/01/30	825	990,272
University of Texas System (The) RB BAB
Series B
6.28%, 08/15/41 (Call 08/15/19)	370	396,695

		5,639,274
WASHINGTON — 0.08%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	150	188,018
State of Washington GO BAB
Series F
5.14%, 08/01/40	350	433,279

		621,297

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $48,123,788)		49,632,544

SHORT-TERM INVESTMENTS — 10.06%

MONEY MARKET FUNDS — 10.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[g,h,i]	72,415	72,429,174
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[g,h]	7,087	7,086,798

		79,515,972

TOTAL SHORT-TERM INVESTMENTS
(Cost: $79,504,632)		79,515,972

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 108.12%
(Cost: $837,199,681)[j]	$854,741,626
Other Assets, Less Liabilities — (8.12)%	(64,191,401)

NET ASSETS — 100.00%	$790,550,225

BAB	— Build America Bond
GO	— General Obligation
GOL	— General Obligation Limited
PSF	— Permanent School Fund
RB	— Revenue Bond
VRN	— Variable Rate Note

Insured by:
NPFGC	— National Public Finance Guarantee Corp.

[a]	All or a portion of this security represents a security on loan.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Investments are denominated in U.S. dollars.
[g]	Affiliated issuer.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral.
[j]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $837,199,681. Net unrealized appreciation was $17,541,945, of which $24,397,925 represented gross unrealized appreciation on investments and $6,855,980 represented gross unrealized depreciation on investments.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$684,541,578	$—	$684,541,578
Foreign government obligations	—	41,051,532	—	41,051,532
Municipal debt obligations	—	49,632,544	—	49,632,544
Money market funds	79,515,972	—	—	79,515,972

Total	$79,515,972	$775,225,654	$—	$854,741,626

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities (Unaudited)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Unaffiliated	$757,695,049
Affiliated	79,504,632

Total cost of investments in securities	$837,199,681

Investments in securities, at fair value (including securities on loana):
Unaffiliated	$775,225,654
Affiliated	79,515,972
Receivables:
Investment securities sold	8,276,947
Dividends and interest	9,420,742

Total Assets	872,439,315

LIABILITIES
Payables:
Investment securities purchased	9,015,820
Collateral for securities on loan	72,409,288
Capital shares redeemed	328,823
Investment advisory fees	135,159

Total Liabilities	81,889,090

NET ASSETS	$790,550,225

Net assets consist of:
Paid-in capital	$778,982,228
Undistributed net investment income	2,725,702
Accumulated net realized loss	(8,699,650)
Net unrealized appreciation	17,541,945

NET ASSETS	$790,550,225

Shares outstanding[b]	12,700,000

Net asset value per share	$62.25

[a]	Securities on loan with a value of $69,882,040.
[b]	No par value, unlimited number of shares authorized.

FINANCIAL STATEMENTS	67

Schedule of Investments

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 84.44%

ADVERTISING — 0.04%
WPP Finance 2010
5.13%, 09/07/42	$55	$55,147
5.63%, 11/15/43	229	247,215

		302,362
AEROSPACE & DEFENSE — 1.67%
Boeing Co. (The)
3.30%, 03/01/35 (Call 09/01/34)	100	94,944
3.38%, 06/15/46 (Call 12/15/45)[a]	375	345,053
3.50%, 03/01/45 (Call 09/01/44)[a]	100	92,913
3.65%, 03/01/47 (Call 09/01/46)	105	102,088
6.63%, 02/15/38	16	21,864
6.88%, 03/15/39[a]	182	258,997
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)	300	289,395
Harris Corp.
4.85%, 04/27/35 (Call 10/27/34)	225	242,041
5.05%, 04/27/45 (Call 10/27/44)	300	331,524
6.15%, 12/15/40	105	127,506
Lockheed Martin Corp.
3.60%, 03/01/35 (Call 09/01/34)	350	338,268
3.80%, 03/01/45 (Call 09/01/44)	274	261,021
4.07%, 12/15/42	800	794,816
4.50%, 05/15/36 (Call 11/15/35)	675	724,363
4.70%, 05/15/46 (Call 11/15/45)	859	941,919
4.85%, 09/15/41	400	441,428
Series B
6.15%, 09/01/36	189	241,742
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	100	95,839
4.75%, 06/01/43	300	329,982
5.05%, 11/15/40	311	346,914
Northrop Grumman Systems Corp.
7.75%, 02/15/31	555	785,436
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)	218	228,497
4.70%, 12/15/41	300	334,503
4.88%, 10/15/40	112	128,020
7.20%, 08/15/27[a]	155	207,819
Rockwell Collins Inc.
4.80%, 12/15/43 (Call 06/15/43)	261	280,606

Security	Principal (000s)	Value
United Technologies Corp.
3.75%, 11/01/46 (Call 05/01/46)	$500	$479,340
4.15%, 05/15/45 (Call 11/16/44)	625	637,750
4.50%, 06/01/42	2,300	2,470,844
5.40%, 05/01/35	11	13,021
5.70%, 04/15/40	222	274,006
6.05%, 06/01/36	100	126,080
6.13%, 07/15/38	303	388,928
6.70%, 08/01/28	700	916,804
7.50%, 09/15/29	114	160,087

		13,854,358
AGRICULTURE — 1.09%
Altria Group Inc.
3.88%, 09/16/46 (Call 03/16/46)	650	612,722
4.25%, 08/09/42	400	396,256
4.50%, 05/02/43	350	359,635
5.38%, 01/31/44	875	1,017,205
Archer-Daniels-Midland Co.
4.02%, 04/16/43	799	794,270
4.54%, 03/26/42[a]	378	403,689
Philip Morris International Inc.
3.88%, 08/21/42	26	24,533
4.13%, 03/04/43	175	171,367
4.25%, 11/10/44	1,250	1,252,625
4.38%, 11/15/41	86	87,189
4.50%, 03/20/42	171	176,103
4.88%, 11/15/43	455	497,042
6.38%, 05/16/38	850	1,093,363
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	100	115,738
5.85%, 08/15/45 (Call 02/15/45)	1,050	1,247,873
6.15%, 09/15/43	381	461,921
7.25%, 06/15/37[a]	253	337,449

		9,048,980
AIRLINES — 0.39%
American Airlines Pass Through Trust
Series 2015-1, Class A
3.38%, 11/01/28	929	914,461
Series 2016-1, Class AA
3.58%, 07/15/29	18	17,630
Series 2016-2, Class AA
3.20%, 12/15/29	84	82,308

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Series 2016-3, Class AA
3.00%, 04/15/30	$1,000	$960,750
Latam Airlines Pass Through Trust Series 2015-1, Class A
4.20%, 08/15/29[a]	470	468,874
United Airlines Pass Through Trust
Series 2015-1, Class AA
3.45%, 06/01/29	77	76,863
Series 2016-2, Class AA
2.88%, 04/07/30	750	720,158

		3,241,044
APPAREL — 0.14%
NIKE Inc.
3.38%, 11/01/46 (Call 05/01/46)	250	226,140
3.63%, 05/01/43 (Call 11/01/42)	200	189,236
3.88%, 11/01/45 (Call 05/01/45)	450	444,271
VF Corp.
6.00%, 10/15/33	75	89,806
6.45%, 11/01/37	150	194,378

		1,143,831
AUTO MANUFACTURERS — 0.88%
Daimler Finance North America LLC
8.50%, 01/18/31	750	1,143,855
Ford Holdings LLC
9.30%, 03/01/30	50	70,272
Ford Motor Co.
4.75%, 01/15/43	1,400	1,349,474
5.29%, 12/08/46 (Call 06/08/46)	400	414,236
6.38%, 02/01/29	150	172,235
6.63%, 10/01/28	16	19,044
7.40%, 11/01/46	114	148,509
7.45%, 07/16/31	980	1,240,474
General Motors Co.
5.00%, 04/01/35	25	25,318
5.20%, 04/01/45	850	857,352
6.25%, 10/02/43	700	797,566
6.60%, 04/01/36 (Call 10/01/35)	750	881,092
6.75%, 04/01/46 (Call 10/01/45)	190	230,470

		7,349,897
AUTO PARTS & EQUIPMENT — 0.04%
BorgWarner Inc.
4.38%, 03/15/45 (Call 09/15/44)	185	182,921
Delphi Automotive PLC
4.40%, 10/01/46 (Call 04/01/46)	150	143,247

		326,168

Security	Principal (000s)	Value
BANKS — 8.10%
Bank of America Corp.
3.25%, 10/21/27 (Call 10/21/26)	$2,050	$1,963,019
4.18%, 11/25/27 (Call 11/25/26)	250	251,423
4.88%, 04/01/44	950	1,036,754
5.00%, 01/21/44	1,103	1,217,017
5.88%, 02/07/42	645	793,595
6.11%, 01/29/37	1,200	1,423,368
7.75%, 05/14/38	800	1,120,264
VRN, (3 mo. LIBOR US + 1.990%)
4.44%, 01/20/48 (Call 01/20/47)	1,000	1,017,390
Series L
4.75%, 04/21/45[a]	8	8,139
Bank of America N.A.
6.00%, 10/15/36	250	309,153
Bank of New York Mellon Corp. (The)
3.00%, 10/30/28 (Call 07/30/28)	85	81,291
Bank One Corp.
8.00%, 04/29/27	229	297,544
Barclays PLC
4.34%, 01/10/28 (Call 01/10/27)	300	303,840
4.95%, 01/10/47	1,000	1,023,440
5.25%, 08/17/45	600	642,246
Citigroup Inc.
4.13%, 07/25/28	350	347,952
4.45%, 09/29/27	1,900	1,944,422
4.65%, 07/30/45	600	630,900
4.75%, 05/18/46	600	602,622
5.30%, 05/06/44	515	560,619
5.88%, 01/30/42	900	1,093,536
6.00%, 10/31/33	266	305,344
6.13%, 08/25/36	282	328,609
6.63%, 01/15/28	11	13,169
6.63%, 06/15/32	575	705,910
6.68%, 09/13/43	296	381,417
8.13%, 07/15/39	850	1,268,642
Cooperatieve Rabobank UA
5.25%, 05/24/41[a]	700	819,966
5.25%, 08/04/45	291	316,233
5.75%, 12/01/43	850	983,850
Credit Suisse Group Funding Guernsey Ltd.
4.88%, 05/15/45	786	805,996

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Fifth Third Bancorp.
8.25%, 03/01/38	$444	$626,653
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	250	240,765
Goldman Sachs Capital I
6.35%, 02/15/34[a]	480	577,762
Goldman Sachs Group Inc. (The)
4.75%, 10/21/45 (Call 04/21/45)	900	960,174
4.80%, 07/08/44 (Call 01/08/44)[a]	1,000	1,073,520
5.15%, 05/22/45[a]	900	957,834
6.13%, 02/15/33	1,050	1,279,152
6.25%, 02/01/41	1,200	1,511,580
6.45%, 05/01/36	700	845,502
6.75%, 10/01/37	2,650	3,313,799
HSBC Bank PLC
7.65%, 05/01/25	100	120,393
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	950	1,098,494
HSBC Holdings PLC
5.25%, 03/14/44	1,000	1,090,320
6.10%, 01/14/42	416	523,365
6.50%, 05/02/36	900	1,110,141
6.50%, 09/15/37	1,007	1,251,439
6.80%, 06/01/38	600	772,428
7.63%, 05/17/32	371	488,154
JPMorgan Chase & Co.
4.25%, 10/01/27	1,243	1,283,882
4.85%, 02/01/44	1,050	1,169,941
4.95%, 06/01/45	718	772,970
5.40%, 01/06/42	750	885,202
5.50%, 10/15/40	517	614,656
5.60%, 07/15/41	746	900,444
5.63%, 08/16/43	375	440,096
6.40%, 05/15/38	1,245	1,624,115
KfW
0.00%, 04/18/36	900	492,813
0.00%, 06/29/37	800	420,752
Lloyds Banking Group PLC
5.30%, 12/01/45	200	213,360
Morgan Stanley
3.95%, 04/23/27	1,400	1,394,092
4.30%, 01/27/45	1,200	1,208,040
4.38%, 01/22/47	1,000	1,015,040

Security	Principal (000s)	Value
6.38%, 07/24/42	$1,025	$1,321,102
7.25%, 04/01/32	700	953,911
Regions Financial Corp.
7.38%, 12/10/37	325	402,421
Wachovia Corp.
5.50%, 08/01/35	481	543,544
Wells Fargo & Co.
3.90%, 05/01/45	1,500	1,449,645
4.30%, 07/22/27	2,035	2,117,194
4.40%, 06/14/46	500	492,135
4.65%, 11/04/44	1,700	1,736,023
4.75%, 12/07/46	1,250	1,301,688
4.90%, 11/17/45	940	998,393
5.38%, 02/07/35	341	394,943
5.38%, 11/02/43	425	480,743
5.61%, 01/15/44	1,750	2,044,245
Wells Fargo Capital X
5.95%, 12/01/86	200	213,176

		67,323,711
BEVERAGES — 2.59%
Anheuser-Busch Companies LLC
5.95%, 01/15/33	21	25,066
6.45%, 09/01/37	200	259,078
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	200	192,638
4.63%, 02/01/44[a]	245	259,570
4.70%, 02/01/36 (Call 08/01/35)	3,625	3,893,939
4.90%, 02/01/46 (Call 08/01/45)	5,325	5,835,241
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	700	649,558
4.95%, 01/15/42	750	826,635
6.38%, 01/15/40	300	382,818
8.00%, 11/15/39	136	203,668
8.20%, 01/15/39	700	1,069,712
Brown-Forman Corp.
4.50%, 07/15/45 (Call 01/15/45)	118	124,655
Coca-Cola FEMSA SAB de CV
5.25%, 11/26/43	271	299,143
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	136	131,414
5.88%, 09/30/36	350	430,853
Diageo Investment Corp.
4.25%, 05/11/42	507	519,812
7.45%, 04/15/35	11	15,379

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Dr Pepper Snapple Group Inc.
3.43%, 06/15/27 (Call 03/15/27)	$250	$250,900
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43	364	353,437
Molson Coors Brewing Co.
4.20%, 07/15/46 (Call 01/15/46)	850	806,990
5.00%, 05/01/42	550	585,250
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	801	1,094,094
PepsiCo Inc.
3.45%, 10/06/46 (Call 04/06/46)	525	481,514
3.60%, 08/13/42	500	476,455
4.00%, 03/05/42	207	208,124
4.25%, 10/22/44 (Call 04/22/44)	409	427,168
4.45%, 04/14/46 (Call 10/14/45)	800	865,008
4.60%, 07/17/45 (Call 01/17/45)	280	307,978
4.88%, 11/01/40	196	222,019
5.50%, 01/15/40	246	301,537

		21,499,653
BIOTECHNOLOGY — 1.67%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	900	884,961
4.56%, 06/15/48 (Call 12/15/47)	1,100	1,101,727
4.66%, 06/15/51 (Call 12/15/50)	2,872	2,887,509
4.95%, 10/01/41	100	106,027
5.15%, 11/15/41 (Call 05/15/41)	175	190,468
Baxalta Inc.
5.25%, 06/23/45 (Call 12/23/44)	550	599,044
Biogen Inc.
5.20%, 09/15/45 (Call 03/15/45)	900	978,669
Celgene Corp.
4.63%, 05/15/44 (Call 11/15/43)	400	399,160
5.00%, 08/15/45 (Call 02/15/45)	700	741,153
5.25%, 08/15/43	500	540,100
Gilead Sciences Inc.
2.95%, 03/01/27 (Call 12/01/26)[a]	700	669,774
4.15%, 03/01/47 (Call 09/01/46)[a]	1,000	955,290
4.50%, 02/01/45 (Call 08/01/44)	1,000	999,600
4.60%, 09/01/35 (Call 03/01/35)	600	622,332
4.75%, 03/01/46 (Call 09/01/45)	994	1,031,971
4.80%, 04/01/44 (Call 10/01/43)	593	618,220
5.65%, 12/01/41 (Call 06/01/41)	450	520,920

		13,846,925

Security	Principal (000s)	Value
BUILDING MATERIALS — 0.19%
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	$30	$30,988
4.63%, 07/02/44 (Call 01/02/44)[b]	300	312,636
4.95%, 07/02/64 (Call 01/02/64)[b]	107	110,674
5.13%, 09/14/45 (Call 03/14/45)	271	302,615
6.00%, 01/15/36	350	417,631
Owens Corning
7.00%, 12/01/36	299	365,237

		1,539,781
CHEMICALS — 1.36%
Agrium Inc.
4.13%, 03/15/35 (Call 09/15/34)	87	83,003
4.90%, 06/01/43 (Call 12/01/42)	350	368,189
5.25%, 01/15/45 (Call 07/15/44)	254	276,062
6.13%, 01/15/41 (Call 07/15/40)	268	315,144
7.13%, 05/23/36[a]	100	127,991
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)	150	165,528
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)[a]	575	580,060
4.38%, 11/15/42 (Call 05/15/42)	86	87,760
4.63%, 10/01/44 (Call 04/01/44)[a]	725	763,527
5.25%, 11/15/41 (Call 05/15/41)	400	450,296
7.38%, 11/01/29	250	336,635
9.40%, 05/15/39	400	642,668
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	400	410,016
4.80%, 09/01/42 (Call 03/01/42)	280	290,497
EI du Pont de Nemours & Co.
4.15%, 02/15/43	423	420,944
4.90%, 01/15/41	400	435,784
5.60%, 12/15/36[a]	11	12,905
Lubrizol Corp.
6.50%, 10/01/34	120	155,237
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	500	530,860
5.25%, 07/15/43	200	221,980
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	625	599,756
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	200	195,000

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Monsanto Co.
3.60%, 07/15/42 (Call 01/15/42)	$100	$87,025
3.95%, 04/15/45 (Call 10/15/44)	215	199,047
4.20%, 07/15/34 (Call 01/15/34)	330	331,214
4.40%, 07/15/44 (Call 01/15/44)	550	546,766
4.65%, 11/15/43 (Call 05/15/43)	24	24,692
4.70%, 07/15/64 (Call 01/15/64)	275	264,564
Series 1
5.50%, 07/30/35	50	55,426
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)[a]	208	217,304
5.63%, 11/15/43 (Call 05/15/43)[a]	400	416,884
Potash Corp. of Saskatchewan Inc.
5.63%, 12/01/40[a]	350	386,540
5.88%, 12/01/36	101	113,949
Praxair Inc.
3.55%, 11/07/42 (Call 05/07/42)	300	282,537
Rohm & Haas Co.
7.85%, 07/15/29[a]	100	138,973
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)	350	321,632
Valspar Corp. (The)
4.40%, 02/01/45 (Call 08/01/44)	75	70,874
Westlake Chemical Corp.
5.00%, 08/15/46 (Call 02/15/46)[a,c]	325	334,006

		11,261,275
COMMERCIAL SERVICES — 0.69%
California Institute of Technology
4.32%, 08/01/45	12	12,756
4.70%, 11/01/11	100	94,736
Cleveland Clinic Foundation (The)
4.86%, 01/01/14	247	242,897
Ecolab Inc.
5.50%, 12/08/41	538	642,953
George Washington University (The)
4.87%, 09/15/45	16	17,306
Series 2016
3.55%, 09/15/46	325	286,023
Johns Hopkins University Series 2013
4.08%, 07/01/53	11	11,199
Massachusetts Institute of Technology
3.96%, 07/01/38	9	9,517
4.68%, 07/01/14	450	474,111
5.60%, 07/01/11	450	554,958

Security	Principal (000s)	Value
Moody’s Corp.
5.25%, 07/15/44	$250	$280,440
Northwestern University
3.69%, 12/01/38	450	458,536
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	250	231,055
3.30%, 07/15/56 (Call 01/15/56)	250	229,330
3.62%, 10/01/37	100	99,949
Princeton University
5.70%, 03/01/39	350	462,182
S&P Global Inc.
6.55%, 11/15/37	161	193,145
Tufts University Series 2012
5.02%, 04/15/12	100	106,337
University of Notre Dame du Lac Series 2015
3.44%, 02/15/45	9	9,049
University of Southern California
3.03%, 10/01/39	275	249,516
5.25%, 10/01/11	250	293,340
Verisk Analytics Inc.
5.50%, 06/15/45 (Call 12/15/44)	111	122,106
Western Union Co. (The)
6.20%, 11/17/36	175	182,350
6.20%, 06/21/40[a]	75	76,855
William Marsh Rice University
3.57%, 05/15/45	421	406,551

		5,747,197
COMPUTERS — 1.78%
Apple Inc.
3.45%, 02/09/45	1,400	1,261,918
3.85%, 05/04/43	975	940,963
3.85%, 08/04/46 (Call 02/04/46)	745	716,139
4.25%, 02/09/47 (Call 08/09/46)	75	77,035
4.38%, 05/13/45	1,200	1,248,552
4.45%, 05/06/44	600	632,034
4.50%, 02/23/36 (Call 08/23/35)	925	1,005,595
4.65%, 02/23/46 (Call 08/23/45)	1,850	2,010,136
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
8.10%, 07/15/36 (Call 01/15/36)[c]	650	819,052
8.35%, 07/15/46 (Call 01/15/46)[c]	975	1,265,833

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)	$200	$212,026
6.35%, 10/15/45 (Call 04/15/45)	800	836,728
HP Inc.
6.00%, 09/15/41	600	617,382
International Business Machines Corp.
4.00%, 06/20/42	350	351,267
4.70%, 02/19/46[a]	550	608,955
5.60%, 11/30/39	374	459,769
5.88%, 11/29/32	261	330,624
6.22%, 08/01/27	400	499,688
6.50%, 01/15/28	155	198,226
Seagate HDD Cayman
4.88%, 06/01/27 (Call 03/01/27)	400	374,116
5.75%, 12/01/34 (Call 06/01/34)	325	291,024

		14,757,062
COSMETICS & PERSONAL CARE — 0.28%
Colgate-Palmolive Co.
4.00%, 08/15/45	417	433,271
Estee Lauder Companies Inc. (The)
4.15%, 03/15/47 (Call 09/15/46)	125	127,255
4.38%, 06/15/45 (Call 12/15/44)	250	260,213
6.00%, 05/15/37	150	185,341
Procter & Gamble Co. (The)
5.55%, 03/05/37	1,000	1,314,210

		2,320,290
DISTRIBUTION & WHOLESALE — 0.08%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	250	239,040
4.60%, 06/15/45 (Call 12/15/44)	400	437,260

		676,300
DIVERSIFIED FINANCIAL SERVICES — 1.45%
American Express Co.
4.05%, 12/03/42	525	521,545
AXA Financial Inc.
7.00%, 04/01/28	14	17,522
CME Group Inc.
5.30%, 09/15/43 (Call 03/15/43)[a]	400	474,584
Credit Suisse USA Inc.
7.13%, 07/15/32	468	630,845
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35[a]	5,500	5,887,145

Security	Principal (000s)	Value
Invesco Finance PLC
5.38%, 11/30/43	$16	$17,976
Jefferies Group LLC
6.25%, 01/15/36	200	210,654
6.45%, 06/08/27	300	336,351
6.50%, 01/20/43	150	159,305
Legg Mason Inc.
5.63%, 01/15/44	250	256,362
MasterCard Inc.
3.80%, 11/21/46 (Call 05/21/46)	215	213,620
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	150	156,525
Series C
8.00%, 03/01/32	271	391,668
Visa Inc.
4.15%, 12/14/35 (Call 06/14/35)	1,025	1,086,254
4.30%, 12/14/45 (Call 06/14/45)[a]	1,555	1,665,903

		12,026,259
ELECTRIC — 9.61%
AEP Texas Central Co. Series E
6.65%, 02/15/33	200	248,948
AEP Transmission Co. LLC
4.00%, 12/01/46 (Call 06/01/46)[c]	140	140,619
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	384	369,742
3.85%, 12/01/42[a]	50	48,897
4.15%, 08/15/44 (Call 02/15/44)	462	473,005
4.30%, 01/02/46 (Call 07/02/45)	450	472,752
6.00%, 03/01/39	126	158,184
6.13%, 05/15/38	273	343,726
Series 11-C
5.20%, 06/01/41	250	288,690
Ameren Illinois Co.
4.15%, 03/15/46 (Call 09/15/45)[a]	400	415,136
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	11	11,367
4.45%, 06/01/45 (Call 12/01/44)	200	211,566
6.38%, 04/01/36	350	434,819
7.00%, 04/01/38	231	314,460
Arizona Public Service Co.
3.75%, 05/15/46 (Call 11/15/45)	275	260,860
4.50%, 04/01/42 (Call 10/01/41)	251	267,410

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.70%, 01/15/44 (Call 07/15/43)	$100	$107,990
5.05%, 09/01/41 (Call 03/01/41)	100	113,649
5.50%, 09/01/35	100	117,390
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	875	916,510
5.15%, 11/15/43 (Call 05/15/43)	400	455,120
5.95%, 05/15/37	350	432,512
6.13%, 04/01/36	2,400	3,023,688
6.50%, 09/15/37	225	294,176
8.48%, 09/15/28	374	545,730
Black Hills Corp.
4.20%, 09/15/46 (Call 03/15/46)	150	144,611
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)[a]	425	405,645
4.50%, 04/01/44 (Call 10/01/43)	300	333,345
Cleco Power LLC
6.00%, 12/01/40	350	425,635
CMS Energy Corp.
3.45%, 08/15/27 (Call 05/15/27)	250	250,115
4.88%, 03/01/44 (Call 09/01/43)	200	216,306
Commonwealth Edison Co.
3.70%, 03/01/45 (Call 09/01/44)	400	379,484
3.80%, 10/01/42 (Call 04/01/42)	311	301,751
4.35%, 11/15/45 (Call 05/15/45)	100	105,501
4.60%, 08/15/43 (Call 02/15/43)	233	253,457
4.70%, 01/15/44 (Call 07/15/43)	261	289,151
5.88%, 02/01/33	100	121,658
5.90%, 03/15/36	514	638,959
Connecticut Light & Power Co. (The)
4.30%, 04/15/44 (Call 10/15/43)	150	154,863
6.35%, 06/01/36	100	128,705
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	725	704,403
3.95%, 03/01/43 (Call 09/01/42)	477	472,531
4.30%, 12/01/56 (Call 06/01/56)	100	101,648
4.45%, 03/15/44 (Call 09/15/43)	450	481,369
4.50%, 12/01/45 (Call 06/01/45)	207	222,295
5.50%, 12/01/39	200	239,784
5.70%, 06/15/40	295	360,953
6.30%, 08/15/37	8	10,391
Series 05-A
5.30%, 03/01/35	100	115,403

Security	Principal (000s)	Value
Series 06-A
5.85%, 03/15/36	$325	$399,493
Series 06-B
6.20%, 06/15/36	461	584,447
Series 06-E
5.70%, 12/01/36	200	238,996
Series 08-B
6.75%, 04/01/38	200	272,618
Series 12-A
4.20%, 03/15/42	8	8,148
Consumers Energy Co.
3.25%, 08/15/46 (Call 02/15/46)	200	179,820
3.95%, 05/15/43 (Call 11/15/42)[a]	75	76,349
3.95%, 07/15/47 (Call 01/15/47)	250	255,928
4.10%, 11/15/45 (Call 05/15/45)	150	154,020
Delmarva Power & Light Co.
4.00%, 06/01/42 (Call 12/01/41)	350	348,257
4.15%, 05/15/45 (Call 11/15/44)	250	259,790
Dominion Resources Inc./VA
4.70%, 12/01/44 (Call 06/01/44)[a]	500	522,220
6.30%, 03/15/33	275	331,966
7.00%, 06/15/38	380	490,268
Series B
5.95%, 06/15/35	290	342,829
Series C
4.05%, 09/15/42 (Call 03/15/42)	155	147,031
4.90%, 08/01/41 (Call 02/01/41)	7	7,488
Series F
5.25%, 08/01/33	600	654,900
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	216	210,263
3.70%, 06/01/46 (Call 12/01/45)	135	131,379
3.95%, 06/15/42 (Call 12/15/41)	100	100,139
4.30%, 07/01/44 (Call 01/01/44)	103	109,263
5.70%, 10/01/37	100	122,524
Series A
4.00%, 04/01/43 (Call 10/01/42)	208	211,451
6.63%, 06/01/36	100	133,764
DTE Energy Co.
6.38%, 04/15/33	135	166,914
Duke Energy Carolinas LLC
3.75%, 06/01/45 (Call 12/01/44)	315	305,559
3.88%, 03/15/46 (Call 09/15/45)	500	496,315

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.00%, 09/30/42 (Call 03/30/42)	$443	$445,884
4.25%, 12/15/41 (Call 06/15/41)	369	384,254
5.30%, 02/15/40[a]	500	600,580
6.00%, 01/15/38	57	72,176
6.05%, 04/15/38	800	1,029,184
6.10%, 06/01/37[a]	500	627,750
6.45%, 10/15/32	86	112,153
Series A
6.00%, 12/01/28	16	19,643
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)	1,080	992,174
4.80%, 12/15/45 (Call 06/15/45)	100	107,317
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)[a]	200	182,922
3.85%, 11/15/42 (Call 05/15/42)	280	274,047
5.65%, 04/01/40	100	123,155
6.35%, 09/15/37	100	132,281
6.40%, 06/15/38	200	267,256
Duke Energy Florida Project Finance LLC Series 2026
2.54%, 09/01/31	400	380,480
Duke Energy Indiana LLC
3.75%, 05/15/46 (Call 11/15/45)	450	432,036
6.12%, 10/15/35	76	92,503
6.35%, 08/15/38	46	60,612
6.45%, 04/01/39	300	400,506
Duke Energy Progress LLC
3.70%, 10/15/46 (Call 04/15/46)	500	480,495
4.10%, 05/15/42 (Call 11/15/41)	300	304,548
4.10%, 03/15/43 (Call 09/15/42)	186	189,534
4.15%, 12/01/44 (Call 06/01/44)	300	308,256
4.20%, 08/15/45 (Call 02/15/45)	225	233,912
4.38%, 03/30/44 (Call 09/30/43)	359	379,136
6.30%, 04/01/38	250	326,403
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	250	255,487
6.00%, 05/15/35	304	351,503
Emera U.S. Finance LP
4.75%, 06/15/46 (Call 12/15/45)	600	617,640
Entergy Louisiana LLC
3.05%, 06/01/31 (Call 03/01/31)[a]	150	143,261
3.25%, 04/01/28 (Call 01/01/28)[a]	475	472,464
4.95%, 01/15/45 (Call 01/15/25)	100	102,859

Security	Principal (000s)	Value
Entergy Mississippi Inc.
2.85%, 06/01/28 (Call 03/01/28)	$300	$287,274
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	555	557,026
4.95%, 06/15/35 (Call 12/15/34)	350	374,958
5.10%, 06/15/45 (Call 12/15/44)	15	16,415
5.63%, 06/15/35	371	424,966
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	600	567,264
6.25%, 10/01/39	500	509,600
Florida Power & Light Co.
3.80%, 12/15/42 (Call 06/15/42)[a]	200	198,570
4.05%, 06/01/42 (Call 12/01/41)	250	258,592
4.05%, 10/01/44 (Call 04/01/44)	630	654,091
4.13%, 02/01/42 (Call 08/01/41)	356	369,756
4.95%, 06/01/35	200	229,612
5.25%, 02/01/41 (Call 08/01/40)	271	322,677
5.65%, 02/01/37	96	118,354
5.69%, 03/01/40	99	124,737
5.95%, 02/01/38	213	275,192
Georgia Power Co.
4.30%, 03/15/42[a]	439	448,232
4.30%, 03/15/43	21	21,640
5.40%, 06/01/40	200	230,844
5.95%, 02/01/39	114	139,375
Series 07-A
5.65%, 03/01/37	100	116,268
Series 10-C
4.75%, 09/01/40	200	214,058
Hydro-Quebec
9.50%, 11/15/30[a]	200	319,438
Iberdrola International BV
6.75%, 07/15/36	250	314,813
Indiana Michigan Power Co.
6.05%, 03/15/37	5	6,138
Series K
4.55%, 03/15/46 (Call 09/15/45)[a]	500	533,760
Interstate Power & Light Co.
3.70%, 09/15/46 (Call 03/15/46)	550	514,563
6.25%, 07/15/39	5	6,408
Jersey Central Power & Light Co.
6.15%, 06/01/37	100	115,110

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42	$233	$249,857
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	307	330,866
Kentucky Utilities Co.
4.38%, 10/01/45 (Call 04/01/45)	100	105,174
5.13%, 11/01/40 (Call 05/01/40)	284	331,803
Louisville Gas & Electric Co.
4.38%, 10/01/45 (Call 04/01/45)	150	157,191
4.65%, 11/15/43 (Call 05/15/43)	100	108,639
5.13%, 11/15/40 (Call 05/15/40)	100	114,493
MidAmerican Energy Co.
3.10%, 05/01/27 (Call 02/01/27)	500	501,205
4.25%, 05/01/46 (Call 11/01/45)	111	116,457
4.40%, 10/15/44 (Call 04/15/44)	225	241,792
4.80%, 09/15/43 (Call 03/15/43)	200	225,420
5.75%, 11/01/35	11	13,563
6.75%, 12/30/31	11	15,032
Mississippi Power Co. Series 12-A
4.25%, 03/15/42	406	356,289
Nevada Power Co.
5.45%, 05/15/41 (Call 11/15/40)	550	647,763
6.65%, 04/01/36	100	133,887
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	600	559,176
3.60%, 05/15/46 (Call 11/15/45)	50	47,445
4.00%, 08/15/45 (Call 02/15/45)	90	90,983
4.13%, 05/15/44 (Call 11/15/43)	7	7,233
4.85%, 08/15/40 (Call 02/15/40)	100	112,076
5.35%, 11/01/39	5	6,033
6.25%, 06/01/36	106	138,372
NorthWestern Corp.
4.18%, 11/15/44 (Call 05/15/44)	161	159,710
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	100	106,662
5.50%, 03/15/40	241	290,099
Oglethorpe Power Corp.
4.25%, 04/01/46 (Call 10/01/45)	350	336,074
4.55%, 06/01/44[a]	350	351,722
5.25%, 09/01/50	25	27,237
5.38%, 11/01/40	150	169,968
5.95%, 11/01/39	5	5,989

Security	Principal (000s)	Value
Ohio Edison Co.
6.88%, 07/15/36	$200	$257,264
Oklahoma Gas & Electric Co.
4.00%, 12/15/44 (Call 06/15/44)	300	292,830
4.55%, 03/15/44 (Call 09/15/43)	100	105,248
5.25%, 05/15/41 (Call 11/15/40)	150	170,277
Oncor Electric Delivery Co. LLC
4.55%, 12/01/41 (Call 06/01/41)	150	160,951
5.25%, 09/30/40	305	360,318
5.30%, 06/01/42 (Call 12/01/41)	350	417,694
7.25%, 01/15/33	411	573,176
7.50%, 09/01/38	100	144,467
Pacific Gas & Electric Co.
4.25%, 03/15/46 (Call 09/15/45)	11	11,262
4.30%, 03/15/45 (Call 09/15/44)	107	110,919
4.45%, 04/15/42 (Call 10/15/41)	800	847,792
4.50%, 12/15/41 (Call 06/15/41)[a]	150	158,949
4.60%, 06/15/43 (Call 12/15/42)	13	14,035
4.75%, 02/15/44 (Call 08/15/43)	232	256,439
5.13%, 11/15/43 (Call 05/15/43)	300	348,180
5.40%, 01/15/40	271	322,116
5.80%, 03/01/37	16	19,824
6.05%, 03/01/34	2,250	2,839,658
6.25%, 03/01/39	261	339,945
6.35%, 02/15/38	71	92,484
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	245	248,548
6.00%, 01/15/39	300	386,187
6.10%, 08/01/36	105	134,377
6.25%, 10/15/37[a]	121	159,084
PECO Energy Co.
4.15%, 10/01/44 (Call 04/01/44)	255	260,516
5.95%, 10/01/36	111	138,696
Pennsylvania Electric Co.
6.15%, 10/01/38	100	116,551
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	66	67,859
6.50%, 11/15/37	175	233,555
PPL Capital Funding Inc.
4.70%, 06/01/43 (Call 12/01/42)	400	409,796
5.00%, 03/15/44 (Call 09/15/43)	300	322,686
PPL Electric Utilities Corp.
5.20%, 07/15/41 (Call 01/15/41)	200	232,194
6.25%, 05/15/39	61	79,315

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Progress Energy Inc.
7.75%, 03/01/31	$34	$47,506
PSEG Power LLC
8.63%, 04/15/31	500	618,990
Public Service Co. of Colorado
3.55%, 06/15/46 (Call 12/15/45)	250	230,900
3.60%, 09/15/42 (Call 03/15/42)	246	234,069
4.30%, 03/15/44 (Call 09/15/43)	411	432,388
6.25%, 09/01/37	60	78,245
6.50%, 08/01/38	100	133,976
Public Service Electric & Gas Co.
3.65%, 09/01/42 (Call 03/01/42)	75	72,215
3.80%, 03/01/46 (Call 09/01/45)	200	198,178
3.95%, 05/01/42 (Call 11/01/41)	270	273,661
4.05%, 05/01/45 (Call 11/01/44)	100	101,273
5.38%, 11/01/39	100	118,313
5.50%, 03/01/40	107	128,853
5.80%, 05/01/37	216	268,194
Series I
4.00%, 06/01/44 (Call 12/01/43)[a]	100	100,470
Puget Sound Energy Inc.
4.30%, 05/20/45 (Call 11/20/44)[a]	111	116,509
4.43%, 11/15/41 (Call 05/15/41)	100	104,817
5.48%, 06/01/35	250	293,083
5.64%, 04/15/41 (Call 10/15/40)	235	281,462
5.76%, 10/01/39	200	244,232
5.76%, 07/15/40	100	122,680
5.80%, 03/15/40	56	68,124
6.27%, 03/15/37	5	6,251
6.72%, 06/15/36	100	134,476
7.02%, 12/01/27	100	130,049
San Diego Gas & Electric Co.
3.95%, 11/15/41	70	69,688
4.30%, 04/01/42 (Call 10/01/41)	100	105,495
4.50%, 08/15/40	100	109,348
5.35%, 05/15/35	100	118,991
5.35%, 05/15/40	75	89,211
6.00%, 06/01/39	150	193,486
6.13%, 09/15/37	100	130,011
South Carolina Electric & Gas Co.
4.10%, 06/15/46 (Call 12/15/45)[a]	300	299,271
4.35%, 02/01/42 (Call 08/01/41)[a]	144	147,897
4.50%, 06/01/64 (Call 12/01/63)	286	281,747

Security	Principal (000s)	Value
4.60%, 06/15/43 (Call 12/15/42)	$116	$123,617
5.10%, 06/01/65 (Call 12/01/64)	150	164,068
5.30%, 05/15/33	5	5,723
5.45%, 02/01/41 (Call 08/01/40)[a]	420	490,896
6.05%, 01/15/38	248	308,973
Southaven Combined Cycle Generation LLC
3.85%, 08/15/33	2	1,708
Southern California Edison Co.
3.90%, 12/01/41 (Call 06/01/41)	75	74,468
4.05%, 03/15/42 (Call 09/15/41)[a]	50	50,986
4.50%, 09/01/40 (Call 03/01/40)[a]	23	24,896
4.65%, 10/01/43 (Call 04/01/43)	311	348,578
5.50%, 03/15/40	217	265,159
5.63%, 02/01/36	75	91,094
5.75%, 04/01/35	105	129,062
6.00%, 01/15/34	266	331,835
6.05%, 03/15/39	150	196,575
6.65%, 04/01/29	321	401,083
Series 05-E
5.35%, 07/15/35	584	687,146
Series 06-E
5.55%, 01/15/37	130	157,069
Series 08-A
5.95%, 02/01/38	400	509,620
Series 13-A
3.90%, 03/15/43 (Call 09/15/42)	205	203,698
Series C
3.60%, 02/01/45 (Call 08/01/44)	200	190,300
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)[a]	600	604,560
4.40%, 07/01/46 (Call 01/01/46)	775	770,691
Southern Power Co.
5.15%, 09/15/41	200	205,224
Southwestern Electric Power Co.
3.90%, 04/01/45 (Call 10/01/44)	450	429,606
6.20%, 03/15/40	140	173,501
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	250	226,737
4.50%, 08/15/41 (Call 02/15/41)	100	108,342
6.00%, 10/01/36	250	302,752
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	300	293,694
4.35%, 05/15/44 (Call 11/15/43)	410	414,161

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Toledo Edison Co. (The)
6.15%, 05/15/37	$200	$244,258
TransAlta Corp.
6.50%, 03/15/40	100	92,625
Tri-State Generation & Transmission Association Inc.
4.25%, 06/01/46 (Call 12/01/45)	150	145,371
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	400	401,448
8.45%, 03/15/39	111	174,899
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	116	115,854
4.20%, 05/15/45 (Call 11/15/44)[a]	7	7,223
4.45%, 02/15/44 (Call 08/15/43)	120	128,128
8.88%, 11/15/38	550	899,046
Series A
6.00%, 05/15/37	284	356,139
Series B
6.00%, 01/15/36	250	309,348
Series D
4.65%, 08/15/43 (Call 02/15/43)	21	23,015
Westar Energy Inc.
4.10%, 04/01/43 (Call 10/01/42)	105	106,188
4.13%, 03/01/42 (Call 09/01/41)	347	352,410
4.25%, 12/01/45 (Call 06/01/45)	300	310,008
Wisconsin Electric Power Co.
3.65%, 12/15/42 (Call 06/15/42)	100	94,661
4.25%, 06/01/44 (Call 12/01/43)	100	102,684
4.30%, 12/15/45 (Call 06/15/45)	550	577,918
Wisconsin Power & Light Co.
4.10%, 10/15/44 (Call 04/15/44)	100	100,289
6.38%, 08/15/37	140	183,476
Wisconsin Public Service Corp.
4.75%, 11/01/44 (Call 05/01/44)[a]	205	229,032
Xcel Energy Inc.
6.50%, 07/01/36	50	63,400

		79,837,893
ELECTRICAL COMPONENTS & EQUIPMENT — 0.02%
Emerson Electric Co.
6.00%, 08/15/32	100	123,491

		123,491

Security	Principal (000s)	Value
ELECTRONICS — 0.31%
Corning Inc.
4.75%, 03/15/42	$272	$273,047
5.75%, 08/15/40	200	224,954
Fortive Corp.
4.30%, 06/15/46 (Call 12/15/45)[a,c]	225	224,685
Honeywell International Inc.
5.38%, 03/01/41	200	244,826
5.70%, 03/15/36	11	13,523
5.70%, 03/15/37	600	741,312
Koninklijke Philips NV
5.00%, 03/15/42	519	549,860
Tyco Electronics Group SA
7.13%, 10/01/37	236	311,187

		2,583,394
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
4.38%, 05/08/42	257	273,235

		273,235
ENVIRONMENTAL CONTROL — 0.10%
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	550	555,434
4.10%, 03/01/45 (Call 09/01/44)	183	185,893
6.13%, 11/30/39	75	95,763
7.00%, 07/15/28	18	23,128

		860,218
FOOD — 1.58%
Ahold Finance USA LLC
6.88%, 05/01/29	11	13,737
Campbell Soup Co.
3.80%, 08/02/42	6	5,507
Conagra Brands Inc.
7.00%, 10/01/28	150	185,979
8.25%, 09/15/30	200	270,826
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	5	4,885
5.40%, 06/15/40	506	579,006
Hershey Co. (The)
3.38%, 08/15/46 (Call 02/15/46)	250	225,750
JM Smucker Co. (The)
4.25%, 03/15/35	850	868,080
4.38%, 03/15/45	50	50,511

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Kellogg Co.
4.50%, 04/01/46	$300	$298,107
Series B
7.45%, 04/01/31	400	522,204
Koninklijke Ahold Delhaize NV
5.70%, 10/01/40	500	570,495
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)	1,500	1,416,315
5.00%, 07/15/35 (Call 01/15/35)	325	341,578
5.00%, 06/04/42	1,150	1,178,405
5.20%, 07/15/45 (Call 01/15/45)	600	633,084
6.50%, 02/09/40	456	556,740
6.88%, 01/26/39	521	657,710
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)[a]	300	274,905
4.45%, 02/01/47 (Call 08/01/46)	500	496,430
5.00%, 04/15/42 (Call 10/15/41)	100	106,266
5.15%, 08/01/43 (Call 02/01/43)	250	272,705
5.40%, 07/15/40 (Call 01/15/40)	225	250,535
6.90%, 04/15/38	200	263,272
7.50%, 04/01/31	250	339,612
Mondelez International Inc.
6.50%, 02/09/40[a]	222	276,177
Sysco Corp.
4.50%, 04/01/46 (Call 10/01/45)	450	455,423
4.85%, 10/01/45 (Call 04/01/45)	100	106,309
5.38%, 09/21/35	400	447,880
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	250	258,125
5.15%, 08/15/44 (Call 02/15/44)	305	322,537
Unilever Capital Corp.
5.90%, 11/15/32	650	835,614

		13,084,709
FOREST PRODUCTS & PAPER — 0.43%
Domtar Corp.
6.75%, 02/15/44 (Call 08/15/43)	100	106,457
Georgia-Pacific LLC
7.75%, 11/15/29	600	816,030
8.88%, 05/15/31	14	21,245
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)	500	473,355
4.40%, 08/15/47 (Call 02/15/47)	400	387,436
4.80%, 06/15/44 (Call 12/15/43)	400	408,340

Security	Principal (000s)	Value
5.00%, 09/15/35 (Call 03/15/35)	$50	$53,611
5.15%, 05/15/46 (Call 11/15/45)[a]	190	203,252
6.00%, 11/15/41 (Call 05/15/41)	600	695,730
7.30%, 11/15/39	240	315,118
8.70%, 06/15/38[a]	75	108,554

		3,589,128
GAS — 0.78%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	613	621,748
4.15%, 01/15/43 (Call 07/15/42)	100	102,400
5.50%, 06/15/41 (Call 12/15/40)	5	5,949
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (Call 07/15/40)	100	118,381
Dominion Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)[a]	350	359,275
4.80%, 11/01/43 (Call 05/01/43)	115	121,435
KeySpan Corp.
5.80%, 04/01/35	150	170,133
8.00%, 11/15/30	100	133,105
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	615	658,142
5.25%, 02/15/43 (Call 08/15/42)	225	253,283
5.65%, 02/01/45 (Call 08/01/44)	6	7,247
5.80%, 02/01/42 (Call 08/01/41)[a]	150	176,747
5.95%, 06/15/41 (Call 12/15/40)	256	308,733
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)	354	382,044
Piedmont Natural Gas Co. Inc.
4.10%, 09/18/34 (Call 03/18/34)	100	99,836
4.65%, 08/01/43 (Call 02/01/43)	153	158,557
Sempra Energy
6.00%, 10/15/39	825	1,010,749
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	5	4,910
Series KK
5.75%, 11/15/35	200	243,394
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	450	424,854
4.40%, 06/01/43 (Call 12/01/42)	6	6,002
5.88%, 03/15/41 (Call 09/15/40)	493	590,614
6.00%, 10/01/34	95	110,745
Southwest Gas Corp.
3.80%, 09/29/46 (Call 03/29/46)	365	344,888

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Washington Gas Light Co. Series K
3.80%, 09/15/46 (Call 03/15/46)	$100	$94,550

		6,507,721
HAND & MACHINE TOOLS — 0.03%
Stanley Black & Decker Inc.
5.20%, 09/01/40	200	220,538

		220,538
HEALTH CARE — PRODUCTS — 1.47%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	1,050	1,081,941
4.90%, 11/30/46 (Call 05/30/46)	1,200	1,245,528
5.30%, 05/27/40	500	533,505
6.00%, 04/01/39	450	526,095
Baxter International Inc.
3.50%, 08/15/46 (Call 02/15/46)	635	552,482
Becton Dickinson and Co.
4.69%, 12/15/44 (Call 06/15/44)	450	477,850
4.88%, 05/15/44 (Call 11/15/43)	75	79,523
5.00%, 11/12/40	200	217,850
Boston Scientific Corp.
7.00%, 11/15/35	150	183,819
7.38%, 01/15/40	200	251,752
Danaher Corp.
4.38%, 09/15/45 (Call 03/15/45)	350	375,308
Medtronic Inc.
4.38%, 03/15/35[a]	1,700	1,802,085
4.50%, 03/15/42 (Call 09/15/41)	86	90,707
4.63%, 03/15/44 (Call 09/15/43)	450	485,469
4.63%, 03/15/45	1,900	2,056,427
5.55%, 03/15/40	291	344,998
6.50%, 03/15/39	100	131,183
St. Jude Medical LLC
4.75%, 04/15/43 (Call 10/15/42)	420	415,418
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	250	240,748
4.38%, 05/15/44 (Call 11/15/43)	135	135,863
4.63%, 03/15/46 (Call 09/15/45)	500	525,120
Thermo Fisher Scientific Inc.
5.30%, 02/01/44 (Call 08/01/43)[a]	208	236,506
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	80	76,013
5.75%, 11/30/39	150	170,758

		12,236,948

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 2.07%
Aetna Inc.
4.13%, 11/15/42 (Call 05/15/42)[a]	$200	$196,558
4.25%, 06/15/36 (Call 03/16/17)	850	859,061
4.38%, 06/15/46 (Call 03/16/17)[a]	1,425	1,440,533
4.50%, 05/15/42 (Call 11/15/41)	250	259,133
4.75%, 03/15/44 (Call 09/15/43)	225	242,773
6.63%, 06/15/36	200	260,014
6.75%, 12/15/37	185	245,530
Anthem Inc.
4.63%, 05/15/42	460	472,889
4.65%, 01/15/43	700	723,604
4.65%, 08/15/44 (Call 02/15/44)[a]	200	207,144
4.85%, 08/15/54 (Call 02/15/54)	100	104,109
5.10%, 01/15/44	225	246,728
5.85%, 01/15/36	21	24,350
5.95%, 12/15/34	382	444,644
6.38%, 06/15/37	300	369,039
Ascension Health
3.95%, 11/15/46	508	504,983
4.85%, 11/15/53	11	12,068
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	250	236,730
4.19%, 11/15/45 (Call 05/15/45)	16	15,944
Catholic Health Initiatives
4.35%, 11/01/42	450	403,947
Cigna Corp.
5.38%, 02/15/42 (Call 08/15/41)	247	284,677
5.88%, 03/15/41 (Call 09/15/40)	403	482,810
6.15%, 11/15/36	100	119,797
7.88%, 05/15/27	11	14,632
Dignity Health
4.50%, 11/01/42	100	92,005
5.27%, 11/01/64	196	195,053
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	400	407,812
4.95%, 10/01/44 (Call 04/01/44)	100	106,799
8.15%, 06/15/38	50	70,249
Johns Hopkins Health System Corp. (The)
3.84%, 05/15/46	60	59,090
Kaiser Foundation Hospitals
4.88%, 04/01/42	334	376,669

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Laboratory Corp. of America Holdings
4.70%, 02/01/45 (Call 08/01/44)	$398	$390,868
Mayo Clinic Series 2013
4.00%, 11/15/47	11	10,832
Memorial Sloan-Kettering Cancer Center Series 2015
4.20%, 07/01/55	522	519,416
New York and Presbyterian Hospital (The)
4.02%, 08/01/45	21	20,646
4.06%, 08/01/56	350	329,875
4.76%, 08/01/16	75	71,828
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	500	464,910
Providence St Joseph Health Obligated Group Series I
3.74%, 10/01/47	250	232,528
Quest Diagnostics Inc.
4.70%, 03/30/45 (Call 09/30/44)	22	22,169
Texas Health Resources
4.33%, 11/15/55	9	9,196
UnitedHealth Group Inc.
3.95%, 10/15/42 (Call 04/15/42)	7	6,932
4.20%, 01/15/47 (Call 07/15/46)	200	206,600
4.25%, 03/15/43 (Call 09/15/42)	300	309,570
4.38%, 03/15/42 (Call 09/15/41)	500	522,440
4.63%, 07/15/35	255	281,693
4.63%, 11/15/41 (Call 05/15/41)	180	194,650
4.75%, 07/15/45	800	899,920
5.70%, 10/15/40 (Call 04/15/40)[a]	350	429,709
5.80%, 03/15/36	625	770,763
5.95%, 02/15/41 (Call 08/15/40)	386	493,470
6.50%, 06/15/37	100	133,132
6.63%, 11/15/37[a]	111	149,628
6.88%, 02/15/38	900	1,242,450

		17,192,599
HOLDING COMPANIES – DIVERSIFIED — 0.02%
Hutchison Whampoa International Ltd.
7.45%, 11/24/33[c]	50	69,045
Leucadia National Corp.
6.63%, 10/23/43 (Call 07/23/43)[a]	75	74,156

		143,201

Security	Principal (000s)	Value
HOME FURNISHINGS — 0.04%
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)	$300	$301,908

		301,908
HOUSEHOLD PRODUCTS & WARES — 0.11%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)	400	354,944
5.30%, 03/01/41	6	7,257
6.63%, 08/01/37	375	516,581

		878,782
HOUSEWARES — 0.16%
Newell Brands Inc.
5.38%, 04/01/36 (Call 10/01/35)	350	398,583
5.50%, 04/01/46 (Call 10/01/45)	825	965,374

		1,363,957
INSURANCE — 3.28%
ACE Capital Trust II
9.70%, 04/01/30	100	148,417
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	250	239,560
6.45%, 08/15/40	79	103,141
Alleghany Corp.
4.90%, 09/15/44 (Call 03/15/44)	200	203,794
Allstate Corp. (The)
4.50%, 06/15/43	900	960,498
5.35%, 06/01/33	68	77,846
5.55%, 05/09/35	326	391,754
5.95%, 04/01/36	50	61,262
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	1,200	1,119,024
4.38%, 01/15/55 (Call 07/15/54)	250	228,310
4.50%, 07/16/44 (Call 01/16/44)	1,000	978,880
4.70%, 07/10/35 (Call 01/10/35)	600	615,114
4.80%, 07/10/45 (Call 01/10/45)	186	190,518
6.25%, 05/01/36	532	641,108
Aon PLC
4.45%, 05/24/43 (Call 02/24/43)[a]	100	95,966
4.60%, 06/14/44 (Call 03/14/44)	200	198,416
4.75%, 05/15/45 (Call 11/15/44)	246	250,155
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	525	565,514
Assurant Inc.
6.75%, 02/15/34	200	241,810

SCHEDULE OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
AXA SA
8.60%, 12/15/30	$700	$963,760
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43[a]	118	123,220
4.40%, 05/15/42	504	532,889
5.75%, 01/15/40	280	350,160
Berkshire Hathaway Inc.
4.50%, 02/11/43[a]	500	541,040
Chubb Corp. (The)
6.00%, 05/11/37	485	619,558
Chubb INA Holdings Inc.
4.15%, 03/13/43	400	410,872
4.35%, 11/03/45 (Call 05/03/45)	1,150	1,228,004
Cincinnati Financial Corp.
6.92%, 05/15/28	11	13,868
Endurance Specialty Holdings Ltd.
7.00%, 07/15/34	200	245,450
Everest Reinsurance Holdings Inc.
4.87%, 06/01/44	200	203,628
Hartford Financial Services Group Inc. (The)
4.30%, 04/15/43[a]	14	13,254
5.95%, 10/15/36	200	228,326
6.10%, 10/01/41	300	357,831
6.63%, 03/30/40	100	125,304
Lincoln National Corp.
6.15%, 04/07/36	175	206,841
6.30%, 10/09/37	16	19,135
7.00%, 06/15/40	300	388,302
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	250	241,820
6.00%, 02/01/35	150	179,564
Manulife Financial Corp.
5.38%, 03/04/46	400	469,648
Markel Corp.
5.00%, 04/05/46	250	257,647
Marsh & McLennan Companies Inc.
5.88%, 08/01/33	205	245,022
MetLife Inc.
4.05%, 03/01/45[a]	605	589,010
4.13%, 08/13/42	348	344,343
4.60%, 05/13/46 (Call 11/13/45)[a]	550	583,687
4.72%, 12/15/44	500	538,255
4.88%, 11/13/43	489	534,374

Security	Principal (000s)	Value
5.70%, 06/15/35[a]	$461	$558,488
6.40%, 12/15/66 (Call 12/15/31)	670	740,712
6.50%, 12/15/32	458	588,081
10.75%, 08/01/69 (Call 08/01/34)[a]	16	24,914
Principal Financial Group Inc.
4.35%, 05/15/43	500	505,825
4.63%, 09/15/42	5	5,219
6.05%, 10/15/36	166	202,478
Progressive Corp. (The)
3.70%, 01/26/45	200	190,932
4.35%, 04/25/44	136	143,642
6.25%, 12/01/32	100	127,233
Protective Life Corp.
8.45%, 10/15/39	150	210,026
Prudential Financial Inc.
4.60%, 05/15/44	450	476,123
5.10%, 08/15/43	11	12,288
5.40%, 06/13/35	445	505,974
5.63%, 05/12/41	13	15,419
5.70%, 12/14/36	300	353,376
5.80%, 11/16/41	150	181,987
5.90%, 03/17/36	50	59,591
6.20%, 11/15/40	275	344,704
6.63%, 06/21/40	5	6,559
Series B
5.75%, 07/15/33[a]	8	9,412
Series D
6.63%, 12/01/37	500	653,040
Transatlantic Holdings Inc.
8.00%, 11/30/39	150	194,891
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	600	577,896
4.30%, 08/25/45 (Call 02/25/45)	175	183,913
4.60%, 08/01/43	66	72,358
5.35%, 11/01/40	200	239,950
6.25%, 06/15/37	500	651,120
6.75%, 06/20/36	50	67,653
Travelers Property Casualty Corp.
6.38%, 03/15/33	110	140,756
Unum Group
5.75%, 08/15/42	250	277,165
Validus Holdings Ltd.
8.88%, 01/26/40	60	84,005

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Voya Financial Inc.
4.80%, 06/15/46	$100	$99,257
5.70%, 07/15/43	200	224,698
WR Berkley Corp.
4.75%, 08/01/44	50	49,555
6.25%, 02/15/37	100	117,161
XLIT Ltd.
5.50%, 03/31/45	400	397,660
6.25%, 05/15/27	86	100,697

		27,260,657
INTERNET — 0.25%
Alibaba Group Holding Ltd.
4.50%, 11/28/34 (Call 05/28/34)[a]	400	415,696
Amazon.com Inc.
4.80%, 12/05/34 (Call 06/05/34)	600	675,594
4.95%, 12/05/44 (Call 06/05/44)[a]	650	754,819
eBay Inc.
4.00%, 07/15/42 (Call 01/15/42)[a]	300	258,510

		2,104,619
IRON & STEEL — 0.48%
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)	314	364,158
6.40%, 12/01/37	286	369,126
Reliance Steel & Aluminum Co.
6.85%, 11/15/36	50	53,821
Vale Overseas Ltd.
6.88%, 11/21/36	900	985,500
6.88%, 11/10/39	1,225	1,339,844
8.25%, 01/17/34	255	304,725
Vale SA
5.63%, 09/11/42[a]	560	541,100

		3,958,274
LEISURE TIME — 0.02%
Harley-Davidson Inc.
4.63%, 07/28/45 (Call 01/28/45)[a]	150	151,272

		151,272
LODGING — 0.01%
Marriott International Inc./MD
4.50%, 10/01/34 (Call 04/01/34)[a]	50	50,942

		50,942
MACHINERY — 0.47%
Caterpillar Inc.
3.80%, 08/15/42[a]	900	879,606
4.30%, 05/15/44 (Call 11/15/43)[a]	236	248,872

Security	Principal (000s)	Value
4.75%, 05/15/64 (Call 11/15/63)[a]	$203	$221,278
5.20%, 05/27/41	400	468,592
5.30%, 09/15/35	11	12,774
6.05%, 08/15/36	111	139,763
Cummins Inc.
4.88%, 10/01/43 (Call 04/01/43)[a]	150	169,083
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	650	665,132
5.38%, 10/16/29	405	489,657
7.13%, 03/03/31	111	151,456
8.10%, 05/15/30	50	72,178
Rockwell Automation Inc.
6.70%, 01/15/28	100	128,688
Xylem Inc./NY
4.38%, 11/01/46 (Call 05/01/46)	250	251,168

		3,898,247
MANUFACTURING — 1.44%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	350	314,118
3.88%, 06/15/44	150	150,861
5.70%, 03/15/37	201	252,924
6.38%, 02/15/28	140	181,129
Dover Corp.
5.38%, 03/01/41 (Call 12/01/40)	365	432,127
Eaton Corp.
4.00%, 11/02/32	825	838,918
4.15%, 11/02/42	100	99,832
General Electric Co.
4.13%, 10/09/42	500	517,900
4.50%, 03/11/44	975	1,063,247
5.88%, 01/14/38	1,300	1,666,184
6.15%, 08/07/37	900	1,182,042
6.88%, 01/10/39	800	1,145,624
Series A
6.75%, 03/15/32[a]	1,500	2,044,455
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	450	459,967
4.88%, 09/15/41 (Call 03/15/41)	350	397,233
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 06/15/43	236	284,510
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/44 (Call 05/01/44)	150	156,486

SCHEDULE OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Parker-Hannifin Corp.
4.20%, 11/21/34 (Call 05/21/34)	$250	$257,855
4.45%, 11/21/44 (Call 05/21/44)	328	350,639
Series A
6.25%, 05/15/38	100	128,084

		11,924,135
MEDIA — 4.80%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	350	355,197
4.95%, 10/15/45 (Call 04/15/45)	400	419,504
5.40%, 10/01/43	456	503,182
6.15%, 03/01/37	400	477,360
6.15%, 02/15/41	300	360,606
6.20%, 12/15/34	600	718,218
6.40%, 12/15/35	302	368,588
6.55%, 03/15/33	490	599,015
6.65%, 11/15/37	655	820,813
6.90%, 08/15/39	11	14,096
7.75%, 12/01/45	350	491,207
7.85%, 03/01/39	350	477,421
8.15%, 10/17/36	100	138,974
CBS Corp.
4.60%, 01/15/45 (Call 07/15/44)	200	197,944
4.85%, 07/01/42 (Call 01/01/42)	250	254,155
4.90%, 08/15/44 (Call 02/15/44)[a]	275	281,652
5.50%, 05/15/33	204	219,990
5.90%, 10/15/40 (Call 04/15/40)	211	242,599
7.88%, 07/30/30	350	474,232
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35 (Call 04/23/35)	975	1,112,719
6.48%, 10/23/45 (Call 04/23/45)	1,500	1,740,000
6.83%, 10/23/55 (Call 04/23/55)	250	293,125
Comcast Corp.
3.20%, 07/15/36 (Call 01/15/36)	535	477,814
3.30%, 02/01/27 (Call 11/01/26)	400	398,044
3.40%, 07/15/46 (Call 01/15/46)[a]	865	747,542
4.20%, 08/15/34 (Call 02/15/34)	900	923,040
4.25%, 01/15/33	942	973,689
4.40%, 08/15/35 (Call 02/15/35)	850	887,171
4.50%, 01/15/43	400	408,940
4.60%, 08/15/45 (Call 02/15/45)	800	833,384

Security	Principal (000s)	Value
4.65%, 07/15/42	$800	$833,536
4.75%, 03/01/44	800	852,816
5.65%, 06/15/35	111	131,633
6.40%, 05/15/38	206	264,300
6.40%, 03/01/40	216	278,761
6.45%, 03/15/37	200	256,418
6.50%, 11/15/35	511	656,758
6.55%, 07/01/39	264	343,385
6.95%, 08/15/37	500	675,250
7.05%, 03/15/33	161	214,774
Discovery Communications LLC
4.88%, 04/01/43	150	136,728
4.95%, 05/15/42	175	159,280
6.35%, 06/01/40	600	640,572
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)[a]	400	363,768
6.13%, 01/31/46 (Call 07/31/45)	400	421,080
6.63%, 01/15/40	350	380,415
Historic TW Inc.
6.63%, 05/15/29	800	980,520
NBCUniversal Media LLC
4.45%, 01/15/43	750	762,637
5.95%, 04/01/41	525	640,663
6.40%, 04/30/40	750	966,330
TCI Communications Inc.
7.13%, 02/15/28	400	526,468
Thomson Reuters Corp.
5.50%, 08/15/35	150	163,849
5.65%, 11/23/43 (Call 05/23/43)	186	205,748
5.85%, 04/15/40	350	384,514
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	450	411,187
5.50%, 09/01/41 (Call 03/01/41)	400	413,000
5.88%, 11/15/40 (Call 05/15/40)	700	757,750
6.55%, 05/01/37	300	346,500
6.75%, 06/15/39	750	889,687
7.30%, 07/01/38	900	1,121,625
Time Warner Companies Inc.
6.95%, 01/15/28	21	26,262
Time Warner Entertainment Co. LP
8.38%, 07/15/33	600	801,000
Time Warner Inc.
4.65%, 06/01/44 (Call 12/01/43)	750	719,077
4.85%, 07/15/45 (Call 01/15/45)[a]	700	692,846

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.90%, 06/15/42	$268	$266,028
5.35%, 12/15/43	400	419,500
5.38%, 10/15/41[a]	250	264,425
6.10%, 07/15/40	175	200,823
6.20%, 03/15/40	164	190,197
6.25%, 03/29/41	200	233,484
6.50%, 11/15/36	300	358,914
7.63%, 04/15/31	250	337,728
Viacom Inc.
4.38%, 03/15/43	600	526,242
4.85%, 12/15/34 (Call 06/15/34)	290	279,978
5.25%, 04/01/44 (Call 10/01/43)	275	270,795
5.85%, 09/01/43 (Call 03/01/43)	500	529,985
6.88%, 04/30/36	600	674,508
Walt Disney Co. (The)
3.00%, 07/30/46	125	106,793
3.70%, 12/01/42	275	265,873
4.13%, 06/01/44	350	363,202
4.38%, 08/16/41	250	267,337
7.00%, 03/01/32	300	411,549
Series E
4.13%, 12/01/41	300	310,068

		39,906,787
METAL FABRICATE & HARDWARE — 0.07%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	166	164,338
4.20%, 06/15/35 (Call 12/15/34)	250	260,670
4.38%, 06/15/45 (Call 12/15/44)	11	11,679
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	75	70,820
5.25%, 10/01/54 (Call 04/01/54)	75	67,128

		574,635
MINING — 1.22%
Barrick Gold Corp.
5.25%, 04/01/42[a]	350	385,900
Barrick North America Finance LLC
5.70%, 05/30/41	400	459,580
5.75%, 05/01/43[a]	230	270,565
7.50%, 09/15/38	100	125,966
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	550	633,270
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	600	611,034
5.00%, 09/30/43	1,003	1,152,527

Security	Principal (000s)	Value
Goldcorp Inc.
5.45%, 06/09/44 (Call 12/09/43)	$161	$174,923
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)	315	323,250
5.88%, 04/01/35	251	282,229
6.25%, 10/01/39	600	712,944
Rio Tinto Alcan Inc.
5.75%, 06/01/35	11	12,061
6.13%, 12/15/33	11	12,547
7.25%, 03/15/31	275	335,533
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40[a]	1,000	1,158,930
7.13%, 07/15/28	292	384,637
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	556	561,916
4.75%, 03/22/42 (Call 09/22/41)[a]	155	171,494
Southern Copper Corp.
5.25%, 11/08/42	600	590,406
5.88%, 04/23/45	800	846,696
6.75%, 04/16/40	400	453,276
7.50%, 07/27/35	300	364,176
Vale Canada Ltd.
7.20%, 09/15/32	100	107,125

		10,130,985
OFFICE & BUSINESS EQUIPMENT — 0.02%
Xerox Corp.
6.75%, 12/15/39	200	205,168

		205,168
OIL & GAS — 6.74%
Anadarko Finance Co.
7.50%, 05/01/31	475	609,738
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	325	312,718
6.20%, 03/15/40	525	612,974
6.45%, 09/15/36	825	997,821
6.60%, 03/15/46 (Call 09/15/45)[a]	550	688,886
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	225	217,933
4.75%, 04/15/43 (Call 10/15/42)	930	956,049
5.10%, 09/01/40 (Call 03/01/40)	850	902,912
6.00%, 01/15/37	600	697,674
BP Capital Markets PLC
3.72%, 11/28/28 (Call 08/28/28)[a]	500	507,100

SCHEDULE OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Burlington Resources Finance Co.
7.20%, 08/15/31	$350	$457,734
7.40%, 12/01/31	300	396,726
Canadian Natural Resources Ltd.
5.85%, 02/01/35	150	167,123
6.25%, 03/15/38[a]	750	875,393
6.45%, 06/30/33	200	229,884
7.20%, 01/15/32	300	365,094
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44	800	860,240
Conoco Funding Co.
7.25%, 10/15/31	300	396,639
ConocoPhillips
5.90%, 10/15/32	13	15,327
6.50%, 02/01/39[a]	850	1,075,080
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36	350	412,828
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)	415	413,689
4.30%, 11/15/44 (Call 05/15/44)	725	717,460
5.95%, 03/15/46 (Call 09/15/45)	175	215,646
ConocoPhillips Holding Co.
6.95%, 04/15/29	1,150	1,478,797
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	1,225	1,203,562
5.00%, 06/15/45 (Call 12/15/44)	350	355,250
5.60%, 07/15/41 (Call 01/15/41)	375	402,187
7.95%, 04/15/32	80	104,500
Ecopetrol SA
5.88%, 05/28/45	800	723,720
7.38%, 09/18/43	550	587,290
Encana Corp.
6.50%, 08/15/34	850	971,125
6.50%, 02/01/38	550	629,062
Eni USA Inc.
7.30%, 11/15/27	205	253,605
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	300	291,765
Exxon Mobil Corp.
3.57%, 03/06/45 (Call 09/06/44)	250	237,865
4.11%, 03/01/46 (Call 09/01/45)[a]	1,750	1,820,560
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)[a]	600	600,000
5.60%, 02/15/41	500	513,125

Security	Principal (000s)	Value
5.80%, 04/01/47 (Call 10/01/46)[a]	$550	$585,062
6.00%, 01/15/40	200	211,500
7.13%, 03/15/33	225	262,406
7.30%, 08/15/31	500	588,125
Kerr-McGee Corp.
7.88%, 09/15/31	14	18,205
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	350	351,312
6.60%, 10/01/37	530	613,475
6.80%, 03/15/32	26	30,388
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	450	420,980
5.00%, 09/15/54 (Call 03/15/54)	200	176,956
6.50%, 03/01/41 (Call 09/01/40)	525	593,450
Nexen Energy ULC
6.40%, 05/15/37	860	1,062,375
7.50%, 07/30/39	400	558,436
7.88%, 03/15/32	160	219,002
Noble Energy Inc.
5.25%, 11/15/43 (Call 05/15/43)	500	528,760
6.00%, 03/01/41 (Call 09/01/40)	700	802,011
Occidental Petroleum Corp.
4.10%, 02/15/47 (Call 08/15/46)	500	491,035
4.40%, 04/15/46 (Call 10/15/45)	725	742,777
4.63%, 06/15/45 (Call 12/15/44)	200	211,090
Petro-Canada
5.35%, 07/15/33	125	139,619
5.95%, 05/15/35	11	13,078
6.80%, 05/15/38	800	1,045,312
Petroleos Mexicanos
5.50%, 06/27/44	1,150	990,541
5.63%, 01/23/46	1,450	1,256,744
6.38%, 01/23/45	1,400	1,327,914
6.50%, 06/02/41	1,300	1,261,910
6.63%, 06/15/35	1,755	1,766,829
6.63%, 06/15/38	300	298,833
6.75%, 09/21/47	1,892	1,881,594
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	450	465,021
4.88%, 11/15/44 (Call 05/15/44)	1,200	1,249,752
5.88%, 05/01/42	215	252,730
Shell International Finance BV
3.75%, 09/12/46[a]	500	468,215
4.00%, 05/10/46	1,300	1,267,110

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.13%, 05/11/35	$565	$580,470
4.38%, 05/11/45	1,625	1,676,659
4.55%, 08/12/43	1,350	1,424,210
5.50%, 03/25/40	346	411,958
6.38%, 12/15/38	956	1,250,381
Statoil ASA
3.95%, 05/15/43	700	691,187
4.25%, 11/23/41	150	153,837
4.80%, 11/08/43	450	502,150
5.10%, 08/17/40	230	262,816
6.50%, 12/01/28[c]	100	129,205
Suncor Energy Inc.
5.95%, 12/01/34	150	178,838
6.50%, 06/15/38	400	511,476
6.85%, 06/01/39	600	793,686
Tosco Corp.
8.13%, 02/15/30	61	84,731
Valero Energy Corp.
4.90%, 03/15/45[a]	450	455,666
6.63%, 06/15/37[a]	1,000	1,202,200
7.50%, 04/15/32	200	254,894

		55,991,992
OIL & GAS SERVICES — 0.50%
Baker Hughes Inc.
5.13%, 09/15/40	490	549,025
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	350	350,462
4.75%, 08/01/43 (Call 02/01/43)	735	765,907
4.85%, 11/15/35 (Call 05/15/35)	600	643,824
5.00%, 11/15/45 (Call 05/15/45)	565	613,466
6.70%, 09/15/38	21	26,467
7.45%, 09/15/39	550	744,705
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)	600	495,222

		4,189,078
PACKAGING & CONTAINERS — 0.09%
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	253	287,175
WestRock MWV LLC
7.95%, 02/15/31	11	14,749
8.20%, 01/15/30	355	476,772

		778,696

Security	Principal (000s)	Value
PHARMACEUTICALS — 4.60%
AbbVie Inc.
4.30%, 05/14/36 (Call 11/14/35)	$1,025	$998,381
4.40%, 11/06/42	1,175	1,126,954
4.45%, 05/14/46 (Call 11/14/45)	750	725,872
4.50%, 05/14/35 (Call 11/14/34)	1,250	1,249,750
4.70%, 05/14/45 (Call 11/14/44)	1,000	1,001,700
Actavis Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	1,880	1,893,442
4.75%, 03/15/45 (Call 09/15/44)	1,030	1,044,183
4.85%, 06/15/44 (Call 12/15/43)	475	484,699
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	300	297,834
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)[a]	336	329,058
AstraZeneca PLC
4.00%, 09/18/42	450	438,476
4.38%, 11/16/45	550	566,131
6.45%, 09/15/37	1,200	1,571,412
Bristol-Myers Squibb Co.
3.25%, 08/01/42	49	43,415
4.50%, 03/01/44 (Call 09/01/43)	330	354,595
5.88%, 11/15/36	450	564,228
Cardinal Health Inc.
4.50%, 11/15/44 (Call 05/15/44)	200	199,268
4.60%, 03/15/43	475	477,631
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	400	383,656
5.50%, 03/15/27	400	480,556
5.55%, 03/15/37	166	202,118
Express Scripts Holding Co.
3.40%, 03/01/27 (Call 12/01/26)	600	569,670
4.80%, 07/15/46 (Call 01/15/46)[a]	725	705,447
6.13%, 11/15/41	350	400,176
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43	5	5,188
5.38%, 04/15/34	200	234,424
6.38%, 05/15/38	1,400	1,851,094
Johnson & Johnson
3.55%, 03/01/36 (Call 09/01/35)	800	800,872
3.70%, 03/01/46 (Call 09/01/45)	1,250	1,240,350
4.38%, 12/05/33 (Call 06/05/33)	500	553,675
4.50%, 09/01/40	450	500,548

SCHEDULE OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.50%, 12/05/43 (Call 06/05/43)	$300	$336,519
4.85%, 05/15/41	11	12,844
4.95%, 05/15/33	261	305,566
5.85%, 07/15/38	213	279,518
5.95%, 08/15/37	200	263,352
McKesson Corp.
4.88%, 03/15/44 (Call 09/15/43)	550	568,299
6.00%, 03/01/41 (Call 09/01/40)	105	122,611
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	153	159,454
5.90%, 11/01/39	300	355,365
Merck & Co. Inc.
3.60%, 09/15/42 (Call 03/15/42)[a]	11	10,435
3.70%, 02/10/45 (Call 08/10/44)[a]	1,050	1,013,596
4.15%, 05/18/43	700	722,841
6.50%, 12/01/33	200	262,740
6.55%, 09/15/37	150	202,182
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	500	615,665
5.85%, 06/30/39	11	13,845
5.95%, 12/01/28[a]	350	431,378
Mylan Inc.
5.40%, 11/29/43 (Call 05/29/43)	200	202,424
Mylan NV
5.25%, 06/15/46 (Call 12/15/45)[a]	650	650,448
Novartis Capital Corp.
3.70%, 09/21/42	125	121,014
4.00%, 11/20/45 (Call 05/20/45)	900	917,010
4.40%, 05/06/44	800	868,048
Perrigo Co. PLC
5.30%, 11/15/43 (Call 05/15/43)	250	252,608
Perrigo Finance Unlimited Co.
4.90%, 12/15/44 (Call 06/15/44)	221	214,755
Pfizer Inc.
4.13%, 12/15/46	430	437,710
4.30%, 06/15/43	371	386,716
4.40%, 05/15/44	806	852,732
5.60%, 09/15/40	100	122,666
7.20%, 03/15/39	1,500	2,165,295
Pharmacia LLC
6.60%, 12/01/28	900	1,168,137
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36[a]	400	449,216

Security	Principal (000s)	Value
Teva Pharmaceutical Finance Netherlands III BV
4.10%, 10/01/46[a]	$1,000	$870,480
Wyeth LLC
5.95%, 04/01/37	800	1,003,536
6.00%, 02/15/36	21	26,201
6.50%, 02/01/34	43	55,844
Zoetis Inc.
4.70%, 02/01/43 (Call 08/01/42)	490	497,350

		38,233,203
PIPELINES — 3.68%
Boardwalk Pipelines LP
4.45%, 07/15/27 (Call 04/15/27)	380	389,139
Buckeye Partners LP
5.60%, 10/15/44 (Call 04/15/44)	100	104,700
5.85%, 11/15/43 (Call 05/15/43)	250	265,158
Columbia Pipeline Group Inc.
5.80%, 06/01/45 (Call 12/01/44)	175	207,356
Enable Midstream Partners LP
5.00%, 05/15/44 (Call 11/15/43)	125	116,094
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	200	202,406
Series B
7.50%, 04/15/38	300	366,237
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	200	188,804
5.50%, 12/01/46 (Call 05/29/46)	250	270,112
Energy Transfer Partners LP
4.90%, 03/15/35 (Call 09/15/34)	220	213,532
5.15%, 02/01/43 (Call 08/01/42)	255	245,848
5.15%, 03/15/45 (Call 09/15/44)	550	536,250
5.30%, 04/15/47 (Call 10/15/46)	500	499,085
6.05%, 06/01/41 (Call 12/01/40)	50	53,675
6.13%, 12/15/45 (Call 06/15/45)	350	385,574
6.50%, 02/01/42 (Call 08/01/41)	700	789,712
6.63%, 10/15/36	135	153,992
7.50%, 07/01/38	511	623,451
EnLink Midstream Partners LP
5.05%, 04/01/45 (Call 10/01/44)	250	238,437
5.60%, 04/01/44 (Call 10/01/43)	100	101,750
Enterprise Products Operating LLC
3.95%, 02/15/27 (Call 11/15/26)[a]	220	226,393
4.45%, 02/15/43 (Call 08/15/42)	625	610,381

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.85%, 08/15/42 (Call 02/15/42)	$225	$231,975
4.85%, 03/15/44 (Call 09/15/43)	900	932,841
4.90%, 05/15/46 (Call 11/15/45)	350	367,174
4.95%, 10/15/54 (Call 04/15/54)	400	407,044
5.10%, 02/15/45 (Call 08/15/44)	500	534,940
5.70%, 02/15/42	470	534,930
5.95%, 02/01/41	298	345,871
6.13%, 10/15/39	145	170,555
7.55%, 04/15/38	212	281,564
Series D
6.88%, 03/01/33	200	248,246
Series H
6.65%, 10/15/34	111	136,584
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	215	202,760
5.00%, 08/15/42 (Call 02/15/42)	250	244,790
5.00%, 03/01/43 (Call 09/01/42)	100	98,248
5.40%, 09/01/44 (Call 03/01/44)	210	214,672
5.50%, 03/01/44 (Call 09/01/43)	300	311,211
5.80%, 03/15/35	775	827,684
6.38%, 03/01/41	230	254,879
6.55%, 09/15/40	100	113,168
6.95%, 01/15/38	800	949,600
7.30%, 08/15/33	11	13,100
7.40%, 03/15/31	118	141,899
7.50%, 11/15/40	350	430,759
7.75%, 03/15/32	100	124,526
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)	425	422,888
5.30%, 12/01/34 (Call 06/01/34)	1,450	1,494,776
5.55%, 06/01/45 (Call 12/01/44)	1,300	1,373,294
7.75%, 01/15/32	25	31,529
Magellan Midstream Partners LP
4.25%, 09/15/46 (Call 03/15/46)[a]	250	240,042
5.15%, 10/15/43 (Call 04/15/43)	250	268,972
MPLX LP
5.20%, 03/01/47 (Call 09/01/46)	250	255,897
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	350	397,327
6.20%, 09/15/43 (Call 03/15/43)	25	28,727
6.65%, 10/01/36	400	465,472
6.85%, 10/15/37	300	354,240
Phillips 66 Partners LP
4.90%, 10/01/46 (Call 04/01/46)[a]	450	443,732

Security	Principal (000s)	Value
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44 (Call 12/15/43)	$250	$232,062
4.90%, 02/15/45 (Call 08/15/44)	300	286,206
5.15%, 06/01/42 (Call 12/01/41)	400	386,416
6.65%, 01/15/37	350	393,593
Sabine Pass Liquefaction LLC
4.20%, 03/15/28[c]	105	104,898
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	285	276,108
5.95%, 09/25/43 (Call 03/25/43)	241	277,217
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	750	710,730
5.30%, 04/01/44 (Call 10/01/43)	250	252,683
6.10%, 02/15/42	175	186,888
Tennessee Gas Pipeline Co. LLC
7.00%, 10/15/28	275	328,784
Texas Eastern Transmission LP
7.00%, 07/15/32	250	306,403
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	685	735,745
5.00%, 10/16/43 (Call 04/16/43)	310	346,382
5.60%, 03/31/34	300	347,436
5.85%, 03/15/36	100	121,632
6.10%, 06/01/40	174	217,982
6.20%, 10/15/37	425	538,352
7.25%, 08/15/38	400	554,964
7.63%, 01/15/39[a]	600	867,030
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	400	373,808
5.40%, 08/15/41 (Call 02/15/41)	26	27,723
Western Gas Partners LP
5.45%, 04/01/44 (Call 10/01/43)	300	317,625
Williams Partners LP
4.90%, 01/15/45 (Call 07/15/44)	525	515,576
5.10%, 09/15/45 (Call 03/15/45)	200	202,750
5.40%, 03/04/44 (Call 09/04/43)	600	624,978
5.80%, 11/15/43 (Call 05/15/43)	50	54,224
6.30%, 04/15/40	250	285,713

		30,557,910

SCHEDULE OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 0.54%
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)[a]	$200	$191,148
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	540	562,340
Federal Realty Investment Trust
4.50%, 12/01/44 (Call 06/01/44)	267	274,836
HCP Inc.
6.75%, 02/01/41 (Call 08/01/40)	155	189,691
Kilroy Realty LP
4.25%, 08/15/29 (Call 05/15/29)	14	14,202
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	200	192,618
Omega Healthcare Investors Inc.
4.50%, 04/01/27 (Call 01/01/27)	302	299,798
Realty Income Corp.
5.88%, 03/15/35	150	172,593
Simon Property Group LP
4.25%, 10/01/44 (Call 04/01/44)	14	13,957
4.75%, 03/15/42 (Call 09/15/41)[a]	280	298,508
6.75%, 02/01/40 (Call 11/01/39)[a]	550	738,656
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	297	281,378
5.70%, 09/30/43 (Call 03/30/43)	11	12,526
Welltower Inc.
5.13%, 03/15/43 (Call 09/15/42)	75	78,132
6.50%, 03/15/41 (Call 09/15/40)	200	244,472
Weyerhaeuser Co.
6.88%, 12/15/33	100	122,733
6.95%, 10/01/27	200	244,400
7.38%, 03/15/32	450	592,443

		4,524,431
RETAIL — 3.82%
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	200	189,086
5.17%, 08/01/44 (Call 02/01/44)	400	361,808
CVS Health Corp.
4.88%, 07/20/35 (Call 01/20/35)	700	760,886
5.13%, 07/20/45 (Call 01/20/45)	2,055	2,293,996
5.30%, 12/05/43 (Call 06/05/43)	18	20,406
Darden Restaurants Inc.
6.80%, 10/15/37	149	175,984

Security	Principal (000s)	Value
Home Depot Inc. (The)
3.50%, 09/15/56 (Call 03/15/56)	$640	$567,085
4.20%, 04/01/43 (Call 10/01/42)	146	151,860
4.25%, 04/01/46 (Call 10/01/45)	775	817,447
4.40%, 03/15/45 (Call 09/15/44)	550	591,250
4.88%, 02/15/44 (Call 08/15/43)	525	603,613
5.40%, 09/15/40 (Call 03/15/40)	21	25,395
5.88%, 12/16/36	1,350	1,724,517
5.95%, 04/01/41 (Call 10/01/40)	700	900,081
Kohl’s Corp.
5.55%, 07/17/45 (Call 01/17/45)	200	180,152
Lowe’s Companies Inc.
3.70%, 04/15/46 (Call 10/15/45)[a]	650	616,681
4.25%, 09/15/44 (Call 03/15/44)	300	309,090
4.38%, 09/15/45 (Call 03/15/45)	500	528,090
4.65%, 04/15/42 (Call 10/15/41)	300	325,413
5.00%, 09/15/43 (Call 03/15/43)	500	567,040
5.50%, 10/15/35	11	13,073
5.80%, 10/15/36	16	19,629
5.80%, 04/15/40 (Call 10/15/39)[a]	300	371,943
6.65%, 09/15/37	100	134,589
6.88%, 02/15/28	450	591,656
Macy’s Retail Holdings Inc.
4.50%, 12/15/34 (Call 06/15/34)	107	95,778
5.13%, 01/15/42 (Call 07/15/41)	75	68,580
6.38%, 03/15/37	150	150,545
6.70%, 07/15/34	200	201,020
6.90%, 04/01/29	500	533,615
McDonald’s Corp.
3.63%, 05/01/43	11	9,798
3.70%, 02/15/42	350	315,661
4.60%, 05/26/45 (Call 11/26/44)[a]	300	309,165
4.70%, 12/09/35 (Call 06/09/35)	1,025	1,084,276
4.88%, 07/15/40	6	6,376
4.88%, 12/09/45 (Call 06/09/45)	800	861,168
5.70%, 02/01/39	275	321,709
6.30%, 10/15/37	300	377,208
6.30%, 03/01/38	225	282,280
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	332	320,164
6.95%, 03/15/28	175	212,973
QVC Inc.
5.45%, 08/15/34 (Call 02/15/34)[a]	250	233,750
5.95%, 03/15/43	50	46,437

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Starbucks Corp.
4.30%, 06/15/45 (Call 12/15/44)	$197	$209,831
Target Corp.
3.63%, 04/15/46[a]	930	848,783
4.00%, 07/01/42	800	784,488
6.35%, 11/01/32	282	357,438
Tiffany & Co.
4.90%, 10/01/44 (Call 04/01/44)	83	78,629
Wal-Mart Stores Inc.
4.00%, 04/11/43 (Call 10/11/42)[a]	900	910,143
4.30%, 04/22/44 (Call 10/22/43)[a]	600	635,826
4.75%, 10/02/43 (Call 04/02/43)	566	635,867
4.88%, 07/08/40	168	190,307
5.00%, 10/25/40	348	400,134
5.25%, 09/01/35	1,200	1,425,540
5.63%, 04/01/40	216	268,453
5.63%, 04/15/41	300	373,728
5.88%, 04/05/27	21	26,094
6.20%, 04/15/38	1,750	2,312,905
6.50%, 08/15/37	1,300	1,759,225
7.55%, 02/15/30	533	773,431
Walgreen Co.
4.40%, 09/15/42	125	122,650
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	150	152,208
4.65%, 06/01/46 (Call 12/01/45)	350	356,237
4.80%, 11/18/44 (Call 05/18/44)	800	830,408

		31,723,598
SEMICONDUCTORS — 0.68%
Analog Devices Inc.
5.30%, 12/15/45 (Call 06/15/45)	250	277,833
Applied Materials Inc.
5.10%, 10/01/35 (Call 04/01/35)	350	395,521
5.85%, 06/15/41	250	308,590
Intel Corp.
4.00%, 12/15/32	386	406,080
4.10%, 05/19/46 (Call 11/19/45)	450	454,252
4.25%, 12/15/42	371	384,215
4.80%, 10/01/41	830	928,305
4.90%, 07/29/45 (Call 01/29/45)	1,160	1,323,293
QUALCOMM Inc.
4.65%, 05/20/35 (Call 11/20/34)	350	367,028
4.80%, 05/20/45 (Call 11/20/44)	800	838,792

		5,683,909

Security	Principal (000s)	Value
SOFTWARE — 2.64%
Fidelity National Information Services Inc.
4.50%, 08/15/46 (Call 02/15/46)	$250	$243,685
Microsoft Corp.
3.45%, 08/08/36 (Call 02/08/36)	1,500	1,434,720
3.50%, 02/12/35 (Call 08/12/34)	950	917,539
3.50%, 11/15/42	350	323,593
3.70%, 08/08/46 (Call 02/08/46)	2,200	2,077,064
3.75%, 05/01/43 (Call 11/01/42)	400	382,500
3.75%, 02/12/45 (Call 08/12/44)	428	408,714
3.95%, 08/08/56 (Call 02/08/56)	500	471,105
4.00%, 02/12/55 (Call 08/12/54)	1,175	1,119,422
4.10%, 02/06/37 (Call 08/06/36)	220	227,702
4.20%, 11/03/35 (Call 05/03/35)	400	419,660
4.45%, 11/03/45 (Call 05/03/45)	1,300	1,380,145
4.50%, 10/01/40	404	434,304
4.75%, 11/03/55 (Call 05/03/55)	1,000	1,079,690
4.88%, 12/15/43 (Call 06/15/43)[a]	354	398,360
5.20%, 06/01/39	322	378,224
5.30%, 02/08/41[a]	919	1,096,946
Series 30Y
4.25%, 02/06/47 (Call 08/06/46)	500	516,195
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)[a]	300	296,574
3.85%, 07/15/36 (Call 01/15/36)	850	842,274
3.90%, 05/15/35 (Call 11/15/34)	1,007	1,004,895
4.00%, 07/15/46 (Call 01/15/46)[a]	1,475	1,435,676
4.13%, 05/15/45 (Call 11/15/44)	1,000	988,880
4.30%, 07/08/34 (Call 01/08/34)	900	946,332
4.38%, 05/15/55 (Call 11/15/54)	354	353,207
4.50%, 07/08/44 (Call 01/08/44)	650	679,874
5.38%, 07/15/40	919	1,079,779
6.13%, 07/08/39	725	924,230
6.50%, 04/15/38	65	85,937

		21,947,226
TELECOMMUNICATIONS — 6.77%
America Movil SAB de CV
4.38%, 07/16/42[a]	643	615,537
6.13%, 11/15/37[a]	125	144,850
6.13%, 03/30/40	1,100	1,288,958
6.38%, 03/01/35	265	314,613

SCHEDULE OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
AT&T Corp.
8.25%, 11/15/31	$501	$686,671
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	1,300	1,155,609
4.35%, 06/15/45 (Call 12/15/44)	829	734,129
4.50%, 05/15/35 (Call 11/15/34)[a]	1,600	1,514,064
4.50%, 03/09/48 (Call 09/09/47)[a]	2,486	2,233,373
4.55%, 03/09/49 (Call 09/09/48)	1,131	1,019,178
4.75%, 05/15/46 (Call 11/15/45)	1,700	1,588,446
4.80%, 06/15/44 (Call 12/15/43)	1,500	1,412,520
5.15%, 03/15/42	866	857,608
5.25%, 03/01/37 (Call 09/01/36)	500	516,345
5.35%, 09/01/40	657	667,440
5.45%, 03/01/47 (Call 09/01/46)	500	515,950
5.65%, 02/15/47 (Call 08/15/46)[a]	1,000	1,054,850
6.00%, 08/15/40 (Call 05/15/40)	259	283,605
6.30%, 01/15/38	608	690,500
6.35%, 03/15/40	325	369,675
6.38%, 03/01/41	500	569,740
6.50%, 09/01/37	376	439,924
AT&T Mobility LLC
7.13%, 12/15/31[a]	650	810,972
BellSouth Telecommunications LLC
6.38%, 06/01/28[a]	200	224,026
British Telecommunications PLC
9.13%, 12/15/30	1,116	1,666,523
Cisco Systems Inc.
5.50%, 01/15/40	1,075	1,328,679
5.90%, 02/15/39	700	897,106
Deutsche Telekom International Finance BV
8.75%, 06/15/30	1,579	2,332,609
9.25%, 06/01/32	219	342,299
Juniper Networks Inc.
5.95%, 03/15/41	200	215,598
Koninklijke KPN NV
8.38%, 10/01/30	501	670,163
Motorola Solutions Inc.
5.50%, 09/01/44	200	194,894
New Cingular Wireless Services Inc.
8.75%, 03/01/31	500	706,520
Orange SA
5.38%, 01/13/42	350	394,719
5.50%, 02/06/44 (Call 08/06/43)[a]	520	602,233

Security	Principal (000s)	Value
9.00%, 03/01/31	$1,030	$1,543,846
Qwest Corp.
6.88%, 09/15/33 (Call 03/31/17)	485	480,150
Rogers Communications Inc.
4.50%, 03/15/43 (Call 09/15/42)[a]	150	149,325
5.00%, 03/15/44 (Call 09/15/43)	300	322,767
5.45%, 10/01/43 (Call 04/01/43)	21	23,777
7.50%, 08/15/38	400	534,792
Telefonica Emisiones SAU
7.05%, 06/20/36	1,175	1,411,022
Telefonica Europe BV
8.25%, 09/15/30	250	337,630
TELUS Corp.
2.80%, 02/16/27 (Call 11/16/26)	250	235,943
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	725	613,749
4.13%, 08/15/46	145	127,238
4.27%, 01/15/36	1,250	1,182,150
4.40%, 11/01/34 (Call 05/01/34)	1,550	1,490,619
4.52%, 09/15/48	2,300	2,121,865
4.67%, 03/15/55	2,400	2,191,416
4.75%, 11/01/41	515	499,246
4.81%, 03/15/39[c]	1,078	1,073,677
4.86%, 08/21/46	2,300	2,242,431
5.01%, 04/15/49[c]	1,900	1,871,519
5.01%, 08/21/54	2,600	2,502,344
5.05%, 03/15/34 (Call 12/15/33)	851	877,364
6.00%, 04/01/41	800	907,992
6.55%, 09/15/43	1,800	2,197,620
Vodafone Group PLC
4.38%, 02/19/43	650	594,666
6.15%, 02/27/37	800	912,080
6.25%, 11/30/32	300	354,315
7.88%, 02/15/30[a]	302	404,272

		56,263,741
TEXTILES — 0.01%
Cintas Corp. No. 2
6.15%, 08/15/36[a]	100	117,300

		117,300
TOYS, GAMES & HOBBIES — 0.09%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	151	155,184
6.35%, 03/15/40	295	346,723

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Mattel Inc.
5.45%, 11/01/41 (Call 05/01/41)[a]	$250	$254,315

		756,222
TRANSPORTATION — 2.81%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46 (Call 02/01/46)	415	408,310
4.15%, 04/01/45 (Call 10/01/44)	700	711,732
4.38%, 09/01/42 (Call 03/01/42)	287	300,661
4.40%, 03/15/42 (Call 09/15/41)	463	486,377
4.45%, 03/15/43 (Call 09/15/42)	11	11,639
4.55%, 09/01/44 (Call 03/01/44)	475	511,945
4.70%, 09/01/45 (Call 03/01/45)	275	304,122
4.90%, 04/01/44 (Call 10/01/43)	600	679,362
4.95%, 09/15/41 (Call 03/15/41)	114	128,309
5.05%, 03/01/41 (Call 09/01/40)	26	29,585
5.15%, 09/01/43 (Call 03/01/43)	173	201,465
5.40%, 06/01/41 (Call 12/01/40)	400	474,320
5.75%, 05/01/40 (Call 11/01/39)	366	450,378
6.15%, 05/01/37	161	207,769
6.20%, 08/15/36	350	448,563
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)[a]	250	222,930
3.50%, 11/15/42 (Call 05/15/42)	50	46,433
4.50%, 11/07/43 (Call 05/07/43)	150	162,039
6.20%, 06/01/36	250	325,995
6.25%, 08/01/34	111	144,013
6.38%, 11/15/37	200	266,644
6.90%, 07/15/28	350	467,033
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	197	216,257
4.80%, 08/01/45 (Call 02/01/45)[a]	100	109,655
5.75%, 03/15/33	50	57,044
5.75%, 01/15/42	150	180,890
5.95%, 05/15/37	16	19,535
6.13%, 09/15/15 (Call 03/15/15)	200	241,080
7.13%, 10/15/31	700	950,138
CSX Corp.
3.95%, 05/01/50 (Call 11/01/49)	330	303,943
4.10%, 03/15/44 (Call 09/15/43)	525	510,279
4.25%, 11/01/66 (Call 05/01/66)	500	460,895
4.40%, 03/01/43 (Call 09/01/42)	200	202,582
4.50%, 08/01/54 (Call 02/01/54)	400	395,028
4.75%, 05/30/42 (Call 11/30/41)	400	425,452

Security	Principal (000s)	Value
5.50%, 04/15/41 (Call 10/15/40)	$70	$81,535
6.00%, 10/01/36	450	548,676
6.15%, 05/01/37[a]	105	130,940
6.22%, 04/30/40	105	131,380
FedEx Corp.
3.88%, 08/01/42[a]	309	283,384
3.90%, 02/01/35	800	773,592
4.10%, 04/15/43	52	49,606
4.10%, 02/01/45	200	190,218
4.55%, 04/01/46 (Call 10/01/45)	1,200	1,228,332
4.75%, 11/15/45 (Call 05/15/45)	350	366,810
4.90%, 01/15/34	338	365,412
5.10%, 01/15/44	275	299,524
Kansas City Southern
4.30%, 05/15/43 (Call 11/15/42)	100	93,621
4.95%, 08/15/45 (Call 02/15/45)	350	356,097
Norfolk Southern Corp.
4.45%, 06/15/45 (Call 12/15/44)	441	467,081
4.65%, 01/15/46 (Call 07/15/45)[a]	350	383,131
4.80%, 08/15/43 (Call 02/15/43)	700	775,894
4.84%, 10/01/41	479	532,361
6.00%, 03/15/05	11	12,973
6.00%, 05/23/11	350	418,870
Union Pacific Corp.
3.35%, 08/15/46 (Call 02/15/46)[a]	150	136,355
3.38%, 02/01/35 (Call 08/01/34)	450	437,225
3.88%, 02/01/55 (Call 08/01/54)	450	419,827
4.05%, 11/15/45 (Call 05/15/45)	300	304,995
4.05%, 03/01/46 (Call 09/01/45)[a]	350	357,322
4.15%, 01/15/45 (Call 07/15/44)[a]	75	77,050
4.30%, 06/15/42 (Call 12/15/41)	550	575,074
4.38%, 11/15/65 (Call 05/15/65)[a]	6	6,067
4.75%, 09/15/41 (Call 03/15/41)	8	8,805
4.75%, 12/15/43 (Call 06/15/43)[a]	50	54,967
4.82%, 02/01/44 (Call 08/01/43)	370	412,602
6.63%, 02/01/29[a]	307	399,054
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)[a]	110	101,341
3.63%, 10/01/42	105	100,477
4.88%, 11/15/40 (Call 05/15/40)	305	347,307
6.20%, 01/15/38	700	925,799
United Parcel Service of America Inc.
8.38%, 04/01/30[b]	100	142,421

		23,358,527

SCHEDULE OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
TRUCKING & LEASING — 0.03%
GATX Corp.
4.50%, 03/30/45 (Call 09/30/44)	$50	$46,271
5.20%, 03/15/44 (Call 09/15/43)	200	205,272

		251,543
WATER — 0.18%
American Water Capital Corp.
4.00%, 12/01/46 (Call 06/01/46)	95	96,834
4.30%, 12/01/42 (Call 06/01/42)[a]	16	16,808
4.30%, 09/01/45 (Call 03/01/45)	500	526,515
6.59%, 10/15/37	239	321,730
United Utilities PLC
6.88%, 08/15/28	200	228,376
Veolia Environnement SA
6.75%, 06/01/38	225	279,074

		1,469,337

TOTAL CORPORATE BONDS & NOTES (Cost: $711,010,019)		701,475,249

FOREIGN GOVERNMENT OBLIGATIONS[d] — 5.50%

CANADA — 0.15%
Province of Quebec Canada
7.50%, 09/15/29	850	1,206,923

		1,206,923
CHILE — 0.04%
Chile Government International Bond
3.63%, 10/30/42[a]	300	295,584

		295,584
COLOMBIA — 0.71%
Colombia Government International Bond
3.88%, 04/25/27 (Call 01/25/27)	200	199,566
5.00%, 06/15/45 (Call 12/15/44)[a]	1,200	1,193,796
5.63%, 02/26/44 (Call 08/26/43)	1,800	1,943,010
6.13%, 01/18/41[a]	1,000	1,130,270
7.38%, 09/18/37	800	1,012,256
10.38%, 01/28/33	300	447,309

		5,926,207
HUNGARY — 0.09%
Hungary Government International Bond
7.63%, 03/29/41[a]	500	716,100

		716,100

Security	Principal (000s)	Value
ISRAEL — 0.10%
Israel Government International Bond
4.50%, 01/30/43	$800	$823,768

		823,768
ITALY — 0.13%
Republic of Italy Government International Bond
5.38%, 06/15/33	1,021	1,108,990

		1,108,990
MEXICO — 1.29%
Mexico Government International Bond
4.35%, 01/15/47	900	808,056
4.60%, 01/23/46[a]	1,400	1,311,660
4.75%, 03/08/44	2,150	2,050,390
5.55%, 01/21/45	1,200	1,269,480
5.75%, 10/12/49	1,730	1,672,305
6.05%, 01/11/40	700	786,611
6.75%, 09/27/34	875	1,066,783
7.50%, 04/08/33	477	615,034
8.30%, 08/15/31	800	1,168,312

		10,748,631
PANAMA — 0.41%
Panama Government International Bond
6.70%, 01/26/36	1,430	1,801,400
8.88%, 09/30/27	500	701,865
9.38%, 04/01/29	600	874,554

		3,377,819
PERU — 0.55%
Peruvian Government International Bond
4.13%, 08/25/27[a]	900	972,531
5.63%, 11/18/50[a]	1,175	1,383,868
6.55%, 03/14/37[a]	400	515,600
8.75%, 11/21/33[a]	1,100	1,659,229

		4,531,228
PHILIPPINES — 1.01%
Philippine Government International Bond
3.70%, 02/02/42	600	591,084
3.95%, 01/20/40	1,400	1,443,596
5.00%, 01/13/37	1,000	1,177,600
6.38%, 01/15/32	700	911,309
6.38%, 10/23/34	1,400	1,866,606
7.75%, 01/14/31	1,200	1,718,892
9.50%, 02/02/30[a]	450	716,530

		8,425,617

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
SOUTH AFRICA — 0.22%
Republic of South Africa Government International Bond
5.00%, 10/12/46	$1,000	$963,750
5.38%, 07/24/44[a]	600	616,500
6.25%, 03/08/41	200	228,000

		1,808,250
SOUTH KOREA — 0.09%
Export-Import Bank of Korea
2.38%, 04/21/27[a]	200	187,286
Korea International Bond
4.13%, 06/10/44	500	583,365

		770,651
SUPRANATIONAL — 0.25%
Asian Development Bank
5.82%, 06/16/28	310	384,859
European Investment Bank
4.88%, 02/15/36	500	627,440
Inter-American Development Bank
3.20%, 08/07/42	200	195,228
3.88%, 10/28/41	250	273,665
4.38%, 01/24/44	300	353,100
International Bank for Reconstruction & Development
4.75%, 02/15/35	220	271,403

		2,105,695
URUGUAY — 0.46%
Uruguay Government International Bond
4.13%, 11/20/45	300	259,497
4.38%, 10/27/27[a]	1,100	1,133,935
5.10%, 06/18/50[a]	1,750	1,649,060
7.63%, 03/21/36	600	766,068

		3,808,560

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $47,652,987)		45,654,023

MUNICIPAL DEBT OBLIGATIONS — 7.68%
CALIFORNIA — 2.35%
Alameda County Joint Powers Authority RB BAB
7.05%, 12/01/44	135	189,401

Security	Principal (000s)	Value
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	$450	$620,586
Series S-1
6.79%, 04/01/30	250	307,103
7.04%, 04/01/50	700	1,005,788
Series S-3
6.91%, 10/01/50	100	143,833
California State Public Works Board RB BAB Series G-2
8.36%, 10/01/34	200	290,940
City of Los Angeles Department of Airports RB BAB
6.58%, 05/15/39	250	330,623
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	320	448,822
County of Sonoma CA RB Series A
6.00%, 12/01/29 (GTD)	300	352,242
East Bay Municipal Utility District Water System Revenue RB BAB Series B
5.87%, 06/01/40	250	317,125
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	300	442,716
Series E
6.60%, 08/01/42	200	280,866
Los Angeles County Metropolitan Transportation Authority RB BAB Series A
5.74%, 06/01/39	300	373,398
Los Angeles County Public Works Financing Authority RB BAB
7.62%, 08/01/40	250	366,933
Los Angeles Department of Power RB
Series A
6.60%, 07/01/50	450	640,665
Series D
6.57%, 07/01/45	200	279,462
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	800	994,264
6.76%, 07/01/34	450	609,561

SCHEDULE OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Regents of the University of California Medical Center Pooled Revenue RB BAB
6.55%, 05/15/48	$550	$726,385
Sacramento Municipal Utility District RB BAB
6.16%, 05/15/36	100	122,504
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	200	256,448
San Diego County Water Authority Financing Corp. RB BAB
6.14%, 05/01/49	300	391,710
State of California GO BAB
7.30%, 10/01/39	845	1,197,813
7.35%, 11/01/39	550	784,107
7.50%, 04/01/34	1,400	1,997,506
7.55%, 04/01/39	1,550	2,287,273
7.60%, 11/01/40	550	824,021
7.63%, 03/01/40	300	442,716
7.95%, 03/01/36 (Call 03/01/20)	750	869,947
University of California RB
Series AD
4.86%, 05/15/12	600	592,602
Series AN
4.77%, 05/15/44 (Call 05/15/24)	300	314,898
University of California RB BAB
5.77%, 05/15/43	200	246,686
5.95%, 05/15/45	400	501,256

		19,550,200
COLORADO — 0.08%
Colorado Bridge Enterprise RB BAB Series A
6.08%, 12/01/40	200	253,610
Denver City & County School District No. 1 COP Series B
7.02%, 12/15/37	300	406,971

		660,581
CONNECTICUT — 0.16%
State of Connecticut GO Series A
5.85%, 03/15/32	200	241,442

Security	Principal (000s)	Value
State of Connecticut GO BAB
5.09%, 10/01/30	$200	$227,508
5.63%, 12/01/29	720	865,382

		1,334,332
DISTRICT OF COLUMBIA — 0.02%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14	200	204,798

		204,798
GEORGIA — 0.15%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A
6.64%, 04/01/57	350	434,990
Project P, Series 2010-A
7.06%, 04/01/57	700	802,102

		1,237,092
ILLINOIS — 0.78%
Chicago Transit Authority RB
Series A
6.90%, 12/01/40	600	756,636
Series B
6.90%, 12/01/40	225	284,830
Chicago Transit Authority RB BAB Series B
6.20%, 12/01/40	120	143,448
County of Cook IL GO BAB
6.23%, 11/15/34	200	236,080
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	400	505,428
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	500	610,585
State of Illinois GO
5.10%, 06/01/33	3,400	3,148,128
5.65%, 12/01/38	500	478,900
State of Illinois GO BAB Series 3
6.73%, 04/01/35	300	308,382

		6,472,417

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
KANSAS — 0.05%
Kansas Development Finance Authority RB Series H
4.73%, 04/15/37	$100	$104,022
State of Kansas Department of Transportation RB BAB
4.60%, 09/01/35	300	333,783

		437,805
KENTUCKY — 0.02%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	145	187,492

		187,492
MARYLAND — 0.03%
Maryland State Transportation Authority RB BAB
5.89%, 07/01/43	200	251,254

		251,254
MASSACHUSETTS — 0.31%
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	240	278,858
Series E
5.46%, 12/01/39	695	865,178
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB Series A
5.73%, 06/01/40	350	443,216
Massachusetts Clean Water Trust (The) RB BAB Series B
5.19%, 08/01/40	300	342,522
Massachusetts School Building Authority RB BAB Series B
5.72%, 08/15/39	300	380,022
University of Massachusetts Building Authority RB BAB
5.45%, 11/01/40	200	239,396

		2,549,192

Security	Principal (000s)	Value
MISSOURI — 0.13%
Health & Educational Facilities Authority of the State of Missouri RB
3.09%, 09/15/51	$100	$84,364
Series A
3.65%, 01/15/46	250	247,108
Missouri Highway & Transportation Commission RB BAB
5.45%, 05/01/33	300	363,921
University of Missouri RB BAB
5.79%, 11/01/41	300	393,810

		1,089,203
NEVADA — 0.02%
County of Clark Department of Aviation RB BAB Series C
6.82%, 07/01/45	120	171,192

		171,192
NEW JERSEY— 0.49%
New Jersey Economic Development Authority RB Series A
7.43%, 02/15/29 (NPFGC)	675	807,611
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	875	1,238,501
Series F
7.41%, 01/01/40	750	1,093,357
New Jersey Transportation Trust Fund Authority RB BAB Series C
5.75%, 12/15/28	700	725,774
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40	200	235,582

		4,100,825
NEW YORK — 1.31%
City of New York NY GO BAB
5.85%, 06/01/40	290	378,960
5.99%, 12/01/36	145	182,926
6.27%, 12/01/37	325	431,801
Series C-1
5.52%, 10/01/37	185	228,901

SCHEDULE OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Housing Development Corp./NY RB
3.71%, 02/15/48	$500	$493,405
Metropolitan Transportation Authority RB BAB
6.09%, 11/15/40	250	319,095
Series 2010-A
6.67%, 11/15/39	225	301,847
Series A
5.87%, 11/15/39	350	427,347
Series B
6.65%, 11/15/39	250	332,190
Series C-1
6.69%, 11/15/40	200	267,718
Series E
6.81%, 11/15/40	200	268,444
New York City Transitional Finance Authority Future Tax Secured Revenue RB Series G-3
5.27%, 05/01/27	450	525,357
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	200	246,866
5.57%, 11/01/38	250	306,875
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	350	435,585
5.75%, 06/15/41	275	350,716
5.88%, 06/15/44	300	390,327
6.01%, 06/15/42	200	265,414
New York State Dormitory Authority RB BAB
5.39%, 03/15/40	425	520,604
5.50%, 03/15/30	200	236,692
5.63%, 03/15/39	350	426,017
New York State Urban Development Corp. RB BAB
5.84%, 03/15/40	350	438,434
Port Authority of New York & New Jersey RB
4.46%, 10/01/62	835	869,168
4.82%, 06/01/45 (Call 06/01/25)	100	105,631
4.93%, 10/01/51	900	1,023,453

Security	Principal (000s)	Value
Series 182
5.31%, 08/01/46 (Call 08/01/24)	$700	$759,969
Series 192
4.81%, 10/15/65	300	330,459

		10,864,201
OHIO — 0.36%
American Municipal Power Inc. RB BAB
7.50%, 02/15/50	400	553,868
8.08%, 02/15/50	600	923,868
Ohio State University (The) RB
Series A
3.80%, 12/01/46	500	492,595
4.80%, 06/01/11	200	195,540
Ohio State University (The) RB BAB
4.91%, 06/01/40	200	234,426
Ohio University RB
5.59%, 12/01/14	150	161,134
Ohio Water Development Authority Water Pollution Control Loan Fund RB BAB
4.88%, 12/01/34	400	455,252

		3,016,683
OREGON — 0.13%
Oregon School Boards Association GOL
Series B
5.55%, 06/30/28 (NPFGC)	250	292,875
5.68%, 06/30/28 (NPFGC)	500	594,850
State of Oregon Department of Transportation RB BAB Series 2010-A
5.83%, 11/15/34	175	220,070

		1,107,795
PENNSYLVANIA — 0.17%
Commonwealth Financing Authority RB Series A
4.14%, 06/01/38	500	489,065
Commonwealth of Pennsylvania GO BAB
5.45%, 02/15/30	350	409,647

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Pennsylvania Turnpike Commission RB BAB Series B
5.56%, 12/01/49	$400	$485,604

		1,384,316
SOUTH CAROLINA — 0.06%
South Carolina Public Service Authority RB Series C
5.78%, 12/01/41	400	467,196

		467,196
TEXAS — 0.87%
City of Houston TX Combined Utility System Revenue RB Series B
3.83%, 05/15/28	300	315,060
City of Houston TX GOL Series A
6.29%, 03/01/32	400	477,148
City of San Antonio TX Electric & Gas Systems Revenue RB
4.43%, 02/01/42	250	265,730
5.81%, 02/01/41	400	506,248
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	425	565,972
Dallas Convention Center Hotel Development Corp. RB BAB
7.09%, 01/01/42	250	327,898
Dallas County Hospital District GOL BAB Series C
5.62%, 08/15/44	250	298,183
Dallas Independent School District GO BAB
6.45%, 02/15/35 (Call 02/15/21) (PSF)	550	627,808
North Texas Tollway Authority RB BAB
6.72%, 01/01/49[a]	200	284,338
8.91%, 02/01/30 (Call 02/01/20)	550	637,598
State of Texas GO BAB
5.52%, 04/01/39	575	732,648
Series A
4.63%, 04/01/33	225	257,942
4.68%, 04/01/40	200	227,362

Security	Principal or Shares (000s)	Value
Texas Transportation Commission State Highway Fund RB BAB Series B
5.18%, 04/01/30	$825	$981,841
University of Texas System (The) RB BAB
Series B
6.28%, 08/15/41 (Call 08/15/19)	370	406,486
Series D
5.13%, 08/15/42	250	299,580

		7,211,842
UTAH — 0.04%
Utah Transit Authority RB BAB Series B
5.94%, 06/15/39	250	321,425

		321,425
VIRGINIA — 0.05%
University of Virginia RB BAB
6.20%, 09/01/39	300	417,789

		417,789
WASHINGTON — 0.10%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	150	187,104
State of Washington GO BAB Series F
5.14%, 08/01/40	500	604,170

		791,274

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost: $64,722,576)		63,828,904

SHORT-TERM INVESTMENTS — 9.34%

MONEY MARKET FUNDS — 9.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.98%[e,f,g]	66,179	66,205,493
BlackRock Cash Funds: Treasury, SL Agency Shares
0.47%[e,f]	11,390	11,390,210

		77,595,703

TOTAL SHORT-TERM INVESTMENTS (Cost: $77,570,366)		77,595,703

SCHEDULE OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 106.96% (Cost: $900,955,948)[h]	$888,553,879
Other Assets, Less Liabilities — (6.96)%	(57,795,588)

NET ASSETS — 100.00%	$830,758,291

BAB  —  Build America Bond

COP  —  Certificates of Participation

GO  —  General Obligation

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

PSF  —  Permanent School Fund

RB  —  Revenue Bond

VRN  —  Variable Rate Note

Insured by:

NPFGC  —  National Public Finance Guarantee Corp.

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Investments are denominated in U.S. dollars.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $901,068,631. Net unrealized depreciation was $12,514,752, of which $9,419,150 represented gross unrealized appreciation on securities and $21,933,902 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$701,475,249	$—	$701,475,249
Foreign government obligations	—	45,654,023	—	45,654,023
Municipal debt obligations	—	63,828,904	—	63,828,904
Money market funds	77,595,703	—	—	77,595,703

Total	$77,595,703	$810,958,176	$—	$888,553,879

See notes to financial statements.

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2017

ASSETS
Investments, at cost:
Unaffiliated	$823,385,582
Affiliated (Note 2)	77,570,366

Total cost of investments	$900,955,948

Investments in securities, at fair value (including securities on loana)(Note 1):
Unaffiliated	$810,958,176
Affiliated (Note 2)	77,595,703

Total fair value of investments	888,553,879
Cash	972
Receivables:
Dividends and interest	10,423,356

Total Assets	898,978,207

LIABILITIES
Payables:
Investment securities purchased	1,918,519
Collateral for securities on loan (Note 1)	66,172,333
Capital shares sold	1,648
Investment advisory fees (Note 2)	127,416

Total Liabilities	68,219,916

NET ASSETS	$830,758,291

Net assets consist of:
Paid-in capital	$851,999,452
Undistributed net investment income	2,903,195
Accumulated net realized loss	(11,742,287)
Net unrealized depreciation	(12,402,069)

NET ASSETS	$830,758,291

Shares outstanding[b]	13,900,000

Net asset value per share	$59.77

[a]	Securities on loan with a value of $63,854,193. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statement of Operations

iSHARES® 10+ YEAR CREDIT BOND ETF

Year ended February 28, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$37,142
Interest — unaffiliated	40,746,025
Securities lending income — affiliated — net (Note 2)	232,697

Total investment income	41,015,864

EXPENSES
Investment advisory fees (Note 2)	1,907,401

Total expenses	1,907,401

Net investment income	39,108,463

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(668,465)
Investments — affiliated (Note 2)	7,823
In-kind redemptions — unaffiliated	8,001,125
Realized gain distributions from affiliated funds	938

Net realized gain	7,341,421

Net change in unrealized appreciation/depreciation	33,040,354

Net realized and unrealized gain	40,381,775

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,490,238

See notes to financial statements.

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® 10+ YEAR CREDIT BOND ETF

	Year ended February 28, 2017	Year ended February 29, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$39,108,463	$34,700,930
Net realized gain (loss)	7,341,421	(13,258,830)
Net change in unrealized appreciation/depreciation	33,040,354	(71,068,547)

Net increase (decrease) in net assets resulting from operations	79,490,238	(49,626,447)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(38,936,880)	(34,627,351)

Total distributions to shareholders	(38,936,880)	(34,627,351)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	314,843,654	256,417,622
Cost of shares redeemed	(310,186,638)	(236,992,062)

Net increase in net assets from capital share transactions	4,657,016	19,425,560

INCREASE (DECREASE) IN NET ASSETS	45,210,374	(64,828,238)

NET ASSETS
Beginning of year	785,547,917	850,376,155

End of year	$830,758,291	$785,547,917

Undistributed net investment income included in net assets at end of year	$2,903,195	$2,730,710

SHARES ISSUED AND REDEEMED
Shares sold	5,200,000	4,400,000
Shares redeemed	(5,200,000)	(4,100,000)

Net increase in shares outstanding	—	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	103

Financial Highlights

iSHARES® 10+ YEAR CREDIT BOND ETF

(For a share outstanding throughout each period)

	Year ended Feb. 28, 2017	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013
Net asset value, beginning of year	$56.51	$62.53	$57.87	$61.05	$59.51

Income from investment operations:
Net investment income[a]	2.48	2.55	2.59	2.68	2.65
Net realized and unrealized gain (loss)[b]	3.25	(6.02)	4.59	(3.03)	1.59

Total from investment operations	5.73	(3.47)	7.18	(0.35)	4.24

Less distributions from:
Net investment income	(2.47)	(2.55)	(2.52)	(2.74)	(2.70)
Net realized gain	—	—	—	(0.09)	—

Total distributions	(2.47)	(2.55)	(2.52)	(2.83)	(2.70)

Net asset value, end of year	$59.77	$56.51	$62.53	$57.87	$61.05

Total return	10.21%	(5.53)%	12.64%	(0.41)%[c]	7.22%

Ratios/Supplemental data:
Net assets, end of year (000s)	$830,758	$785,548	$850,376	$283,548	$421,254
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	4.10%	4.40%	4.28%	4.67%	4.33%
Portfolio turnover rate[d]	10%	11%	23%	12%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been -0.43%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® 10+ YEAR CREDIT BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
10+ Year Credit Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of February 28, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of February 28, 2017 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of February 28, 2017:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
BNP Paribas New York Branch	$295,066	$295,066	$—
BNP Paribas Prime Brokerage Inc.	2,139,456	2,139,456	—
BNP Paribas Prime Brokerage International Ltd.	4,200,321	4,200,321	—
Citigroup Global Markets Inc.	9,224,263	9,224,263	—
Credit Suisse Securities (USA) LLC	1,391,556	1,391,556	—
Deutsche Bank Securities Inc.	1,739,979	1,739,979	—
Goldman Sachs & Co.	8,452,662	8,452,662	—
HSBC Securities (USA) Inc.	3,562,032	3,562,032	—
JPMorgan Securities LLC	16,184,766	16,184,766	—
Merrill Lynch, Pierce, Fenner & Smith	1,697,121	1,697,121	—
Morgan Stanley & Co. LLC	6,548,338	6,548,338	—
MUFG Securities Americas Inc.	1,022,840	1,022,840	—
SG Americas Securities LLC	1,580,383	1,580,383	—
Wells Fargo Securities LLC	5,815,410	5,815,410	—

	$63,854,193	$63,854,193	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Trustees).

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended February 28, 2017, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $77,907.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 28, 2017, the purchases and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $2,717,770 and $1,755,962, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2017 were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales
$960,236	$975,545	$162,747,254	$93,078,147

In-kind transactions (see Note 4) for the year ended February 28, 2017 were as follows:

In-kind Purchases	In-kind Sales
$235,654,536	$296,715,559

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions,

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of February 28, 2017, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$7,844,421	$902	$(7,845,323)

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016 was as follows:

	2017	2016
Ordinary income	$38,936,880	$34,627,351

As of February 28, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$2,903,195	$(11,629,604)	$(12,514,752)	$(21,241,161)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of February 28, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $11,629,604 available to offset future realized capital gains.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and the

Shareholders of the iShares 10+ Year Credit Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares 10+ Year Credit Bond ETF (constituting a fund of the iShares Trust, hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 19, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	113

Notes:

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1018-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca
➢	iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.26%	2.50%	10.26%	8.83%
Fund Market	10.26%	2.50%	10.26%	8.86%
Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Index	9.83%	3.27%	9.83%	11.65%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period a,[b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a],b	Annualized Expense Ratio [a]
$1,000.00	$1,033.40	$0.26	$1,000.00	$1,025.00	$0.26	0.05%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 10.26%, net of fees.

Despite an environment of rising interest rates and increasing yields, high-yield corporate bonds performed well during the reporting period, as investors continued to seek yield. The market for high-yield corporate bonds benefited from steady economic growth, strong earnings, and lower default risk. Decreasing default risk has driven the high-yield spread (the difference in yield between high-yield bonds and relatively safe Treasury bonds) to the lowest level since 2014.

From a sector perspective, the majority of the Fund’s return came from the industrial sector, which comprised approximately 88% of the Fund on average for the reporting period. Within the industrial sector, the largest contributor to the Fund’s return was debt from communications companies, in particular the cable and satellite and wireless industries. Bonds issued by energy companies also performed well, as oil prices stabilized in the $45–55 price range, which was sufficient for oil companies to remain solvent. Debt issued by companies in the consumer non cyclicals, most notably the healthcare industry, and consumer cyclicals industries also made significant contributions to the Fund’s return.

In terms of credit, higher-rated credit (B and Ba-rated) provided the majority of the contribution to the Fund’s performance for the reporting period, but lower-rated credit (Caa-rated) also provided a significant contribution, despite representing only 13% of the Fund on average.

Increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates typically detracts from bond fund performance. Conversely, falling rates usually tend to increase bond prices. An interest rate hedged fund attempts to mitigate these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

Rising interest rates during the reporting period meant that hedging activity contributed to the Fund’s return. The Fund’s interest rate hedge seeks near-zero interest rate sensitivity and was successful within its targeted range. As a result, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund’s return fluctuated based on direct exposure to the yield premium of high-yield corporate bonds, independent of rising interest rates during the reporting period.

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Baa	0.57%
Ba	44.16
B	41.52
Caa	12.56
Ca	0.36
C	0.01
Not Rated	0.82

TOTAL	100.00%

ALLOCATION BY MATURITY 1

As of 10/31/17

Maturity	Percentage of Total Investments [3]

0-1 Year	0.27%
1-5 Years	38.00
5-10 Years	60.20
10-15 Years	0.86
More than 20 Years	0.67

TOTAL	100.00%

[1]	Table shown is for the iShares iBoxx $ High Yield Corporate Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.11%	1.60%	7.11%	5.60%
Fund Market	7.05%	1.63%	7.05%	5.69%
Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Index	8.16%	2.59%	8.16%	9.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period a,[b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period a,[b]	Annualized Expense Ratio [a]
$1,000.00	$1,035.60	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 7.11%, net of fees.

The market for corporate bonds benefited from economic growth, strong earnings, and lower default risk during the reporting period. Anticipated U.S. corporate tax cuts improved investor confidence in the future ability of corporations to pay their debts, strengthening demand for corporate bonds. The combination of stronger growth, policy proposals, and continued investor demand for yield created favorable conditions for the corporate bond market.

From a sector perspective, the majority of the Fund’s return came from the industrial sector, which comprised approximately 64% of the Fund on average for the reporting period. Within the industrial sector, the largest contributor to the Fund’s return was debt from energy companies, which performed well as oil prices stabilized in the $45-55 price range, which was sufficient for most oil companies to remain solvent. Bonds issued by pharmaceutical and technology companies also made significant contributions to the Fund’s performance, as did debt issued by the communications industry.

The financials sector also contributed to the Fund’s return for the reporting period. Among bonds issued by companies in the financials sector, debt issued by the banks industry was the most significant contributor. Increasing capital levels and reduced risk have made bank bonds more attractive for investors, sending the spread for U.S. banking bonds (the amount of yield investors require above Treasuries) to the lowest level since the financial crisis.

Increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates typically detracts from bond fund performance. Conversely, falling rates usually tend to increase bond prices. An interest rate hedged fund attempts to mitigate these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

Rising interest rates during the reporting period meant that hedging activity contributed to the Fund’s return. The Fund’s interest rate hedge seeks near-zero interest rate sensitivity and was successful within its targeted range. As a result, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund’s return fluctuated based on direct exposure to the yield premium of corporate bonds, independent of rising interest rates during the reporting period.

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Aaa	3.40%
Aa	8.77
A	40.23
Baa	44.59
Ba	2.61
Not Rated	0.40

TOTAL	100.00%

ALLOCATION BY MATURITY 1

As of 10/31/17

Maturity	Percentage of Total Investments [3]

1-5 Years	24.44%
5-10 Years	39.71
10-15 Years	2.74
15-20 Years	6.96
More than 20 Years	26.15

TOTAL	100.00%

[1]	Table shown is for the iShares iBoxx $ Investment Grade Corporate Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number ccorresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

October 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 98.12%

EXCHANGE-TRADED FUNDS — 98.12%
iShares iBoxx $ High Yield Corporate Bond ETF[a,b]	1,526,823	$135,078,031

		135,078,031

TOTAL INVESTMENT COMPANIES
(Cost: $134,625,816)		135,078,031

SHORT-TERM INVESTMENTS — 34.07%

MONEY MARKET FUNDS — 34.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,c,d]	45,737,039	45,746,186
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	1,161,712	1,161,712

		46,907,898

TOTAL SHORT-TERM INVESTMENTS
(Cost: $46,907,898)		46,907,898

Value
TOTAL INVESTMENTS IN SECURITIES — 132.19%
(Cost: $181,533,714)[e]	$181,985,929
Other Assets, Less Liabilities — (32.19)%	(44,315,842)

NET ASSETS — 100.00%	$137,670,087

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $181,564,980. Net unrealized appreciation was $932,252, of which $963,518 represented gross unrealized appreciation on investments and $31,266 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16	Shares purchased	Shares sold	Shares held at 10/31/17	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	14,096,906	31,640,133[b]	—	45,737,039	$45,746,186	$(11,936)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	664,261	497,451[b]	—	1,161,712	1,161,712	186	—	11,969
iShares iBoxx $ High Yield Corporate Bond ETF	344,246	2,649,076	(1,466,499)	1,526,823	135,078,031	2,539,901	3,205,892	8,377,488

					$181,985,929	$2,528,151	$3,205,892	$8,389,457

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

October 31, 2017

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2017 were as follows:

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.33%	Semi-annual	3-month LIBOR	Quarterly	12/09/2018	$(35,780)	$132,392	$113,702	$18,690
1.17%	Semi-annual	3-month LIBOR	Quarterly	12/08/2021	(7,220)	245,239	179,807	65,432
1.82%	Semi-annual	3-month LIBOR	Quarterly	12/09/2021	(69,570)	577,033	209,978	367,055
2.23%	Semi-annual	3-month LIBOR	Quarterly	12/09/2026	(17,615)	151,930	91,804	60,126

						$1,106,594	$595,291	$511,303

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$135,078,031	$—	$—	$135,078,031
Money market funds	46,907,898	—	—	46,907,898

Total	$181,985,929	$—	$—	$181,985,929

Derivative financial instruments[a]:
Assets:
Centrally cleared interest rate swaps	$—	$511,303	$—	$511,303

Total	$—	$511,303	$—	$511,303

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

October 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 96.82%

EXCHANGE-TRADED FUNDS — 96.82%
iShares iBoxx $ Investment Grade Corporate Bond ETF[a,b]	617,766	$74,836,173

		74,836,173

TOTAL INVESTMENT COMPANIES
(Cost: $73,000,128)		74,836,173

SHORT-TERM INVESTMENTS — 41.79%

MONEY MARKET FUNDS — 41.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,c,d]	32,012,834	32,019,237
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	282,604	282,604

		32,301,841

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,304,987)		32,301,841

Value
TOTAL INVESTMENTS IN SECURITIES — 138.61%
(Cost: $105,305,115)[e]	$107,138,014
Other Assets, Less Liabilities — (38.61)%	(29,843,505)

NET ASSETS — 100.00%	$77,294,509

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $105,305,624. Net unrealized appreciation was $3,820,229, of which $3,823,885 represented gross unrealized appreciation on investments and $3,656 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16	Shares purchased		Shares sold	Shares held at 10/31/17	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	32,012,834	[b]	—	32,012,834	$32,019,237	$704	$(3,147)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,142,609	—		(860,005)[b]	282,604	282,604	65	—	7,536
iShares iBoxx $ Investment Grade Corporate Bond ETF	251,108	367,958		(1,300)	617,766	74,836,173	(455)	1,207,331	1,806,268

						$107,138,014	$314	$1,204,184	$1,813,804

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

October 31, 2017

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2017 were as follows:

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.01%	Semi-annual	3-month LIBOR	Quarterly	12/08/2018	$(11,012)	$79,152	$34,358	$44,794
1.17%	Semi-annual	3-month LIBOR	Quarterly	12/08/2021	(36,074)	1,225,313	799,038	426,275
1.44%	Semi-annual	3-month LIBOR	Quarterly	12/08/2026	(21,370)	1,592,417	986,910	605,507
1.70%	Semi-annual	3-month LIBOR	Quarterly	12/08/2036	(13,400)	1,847,135	1,206,775	640,360
1.77%	Semi-annual	3-month LIBOR	Quarterly	12/08/2046	(6,869)	1,257,680	986,777	270,903

						$6,001,697	$4,013,858	$1,987,839

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$74,836,173	$—	$—	$74,836,173
Money market funds	32,301,841	—	—	32,301,841

Total	$107,138,014	$—	$—	$107,138,014

Derivative financial instruments:[a]
Assets:
Centrally cleared interest rate swaps	$—	$1,987,839	$—	$1,987,839

Total	$—	$1,987,839	$—	$1,987,839

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

October 31, 2017

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$181,533,714	$105,305,115

Total cost of investments in securities	$181,533,714	$105,305,115

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$181,985,929	$107,138,014
Cash pledged for centrally cleared swaps	1,394,000	2,188,000
Receivables:
Dividends	29,724	10,054
Variation margin on centrally cleared swaps	23,701	—

Total Assets	183,433,354	109,336,068

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	45,757,424	32,022,752
Investment advisory fees (Note 2)	5,843	6,554
Variation margin on centrally cleared swaps	—	12,253

Total Liabilities	45,763,267	32,041,559

NET ASSETS	$137,670,087	$77,294,509

Net assets consist of:
Paid-in capital	$138,238,771	$75,973,079
Accumulated net realized loss	(1,532,202)	(2,499,308)
Net unrealized appreciation	963,518	3,820,738

NET ASSETS	$137,670,087	$77,294,509

Shares outstanding[b]	1,500,000	800,000

Net asset value per share	$91.78	$96.62

[a]	Securities on loan with values of $44,710,526 and $31,284,163, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended October 31, 2017

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$8,389,457	$1,813,804
Securities lending income — affiliated — net (Note 2)	798,800	28,116

Total investment income	9,188,257	1,841,920

EXPENSES
Investment advisory fees (Note 2)	1,173,629	183,436
Proxy fees	4,703	1,424

Total expenses	1,178,332	184,860
Less investment advisory fees waived (Note 2)	(1,088,053)	(123,715)

Net expenses	90,279	61,145

Net investment income	9,097,978	1,780,775

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(11,936)	249
In-kind redemptions — affiliated (Note 2)	2,539,901	—
Swap agreements	169,438	(208,501)
Realized gain distributions from affiliated funds	186	65

Net realized gain (loss)	2,697,589	(208,187)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	3,205,892	1,204,184
Swap agreements	303,167	1,249,034

Net change in unrealized appreciation/depreciation	3,509,059	2,453,218

Net realized and unrealized gain	6,206,648	2,245,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,304,626	$4,025,806

See notes to financial statements.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Interest Rate Hedged High Yield Bond ETF		iShares Interest Rate Hedged Corporate Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,097,978	$2,032,552	$1,780,775	$983,951
Net realized gain (loss)	2,697,589	(3,408,398)	(208,187)	(1,443,885)
Net change in unrealized appreciation/depreciation	3,509,059	1,994,566	2,453,218	1,997,305

Net increase in net assets resulting from operations	15,304,626	618,720	4,025,806	1,537,371

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,196,203)	(1,756,097)	(1,459,798)	(731,888)

Total distributions to shareholders	(8,196,203)	(1,756,097)	(1,459,798)	(731,888)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	231,902,853	4,362,805	42,356,829	45,014,948
Cost of shares redeemed	(131,936,890)	(20,844,250)	—	(31,875,441)

Net increase (decrease) in net assets from capital share transactions	99,965,963	(16,481,445)	42,356,829	13,139,507

INCREASE (DECREASE) IN NET ASSETS	107,074,386	(17,618,822)	44,922,837	13,944,990

NET ASSETS
Beginning of year	30,595,701	48,214,523	32,371,672	18,426,682

End of year	$137,670,087	$30,595,701	$77,294,509	$32,371,672

Undistributed net investment income included in net assets at end of year	$—	$5,770	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,600,000	50,000	450,000	500,000
Shares redeemed	(1,450,000)	(250,000)	—	(350,000)

Net increase (decrease) in shares outstanding	1,150,000	(200,000)	450,000	150,000

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Interest Rate Hedged High Yield Bond ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from May 27, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$87.42	$87.66	$96.93	$100.10

Income from investment operations:
Net investment income[b]	4.57	4.86	4.80	1.86
Net realized and unrealized gain (loss)[c]	4.21	(0.94)	(9.29)	(2.87)

Total from investment operations	8.78	3.92	(4.49)	(1.01)

Less distributions from:
Net investment income	(4.42)	(4.16)	(4.74)	(2.15)
Return of capital	—	—	(0.04)	(0.01)

Total distributions	(4.42)	(4.16)	(4.78)	(2.16)

Net asset value, end of period	$91.78	$87.42	$87.66	$96.93

Total return	10.26%	4.73%	(4.77)%	(1.03)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$137,670	$30,596	$48,215	$43,619
Ratio of expenses to average net assets[e,f]	0.05%	0.05%	0.06%	0.06%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets[e]	5.04%	5.78%	5.21%	4.41%
Portfolio turnover rate[g,h]	0%	0%[i]	3%	3%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested.
[i]	Rounds to less than 1%.

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Interest Rate Hedged Corporate Bond ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from May 27, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$92.49	$92.13	$97.95	$100.32

Income from investment operations:
Net investment income[b]	2.76	2.74	2.95	1.32
Net realized and unrealized gain (loss)[c]	3.73	(0.29)	(5.82)	(2.36)

Total from investment operations	6.49	2.45	(2.87)	(1.04)

Less distributions from:
Net investment income	(2.36)	(2.09)	(2.81)	(1.32)
Return of capital	—	—	(0.14)	(0.01)

Total distributions	(2.36)	(2.09)	(2.95)	(1.33)

Net asset value, end of period	$96.62	$92.49	$92.13	$97.95

Total return	7.11%	2.70%	(2.97)%	(1.05)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$77,295	$32,372	$18,427	$9,795
Ratio of expenses to average net assets[e,f]	0.10%	0.10%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.91%	3.01%	3.12%	3.09%
Portfolio turnover rate[g,h]	0%[i]	2%	8%	4%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested.
[i]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Interest Rate Hedged High Yield Bond	Diversified
Interest Rate Hedged Coporate Bond	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

•	Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Interest Rate Hedged High Yield Bond
BNP Paribas Prime Brokerage Inc.	$20,613,510	$20,613,510	$—
Citigroup Global Markets Inc.	5,246,271	5,246,271	—
Jefferies LLC	226,837	226,837	—
JPMorgan Securities LLC	2,635,875	2,635,875	—
UBS AG	15,851,258	15,851,258	—
Wells Fargo Securities LLC	136,775	136,775	—

	$44,710,526	$44,710,526	$—

Interest Rate Hedged Corporate Bond
UBS AG	$31,284,163	$31,284,163	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Interest Rate Hedged High Yield Bond ETF, BFA is entitled to an annual investment advisory fee of 0.65%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is the Fund’s total annual operating expenses. BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

For its investment advisory services to the iShares Interest Rate Hedged Corporate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.30%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.10%.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Interest Rate Hedged High Yield Bond	$211,845
Interest Rate Hedged Corporate Bond	9,859

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of October 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Interest Rate Hedged High Yield Bond	1	54%

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged High Yield Bond	$2,970,319	$—
Interest Rate Hedged Corporate Bond	3,462,757	157,902

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged High Yield Bond	$225,864,638	$129,114,761
Interest Rate Hedged Corporate Bond	39,945,396	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	INTEREST RATE SWAPS

Interest rate swaps are used by each Fund to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. Each Fund enters into centrally cleared interest rate swaps.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedules of investments and cash deposited is recorded on the statements of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statements of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statements of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

The following table shows the value of interest rate swaps held as of October 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$511,303	$1,987,839

[a]	Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on interest rate swaps held during the year ended October 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Swap agreements	$169,438	$(208,501)

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

	Net Change in Unrealized Appreciation/Depreciation
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Swap agreements	$303,167	$1,249,034

The following table shows the average quarter-end balances of open interest rate swaps for the year ended October 31, 2017:

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Average notional value – pays fixed rate	$149,699,000	$61,981,600

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to the accounting for swap agreements, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Interest Rate Hedged High Yield Bond	$2,524,910	$(907,545)	$(1,617,365)
Interest Rate Hedged Corporate Bond	(26,410)	(320,977)	347,387

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
Interest Rate Hedged High Yield Bond
Ordinary income	$8,196,203	$1,756,097

Interest Rate Hedged Corporate Bond
Ordinary income	$1,459,798	$731,888

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Interest Rate Hedged High Yield Bond	$(1,500,936)	$932,252	$(568,684)
Interest Rate Hedged Corporate Bond	(2,498,799)	3,820,229	1,321,430

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

As of October 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Interest Rate Hedged High Yield Bond	$1,500,936
Interest Rate Hedged Corporate Bond	2,498,799

For the year ended October 31, 2017, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Interest Rate Hedged High Yield Bond	$1,091,498
Interest Rate Hedged Corporate Bond	139,709

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of the iShares Interest Rate Hedged High Yield Bond ETF and

iShares Interest Rate Hedged Corporate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF (constituting funds of the iShares U.S. ETF Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® U.S. ETF TRUST

For the fiscal year ended October 31, 2017, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividend
Interest Rate Hedged High Yield Bond	$4,916,464
Interest Rate Hedged Corporate Bond	1,305,809

TAX INFORMATION	31

Board Review and Approval of Investment Advisory Contract

iSHARES® U.S. ETF TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that each Fund’s pricing reflects the use of interest rate hedging strategies, as compared to several of the funds in the Peer Group, which are not interest rate hedged. The Board noted that the Peer Group for the iShares Interest Rate Hedged Corporate Bond ETF contained only three comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for each Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its benchmark index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with expectations relative to each Fund’s strategy and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that a Fund invests in an underlying iShares fund that has breakpoints, the shareholders of that Fund would benefit from breakpoints in such underlying iShares fund’s respective investment advisory fee rate as the assets of such underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares U.S. ETF Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	49,298,818	57,986
Richard L. Fagnani	49,294,053	62,752
Drew E. Lawton	49,296,485	60,320
Madhav V. Rajan	49,289,721	67,084
Mark Wiedman	49,289,957	66,848

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged High Yield Bond	$4.350495	$—	$0.065146	$4.415641	99%	—%	1%	100%
Interest Rate Hedged Corporate Bond	2.264744	—	0.094639	2.359383	96	—	4	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Interest Rate Hedged High Yield Bond ETF

Period Covered: May 27, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.47%
Greater than 1.0% and Less than 1.5%	6	0.71
Greater than 0.5% and Less than 1.0%	15	1.78
Greater than 0.0% and Less than 0.5%	475	56.20
At NAV	48	5.68
Less than 0.0% and Greater than –0.5%	292	34.56
Less than –0.5% and Greater than –1.0%	3	0.36
Less than –1.0% and Greater than –1.5%	2	0.24

	845	100.00%

iShares Interest Rate Hedged Corporate Bond ETF

Period Covered: May 27, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	16	1.89%
Greater than –1.5% and Less than –2.0%	1	0.12
Greater than –1.0% and Less than –1.5%	8	0.95
Greater than –0.5% and Less than –1.0%	9	1.07
Greater than 0.0% and Less than 0.5%	482	57.03
At NAV	39	4.62
Less than 0.0% and Greater than –0.5%	284	33.61
Less than –0.5% and Greater than –1.0%	4	0.47
Less than –1.0%	2	0.24

	845	100.00%

SUPPLEMENTAL INFORMATION	37

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares U.S. ETF Trust, iShares, Inc. and iShares Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2011).

President, BlackRock, Inc.

(since 2006); Vice Chairman of

BlackRock, Inc. and Head of

BlackRock’s Portfolio Management

Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman[b] (46)	Trustee (since 2013)

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director,

BlackRock, Inc. (2007-2014); Global

Head of BlackRock’s ETF and Index

Investments Business (since 2016);

Global Head of iShares (2011-2016);

Head of Corporate Strategy,

BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998- 2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Director of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015);

Trustee of iShares Trust (since 2015);
Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	41

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2017

Statements of Assets and Liabilities (Unaudited)

October 31, 2017

Audited Financial Statements

February 28, 2017

iShares Trust

iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE Arca

Schedule of Investments (Unaudited)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.14%

ADVERTISING — 0.40%
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)[a]	$12,329	$12,745,104
5.38%, 01/15/24 (Call 01/15/19)[a]	11,880	12,474,000
5.75%, 02/01/26 (Call 02/01/21)[a]	9,493	10,221,405
5.88%, 02/01/22 (Call 12/01/17)[a]	8,096	8,308,520
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 12/01/17)	11,770	12,181,950
5.63%, 02/15/24 (Call 02/15/19)	11,009	11,642,018
5.88%, 03/15/25 (Call 09/15/19)[a]	9,507	10,072,718

		77,645,715
AEROSPACE & DEFENSE — 1.24%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	28,795	30,849,941
5.40%, 04/15/21 (Call 01/15/21)	26,735	28,639,869
5.72%, 02/23/19	5,044	5,252,547
5.87%, 02/23/22[a]	13,600	14,844,778
6.15%, 08/15/20[a]	20,472	22,254,190
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a,b]	27,187	28,420,564
Leonardo U.S. Holdings Inc.
6.25%, 07/15/19[a,b]	7,025	7,468,615
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/17)[a]	10,547	10,705,205
6.00%, 07/15/22 (Call 12/01/17)[a]	24,440	25,404,234
6.38%, 06/15/26 (Call 06/15/21)[a]	20,736	21,135,375
6.50%, 07/15/24 (Call 07/15/19)[a]	26,427	27,285,877

Security	Principal (000s)	Value
6.50%, 05/15/25 (Call 05/15/20)[a]	$16,180	$16,656,541
Triumph Group Inc.
7.75%, 08/15/25 (Call 08/15/20)[a,b]	1,871	1,998,657

		240,916,393
AIRLINES — 0.24%
Air Canada
7.75%, 04/15/21[a,b]	8,098	9,243,867
American Airlines Group Inc.
4.63%, 03/01/20[a,b]	10,613	10,957,923
5.50%, 10/01/19[b]	16,216	16,886,937
6.13%, 06/01/18[a]	1,853	1,890,458
United Continental Holdings Inc.
4.25%, 10/01/22	7,195	7,221,981

		46,201,166
APPAREL — 0.21%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)[a,b]	19,668	20,202,724
4.88%, 05/15/26 (Call 02/15/26)[a,b]	19,776	20,344,560

		40,547,284
AUTO MANUFACTURERS — 0.92%
Fiat Chrysler Automobiles NV
4.50%, 04/15/20[a]	30,181	31,359,704
5.25%, 04/15/23[a]	31,617	33,544,299
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,b]	8,975	9,046,628
4.13%, 12/15/18[b]	10,212	10,416,240
4.25%, 11/15/19[a,b]	9,715	9,966,335
4.50%, 10/01/27 (Call 07/01/27)[b]	10,400	10,288,200
5.63%, 02/01/23 (Call 02/01/18)[b]	8,067	8,316,002
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/17)	27,027	27,132,405
Tesla Inc.
5.30%, 08/15/25 (Call 08/15/20)[a,b]	39,870	38,474,550

		178,544,363

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 1.20%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)[b]	$8,500	$8,585,000
5.00%, 10/01/24 (Call 10/01/19)[a,b]	21,109	21,962,673
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 12/01/17)[a]	8,147	8,365,128
6.25%, 04/01/25 (Call 04/01/20)[a,b]	15,785	16,146,393
6.50%, 04/01/27 (Call 04/01/22)[a,b]	11,465	11,708,631
6.63%, 10/15/22 (Call 12/01/17)[a]	9,634	9,963,062
Dana Financing Luxembourg Sarl
5.75%, 04/15/25 (Call 04/15/20)[a,b]	8,132	8,617,414
Dana Inc.
5.50%, 12/15/24 (Call 12/15/19)[a]	7,879	8,318,406
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)[a]	16,527	16,795,564
5.00%, 05/31/26 (Call 05/31/21)[a]	19,344	19,803,420
5.13%, 11/15/23 (Call 11/15/18)[a]	22,335	23,005,050
Schaeffler Finance BV
4.75%, 05/15/23 (Call 05/15/18)[a,b]	3,275	3,369,156
ZF North America Capital Inc.
4.00%, 04/29/20[a,b]	20,218	20,843,980
4.50%, 04/29/22[a,b]	21,322	22,308,142
4.75%, 04/29/25[a,b]	31,666	33,233,467

		233,025,486
BANKS — 1.59%
BPCE SA
VRN, (3 mo. LIBOR US + 12.980%)
12.50%, 08/29/49 (Call 09/30/19)[b,c,d]	8,975	10,592,295

Security	Principal (000s)	Value
CIT Group Inc.
3.88%, 02/19/19	$16,752	$17,003,280
5.00%, 08/15/22	28,232	30,382,062
5.00%, 08/01/23	17,310	18,707,350
5.38%, 05/15/20	16,458	17,585,747
Fifth Third Bancorp.
VRN, (3 mo. LIBOR US + 3.033%)
5.10%, 12/29/49 (Call 06/30/23)[c,d]	12,601	12,900,274
Royal Bank of Scotland Group PLC
5.13%, 05/28/24[a]	48,935	52,282,496
6.00%, 12/19/23[a]	42,874	47,743,200
6.10%, 06/10/23[a]	22,212	24,701,392
6.13%, 12/15/22	48,641	53,987,307
UniCredit SpA
VRN, (5 year USD ICE Swap + 3.703%)
5.86%, 06/19/32 (Call 06/19/27)[a,b,d]	21,775	23,208,376

		309,093,779
BEVERAGES — 0.15%
Cott Beverages Inc.
5.38%, 07/01/22 (Call 12/01/17)[a]	11,945	12,437,731
Cott Holdings Inc.
5.50%, 04/01/25 (Call 04/01/20)[b]	15,805	16,298,907

		28,736,638
BIOTECHNOLOGY — 0.01%
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[b]	3,070	330,025
9.50%, 10/21/22 (Call 12/15/18)[b]	14,895	1,578,870

		1,908,895
BUILDING MATERIALS — 0.50%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[a,b]	15,998	16,876,073

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Standard Industries Inc./NJ
5.00%, 02/15/27 (Call 02/15/22)[b]	$9,729	$10,129,618
5.13%, 02/15/21 (Call 02/15/18)[a,b]	9,913	10,222,781
5.38%, 11/15/24 (Call 11/15/19)[b]	22,230	23,435,551
5.50%, 02/15/23 (Call 02/15/19)[a,b]	9,530	10,057,815
6.00%, 10/15/25 (Call 10/15/20)[a,b]	24,791	26,828,356

		97,550,194
CHEMICALS — 1.92%
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	21,922	23,116,289
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	16,030	19,180,182
10.00%, 10/15/25 (Call 10/15/20)	11,899	14,453,001
CF Industries Inc.
3.45%, 06/01/23[a]	16,928	16,689,950
7.13%, 05/01/20	15,414	16,955,400
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)[a]	12,165	12,949,643
6.63%, 05/15/23 (Call 05/15/18)[a]	26,445	28,097,812
7.00%, 05/15/25 (Call 05/15/20)[a]	15,450	17,238,969
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/17)[a]	36,088	32,118,320
10.38%, 02/01/22 (Call 02/01/19)[a,b]	13,255	12,441,387
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/17)	10,052	7,143,622
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	14,016	14,693,440

Security	Principal (000s)	Value
5.13%, 11/15/22 (Call 08/15/22)	$6,981	$7,480,033
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)[a,b]	22,534	22,956,512
5.00%, 05/01/25 (Call 01/31/25)[b]	10,121	10,261,218
5.25%, 08/01/23 (Call 08/01/18)[b]	10,072	10,374,160
5.25%, 06/01/27 (Call 03/03/27)[a,b]	22,040	22,459,862
Olin Corp.
5.13%, 09/15/27 (Call 03/15/22)[a]	10,801	11,354,551
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	24,735	25,631,644
10.38%, 05/01/21 (Call 05/01/18)[b]	11,483	12,451,066
Tronox Finance LLC
7.50%, 03/15/22 (Call 03/15/18)[a,b]	13,159	13,849,848
Tronox Finance PLC
5.75%, 10/01/25 (Call 10/01/20)[a,b]	7,990	8,349,550
WR Grace & Co.-Conn
5.13%, 10/01/21 [a,b]	13,208	14,183,543

		374,430,002
COAL — 0.42%
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 12/01/17)[a]	40,812	41,775,163
8.00%, 04/01/23 (Call 04/01/18)[a]	11,330	12,132,541
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a,b]	19,355	10,645,250
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)[b]	8,090	8,330,861
6.38%, 03/31/25 (Call 03/31/20)[a,b]	9,274	9,543,719

		82,427,534

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 3.58%
ADT Corp. (The)
3.50%, 07/15/22	$21,243	$21,177,637
4.13%, 06/15/23	15,078	15,323,017
6.25%, 10/15/21	22,561	25,017,442
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/17)[a]	4,155	4,227,713
7.63%, 09/01/23 (Call 09/01/19)	5,628	5,923,470
7.88%, 12/01/22 (Call 12/01/18)	22,297	24,080,760
8.75%, 12/01/20 (Call 12/01/17)[a]	19,376	19,805,355
Ashtead Capital Inc.
4.13%, 08/15/25 (Call 08/15/20)[a,b]	11,530	11,678,930
4.38%, 08/15/27 (Call 08/15/22)[b]	13,350	13,532,581
5.63%, 10/01/24 (Call 10/01/19)[b]	9,330	9,939,249
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 12/01/17)[a,b]	7,849	7,912,773
5.50%, 04/01/23 (Call 04/01/18)[a]	13,836	14,042,848
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[a,b]	13,124	14,204,105
7.75%, 06/01/24 (Call 06/01/19)[a,b]	13,075	14,318,759
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[a,b]	17,535	15,811,639
5.88%, 10/15/20 (Call 12/01/17)[a]	14,022	13,921,419
6.25%, 10/15/22 (Call 12/01/17)[a]	9,451	9,049,333
6.75%, 04/15/19 (Call 12/01/17)[a]	4,208	4,221,150
7.38%, 01/15/21 (Call 12/01/17)[a]	10,523	10,584,316

Security	Principal (000s)	Value
7.63%, 06/01/22 (Call 06/01/19)[a,b]	$29,037	$30,276,880
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a,b]	25,287	26,445,987
Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)[a,b]	10,915	11,310,669
5.50%, 10/01/21 (Call 12/01/17)[a,b]	11,689	12,039,670
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/17)	15,834	16,071,510
5.00%, 04/15/22 (Call 12/01/17)[a,b]	50,594	52,049,483
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[a,b]	71,017	78,892,785
RR Donnelley & Sons Co.
6.00%, 04/01/24[a]	3,085	2,876,763
7.88%, 03/15/21	7,624	8,043,320
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 12/01/17)	9,249	9,503,347
5.38%, 05/15/24 (Call 05/15/19)[a]	19,015	20,081,953
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[a,b]	16,033	16,513,990
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)[a]	19,177	19,996,374
4.63%, 10/15/25 (Call 10/15/20)[a]	13,265	13,563,462
4.88%, 01/15/28 (Call 01/15/23)	37,507	37,600,767

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.50%, 07/15/25 (Call 07/15/20)[a]	$16,159	$17,293,986
5.50%, 05/15/27 (Call 05/15/22)[a]	22,987	24,605,241
5.75%, 11/15/24 (Call 05/15/19)[a]	19,250	20,412,746
5.88%, 09/15/26 (Call 09/15/21)[a]	22,259	24,238,019

		696,589,448
COMPUTERS — 1.97%
Dell Inc.
4.63%, 04/01/21[a]	8,719	9,037,243
5.88%, 06/15/19	12,832	13,431,896
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/18)[a,b]	35,465	37,054,719
7.13%, 06/15/24 (Call 06/15/19)[a,b]	36,852	40,617,814
EMC Corp.
2.65%, 06/01/20	45,013	44,449,212
3.38%, 06/01/23 (Call 03/01/23)[a]	22,585	21,758,766
Exela Intermediate LLC/Exela Finance Inc.
10.00%, 07/15/23 (Call 07/15/20)[a,b]	22,250	21,312,320
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/19)[b]	17,715	18,622,894
9.25%, 03/01/21 (Call 12/01/17)[b]	16,690	17,024,109
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)[a]	7,073	7,411,399
NCR Corp.
4.63%, 02/15/21 (Call 12/01/17)	10,221	10,371,392
5.00%, 07/15/22 (Call 12/01/17)[a]	12,357	12,617,998
5.88%, 12/15/21 (Call 12/15/17)	8,111	8,384,746
6.38%, 12/15/23 (Call 12/15/18)[a]	16,070	17,057,158

Security	Principal (000s)	Value
West Corp.
8.50%, 10/15/25 (Call 10/15/20)[a,b]	$16,102	$15,659,195
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)[a]	75,816	88,951,122

		383,761,983
COSMETICS & PERSONAL CARE — 0.36%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[a,b]	11,538	11,712,560
Avon Products Inc.
6.60%, 03/15/20[a]	8,178	8,053,449
7.00%, 03/15/23[a]	11,099	9,239,917
Edgewell Personal Care Co.
4.70%, 05/19/21	11,114	11,714,619
4.70%, 05/24/22[a]	8,925	9,476,119
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 12/01/17)[b]	12,392	12,502,151
5.00%, 07/01/25 (Call 07/01/20)[b]	8,015	8,228,256

		70,927,071
DISTRIBUTION & WHOLESALE — 0.12%
HD Supply Inc.
5.75%, 04/15/24 (Call 04/15/19)[b]	22,430	24,196,363

		24,196,363
DIVERSIFIED FINANCIAL SERVICES — 4.37%
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)[a]	10,650	10,876,313
4.63%, 12/15/18[a]	6,991	7,174,514
5.00%, 04/01/23[a]	10,538	11,178,663
5.13%, 03/15/21[a]	10,366	11,003,077
5.50%, 02/15/22	10,432	11,213,003
6.25%, 12/01/19[a]	9,685	10,387,163
Ally Financial Inc.
3.25%, 11/05/18	11,906	11,995,890
3.50%, 01/27/19	12,334	12,484,475
3.75%, 11/18/19[a]	19,526	19,917,170
4.13%, 03/30/20[a]	15,998	16,537,932

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.13%, 02/13/22[a]	$13,711	$14,222,782
4.25%, 04/15/21[a]	13,002	13,566,807
4.63%, 05/19/22[a]	7,671	8,096,298
4.63%, 03/30/25[a]	9,871	10,494,951
4.75%, 09/10/18	4,425	4,513,544
5.13%, 09/30/24[a]	14,588	15,973,860
5.75%, 11/20/25 (Call 10/20/25)[a]	23,408	25,895,100
7.50%, 09/15/20[a]	10,180	11,462,044
8.00%, 12/31/18	7,600	8,060,750
8.00%, 03/15/20[a]	20,778	23,336,291
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/17)[a]	23,171	23,267,118
5.88%, 02/01/22 (Call 12/01/17)[a]	30,016	30,949,831
6.00%, 08/01/20 (Call 12/01/17)[a]	36,862	37,984,669
6.25%, 02/01/22 (Call 02/01/19)[a]	15,713	16,433,179
6.75%, 02/01/24 (Call 02/01/20)[a]	11,784	12,495,248
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[b]	17,160	16,264,462
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 12/01/17)[b]	8,355	8,465,964
7.25%, 08/15/24 (Call 08/15/20)[a,b]	7,955	8,124,044
7.38%, 04/01/20 (Call 12/01/17)[b]	11,475	11,847,937
7.50%, 04/15/21 (Call 12/01/17)[b]	8,150	8,495,101
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)[a,b]	9,117	9,428,118
5.25%, 10/01/25 (Call 10/01/20)[b]	8,928	8,889,870

Security	Principal (000s)	Value
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/17)[a]	$2,963	$2,968,864
6.50%, 07/01/21 (Call 12/01/17)	11,372	11,546,292
7.88%, 10/01/20 (Call 12/01/17)	6,090	6,216,875
Navient Corp.
4.88%, 06/17/19	20,324	20,873,384
5.00%, 10/26/20	8,699	8,959,970
5.50%, 01/15/19[a]	20,854	21,490,047
5.50%, 01/25/23[a]	21,822	22,069,680
5.88%, 03/25/21	11,939	12,550,874
5.88%, 10/25/24[a]	11,010	11,202,675
6.13%, 03/25/24[a]	18,269	18,785,099
6.50%, 06/15/22	15,525	16,534,125
6.63%, 07/26/21[a]	16,633	17,818,101
6.75%, 06/25/25[a]	10,310	10,773,950
7.25%, 01/25/22[a]	16,989	18,518,010
7.25%, 09/25/23[a]	10,893	11,817,303
8.00%, 03/25/20[a]	32,385	35,744,944
8.45%, 06/15/18	12,522	12,984,618
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/01/17)[b]	13,221	13,705,770
7.25%, 12/15/21 (Call 12/15/17)[b]	14,534	15,109,414
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a,b]	29,549	31,251,761
Springleaf Finance Corp.
5.25%, 12/15/19	15,258	15,746,734
6.13%, 05/15/22[a]	22,284	23,593,185
6.90%, 12/15/17	527	529,003
7.75%, 10/01/21[a]	13,725	15,440,625
8.25%, 12/15/20[a]	21,413	24,143,157

		851,410,628
ELECTRIC — 2.83%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[a]	14,992	15,342,294

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.13%, 09/01/27 (Call 09/01/22)	$9,830	$10,084,924
5.50%, 03/15/24 (Call 03/15/19)	16,074	16,772,931
5.50%, 04/15/25 (Call 04/15/20)[a]	12,449	13,124,119
6.00%, 05/15/26 (Call 05/15/21)[a]	10,814	11,654,248
7.38%, 07/01/21 (Call 06/01/21)	16,183	18,408,163
8.00%, 06/01/20	2,083	2,374,620
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[a,b]	11,318	11,302,188
5.38%, 01/15/23 (Call 10/15/18)[a]	27,007	26,230,549
5.50%, 02/01/24 (Call 02/01/19)[a]	14,290	13,688,497
5.75%, 01/15/25 (Call 10/15/19)[a]	35,107	33,260,372
5.88%, 01/15/24 (Call 11/01/18)[a,b]	8,651	8,953,785
6.00%, 01/15/22 (Call 12/01/17)[a,b]	14,930	15,408,693
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)[a]	14,474	15,979,296
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)[a]	10,931	11,279,100
7.38%, 11/01/22 (Call 11/01/18)[a]	39,486	42,398,092
7.63%, 11/01/24 (Call 11/01/19)[a]	26,228	28,654,090
8.00%, 01/15/25 (Call 01/15/20)[a,b]	16,119	17,670,454
8.13%, 01/30/26 (Call 07/30/20)[a,b]	18,920	20,989,375
Enel SpA
VRN, (5 year USD Swap + 5.880%)
8.75%, 09/24/73 (Call 09/24/23)[a,b,d]	24,732	30,348,363

Security	Principal (000s)	Value
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)[a]	$7,725	$7,833,633
3.70%, 09/01/24 (Call 07/01/24)[a,b]	5,465	5,468,989
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)[a,b]	11,969	12,088,690
4.50%, 09/15/27 (Call 06/15/27)[a,b]	11,275	11,329,207
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	22,377	23,551,792
6.25%, 05/01/24 (Call 05/01/19)[a]	15,465	16,374,535
6.63%, 03/15/23 (Call 12/01/17)[a]	20,928	21,660,480
6.63%, 01/15/27 (Call 07/15/21)[a]	26,240	27,949,683
7.25%, 05/15/26 (Call 05/15/21)[a]	22,345	24,237,197
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	15,578	14,214,925
4.63%, 07/15/19 (Call 04/15/19)[b]	1,151	1,165,388
6.50%, 05/01/18[a]	642	652,254
6.50%, 06/01/25 (Call 06/01/20)	10,945	9,522,150
9.50%, 07/15/22 (Call 07/15/20)[a,b]	9,670	9,986,377

		549,959,453
ELECTRONICS — 0.07%
Ingram Micro Inc.
5.45%, 12/15/24 (Call 09/15/24)[a]	12,892	13,185,293

		13,185,293
ENERGY – ALTERNATE SOURCES — 0.12%
TerraForm Power Operating LLC
6.38%, 02/01/23 (Call 02/01/18)[b,e]	22,624	23,783,480

		23,783,480

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ENGINEERING & CONSTRUCTION — 0.40%
AECOM
5.13%, 03/15/27 (Call 12/15/26)	$21,632	$22,266,211
5.75%, 10/15/22 (Call 12/01/17)[a]	14,980	15,691,550
5.88%, 10/15/24 (Call 07/15/24)[a]	16,357	18,070,396
Brand Industrial Services Inc.
8.50%, 07/15/25 (Call 07/15/20)[b]	19,925	21,070,688

		77,098,845
ENTERTAINMENT — 2.05%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)[a]	12,774	12,470,617
5.88%, 11/15/26 (Call 11/15/21)[a]	12,845	12,560,635
6.13%, 05/15/27 (Call 05/15/22)[a]	10,828	10,707,227
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)[a]	15,502	15,753,907
5.13%, 12/15/22 (Call 12/15/17)[a]	6,834	6,997,162
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)[a]	21,318	22,543,785
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	8,996	9,088,209
4.38%, 04/15/21	8,334	8,707,556
4.88%, 11/01/20 (Call 08/01/20)[a]	21,131	22,270,565
5.38%, 11/01/23 (Call 08/01/23)	10,945	11,902,688
5.38%, 04/15/26	21,928	23,709,650
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	12,865	13,632,886

Security	Principal (000s)	Value
6.25%, 02/15/22 (Call 08/15/21)[b]	$33,426	$36,723,809
6.50%, 02/15/25 (Call 08/15/24)[a,b]	23,628	26,581,500
Regal Entertainment Group
5.75%, 03/15/22 (Call 12/01/17)[a]	17,105	17,725,056
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[b]	43,354	45,792,662
10.00%, 12/01/22 (Call 12/01/18)[a]	50,270	55,456,331
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)[b]	21,682	22,305,357
5.50%, 04/15/27 (Call 04/15/22)[a,b]	10,670	11,126,498
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 12/01/17)[a,b]	11,866	12,473,803

		398,529,903
ENVIRONMENTAL CONTROL — 0.26%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/17)	16,204	16,415,174
5.25%, 08/01/20 (Call 12/01/17)[a]	9,693	9,821,432
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[a]	7,282	7,263,795
5.88%, 07/01/25 (Call 07/01/20)	8,873	8,784,270
6.38%, 10/01/22 (Call 12/01/17)[a]	7,772	7,984,273

		50,268,944
FOOD — 1.31%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)[a]	25,734	22,670,663

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
6.63%, 06/15/24 (Call 06/15/19)[a]	$27,823	$26,047,893
B&G Foods Inc.
4.63%, 06/01/21 (Call 12/01/17)	12,858	13,095,378
5.25%, 04/01/25 (Call 04/01/20)[a]	9,665	9,855,698
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)[a,b]	17,686	18,481,870
4.88%, 11/01/26 (Call 11/01/21)[a,b]	17,131	17,987,550
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[a,b]	7,725	8,156,635
5.88%, 09/30/27 (Call 09/30/22)[b]	6,347	6,593,898
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[a,b]	37,670	37,868,159
5.50%, 03/01/25 (Call 03/01/20)[a,b]	22,049	22,879,284
5.75%, 03/01/27 (Call 03/01/22)[a,b]	32,918	34,267,638
6.00%, 12/15/22 (Call 06/15/18)[b]	14,298	14,982,119
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/01/17)	6,304	6,499,007
6.00%, 02/15/24 (Call 02/15/19)[a,b]	14,614	15,630,890

		255,016,682
FOOD SERVICE — 0.21%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)	9,791	10,242,610
5.00%, 04/01/25 (Call 04/01/20)[b]	11,598	12,363,468
5.13%, 01/15/24 (Call 01/15/19)	17,881	18,931,509

		41,537,587

Security	Principal (000s)	Value
GAS — 0.43%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	$14,858	$15,174,729
5.63%, 05/20/24 (Call 03/20/24)[a]	14,339	15,145,569
5.75%, 05/20/27 (Call 02/20/27)	11,725	12,003,469
5.88%, 08/20/26 (Call 05/20/26)[a]	14,347	14,885,013
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)[a]	11,500	10,879,338
7.50%, 11/01/23 (Call 11/01/19)[a]	15,279	15,240,802

		83,328,920
HEALTH CARE – PRODUCTS — 1.22%
Alere Inc.
6.50%, 06/15/20 (Call 11/02/17)	6,661	6,762,997
7.25%, 07/01/18 (Call 11/02/17)	6,625	6,625,000
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)[a,b]	25,065	25,516,701
9.00%, 10/01/25 (Call 10/01/20)[a,b]	35,375	35,737,594
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a,b]	22,986	21,869,970
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[b]	17,870	18,663,071
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[b]	10,509	11,008,178
12.50%, 11/01/21 (Call 05/01/19)[a,b]	9,137	10,161,369

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Mallinckrodt International Finance SA
4.75%, 04/15/23[a]	$12,635	$10,676,575
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 12/01/17)[a,b]	13,595	13,545,808
5.50%, 04/15/25 (Call 04/15/20)[a,b]	14,607	13,076,148
5.63%, 10/15/23 (Call 10/15/18)[a,b]	16,432	15,332,392
5.75%, 08/01/22 (Call 12/01/17)[a,b]	17,833	17,384,389
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[b]	29,984	30,133,920

		236,494,112
HEALTH CARE – SERVICES — 7.37%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)[a]	13,819	14,179,745
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	21,079	22,018,145
4.75%, 01/15/25 (Call 01/15/20)[a]	24,950	25,734,777
5.63%, 02/15/21 (Call 02/15/18)[a]	29,116	30,207,850
6.13%, 02/15/24 (Call 02/15/19)[a]	20,772	22,322,405
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/01/17)[a]	22,156	21,503,437
6.25%, 03/31/23 (Call 03/31/20)	66,416	63,925,400
6.88%, 02/01/22 (Call 02/01/18)[a]	63,152	45,864,140
7.13%, 07/15/20 (Call 12/01/17)[a]	25,999	22,554,133
8.00%, 11/15/19 (Call 12/01/17)[a]	41,876	39,782,200

Security	Principal (000s)	Value
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)[a]	$32,986	$32,556,004
5.13%, 07/15/24 (Call 07/15/19)[a]	38,226	38,443,422
5.75%, 08/15/22 (Call 12/01/17)[a]	27,703	28,519,033
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 12/01/17)[b]	15,315	15,539,939
5.63%, 07/15/22 (Call 12/01/17)[a]	26,010	26,546,456
6.25%, 12/01/24 (Call 12/01/19)[a,b]	12,891	13,453,232
HCA Healthcare Inc.
6.25%, 02/15/21[a]	22,057	23,707,680
HCA Inc.
3.75%, 03/15/19	25,965	26,367,754
4.25%, 10/15/19[a]	10,499	10,804,990
4.50%, 02/15/27 (Call 08/15/26)[a]	24,103	24,289,690
4.75%, 05/01/23[a]	26,956	28,217,541
5.00%, 03/15/24	43,743	46,064,878
5.25%, 04/15/25[a]	28,418	30,300,693
5.25%, 06/15/26 (Call 12/15/25)	31,059	32,939,849
5.38%, 02/01/25[a]	56,301	57,941,510
5.88%, 03/15/22	29,694	32,430,626
5.88%, 05/01/23[a]	27,307	29,173,212
5.88%, 02/15/26 (Call 08/15/25)[a]	32,538	34,196,390
6.50%, 02/15/20	59,784	64,405,375
7.50%, 02/15/22[a]	43,618	49,506,430
HealthSouth Corp.
5.75%, 11/01/24 (Call 12/01/17)	27,364	27,989,462
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 12/01/17)[a]	9,663	8,914,951
8.00%, 01/15/20[a]	17,495	17,655,429
8.75%, 01/15/23 (Call 01/15/18)[a]	13,749	13,400,958

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)[a]	$12,465	$12,527,325
5.50%, 12/01/21 (Call 12/01/17)[a]	21,357	21,810,836
5.88%, 12/01/23 (Call 12/01/18)[a]	10,052	10,330,440
Molina Healthcare Inc.
5.38%, 11/15/22 (Call 08/15/22)	15,138	15,739,736
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[a,b]	35,427	38,100,127
Tenet Healthcare Corp.
4.38%, 10/01/21[a]	20,619	20,636,427
4.50%, 04/01/21[a]	16,036	16,236,450
4.63%, 07/15/24 (Call 07/15/20)[b]	40,000	39,400,000
4.75%, 06/01/20[a]	9,004	9,229,100
5.13%, 05/01/25 (Call 05/01/20)[a,b]	29,165	28,314,111
5.50%, 03/01/19[a]	6,501	6,593,098
6.00%, 10/01/20[a]	38,804	40,837,815
6.75%, 06/15/23[a]	41,327	38,795,721
7.00%, 08/01/25 (Call 08/01/20)[a,b]	10,975	10,014,092
7.50%, 01/01/22 (Call 01/01/19)[a,b]	15,630	16,489,650
8.13%, 04/01/22[a]	61,116	61,421,580
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)[a]	24,822	26,176,867

		1,434,111,111
HOLDING COMPANIES – DIVERSIFIED — 0.31%
HRG Group Inc.
7.75%, 01/15/22 (Call 12/01/17)	18,077	18,899,503
7.88%, 07/15/19 (Call 12/01/17)[a]	15,411	15,581,164
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)[a]	16,880	18,215,579

Security	Principal (000s)	Value
Noble Group Ltd.
6.75%, 01/29/20[b]	$20,705	$8,547,283

		61,243,529
HOME BUILDERS — 1.51%
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)[b]	1,587	1,580,387
8.75%, 03/15/22 (Call 03/15/19)	11,995	13,253,287
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/17)[a,b]	10,019	10,223,250
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 12/01/17)[a,b]	11,411	11,938,759
CalAtlantic Group Inc.
5.25%, 06/01/26 (Call 12/01/25)[a]	7,878	8,399,918
5.88%, 11/15/24 (Call 05/15/24)[a]	10,215	11,329,636
8.38%, 05/15/18	652	672,550
8.38%, 01/15/21[a]	7,988	9,296,035
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)[a,b]	11,150	12,195,312
10.50%, 07/15/24 (Call 07/15/20)[a,b]	7,810	8,708,150
KB Home
4.75%, 05/15/19 (Call 02/15/19)	6,662	6,820,223
7.00%, 12/15/21 (Call 09/15/21)[a]	9,916	11,176,324
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	12,944	13,397,040
4.50%, 06/15/19 (Call 04/16/19)	7,748	7,972,571
4.50%, 11/15/19 (Call 08/15/19)[a]	11,266	11,646,228

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.50%, 04/30/24 (Call 01/31/24)[a]	$13,756	$14,164,476
4.75%, 04/01/21 (Call 02/01/21)[a]	9,752	10,226,334
4.75%, 11/15/22 (Call 08/15/22)	12,113	12,779,215
4.75%, 05/30/25 (Call 02/28/25)[a]	10,406	10,848,255
4.88%, 12/15/23 (Call 09/15/23)[a]	8,262	8,719,360
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	14,783	15,374,320
5.00%, 01/15/27 (Call 10/15/26)[a]	12,903	13,537,398
5.50%, 03/01/26 (Call 12/01/25)[a]	13,478	14,775,257
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.25%, 04/15/21 (Call 12/01/17)[b]	11,294	11,537,360
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)[a]	6,055	6,340,342
4.88%, 03/15/27 (Call 12/15/26)	10,135	10,635,416
5.88%, 02/15/22 (Call 11/15/21)[a]	6,707	7,431,691
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19[a]	8,661	8,863,451
5.88%, 06/15/24[a]	9,438	10,216,635

		294,059,180
HOME FURNISHINGS — 0.12%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)[a]	13,218	13,614,540
5.63%, 10/15/23 (Call 10/15/18)	9,109	9,609,739

		23,224,279

Security	Principal (000s)	Value
HOUSEHOLD PRODUCTS & WARES — 0.26%
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[a,b]	$17,387	$16,644,947
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[a]	22,900	24,330,073
6.63%, 11/15/22 (Call 12/01/17)[a]	10,049	10,446,421

		51,421,441
INSURANCE — 0.51%
Genworth Holdings Inc.
4.80%, 02/15/24[a]	8,770	7,465,463
4.90%, 08/15/23	6,751	5,742,569
7.20%, 02/15/21	8,525	8,127,166
7.63%, 09/24/21	16,277	15,682,483
7.70%, 06/15/20[a]	7,897	7,755,574
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/17)[a,b]	24,383	25,358,320
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	10,585	10,849,625
Voya Financial Inc.
VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[a,d]	17,080	18,062,098

		99,043,298
INTERNET — 1.43%
Netflix Inc.
4.38%, 11/15/26 [a,b]	21,673	21,224,690
4.88%, 04/15/28[b]	33,995	33,789,330
5.38%, 02/01/21[a]	9,155	9,767,241
5.50%, 02/15/22[a]	14,749	15,814,799
5.75%, 03/01/24	8,717	9,335,206
5.88%, 02/15/25	17,362	18,722,313
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)[a]	8,583	8,822,490
5.00%, 04/15/25 (Call 04/15/20)[a,b]	26,147	27,323,615

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)[a]	$15,658	$16,142,963
4.75%, 07/15/27 (Call 07/15/22)	10,755	11,103,193
5.25%, 04/01/25 (Call 01/01/25)[a]	10,503	11,387,676
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)[b]	36,415	38,352,930
6.00%, 04/01/23 (Call 04/01/18)[a]	31,674	33,321,656
6.38%, 05/15/25 (Call 05/15/20)[a]	20,661	22,238,674

		277,346,776
IRON & STEEL — 1.12%
AK Steel Corp.
7.00%, 03/15/27 (Call 03/15/22)[a]	9,765	9,737,100
7.63%, 10/01/21 (Call 12/01/17)[a]	7,267	7,538,503
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)[a]	10,055	10,358,446
7.88%, 08/15/23 (Call 05/15/23)[a]	10,671	11,698,084
ArcelorMittal
5.75%, 08/05/20[a]	12,275	13,318,375
6.00%, 03/01/21	15,051	16,448,184
6.13%, 06/01/25[a]	9,762	11,267,789
6.75%, 02/25/22	24,717	28,383,354
Cleveland-Cliffs Inc.
5.75%, 03/01/25 (Call 03/01/20)[b]	24,537	23,800,890
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)[a]	6,765	7,169,732
5.13%, 10/01/21 (Call 12/01/17)	12,465	12,807,787
5.25%, 04/15/23 (Call 04/15/18)	7,070	7,323,541
5.50%, 10/01/24 (Call 10/01/19)[a]	10,672	11,389,934

Security	Principal (000s)	Value
U.S. Steel Corp.
6.88%, 08/15/25 (Call 08/15/20)[a]	$17,122	$17,423,176
7.38%, 04/01/20[a]	7,608	8,274,753
8.38%, 07/01/21 (Call 07/01/18)[b]	19,895	21,778,460

		218,718,108
LEISURE TIME — 0.16%
NCL Corp. Ltd.
4.75%, 12/15/21 (Call 12/15/18)[a,b]	13,084	13,613,902
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[a,b]	11,637	12,151,205
5.38%, 04/15/23 (Call 04/15/18)[a,b]	4,375	4,571,875

		30,336,982
LODGING — 2.17%
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)[a]	17,529	19,190,604
6.88%, 05/15/23 (Call 05/15/18)	15,663	16,818,146
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/17)	17,291	17,766,503
11.00%, 10/01/21 (Call 12/01/17)	20,438	21,672,797
CRC Escrow Issuer LLC/CRC Finco Inc.
5.25%, 10/15/25 (Call 10/15/20)[b]	30,035	30,222,719
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[a,b]	11,249	12,166,106
10.75%, 09/01/24 (Call 09/01/19)[a,b]	13,481	14,448,262
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)	19,240	19,635,490

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	$18,920	$19,495,484
4.88%, 04/01/27 (Call 04/01/22)[a]	12,450	13,091,175
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[a,b]	16,210	17,169,705
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	10,433	10,433,000
5.25%, 03/31/20[a]	10,623	11,173,803
6.00%, 03/15/23	28,325	31,019,336
6.63%, 12/15/21[a]	28,167	31,476,622
6.75%, 10/01/20	22,567	24,828,213
7.75%, 03/15/22	21,755	25,250,593
8.63%, 02/01/19	14,658	15,722,292
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	7,565	7,842,012
5.25%, 05/15/27 (Call 02/15/27)[b]	19,875	20,261,320
5.50%, 03/01/25 (Call 12/01/24)[b]	40,586	42,581,480

		422,265,662
MACHINERY — 0.59%
BlueLine Rental Finance Corp./BlueLine Rental LLC
9.25%, 03/15/24 (Call 03/15/20)[a,b]	25,180	27,320,300
CNH Industrial Capital LLC
3.38%, 07/15/19	7,856	7,983,660
3.88%, 07/16/18	2,885	2,920,341
3.88%, 10/15/21[a]	7,008	7,244,520
4.38%, 11/06/20[a]	10,909	11,437,541
4.38%, 04/05/22	9,515	10,115,634
4.88%, 04/01/21	10,063	10,733,196
CNH Industrial NV
4.50%, 08/15/23	13,147	13,912,428

Security	Principal (000s)	Value
Vertiv Group Corp.
9.25%, 10/15/24 (Call 10/15/19)[b]	$17,495	$19,192,220
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 12/01/17)[a]	4,448	4,698,200

		115,558,040
MANUFACTURING — 0.98%
Bombardier Inc.
4.75%, 04/15/19 [a,b]	12,434	12,646,721
5.75%, 03/15/22[b]	10,596	10,532,853
6.00%, 10/15/22 (Call 12/01/17)[a,b]	25,468	25,181,485
6.13%, 01/15/23[b]	26,557	26,515,279
7.50%, 03/15/25 (Call 03/15/20)[a,b]	33,278	34,356,207
7.75%, 03/15/20[a,b]	18,111	19,424,047
8.75%, 12/01/21[b]	30,188	33,488,370
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 11/16/17)[a,b]	28,624	29,446,940

		191,591,902
MEDIA — 12.42%
Altice Financing SA
6.50%, 01/15/22 (Call 12/01/17)[b]	18,705	19,382,716
6.63%, 02/15/23 (Call 02/15/18)[b]	42,524	44,796,342
7.50%, 05/15/26 (Call 05/15/21)[a,b]	58,573	64,271,134
Altice Finco SA
8.13%, 01/15/24 (Call 12/15/18)[a,b]	7,500	8,100,000
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[a,b]	31,382	34,025,331
7.75%, 05/15/22 (Call 12/01/17)[a,b]	59,954	63,476,297
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[b]	24,933	26,026,741

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.50%, 05/15/26 (Call 05/15/21)[b]	$32,121	$33,363,761
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	12,747	13,081,609
4.75%, 08/01/25 (Call 08/01/21)[a]	19,160	19,136,050
5.00%, 04/01/24 (Call 04/01/20)	20,863	21,254,181
Cablevision Systems Corp.
5.88%, 09/15/22[a]	13,778	14,162,226
8.00%, 04/15/20[a]	11,998	13,244,742
CBS Radio Inc.
7.25%, 11/01/24 (Call 11/01/19)[a,b]	9,456	9,927,111
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)[b]	2,225	2,256,996
5.00%, 02/01/28 (Call 08/01/22)[b]	36,250	35,900,188
5.13%, 02/15/23 (Call 02/15/18)	21,558	22,328,699
5.13%, 05/01/23 (Call 05/01/18)[b]	24,796	25,849,830
5.13%, 05/01/27 (Call 05/01/22)[b]	70,997	71,618,224
5.25%, 03/15/21 (Call 12/01/17)[a]	8,155	8,351,900
5.25%, 09/30/22 (Call 12/01/17)[a]	21,564	22,210,920
5.38%, 05/01/25 (Call 05/01/20)[b]	16,894	17,468,866
5.50%, 05/01/26 (Call 05/01/21)[a,b]	33,217	34,030,328
5.75%, 09/01/23 (Call 03/01/18)	8,875	9,178,493
5.75%, 01/15/24 (Call 07/15/18)	21,587	22,438,486
5.75%, 02/15/26 (Call 02/15/21)[b]	51,982	54,347,181
5.88%, 04/01/24 (Call 04/01/19)[a,b]	37,056	39,402,215

Security	Principal (000s)	Value
5.88%, 05/01/27 (Call 05/01/21)[b]	$18,050	$18,842,640
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/17)[b]	15,957	16,280,927
5.13%, 12/15/21 (Call 12/01/17)[a,b]	9,907	10,108,112
6.38%, 09/15/20 (Call 12/01/17)[b]	21,666	22,067,475
7.75%, 07/15/25 (Call 07/15/20)[b]	13,984	15,266,282
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 12/01/17)[a]	53,440	55,188,006
Series B
7.63%, 03/15/20 (Call 12/01/17)[a]	38,748	38,748,000
CSC Holdings LLC
5.25%, 06/01/24	15,073	15,019,519
5.50%, 04/15/27 (Call 04/15/22)[a,b]	27,475	28,272,066
6.63%, 10/15/25 (Call 10/15/20)[a,b]	21,373	23,358,909
6.75%, 11/15/21[a]	23,093	25,406,692
8.63%, 02/15/19	9,751	10,445,759
10.13%, 01/15/23 (Call 01/15/19)[a,b]	38,831	44,325,373
10.88%, 10/15/25 (Call 10/15/20)[b]	35,658	43,700,355
DISH DBS Corp.
5.00%, 03/15/23[a]	31,615	30,630,382
5.13%, 05/01/20[a]	23,406	23,977,942
5.88%, 07/15/22[a]	42,462	42,801,378
5.88%, 11/15/24[a]	42,775	42,828,469
6.75%, 06/01/21[a]	43,863	46,056,150
7.75%, 07/01/26[a]	42,400	46,428,000
7.88%, 09/01/19[a]	30,770	33,246,985
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[a,b]	11,330	11,298,276

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.88%, 07/15/26 (Call 07/15/21)[a,b]	$15,543	$15,899,421
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/17)	30,084	22,186,950
9.00%, 03/01/21 (Call 12/01/17)	30,440	21,930,577
9.00%, 09/15/22 (Call 12/01/17)	17,715	12,753,654
10.63%, 03/15/23 (Call 03/15/18)	19,578	14,052,368
11.25%, 03/01/21 (Call 12/01/17)[b]	11,032	7,805,140
11.25%, 03/01/21 (Call 12/01/17)	10,911	7,855,920
LIN Television Corp.
5.88%, 11/15/22 (Call 11/15/17)	7,179	7,474,328
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)[a,b]	19,734	20,227,350
Quebecor Media Inc.
5.75%, 01/15/23[a]	16,877	18,269,353
SFR Group SA
6.00%, 05/15/22 (Call 12/01/17)[a,b]	87,513	91,232,302
6.25%, 05/15/24 (Call 05/15/19)[a,b]	30,015	31,452,436
7.38%, 05/01/26 (Call 05/01/21)[a,b]	110,428	118,651,982
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)[a,b]	8,912	8,457,488
5.38%, 04/01/21 (Call 11/16/17)[a]	10,744	11,012,600
5.63%, 08/01/24 (Call 08/01/19)[a,b]	12,364	12,549,460
6.13%, 10/01/22 (Call 11/16/17)[a]	9,851	10,153,918
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)[a,b]	19,365	19,728,094

Security	Principal (000s)	Value
4.63%, 05/15/23 (Call 05/15/18)[a,b]	$9,751	$9,999,618
5.00%, 08/01/27 (Call 08/01/22)[b]	33,528	33,905,190
5.38%, 04/15/25 (Call 04/15/20)[b]	21,528	22,685,130
5.38%, 07/15/26 (Call 07/15/21)[a,b]	21,753	22,855,292
6.00%, 07/15/24 (Call 07/15/19)[b]	34,434	36,801,727
TEGNA Inc.
5.13%, 10/15/19 (Call 12/01/17)	5,143	5,229,402
5.13%, 07/15/20 (Call 12/01/17)[a]	13,107	13,441,501
6.38%, 10/15/23 (Call 10/15/18)[a]	13,778	14,656,348
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[a]	26,040	27,081,600
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a,b]	18,341	19,586,354
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.00%, 01/15/25 (Call 01/15/20)[a,b]	11,007	11,484,484
5.50%, 01/15/23 (Call 01/15/18)[a,b]	15,623	16,058,900
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a,b]	25,395	25,646,507
5.13%, 02/15/25 (Call 02/15/20)[a,b]	32,877	32,650,971
6.75%, 09/15/22 (Call 12/01/17)[a,b]	10,273	10,645,396
UPC Holding BV
5.50%, 01/15/28 (Call 10/15/22)[b]	11,700	11,637,990
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[a,b]	25,450	26,022,625

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Viacom Inc.
VRN, (3 mo. LIBOR US + 3.895%)
5.88%, 02/28/57 (Call 02/28/22)[a,d]	$14,541	$14,359,965
VRN, (3 mo. LIBOR US + 3.899%)
6.25%, 02/28/57 (Call 02/28/27)[a,d]	14,240	14,069,120
Videotron Ltd.
5.00%, 07/15/22	17,498	18,897,840
5.13%, 04/15/27 (Call 04/15/22)[a,b]	12,940	13,547,857
5.38%, 06/15/24 (Call 03/15/24)[a,b]	11,684	12,621,154
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[a,b]	8,480	8,777,588
6.00%, 10/15/24 (Call 10/15/19)[a,b]	11,540	12,113,150
6.38%, 04/15/23 (Call 04/15/18)[a,b]	10,330	10,794,850
Virgin Media Secured Finance PLC
5.25%, 01/15/21	8,715	9,294,257
5.25%, 01/15/26 (Call 01/15/20)[a,b]	23,103	23,973,983
5.50%, 01/15/25 (Call 01/15/19)[a,b]	7,552	7,891,840
5.50%, 08/15/26 (Call 08/15/21)[a,b]	15,553	16,289,926
Ziggo Bond Finance BV
5.88%, 01/15/25 (Call 01/15/20)[a,b]	8,555	8,810,143
6.00%, 01/15/27 (Call 01/15/22)[a,b]	14,665	14,899,232
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[a,b]	43,311	44,177,220

		2,416,528,765

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.31%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a,b]	$33,655	$34,685,516
6.25%, 08/15/24 (Call 08/15/19)[a,b]	23,635	24,909,399

		59,594,915
MINING — 2.05%
Alcoa Nederland Holding BV
6.75%, 09/30/24 (Call 09/30/19)[a,b]	16,380	18,070,416
7.00%, 09/30/26 (Call 09/30/21)[a,b]	10,075	11,468,708
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/17)[a]	9,288	9,272,037
9.50%, 04/01/21 (Call 04/01/18)[a,b]	15,083	16,059,205
Anglo American Capital PLC
4.88%, 05/14/25[b]	6,472	6,912,646
Constellium NV
5.75%, 05/15/24 (Call 05/15/19)[b]	7,803	7,861,522
6.63%, 03/01/25 (Call 03/01/20)[a,b]	12,735	13,183,510
7.88%, 04/01/21 (Call 11/29/17)[b]	10,155	10,772,424
8.00%, 01/15/23 (Call 01/15/18)[a,b]	8,030	8,585,074
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)[a,b]	17,132	17,451,577
5.13%, 05/15/24 (Call 02/15/24)[a,b]	17,310	17,774,036
Freeport-McMoRan Inc.
3.10%, 03/15/20	21,398	21,478,242
3.55%, 03/01/22 (Call 12/01/21)[a]	40,296	39,793,980
3.88%, 03/15/23 (Call 12/15/22)[a]	42,251	41,670,049
4.00%, 11/14/21[a]	12,839	12,923,463

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.55%, 11/14/24 (Call 08/14/24)[a]	$19,261	$19,222,671
6.50%, 11/15/20 (Call 12/01/17)	10,100	10,294,786
6.75%, 02/01/22 (Call 02/01/18)	2,692	2,799,680
6.88%, 02/15/23 (Call 02/15/20)[a]	15,821	17,255,876
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)[a,b]	10,590	10,691,452
5.13%, 09/01/21 (Call 06/01/21)	9,354	9,979,834
5.95%, 03/15/24 (Call 12/15/23)[a]	11,502	12,738,724
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/20/17)[a,b]	8,909	9,256,896
7.88%, 11/01/22 (Call 11/01/18)[b]	9,422	10,198,474
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[a]	12,296	12,404,497
4.75%, 01/15/22 (Call 10/15/21)	14,539	15,356,819
8.50%, 06/01/24 (Call 06/01/19)[b]	13,944	15,965,880

		399,442,478
OFFICE & BUSINESS EQUIPMENT — 0.18%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	11,037	11,515,270
5.00%, 09/01/25 (Call 03/01/20)[a]	12,114	12,659,130
5.50%, 12/01/24 (Call 06/01/24)	10,457	11,568,056

		35,742,456
OIL & GAS — 8.51%
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)[a]	13,825	14,057,448
5.13%, 12/01/22 (Call 12/01/17)[a]	24,419	25,014,665

Security	Principal (000s)	Value
5.38%, 11/01/21 (Call 12/01/17)[a]	$22,879	$23,450,499
5.63%, 06/01/23 (Call 06/01/18)[a]	15,481	16,216,347
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
10.00%, 04/01/22 (Call 04/01/20)[a,b]	33,964	36,850,940
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[a,b]	48,193	31,747,139
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 12/01/17)[a]	20,995	20,553,628
11.50%, 01/15/21 (Call 04/15/18)[b]	7,023	8,078,341
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[a]	15,798	16,052,038
7.50%, 09/15/20 (Call 12/01/17)[a]	12,157	12,378,501
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/01/17)[a]	8,289	7,688,048
6.13%, 02/15/21[a]	10,155	10,256,550
6.63%, 08/15/20	8,751	9,031,200
8.00%, 12/15/22 (Call 12/15/18)[a,b]	38,704	41,703,560
8.00%, 01/15/25 (Call 01/15/20)[a,b]	22,247	22,186,419
8.00%, 06/15/27 (Call 06/15/22)[a,b]	27,393	26,502,727
Citgo Holding Inc.
10.75%, 02/15/20[b]	27,799	30,005,546
Concho Resources Inc.
4.38%, 01/15/25 (Call 01/15/20)	7,540	7,955,906
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[a]	20,976	20,396,651

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.50%, 04/15/23 (Call 01/15/23)[a]	$33,622	$34,022,912
5.00%, 09/15/22 (Call 12/01/17)[a]	44,930	45,491,625
CrownRock LP/CrownRock Finance Inc.
5.63%, 10/15/25 (Call 10/15/20)[b]	20,000	20,300,000
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	12,119	6,907,830
5.50%, 05/01/22 (Call 12/01/17)	14,670	9,095,400
9.00%, 05/15/21 (Call 12/15/18)[a,b]	14,558	14,183,164
Diamond Offshore Drilling Inc.
7.88%, 08/15/25 (Call 05/15/25)[a]	11,705	12,452,550
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)[a]	10,689	10,902,780
5.38%, 05/31/25 (Call 05/31/20)[a]	10,394	10,784,898
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[a]	12,304	10,078,947
5.20%, 03/15/25 (Call 12/15/24)[a]	12,690	10,649,594
8.00%, 01/31/24 (Call 10/31/23)[a]	5,758	5,700,420
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	9,541	5,641,116
8.00%, 11/29/24 (Call 11/30/19)[a,b]	9,207	9,347,407
8.00%, 02/15/25 (Call 02/15/20)[a,b]	23,945	17,719,300
9.38%, 05/01/20 (Call 12/01/17)[a]	26,378	22,215,288
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)[a]	14,024	14,102,885

Security	Principal (000s)	Value
6.38%, 05/15/25 (Call 05/15/20)[a]	$12,270	$12,405,678
6.38%, 01/15/26 (Call 01/15/21)[b]	9,200	9,280,580
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a,b]	10,023	9,944,274
5.75%, 10/01/25 (Call 04/01/20)[b]	9,525	9,722,304
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 12/01/17)[b]	22,027	15,749,305
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/01/17)	10,610	10,822,200
7.38%, 05/01/22 (Call 11/29/17)[a]	10,288	10,712,380
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/01/17)[b]	17,128	15,638,475
6.50%, 01/15/25 (Call 01/15/20)[a,b]	14,953	14,878,235
7.00%, 03/31/24 (Call 09/30/18)[a,b]	22,735	20,632,012
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	8,216	8,171,155
4.70%, 12/01/22 (Call 09/01/22)[a]	13,630	13,662,644
5.75%, 08/15/25 (Call 08/15/20)	13,040	13,481,622
6.88%, 08/15/24 (Call 08/15/19)[a]	12,935	13,894,542
Nabors Industries Inc.
4.63%, 09/15/21	16,029	15,494,032
5.00%, 09/15/20[a]	12,974	13,103,740
5.50%, 01/15/23 (Call 11/15/22)[a]	14,584	14,037,100
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)[a]	15,910	16,904,375
5.63%, 07/01/24[a]	22,254	24,011,467

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.75%, 01/30/22[a]	$16,288	$17,501,966
Noble Holding International Ltd.
3.95%, 03/15/22	370	310,800
7.70%, 04/01/25 (Call 01/01/25)[a]	11,282	9,843,545
7.75%, 01/15/24 (Call 10/15/23)[a]	20,355	18,168,873
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 12/01/17)[a]	22,036	22,614,445
Pacific Drilling SA
5.38%, 06/01/20 (Call 12/01/17)[a,b]	10,169	3,514,358
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)[b]	10,450	10,543,724
5.38%, 01/15/25 (Call 01/15/20)[a,b]	14,400	14,616,000
5.63%, 10/15/27 (Call 10/15/22)[b]	10,125	10,447,785
6.25%, 06/01/24 (Call 06/01/19)[a,b]	9,187	9,729,288
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)[a]	10,159	10,539,963
7.25%, 06/15/25 (Call 06/15/20)[a,b]	16,900	17,470,375
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[a]	7,625	7,131,663
Pride International LLC
6.88%, 08/15/20	2,682	2,766,751
Puma International Financing SA
5.13%, 10/06/24 (Call 10/06/20)[b]	10,400	10,630,509
6.75%, 02/01/21 (Call 12/01/17)[b]	11,004	11,277,444
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)[a]	16,387	16,135,050

Security	Principal (000s)	Value
5.38%, 10/01/22 (Call 07/01/22)[a]	$10,043	$9,973,954
6.88%, 03/01/21[a]	13,306	14,136,647
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	18,956	18,292,540
5.00%, 08/15/22 (Call 05/15/22)[a]	11,024	10,899,980
5.00%, 03/15/23 (Call 12/15/22)[a]	15,320	15,147,284
5.75%, 06/01/21 (Call 03/01/21)[a]	8,718	8,991,648
Rice Energy Inc.
6.25%, 05/01/22 (Call 11/11/17)[a]	2,803	2,933,059
7.25%, 05/01/23 (Call 11/11/17)[a]	5,477	5,895,547
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)[a]	13,377	12,599,462
7.38%, 06/15/25 (Call 03/15/25)[a]	11,753	11,870,295
RSP Permian Inc.
5.25%, 01/15/25 (Call 01/15/20)[a,b]	10,320	10,501,460
6.63%, 10/01/22 (Call 12/01/17)[a]	16,609	17,453,983
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[a]	25,752	21,556,569
7.75%, 06/15/21 (Call 12/01/17)[a]	12,254	11,387,030
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)[a,b]	14,795	14,961,444
6.75%, 05/01/23 (Call 05/01/18)[b]	7,200	7,619,786
6.88%, 06/30/23 (Call 06/30/18)[a,b]	11,040	11,743,800
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)[a]	10,205	9,731,518

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.63%, 06/01/25 (Call 06/01/20)[a]	$11,598	$11,279,055
6.13%, 11/15/22 (Call 11/15/18)[a]	11,126	11,251,168
6.75%, 09/15/26 (Call 09/15/21)[a]	11,834	12,144,643
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[a]	20,942	20,533,518
6.70%, 01/23/25 (Call 10/23/24)[a]	21,506	21,954,994
7.50%, 04/01/26 (Call 04/01/21)[a]	15,395	15,965,977
7.75%, 10/01/27 (Call 10/01/22)[a]	9,975	10,346,355
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 11/09/17)[a]	14,971	15,382,702
6.25%, 04/15/21 (Call 04/15/18)	17,926	18,781,966
6.38%, 04/01/23 (Call 04/01/18)[a]	18,063	19,191,937
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)[a]	8,347	8,139,560
6.00%, 03/15/18	293	296,926
6.50%, 11/15/20[a]	2,805	2,910,188
7.50%, 01/15/26 (Call 01/15/21)[b]	6,880	7,082,927
8.13%, 12/15/21	5,230	5,635,325
9.00%, 07/15/23 (Call 07/15/20)[a,b]	27,439	29,839,912
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)[a,b]	16,647	16,822,779
7.13%, 04/15/25 (Call 04/15/20)[a,b]	10,969	10,943,962
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)[a]	19,397	19,553,233
5.75%, 03/15/21 (Call 12/15/20)[a]	20,356	20,416,433

Security	Principal (000s)	Value
6.25%, 04/01/23 (Call 01/01/23)[a]	$9,293	$9,267,589
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	10,905	10,932,263
6.00%, 01/15/22 (Call 10/15/21)	26,151	27,181,723
7.50%, 08/01/20 (Call 07/01/20)	5,957	6,463,345
8.25%, 08/01/23 (Call 06/01/23)	10,922	12,300,902

		1,655,826,316
OIL & GAS SERVICES — 0.65%
CGG SA
6.50%, 06/01/21 (Call 12/01/17)[a]	6,202	2,821,910
6.88%, 01/15/22 (Call 12/01/17)[a]	5,118	2,328,690
SESI LLC
7.13%, 12/15/21 (Call 12/01/17)[a]	18,968	19,379,537
7.75%, 09/15/24 (Call 09/15/20)[a,b]	7,710	7,970,213
Transocean Phoenix 2 Ltd.
7.75%, 10/15/24 (Call 10/15/20)[b]	9,524	10,270,971
Transocean Proteus Ltd.
6.25%, 12/01/24 (Call 12/01/20)[a,b]	9,681	10,149,133
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[a]	14,468	13,075,455
7.75%, 06/15/21 (Call 05/15/21)[a]	17,014	17,535,054
8.25%, 06/15/23 (Call 03/15/23)[a]	17,233	17,309,223
9.63%, 03/01/19	8,422	8,973,378
9.88%, 02/15/24 (Call 11/15/23)[a]	16,404	17,552,280

		127,365,844

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
PACKAGING & CONTAINERS — 2.71%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)[a,b]	$13,975	$14,359,313
4.63%, 05/15/23 (Call 05/15/19)[a,b]	21,408	22,018,413
6.00%, 06/30/21 (Call 11/13/17)[b]	9,500	9,785,000
6.00%, 02/15/25 (Call 02/15/20)[a,b]	35,580	37,709,242
7.25%, 05/15/24 (Call 05/15/19)[a,b]	34,930	38,360,234
Ball Corp.
4.00%, 11/15/23[a]	20,845	21,444,294
4.38%, 12/15/20[a]	18,306	19,183,773
5.00%, 03/15/22[a]	14,264	15,357,015
5.25%, 07/01/25	22,148	24,335,115
Berry Global Inc.
5.13%, 07/15/23 (Call 07/15/18)[a]	14,917	15,628,426
5.50%, 05/15/22 (Call 12/01/17)	10,399	10,814,978
6.00%, 10/15/22 (Call 10/15/18)	8,519	9,018,314
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)[a,b]	32,131	33,496,567
7.25%, 04/15/25 (Call 04/15/20)[a,b]	30,174	31,267,406
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[a]	20,481	21,297,168
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%, 09/30/26 (Call 03/31/26)[a]	8,425	8,435,531
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,b]	10,548	11,154,510
5.88%, 08/15/23[b]	14,948	16,437,051

Security	Principal (000s)	Value
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[a,b]	$36,200	$37,557,500
5.75%, 10/15/20 (Call 12/01/17)	61,408	62,482,640
6.88%, 02/15/21 (Call 12/01/17)[a]	6,791	6,951,291
7.00%, 07/15/24 (Call 07/15/19)[a,b]	17,798	19,043,860
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[a,b]	9,459	10,039,274
5.13%, 12/01/24 (Call 09/01/24)[a,b]	8,571	9,202,940
5.25%, 04/01/23 (Call 01/01/23)[a,b]	7,430	7,982,129
5.50%, 09/15/25 (Call 06/15/25)[a,b]	8,377	9,211,654
6.50%, 12/01/20 (Call 09/01/20)[b]	5,150	5,695,057

		528,268,695
PHARMACEUTICALS — 2.30%
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[b]	35,707	28,922,670
6.00%, 02/01/25 (Call 02/01/20)[b]	25,335	20,019,269
Endo Finance LLC
5.75%, 01/15/22 (Call 12/01/17)[a,b]	15,249	13,349,229
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 12/01/17)[a,b]	15,581	12,534,737
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 12/01/17)[b]	42,948	42,250,095
5.50%, 03/01/23 (Call 03/01/18)[b]	21,554	18,143,450

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.50%, 11/01/25 (Call 11/01/20)[a,b]	$11,690	$11,953,025
5.63%, 12/01/21 (Call 12/01/17)[a,b]	17,728	16,184,778
5.88%, 05/15/23 (Call 05/15/18)[a,b]	72,033	60,853,558
6.13%, 04/15/25 (Call 04/15/20)[a,b]	71,736	60,258,240
6.38%, 10/15/20 (Call 12/01/17)[b]	28,050	27,802,809
6.50%, 03/15/22 (Call 03/15/19)[b]	27,141	28,803,386
6.75%, 08/15/21 (Call 12/01/17)[b]	14,670	14,211,562
7.00%, 03/15/24 (Call 03/15/20)[a,b]	42,365	45,860,112
7.25%, 07/15/22 (Call 12/01/17)[a,b]	12,198	11,719,196
7.50%, 07/15/21 (Call 12/01/17)[a,b]	36,111	35,569,335

		448,435,451
PIPELINES — 3.45%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.25%, 01/15/25 (Call 01/15/21)	16,048	17,223,046
5.50%, 10/15/19 (Call 09/15/19)[a]	11,056	11,617,092
5.88%, 10/01/20 (Call 12/01/17)[a]	6,929	7,044,587
6.13%, 10/15/21 (Call 11/16/17)[a]	14,173	14,633,622
6.25%, 10/15/22 (Call 10/15/18)[a]	17,795	18,929,431
6.38%, 05/01/24 (Call 05/01/19)	10,059	10,992,957
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)[a,b]	32,911	33,908,704
5.88%, 03/31/25 (Call 10/02/24)[a]	32,811	35,558,921

Security	Principal (000s)	Value
7.00%, 06/30/24 (Call 01/01/24)[a]	$27,389	$31,257,696
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)[b]	29,200	30,076,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)[a]	10,815	11,085,375
6.25%, 04/01/23 (Call 04/01/18)[a]	15,585	16,228,459
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)[a]	9,835	9,723,239
4.75%, 09/30/21 (Call 06/30/21)[b]	10,201	10,467,617
5.35%, 03/15/20[b]	12,385	12,883,718
VRN, (3 mo. LIBOR US + 3.850%)
5.85%, 05/21/43 (Call 05/21/23)[b,d]	12,075	11,486,344
Enbridge Inc.
Series 16-A
VRN, (3 mo. LIBOR US + 3.890%)
6.00%, 01/15/77 (Call 01/15/27)[a,d]	1,620	1,733,627
Energy Transfer Equity LP
4.25%, 03/15/23 (Call 12/15/22)	15,280	15,547,553
5.50%, 06/01/27 (Call 03/01/27)[a]	21,364	22,597,647
5.88%, 01/15/24 (Call 10/15/23)[a]	25,692	27,923,992
7.50%, 10/15/20	25,840	29,070,000
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)	8,890	8,928,277
6.50%, 10/01/25 (Call 10/01/20)[a]	11,515	11,658,180

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
6.75%, 08/01/22 (Call 08/01/18)	$16,382	$16,955,370
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)[b]	13,330	13,663,250
4.88%, 08/15/27 (Call 02/15/27)[a,b]	15,145	15,732,199
NuStar Logistics LP
4.80%, 09/01/20	10,255	10,662,123
5.63%, 04/28/27 (Call 01/28/27)[a]	12,360	12,989,578
ONEOK Inc.
7.50%, 09/01/23 (Call 06/01/23)	2,714	3,249,201
Rockies Express Pipeline LLC
5.63%, 04/15/20[a,b]	18,100	19,186,000
6.00%, 01/15/19[a,b]	8,270	8,543,599
6.85%, 07/15/18[b]	4,045	4,156,237
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 07/15/22 (Call 11/16/17)	7,756	7,632,735
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 09/15/24 (Call 09/15/19)[a,b]	10,745	11,084,139
5.50%, 01/15/28 (Call 01/15/23)[a,b]	11,935	12,233,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/01/17)	17,105	17,278,075
4.25%, 11/15/23 (Call 05/15/18)	14,205	14,108,450
5.00%, 01/15/28 (Call 01/15/23)[b]	9,225	9,259,594
5.13%, 02/01/25 (Call 02/01/20)[a]	9,535	9,811,780
5.25%, 05/01/23 (Call 12/01/17)	11,876	12,217,435

Security	Principal (000s)	Value
5.38%, 02/01/27 (Call 02/01/22)[a]	$10,965	$11,389,894
6.75%, 03/15/24 (Call 09/15/19)	15,143	16,314,780
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[a]	17,323	17,463,606
4.55%, 06/24/24 (Call 03/24/24)[a]	25,006	26,147,024

		670,654,528
REAL ESTATE — 0.27%
Howard Hughes Corp. (The)
5.38%, 03/15/25 (Call 03/15/20)[b]	19,220	19,748,550
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a,b]	9,697	9,959,627
4.88%, 06/01/23 (Call 03/01/23)[a,b]	10,528	10,840,681
5.25%, 12/01/21 (Call 12/01/17)[a,b]	11,914	12,382,050

		52,930,908
REAL ESTATE INVESTMENT TRUSTS — 2.23%
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/18)	14,509	15,177,575
5.38%, 04/01/23 (Call 04/01/18)	21,845	22,602,748
5.38%, 05/15/27 (Call 05/15/22)[a]	27,765	29,812,669
5.75%, 01/01/25 (Call 01/01/20)[a]	9,998	10,709,316
5.88%, 01/15/26 (Call 01/15/21)[a]	24,048	26,062,020
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a,b]	28,531	29,493,921
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)[a]	4,650	4,806,938
6.00%, 06/01/25 (Call 06/01/20)	8,327	8,972,342

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[b]	$10,149	$10,422,661
4.88%, 09/15/27 (Call 09/15/22)[a,b]	13,950	14,133,094
5.75%, 08/15/24 (Call 12/01/17)[a]	24,139	24,832,996
6.00%, 08/15/23 (Call 08/15/18)[a]	13,966	14,677,086
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	6,930	7,070,175
5.00%, 07/01/19 (Call 12/01/17)	17,320	17,495,005
5.25%, 09/15/22 (Call 09/15/19)[a]	9,830	10,075,750
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)[a]	10,048	10,089,105
5.63%, 05/01/24 (Call 02/01/24)[a]	24,512	26,450,855
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 10/15/22)	28,370	29,099,515
5.25%, 08/01/26 (Call 08/01/21)[a]	10,040	10,453,447
6.38%, 03/01/24 (Call 03/01/19)	11,335	12,264,986
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)[b]	12,900	13,077,375
4.88%, 07/15/22 (Call 12/01/17)[a]	14,138	14,601,373
4.88%, 09/01/24 (Call 09/01/19)	25,252	26,009,560
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 12/15/19)[b]	12,978	11,874,870

Security	Principal (000s)	Value
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a,b]	$10,310	$10,310,000
8.25%, 10/15/23 (Call 04/15/19)[a]	25,103	24,161,637

		434,737,019
RETAIL — 3.54%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)[a,b]	34,747	35,042,350
4.63%, 01/15/22 (Call 12/01/17)[b]	25,518	26,112,569
5.00%, 10/15/25 (Call 10/15/20)[a,b]	22,125	22,512,188
Series OCT
5.00%, 10/15/25 (Call 10/15/20)[b]	14,375	14,626,563
Beacon Escrow Corp.
4.88%, 11/01/25 (Call 11/01/20)[b]	9,880	10,000,536
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/17)[b]	17,996	11,070,351
Dollar Tree Inc.
5.25%, 03/01/20 (Call 12/01/17)[a]	12,272	12,534,752
5.75%, 03/01/23 (Call 03/01/18)[a]	56,372	59,205,093
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/17)[a]	9,915	9,419,250
6.75%, 01/15/22 (Call 12/01/17)[a]	11,899	11,274,303
6.75%, 06/15/23 (Call 06/15/19)[a]	10,984	10,242,580
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)[b]	28,366	28,813,652
8.75%, 10/01/25 (Call 10/01/20)[b]	14,075	14,463,661

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
JC Penney Corp. Inc.
5.65%, 06/01/20[a]	$8,606	$7,530,250
5.88%, 07/01/23 (Call 07/01/19)[a,b]	10,860	10,302,380
8.13%, 10/01/19	1,114	1,111,215
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)[a,b]	14,470	14,849,838
5.00%, 06/01/24 (Call 06/01/19)[a,b]	22,698	23,946,390
5.25%, 06/01/26 (Call 06/01/21)[a,b]	21,550	22,843,000
L Brands Inc.
5.63%, 02/15/22[a]	22,089	23,651,797
5.63%, 10/15/23[a]	11,431	12,198,306
6.63%, 04/01/21[a]	23,149	25,492,836
7.00%, 05/01/20[a]	9,118	10,063,993
8.50%, 06/15/19	10,528	11,498,550
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/17)[a,b]	17,368	10,247,120
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)[a]	11,801	12,155,030
5.75%, 10/01/22 (Call 12/01/17)[a]	9,936	10,243,519
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)[a,b]	26,765	23,330,542
7.13%, 03/15/23 (Call 03/15/18)[a,b]	43,176	33,137,580
8.88%, 06/01/25 (Call 06/01/20)[a,b]	13,300	10,470,425
QVC Inc.
3.13%, 04/01/19[a]	6,490	6,563,333
4.38%, 03/15/23[a]	15,264	15,846,500
4.45%, 02/15/25 (Call 11/15/24)[a]	12,823	13,121,723
4.85%, 04/01/24	12,978	13,657,503
5.13%, 07/02/22[a]	10,041	10,775,487

Security	Principal (000s)	Value
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,b]	$38,865	$36,146,145
6.75%, 06/15/21 (Call 12/01/17)[a]	18,211	18,041,771
9.25%, 03/15/20 (Call 12/01/17)[a]	13,779	14,012,477
Staples Inc.
8.50%, 09/15/25 (Call 09/15/20)[a,b]	21,960	19,281,420
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)[a]	12,394	12,374,634

		688,211,612
SEMICONDUCTORS — 1.15%
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[b]	23,901	25,014,787
5.25%, 01/15/24 (Call 05/01/18)[b]	10,306	10,834,182
5.50%, 02/01/25 (Call 08/01/19)	10,249	10,897,570
5.63%, 01/15/26 (Call 05/01/20)[b]	400	425,000
NXP BV/NXP Funding LLC
3.75%, 06/01/18[b]	2,216	2,231,265
3.88%, 09/01/22[a,b]	20,660	21,463,157
4.13%, 06/15/20[b]	11,204	11,680,170
4.13%, 06/01/21[a,b]	27,969	29,122,721
4.63%, 06/15/22[a,b]	8,010	8,580,713
4.63%, 06/01/23[b]	16,849	18,084,593
5.75%, 03/15/23 (Call 03/15/18)[a,b]	9,574	9,958,290
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)	9,842	10,661,655
7.00%, 12/01/25 (Call 12/01/20)	10,163	11,601,573
Sensata Technologies BV
4.88%, 10/15/23[a,b]	11,079	11,649,876
5.00%, 10/01/25[a,b]	15,891	16,881,311
5.63%, 11/01/24[a,b]	7,333	8,128,172

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Sensata Technologies UK Financing Co. PLC
6.25%, 02/15/26 (Call 02/15/21)[a,b]	$14,773	$16,184,643

		223,399,678
SHIPBUILDING — 0.08%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[b]	4,608	4,735,955
5.00%, 11/15/25 (Call 11/15/20)[a,b]	9,608	10,407,193

		15,143,148
SOFTWARE — 3.04%
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[b]	35,915	36,807,265
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)[a,b]	14,200	14,794,625
5.00%, 10/15/24 (Call 07/15/24)	10,169	10,870,153
Change Healthcare Holdings LLC/Change Healthcare Finance Inc.
5.75%, 03/01/25 (Call 03/01/20)[a,b]	23,559	24,089,077
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a,b]	42,069	43,751,760
5.38%, 08/15/23 (Call 08/15/18)[b]	28,092	29,257,380
5.75%, 01/15/24 (Call 01/15/19)[a,b]	49,769	51,997,307
7.00%, 12/01/23 (Call 12/01/18)[a,b]	75,426	80,710,851
Infor U.S. Inc.
5.75%, 08/15/20 (Call 11/16/17)[a,b]	8,740	8,987,080
6.50%, 05/15/22 (Call 05/15/18)[a]	34,065	35,481,934
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)[a,b]	9,824	10,290,640

Security	Principal (000s)	Value
5.25%, 11/15/24 (Call 11/15/19)[a,b]	$15,912	$16,863,073
5.75%, 08/15/25 (Call 08/15/20)[b]	17,122	18,513,162
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/17)[a,b]	7,738	7,871,481
5.63%, 12/15/26 (Call 12/15/21)[b]	11,325	12,032,813
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/18)[a,b]	18,236	19,066,303
5.88%, 06/01/26 (Call 06/01/21)[a,b]	18,610	20,168,587
Quintiles IMS Inc.
4.88%, 05/15/23 (Call 05/15/18)[b]	15,971	16,669,731
5.00%, 10/15/26 (Call 10/15/21)[a,b]	21,371	22,706,687
Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a,b]	27,261	28,709,377
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[b]	46,794	53,233,561
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/19)[a,b]	10,100	10,737,714
10.50%, 02/01/24 (Call 02/01/19)[a,b]	17,771	18,978,872

		592,589,433
STORAGE & WAREHOUSING — 0.08%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 12/01/17)[a,b]	2,260	2,214,800
10.75%, 10/15/19 (Call 12/01/17)[a,b]	15,100	12,382,000

		14,596,800
TELECOMMUNICATIONS — 9.77%
Anixter Inc.
5.13%, 10/01/21	7,195	7,689,656

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
C&W Senior Financing Designated Activity Co.
6.88%, 09/15/27 (Call 09/15/22)[b]	$15,067	$15,728,378
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[a]	10,646	10,332,669
5.80%, 03/15/22[a]	30,126	30,615,547
6.45%, 06/15/21[a]	26,152	27,459,600
Series V
5.63%, 04/01/20	20,672	21,542,610
Series W
6.75%, 12/01/23[a]	16,161	16,778,654
Series Y
7.50%, 04/01/24 (Call 01/01/24)[a]	22,279	23,643,829
CommScope Inc.
5.00%, 06/15/21 (Call 12/01/17)[b]	13,907	14,215,895
5.50%, 06/15/24 (Call 06/15/19)[b]	14,237	14,850,286
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)[a,b]	17,385	16,954,043
6.00%, 06/15/25 (Call 06/15/20)[a,b]	33,145	35,050,837
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[a]	15,280	12,519,488
6.88%, 01/15/25 (Call 10/15/24)[a]	14,648	10,850,329
7.13%, 03/15/19	7,375	7,391,452
7.13%, 01/15/23	16,179	12,389,380
7.63%, 04/15/24[a]	15,730	12,003,956
8.13%, 10/01/18	9,000	9,166,500
8.50%, 04/15/20	12,371	12,200,899
8.75%, 04/15/22	9,890	8,159,250
8.88%, 09/15/20 (Call 06/15/20)[a]	6,369	6,202,578
9.25%, 07/01/21	9,885	8,802,652
10.50%, 09/15/22 (Call 06/15/22)[a]	47,671	41,671,090
11.00%, 09/15/25 (Call 06/15/25)[a]	77,351	65,458,284

Security	Principal (000s)	Value
Hughes Satellite Systems Corp.
5.25%, 08/01/26[a]	$15,722	$16,057,350
6.50%, 06/15/19	16,937	17,912,802
6.63%, 08/01/26[a]	17,634	18,647,955
7.63%, 06/15/21	20,306	22,793,485
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/01/17)[a,b]	20,678	21,095,696
6.50%, 10/01/24 (Call 10/01/19)[a,b]	7,525	8,127,000
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	44,549	37,810,964
7.25%, 10/15/20 (Call 12/01/17)	47,850	45,932,411
7.50%, 04/01/21 (Call 12/01/17)	26,943	25,595,850
8.00%, 02/15/24 (Call 02/15/19)[b]	31,178	33,147,040
9.50%, 09/30/22[b]	11,622	13,638,165
9.75%, 07/15/25 (Call 07/15/21)[a,b]	33,082	33,288,762
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/01/17)	32,825	20,741,297
8.13%, 06/01/23 (Call 06/01/18)	19,210	11,704,246
Koninklijke KPN NV
VRN, (10 year USD Swap + 5.330%)
7.00%, 03/28/73 (Call 03/28/23)[a,b,d]	12,635	14,362,415
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)	12,907	13,283,884
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)	14,804	15,142,641
5.25%, 03/15/26 (Call 03/15/21)[a]	17,059	17,595,226
5.38%, 08/15/22 (Call 12/01/17)[a]	21,252	21,895,511
5.38%, 01/15/24 (Call 01/15/19)[a]	19,825	20,518,875

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.38%, 05/01/25 (Call 05/01/20)[a]	$16,987	$17,683,183
5.63%, 02/01/23 (Call 02/01/18)[a]	9,856	10,164,633
6.13%, 01/15/21 (Call 12/01/17)	11,176	11,400,861
Nokia OYJ
3.38%, 06/12/22	8,775	8,731,125
4.38%, 06/12/27[a]	12,475	12,506,187
5.38%, 05/15/19	5,108	5,317,269
SoftBank Group Corp.
4.50%, 04/15/20[b]	55,937	57,644,080
Sprint Communications Inc.
6.00%, 11/15/22	48,982	51,431,100
7.00%, 03/01/20 [a,b]	21,728	23,574,880
7.00%, 08/15/20	33,517	36,118,935
9.00%, 11/15/18[b]	42,678	45,238,680
11.50%, 11/15/21	21,227	26,433,512
Sprint Corp.
7.13%, 06/15/24[a]	52,640	56,917,000
7.25%, 09/15/21[a]	47,053	51,205,634
7.63%, 02/15/25 (Call 11/15/24)[a]	31,547	34,752,399
7.88%, 09/15/23[a]	90,848	101,522,640
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	6,660	6,885,768
5.13%, 04/15/25 (Call 04/15/20)	10,300	10,776,375
5.38%, 04/15/27 (Call 04/15/22)[a]	11,263	12,140,235
6.00%, 03/01/23 (Call 09/01/18)[a]	29,050	30,580,499
6.00%, 04/15/24 (Call 04/15/19)	21,531	23,038,170
6.13%, 01/15/22 (Call 01/15/18)[a]	17,879	18,561,127
6.38%, 03/01/25 (Call 09/01/19)[a]	38,293	41,290,687
6.50%, 01/15/24 (Call 01/15/19)[a]	24,961	26,645,867
6.50%, 01/15/26 (Call 01/15/21)[a]	46,246	51,155,882

Security	Principal (000s)	Value
6.63%, 04/01/23 (Call 04/01/18)[a]	$31,844	$33,356,590
6.84%, 04/28/23 (Call 04/28/18)	10,963	11,555,999
Telecom Italia Capital SA
7.18%, 06/18/19[a]	14,103	15,175,504
Telecom Italia SpA/Milano
5.30%, 05/30/24 [a,b]	33,191	35,703,745
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22[a]	3,090	3,111,713
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[b]	6,865	6,976,556
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 11/03/17)[a,b]	41,610	42,105,159
6.50%, 04/30/20 (Call 12/01/17)[a,b]	9,307	9,615,527
7.38%, 04/23/21 (Call 12/01/17)[b]	55,101	57,238,919
Wind Tre SpA
5.00%, 01/20/26 (Call 11/03/20)[b]	1,085	1,092,039
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)[a]	12,983	9,473,533
7.50%, 06/01/22 (Call 12/01/17)[a]	9,729	7,264,320
7.50%, 04/01/23 (Call 12/01/17)	423	314,078
7.75%, 10/15/20 (Call 12/01/17)[a]	14,500	13,031,875
7.75%, 10/01/21 (Call 12/01/17)[a]	16,545	12,489,622

		1,901,191,344
TRANSPORTATION — 0.31%
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 12/04/17)[b]	13,913	11,391,269

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)[a,b]	$11,974	$12,587,734
6.50%, 06/15/22 (Call 06/15/18)[b]	34,427	36,095,656

		60,074,659
TRUCKING & LEASING — 0.46%
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (Call 02/15/23)[a,b]	20,390	20,401,934
5.25%, 08/15/22[a,b]	39,535	41,116,400
5.50%, 02/15/24[a,b]	26,845	27,885,244

		89,403,578
TOTAL CORPORATE BONDS & NOTES
(Cost: $19,326,024,340)		19,100,174,096

SHORT-TERM INVESTMENTS — 23.57%

MONEY MARKET FUNDS — 23.57%
BlackRock Cash Funds: Institutional,
SL Agency Shares 1.31%[f,g,h]	4,379,715	4,380,590,675
BlackRock Cash Funds: Treasury,
SL Agency Shares 1.00%[f,g]	206,282	206,282,336

		4,586,873,011

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,586,134,226)		4,586,873,011

Value
TOTAL INVESTMENTS IN SECURITIES — 121.71%
(Cost: $23,912,158,566)[i]	$23,687,047,107
Other Assets, Less Liabilities — (21.71)%	(4,225,420,311)

NET ASSETS — 100.00%	$19,461,626,796

VRN  —  Variable Rate Note

[a]	All or a portion of this security represents a security on loan.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Security is perpetual in nature with no stated maturity date.
[d]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $23,912,158,566. Net unrealized depreciation was $225,111,459, of which $188,856,403 represented gross unrealized appreciation on investments and $413,967,862 represented gross unrealized depreciation on investments.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$19,100,174,096	$—	$19,100,174,096
Money market funds	4,586,873,011	—	—	4,586,873,011

Total	$4,586,873,011	$19,100,174,096	$—	$23,687,047,107

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Unaudited)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.75%

ADVERTISING — 0.16%
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)[a]	$17,868	$18,110,229
3.63%, 05/01/22[a]	13,684	14,268,405
3.65%, 11/01/24 (Call 08/01/24)	8,518	8,764,879
WPP Finance 2010
3.75%, 09/19/24	10,604	10,878,011
4.75%, 11/21/21[a]	7,735	8,298,274

		60,319,798
AEROSPACE & DEFENSE — 1.52%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	11,755	11,700,551
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)[a]	17,188	17,408,183
2.90%, 03/01/25 (Call 12/01/24)[a]	2,172	2,171,871
3.35%, 09/15/21[a]	18,784	19,466,272
3.55%, 01/15/26 (Call 10/15/25)[a]	28,043	29,129,411
3.80%, 03/01/45 (Call 09/01/44)	14,791	14,602,212
4.07%, 12/15/42	14,654	15,067,464
4.09%, 09/15/52 (Call 03/15/52)	5,099	5,172,069
4.70%, 05/15/46 (Call 11/15/45)	27,295	30,895,366
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)	20,150	20,172,707
2.93%, 01/15/25 (Call 11/15/24)	20,200	20,232,114
3.20%, 02/01/27 (Call 11/01/26)[a]	7,140	7,203,595
3.25%, 08/01/23	16,008	16,464,010
3.25%, 01/15/28 (Call 10/15/27)	24,875	25,035,817
4.03%, 10/15/47 (Call 04/15/47)	29,685	30,588,597
4.75%, 06/01/43	10,580	11,999,173

Security	Principal (000s)	Value
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)[a]	$13,319	$13,381,086
3.13%, 10/15/20	2,987	3,081,230
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	15,530	15,702,482
3.20%, 03/15/24 (Call 01/15/24)	18,475	18,813,344
3.50%, 03/15/27 (Call 12/15/26)[a]	24,815	25,453,875
4.35%, 04/15/47 (Call 10/15/46)	8,625	9,230,136
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	15,965	15,711,972
2.65%, 11/01/26 (Call 08/01/26)[a]	15,225	14,743,923
2.80%, 05/04/24 (Call 03/04/24)[a]	10,435	10,421,134
3.10%, 06/01/22	45,392	46,529,160
3.13%, 05/04/27 (Call 02/04/27)[a]	18,235	18,260,385
3.75%, 11/01/46 (Call 05/01/46)	22,863	22,261,189
4.15%, 05/15/45 (Call 11/16/44)	14,946	15,509,101
4.50%, 06/01/42[a]	44,979	48,996,880
5.70%, 04/15/40[a]	13,491	16,916,571
6.13%, 07/15/38	11,301	14,749,184

		587,071,064
AGRICULTURE — 1.66%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)[a]	235	226,254
2.85%, 08/09/22[a]	38,215	38,707,030
3.88%, 09/16/46 (Call 03/16/46)[a]	25,390	24,772,711
4.00%, 01/31/24[a]	25,782	27,506,519
4.25%, 08/09/42	17,046	17,610,690
4.75%, 05/05/21[a]	20,109	21,827,620
5.38%, 01/31/44[a]	23,814	28,619,782
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	3,675	3,510,157

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)[b]	$31,836	$31,833,001
3.22%, 08/15/24 (Call 06/15/24)[a,b]	28,606	28,693,506
3.56%, 08/15/27 (Call 05/15/27)[a,b]	44,949	45,057,125
4.39%, 08/15/37 (Call 02/15/37)[a,b]	31,296	32,383,489
4.54%, 08/15/47 (Call 02/15/47)[b]	32,662	33,565,486
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)[a]	7,588	7,490,596
2.38%, 08/17/22 (Call 07/17/22)	22,008	21,838,699
2.50%, 08/22/22	11,022	10,992,133
2.75%, 02/25/26 (Call 11/25/25)[a]	10,140	9,947,780
2.90%, 11/15/21	13,593	13,843,514
3.25%, 11/10/24	9,276	9,449,894
3.38%, 08/11/25 (Call 05/11/25)[a]	13,310	13,631,251
3.88%, 08/21/42[a]	9,861	9,723,057
4.13%, 03/04/43	16,803	17,160,119
4.25%, 11/10/44[a]	21,935	22,978,737
4.38%, 11/15/41	13,136	13,902,030
4.88%, 11/15/43[a]	7,072	8,011,445
6.38%, 05/16/38	17,420	23,240,963
Reynolds American Inc.
4.00%, 06/12/22	15,479	16,310,273
4.45%, 06/12/25 (Call 03/12/25)	53,689	57,731,664
5.70%, 08/15/35 (Call 02/15/35)	11,480	13,546,943
5.85%, 08/15/45 (Call 02/15/45)	31,370	38,408,860

		642,521,328
APPAREL — 0.09%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)[a]	24,500	23,296,842

Security	Principal (000s)	Value
3.88%, 11/01/45 (Call 05/01/45)	$10,199	$10,393,811

		33,690,653
AUTO MANUFACTURERS — 2.22%
American Honda Finance Corp.
1.70%, 09/09/21[a]	17,010	16,657,238
Daimler Finance North America LLC
8.50%, 01/18/31	23,023	34,534,514
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)[a]	25,765	26,810,855
4.75%, 01/15/43[a]	32,643	32,260,564
5.29%, 12/08/46 (Call 06/08/46)[a]	27,200	28,825,029
7.45%, 07/16/31	18,324	23,826,382
Ford Motor Credit Co. LLC
3.82%, 11/02/27	5,000	4,985,350
Ford Motor Credit Co. LLC
3.10%, 05/04/23[a]	8,105	8,082,467
3.20%, 01/15/21[a]	12,160	12,427,426
3.22%, 01/09/22	11,670	11,859,255
3.34%, 03/18/21[a]	22,862	23,423,838
3.34%, 03/28/22 (Call 02/28/22)	2,720	2,774,413
3.66%, 09/08/24[a]	13,637	13,823,877
3.81%, 01/09/24 (Call 11/09/23)[a]	16,175	16,566,319
4.13%, 08/04/25[a]	15,633	16,113,688
4.25%, 09/20/22[a]	9,135	9,653,541
4.38%, 08/06/23[a]	10,351	10,973,319
4.39%, 01/08/26[a]	21,840	22,847,176
5.75%, 02/01/21	17,385	19,106,162
5.88%, 08/02/21[a]	35,278	39,272,863
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	550	559,552
4.88%, 10/02/23[a]	21,450	23,383,801
5.00%, 04/01/35[a]	10,662	11,022,130
5.15%, 04/01/38 (Call 10/01/37)	5,000	5,210,261
5.20%, 04/01/45[a]	17,583	18,004,357

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.40%, 04/01/48 (Call 10/01/47)	$5,000	$5,293,575
6.25%, 10/02/43[a]	25,365	29,303,974
6.60%, 04/01/36 (Call 10/01/35)	18,895	22,576,899
6.75%, 04/01/46 (Call 10/01/45)[a]	9,605	11,744,324
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)[a]	19,230	19,430,607
3.20%, 07/13/20 (Call 06/13/20)[a]	3,535	3,613,004
3.20%, 07/06/21 (Call 06/06/21)[a]	31,248	31,855,027
3.45%, 01/14/22 (Call 12/14/21)[a]	19,730	20,207,908
3.45%, 04/10/22 (Call 02/10/22)[a]	17,919	18,312,353
3.70%, 11/24/20 (Call 10/24/20)[a]	15,660	16,233,264
3.70%, 05/09/23 (Call 03/09/23)[a]	20,987	21,510,399
3.95%, 04/13/24 (Call 02/13/24)[a]	18,975	19,569,413
4.00%, 01/15/25 (Call 10/15/24)[a]	15,874	16,260,976
4.00%, 10/06/26 (Call 07/06/26)[a]	7,860	7,935,777
4.20%, 03/01/21 (Call 02/01/21)[a]	21,658	22,740,521
4.30%, 07/13/25 (Call 04/13/25)[a]	11,339	11,754,141
4.35%, 01/17/27 (Call 10/17/26)	23,125	23,790,184
4.38%, 09/25/21[a]	20,072	21,311,067
5.25%, 03/01/26 (Call 12/01/25)	17,764	19,425,380
Toyota Motor Credit Corp.
1.90%, 04/08/21[a]	14,131	14,008,134
2.15%, 09/08/22	2,050	2,028,422
2.60%, 01/11/22	30,146	30,510,740
3.20%, 01/11/27	11,160	11,361,714

Security	Principal (000s)	Value
3.30%, 01/12/22	$13,597	$14,123,616
3.40%, 09/15/21[a]	9,852	10,258,325

		858,164,121
BANKS — 27.08%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21[a]	15,800	15,730,706
2.55%, 11/23/21	7,115	7,127,563
2.63%, 05/19/22[a]	650	651,181
2.70%, 11/16/20	12,075	12,233,391
3.70%, 11/16/25[a]	10,795	11,377,206
Banco Santander SA
3.50%, 04/11/22[a]	25,970	26,547,913
4.25%, 04/11/27[a]	32,155	33,326,883
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	6,209	6,179,977
2.33%, 10/01/21 (Call 10/01/20)	6,030	6,014,051
2.50%, 10/21/22 (Call 10/21/21)	31,599	31,214,140
2.63%, 10/19/20[a]	23,225	23,429,698
2.63%, 04/19/21	37,185	37,397,010
3.09%, 10/01/25 (Call 10/01/24)	4,675	4,653,947
3.25%, 10/21/27 (Call 10/21/26)[a]	44,155	43,425,405
3.30%, 01/11/23	62,135	63,590,643
3.50%, 04/19/26[a]	37,345	37,930,338
3.88%, 08/01/25[a]	47,477	49,760,615
4.00%, 04/01/24	47,679	50,448,573
4.00%, 01/22/25[a]	34,910	36,140,525
4.10%, 07/24/23	29,456	31,284,726
4.13%, 01/22/24[a]	32,483	34,575,318
4.18%, 11/25/27 (Call 11/25/26)[a]	32,856	34,253,540
4.20%, 08/26/24[a]	37,196	39,216,955
4.25%, 10/22/26	31,623	33,190,296
4.45%, 03/03/26[a]	28,748	30,557,819
4.88%, 04/01/44[a]	18,797	21,619,005
5.00%, 05/13/21	35,430	38,423,987
5.00%, 01/21/44[a]	25,544	29,693,005

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.63%, 07/01/20[a]	$13,830	$15,000,252
5.70%, 01/24/22	32,297	36,230,229
5.88%, 01/05/21[a]	17,695	19,547,182
5.88%, 02/07/42[a]	15,930	20,461,304
6.11%, 01/29/37[a]	28,649	35,879,715
7.75%, 05/14/38	21,180	31,323,805
VRN, (3 mo. LIBOR US + 0.930%)
2.82%, 07/21/23 (Call 07/21/22)[c]	25,485	25,473,009
VRN, (3 mo. LIBOR US + 1.021%)
2.88%, 04/24/23 (Call 04/24/22)[a,c]	16,495	16,555,105
VRN, (3 mo. LIBOR US + 1.160%)
3.12%, 01/20/23 (Call 01/20/22)[a,c]	11,985	12,164,323
VRN, (3 mo. LIBOR US + 1.370%)
3.59%, 07/21/28 (Call 07/21/27)[c]	24,300	24,516,686
VRN, (3 mo. LIBOR US + 1.512%)
3.71%, 04/24/28 (Call 04/24/27)[c]	24,105	24,581,590
VRN, (3 mo. LIBOR US + 1.575%)
3.82%, 01/20/28 (Call 01/20/27)[a,c]	18,345	18,911,310
VRN, (3 mo. LIBOR US + 1.814%)
4.24%, 04/24/38 (Call 04/24/37)[c]	19,625	20,782,231
VRN, (3 mo. LIBOR US + 1.990%)
4.44%, 01/20/48 (Call 01/20/47)[c]	33,070	35,876,915
Series L
3.95%, 04/21/25	29,624	30,530,631
Bank of America N.A.
6.00%, 10/15/36	18,295	23,411,910

Security	Principal (000s)	Value
Bank of Montreal
1.90%, 08/27/21	$25,091	$24,676,720
2.35%, 09/11/22	15,348	15,201,706
2.55%, 11/06/22 (Call 10/06/22)[a]	15,223	15,202,925
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)[a]	12,223	12,154,981
2.20%, 08/16/23 (Call 06/16/23)	16,975	16,549,746
2.45%, 11/27/20 (Call 10/27/20)	11,440	11,546,193
2.45%, 08/17/26 (Call 05/17/26)[a]	14,070	13,403,984
2.50%, 04/15/21 (Call 03/15/21)	13,920	14,043,181
2.60%, 02/07/22 (Call 01/07/22)[a]	19,870	19,988,487
2.80%, 05/04/26 (Call 02/04/26)[a]	11,353	11,140,020
3.00%, 02/24/25 (Call 01/24/25)[a]	8,295	8,344,821
3.25%, 05/16/27 (Call 02/16/27)[a]	13,305	13,432,406
3.30%, 08/23/29 (Call 05/23/29)	9,836	9,788,129
3.55%, 09/23/21 (Call 08/23/21)[a]	14,862	15,516,356
3.65%, 02/04/24 (Call 01/05/24)[a]	16,944	17,823,600
VRN, (3 mo. LIBOR US + 0.634%)
2.66%, 05/16/23 (Call 05/16/22)[c]	250	250,590
VRN, (3 mo. LIBOR US + 1.069%)
3.44%, 02/07/28 (Call 02/07/27)[c]	765	783,605
Bank of Nova Scotia (The)
2.45%, 03/22/21	18,850	18,936,774
2.45%, 09/19/22	18,830	18,714,986
2.70%, 03/07/22[a]	33,764	33,993,707

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.80%, 07/21/21[a]	$11,046	$11,208,850
4.38%, 01/13/21[a]	4,599	4,898,588
4.50%, 12/16/25[a]	17,425	18,349,171
Barclays PLC
3.20%, 08/10/21[a]	11,975	12,131,414
3.25%, 01/12/21[a]	20,160	20,489,890
3.65%, 03/16/25[a]	26,723	26,830,108
3.68%, 01/10/23 (Call 01/10/22)[a]	34,035	34,748,779
4.34%, 01/10/28 (Call 01/10/27)	19,650	20,424,078
4.38%, 09/11/24	24,905	25,621,903
4.38%, 01/12/26[a]	41,955	43,936,627
4.84%, 05/09/28 (Call 05/07/27)[a]	28,200	29,467,390
4.95%, 01/10/47[a]	20,885	22,933,369
5.20%, 05/12/26	38,315	41,071,488
5.25%, 08/17/45[a]	13,729	15,693,201
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)[a]	17,373	17,247,664
2.75%, 04/01/22 (Call 03/01/22)	15,960	16,166,443
2.85%, 10/26/24 (Call 09/26/24)	5,000	4,988,840
BNP Paribas SA
4.25%, 10/15/24[a]	11,990	12,607,707
5.00%, 01/15/21[a]	37,283	40,378,947
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23	17,373	17,850,968
BPCE SA
2.65%, 02/03/21[a]	8,920	9,003,184
2.75%, 12/02/21[a]	19,995	20,234,298
4.00%, 04/15/24[a]	23,315	24,731,274
Branch Banking & Trust Co.
2.63%, 01/15/22 (Call 12/15/21)[a]	14,355	14,510,317
3.63%, 09/16/25 (Call 08/16/25)[a]	16,395	17,037,979
3.80%, 10/30/26 (Call 09/30/26)[a]	13,180	13,847,064

Security	Principal (000s)	Value
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	$954	$953,984
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)[a]	8,651	8,774,086
3.20%, 02/05/25 (Call 01/05/25)[a]	13,141	13,087,148
3.50%, 06/15/23[a]	13,891	14,259,691
3.75%, 04/24/24 (Call 03/24/24)	12,040	12,453,106
3.75%, 07/28/26 (Call 06/28/26)[a]	32,389	32,177,114
3.75%, 03/09/27 (Call 02/09/27)[a]	25,845	26,128,721
4.20%, 10/29/25 (Call 09/29/25)[a]	33,557	34,515,968
4.75%, 07/15/21	16,361	17,606,605
Capital One N.A./Mclean VA
2.25%, 09/13/21 (Call 08/13/21)[a]	11,485	11,320,133
2.65%, 08/08/22 (Call 07/08/22)	1,500	1,491,057
2.95%, 07/23/21 (Call 06/23/21)[a]	19,565	19,795,204
Citigroup Inc.
1.00%, 10/27/28 (Call 10/27/27)	8,000	7,970,712
2.35%, 08/02/21[a]	23,667	23,524,184
2.65%, 10/26/20	21,080	21,258,398
2.70%, 03/30/21	32,200	32,459,390
2.70%, 10/27/22 (Call 09/27/22)	5,000	4,973,829
2.75%, 04/25/22 (Call 03/25/22)[a]	38,131	38,186,507
2.90%, 12/08/21 (Call 11/08/21)	25,290	25,553,385
3.20%, 10/21/26 (Call 07/21/26)[a]	46,104	45,545,210
3.30%, 04/27/25[a]	25,062	25,335,662
3.40%, 05/01/26[a]	25,273	25,417,685
3.50%, 05/15/23	21,304	21,701,509
3.70%, 01/12/26	31,790	32,713,636

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.75%, 06/16/24[a]	$676	$703,510
3.88%, 10/25/23[a]	12,109	12,667,741
3.88%, 03/26/25	11,654	11,937,170
4.00%, 08/05/24[a]	13,868	14,418,261
4.05%, 07/30/22	13,811	14,459,914
4.13%, 07/25/28[a]	27,620	28,442,156
4.30%, 11/20/26	23,413	24,465,796
4.40%, 06/10/25	24,719	26,133,374
4.45%, 09/29/27[a]	58,852	62,061,202
4.50%, 01/14/22	35,339	37,803,620
4.60%, 03/09/26	31,760	33,823,482
4.65%, 07/30/45[a]	12,800	14,179,416
4.75%, 05/18/46	40,161	43,618,280
5.30%, 05/06/44	19,690	22,987,890
5.50%, 09/13/25[a]	20,544	23,234,142
5.88%, 01/30/42[a]	14,760	18,894,387
6.63%, 06/15/32	13,475	17,226,098
6.68%, 09/13/43[a]	15,998	21,834,762
8.13%, 07/15/39	24,768	38,914,882
VRN, (3 mo. LIBOR US + 0.950%)
2.88%, 07/24/23 (Call 07/24/22)[c]	12,635	12,616,495
VRN, (3 mo. LIBOR US + 1.390%)
3.67%, 07/24/28 (Call 07/24/27)[c]	10,345	10,445,285
VRN, (3 mo. LIBOR US + 1.563%)
3.89%, 01/10/28 (Call 01/10/27)[c]	13,791	14,192,823
VRN, (3 mo. LIBOR US + 1.839%)
4.28%, 04/24/48 (Call 04/24/47)[a,c]	13,760	14,447,422
Citizens Bank N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	21,675	21,769,601
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)[a]	9,958	10,407,756

Security	Principal (000s)	Value
Commonwealth Bank of Australia/New York NY
2.40%, 11/02/20[a]	$15,320	$15,426,207
2.55%, 03/15/21	2,195	2,207,379
Cooperatieve Rabobank UA
3.75%, 07/21/26[a]	16,815	17,077,982
3.88%, 02/08/22[a]	45,025	47,667,630
3.95%, 11/09/22[a]	16,610	17,492,652
4.38%, 08/04/25[a]	19,874	21,029,035
4.50%, 01/11/21	18,160	19,401,478
4.63%, 12/01/23[a]	24,794	26,868,784
5.25%, 05/24/41[a]	25,208	31,148,278
5.25%, 08/04/45[a]	18,166	21,670,518
5.75%, 12/01/43[a]	17,903	22,662,038
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21[a]	33,450	33,739,761
2.75%, 01/10/22[a]	8,660	8,783,386
3.38%, 05/21/25[a]	15,372	15,791,842
Credit Suisse AG/New York NY
3.00%, 10/29/21	31,030	31,710,593
3.63%, 09/09/24[a]	47,345	49,261,256
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20[a]	23,815	24,251,267
3.13%, 12/10/20[b]	1,000	1,018,670
3.45%, 04/16/21[a]	18,157	18,658,807
3.75%, 03/26/25[a]	33,910	34,791,931
3.80%, 09/15/22[a]	27,658	28,740,861
3.80%, 06/09/23[a]	31,650	32,835,761
4.55%, 04/17/26[a]	34,985	37,553,868
4.88%, 05/15/45[a]	24,365	27,354,785
Deutsche Bank AG
3.13%, 01/13/21	8,330	8,412,341
3.38%, 05/12/21[a]	28,720	29,202,298
4.10%, 01/13/26	810	832,098
4.25%, 10/14/21[a]	18,500	19,357,806
Deutsche Bank AG/London
3.70%, 05/30/24[a]	33,538	33,962,303
Discover Bank
3.20%, 08/09/21 (Call 07/09/21)	16,769	17,103,194
3.45%, 07/27/26 (Call 04/27/26)[a]	22,235	21,888,763

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.20%, 08/08/23[a]	$15,775	$16,762,515
Fifth Third Bancorp.
2.88%, 07/27/20 (Call 06/27/20)[a]	14,553	14,818,148
4.30%, 01/16/24 (Call 12/16/23)	9,260	9,845,553
8.25%, 03/01/38[a]	14,390	21,731,935
Fifth Third Bank/Cincinnati OH
2.25%, 06/14/21 (Call 05/14/21)[a]	10,635	10,610,829
2.88%, 10/01/21 (Call 09/01/21)[a]	12,645	12,872,485
3.85%, 03/15/26 (Call 02/15/26)[a]	11,710	12,083,054
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)[a]	36,430	36,041,580
2.60%, 12/27/20 (Call 12/27/19)	9,435	9,510,903
2.63%, 04/25/21 (Call 03/25/21)	22,894	22,972,165
2.75%, 09/15/20 (Call 08/15/20)[a]	16,539	16,723,034
2.88%, 02/25/21 (Call 01/25/21)[a]	19,020	19,254,309
2.88%, 10/31/22 (Call 10/31/21)[c]	40,000	39,993,604
3.00%, 04/26/22 (Call 04/26/21)[a]	49,865	50,430,694
3.27%, 09/29/25 (Call 09/29/24)	25,000	24,907,495
3.50%, 01/23/25 (Call 10/23/24)	41,800	42,443,891
3.50%, 11/16/26 (Call 11/16/25)[a]	43,759	43,765,883
3.63%, 01/22/23[a]	26,408	27,286,103
3.75%, 05/22/25 (Call 02/22/25)[a]	40,638	41,805,083
3.75%, 02/25/26 (Call 11/25/25)[a]	26,895	27,544,261
3.85%, 07/08/24 (Call 04/08/24)[a]	29,263	30,472,814

Security	Principal (000s)	Value
3.85%, 01/26/27 (Call 01/26/26)[a]	$43,877	$44,964,764
4.00%, 03/03/24[a]	42,329	44,549,596
4.02%, 10/31/38 (Call 10/31/37)	25,000	25,246,905
4.25%, 10/21/25[a]	24,768	25,832,182
4.75%, 10/21/45 (Call 04/21/45)[a]	23,865	26,607,296
4.80%, 07/08/44 (Call 01/08/44)	29,326	32,808,014
5.15%, 05/22/45[a]	30,232	34,482,616
5.25%, 07/27/21	38,291	41,927,952
5.75%, 01/24/22	53,782	60,163,815
5.95%, 01/15/27	9,425	11,036,552
6.13%, 02/15/33	37,764	47,243,183
6.25%, 02/01/41[a]	38,570	51,147,588
6.45%, 05/01/36	1,962	2,505,602
6.75%, 10/01/37	85,302	112,791,909
VRN, (3 mo. LIBOR US + 0.990%)
2.91%, 07/24/23 (Call 07/24/22)[c]	15,130	15,085,695
VRN, (3 mo. LIBOR US + 1.053%)
2.91%, 06/05/23 (Call 06/05/22)[c]	4,425	4,421,496
VRN, (3 mo. LIBOR US + 1.510%)
3.69%, 06/05/28 (Call 06/05/27)[a,c]	26,690	26,950,583
HSBC Bank USA N.A.
4.88%, 08/24/20	13,960	14,950,962
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35[a]	11,538	14,093,876
5.88%, 11/01/34	14,170	17,670,075
HSBC Holdings PLC
2.65%, 01/05/22	35,852	35,867,298
2.95%, 05/25/21	40,670	41,344,760
3.40%, 03/08/21[a]	41,075	42,346,526
3.60%, 05/25/23[a]	25,530	26,565,778
3.90%, 05/25/26[a]	36,203	37,826,263
4.00%, 03/30/22[a]	26,325	27,789,268

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.25%, 03/14/24[a]	$18,119	$18,993,905
4.25%, 08/18/25	22,660	23,624,317
4.30%, 03/08/26	48,524	52,041,107
4.38%, 11/23/26[a]	23,760	24,926,186
4.88%, 01/14/22[a]	6,702	7,296,650
5.10%, 04/05/21[a]	32,107	34,871,743
5.25%, 03/14/44[a]	26,644	31,081,148
6.10%, 01/14/42	12,208	16,436,487
6.50%, 05/02/36[a]	34,989	45,509,961
6.50%, 09/15/37	38,044	49,875,802
6.80%, 06/01/38[a]	31,923	43,443,621
VRN, (3 mo. LIBOR US + 1.055%)
3.26%, 03/13/23 (Call 03/13/22)[c]	750	767,186
VRN, (3 mo. LIBOR US + 1.546%)
4.04%, 03/13/28 (Call 03/13/27)[c]	2,495	2,610,271
HSBC USA Inc.
3.50%, 06/23/24	9,435	9,730,486
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)[a]	5,676	5,603,656
3.15%, 03/14/21 (Call 02/14/21)[a]	23,408	23,951,405
ING Groep NV
3.15%, 03/29/22	26,619	27,127,878
3.95%, 03/29/27[a]	22,850	23,954,832
Intesa Sanpaolo SpA
5.25%, 01/12/24[a]	14,632	16,112,056
JPMorgan Chase & Co.
2.30%, 08/15/21 (Call 08/15/20)[a]	45,041	44,838,550
2.40%, 06/07/21 (Call 05/07/21)[a]	18,361	18,370,083
2.55%, 03/01/21 (Call 02/01/21)[a]	33,933	34,212,333
2.70%, 05/18/23 (Call 03/18/23)[a]	28,551	28,443,931
2.95%, 10/01/26 (Call 07/01/26)[a]	47,800	46,758,371

Security	Principal (000s)	Value
2.97%, 01/15/23 (Call 01/15/22)[a]	$22,820	$23,088,386
3.13%, 01/23/25 (Call 10/23/24)[a]	34,807	35,004,540
3.20%, 01/25/23[a]	43,198	44,178,854
3.20%, 06/15/26 (Call 03/15/26)[a]	22,230	22,212,576
3.25%, 09/23/22[a]	42,839	44,036,988
3.30%, 04/01/26 (Call 01/01/26)[a]	42,440	42,706,447
3.38%, 05/01/23[a]	26,948	27,576,077
3.63%, 05/13/24[a]	35,819	37,324,451
3.63%, 12/01/27 (Call 12/01/26)[a]	20,702	20,805,974
3.88%, 02/01/24[a]	18,854	19,929,321
3.88%, 09/10/24[a]	42,575	44,416,756
3.90%, 07/15/25 (Call 04/15/25)[a]	46,014	48,434,042
4.13%, 12/15/26[a]	26,195	27,416,871
4.25%, 10/15/20	29,260	30,927,820
4.25%, 10/01/27[a]	23,160	24,470,682
4.35%, 08/15/21	41,240	44,038,666
4.50%, 01/24/22[a]	51,126	55,111,144
4.63%, 05/10/21	23,792	25,574,035
4.85%, 02/01/44[a]	19,205	22,149,922
4.95%, 06/01/45[a]	21,563	24,483,499
5.40%, 01/06/42[a]	19,331	23,735,570
5.50%, 10/15/40	21,741	26,859,808
5.60%, 07/15/41	24,586	30,840,639
5.63%, 08/16/43	12,660	15,524,887
6.40%, 05/15/38	30,578	41,207,494
VRN, (3 mo. LIBOR US + 0.935%)
2.78%, 04/25/23 (Call 04/25/22)[c]	16,430	16,482,330
VRN, (3 mo. LIBOR US + 1.155%)
3.22%, 03/01/25 (Call 03/01/24)[a,c]	18,468	18,662,791
VRN, (3 mo. LIBOR US + 1.337%)
3.78%, 02/01/28 (Call 02/01/27)[a,c]	22,267	22,929,713

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
VRN, (3 mo. LIBOR US + 1.360%)
3.88%, 07/24/38 (Call 07/24/37)[c]	$32,509	$32,797,956
VRN, (3 mo. LIBOR US + 1.380%)
3.54%, 05/01/28 (Call 05/01/27)[a,c]	15,310	15,482,238
VRN, (3 mo. LIBOR US + 1.460%)
4.03%, 07/24/48 (Call 07/24/47)[a,c]	22,524	22,926,004
VRN, (3 mo. LIBOR US + 1.580%)
4.26%, 02/22/48 (Call 02/22/47)[c]	18,800	19,880,060
KeyBank N.A./Cleveland OH
3.30%, 06/01/25[a]	3,875	3,942,528
KeyCorp 2.90%, 09/15/20	11,855	12,071,963
5.10%, 03/24/21	12,345	13,410,374
Lloyds Bank PLC
6.38%, 01/21/21[a]	8,616	9,653,953
Lloyds Banking Group PLC
3.00%, 01/11/22	17,445	17,660,134
3.10%, 07/06/21	16,265	16,574,253
3.75%, 01/11/27[a]	17,795	18,130,101
4.50%, 11/04/24[a]	19,925	21,009,181
4.58%, 12/10/25[a]	17,721	18,672,304
4.65%, 03/24/26[a]	22,198	23,513,112
5.30%, 12/01/45[a]	10,700	12,609,778
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)	1,155	1,146,348
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21[a]	17,630	17,397,284
2.67%, 07/25/22	33,050	32,953,064
2.76%, 09/13/26[a]	11,330	10,883,980
2.95%, 03/01/21[a]	43,305	43,997,651
3.00%, 02/22/22[a]	4,310	4,368,929
3.29%, 07/25/27	22,465	22,382,118
3.68%, 02/22/27[a]	18,710	19,263,174
3.85%, 03/01/26	36,625	38,190,506

Security	Principal (000s)	Value
Mizuho Financial Group Inc.
2.27%, 09/13/21	$15,230	$15,000,400
2.60%, 09/11/22	15,000	14,857,770
2.84%, 09/13/26[a]	9,095	8,777,805
2.95%, 02/28/22	19,200	19,389,421
3.17%, 09/11/27	18,700	18,427,724
Morgan Stanley
2.50%, 04/21/21[a]	33,706	33,745,729
2.63%, 11/17/21[a]	41,173	41,191,577
2.75%, 05/19/22[a]	37,945	38,008,338
3.13%, 07/27/26[a]	36,034	35,482,907
3.63%, 01/20/27[a]	43,975	44,748,081
3.70%, 10/23/24[a]	36,190	37,570,656
3.75%, 02/25/23	37,094	38,747,187
3.88%, 01/27/26[a]	48,013	49,998,827
3.95%, 04/23/27[a]	26,908	27,354,509
4.00%, 07/23/25[a]	49,340	51,920,097
4.10%, 05/22/23	25,814	27,078,403
4.30%, 01/27/45[a]	30,093	31,649,452
4.35%, 09/08/26	42,125	44,144,068
4.38%, 01/22/47[a]	46,114	49,238,984
4.88%, 11/01/22	27,063	29,342,987
5.00%, 11/24/25	27,304	29,817,082
5.50%, 07/28/21	40,093	44,294,482
5.75%, 01/25/21[a]	33,806	37,309,772
6.38%, 07/24/42	39,364	53,445,341
7.25%, 04/01/32	17,933	24,629,770
VRN, (3 mo. LIBOR US + 1.340%)
3.59%, 07/22/28 (Call 07/22/27)[c]	27,475	27,659,440
VRN, (3 mo. LIBOR US + 1.455%)
3.97%, 07/22/38 (Call 07/22/37)[c]	11,420	11,562,568
Series F
3.88%, 04/29/24[a]	48,421	50,748,428
National Australia Bank Ltd./New York
1.88%, 07/12/21[a]	13,990	13,675,057
2.50%, 05/22/22	18,480	18,446,769
2.50%, 07/12/26	30,675	29,159,667
2.63%, 01/14/21[a]	9,500	9,576,994

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.80%, 01/10/22[a]	$8,940	$9,034,372
3.00%, 01/20/23[a]	9,379	9,496,157
3.38%, 01/14/26	8,525	8,675,203
Northern Trust Corp.
3.95%, 10/30/25[a]	24,895	26,420,610
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[d]	14,445	14,372,113
2.45%, 11/05/20 (Call 10/06/20)[d]	9,291	9,365,378
2.45%, 07/28/22 (Call 06/28/22)[a,d]	1,125	1,123,518
2.55%, 12/09/21 (Call 11/09/21)[d]	14,590	14,691,803
2.60%, 07/21/20 (Call 06/21/20)[d]	7,980	8,079,511
2.63%, 02/17/22 (Call 01/18/22)[a,d]	18,781	18,934,240
2.70%, 11/01/22 (Call 10/01/22)[a,d]	10,677	10,726,733
2.95%, 01/30/23 (Call 12/30/22)[d]	11,303	11,441,231
2.95%, 02/23/25 (Call 01/24/25)[a,d]	12,760	12,769,021
3.25%, 06/01/25 (Call 05/02/25)[d]	12,325	12,549,875
3.80%, 07/25/23 (Call 06/25/23)[d]	10,558	11,102,870
PNC Financial Services Group Inc. (The)
3.15%, 05/19/27 (Call 04/19/27)[d]	11,135	11,117,771
3.30%, 03/08/22 (Call 02/06/22)[a,d]	10,714	11,093,946
3.90%, 04/29/24 (Call 03/29/24)[d]	6,394	6,721,117
4.38%, 08/11/20[d]	8,694	9,200,681
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	400	400,621
Royal Bank of Canada
2.35%, 10/30/20[a]	18,980	19,080,871
2.50%, 01/19/21	16,958	17,097,792

Security	Principal (000s)	Value
2.75%, 02/01/22[a]	$6,200	$6,291,542
4.65%, 01/27/26[a]	24,196	26,038,358
Royal Bank of Scotland Group PLC
3.88%, 09/12/23[a]	50,910	52,138,178
4.80%, 04/05/26[a]	18,315	19,681,429
Santander Holdings USA Inc.
3.70%, 03/28/22 (Call 02/28/22)[b]	20,425	20,864,861
4.40%, 07/13/27 (Call 04/13/27)[b]	12,106	12,464,765
4.50%, 07/17/25 (Call 04/17/25)	20,291	21,185,644
Santander Issuances SAU
5.18%, 11/19/25[a]	19,370	20,907,651
Santander UK Group Holdings PLC
2.88%, 08/05/21	20,250	20,356,580
3.13%, 01/08/21	11,420	11,626,651
3.57%, 01/10/23 (Call 01/10/22)	31,750	32,610,771
Santander UK PLC
4.00%, 03/13/24	8,653	9,130,546
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21[a]	15,480	15,167,086
2.63%, 03/15/21[a]	15,072	15,233,010
State Street Corp.
1.95%, 05/19/21	13,476	13,363,543
2.65%, 05/19/26[a]	20,365	19,861,139
3.10%, 05/15/23[a]	17,523	17,846,478
3.30%, 12/16/24	15,902	16,502,627
3.55%, 08/18/25[a]	18,346	19,140,962
3.70%, 11/20/23	11,940	12,708,729
4.38%, 03/07/21	4,590	4,900,414
Sumitomo Mitsui Banking Corp.
2.65%, 07/23/20[a]	10,105	10,233,261
3.20%, 07/18/22[a]	8,644	8,796,069
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21[a]	19,040	18,709,709
2.44%, 10/19/21[a]	15,980	15,927,047
2.63%, 07/14/26	28,785	27,341,732
2.78%, 07/12/22	26,810	26,852,239

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.78%, 10/18/22	$10,200	$10,225,625
2.85%, 01/11/22	12,135	12,221,095
2.93%, 03/09/21	26,600	26,980,502
3.01%, 10/19/26[a]	19,715	19,268,260
3.35%, 10/18/27	10,000	10,011,073
3.36%, 07/12/27	27,310	27,597,009
3.45%, 01/11/27[a]	17,675	17,872,652
3.78%, 03/09/26[a]	20,715	21,452,479
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	656	652,402
3.30%, 05/15/26 (Call 04/15/26)[a]	10,065	9,950,691
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)[a]	20,271	20,379,894
2.90%, 03/03/21 (Call 02/03/21)[a]	13,194	13,399,033
Svenska Handelsbanken AB
1.88%, 09/07/21[a]	8,740	8,582,803
2.40%, 10/01/20[a]	8,150	8,219,185
2.45%, 03/30/21	25,090	25,247,347
Synchrony Bank
3.00%, 06/15/22 (Call 05/15/22)[a]	17,675	17,637,962
Toronto-Dominion Bank (The)
1.80%, 07/13/21[a]	24,305	23,870,993
2.13%, 04/07/21[a]	25,485	25,372,863
2.50%, 12/14/20[a]	21,780	21,998,943
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)[a]	11,290	11,370,183
2.63%, 01/24/22 (Call 12/23/21)[a]	22,122	22,387,603
2.95%, 07/15/22 (Call 06/15/22)[a]	23,222	23,769,675
3.00%, 03/15/22 (Call 02/15/22)	11,973	12,302,897
3.10%, 04/27/26 (Call 03/27/26)[a]	15,182	15,117,152
3.70%, 01/30/24 (Call 12/29/23)	12,740	13,435,356
4.13%, 05/24/21 (Call 04/23/21)[a]	11,674	12,411,012

Security	Principal (000s)	Value
Series F
3.60%, 09/11/24 (Call 08/11/24)[a]	$11,881	$12,352,997
Series V
2.38%, 07/22/26 (Call 06/22/26)	22,410	21,258,505
Series X
3.15%, 04/27/27 (Call 03/27/27)[a]	27,754	27,842,596
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)[a]	15,982	15,905,405
Wachovia Corp.
5.50%, 08/01/35[a]	9,317	10,927,511
Wells Fargo & Co.
2.10%, 07/26/21[a]	56,840	56,135,372
2.50%, 03/04/21	33,907	34,016,160
2.55%, 12/07/20[a]	33,062	33,323,835
2.60%, 07/22/20[a]	12,780	12,929,998
2.63%, 07/22/22[a]	43,857	43,741,503
3.00%, 01/22/21[a]	24,454	24,947,885
3.00%, 02/19/25[a]	43,364	43,038,549
3.00%, 04/22/26[a]	64,947	63,511,684
3.00%, 10/23/26	51,590	50,528,097
3.07%, 01/24/23 (Call 01/24/22)[a]	72,500	73,633,501
3.30%, 09/09/24	25,768	26,169,958
3.50%, 03/08/22[a]	39,291	40,778,648
3.55%, 09/29/25	35,688	36,577,434
3.90%, 05/01/45[a]	36,232	36,492,899
4.10%, 06/03/26	22,775	23,673,433
4.13%, 08/15/23	14,049	14,841,319
4.30%, 07/22/27[a]	34,130	36,037,993
4.40%, 06/14/46[a]	12,290	12,678,805
4.60%, 04/01/21[a]	34,824	37,328,427
4.65%, 11/04/44[a]	35,485	37,859,500
4.75%, 12/07/46[a]	32,345	35,258,702
4.90%, 11/17/45	21,658	23,962,866
5.38%, 02/07/35	10,841	12,957,870
5.38%, 11/02/43[a]	32,365	37,938,988
5.61%, 01/15/44[a]	37,730	45,529,565

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
VRN, (3 mo. LIBOR US + 1.310%)
3.58%, 05/22/28 (Call 05/22/27)[c]	$7,819	$7,902,038
Series M
3.45%, 02/13/23[a]	25,762	26,456,672
Wells Fargo Bank N.A.
5.85%, 02/01/37	11,255	14,085,475
6.60%, 01/15/38	15,069	20,520,514
Westpac Banking Corp.
2.00%, 08/19/21[a]	21,320	21,014,589
2.10%, 05/13/21	15,620	15,502,025
2.50%, 06/28/22	2,200	2,199,546
2.60%, 11/23/20	19,960	20,193,748
2.70%, 08/19/26[a]	15,372	14,837,892
2.80%, 01/11/22[a]	15,016	15,236,879
2.85%, 05/13/26[a]	22,285	21,805,665
3.35%, 03/08/27[a]	16,210	16,445,368

		10,480,153,017
BEVERAGES — 3.59%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23[a]	16,448	16,439,525
2.65%, 02/01/21 (Call 01/01/21)[a]	103,905	105,225,508
3.30%, 02/01/23 (Call 12/01/22)[a]	86,177	88,830,390
3.65%, 02/01/26 (Call 11/01/25)[a]	166,674	171,607,534
3.70%, 02/01/24	15,874	16,646,418
4.00%, 01/17/43[a]	7,576	7,516,763
4.63%, 02/01/44[a]	14,922	16,282,000
4.70%, 02/01/36 (Call 08/01/35)[a]	86,942	95,560,734
4.90%, 02/01/46 (Call 08/01/45)[a]	158,803	177,709,164
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22[a]	42,908	42,970,109
3.75%, 01/15/22[a]	34,158	35,985,542
3.75%, 07/15/42	17,878	17,191,646
4.44%, 10/06/48 (Call 04/06/48)	11,025	11,668,415

Security	Principal (000s)	Value
4.95%, 01/15/42	$14,295	$16,165,702
8.20%, 01/15/39[a]	18,359	28,868,274
Coca-Cola Co. (The)
1.55%, 09/01/21[a]	1,765	1,731,680
1.88%, 10/27/20	21,680	21,630,127
2.25%, 09/01/26[a]	17,760	16,975,544
2.45%, 11/01/20[a]	8,304	8,417,465
2.50%, 04/01/23	14,554	14,620,833
2.88%, 10/27/25	22,347	22,694,679
3.15%, 11/15/20	13,021	13,469,635
3.20%, 11/01/23[a]	19,382	20,181,292
3.30%, 09/01/21[a]	16,246	16,954,618
Constellation Brands Inc.
4.25%, 05/01/23	20	21,366
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	17,936	18,069,801
Diageo Investment Corp.
2.88%, 05/11/22[a]	11,594	11,849,481
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	14,134	13,939,191
3.00%, 07/15/26 (Call 04/15/26)[a]	29,970	29,169,921
4.20%, 07/15/46 (Call 01/15/46)[a]	33,238	32,821,558
5.00%, 05/01/42	15,401	17,045,587
Pepsi-Cola Metropolitan Bottling Co. Inc.
Series B
7.00%, 03/01/29	12,620	17,163,574
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)[a]	9,700	9,524,196
2.15%, 10/14/20 (Call 09/14/20)[a]	12,235	12,302,427
2.25%, 05/02/22 (Call 04/02/22)	11,495	11,468,837
2.38%, 10/06/26 (Call 07/06/26)[a]	12,620	12,053,726
2.75%, 03/05/22	16,262	16,591,958
2.75%, 03/01/23	19,191	19,497,428
2.75%, 04/30/25 (Call 01/30/25)	13,265	13,358,161

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.85%, 02/24/26 (Call 11/24/25)[a]	$10,011	$9,958,273
3.00%, 08/25/21[a]	7,916	8,162,804
3.00%, 10/15/27 (Call 07/15/27)	7,300	7,272,337
3.10%, 07/17/22 (Call 05/17/22)[a]	8,485	8,765,845
3.13%, 11/01/20	13,238	13,673,677
3.45%, 10/06/46 (Call 04/06/46)[a]	30,514	29,006,721
3.60%, 03/01/24 (Call 12/01/23)[a]	18,992	20,060,646
4.00%, 03/05/42[a]	5,684	5,893,780
4.00%, 05/02/47 (Call 11/02/46)[a]	10,560	10,980,204
4.45%, 04/14/46 (Call 10/14/45)[a]	25,310	28,149,618
4.88%, 11/01/40	8,666	10,073,145
5.50%, 01/15/40	12,864	16,094,000

		1,388,311,859
BIOTECHNOLOGY — 2.20%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)[a]	7,835	7,676,112
2.25%, 08/19/23 (Call 06/19/23)[a]	8,987	8,734,663
2.60%, 08/19/26 (Call 05/19/26)[a]	19,985	19,127,494
2.65%, 05/11/22 (Call 04/11/22)[a]	20,255	20,281,020
3.13%, 05/01/25 (Call 02/01/25)[a]	15,575	15,659,388
3.63%, 05/15/22 (Call 02/15/22)[a]	16,707	17,386,011
3.63%, 05/22/24 (Call 02/22/24)[a]	23,964	24,998,464
3.88%, 11/15/21 (Call 08/15/21)[a]	23,670	24,842,863
4.10%, 06/15/21 (Call 03/15/21)	23,626	24,896,623
4.40%, 05/01/45 (Call 11/01/44)[a]	31,097	32,749,662
4.56%, 06/15/48 (Call 12/15/47)[a]	15,355	16,472,967

Security	Principal (000s)	Value
4.66%, 06/15/51 (Call 12/15/50)[a]	$49,543	$53,582,588
5.15%, 11/15/41 (Call 05/15/41)	12,053	13,873,749
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	27,640	28,834,849
5.25%, 06/23/45 (Call 12/23/44)	19,499	22,188,754
Biogen Inc.
3.63%, 09/15/22[a]	16,360	17,101,903
4.05%, 09/15/25 (Call 06/15/25)[a]	24,715	26,253,620
5.20%, 09/15/45 (Call 03/15/45)[a]	19,550	22,411,156
Celgene Corp.
3.25%, 08/15/22	20,581	21,033,558
3.55%, 08/15/22[a]	17,276	17,893,341
3.63%, 05/15/24 (Call 02/15/24)[a]	17,296	17,841,476
3.88%, 08/15/25 (Call 05/15/25)[a]	36,843	38,306,304
4.63%, 05/15/44 (Call 11/15/43)	14,171	14,696,255
5.00%, 08/15/45 (Call 02/15/45)	23,664	26,071,410
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)[a]	5,074	5,048,004
2.95%, 03/01/27 (Call 12/01/26)[a]	23,719	23,331,415
3.25%, 09/01/22 (Call 07/01/22)[a]	15,917	16,462,377
3.50%, 02/01/25 (Call 11/01/24)[a]	26,267	27,237,135
3.65%, 03/01/26 (Call 12/01/25)	33,477	34,839,464
3.70%, 04/01/24 (Call 01/01/24)[a]	15,495	16,318,286
4.00%, 09/01/36 (Call 03/01/36)[a]	10,070	10,428,618
4.15%, 03/01/47 (Call 09/01/46)[a]	34,704	35,784,301

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.40%, 12/01/21 (Call 09/01/21)[a]	$16,349	$17,592,714
4.50%, 04/01/21 (Call 01/01/21)	20,319	21,743,313
4.50%, 02/01/45 (Call 08/01/44)[a]	22,813	24,647,975
4.60%, 09/01/35 (Call 03/01/35)[a]	14,828	16,530,621
4.75%, 03/01/46 (Call 09/01/45)[a]	24,381	27,557,269
4.80%, 04/01/44 (Call 10/01/43)	22,045	24,802,889
5.65%, 12/01/41 (Call 06/01/41)[a]	14,077	17,638,266

		852,876,877
CHEMICALS — 1.19%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	16,817	17,110,267
3.50%, 10/01/24 (Call 07/01/24)[a]	16,664	17,184,677
4.13%, 11/15/21 (Call 08/15/21)	11,671	12,367,252
4.25%, 11/15/20 (Call 08/15/20)[a]	19,629	20,665,392
4.38%, 11/15/42 (Call 05/15/42)[a]	30,157	31,354,004
5.25%, 11/15/41 (Call 05/15/41)	13,649	15,695,266
7.38%, 11/01/29	7,407	9,892,272
9.40%, 05/15/39[a]	10,271	17,329,039
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)[a]	6,582	6,835,713
3.80%, 03/15/25 (Call 12/15/24)	648	673,449
4.65%, 10/15/44 (Call 04/15/44)	14,160	15,176,032
EI du Pont de Nemours & Co.
2.80%, 02/15/23[a]	16,987	17,111,003
3.63%, 01/15/21[a]	11,248	11,732,270
4.15%, 02/15/43	10,974	11,213,588

Security	Principal (000s)	Value
LYB International Finance BV
4.00%, 07/15/23[a]	$12,221	$12,889,675
4.88%, 03/15/44 (Call 09/15/43)[a]	10,316	11,278,242
5.25%, 07/15/43[a]	14,123	16,146,262
LYB International Finance II BV
3.50%, 03/02/27 (Call 12/02/26)[a]	17,938	17,955,045
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	9,294	9,558,517
5.75%, 04/15/24 (Call 01/15/24)[a]	20,348	23,261,783
6.00%, 11/15/21 (Call 08/17/21)[a]	8,993	10,087,320
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)	10,828	11,066,372
4.40%, 07/15/44 (Call 01/15/44)	10,270	10,633,877
4.70%, 07/15/64 (Call 01/15/64)	10,700	10,896,626
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[a]	21,947	22,933,588
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	7,717	7,914,564
Rohm & Haas Co.
7.85%, 07/15/29[a]	9,491	13,038,613
Sherwin-Williams Co. (The)
2.75%, 06/01/22 (Call 05/01/22)[a]	22,710	22,817,398
3.45%, 06/01/27 (Call 03/01/27)[a]	26,075	26,459,087
4.50%, 06/01/47 (Call 12/01/46)[a]	15,215	16,081,146
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)	13,535	13,619,383

		460,977,722

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.21%
Automatic Data Processing Inc.
3.38%, 09/15/25 (Call 06/15/25)	$14,057	$14,504,119
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	13,624	13,136,792
4.35%, 12/08/21	18,881	20,325,353
5.50%, 12/08/41	10,398	12,829,895
S&P Global Inc.
4.40%, 02/15/26 (Call 11/15/25)[a]	10,220	11,040,511
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	6,045	6,237,533
4.80%, 04/01/26 (Call 01/01/26)	4,805	5,210,981

		83,285,184
COMPUTERS — 3.77%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)[a]	22,850	22,349,928
2.10%, 09/12/22 (Call 08/12/22)	325	321,412
2.15%, 02/09/22[a]	12,875	12,817,417
2.25%, 02/23/21 (Call 01/23/21)[a]	37,100	37,306,888
2.30%, 05/11/22 (Call 04/11/22)[a]	27,720	27,712,277
2.40%, 05/03/23[a]	80,050	79,749,396
2.45%, 08/04/26 (Call 05/04/26)[a]	39,603	38,175,993
2.50%, 02/09/22 (Call 01/09/22)[a]	25,220	25,469,537
2.50%, 02/09/25[a]	22,623	22,281,133
2.70%, 05/13/22	19,051	19,353,530
2.85%, 05/06/21[a]	48,756	49,925,554
2.85%, 02/23/23 (Call 12/23/22)	20,174	20,575,666
2.85%, 05/11/24 (Call 03/11/24)	27,205	27,485,211
2.90%, 09/12/27 (Call 06/12/27)[a]	23,650	23,426,966

Security	Principal (000s)	Value
3.00%, 02/09/24 (Call 12/09/23)[a]	$25,332	$25,859,275
3.00%, 06/20/27 (Call 03/20/27)	10,720	10,713,210
3.20%, 05/13/25[a]	10,620	10,905,877
3.20%, 05/11/27 (Call 02/11/27)	29,284	29,749,045
3.25%, 02/23/26 (Call 11/23/25)[a]	47,671	48,816,949
3.35%, 02/09/27 (Call 11/09/26)[a]	42,471	43,663,938
3.45%, 05/06/24	36,439	38,068,530
3.45%, 02/09/45[a]	24,046	22,853,710
3.75%, 09/12/47 (Call 03/12/47)	11,410	11,341,783
3.85%, 05/04/43	41,026	41,654,588
3.85%, 08/04/46 (Call 02/04/46)[a]	34,120	34,510,759
4.25%, 02/09/47 (Call 08/09/46)[a]	22,179	23,953,406
4.38%, 05/13/45	26,640	29,148,654
4.45%, 05/06/44[a]	8,798	9,752,502
4.50%, 02/23/36 (Call 08/23/35)[a]	11,443	12,987,012
4.65%, 02/23/46 (Call 08/23/45)[a]	55,475	63,127,887
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (Call 05/15/21)[a,b]	59,443	62,451,713
5.45%, 06/15/23 (Call 04/15/23)[b]	41,634	45,730,269
6.02%, 06/15/26 (Call 03/15/26)[a,b]	59,428	66,315,218
8.10%, 07/15/36 (Call 01/15/36)[a,b]	26,825	34,012,509
8.35%, 07/15/46 (Call 01/15/46)[a,b]	33,754	43,756,914
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)	16,215	17,275,069
4.90%, 10/15/25 (Call 07/15/25)[a]	31,295	33,273,357

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
6.20%, 10/15/35 (Call 04/15/35)	$8,322	$8,969,127
6.35%, 10/15/45 (Call 04/15/45)[a]	27,664	29,466,744
HP Inc.
4.30%, 06/01/21[a]	13,535	14,308,570
4.38%, 09/15/21[a]	13,390	14,230,978
4.65%, 12/09/21[a]	28,858	31,046,507
6.00%, 09/15/41[a]	14,532	15,731,140
International Business Machines Corp.
1.88%, 08/01/22[a]	12,426	12,136,461
2.25%, 02/19/21[a]	10,695	10,736,112
2.50%, 01/27/22[a]	10,345	10,430,536
2.88%, 11/09/22[a]	17,057	17,391,118
3.30%, 01/27/27[a]	1,290	1,315,476
3.38%, 08/01/23[a]	13,679	14,236,507
3.45%, 02/19/26[a]	25,278	26,090,339
3.63%, 02/12/24[a]	20,983	22,089,507
4.00%, 06/20/42[a]	13,638	14,049,814
4.70%, 02/19/46[a]	1,380	1,591,556
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)[a,b]	18,325	18,622,781
4.75%, 06/01/23[a]	14,504	14,902,860
4.75%, 01/01/25[a]	16,716	16,582,272

		1,460,801,487
COSMETICS & PERSONAL CARE — 0.42%
Procter & Gamble Co. (The)
1.70%, 11/03/21[a]	11,254	11,069,319
2.15%, 08/11/22	12,283	12,231,574
2.30%, 02/06/22[a]	10,184	10,215,959
2.45%, 11/03/26[a]	14,290	13,815,589
2.85%, 08/11/27[a]	7,465	7,421,521
3.10%, 08/15/23[a]	28,548	29,643,196
5.55%, 03/05/37	15,938	21,002,162
Unilever Capital Corp.
2.20%, 05/05/22 (Call 04/05/22)[a]	18,895	18,826,012
2.90%, 05/05/27 (Call 02/05/27)[a]	16,000	15,856,728
4.25%, 02/10/21	8,038	8,550,990
5.90%, 11/15/32	11,444	14,921,917

		163,554,967

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 2.82%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.65%, 07/21/27 (Call 04/21/27)	$23,870	$23,874,674
3.95%, 02/01/22 (Call 01/01/22)[a]	27,070	28,219,376
4.50%, 05/15/21	22,955	24,342,182
4.63%, 10/30/20[a]	5,200	5,520,381
5.00%, 10/01/21[a]	10,509	11,347,065
Air Lease Corp.
3.00%, 09/15/23 (Call 07/15/23)[a]	9,070	9,134,685
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	14,785	14,706,409
2.65%, 12/02/22	24,457	24,502,089
3.00%, 10/30/24 (Call 09/29/24)	5,000	4,995,523
4.05%, 12/03/42[a]	21,004	21,547,968
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)	20,299	20,288,047
2.38%, 05/26/20 (Call 04/25/20)[a]	3,995	4,023,221
2.70%, 03/03/22 (Call 01/31/22)[a]	28,524	28,821,979
3.30%, 05/03/27 (Call 04/03/27)[a]	22,765	23,002,020
Series F
2.60%, 09/14/20 (Call 08/14/20)	3,791	3,837,078
Ameriprise Financial Inc.
4.00%, 10/15/23[a]	14,078	15,031,521
Capital One Bank USA N.A.
3.38%, 02/15/23[a]	12,325	12,541,111
CME Group Inc.
3.00%, 09/15/22	12,443	12,714,941
3.00%, 03/15/25 (Call 12/15/24)	21,754	22,154,456
5.30%, 09/15/43 (Call 03/15/43)[a]	8,261	10,464,367

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Discover Financial Services
4.10%, 02/09/27 (Call 11/09/26)[a]	$13,470	$13,792,188
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20[b]	200	201,180
2.34%, 11/15/20[a]	81,045	81,447,210
3.37%, 11/15/25[a]	34,304	35,136,730
4.42%, 11/15/35	167,894	179,771,795
HSBC Finance Corp.
6.68%, 01/15/21	29,683	33,384,310
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)[a]	16,580	16,912,572
3.75%, 12/01/25 (Call 09/01/25)	24,124	25,308,105
4.00%, 10/15/23[a]	10,220	11,000,382
International Lease Finance Corp.
5.88%, 08/15/22[a]	11,425	12,873,738
8.25%, 12/15/20[a]	8,217	9,583,578
Jefferies Group LLC
4.85%, 01/15/27	8,045	8,511,669
6.88%, 04/15/21[a]	6,867	7,760,469
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)[a]	12,820	12,828,880
3.38%, 04/01/24[a]	16,760	17,490,796
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)[a]	880	870,938
3.75%, 08/15/21 (Call 06/15/21)[a]	12,060	12,453,647
4.25%, 08/15/24 (Call 05/15/24)	19,323	20,090,911
4.50%, 07/23/25 (Call 04/24/25)[a]	12,417	12,998,959
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)[a]	5,220	5,281,521
3.30%, 04/01/27 (Call 01/01/27)[a]	22,165	22,438,844

Security	Principal (000s)	Value
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)	$10,225	$10,135,774
2.20%, 12/14/20 (Call 11/14/20)[a]	30,321	30,511,310
2.75%, 09/15/27 (Call 06/15/27)	5,300	5,205,014
2.80%, 12/14/22 (Call 10/14/22)[a]	32,613	33,236,019
3.15%, 12/14/25 (Call 09/14/25)	59,760	60,982,355
3.65%, 09/15/47 (Call 03/15/47)	5,000	4,974,440
4.15%, 12/14/35 (Call 06/14/35)[a]	23,779	26,011,111
4.30%, 12/14/45 (Call 06/14/45)[a]	53,172	58,858,963

		1,091,122,501
ELECTRIC — 1.87%
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	10,466	11,549,677
5.15%, 11/15/43 (Call 05/15/43)[a]	12,694	15,086,069
6.13%, 04/01/36	24,113	31,512,677
6.50%, 09/15/37[a]	15,041	20,246,013
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	10,621	11,883,501
4.63%, 12/01/54 (Call 06/01/54)	9,725	10,951,366
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	4,645	4,871,525
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)	600	623,130
5.30%, 02/15/40[a]	10,702	13,179,531
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)[a]	10,704	10,487,568

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.65%, 09/01/26 (Call 06/01/26)	$25,975	$24,969,705
3.15%, 08/15/27 (Call 05/15/27)	3,605	3,579,247
3.75%, 04/15/24 (Call 01/15/24)	15,183	15,905,492
3.75%, 09/01/46 (Call 03/01/46)[a]	29,096	28,379,939
Duke Energy Florida LLC
6.40%, 06/15/38	12,241	16,831,224
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	17,818	17,879,991
3.55%, 06/15/26 (Call 03/15/26)[a]	9,986	10,078,751
4.75%, 06/15/46 (Call 12/15/45)	14,669	15,893,042
Entergy Corp.
2.95%, 09/01/26 (Call 06/01/26)	1,000	970,325
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)[a]	9,305	9,417,868
3.50%, 06/01/22 (Call 05/01/22)	11,660	12,000,459
3.95%, 06/15/25 (Call 03/15/25)[a]	17,286	18,087,849
4.45%, 04/15/46 (Call 10/15/45)	12,541	13,391,314
5.10%, 06/15/45 (Call 12/15/44)[a]	1,799	2,077,398
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	13,479	14,172,703
6.25%, 10/01/39[a]	12,466	14,125,107
FirstEnergy Corp.
Series B
3.90%, 07/15/27 (Call 04/15/27)	8,375	8,547,226
4.25%, 03/15/23 (Call 12/15/22)	13,329	14,106,166
Series C
4.85%, 07/15/47 (Call 01/15/47)	8,350	8,951,488

Security	Principal (000s)	Value
7.38%, 11/15/31	$18,536	$24,845,975
Fortis Inc./Canada
3.06%, 10/04/26 (Call 07/04/26)	23,820	23,129,270
Georgia Power Co.
4.30%, 03/15/42[a]	14,986	15,671,701
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27 (Call 02/01/27)[a]	12,090	12,472,418
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	9,898	11,819,179
Pacific Gas & Electric Co.
5.40%, 01/15/40	12,486	14,801,984
5.80%, 03/01/37[a]	11,922	14,631,346
6.05%, 03/01/34	46,023	57,345,500
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)	15,472	16,578,684
4.65%, 10/01/43 (Call 04/01/43)	10,271	11,955,659
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)[a]	22,215	22,096,972
2.95%, 07/01/23 (Call 05/01/23)	22,873	22,966,235
3.25%, 07/01/26 (Call 04/01/26)[a]	33,493	33,341,257
4.40%, 07/01/46 (Call 01/01/46)[a]	25,870	27,276,112
Virginia Electric & Power Co.
Series A
3.15%, 01/15/26 (Call 10/15/25)[a]	14,791	14,981,681
3.50%, 03/15/27 (Call 12/15/26)	19,080	19,747,346

		723,417,670
ELECTRONICS — 0.26%
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)	4,103	4,070,902
3.15%, 06/15/26 (Call 03/15/26)[a]	15,855	15,767,801

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)[a]	$23,570	$23,220,511
2.50%, 11/01/26 (Call 08/01/26)[a]	30,654	29,332,344
4.25%, 03/01/21	9,029	9,620,599
Koninklijke Philips NV
3.75%, 03/15/22	18,256	19,199,590

		101,211,747
ENGINEERING & CONSTRUCTION — 0.06%
ABB Finance USA Inc.
2.88%, 05/08/22[a]	19,380	19,749,259
4.38%, 05/08/42	4,377	4,676,150

		24,425,409
ENVIRONMENTAL CONTROL — 0.06%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)[a]	10,045	10,431,524
Waste Management Inc.
4.10%, 03/01/45 (Call 09/01/44)	12,274	12,897,593

		23,329,117
FOOD — 1.16%
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	12,394	12,709,658
3.20%, 02/10/27 (Call 11/10/26)[a]	4,995	4,989,028
JM Smucker Co. (The)
3.50%, 10/15/21[a]	5,620	5,822,430
3.50%, 03/15/25[a]	20,040	20,460,802
Kellogg Co.
3.25%, 04/01/26[a]	7,457	7,468,048
4.00%, 12/15/20	7,747	8,149,196
Series B
7.45%, 04/01/31[a]	1,196	1,611,577
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)[a]	32,603	31,508,113
3.50%, 06/06/22	35,509	36,688,801
3.50%, 07/15/22 (Call 05/15/22)	16,170	16,694,739

Security	Principal (000s)	Value
3.95%, 07/15/25 (Call 04/15/25)	$21,690	$22,507,312
4.38%, 06/01/46 (Call 12/01/45)	39,697	38,780,448
5.00%, 07/15/35 (Call 01/15/35)[a]	16,236	17,707,482
5.00%, 06/04/42	24,480	25,966,054
5.20%, 07/15/45 (Call 01/15/45)[a]	27,123	29,565,022
6.50%, 02/09/40	12,934	16,228,956
6.88%, 01/26/39	10,501	13,514,450
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)[a]	15,665	14,452,023
4.45%, 02/01/47 (Call 08/01/46)[a]	20,413	19,484,294
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)	4,226	4,242,404
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	11,005	11,151,944
3.25%, 07/15/27 (Call 04/15/27)	4,415	4,402,541
3.30%, 07/15/26 (Call 04/15/26)[a]	14,671	14,765,453
3.75%, 10/01/25 (Call 07/01/25)	7,678	7,992,700
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)[a]	17,175	17,507,999
3.95%, 08/15/24 (Call 05/15/24)[a]	16,568	17,462,266
4.50%, 06/15/22 (Call 03/15/22)	12,947	13,955,346
4.55%, 06/02/47 (Call 12/02/46)[a]	12,530	13,334,130

		449,123,216
FOREST PRODUCTS & PAPER — 0.19%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)[a]	20,102	19,510,149

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.65%, 06/15/24 (Call 03/15/24)[a]	$13,210	$13,760,909
4.35%, 08/15/48 (Call 02/15/48)	6,240	6,386,084
4.40%, 08/15/47 (Call 02/15/47)[a]	13,620	14,109,871
4.75%, 02/15/22 (Call 11/15/21)[a]	6,855	7,479,620
4.80%, 06/15/44 (Call 12/15/43)	9,040	9,866,808
7.30%, 11/15/39	1,050	1,446,889

		72,560,330
GAS — 0.17%
NiSource Finance Corp.
3.49%, 05/15/27 (Call 02/15/27)[a]	7,603	7,711,025
3.95%, 03/30/48 (Call 09/30/47)	1,650	1,652,310
4.38%, 05/15/47 (Call 11/15/46)[a]	24,525	25,924,617
4.80%, 02/15/44 (Call 08/15/43)	7,521	8,345,158
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)[a]	11,435	11,337,705
6.00%, 10/15/39[a]	7,950	10,127,854

		65,098,669
HEALTH CARE – PRODUCTS — 2.21%
Abbott Laboratories
2.55%, 03/15/22[a]	7,359	7,341,494
2.90%, 11/30/21 (Call 10/30/21)[a]	43,016	43,687,235
2.95%, 03/15/25 (Call 12/15/24)[a]	14,542	14,290,442
3.25%, 04/15/23 (Call 01/15/23)[a]	11,626	11,888,617
3.40%, 11/30/23 (Call 09/30/23)	17,330	17,759,893
3.75%, 11/30/26 (Call 08/30/26)[a]	49,212	50,716,431
4.75%, 11/30/36 (Call 05/30/36)[a]	26,505	29,271,454

Security	Principal (000s)	Value
4.90%, 11/30/46 (Call 05/30/46)[a]	$45,497	$51,053,057
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)	31,305	31,378,200
3.13%, 11/08/21[a]	2,813	2,864,677
3.36%, 06/06/24 (Call 04/06/24)[a]	43,562	43,929,537
3.70%, 06/06/27 (Call 03/06/27)	35,524	35,804,831
3.73%, 12/15/24 (Call 09/15/24)[a]	20,125	20,719,551
4.67%, 06/06/47 (Call 12/06/46)[a]	16,759	17,486,899
4.69%, 12/15/44 (Call 06/15/44)[a]	12,982	13,697,939
Boston Scientific Corp.
3.85%, 05/15/25[a]	10,552	10,959,570
Medtronic Global Holdings SCA
3.35%, 04/01/27 (Call 01/01/27)	18,075	18,494,477
Medtronic Inc.
3.15%, 03/15/22[a]	47,927	49,336,696
3.50%, 03/15/25[a]	55,986	58,135,650
3.63%, 03/15/24 (Call 12/15/23)	13,453	14,150,204
4.38%, 03/15/35	35,389	39,123,449
4.63%, 03/15/45[a]	57,613	65,324,039
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)[a]	6,661	6,723,162
3.38%, 11/01/25 (Call 08/01/25)[a]	11,438	11,722,304
3.50%, 03/15/26 (Call 12/15/25)[a]	13,335	13,754,646
4.63%, 03/15/46 (Call 09/15/45)[a]	12,132	13,331,105
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)[a]	20,857	20,380,862
3.00%, 04/15/23 (Call 02/15/23)[a]	18,240	18,438,570
3.15%, 01/15/23 (Call 10/15/22)	12,568	12,786,765

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.20%, 08/15/27 (Call 05/15/27)	$5,000	$4,947,323
3.30%, 02/15/22	9,957	10,271,941
3.60%, 08/15/21 (Call 05/15/21)[a]	13,091	13,603,769
4.10%, 08/15/47 (Call 02/15/47)	6,235	6,279,506
4.15%, 02/01/24 (Call 11/01/23)	19,861	21,151,461
4.50%, 03/01/21[a]	10,851	11,589,037
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	9,850	9,974,319
3.55%, 04/01/25 (Call 01/01/25)[a]	31,217	31,688,395

		854,057,507
HEALTH CARE – SERVICES — 1.31%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	19,953	19,922,943
2.80%, 06/15/23 (Call 04/15/23)[a]	24,232	24,118,558
3.50%, 11/15/24 (Call 08/15/24)[a]	13,271	13,555,715
3.88%, 08/15/47 (Call 02/15/47)	4,185	3,969,023
6.63%, 06/15/36	9,028	11,834,346
Anthem Inc.
3.13%, 05/15/22	11,781	11,992,139
3.30%, 01/15/23[a]	10,601	10,847,995
3.50%, 08/15/24 (Call 05/15/24)[a]	19,225	19,679,077
4.63%, 05/15/42	18,491	19,911,597
4.65%, 01/15/43	18,503	19,879,351
4.65%, 08/15/44 (Call 02/15/44)[a]	9,823	10,584,854
5.85%, 01/15/36	8,407	10,374,699
6.38%, 06/15/37[a]	360	465,876
Cigna Corp.
3.05%, 10/15/27 (Call 07/15/27)	7,990	7,807,153
3.25%, 04/15/25 (Call 01/15/25)	16,865	16,993,388

Security	Principal (000s)	Value
3.88%, 10/15/47 (Call 04/15/47)	$16,475	$15,975,185
4.00%, 02/15/22 (Call 11/15/21)	9,174	9,665,169
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	16,290	18,284,635
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	1,825	1,940,475
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	14,441	14,759,711
4.70%, 02/01/45 (Call 08/01/44)	9,577	9,969,925
UnitedHealth Group Inc.
2.13%, 03/15/21[a]	9,789	9,776,817
2.38%, 10/15/22	3,370	3,354,356
2.88%, 12/15/21[a]	9,092	9,280,080
2.88%, 03/15/22 (Call 12/15/21)[a]	22,242	22,656,858
2.88%, 03/15/23	9,762	9,932,456
2.95%, 10/15/27	7,000	6,927,924
3.10%, 03/15/26[a]	22,096	22,290,036
3.35%, 07/15/22[a]	6,195	6,433,202
3.38%, 04/15/27[a]	1,635	1,676,920
3.45%, 01/15/27[a]	14,768	15,227,034
3.75%, 07/15/25	33,372	35,293,206
3.75%, 10/15/47 (Call 04/15/47)	4,885	4,807,131
4.20%, 01/15/47 (Call 07/15/46)[a]	10,875	11,536,137
4.25%, 03/15/43 (Call 09/15/42)	10,235	10,896,401
4.25%, 04/15/47 (Call 10/15/46)[a]	2,430	2,608,198
4.63%, 07/15/35	6,622	7,537,153
4.75%, 07/15/45[a]	28,241	32,681,533
5.80%, 03/15/36	5,385	6,853,347
6.88%, 02/15/38[a]	9,950	14,336,624

		506,637,227

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
HOUSEWARES — 0.26%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	$13,430	$13,724,008
3.85%, 04/01/23 (Call 02/01/23)[a]	24,082	25,248,604
4.20%, 04/01/26 (Call 01/01/26)	30,096	31,701,026
5.50%, 04/01/46 (Call 10/01/45)[a]	25,639	30,435,662

		101,109,300
INSURANCE — 1.87%
Aflac Inc.
3.63%, 11/15/24	21,593	22,764,345
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)[a]	20,173	20,753,674
3.75%, 07/10/25 (Call 04/10/25)[a]	19,406	20,029,594
3.88%, 01/15/35 (Call 07/15/34)[a]	26,541	26,177,749
3.90%, 04/01/26 (Call 01/01/26)[a]	22,096	22,870,127
4.13%, 02/15/24[a]	14,865	15,808,629
4.38%, 01/15/55 (Call 07/15/54)	11,421	11,355,908
4.50%, 07/16/44 (Call 01/16/44)[a]	32,885	34,405,800
4.80%, 07/10/45 (Call 01/10/45)[a]	13,572	14,836,833
4.88%, 06/01/22[a]	17,223	18,843,882
6.25%, 05/01/36[a]	10,108	12,830,519
Aon PLC
3.88%, 12/15/25 (Call 09/15/25)	11,660	12,248,908
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22[a]	13,227	13,629,683
4.25%, 01/15/21[a]	8,121	8,657,609
5.75%, 01/15/40[a]	11,813	15,222,936
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)[a]	14,913	14,966,418

Security	Principal (000s)	Value
2.75%, 03/15/23 (Call 01/15/23)[a]	$43,438	$43,995,218
3.13%, 03/15/26 (Call 12/15/25)[a]	37,735	38,145,753
4.50%, 02/11/43[a]	10,915	12,290,190
Chubb Corp. (The)
6.00%, 05/11/37	11,926	15,645,928
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)[a]	15,360	15,463,123
2.88%, 11/03/22 (Call 09/03/22)	8,814	8,967,105
3.15%, 03/15/25	9,594	9,747,686
3.35%, 05/03/26 (Call 02/03/26)[a]	21,976	22,575,802
4.35%, 11/03/45 (Call 05/03/45)	27,043	30,028,869
Manulife Financial Corp.
4.15%, 03/04/26	19,135	20,347,887
5.38%, 03/04/46[a]	7,545	9,225,362
MetLife Inc.
3.60%, 04/10/24	32,472	34,016,553
4.05%, 03/01/45	12,445	12,706,411
4.13%, 08/13/42[a]	8,428	8,681,007
4.60%, 05/13/46 (Call 11/13/45)[a]	13,240	14,700,911
4.75%, 02/08/21[a]	13,424	14,456,818
4.88%, 11/13/43[a]	9,065	10,393,615
5.70%, 06/15/35	11,714	14,565,743
5.88%, 02/06/41[a]	11,725	15,136,726
6.38%, 06/15/34	10,818	14,211,739
Series D
4.37%, 09/15/23	15,900	17,284,017
Prudential Financial Inc.
4.60%, 05/15/44[a]	10,915	12,096,135
5.70%, 12/14/36	4,335	5,381,009
Series D
6.63%, 12/01/37[a]	11,030	14,963,280
Travelers Companies Inc. (The)
5.35%, 11/01/40[a]	7,855	9,698,387
6.25%, 06/15/37	9,650	12,936,627

		723,064,515

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
INTERNET — 1.19%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)[a]	$30,309	$28,371,176
3.38%, 02/25/24	22,955	24,046,499
3.63%, 05/19/21	4,352	4,574,408
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)[a,b]	27,106	26,951,151
2.50%, 11/29/22 (Call 08/29/22)[a]	26,872	27,003,955
2.80%, 08/22/24 (Call 06/22/24)[b]	32,742	32,771,435
3.15%, 08/22/27 (Call 05/22/27)[b]	36,550	36,757,820
3.30%, 12/05/21 (Call 10/05/21)[a]	14,352	14,926,209
3.80%, 12/05/24 (Call 09/05/24)[a]	17,505	18,613,301
3.88%, 08/22/37 (Call 02/22/37)[b]	34,363	35,710,040
4.05%, 08/22/47 (Call 02/22/47)[a,b]	47,405	48,888,625
4.25%, 08/22/57 (Call 02/22/57)[b]	26,860	28,084,792
4.80%, 12/05/34 (Call 06/05/34)	19,394	22,340,633
4.95%, 12/05/44 (Call 06/05/44)[a]	20,449	23,987,074
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)[a]	13,650	13,632,849
2.75%, 01/30/23 (Call 12/30/22)[a]	14,576	14,536,352
2.88%, 08/01/21 (Call 06/01/21)[a]	11,717	11,881,146
3.45%, 08/01/24 (Call 05/01/24)	7,640	7,766,935
3.60%, 06/05/27 (Call 03/05/27)[a]	15,975	15,994,010
3.80%, 03/09/22 (Call 02/09/22)	11,805	12,356,860

Security	Principal (000s)	Value
4.00%, 07/15/42 (Call 01/15/42)[a]	$11,272	$10,277,965

		459,473,235
LODGING — 0.05%
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	7,275	7,190,064
Series R
3.13%, 06/15/26 (Call 03/15/26)[a]	13,152	13,040,375

		20,230,439
MACHINERY — 0.36%
Caterpillar Financial Services Corp.
1.70%, 08/09/21	23,575	23,098,045
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[a]	12,520	13,079,621
3.80%, 08/15/42[a]	25,088	25,920,008
3.90%, 05/27/21[a]	11,295	11,924,725
5.20%, 05/27/41	13,578	16,699,182
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)[a]	15,379	15,527,784
3.90%, 06/09/42 (Call 12/09/41)[a]	11,931	12,563,745
John Deere Capital Corp.
2.80%, 03/06/23	18,483	18,729,232

		137,542,342
MANUFACTURING — 1.21%
3M Co.
5.70%, 03/15/37[a]	3,406	4,413,384
Eaton Corp.
2.75%, 11/02/22	32,029	32,188,780
4.15%, 11/02/42	9,910	10,057,754
General Electric Co.
2.70%, 10/09/22	45,922	46,547,724
3.10%, 01/09/23[a]	28,210	29,222,860
3.15%, 09/07/22[a]	15,756	16,308,320
3.38%, 03/11/24[a]	5,823	6,059,928
3.45%, 05/15/24 (Call 02/13/24)	1,330	1,388,855
4.13%, 10/09/42[a]	31,456	32,696,307

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.50%, 03/11/44[a]	$35,791	$39,250,952
4.63%, 01/07/21[a]	16,088	17,302,732
4.65%, 10/17/21	16,260	17,746,125
5.30%, 02/11/21[a]	14,693	16,108,218
5.88%, 01/14/38[a]	36,027	46,404,848
6.15%, 08/07/37	18,666	24,666,193
6.88%, 01/10/39	30,206	43,668,600
Series A
6.75%, 03/15/32	40,451	55,645,294
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	16,019	15,616,973
3.90%, 09/01/42 (Call 03/01/42)	12,577	13,026,799

		468,320,646
MEDIA — 4.31%
21st Century Fox America Inc.
3.00%, 09/15/22	12,122	12,337,435
4.50%, 02/15/21	18,193	19,401,723
6.15%, 03/01/37	14,989	18,604,279
6.15%, 02/15/41	21,141	26,935,649
6.20%, 12/15/34	11,444	14,289,886
6.40%, 12/15/35	14,395	18,243,877
6.65%, 11/15/37	15,146	20,158,020
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)	195	197,976
4.00%, 01/15/26 (Call 10/15/25)[a]	9,161	9,455,717
7.88%, 07/30/30	16,090	22,053,224
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)[b]	7,635	7,328,085
4.20%, 03/15/28 (Call 12/15/27)[b]	5,883	5,833,384
4.46%, 07/23/22 (Call 05/23/22)[a]	48,656	51,325,998
4.91%, 07/23/25 (Call 04/23/25)	66,273	70,490,494

Security	Principal (000s)	Value
5.38%, 05/01/47 (Call 11/01/46)[a,b]	$20,410	$20,660,331
6.38%, 10/23/35 (Call 04/23/35)[a]	30,815	35,453,835
6.48%, 10/23/45 (Call 04/23/45)[a]	49,864	57,355,976
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	13,478	17,884,788
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)[a]	29,323	27,455,207
2.75%, 03/01/23 (Call 02/01/23)[a]	12,198	12,313,586
2.85%, 01/15/23	4,960	5,035,093
3.00%, 02/01/24 (Call 01/01/24)	28,342	28,806,211
3.13%, 07/15/22[a]	17,076	17,662,643
3.15%, 03/01/26 (Call 12/01/25)	37,986	38,245,855
3.15%, 02/15/28 (Call 11/15/27)	13,440	13,320,248
3.20%, 07/15/36 (Call 01/15/36)[a]	13,040	12,271,823
3.30%, 02/01/27 (Call 11/01/26)[a]	15,100	15,269,851
3.38%, 02/15/25 (Call 11/15/24)	10,490	10,766,736
3.38%, 08/15/25 (Call 05/15/25)[a]	19,897	20,406,809
3.40%, 07/15/46 (Call 01/15/46)[a]	30,628	27,961,753
3.60%, 03/01/24[a]	15,530	16,268,270
3.97%, 11/01/47 (Call 05/01/47)[b]	36,529	36,354,128
4.00%, 08/15/47 (Call 02/15/47)	11,481	11,541,108
4.00%, 11/01/49 (Call 05/01/49)[b]	41,061	40,841,307
4.05%, 11/01/52 (Call 05/01/52)[b]	25,812	25,550,558
4.20%, 08/15/34 (Call 02/15/34)	16,856	17,942,678

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.25%, 01/15/33	$24,241	$26,287,721
4.40%, 08/15/35 (Call 02/15/35)	9,985	10,850,632
4.60%, 08/15/45 (Call 02/15/45)[a]	22,350	24,441,859
4.65%, 07/15/42[a]	15,435	16,987,965
4.75%, 03/01/44	11,337	12,638,031
5.65%, 06/15/35	482	596,468
6.40%, 05/15/38	387	520,205
6.45%, 03/15/37	9,486	12,628,436
6.50%, 11/15/35	3,595	4,810,830
6.95%, 08/15/37	12,263	17,313,130
7.05%, 03/15/33	11,290	15,634,082
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	18,405	18,313,234
3.95%, 03/20/28 (Call 12/20/27)	28,180	27,949,327
4.88%, 04/01/43[a]	8,200	8,039,954
5.00%, 09/20/37 (Call 03/20/37)	18,596	19,081,237
5.20%, 09/20/47 (Call 03/20/47)	28,019	28,538,181
6.35%, 06/01/40[a]	12,215	14,147,732
Historic TW Inc.
6.63%, 05/15/29	756	930,513
NBCUniversal Media LLC
2.88%, 01/15/23[a]	9,055	9,191,649
4.38%, 04/01/21[a]	27,404	29,345,108
4.45%, 01/15/43[a]	12,203	13,015,216
5.95%, 04/01/41[a]	4,854	6,217,973
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)[a]	15,103	15,645,995
4.50%, 09/15/42 (Call 03/15/42)	25,625	23,767,964
5.50%, 09/01/41 (Call 03/01/41)	17,378	18,190,943
5.88%, 11/15/40 (Call 05/15/40)	14,879	16,161,039
6.55%, 05/01/37[a]	21,361	25,024,501
6.75%, 06/15/39	23,549	28,066,664
7.30%, 07/01/38	23,570	29,574,790

Security	Principal (000s)	Value
Time Warner Entertainment Co. LP
8.38%, 03/15/23	$11,915	$14,742,895
8.38%, 07/15/33	10,465	14,221,154
Time Warner Inc.
2.95%, 07/15/26 (Call 04/15/26)[a]	10,180	9,618,250
3.55%, 06/01/24 (Call 03/01/24)[a]	16,843	17,126,505
3.60%, 07/15/25 (Call 04/15/25)[a]	23,086	23,111,847
3.80%, 02/15/27 (Call 11/15/26)[a]	32,894	32,873,885
4.70%, 01/15/21	12,158	12,971,151
4.75%, 03/29/21[a]	7,295	7,818,208
4.85%, 07/15/45 (Call 01/15/45)[a]	17,375	17,404,081
6.10%, 07/15/40[a]	21,381	24,854,119
6.25%, 03/29/41[a]	14,196	16,831,203
6.50%, 11/15/36	53	64,021
7.63%, 04/15/31	6,854	9,273,971
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)	18,199	18,686,957
4.38%, 03/15/43	25,829	21,976,166
5.85%, 09/01/43 (Call 03/01/43)[a]	17,386	17,659,948
6.88%, 04/30/36[a]	20,031	22,534,368
Walt Disney Co. (The)
1.85%, 07/30/26[a]	21,717	19,880,615
2.15%, 09/17/20[a]	3,650	3,665,291
2.30%, 02/12/21[a]	9,270	9,329,060
2.35%, 12/01/22[a]	16,756	16,726,578
2.75%, 08/16/21[a]	6,168	6,286,082
2.95%, 06/15/27[a]	15,365	15,308,338
3.00%, 02/13/26[a]	17,145	17,324,592
3.15%, 09/17/25	13,600	13,939,123
4.13%, 06/01/44[a]	3,702	3,929,203

		1,668,093,531
METAL FABRICATE & HARDWARE — 0.06%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	12,642	12,660,222

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.25%, 06/15/25 (Call 03/15/25)	$8,537	$8,730,810

		21,391,032
MINING — 0.60%
Barrick Gold Corp.
5.25%, 04/01/42[a]	7,321	8,511,789
Barrick North America Finance LLC
5.70%, 05/30/41[a]	12,165	14,845,386
5.75%, 05/01/43[a]	16,151	20,057,081
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39[a]	11,370	14,119,345
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	6,907	7,057,234
4.13%, 02/24/42	13,356	14,052,284
5.00%, 09/30/43[a]	31,775	37,823,171
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	10,062	10,417,542
4.88%, 03/15/42 (Call 09/15/41)[a]	19,676	21,575,948
6.25%, 10/01/39	13,769	17,436,461
Rio Tinto Alcan Inc.
6.13%, 12/15/33[a]	4,265	5,336,192
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	17,529	18,469,422
5.20%, 11/02/40[a]	19,350	23,080,295
7.13%, 07/15/28	5,163	6,845,387
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)[a]	35	35,564
4.13%, 08/21/42 (Call 02/21/42)	13,474	14,140,933

		233,804,034
OFFICE & BUSINESS EQUIPMENT — 0.02%
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)	3,706	3,655,807
4.50%, 05/15/21	3,232	3,393,029

		7,048,836

Security	Principal (000s)	Value
OIL & GAS — 6.45%
Anadarko Finance Co.
7.50%, 05/01/31	$9,725	$12,332,004
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)[a]	9,980	10,603,992
5.55%, 03/15/26 (Call 12/15/25)[a]	20,508	22,967,567
6.20%, 03/15/40[a]	8,451	9,990,841
6.45%, 09/15/36	18,369	22,278,505
6.60%, 03/15/46 (Call 09/15/45)[a]	25,951	32,703,878
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	17,497	17,755,924
4.25%, 01/15/44 (Call 07/15/43)	13,404	12,841,848
4.75%, 04/15/43 (Call 10/15/42)	29,266	29,853,322
5.10%, 09/01/40 (Call 03/01/40)	14,530	15,350,223
6.00%, 01/15/37	7,064	8,284,841
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	12,305	12,245,921
2.50%, 11/06/22[a]	15,021	14,971,635
2.75%, 05/10/23	24,496	24,620,445
3.02%, 01/16/27 (Call 10/16/26)[a]	23,894	23,622,265
3.06%, 03/17/22	15,650	16,043,130
3.12%, 05/04/26 (Call 02/04/26)[a]	21,722	21,896,949
3.22%, 11/28/23 (Call 09/28/23)[a]	24,971	25,637,086
3.22%, 04/14/24 (Call 02/14/24)[a]	7,765	7,952,100
3.25%, 05/06/22	19,956	20,636,589
3.28%, 09/19/27 (Call 06/19/27)	1,303	1,310,153
3.51%, 03/17/25[a]	14,419	14,918,340
3.54%, 11/04/24[a]	7,078	7,349,236
3.56%, 11/01/21[a]	13,388	14,030,783
3.59%, 04/14/27 (Call 01/14/27)[a]	5,028	5,191,804

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.72%, 11/28/28 (Call 08/28/28)[a]	$6,145	$6,377,484
3.81%, 02/10/24[a]	14,172	14,957,303
3.99%, 09/26/23[a]	12,266	13,115,795
4.50%, 10/01/20	18,077	19,275,478
4.74%, 03/11/21[a]	18,448	19,929,884
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	17,619	17,686,810
3.85%, 06/01/27 (Call 03/01/27)[a]	26,485	27,069,842
4.95%, 06/01/47 (Call 12/01/46)[a]	14,945	16,220,019
6.25%, 03/15/38[a]	16,083	19,894,700
Cenovus Energy Inc.
4.25%, 04/15/27 (Call 01/15/27)[a,b]	15,025	15,037,900
5.25%, 06/15/37 (Call 12/15/36)[b]	1,875	1,920,244
5.40%, 06/15/47 (Call 12/15/46)[a,b]	15,680	16,220,560
6.75%, 11/15/39	5,000	5,934,615
Chevron Corp.
2.10%, 05/16/21 (Call 04/15/21)	24,090	24,070,998
2.36%, 12/05/22 (Call 09/05/22)[a]	26,823	26,754,601
2.42%, 11/17/20 (Call 10/17/20)[a]	14,935	15,100,956
2.57%, 05/16/23 (Call 03/16/23)[a]	17,635	17,687,281
2.90%, 03/03/24 (Call 01/03/24)[a]	32,590	33,039,400
2.95%, 05/16/26 (Call 02/16/26)[a]	26,868	26,927,580
3.19%, 06/24/23 (Call 03/24/23)[a]	37,455	38,744,261
3.33%, 11/17/25 (Call 08/17/25)[a]	1,796	1,853,464
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)	17,785	17,953,959

Security	Principal (000s)	Value
4.88%, 10/01/47 (Call 04/01/47)	$11,800	$12,537,869
ConocoPhillips
6.50%, 02/01/39[a]	36,643	49,955,395
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	14,875	14,769,614
2.88%, 11/15/21 (Call 09/15/21)[a]	6,526	6,640,729
3.35%, 11/15/24 (Call 08/15/24)	18,056	18,643,187
4.20%, 03/15/21 (Call 02/15/21)[a]	14,534	15,410,711
4.30%, 11/15/44 (Call 05/15/44)[a]	6,965	7,421,631
4.95%, 03/15/26 (Call 12/15/25)[a]	22,291	25,292,583
ConocoPhillips Holding Co.
6.95%, 04/15/29	19,001	24,789,484
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	15,962	16,197,575
4.75%, 05/15/42 (Call 11/15/41)	15,178	15,448,739
5.00%, 06/15/45 (Call 12/15/44)	15,580	16,541,697
5.60%, 07/15/41 (Call 01/15/41)	19,433	21,775,114
5.85%, 12/15/25 (Call 09/15/25)[a]	955	1,106,979
7.95%, 04/15/32	5,709	7,624,935
Devon Financing Co. LLC
7.88%, 09/30/31	1,815	2,413,772
Encana Corp.
6.50%, 08/15/34	11,245	13,744,163
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	15,015	14,910,969
4.10%, 02/01/21	4,831	5,103,469
4.15%, 01/15/26 (Call 10/15/25)[a]	4,710	5,008,557
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)	8,240	8,208,573

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.90%, 10/01/27 (Call 07/01/27)	$15,000	$14,926,494
4.88%, 11/15/21	5,250	5,645,332
Exxon Mobil Corp.
2.22%, 03/01/21 (Call 02/01/21)	36,368	36,567,300
2.40%, 03/06/22 (Call 01/06/22)	24,724	24,883,015
2.71%, 03/06/25 (Call 12/06/24)[a]	31,605	31,751,306
2.73%, 03/01/23 (Call 01/01/23)[a]	15,419	15,676,852
3.04%, 03/01/26 (Call 12/01/25)[a]	31,106	31,706,983
3.18%, 03/15/24 (Call 12/15/23)[a]	10,390	10,784,930
3.57%, 03/06/45 (Call 09/06/44)[a]	15,135	15,060,436
4.11%, 03/01/46 (Call 09/01/45)[a]	38,416	41,640,167
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)[a]	9,897	9,955,534
5.60%, 02/15/41	19,099	19,879,032
6.00%, 01/15/40	9,833	10,604,229
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)[a]	5,228	5,403,378
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	16,425	16,060,705
3.85%, 06/01/25 (Call 03/01/25)[a]	12,037	12,103,704
4.40%, 07/15/27 (Call 04/15/27)	7,935	8,136,496
6.60%, 10/01/37[a]	16,061	18,926,689
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	5,335	5,458,062
4.75%, 09/15/44 (Call 03/15/44)	14,337	14,506,373
5.13%, 03/01/21	11,270	12,185,032

Security	Principal (000s)	Value
6.50%, 03/01/41 (Call 09/01/40)	$14,015	$17,125,823
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	11,520	12,133,514
5.05%, 11/15/44 (Call 05/15/44)	21,344	22,362,068
5.25%, 11/15/43 (Call 05/15/43)	9,620	10,274,297
6.00%, 03/01/41 (Call 09/01/40)	12,481	14,357,350
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	21,086	21,209,528
3.00%, 02/15/27 (Call 11/15/26)[a]	12,896	12,817,800
3.13%, 02/15/22 (Call 11/15/21)	13,440	13,857,878
3.40%, 04/15/26 (Call 01/15/26)[a]	18,490	19,006,448
3.50%, 06/15/25 (Call 03/15/25)	13,057	13,500,158
4.10%, 02/15/47 (Call 08/15/46)[a]	13,240	13,716,416
4.40%, 04/15/46 (Call 10/15/45)[a]	12,933	14,009,516
4.63%, 06/15/45 (Call 12/15/44)[a]	14,060	15,590,472
Series 1
4.10%, 02/01/21 (Call 11/01/20)[a]	16,550	17,551,707
Petro-Canada
6.80%, 05/15/38	13,909	18,874,306
Phillips 66
4.30%, 04/01/22[a]	28,659	30,659,352
4.65%, 11/15/34 (Call 05/15/34)	13,108	14,132,195
4.88%, 11/15/44 (Call 05/15/44)[a]	27,318	30,341,403
5.88%, 05/01/42[a]	16,367	20,469,469
Shell International Finance BV
1.75%, 09/12/21[a]	18,142	17,849,170
1.88%, 05/10/21[a]	26,705	26,478,843

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.25%, 11/10/20	$16,820	$16,925,947
2.25%, 01/06/23[a]	13,577	13,469,519
2.38%, 08/21/22[a]	18,156	18,165,372
2.50%, 09/12/26	14,864	14,324,676
2.88%, 05/10/26	29,920	29,739,172
3.25%, 05/11/25[a]	38,835	39,919,246
3.40%, 08/12/23[a]	13,933	14,592,404
3.75%, 09/12/46[a]	20,510	20,216,369
4.00%, 05/10/46[a]	33,790	34,577,746
4.13%, 05/11/35	18,543	19,784,732
4.38%, 05/11/45	34,363	37,260,145
4.55%, 08/12/43	18,765	20,750,744
5.50%, 03/25/40[a]	12,136	15,027,618
6.38%, 12/15/38[a]	40,857	56,063,612
Statoil ASA
2.45%, 01/17/23[a]	32,582	32,478,819
2.65%, 01/15/24	16,081	16,005,321
2.75%, 11/10/21	930	944,686
2.90%, 11/08/20	7,827	7,989,205
3.15%, 01/23/22[a]	7,129	7,352,634
3.70%, 03/01/24[a]	11,290	11,902,527
3.95%, 05/15/43	4,957	5,092,392
4.80%, 11/08/43[a]	10,911	12,655,974
5.10%, 08/17/40	9,817	11,628,664
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	13,984	14,451,724
6.50%, 06/15/38[a]	17,275	22,944,443
6.85%, 06/01/39	10,070	13,976,361
Total Capital Canada Ltd.
2.75%, 07/15/23	17,287	17,571,860
Total Capital International SA
2.70%, 01/25/23	12,557	12,688,091
2.75%, 06/19/21[a]	10,065	10,259,698
2.88%, 02/17/22[a]	7,352	7,506,342
3.70%, 01/15/24	15,745	16,629,819
3.75%, 04/10/24[a]	16,611	17,591,130
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)[a]	27,928	27,814,219
6.63%, 06/15/37[a]	15,156	19,469,116
7.50%, 04/15/32	11,156	14,885,452

		2,495,543,801

Security	Principal (000s)	Value
OIL & GAS SERVICES — 0.56%
Baker Hughes a GE Co. LLC
3.20%, 08/15/21 (Call 05/15/21)	$884	$907,388
5.13%, 09/15/40[a]	9,647	11,255,901
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)[a]	18,636	19,325,940
3.80%, 11/15/25 (Call 08/15/25)[a]	27,229	28,233,058
4.75%, 08/01/43 (Call 02/01/43)	15,131	16,186,555
4.85%, 11/15/35 (Call 05/15/35)	19,790	21,785,313
5.00%, 11/15/45 (Call 05/15/45)[a]	34,007	38,081,811
6.70%, 09/15/38	10,482	13,842,795
7.45%, 09/15/39	7,934	11,280,094
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	23,512	23,204,665
3.95%, 12/01/42 (Call 06/01/42)[a]	9,844	8,510,044
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)[a]	24,667	26,029,714

		218,643,278
PHARMACEUTICALS — 5.55%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)[a]	32,395	32,340,874
2.85%, 05/14/23 (Call 03/14/23)[a]	19,110	19,180,130
2.90%, 11/06/22	40,704	41,126,320
3.20%, 11/06/22 (Call 09/06/22)[a]	9,455	9,684,339
3.20%, 05/14/26 (Call 02/14/26)[a]	24,295	24,122,593
3.60%, 05/14/25 (Call 02/14/25)[a]	61,028	62,733,305
4.30%, 05/14/36 (Call 11/14/35)[a]	16,281	17,132,695
4.40%, 11/06/42	25,843	26,836,291

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.45%, 05/14/46 (Call 11/14/45)[a]	$31,899	$33,486,703
4.50%, 05/14/35 (Call 11/14/34)	30,355	32,605,735
4.70%, 05/14/45 (Call 11/14/44)[a]	38,390	41,712,451
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	25,599	26,011,871
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)[a]	54,719	56,156,260
3.80%, 03/15/25 (Call 12/15/24)[a]	65,228	66,826,386
3.85%, 06/15/24 (Call 03/15/24)[a]	15,385	15,975,052
4.55%, 03/15/35 (Call 09/15/34)	28,950	30,538,293
4.75%, 03/15/45 (Call 09/15/44)	11,066	11,720,993
4.85%, 06/15/44 (Call 12/15/43)	20,738	22,203,932
AstraZeneca PLC
2.38%, 11/16/20[a]	22,597	22,683,311
2.38%, 06/12/22 (Call 05/12/22)	15,738	15,575,938
3.13%, 06/12/27 (Call 03/12/27)[a]	11,245	11,120,573
3.38%, 11/16/25[a]	30,955	31,502,535
4.00%, 09/18/42	8,097	8,213,037
4.38%, 11/16/45[a]	11,833	12,749,734
6.45%, 09/15/37[a]	37,777	50,793,179
Bristol-Myers Squibb Co.
2.00%, 08/01/22	2,789	2,745,986
3.25%, 02/27/27[a]	17,490	17,839,744
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	15,901	15,755,352
3.08%, 06/15/24 (Call 04/15/24)[a]	15,861	15,731,693
3.41%, 06/15/27 (Call 03/15/27)[a]	23,775	23,440,467

Security	Principal (000s)	Value
Eli Lilly & Co.
2.35%, 05/15/22	$12,770	$12,769,098
2.75%, 06/01/25 (Call 03/01/25)[a]	7,603	7,616,715
3.10%, 05/15/27 (Call 02/15/27)[a]	12,120	12,268,939
3.70%, 03/01/45 (Call 09/01/44)[a]	12,303	12,438,285
3.95%, 05/15/47 (Call 11/15/46)[a]	8,180	8,662,354
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)[a]	20,168	20,086,221
3.40%, 03/01/27 (Call 12/01/26)[a]	19,995	19,644,882
3.50%, 06/15/24 (Call 03/15/24)	12,571	12,708,923
3.90%, 02/15/22	12,092	12,644,532
4.50%, 02/25/26 (Call 11/27/25)[a]	22,507	23,876,463
4.75%, 11/15/21	12,696	13,703,387
4.80%, 07/15/46 (Call 01/15/46)[a]	21,115	21,891,464
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23[a]	20,929	21,193,923
6.38%, 05/15/38	30,493	41,876,397
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	25,420	25,930,423
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)[a]	10,175	10,066,063
2.25%, 03/03/22 (Call 02/03/22)	14,105	14,181,058
2.45%, 03/01/26 (Call 12/01/25)[a]	32,894	32,169,533
2.95%, 03/03/27 (Call 12/03/26)[a]	13,450	13,635,501
3.38%, 12/05/23[a]	9,709	10,262,213
3.55%, 03/01/36 (Call 09/01/35)	13,649	14,092,897
3.63%, 03/03/37 (Call 09/03/36)[a]	26,345	27,462,610
3.70%, 03/01/46 (Call 09/01/45)[a]	27,974	29,090,465

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.75%, 03/03/47 (Call 09/03/46)[a]	$11,995	$12,697,783
4.38%, 12/05/33 (Call 06/05/33)	9,698	11,036,172
5.95%, 08/15/37	14,234	19,290,258
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)[a]	3,956	4,114,348
4.88%, 03/15/44 (Call 09/15/43)[a]	18,549	20,080,311
Mead Johnson Nutrition Co.
3.00%, 11/15/20[a]	5,095	5,208,556
4.13%, 11/15/25 (Call 08/15/25)[a]	10,155	10,827,582
Merck & Co. Inc.
2.35%, 02/10/22	15,648	15,745,022
2.40%, 09/15/22 (Call 06/15/22)[a]	15,201	15,237,522
2.75%, 02/10/25 (Call 11/10/24)[a]	35,436	35,416,103
2.80%, 05/18/23	29,136	29,825,530
3.70%, 02/10/45 (Call 08/10/44)[a]	30,163	30,559,481
3.88%, 01/15/21 (Call 10/15/20)[a]	18,074	19,107,057
4.15%, 05/18/43[a]	17,583	19,135,282
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)[a]	33,390	33,767,931
3.95%, 06/15/26 (Call 03/15/26)[a]	32,793	32,754,271
3.95%, 06/15/26 (Call 03/15/26)[b]	1,950	1,948,420
5.25%, 06/15/46 (Call 12/15/45)[a]	9,125	9,581,693
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)	4,895	4,919,708
2.40%, 09/21/22	15,245	15,283,050
3.00%, 11/20/25 (Call 08/20/25)	24,985	25,390,814
3.10%, 05/17/27 (Call 02/17/27)[a]	18,380	18,637,995
3.40%, 05/06/24	28,418	29,735,078

Security	Principal (000s)	Value
4.00%, 11/20/45 (Call 05/20/45)[a]	$18,616	$19,890,664
4.40%, 05/06/44[a]	23,119	26,159,313
Pfizer Inc.
1.95%, 06/03/21[a]	16,552	16,473,711
2.20%, 12/15/21[a]	17,778	17,819,652
2.75%, 06/03/26[a]	17,115	16,971,566
3.00%, 06/15/23[a]	17,808	18,380,629
3.00%, 12/15/26[a]	27,770	28,056,684
3.40%, 05/15/24[a]	14,510	15,243,274
4.00%, 12/15/36[a]	9,585	10,381,101
4.13%, 12/15/46	14,280	15,354,557
4.30%, 06/15/43[a]	10,350	11,349,878
4.40%, 05/15/44	8,676	9,657,379
7.20%, 03/15/39	45,203	68,697,824
Sanofi
4.00%, 03/29/21[a]	19,996	21,142,475
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)[a]	49,895	49,552,576
2.88%, 09/23/23 (Call 07/23/23)[a]	31,872	31,533,271
3.20%, 09/23/26 (Call 06/23/26)	39,637	38,646,547
Wyeth LLC
5.95%, 04/01/37[a]	23,085	30,851,657
6.50%, 02/01/34	8,801	11,891,793
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	6,422	6,289,644
3.25%, 02/01/23 (Call 11/01/22)	17,969	18,483,584
3.95%, 09/12/47 (Call 03/12/47)	2,360	2,317,569
4.50%, 11/13/25 (Call 08/13/25)	9,820	10,876,214
4.70%, 02/01/43 (Call 08/01/42)	12,940	14,172,433

		2,147,312,080
PIPELINES — 2.96%
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)[a]	14,401	15,490,706

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Enbridge Inc.
4.25%, 12/01/26 (Call 09/01/26)[a]	$15,270	$16,130,993
5.50%, 12/01/46 (Call 05/29/46)[a]	6,344	7,487,095
Energy Transfer LP
3.60%, 02/01/23 (Call 11/01/22)	14,849	15,114,200
4.05%, 03/15/25 (Call 12/15/24)[a]	13,470	13,695,631
4.15%, 10/01/20 (Call 08/01/20)	9,832	10,252,890
4.65%, 06/01/21 (Call 03/01/21)	7,708	8,174,995
4.75%, 01/15/26 (Call 10/15/25)[a]	22,084	23,272,508
5.15%, 03/15/45 (Call 09/15/44)	16,250	15,834,917
5.20%, 02/01/22 (Call 11/01/21)	9,385	10,181,425
5.30%, 04/15/47 (Call 10/15/46)[a]	14,480	14,434,520
6.13%, 12/15/45 (Call 06/15/45)	12,831	14,071,751
6.50%, 02/01/42 (Call 08/01/41)[a]	14,099	16,063,005
Energy Transfer LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	14,162	15,661,779
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	350	355,819
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)[a]	2,522	2,592,205
3.70%, 02/15/26 (Call 11/15/25)[a]	7,270	7,501,845
3.75%, 02/15/25 (Call 11/15/24)[a]	19,472	20,263,477
3.90%, 02/15/24 (Call 11/15/23)	8,880	9,329,929

Security	Principal (000s)	Value
3.95%, 02/15/27 (Call 11/15/26)	$10	$10,514
4.45%, 02/15/43 (Call 08/15/42)	20,215	20,762,024
4.85%, 08/15/42 (Call 02/15/42)	6,787	7,352,713
4.85%, 03/15/44 (Call 09/15/43)	14,960	16,256,462
4.90%, 05/15/46 (Call 11/15/45)	17,355	19,081,088
5.10%, 02/15/45 (Call 08/15/44)	15,859	17,864,041
5.20%, 09/01/20[a]	12,058	13,032,408
5.95%, 02/01/41[a]	7,975	9,847,690
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	11,817	12,126,272
3.95%, 09/01/22 (Call 06/01/22)	13,774	14,379,424
5.50%, 03/01/44 (Call 09/01/43)	8,400	8,966,190
6.95%, 01/15/38	11,008	13,558,749
Kinder Morgan Inc./DE
3.15%, 01/15/23 (Call 12/15/22)	7,815	7,861,968
4.30%, 06/01/25 (Call 03/01/25)[a]	30,406	31,918,616
5.05%, 02/15/46 (Call 08/15/45)	20,219	20,869,823
5.30%, 12/01/34 (Call 06/01/34)	10,689	11,488,928
5.55%, 06/01/45 (Call 12/01/44)	26,115	28,393,045
7.75%, 01/15/32	10,724	13,774,169
MPLX LP
4.13%, 03/01/27 (Call 12/01/26)[a]	23,203	23,854,698
4.50%, 07/15/23 (Call 04/15/23)[a]	21,255	22,733,999
4.88%, 12/01/24 (Call 09/01/24)[a]	11,048	12,013,853
4.88%, 06/01/25 (Call 03/01/25)	9,583	10,399,198

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.20%, 03/01/47 (Call 09/01/46)	$17,834	$19,087,650
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	5,997	6,085,460
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	5,659	5,538,386
3.65%, 06/01/22 (Call 03/01/22)	14,442	14,565,287
4.50%, 12/15/26 (Call 09/15/26)[a]	10,625	10,855,125
4.65%, 10/15/25 (Call 07/15/25)[a]	17,661	18,261,352
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	15,387	15,666,368
5.00%, 03/15/27 (Call 09/15/26)	31,822	34,243,167
5.63%, 02/01/21 (Call 11/01/20)[a]	17,890	19,382,563
5.63%, 04/15/23 (Call 01/15/23)[a]	22,695	25,160,469
5.63%, 03/01/25 (Call 12/01/24)[a]	24,540	27,325,297
5.75%, 05/15/24 (Call 02/15/24)[a]	36,012	40,431,584
5.88%, 06/30/26 (Call 12/31/25)[a]	17,802	20,215,839
6.25%, 03/15/22 (Call 12/15/21)	16,621	18,801,349
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	12,259	13,382,190
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)	4,660	4,634,995
5.35%, 05/15/45 (Call 11/15/44)	8,265	8,254,088
5.40%, 10/01/47 (Call 04/01/47)	21,200	21,508,106

Security	Principal (000s)	Value
TransCanada PipeLines Ltd.
2.50%, 08/01/22[a]	$11,359	$11,348,944
3.80%, 10/01/20	11,773	12,275,388
4.63%, 03/01/34 (Call 12/01/33)[a]	19,374	21,375,642
4.88%, 01/15/26 (Call 10/15/25)[a]	6,665	7,555,621
6.10%, 06/01/40[a]	8,497	11,156,468
6.20%, 10/15/37[a]	12,815	16,753,963
7.63%, 01/15/39	14,825	22,176,283
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)[a]	16,172	20,945,446
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	10,666	10,881,146
3.60%, 03/15/22 (Call 01/15/22)	18,474	19,084,037
3.75%, 06/15/27 (Call 03/15/27)[a]	13,545	13,591,925
3.90%, 01/15/25 (Call 10/15/24)	5,601	5,748,867
4.00%, 09/15/25 (Call 06/15/25)[a]	14,120	14,562,872
4.30%, 03/04/24 (Call 12/04/23)	11,940	12,634,426
5.10%, 09/15/45 (Call 03/15/45)	16,177	17,319,611
6.30%, 04/15/40	16,809	20,366,396
Williams Partners LP/ACMP Finance Corp.
4.88%, 03/15/24 (Call 03/15/19)	10,120	10,612,743

		1,144,244,615
REAL ESTATE — 0.05%
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)[a]	11,075	11,643,276
4.25%, 08/15/23 (Call 05/15/23)[a]	8,357	9,041,779

		20,685,055

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 1.10%
American Tower Corp.
3.30%, 02/15/21 (Call 01/15/21)[a]	$12,234	$12,535,311
3.38%, 10/15/26 (Call 07/15/26)[a]	13,342	13,158,972
3.50%, 01/31/23[a]	14,225	14,669,978
3.55%, 07/15/27 (Call 04/15/27)	19,125	19,032,666
4.00%, 06/01/25 (Call 03/01/25)	17,361	18,025,305
4.70%, 03/15/22	375	404,623
5.00%, 02/15/24[a]	5,316	5,849,538
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	22,531	21,320,997
3.65%, 02/01/26 (Call 11/03/25)	18,015	18,309,812
3.85%, 02/01/23 (Call 11/01/22)	6,308	6,627,672
4.13%, 05/15/21 (Call 02/15/21)	8,046	8,465,845
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	23,099	24,131,070
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	1,560	1,542,725
3.20%, 09/01/24 (Call 07/01/24)	1,325	1,315,685
3.40%, 02/15/21 (Call 01/15/21)[a]	5,135	5,277,998
3.65%, 09/01/27 (Call 06/01/27)	13,220	13,160,125
3.70%, 06/15/26 (Call 03/15/26)[a]	13,640	13,696,474
4.45%, 02/15/26 (Call 11/15/25)[a]	9,123	9,631,073
4.88%, 04/15/22	31,860	34,482,040
5.25%, 01/15/23[a]	26,353	29,157,602
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)[a]	7,823	8,406,942

Security	Principal (000s)	Value
4.63%, 12/15/21 (Call 09/15/21)[a]	$4,611	$4,986,056
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	11,840	12,176,674
4.00%, 06/01/25 (Call 03/01/25)[a]	12,695	13,113,428
4.25%, 11/15/23 (Call 08/15/23)	8,762	9,280,004
5.38%, 02/01/21 (Call 11/03/20)[a]	2,097	2,270,856
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)	10,385	10,374,859
3.30%, 01/15/26 (Call 10/15/25)[a]	18,893	18,997,371
3.38%, 10/01/24 (Call 07/01/24)[a]	18,589	19,122,551
4.38%, 03/01/21 (Call 12/01/20)[a]	11,054	11,727,357
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)[a]	21,509	22,335,991
Weyerhaeuser Co.
7.38%, 03/15/32[a]	15,677	21,766,872

		425,354,472
RETAIL — 3.54%
Costco Wholesale Corp.
2.15%, 05/18/21 (Call 04/18/21)[a]	13,163	13,171,381
2.30%, 05/18/22 (Call 04/18/22)[a]	10,610	10,601,059
2.75%, 05/18/24 (Call 03/18/24)[a]	17,811	17,898,228
3.00%, 05/18/27 (Call 02/18/27)[a]	19,235	19,250,215
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)[a]	20,910	20,593,098
2.75%, 12/01/22 (Call 09/01/22)	19,314	19,217,550
2.88%, 06/01/26 (Call 03/01/26)	27,174	25,842,819

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.50%, 07/20/22 (Call 05/20/22)[a]	$26,887	$27,685,982
3.88%, 07/20/25 (Call 04/20/25)[a]	43,128	44,355,419
4.00%, 12/05/23 (Call 09/05/23)[a]	10,511	11,053,289
4.88%, 07/20/35 (Call 01/20/35)	128	140,059
5.13%, 07/20/45 (Call 01/20/45)[a]	47,346	52,890,572
5.30%, 12/05/43 (Call 06/05/43)	10,165	11,577,958
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)[a]	17,272	17,236,789
2.13%, 09/15/26 (Call 06/15/26)[a]	14,247	13,363,378
2.63%, 06/01/22 (Call 05/01/22)[a]	17,245	17,526,730
2.70%, 04/01/23 (Call 01/01/23)[a]	22,214	22,430,058
2.80%, 09/14/27 (Call 06/14/27)	5,815	5,714,747
3.00%, 04/01/26 (Call 01/01/26)[a]	19,139	19,252,575
3.35%, 09/15/25 (Call 06/15/25)[a]	24,715	25,534,233
3.50%, 09/15/56 (Call 03/15/56)	17,907	16,610,342
3.75%, 02/15/24 (Call 11/15/23)[a]	8,456	8,962,254
3.90%, 06/15/47 (Call 12/15/46)[a]	13,615	13,922,920
4.20%, 04/01/43 (Call 10/01/42)	9,728	10,341,457
4.25%, 04/01/46 (Call 10/01/45)	24,994	26,935,314
4.40%, 04/01/21 (Call 01/01/21)	11,693	12,507,442
4.40%, 03/15/45 (Call 09/15/44)	13,260	14,543,022
4.88%, 02/15/44 (Call 08/15/43)	13,320	15,560,840

Security	Principal (000s)	Value
5.88%, 12/16/36[a]	$39,917	$52,712,031
5.95%, 04/01/41 (Call 10/01/40)[a]	13,802	18,221,462
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)[a]	24,218	23,201,294
3.10%, 05/03/27 (Call 02/03/27)[a]	19,520	19,520,792
3.12%, 04/15/22 (Call 01/15/22)[a]	11,309	11,633,899
3.38%, 09/15/25 (Call 06/15/25)[a]	9,030	9,321,722
3.70%, 04/15/46 (Call 10/15/45)	22,362	21,755,988
4.05%, 05/03/47 (Call 11/03/46)[a]	33,035	34,079,874
4.38%, 09/15/45 (Call 03/15/45)	6,650	7,149,331
4.65%, 04/15/42 (Call 10/15/41)	7,722	8,573,430
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)[a]	11,820	10,847,883
McDonald’s Corp.
2.63%, 01/15/22[a]	19,642	19,808,460
2.75%, 12/09/20 (Call 11/09/20)[a]	15,065	15,356,345
3.50%, 03/01/27 (Call 12/01/26)[a]	14,755	15,162,850
3.70%, 01/30/26 (Call 10/30/25)[a]	22,935	23,972,878
4.70%, 12/09/35 (Call 06/09/35)[a]	12,697	14,100,764
4.88%, 12/09/45 (Call 06/09/45)[a]	21,479	24,436,085
6.30%, 10/15/37[a]	10,651	13,911,150
6.30%, 03/01/38	9,905	12,943,400
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	5,982	5,983,263
3.85%, 10/01/23 (Call 07/01/23)[a]	17,090	18,347,971
Target Corp.
2.50%, 04/15/26[a]	29,053	27,917,225

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.90%, 01/15/22[a]	$9,069	$9,266,759
3.50%, 07/01/24[a]	5,975	6,248,838
3.63%, 04/15/46[a]	13,066	12,387,686
3.90%, 11/15/47 (Call 05/15/47)	11,750	11,584,770
4.00%, 07/01/42[a]	15,155	15,333,990
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	22,146	20,678,216
2.75%, 06/15/21 (Call 04/15/21)[a]	470	478,836
Wal-Mart Stores Inc.
2.35%, 12/15/22 (Call 11/15/22)	13,000	12,955,259
2.55%, 04/11/23 (Call 01/11/23)	34,524	34,756,388
2.65%, 12/15/24 (Call 10/15/24)	18,100	18,047,847
3.25%, 10/25/20	19,268	20,004,198
3.30%, 04/22/24 (Call 01/22/24)[a]	18,809	19,605,947
3.63%, 12/15/47 (Call 06/15/47)	12,755	12,992,466
4.00%, 04/11/43 (Call 10/11/42)[a]	13,507	14,481,255
4.25%, 04/15/21[a]	10,094	10,816,735
4.30%, 04/22/44 (Call 10/22/43)[a]	13,123	15,015,742
5.25%, 09/01/35[a]	16,000	19,948,342
5.63%, 04/01/40	5,000	6,544,942
5.63%, 04/15/41	17,000	22,449,418
5.88%, 04/05/27[a]	9,129	11,365,876
6.20%, 04/15/38[a]	5,000	6,921,189
6.50%, 08/15/37	5,723	8,110,787
7.55%, 02/15/30	11,452	16,633,589
Walgreen Co.
3.10%, 09/15/22[a]	20,963	21,219,254
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)[a]	15,530	15,933,648
3.45%, 06/01/26 (Call 03/01/26)	29,250	28,766,307
3.80%, 11/18/24 (Call 08/18/24)	27,155	27,789,344

Security	Principal (000s)	Value
4.80%, 11/18/44 (Call 05/18/44)[a]	$25,745	$26,833,632

		1,370,849,087
SEMICONDUCTORS — 1.98%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)[a]	12,780	12,951,087
3.90%, 12/15/25 (Call 09/15/25)[a]	11,875	12,468,355
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)[a]	10,284	10,514,509
4.30%, 06/15/21	8,719	9,348,599
4.35%, 04/01/47 (Call 10/01/46)[a]	12,660	13,811,399
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (Call 12/15/22)[b]	8,475	8,388,403
3.00%, 01/15/22 (Call 12/15/21)[a,b]	61,355	62,210,577
3.13%, 01/15/25 (Call 11/15/24)[b]	7,590	7,535,777
3.50%, 01/15/28 (Call 10/15/27)[b]	13,685	13,634,738
3.63%, 01/15/24 (Call 11/15/23)[b]	33,282	34,371,084
3.88%, 01/15/27 (Call 10/15/26)[a,b]	71,322	73,385,082
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)[a]	9,595	9,633,239
2.60%, 05/19/26 (Call 02/19/26)[a]	11,718	11,468,245
2.70%, 12/15/22[a]	25,124	25,539,162
2.88%, 05/11/24 (Call 03/11/24)	25,213	25,494,632
3.10%, 07/29/22[a]	16,360	16,958,580
3.15%, 05/11/27 (Call 02/11/27)[a]	20,365	20,729,018
3.30%, 10/01/21[a]	25,464	26,557,727
3.70%, 07/29/25 (Call 04/29/25)	27,956	29,640,852

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.00%, 12/15/32[a]	$10,514	$11,452,411
4.10%, 05/19/46 (Call 11/19/45)	20,412	21,597,170
4.10%, 05/11/47 (Call 11/11/46)[a]	14,555	15,455,313
4.25%, 12/15/42	11,958	12,958,804
4.80%, 10/01/41[a]	17,853	20,910,726
4.90%, 07/29/45 (Call 01/29/45)[a]	20,755	24,703,769
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	18,857	18,763,134
3.20%, 09/16/26 (Call 06/16/26)[a]	7,616	7,658,832
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)[a]	30,109	30,005,169
2.90%, 05/20/24 (Call 03/20/24)[a]	35,649	35,645,396
3.00%, 05/20/22[a]	26,537	27,070,919
3.25%, 05/20/27 (Call 02/20/27)[a]	26,025	26,014,434
3.45%, 05/20/25 (Call 02/20/25)[a]	23,865	24,511,185
4.30%, 05/20/47 (Call 11/20/46)[a]	25,935	26,190,322
4.65%, 05/20/35 (Call 11/20/34)	14,394	15,685,289
4.80%, 05/20/45 (Call 11/20/44)[a]	22,003	23,859,485

		767,123,423
SOFTWARE — 4.05%
Activision Blizzard Inc.
3.40%, 09/15/26 (Call 06/15/26)[a]	6,410	6,530,849
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	3,288	3,261,614
3.00%, 08/15/26 (Call 05/15/26)	16,543	16,017,480
3.50%, 04/15/23 (Call 01/15/23)	10,744	11,080,592

Security	Principal (000s)	Value
5.00%, 10/15/25 (Call 07/15/25)	$23,289	$25,928,806
Fiserv Inc.
3.85%, 06/01/25 (Call 03/01/25)	10,805	11,244,090
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)[a]	46,315	45,358,628
2.00%, 11/03/20 (Call 10/03/20)	26,938	26,983,595
2.00%, 08/08/23 (Call 06/08/23)[a]	18,250	17,807,410
2.13%, 11/15/22[a]	7,092	7,024,804
2.38%, 02/12/22 (Call 01/12/22)	25,322	25,484,590
2.38%, 05/01/23 (Call 02/01/23)[a]	7,600	7,587,745
2.40%, 02/06/22 (Call 01/06/22)[a]	22,345	22,525,563
2.40%, 08/08/26 (Call 05/08/26)[a]	58,739	56,670,894
2.65%, 11/03/22 (Call 09/03/22)	10,820	10,974,988
2.70%, 02/12/25 (Call 11/12/24)[a]	34,144	34,271,251
2.88%, 02/06/24 (Call 12/06/23)	28,301	28,804,393
3.00%, 10/01/20[a]	13,513	13,935,088
3.13%, 11/03/25 (Call 08/03/25)[a]	39,522	40,593,995
3.30%, 02/06/27 (Call 11/06/26)[a]	59,925	61,947,049
3.45%, 08/08/36 (Call 02/08/36)[a]	36,089	36,541,502
3.50%, 02/12/35 (Call 08/12/34)	22,662	23,174,676
3.50%, 11/15/42	11,527	11,286,437
3.63%, 12/15/23 (Call 09/15/23)[a]	23,967	25,437,443
3.70%, 08/08/46 (Call 02/08/46)[a]	61,397	61,777,158
3.75%, 02/12/45 (Call 08/12/44)[a]	26,268	26,697,999

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.95%, 08/08/56 (Call 02/08/56)	$27,192	$27,834,196
4.00%, 02/12/55 (Call 08/12/54)[a]	29,145	30,055,519
4.10%, 02/06/37 (Call 08/06/36)	34,125	37,368,110
4.20%, 11/03/35 (Call 05/03/35)	11,175	12,388,665
4.45%, 11/03/45 (Call 05/03/45)	43,359	49,278,670
4.50%, 10/01/40	10,193	11,538,941
4.50%, 02/06/57 (Call 08/06/56)	33,088	37,127,499
4.75%, 11/03/55 (Call 05/03/55)[a]	16,135	18,910,419
5.20%, 06/01/39	10,649	13,136,597
5.30%, 02/08/41	11,743	14,746,104
Series 30Y
4.25%, 02/06/47 (Call 08/06/46)[a]	41,074	45,730,177
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)[a]	75,820	75,047,303
2.40%, 09/15/23 (Call 07/15/23)	50,476	50,076,922
2.50%, 05/15/22 (Call 03/15/22)[a]	37,381	37,628,182
2.50%, 10/15/22[a]	45,987	46,191,109
2.65%, 07/15/26 (Call 04/15/26)[a]	44,741	43,890,451
2.80%, 07/08/21[a]	15,457	15,803,107
2.95%, 05/15/25 (Call 02/15/25)[a]	32,270	32,559,910
3.40%, 07/08/24 (Call 04/08/24)[a]	22,968	23,973,250
3.63%, 07/15/23	15,033	15,905,860
3.85%, 07/15/36 (Call 01/15/36)	15,436	16,148,371
3.90%, 05/15/35 (Call 11/15/34)	19,582	20,640,442
4.00%, 07/15/46 (Call 01/15/46)[a]	44,179	45,669,299
4.13%, 05/15/45 (Call 11/15/44)[a]	25,578	26,910,683

Security	Principal (000s)	Value
4.30%, 07/08/34 (Call 01/08/34)[a]	$20,251	$22,258,504
4.38%, 05/15/55 (Call 11/15/54)	12,539	13,604,760
4.50%, 07/08/44 (Call 01/08/44)	12,493	13,883,896
5.38%, 07/15/40	31,539	39,224,345
6.13%, 07/08/39	13,352	18,262,729
6.50%, 04/15/38[a]	17,164	24,151,924
VMware Inc.
2.95%, 08/21/22 (Call 07/21/22)	16,440	16,485,539
3.90%, 08/21/27 (Call 05/21/27)	11,300	11,339,776

		1,566,719,898
TELECOMMUNICATIONS — 7.48%
AT&T Corp.
8.25%, 11/15/31[a]	986	1,386,991
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	21,626	21,633,392
2.80%, 02/17/21 (Call 01/17/21)[a]	24,534	24,962,258
2.85%, 02/14/23 (Call 01/14/23)	430	427,171
3.00%, 02/15/22[a]	21,833	22,215,776
3.00%, 06/30/22 (Call 04/30/22)[a]	51,275	52,013,334
3.20%, 03/01/22 (Call 02/01/22)[a]	16,085	16,377,115
3.40%, 08/14/24 (Call 06/14/24)	3,280	3,276,418
3.40%, 05/15/25 (Call 02/15/25)	63,163	62,385,552
3.60%, 02/17/23 (Call 12/17/22)[a]	51,643	53,376,945
3.80%, 03/15/22	29,697	31,303,599
3.80%, 03/01/24 (Call 01/01/24)[a]	10,365	10,639,519
3.88%, 08/15/21[a]	19,466	20,473,391
3.90%, 03/11/24 (Call 12/11/23)	15,157	15,651,412
3.90%, 08/14/27 (Call 05/14/27)	19,387	19,307,126

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.95%, 01/15/25 (Call 10/15/24)	$25,025	$25,691,261
4.13%, 02/17/26 (Call 11/17/25)[a]	33,898	34,759,467
4.25%, 03/01/27 (Call 12/01/26)[a]	39,290	40,319,936
4.30%, 12/15/42 (Call 06/15/42)[a]	23,716	21,662,462
4.35%, 06/15/45 (Call 12/15/44)[a]	43,286	38,572,899
4.45%, 05/15/21	16,670	17,855,165
4.45%, 04/01/24 (Call 01/01/24)[a]	22,751	24,120,813
4.50%, 05/15/35 (Call 11/15/34)[a]	38,749	37,770,285
4.50%, 03/09/48 (Call 09/09/47)[a]	47,816	43,353,926
4.55%, 03/09/49 (Call 09/09/48)[a]	35,987	32,609,465
4.60%, 02/15/21 (Call 11/15/20)	11,435	12,222,488
4.75%, 05/15/46 (Call 11/15/45)	41,866	39,385,285
4.80%, 06/15/44 (Call 12/15/43)[a]	37,902	36,184,857
4.90%, 08/14/37 (Call 02/14/37)	25,256	25,202,962
5.00%, 03/01/21	24,124	26,197,793
5.15%, 03/15/42	27,730	27,770,868
5.15%, 02/14/50 (Call 08/14/49)	31,115	30,658,543
5.25%, 03/01/37 (Call 09/01/36)	43,553	45,401,237
5.30%, 08/14/58 (Call 02/14/58)	20,545	20,345,303
5.35%, 09/01/40	31,539	32,725,081
5.45%, 03/01/47 (Call 09/01/46)[a]	40,305	42,117,584
5.55%, 08/15/41[a]	18,943	20,189,203
5.65%, 02/15/47 (Call 08/15/46)	20,599	21,963,735
5.70%, 03/01/57 (Call 09/01/56)[a]	15,384	16,181,474

Security	Principal (000s)	Value
6.00%, 08/15/40 (Call 05/15/40)	$17,170	$19,148,942
6.30%, 01/15/38	15,878	18,709,135
6.38%, 03/01/41	14,037	16,253,680
6.50%, 09/01/37[a]	2,075	2,516,479
6.55%, 02/15/39	11,510	14,022,851
British Telecommunications PLC
9.13%, 12/15/30	30,931	46,733,258
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)[a]	28,700	28,316,290
2.20%, 02/28/21[a]	35,618	35,722,614
2.20%, 09/20/23 (Call 07/20/23)[a]	8,285	8,148,713
2.50%, 09/20/26 (Call 06/20/26)[a]	15,807	15,343,458
2.95%, 02/28/26[a]	14,819	14,908,839
3.63%, 03/04/24[a]	21,871	23,167,377
5.50%, 01/15/40[a]	28,013	35,702,647
5.90%, 02/15/39	28,399	37,704,855
Deutsche Telekom International Finance BV
8.75%, 06/15/30	45,575	67,095,916
New Cingular Wireless Services Inc.
8.75%, 03/01/31[a]	10,379	14,913,687
Orange SA
4.13%, 09/14/21[a]	11,429	12,172,259
5.38%, 01/13/42[a]	13,287	15,689,971
5.50%, 02/06/44 (Call 08/06/43)[a]	9,792	11,841,442
9.00%, 03/01/31	31,209	47,226,024
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	9,049	9,612,431
5.00%, 03/15/44 (Call 09/15/43)[a]	13,874	15,692,282
Telefonica Emisiones SAU
4.10%, 03/08/27[a]	16,970	17,462,819
4.57%, 04/27/23[a]	5,785	6,279,067
5.21%, 03/08/47[a]	31,369	34,450,741
5.46%, 02/16/21[a]	18,763	20,494,707
7.05%, 06/20/36[a]	21,530	28,611,790

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Telefonica Europe BV
8.25%, 09/15/30	$17,779	$25,148,785
Verizon Communications Inc.
1.75%, 08/15/21[a]	9,107	8,903,791
2.45%, 11/01/22 (Call 08/01/22)[a]	35,346	35,070,527
2.63%, 08/15/26[a]	36,651	34,345,890
2.95%, 03/15/22	37,741	38,268,004
3.00%, 11/01/21 (Call 09/01/21)[a]	22,321	22,750,818
3.13%, 03/16/22[a]	35,895	36,659,495
3.38%, 02/15/25[a,b]	66,943	67,328,458
3.45%, 03/15/21[a]	5,805	6,021,376
3.50%, 11/01/21	33,967	35,278,197
3.50%, 11/01/24 (Call 08/01/24)[a]	34,755	35,556,263
3.85%, 11/01/42 (Call 05/01/42)	20,931	18,443,279
4.13%, 03/16/27[a]	43,635	45,492,359
4.13%, 08/15/46[a]	28,170	25,526,268
4.15%, 03/15/24 (Call 12/15/23)[a]	22,274	23,633,126
4.27%, 01/15/36	37,868	37,118,437
4.40%, 11/01/34 (Call 05/01/34)[a]	38,354	38,501,651
4.50%, 08/10/33	9,090	9,358,017
4.52%, 09/15/48	67,894	64,901,748
4.60%, 04/01/21	18,944	20,371,752
4.67%, 03/15/55	72,782	68,823,198
4.75%, 11/01/41	7,918	7,952,020
4.81%, 03/15/39	21,567	22,232,862
4.86%, 08/21/46[a]	52,110	52,635,290
5.01%, 04/15/49	61,160	62,453,717
5.01%, 08/21/54[a]	73,359	73,029,398
5.05%, 03/15/34 (Call 12/15/33)	8,377	8,974,364
5.15%, 09/15/23	83,134	93,115,026
5.25%, 03/16/37[a]	37,255	40,783,469
5.50%, 03/16/47[a]	35,309	39,010,767
6.55%, 09/15/43	18,799	23,617,706
Vodafone Group PLC
2.50%, 09/26/22[a]	14,178	14,140,601
2.95%, 02/19/23	25,642	25,918,952

Security	Principal (000s)	Value
4.38%, 02/19/43[a]	$23,422	$23,657,874
6.15%, 02/27/37	18,423	22,705,793

		2,894,363,643
TRANSPORTATION — 0.84%
Burlington Northern Santa Fe LLC
3.85%, 09/01/23 (Call 06/01/23)[a]	4,376	4,675,030
3.90%, 08/01/46 (Call 02/01/46)[a]	9,717	10,027,928
4.13%, 06/15/47 (Call 12/15/46)[a]	8,695	9,265,114
4.15%, 04/01/45 (Call 10/01/44)[a]	17,278	18,413,502
4.45%, 03/15/43 (Call 09/15/42)	8,146	8,962,300
4.55%, 09/01/44 (Call 03/01/44)	15,870	17,871,821
4.90%, 04/01/44 (Call 10/01/43)	15,810	18,488,837
5.75%, 05/01/40 (Call 11/01/39)	7,352	9,422,007
Canadian Pacific Railway Co.
6.13%, 09/15/15 (Call 03/15/15)	10,908	14,054,093
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)	990	946,367
3.25%, 06/01/27 (Call 03/01/27)[a]	20,172	20,177,013
3.80%, 11/01/46 (Call 05/01/46)[a]	13,155	12,764,085
4.10%, 03/15/44 (Call 09/15/43)[a]	11,942	12,126,061
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)[a]	6,921	7,014,159
4.00%, 01/15/24[a]	6,879	7,353,863
4.40%, 01/15/47 (Call 07/15/46)[a]	23,455	24,445,364
4.55%, 04/01/46 (Call 10/01/45)[a]	18,730	19,913,167
4.75%, 11/15/45 (Call 05/15/45)	17,800	19,380,175
5.10%, 01/15/44	6,834	7,756,725

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
Union Pacific Corp.
3.80%, 10/01/51 (Call 04/01/51)[a]	$12,921	$12,818,411
4.16%, 07/15/22 (Call 04/15/22)[a]	9,393	10,131,434
United Parcel Service Inc.
2.45%, 10/01/22	16,544	16,625,818
3.13%, 01/15/21[a]	17,756	18,332,369
6.20%, 01/15/38	18,760	25,468,490

		326,434,133
WATER — 0.04%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	13,765	13,820,045
6.59%, 10/15/37	985	1,347,764

		15,167,809

TOTAL CORPORATE BONDS & NOTES
(Cost: $38,049,556,061)		38,215,230,674

U.S. GOVERNMENT OBLIGATIONS — 0.04%
U.S. Treasury Note/Bond
2.75%, 08/15/47	15,000	14,623,828

		14,623,828

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $14,618,585)		14,623,828

SHORT-TERM INVESTMENTS — 10.70%

MONEY MARKET FUNDS — 10.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[d,e,f]	3,764,387	3,765,140,099
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[d,e]	377,401	377,400,671

		4,142,540,770

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,142,218,410)		4,142,540,770

Security	Value
TOTAL INVESTMENTS IN SECURITIES — 109.49%
(Cost: $42,206,393,056)[g]	$42,372,395,272
Other Assets, Less Liabilities — (9.49)%	(3,672,313,982)

NET ASSETS — 100.00%	$38,700,081,290

VRN  —  Variable Rate Note

[a]	All or a portion of this security represents a security on loan.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Affiliated issuer.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $42,206,393,056. Net unrealized appreciation was $166,002,216, of which $382,035,405 represented gross unrealized appreciation on investments and $216,033,189 represented gross unrealized depreciation on investments.

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$38,215,230,674	$—	$38,215,230,674
U.S. government obligations	—	14,623,828	—	14,623,828
Money market funds	4,142,540,770	—	—	4,142,540,770

Total	$4,142,540,770	$38,229,854,502	$—	$42,372,395,272

SCHEDULES OF INVESTMENTS	115

Statements of Assets and Liabilities (Unaudited)

iSHARES® TRUST

October 31, 2017

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$19,326,024,340	$37,900,899,690
Affiliated	4,586,134,226	4,305,493,366

Total cost of investments in securities	$23,912,158,566	$42,206,393,056

Investments in securities, at fair value (including securities on loana):
Unaffiliated	$19,100,174,096	$38,066,564,694
Affiliated	4,586,873,011	4,305,830,578
Cash	—	496,614
Receivables:
Investment securities sold	44,941,536	109,626,039
Due from custodian	802,634	9,942,377
Dividends and interest	295,047,776	372,311,032
Capital shares sold	44,651,799	—

Total Assets	24,072,490,852	42,864,771,334

LIABILITIES
Payables:
Investment securities purchased	210,431,948	392,624,648
Collateral for securities on loan	4,379,516,219	3,764,530,874
Capital shares redeemed	204,769	1,659,050
Securities related to in-kind transactions	12,425,716	1,126,917
Investment advisory fees	8,285,404	4,748,555

Total Liabilities	4,610,864,056	4,164,690,044

NET ASSETS	$19,461,626,796	$38,700,081,290

Net assets consist of:
Paid-in capital	$20,164,811,253	$38,339,125,518
Undistributed net investment income	75,038,988	83,137,340
Undistributed net realized gain (accumulated net realized loss)	(553,111,986)	111,816,216
Net unrealized appreciation (depreciation)	(225,111,459)	166,002,216

NET ASSETS	$19,461,626,796	$38,700,081,290

Shares outstanding[b]	220,500,000	319,500,000

Net asset value per share	$88.26	$121.13

[a]	Securities on loan with values of $4,201,059,395 and $3,640,360,813, respectively.
[b]	No par value, unlimited number of shares authorized.

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.75%

ADVERTISING — 0.35%
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)[a]	$9,947	$10,282,711
5.38%, 01/15/24 (Call 01/15/19)[a]	9,340	9,764,545
5.88%, 02/01/22 (Call 03/31/17)[a]	8,496	8,779,554
Series WI
5.75%, 02/01/26 (Call 02/01/21)[a]	7,881	8,449,089
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 03/31/17)[a]	9,245	9,587,835
5.63%, 02/15/24 (Call 02/15/19)	8,592	9,001,384
5.88%, 03/15/25 (Call 09/15/19)[a]	8,310	8,704,725

		64,569,843
AEROSPACE & DEFENSE — 1.37%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)[a]	27,283	28,229,450
5.40%, 04/15/21 (Call 01/15/21)[a]	24,163	25,842,329
5.72%, 02/23/19	15,410	16,315,442
5.87%, 02/23/22[a]	14,545	15,708,821
6.15%, 08/15/20[a]	19,197	20,979,267
6.75%, 07/15/18	14,162	15,004,997
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a,b]	24,869	26,179,596
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a,b]	8,850	9,510,683
TransDigm Inc.
5.50%, 10/15/20 (Call 03/31/17)[a]	11,150	11,313,932
6.00%, 07/15/22 (Call 07/15/17)[a]	25,756	26,399,900
6.50%, 07/15/24 (Call 07/15/19)[a]	26,362	27,086,955

Security	Principal (000s)	Value
6.50%, 05/15/25 (Call 05/15/20)[a]	$9,636	$9,876,900
6.50%, 05/15/25 (Call 05/15/20)[b]	1,950	1,996,313
Series WI
6.38%, 06/15/26 (Call 06/15/21)	19,417	19,611,170

		254,055,755
AIRLINES — 0.28%
Air Canada
7.75%, 04/15/21[a,b]	8,642	9,743,855
American Airlines Group Inc.
4.63%, 03/01/20[a,b]	10,613	10,758,929
5.50%, 10/01/19[b]	15,024	15,587,400
6.13%, 06/01/18[a]	8,428	8,792,595
Continental Airlines Inc. Pass Through Trust Series 2012-3, Class C
6.13%, 04/29/18	6,173	6,400,629

		51,283,408
APPAREL — 0.32%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)[a,b]	18,224	18,041,760
4.88%, 05/15/26 (Call 02/15/26)[a,b]	19,961	19,811,292
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)[a]	10,446	10,657,169
6.88%, 05/01/22 (Call 05/01/17)[a]	11,074	11,552,951

		60,063,172
AUTO MANUFACTURERS — 0.76%
Fiat Chrysler Automobiles NV
4.50%, 04/15/20[a]	32,113	33,179,341
5.25%, 04/15/23[a]	32,422	33,597,297
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,b]	9,000	9,070,000
4.13%, 12/15/18[a,b]	12,312	12,575,247
4.25%, 11/15/19[a,b]	7,740	7,952,574

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.63%, 02/01/23 (Call 02/01/18)[a,b]	$10,067	$10,582,934
Navistar International Corp.
8.25%, 11/01/21 (Call 03/31/17)	33,302	33,635,020

		140,592,413
AUTO PARTS & EQUIPMENT — 1.16%
Allison Transmission Inc.
5.00%, 10/01/24 (Call 10/01/19)[a,b]	21,470	21,808,451
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 03/31/17)[a]	7,822	8,045,644
6.63%, 10/15/22 (Call 10/15/17)[a]	13,635	14,091,091
Dana Inc.
5.38%, 09/15/21 (Call 03/31/17)[a]	7,352	7,627,700
5.50%, 12/15/24 (Call 12/15/19)[a]	8,450	8,846,094
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/26 (Call 05/31/21)[a]	20,494	20,903,880
5.13%, 11/15/23 (Call 11/15/18)[a]	21,950	22,783,755
7.00%, 05/15/22 (Call 05/15/17)[a]	15,291	15,976,436
Schaeffler Finance BV
4.25%, 05/15/21 (Call 05/15/17)[b]	11,050	11,269,527
4.75%, 05/15/23 (Call 05/15/18)[a,b]	11,050	11,361,656
ZF North America Capital Inc.
4.00%, 04/29/20[a,b]	19,889	20,674,892
4.50%, 04/29/22[a,b]	19,344	20,093,580
4.75%, 04/29/25[b]	31,566	32,512,980

		215,995,686
BANKS — 1.18%
BPCE SA
VRN, (3 mo. LIBOR US + 12.980%)
12.50%, 08/29/49 (Call 09/30/19)[b]	8,800	10,717,696

Security	Principal (000s)	Value
Credit Agricole SA VRN, (3 mo. LIBOR US + 6.982%)
8.38%, 10/29/49 (Call 10/13/19)[a,b]	$22,037	$24,175,202
Fifth Third Bancorp. VRN, (3 mo. LIBOR US + 3.033%)
5.10%, 12/29/49 (Call 06/30/23)[a]	13,551	13,313,857
Royal Bank of Scotland Group PLC
5.13%, 05/28/24[a]	44,720	45,339,824
6.00%, 12/19/23[a]	43,322	45,907,492
6.10%, 06/10/23[a]	19,344	20,564,492
6.13%, 12/15/22[a]	46,885	49,738,946
Royal Bank of Scotland NV (The)
4.65%, 06/04/18[a]	9,030	9,233,675

		218,991,184
BEVERAGES — 0.10%
Cott Beverages Inc.
5.38%, 07/01/22 (Call 07/01/17)[a]	8,378	8,564,760
6.75%, 01/01/20 (Call 03/31/17)[a]	10,280	10,640,057

		19,204,817
BIOTECHNOLOGY — 0.06%
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[a,b]	13,126	5,091,926
9.50%, 10/21/22 (Call 12/15/18)[a,b]	15,070	6,521,200

		11,613,126
BUILDING MATERIALS — 0.51%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[a,b]	15,650	16,066,024
Standard Industries Inc./NJ
5.00%, 02/15/27 (Call 02/15/22)[b]	10,300	10,482,231
5.13%, 02/15/21 (Call 02/15/18)[a,b]	8,973	9,331,920

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.38%, 11/15/24 (Call 11/15/19)[b]	$19,641	$20,230,230
5.50%, 02/15/23 (Call 02/15/19)[b]	9,915	10,249,631
6.00%, 10/15/25 (Call 10/15/20)[a,b]	21,987	23,428,248
USG Corp.
8.25%, 01/15/18[a]	5,594	5,873,700

		95,661,984
CHEMICALS — 1.90%
Ashland LLC
3.88%, 04/15/18 (Call 03/15/18)[a]	10,900	11,090,750
4.75%, 08/15/22 (Call 05/15/22)[a]	23,085	23,950,688
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)[a]	13,473	16,035,676
10.00%, 10/15/25 (Call 10/15/20)[a]	10,229	12,383,483
CF Industries Inc.
3.45%, 06/01/23[a]	16,700	15,605,367
7.13%, 05/01/20	18,000	19,705,777
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[a]	24,710	26,285,262
7.00%, 05/15/25 (Call 05/15/20)[a]	16,905	18,363,056
Hexion Inc.
6.63%, 04/15/20 (Call 03/31/17)[a]	30,446	28,367,336
8.88%, 02/01/18 (Call 03/10/17)	12,962	12,970,209
10.38%, 02/01/22 (Call 02/01/19)[b]	10,035	10,322,903
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 03/31/17)	11,277	8,993,408
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	12,045	12,482,763

Security	Principal (000s)	Value
5.13%, 11/15/22 (Call 08/15/22)[a]	$7,200	$7,524,000
INEOS Group Holdings SA
5.63%, 08/01/24 (Call 08/01/19)[a,b]	10,300	10,500,850
5.88%, 02/15/19 (Call 03/01/17)[a,b]	11,875	12,030,044
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[a,b]	9,055	9,140,326
5.25%, 08/01/23 (Call 08/01/18)[b]	9,075	9,347,250
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	24,491	25,504,477
10.38%, 05/01/21 (Call 05/01/18)[b]	10,547	11,852,191
Tronox Finance LLC
6.38%, 08/15/20 (Call 03/31/17)[a]	19,825	20,161,266
7.50%, 03/15/22 (Call 03/15/18)[a,b]	13,545	14,157,884
WR Grace & Co.-Conn
5.13%, 10/01/21[a,b]	15,012	15,725,070

		352,500,036
COAL — 0.38%
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[a]	40,889	39,866,775
8.00%, 04/01/23 (Call 04/01/18)[a]	10,250	10,706,125
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[b]	22,950	18,096,750
Peabody Securities Finance Corp.
6.00%, 03/31/22 (Call 03/31/19)[b]	1,140	1,162,800
6.38%, 03/31/25 (Call 03/31/20)[b]	1,170	1,193,400

		71,025,850

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 3.12%
ADT Corp. (The)
3.50%, 07/15/22[a]	$21,088	$20,049,416
4.13%, 06/15/23	15,305	14,710,336
6.25%, 10/15/21	19,666	21,449,767
APX Group Inc.
6.38%, 12/01/19 (Call 03/31/17)[a]	9,664	9,941,840
7.88%, 12/01/22 (Call 12/01/18)	13,000	14,072,500
8.75%, 12/01/20 (Call 03/31/17)[a]	17,374	17,938,655
Ashtead Capital Inc.
5.63%, 10/01/24 (Call 10/01/19)[a,b]	10,735	11,366,470
6.50%, 07/15/22 (Call 07/15/17)[a,b]	19,870	20,745,935
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[a,b]	6,207	6,117,546
5.50%, 04/01/23 (Call 04/01/18)[a]	14,291	14,270,655
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 03/31/17)[b]	21,450	14,827,312
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[a,b]	12,326	13,342,895
7.75%, 06/01/24 (Call 06/01/19)[a,b]	13,238	14,611,443
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[a,b]	17,640	15,765,750
5.88%, 10/15/20 (Call 03/31/17)[a]	13,577	13,187,340
6.25%, 10/15/22 (Call 10/15/17)[a]	9,965	9,482,765
6.75%, 04/15/19 (Call 03/31/17)[a]	8,946	8,957,183
7.38%, 01/15/21 (Call 03/31/17)[a]	12,086	12,050,004

Security	Principal (000s)	Value
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a,b]	$24,862	$26,695,572
Laureate Education Inc.
10.00%, 09/01/19 (Call 03/31/17)[a,b]	28,204	29,508,435
Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)[b]	10,015	10,062,392
5.50%, 10/01/21 (Call 03/31/17)[a,b]	10,686	11,124,653
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[a,b]	67,049	73,418,655
RR Donnelley & Sons Co.
6.00%, 04/01/24	8,220	7,913,331
7.88%, 03/15/21[a]	7,312	7,851,260
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)	6,824	7,071,370
5.38%, 05/15/24 (Call 05/15/19)[a]	16,625	17,595,144
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[a,b]	16,399	16,685,982
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)[a]	23,702	24,327,140
5.50%, 07/15/25 (Call 07/15/20)[a]	15,674	16,491,288
5.50%, 05/15/27 (Call 05/15/22)	15,560	15,885,416
5.75%, 11/15/24 (Call 05/15/19)[a]	17,533	18,544,905
5.88%, 09/15/26 (Call 09/15/21)[a]	15,502	16,290,018
6.13%, 06/15/23 (Call 12/15/17)	18,068	19,003,225

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
7.63%, 04/15/22 (Call 04/15/17)[a]	$9,173	$9,583,328

		580,939,926
COMPUTERS — 1.57%
Dell Inc.
4.63%, 04/01/21[a]	7,022	7,233,458
5.65%, 04/15/18	8,144	8,453,472
5.88%, 06/15/19[a]	14,398	15,364,723
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.88%, 06/15/21 (Call 06/15/18)[a,b]	34,921	36,933,113
7.13%, 06/15/24 (Call 06/15/19)[a,b]	34,272	37,794,555
EMC Corp.
2.65%, 06/01/20	37,093	36,212,041
3.38%, 06/01/23 (Call 03/01/23)	150	143,438
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/31/17)[b]	13,967	13,478,155
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)	6,820	7,070,743
NCR Corp.
4.63%, 02/15/21 (Call 03/31/17)[a]	8,153	8,322,323
5.00%, 07/15/22 (Call 07/15/17)[a]	11,299	11,567,351
5.88%, 12/15/21 (Call 12/15/17)	7,535	7,892,913
6.38%, 12/15/23 (Call 12/15/18)[a]	14,607	15,592,973
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)[a]	72,919	85,356,684

		291,415,942
COSMETICS & PERSONAL CARE — 0.25%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[b]	10,593	11,225,637

Security	Principal (000s)	Value
Avon Products Inc.
6.60%, 03/15/20[a]	$6,353	$6,472,119
7.00%, 03/15/23[a]	9,743	9,146,241
Edgewell Personal Care Co.
4.70%, 05/19/21[a]	10,524	11,089,665
4.70%, 05/24/22[a]	8,190	8,532,400

		46,466,062
DISTRIBUTION & WHOLESALE — 0.25%
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[b]	23,491	24,783,005
5.75%, 04/15/24 (Call 04/15/19)[a,b]	21,117	22,357,624

		47,140,629
DIVERSIFIED FINANCIAL SERVICES — 5.21%
Aircastle Ltd.
4.63%, 12/15/18[a]	6,569	6,815,338
5.00%, 04/01/23[a]	9,295	9,760,064
5.13%, 03/15/21[a]	9,255	9,846,792
5.50%, 02/15/22	9,401	10,108,954
6.25%, 12/01/19[a]	9,930	10,819,243
Ally Financial Inc.
3.25%, 02/13/18[a]	8,847	8,962,011
3.25%, 11/05/18[a]	13,116	13,345,530
3.50%, 01/27/19[a]	13,069	13,290,168
3.60%, 05/21/18[a]	17,455	17,744,975
3.75%, 11/18/19[a]	13,956	14,250,820
4.13%, 03/30/20[a]	16,890	17,420,628
4.13%, 02/13/22[a]	13,371	13,671,847
4.25%, 04/15/21[a]	13,632	14,062,647
4.63%, 05/19/22[a]	8,533	8,845,877
4.63%, 03/30/25	10,267	10,459,506
4.75%, 09/10/18	13,675	14,163,487
5.13%, 09/30/24[a]	14,788	15,612,715
5.75%, 11/20/25 (Call 10/20/25)[a]	22,958	24,193,905
7.50%, 09/15/20[a]	8,755	10,003,804
8.00%, 12/31/18[a]	10,955	11,997,437
8.00%, 03/15/20	20,005	22,843,926
CIT Group Inc.
3.88%, 02/19/19[a]	20,048	20,511,710
5.00%, 08/15/22	26,914	28,519,773
5.00%, 08/01/23[a]	18,635	19,729,806

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.25%, 03/15/18	$25,294	$26,094,790
5.38%, 05/15/20[a]	14,417	15,418,344
5.50%, 02/15/19[a,b]	35,393	37,339,615
6.63%, 04/01/18[a,b]	12,401	13,005,549
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 03/31/17)	26,321	26,781,617
5.88%, 02/01/22 (Call 08/01/17)[a]	29,160	29,886,959
6.00%, 08/01/20 (Call 03/31/17)[a]	34,787	36,178,828
6.25%, 02/01/22 (Call 02/01/19)[b]	16,035	16,536,094
6.75%, 02/01/24 (Call 02/01/20)[a,b]	10,945	11,334,513
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[a,b]	14,060	12,267,350
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/15/17)[a,b]	9,830	9,541,244
7.38%, 04/01/20 (Call 03/31/17)[a,b]	11,850	12,042,563
7.50%, 04/15/21 (Call 10/15/17)[b]	7,750	7,846,875
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 03/31/17)	7,338	7,434,967
6.50%, 07/01/21 (Call 03/31/17)[a]	10,002	10,227,045
7.88%, 10/01/20 (Call 03/31/17)	6,150	6,389,011
Navient Corp.
4.88%, 06/17/19[a]	20,363	20,770,260
5.00%, 10/26/20[a]	10,712	10,765,560
5.50%, 01/15/19[a]	27,025	27,937,094
5.50%, 01/25/23[a]	20,876	19,988,770
5.88%, 03/25/21[a]	9,764	9,959,280
5.88%, 10/25/24[a]	9,500	8,930,000
6.13%, 03/25/24[a]	17,546	16,800,295

Security	Principal (000s)	Value
6.63%, 07/26/21[a]	$14,743	$15,388,006
7.25%, 01/25/22[a]	14,959	15,594,757
7.25%, 09/25/23	11,465	11,737,294
8.00%, 03/25/20[a]	31,934	34,648,390
8.45%, 06/15/18[a]	34,247	36,601,481
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 03/31/17)[b]	12,236	12,809,563
7.25%, 12/15/21 (Call 12/15/17)[b]	17,700	18,562,875
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a,b]	25,664	25,279,040
Springleaf Finance Corp.
5.25%, 12/15/19	13,103	13,186,532
6.90%, 12/15/17	10,137	10,437,055
7.75%, 10/01/21[a]	12,650	13,456,437
8.25%, 12/15/20[a]	18,985	20,783,301

		968,942,317
ELECTRIC — 3.02%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[a]	14,267	14,149,297
5.50%, 03/15/24 (Call 03/15/19)	14,974	15,254,762
5.50%, 04/15/25 (Call 04/15/20)	12,009	12,159,113
6.00%, 05/15/26 (Call 05/15/21)[a]	9,265	9,562,252
7.38%, 07/01/21 (Call 06/01/21)	19,083	21,478,598
8.00%, 06/01/20	8,450	9,711,585
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[a,b]	13,203	13,409,783
5.38%, 01/15/23 (Call 10/15/18)[a]	26,887	27,223,087
5.50%, 02/01/24 (Call 02/01/19)[a]	13,235	13,089,783
5.75%, 01/15/25 (Call 10/15/19)[a]	32,217	31,894,830

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.88%, 01/15/24 (Call 11/01/18)[a,b]	$8,151	$8,584,633
6.00%, 01/15/22 (Call 03/31/17)[a,b]	13,230	13,874,963
7.88%, 01/15/23 (Call 03/06/17)[b]	7,500	7,799,126
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)[a]	17,260	18,351,336
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)	10,281	9,304,305
6.75%, 11/01/19 (Call 05/01/17)[a]	41,948	43,206,440
7.38%, 11/01/22 (Call 11/01/18)[a]	36,029	35,413,826
7.63%, 11/01/24 (Call 11/01/19)[a]	26,000	24,700,000
8.00%, 01/15/25 (Call 01/15/20)[a,b]	15,170	14,428,657
Enel SpA
VRN, (5 year USD Swap + 5.880%)
8.75%, 09/24/73 (Call 09/24/23)[a,b]	25,357	29,127,112
FirstEnergy Corp. Series B
4.25%, 03/15/23 (Call 12/15/22)[a]	1,145	1,194,930
GenOn Energy Inc.
9.50%, 10/15/18	10,980	8,317,350
9.88%, 10/15/20 (Call 03/31/17)[a]	8,500	6,258,125
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)	6,125	6,219,448
5.00%, 05/01/18 (Call 04/01/18)[a]	6,400	6,588,813
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)[a]	20,934	21,214,865
6.25%, 05/01/24 (Call 05/01/19)[a]	14,901	14,938,253
6.63%, 03/15/23 (Call 09/15/17)[a]	18,776	19,010,700

Security	Principal (000s)	Value
6.63%, 01/15/27 (Call 07/15/21)[a,b]	$27,195	$26,792,174
7.25%, 05/15/26 (Call 05/15/21)[a]	21,372	21,880,799
7.88%, 05/15/21 (Call 03/31/17)[a]	1,823	1,891,363
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)[a]	14,377	11,836,315
4.63%, 07/15/19 (Call 03/31/17)[a,b]	25,987	25,337,325
6.50%, 05/01/18	6,125	6,319,687
6.50%, 06/01/25 (Call 06/01/20)[a]	12,745	10,416,761

		560,940,396
ENERGY – ALTERNATE SOURCES — 0.12%
TerraForm Power Operating LLC
6.38%, 02/01/23 (Call 02/01/18)[a,b,c]	20,979	21,700,153

		21,700,153
ENGINEERING & CONSTRUCTION — 0.31%
AECOM
5.13%, 03/15/27 (Call 12/15/26)[b]	18,450	18,749,813
5.75%, 10/15/22 (Call 10/15/17)[a]	18,360	19,385,503
5.88%, 10/15/24 (Call 07/15/24)[a]	17,855	19,506,587

		57,641,903
ENTERTAINMENT — 1.73%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)[a]	13,374	13,860,201
5.88%, 11/15/26 (Call 11/15/21)[a,b]	12,740	13,014,802
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)[a]	15,697	16,109,046
5.13%, 12/15/22 (Call 12/15/17)	6,850	7,048,364

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[a]	$10,071	$10,334,427
4.38%, 04/15/21	7,891	8,203,558
4.88%, 11/01/20 (Call 08/01/20)[a]	22,201	23,283,299
5.38%, 11/01/23 (Call 08/01/23)	9,358	10,044,643
5.38%, 04/15/26	20,920	21,782,950
International Game Technology
7.50%, 06/15/19	10,183	11,236,974
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	12,080	12,764,600
6.25%, 02/15/22 (Call 08/15/21)[b]	30,213	32,630,040
6.50%, 02/15/25 (Call 08/15/24)[a,b]	21,728	23,737,840
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/31/17)[a]	13,062	13,648,429
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,b]	20,646	21,962,183
7.00%, 01/01/22 (Call 01/01/18)[b]	9,950	10,584,313
10.00%, 12/01/22 (Call 12/01/18)	47,475	50,442,187
Six Flags Entertainment Corp.
5.25%, 01/15/21 (Call 03/31/17)[b]	8,590	8,812,559
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/15/17)[a,b]	10,801	11,391,815

		320,892,230
ENVIRONMENTAL CONTROL — 0.28%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 03/31/17)[a]	15,468	15,791,861
5.25%, 08/01/20 (Call 03/31/17)[a]	14,713	15,039,322

Security	Principal (000s)	Value
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[a]	$7,707	$7,814,176
6.38%, 10/01/22 (Call 04/01/17)[a]	6,187	6,379,377
7.25%, 12/01/20 (Call 03/31/17)[a]	6,254	6,414,693

		51,439,429
FOOD — 1.24%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)[a,b]	26,370	26,468,888
6.63%, 06/15/24 (Call 06/15/19)[a,b]	26,805	28,446,806
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)[a,b]	19,350	19,664,438
4.88%, 11/01/26 (Call 11/01/21)[a,b]	18,174	18,434,353
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[a,b]	36,980	35,754,853
5.50%, 03/01/25 (Call 03/01/20)[b]	10,425	10,591,148
5.75%, 03/01/27 (Call 03/01/22)[b]	10,800	10,928,304
6.00%, 12/15/22 (Call 06/15/18)[b]	11,620	12,258,062
6.75%, 12/01/21 (Call 03/08/17)[a,b]	17,460	18,712,158
7.75%, 03/15/24 (Call 09/15/18)[a,b]	15,531	17,239,410
8.00%, 07/15/25 (Call 07/15/20)[b]	7,430	8,388,252
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 03/31/17)	6,854	7,082,207
6.00%, 02/15/24 (Call 02/15/19)[a,b]	15,513	16,355,773

		230,324,652

124	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
FOOD SERVICE — 0.16%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)	$14,528	$14,564,320
5.13%, 01/15/24 (Call 01/15/19)[a]	14,206	14,882,205
5.75%, 03/15/20 (Call 03/23/17)[a]	891	905,234

		30,351,759
GAS — 0.39%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)[a]	13,650	13,792,188
5.63%, 05/20/24 (Call 03/20/24)[a]	13,164	13,526,010
5.75%, 05/20/27 (Call 02/20/27)	6,875	6,910,063
5.88%, 08/20/26 (Call 05/20/26)[a]	13,061	13,518,135
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)[b]	10,500	10,437,000
7.50%, 11/01/23 (Call 11/01/19)[a,b]	13,300	14,019,031

		72,202,427
HEALTH CARE – PRODUCTS — 0.99%
Alere Inc.
6.38%, 07/01/23 (Call 07/01/18)[a,b]	8,865	9,006,681
6.50%, 06/15/20 (Call 03/31/17)	6,586	6,612,943
7.25%, 07/01/18 (Call 03/31/17)[a]	7,050	7,122,703
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a,b]	21,345	18,796,941
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a,b]	21,852	22,799,830

Security	Principal (000s)	Value
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[a,b]	$11,765	$12,658,405
12.50%, 11/01/21 (Call 05/01/19)[a,b]	9,130	10,237,012
Mallinckrodt International Finance SA
4.75%, 04/15/23[a]	11,993	10,673,770
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	14,005	14,057,519
5.50%, 04/15/25 (Call 04/15/20)[a,b]	14,660	13,560,500
5.63%, 10/15/23 (Call 10/15/18)[a,b]	15,734	15,076,544
5.75%, 08/01/22 (Call 08/01/17)[a,b]	18,383	18,003,851
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 05/15/17)[b]	28,252	25,285,540

		183,892,239
HEALTH CARE – SERVICES — 7.47%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)[a]	15,376	15,832,475
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	19,821	20,564,287
4.75%, 01/15/25 (Call 01/15/20)[a]	25,455	26,160,994
5.63%, 02/15/21 (Call 02/15/18)	28,722	30,086,295
6.13%, 02/15/24 (Call 02/15/19)[a]	19,882	21,505,059
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 03/31/17)[a]	13,325	13,428,141
5.13%, 08/01/21 (Call 03/31/17)[a]	21,631	21,258,579

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
6.88%, 02/01/22 (Call 02/01/18)[a]	$62,913	$55,363,440
7.13%, 07/15/20 (Call 03/31/17)[a]	24,624	23,146,560
8.00%, 11/15/19 (Call 03/31/17)[a]	40,274	39,267,150
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)[a]	32,728	32,797,056
5.13%, 07/15/24 (Call 07/15/19)[a]	38,182	38,769,644
5.75%, 08/15/22 (Call 08/15/17)[a]	25,778	26,873,565
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 07/01/17)[a,b]	10,875	11,149,896
5.63%, 07/15/22 (Call 07/15/17)[a]	22,482	23,437,485
6.25%, 12/01/24 (Call 12/01/19)[a,b]	12,617	13,374,020
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a,b]	9,250	9,435,000
4.75%, 10/15/24 (Call 07/17/24)[a,b]	8,210	8,433,312
5.63%, 07/31/19[b]	14,708	15,664,020
5.88%, 01/31/22[a,b]	13,799	15,058,159
6.50%, 09/15/18[a,b]	6,590	6,981,281
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[a,b]	11,652	12,635,393
HCA Holdings Inc.
6.25%, 02/15/21[a]	19,274	20,916,542
HCA Inc.
3.75%, 03/15/19	26,576	27,173,960
4.25%, 10/15/19[a]	10,022	10,422,880
4.50%, 02/15/27 (Call 08/15/26)[a]	24,070	23,981,617
4.75%, 05/01/23[a]	25,226	26,404,526
5.00%, 03/15/24[a]	41,169	43,263,679
5.25%, 04/15/25[a]	27,915	29,781,816
5.25%, 06/15/26 (Call 12/15/25)[a]	31,229	32,968,280

Security	Principal (000s)	Value
5.38%, 02/01/25[a]	$53,675	$56,177,355
5.88%, 03/15/22[a]	27,839	30,711,762
5.88%, 05/01/23[a]	26,007	28,213,260
5.88%, 02/15/26 (Call 08/15/25)[a]	32,582	34,944,195
6.50%, 02/15/20	65,162	71,678,200
7.50%, 02/15/22	40,843	47,173,665
8.00%, 10/01/18[a]	8,300	9,047,000
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)[a]	27,087	27,628,740
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/15/17)[a]	10,645	9,766,788
8.00%, 01/15/20[a]	16,431	16,554,233
8.75%, 01/15/23 (Call 01/15/18)[a]	13,534	13,144,898
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)[a,b]	11,015	11,032,818
5.50%, 12/01/21 (Call 03/31/17)[a]	21,957	22,835,280
5.88%, 12/01/23 (Call 12/01/18)[a]	10,005	10,310,835
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[a,b]	34,097	36,654,275
Tenet Healthcare Corp.
4.38%, 10/01/21	18,484	18,668,840
4.50%, 04/01/21[a]	14,123	14,304,449
4.75%, 06/01/20[a]	7,731	7,891,922
5.00%, 03/01/19[a]	22,817	22,842,651
5.50%, 03/01/19	8,679	8,756,026
6.00%, 10/01/20[a]	37,850	40,123,252
6.25%, 11/01/18[a]	19,000	20,082,253
6.75%, 06/15/23[a]	39,331	38,937,690
7.50%, 01/01/22 (Call 01/01/19)[a,b]	15,835	17,121,594
8.00%, 08/01/20 (Call 03/31/17)[a]	17,011	17,393,747
8.13%, 04/01/22[a]	58,816	61,830,320

		1,389,961,159

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 0.39%
HRG Group Inc.
7.75%, 01/15/22 (Call 03/31/17)[a]	$18,843	$19,902,919
7.88%, 07/15/19 (Call 03/31/17)[a]	14,871	15,447,251
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)[a]	13,130	13,978,282
Noble Group Ltd.
6.75%, 01/29/20[a,b]	23,800	23,264,500

		72,592,952
HOME BUILDERS — 1.27%
Beazer Homes USA Inc.
8.75%, 03/15/22 (Call 03/15/19)[a,b]	12,175	13,117,101
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 03/31/17)[a,b]	9,675	9,959,445
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[a,b]	10,459	10,756,791
CalAtlantic Group Inc.
8.38%, 05/15/18	8,452	9,038,357
8.38%, 01/15/21[a]	7,905	9,238,969
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 03/31/17)[a,b]	12,095	11,832,941
KB Home
4.75%, 05/15/19 (Call 02/15/19)[a]	5,877	6,001,886
7.00%, 12/15/21 (Call 09/15/21)[a]	7,843	8,569,368
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	12,580	12,737,250
4.50%, 06/15/19 (Call 04/16/19)	9,423	9,712,938
4.50%, 11/15/19 (Call 08/15/19)[a]	10,494	10,831,776

Security	Principal (000s)	Value
4.75%, 04/01/21 (Call 02/01/21)[a]	$9,392	$9,736,729
4.75%, 11/15/22 (Call 08/15/22)[a]	12,168	12,513,485
4.75%, 05/30/25 (Call 02/28/25)[a]	9,110	9,246,650
4.88%, 12/15/23 (Call 09/15/23)	7,920	8,137,038
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)[a]	12,420	12,717,837
5.00%, 01/15/27 (Call 10/15/26)[a]	13,325	13,341,656
5.50%, 03/01/26 (Call 12/01/25)[a]	15,618	16,150,432
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 03/31/17)[b]	9,898	10,170,195
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)[a]	6,430	6,542,525
5.88%, 02/15/22 (Call 11/15/21)[a]	7,007	7,637,750
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	8,739	8,916,208
5.88%, 06/15/24[a]	9,450	9,733,500

		236,640,827
HOME FURNISHINGS — 0.11%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)[a]	12,530	12,267,352
5.63%, 10/15/23 (Call 10/15/18)	7,494	7,557,231

		19,824,583
HOUSEHOLD PRODUCTS & WARES — 0.28%
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[a,b]	17,515	17,887,194

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[a]	$21,478	$22,847,222
6.63%, 11/15/22 (Call 11/15/17)[a]	11,549	12,227,504

		52,961,920
INSURANCE — 0.52%
Genworth Holdings Inc.
4.80%, 02/15/24	7,870	6,648,183
4.90%, 08/15/23	7,838	6,707,281
6.52%, 05/22/18[a]	9,790	9,842,710
7.20%, 02/15/21	8,129	7,843,977
7.63%, 09/24/21	15,345	14,731,200
7.70%, 06/15/20	8,450	8,411,673
HUB International Ltd.
7.88%, 10/01/21 (Call 03/31/17)[b]	25,658	27,197,480
Voya Financial Inc.
VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[a]	14,814	15,137,262

		96,519,766
INTERNET — 0.93%
Netflix Inc.
4.38%, 11/15/26[a,b]	21,090	20,844,352
5.38%, 02/01/21[a]	9,905	10,599,175
5.50%, 02/15/22[a]	14,205	15,199,350
5.75%, 03/01/24[a]	7,490	8,023,039
5.88%, 02/15/25	17,901	19,333,080
Symantec Corp.
5.00%, 04/15/25 (Call 04/15/20)[b]	2,220	2,278,706
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	15,023	15,361,018
5.25%, 04/01/25 (Call 01/01/25)[a]	12,428	12,940,655
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)[b]	16,930	17,900,089
6.00%, 04/01/23 (Call 04/01/18)[a]	29,467	31,014,017

Security	Principal (000s)	Value
6.38%, 05/15/25 (Call 05/15/20)[a]	$18,346	$19,699,017

		173,192,498
IRON & STEEL — 1.27%
AK Steel Corp.
7.63%, 05/15/20 (Call 03/31/17)	12,136	12,370,225
7.63%, 10/01/21 (Call 10/01/17)[a]	9,537	9,894,637
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	10,605	10,618,256
7.88%, 08/15/23 (Call 05/15/23)[a]	9,888	10,234,080
ArcelorMittal
6.00%, 08/05/20	12,800	14,041,856
6.13%, 06/01/25[a]	10,019	11,260,761
6.50%, 03/01/21[a]	14,675	16,150,838
7.00%, 02/25/22[a]	23,677	26,990,670
10.60%, 06/01/19	17,368	20,460,194
Cliffs Natural Resources Inc.
5.75%, 03/01/25 (Call 03/01/20)[b]	2,540	2,491,740
7.75%, 03/31/20 (Call 03/15/17)[a,b]	7,097	7,400,439
8.25%, 03/31/20 (Call 03/31/18)[b]	11,733	12,818,302
Commercial Metals Co.
7.35%, 08/15/18[a]	5,720	6,078,930
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)[a,b]	8,210	8,446,037
5.13%, 10/01/21 (Call 10/01/17)[a]	13,784	14,163,060
5.25%, 04/15/23 (Call 04/15/18)	5,845	6,086,691
5.50%, 10/01/24 (Call 10/01/19)[a]	8,400	8,896,731
U.S. Steel Corp.
7.38%, 04/01/20[a]	7,157	7,722,570
7.50%, 03/15/22 (Call 03/15/18)[a]	7,291	7,550,742
8.38%, 07/01/21 (Call 07/01/18)[a,b]	19,860	22,461,660

		236,138,419

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
LEISURE TIME — 0.27%
NCL Corp. Ltd.
4.63%, 11/15/20 (Call 11/15/17)[a,b]	$10,083	$10,340,117
4.75%, 12/15/21 (Call 12/15/18)[a,b]	13,925	14,203,500
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22[a]	12,967	14,138,568
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[a,b]	11,286	11,490,502

		50,172,687
LODGING — 2.09%
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)[a]	15,879	17,189,018
6.88%, 05/15/23 (Call 05/15/18)[a]	16,024	17,345,980
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 03/31/17)	18,041	18,843,180
11.00%, 10/01/21 (Call 03/31/17)[a]	20,548	22,442,762
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[a,b]	10,549	11,109,416
10.75%, 09/01/24 (Call 09/01/19)[b]	12,600	13,311,375
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)[a,b]	19,921	19,771,592
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 03/16/17)[a]	28,146	28,849,650

Security	Principal (000s)	Value
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[a,b]	$15,960	$16,453,763
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	10,675	10,461,393
5.25%, 03/31/20[a]	9,840	10,356,600
6.00%, 03/15/23	27,346	29,753,227
6.63%, 12/15/21[a]	24,663	27,552,894
6.75%, 10/01/20[a]	19,752	21,782,506
7.75%, 03/15/22	22,085	25,704,053
8.63%, 02/01/19[a]	20,133	22,322,464
11.38%, 03/01/18	7,720	8,434,100
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	10,550	10,327,697
5.38%, 03/15/22 (Call 03/31/17)	16,716	17,177,027
5.50%, 03/01/25 (Call 12/01/24)[a,b]	38,278	39,063,262

		388,251,959
MACHINERY — 0.66%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 03/31/17)[a,b]	14,423	14,693,431
CNH Industrial Capital LLC
3.38%, 07/15/19	8,681	8,777,938
3.63%, 04/15/18[a]	10,270	10,423,062
3.88%, 07/16/18[a]	10,635	10,858,949
3.88%, 10/15/21[a]	7,698	7,702,811
4.38%, 11/06/20	12,608	13,077,885
4.88%, 04/01/21[a]	9,391	9,861,489
CNH Industrial NV
4.50%, 08/15/23[a]	13,170	13,308,285
Vertiv Group Corp.
9.25%, 10/15/24 (Call 10/15/19)[b]	9,250	9,966,875
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[a]	21,711	23,493,473

		122,164,198

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
MANUFACTURING — 0.96%
Bombardier Inc.
4.75%, 04/15/19[a,b]	$9,800	$10,057,250
5.75%, 03/15/22[b]	9,750	9,683,658
6.00%, 10/15/22 (Call 04/15/17)[a,b]	26,045	26,012,444
6.13%, 01/15/23[b]	25,731	25,731,000
7.50%, 03/15/25 (Call 03/15/20)[a,b]	31,096	31,912,270
7.75%, 03/15/20[a,b]	17,035	18,312,114
8.75%, 12/01/21[b]	30,150	33,391,125
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a,b]	23,418	23,652,180

		178,752,041
MEDIA — 12.39%
Altice Financing SA
6.50%, 01/15/22 (Call 03/31/17)[a,b]	19,780	20,670,100
6.63%, 02/15/23 (Call 02/15/18)[b]	43,544	45,833,948
7.50%, 05/15/26 (Call 05/15/21)[a,b]	56,239	60,262,569
Altice Finco SA
8.13%, 01/15/24 (Call 12/15/18)[a,b]	7,650	8,169,612
9.88%, 12/15/20 (Call 03/31/17)[b]	8,050	8,505,580
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[a,b]	29,799	31,723,518
7.75%, 05/15/22 (Call 05/15/17)[a,b]	58,668	62,408,085
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[b]	23,431	24,418,830
5.50%, 05/15/26 (Call 05/15/21)[b]	30,351	31,489,163
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)[a]	10,395	10,576,913
5.00%, 04/01/24 (Call 04/01/20)	21,266	21,465,475

Security	Principal (000s)	Value
Cablevision Systems Corp.
5.88%, 09/15/22[a]	$13,193	$13,489,843
7.75%, 04/15/18	13,013	13,649,143
8.00%, 04/15/20[a]	10,010	11,072,204
CBS Radio Inc.
7.25%, 11/01/24 (Call 11/01/19)[a,b]	8,730	9,299,875
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)[a]	20,218	20,953,711
5.13%, 05/01/23 (Call 05/01/18)[a,b]	21,963	22,866,250
5.13%, 05/01/27 (Call 05/01/22)[b]	17,575	18,234,063
5.25%, 03/15/21 (Call 03/31/17)[a]	8,605	8,854,545
5.25%, 09/30/22 (Call 09/30/17)	24,414	25,320,135
5.38%, 05/01/25 (Call 05/01/20)[a,b]	14,531	15,247,460
5.50%, 05/01/26 (Call 05/01/21)[a,b]	31,274	33,111,348
5.75%, 09/01/23 (Call 03/01/18)[a]	8,875	9,307,656
5.75%, 01/15/24 (Call 07/15/18)	19,161	20,133,421
5.75%, 02/15/26 (Call 02/15/21)[a,b]	50,842	54,146,730
5.88%, 04/01/24 (Call 04/01/19)[a,b]	34,223	36,704,167
5.88%, 05/01/27 (Call 05/01/21)[a,b]	15,246	16,375,729
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 03/31/17)[a,b]	24,463	24,898,930
6.38%, 09/15/20 (Call 03/31/17)[a,b]	30,009	30,916,994
7.75%, 07/15/25 (Call 07/15/20)[b]	11,611	12,830,155

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)[a]	$56,745	$58,392,900
Series B
7.63%, 03/15/20 (Call 03/31/17)[a]	37,923	38,207,422
CSC Holdings LLC
5.25%, 06/01/24	15,205	15,300,031
5.50%, 04/15/27 (Call 04/15/22)[a,b]	27,345	28,112,582
6.63%, 10/15/25 (Call 10/15/20)[a,b]	19,131	21,068,014
6.75%, 11/15/21[a]	20,741	22,713,741
8.63%, 02/15/19[a]	10,351	11,464,768
10.13%, 01/15/23 (Call 01/15/19)[b]	37,506	43,413,195
10.88%, 10/15/25 (Call 10/15/20)[a,b]	40,993	49,213,560
DISH DBS Corp.
4.25%, 04/01/18[a]	21,189	21,621,609
5.00%, 03/15/23[a]	32,245	33,111,584
5.13%, 05/01/20[a]	23,201	24,171,426
5.88%, 07/15/22[a]	41,417	44,419,732
5.88%, 11/15/24[a]	41,409	44,045,718
6.75%, 06/01/21	41,510	45,764,775
7.75%, 07/01/26[a]	41,941	49,079,706
7.88%, 09/01/19[a]	29,383	32,738,280
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[a,b]	10,475	10,330,969
5.88%, 07/15/26 (Call 07/15/21)[a,b]	13,982	14,161,249
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 03/31/17)[a]	30,684	26,731,692
9.00%, 03/01/21 (Call 03/31/17)	35,540	28,787,400
9.00%, 09/15/22 (Call 09/15/17)	19,465	15,620,663
10.63%, 03/15/23 (Call 03/15/18)[a]	17,278	14,340,740
11.25%, 03/01/21 (Call 03/31/17)	11,011	9,001,493

Security	Principal (000s)	Value
11.25%, 03/01/21 (Call 03/31/17)[a,b]	$13,632	$11,144,160
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)[a,b]	20,594	21,057,365
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 03/31/17)[a]	12,950	13,225,188
5.00%, 04/15/22 (Call 04/15/17)[a,b]	48,900	50,367,000
Quebecor Media Inc.
5.75%, 01/15/23[a]	16,831	17,840,860
SFR Group SA
6.00%, 05/15/22 (Call 05/15/17)[a,b]	83,328	86,426,968
6.25%, 05/15/24 (Call 05/15/19)[a,b]	28,916	29,303,792
7.38%, 05/01/26 (Call 05/01/21)[a,b]	106,845	110,718,131
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)[a,b]	8,482	8,147,539
5.38%, 04/01/21 (Call 03/31/17)	11,009	11,339,270
5.63%, 08/01/24 (Call 08/01/19)[a,b]	9,719	9,986,273
6.13%, 10/01/22 (Call 10/01/17)[a]	10,088	10,554,570
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 03/31/17)[a,b]	9,507	9,629,551
4.63%, 05/15/23 (Call 05/15/18)[a,b]	10,196	10,425,410
5.38%, 04/15/25 (Call 04/15/20)[b]	20,980	21,399,600
5.38%, 07/15/26 (Call 07/15/21)[a,b]	21,508	21,883,637
5.75%, 08/01/21 (Call 03/31/17)[a,b]	9,305	9,688,831
6.00%, 07/15/24 (Call 07/15/19)[a,b]	30,854	32,859,510

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
TEGNA Inc.
5.13%, 10/15/19 (Call 03/31/17)[a]	$9,048	$9,251,580
5.13%, 07/15/20 (Call 03/31/17)[a]	9,807	10,146,158
6.38%, 10/15/23 (Call 10/15/18)[a]	14,537	15,498,259
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[a]	24,464	25,019,333
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a,b]	18,578	19,553,345
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.00%, 01/15/25 (Call 01/15/20)[a,b]	9,980	10,269,193
5.50%, 01/15/23 (Call 01/15/18)[a,b]	19,484	20,309,635
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[b]	25,410	25,370,487
5.13%, 02/15/25 (Call 02/15/20)[a,b]	33,221	32,805,738
6.75%, 09/15/22 (Call 09/15/17)[a,b]	23,620	24,783,828
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[a,b]	24,445	24,933,900
Videotron Ltd.
5.00%, 07/15/22[a]	15,450	16,222,500
5.38%, 06/15/24 (Call 03/15/24)[a,b]	11,307	12,013,688
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[a,b]	9,105	9,294,687
6.00%, 10/15/24 (Call 10/15/19)[b]	10,095	10,567,302
6.38%, 04/15/23 (Call 04/15/18)[a,b]	10,355	10,857,649

Security	Principal (000s)	Value
Virgin Media Secured Finance PLC
5.25%, 01/15/21[a]	$7,122	$7,665,053
5.25%, 01/15/26 (Call 01/15/20)[b]	19,945	20,103,365
5.50%, 01/15/25 (Call 01/15/19)[a,b]	8,372	8,618,735
5.50%, 08/15/26 (Call 08/15/21)[b]	15,354	15,673,890
Ziggo Bond Finance BV
5.88%, 01/15/25 (Call 01/15/20)[b]	7,800	7,890,445
6.00%, 01/15/27 (Call 01/15/22)[a,b]	13,165	13,212,111
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[a,b]	43,510	43,964,510

		2,304,772,447
METAL FABRICATE & HARDWARE — 0.30%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a,b]	31,180	31,941,313
6.25%, 08/15/24 (Call 08/15/19)[a,b]	22,993	24,256,732

		56,198,045
MINING — 2.55%
Alcoa Nederland Holding BV
6.75%, 09/30/24 (Call 09/30/19)[a,b]	14,950	16,236,767
7.00%, 09/30/26 (Call 09/30/21)[a,b]	11,925	13,047,938
Aleris International Inc.
9.50%, 04/01/21 (Call 04/01/18)[b]	13,158	14,081,410
Anglo American Capital PLC
3.63%, 05/14/20[b]	17,192	17,385,410
4.13%, 04/15/21[b]	10,223	10,531,735
4.13%, 09/27/22[a,b]	10,886	11,083,309
4.45%, 09/27/20[b]	8,850	9,242,261
4.88%, 05/14/25[b]	14,647	15,232,880
9.38%, 04/08/19[b]	13,666	15,458,669

132	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Constellium NV
5.75%, 05/15/24 (Call 05/15/19)[a,b]	$8,203	$7,751,835
6.63%, 03/01/25 (Call 03/01/20)[a,b]	13,465	13,403,061
7.88%, 04/01/21 (Call 04/01/18)[a,b]	8,230	8,871,054
8.00%, 01/15/23 (Call 01/15/18)[b]	7,680	8,025,600
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[a,b]	7,697	7,941,076
9.75%, 03/01/22 (Call 03/01/18)[b]	13,253	15,332,131
Freeport-McMoRan Inc.
2.38%, 03/15/18	24,079	23,932,048
3.10%, 03/15/20[a]	20,851	20,376,267
3.55%, 03/01/22 (Call 12/01/21)[a]	38,298	35,593,204
3.88%, 03/15/23 (Call 12/15/22)[a]	39,352	36,203,840
4.00%, 11/14/21[a]	10,914	10,552,474
4.55%, 11/14/24 (Call 08/14/24)[a]	16,221	15,178,303
6.50%, 11/15/20 (Call 03/31/17)[b]	10,228	10,534,840
6.75%, 02/01/22 (Call 02/01/18)[a,b]	8,902	9,258,080
6.88%, 02/15/23 (Call 02/15/20)[b]	16,500	17,403,375
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)	9,314	9,763,633
5.95%, 03/15/24 (Call 12/15/23)[a]	9,307	9,842,152
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a,b]	12,334	13,086,654
7.88%, 11/01/22 (Call 11/01/18)[b]	8,945	9,783,594

Security	Principal (000s)	Value
Teck Resources Ltd.
3.00%, 03/01/19	$850	$870,570
3.75%, 02/01/23 (Call 11/01/22)[a]	13,215	12,802,031
4.50%, 01/15/21 (Call 10/15/20)	9,522	9,867,172
4.75%, 01/15/22 (Call 10/15/21)	13,999	14,517,600
8.00%, 06/01/21 (Call 06/01/18)[b]	14,311	15,908,359
8.50%, 06/01/24 (Call 06/01/19)[a,b]	12,894	15,054,819

		474,154,151
OFFICE & BUSINESS EQUIPMENT — 0.22%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	11,035	11,352,256
5.00%, 09/01/25 (Call 03/01/20)	4,355	4,417,625
5.50%, 12/01/24 (Call 06/01/24)[a]	11,637	12,218,850
6.00%, 08/15/22 (Call 08/15/17)[a]	12,040	12,783,699

		40,772,430
OIL & GAS — 9.00%
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)[a,b]	12,300	11,890,000
5.13%, 12/01/22 (Call 06/01/17)[a]	22,229	22,229,000
5.38%, 11/01/21 (Call 03/31/17)[a]	20,465	20,951,044
5.63%, 06/01/23 (Call 06/01/18)[a]	15,121	15,328,914
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[b]	47,898	40,952,790
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)[a]	17,978	15,645,894

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
11.50%, 01/15/21 (Call 04/15/18)[a,b]	$9,223	$10,744,795
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[a]	14,143	14,355,145
7.50%, 09/15/20 (Call 03/31/17)	10,131	10,460,258
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	7,885	7,718,768
3.80%, 09/15/23 (Call 06/15/23)	8,360	8,321,642
5.70%, 10/15/19	24,850	26,728,285
Chesapeake Energy Corp.
6.63%, 08/15/20	1,311	1,304,445
8.00%, 12/15/22 (Call 12/15/18)[a,b]	51,095	54,013,546
8.00%, 01/15/25 (Call 01/15/20)[a,b]	21,205	21,012,883
Citgo Holding Inc.
10.75%, 02/15/20[b]	31,427	34,030,017
Concho Resources Inc.
4.38%, 01/15/25 (Call 01/15/20)	12,875	13,052,997
5.50%, 10/01/22 (Call 10/01/17)[a]	10,900	11,285,054
5.50%, 04/01/23 (Call 10/01/17)[a]	31,336	32,495,432
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[a]	21,657	20,106,125
4.50%, 04/15/23 (Call 01/15/23)[a]	32,206	31,682,652
5.00%, 09/15/22 (Call 03/31/17)[a]	39,901	40,773,834
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	11,894	9,425,995
5.50%, 05/01/22 (Call 05/01/17)	16,195	13,494,664
9.00%, 05/15/21 (Call 12/15/18)[a,b]	14,058	15,182,640
Diamond Offshore Drilling Inc.
5.88%, 05/01/19[a]	10,000	10,532,692

Security	Principal (000s)	Value
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)[a,b]	$2,725	$2,711,375
5.38%, 05/31/25 (Call 05/31/20)[a,b]	10,225	10,582,875
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)	12,645	10,889,377
5.20%, 03/15/25 (Call 12/15/24)[a]	12,565	11,086,257
8.00%, 01/31/24 (Call 10/31/23)[a,b]	10,318	10,575,950
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)[a]	10,866	9,028,658
8.00%, 11/29/24 (Call 11/30/19)[b]	9,845	10,443,140
8.00%, 02/15/25 (Call 02/15/20)[b]	15,480	15,093,000
9.38%, 05/01/20 (Call 03/31/17)[a]	30,408	29,723,820
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)[a,b]	13,610	13,541,950
6.38%, 05/15/25 (Call 05/15/20)[a,b]	13,270	13,301,102
Halcon Resources Corp.
8.63%, 02/01/20 (Call 03/20/17)[a,b]	2,144	2,241,230
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a,b]	11,048	10,563,115
5.75%, 10/01/25 (Call 04/01/20)[b]	9,505	9,452,194
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a,b]	22,795	19,703,428
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 03/31/17)[a]	9,000	9,090,000
7.38%, 05/01/22 (Call 05/01/17)[a]	10,276	10,639,612

134	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[b]	$15,801	$14,062,890
6.50%, 03/15/21 (Call 03/15/17)[b]	14,714	15,045,065
6.50%, 01/15/25 (Call 01/15/20)[a,b]	15,400	15,053,500
7.00%, 03/31/24 (Call 09/30/18)[a,b]	21,631	19,467,900
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)[a]	9,400	9,138,192
4.70%, 12/01/22 (Call 09/01/22)[a]	12,381	12,129,941
6.88%, 08/15/24 (Call 08/15/19)[a]	10,545	11,276,884
Nabors Industries Inc.
4.63%, 09/15/21	12,710	12,932,425
5.00%, 09/15/20[a]	13,409	13,928,823
5.50%, 01/15/23 (Call 11/15/22)[a,b]	12,750	13,163,313
6.15%, 02/15/18[a]	13,317	13,887,134
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)[a]	14,875	15,470,000
5.63%, 07/01/24[a]	21,085	22,481,881
5.75%, 01/30/22[a]	14,318	15,284,465
Noble Holding International Ltd.
3.95%, 03/15/22	1,250	1,115,625
7.20%, 04/01/25 (Call 01/01/25)[a]	10,561	10,202,917
7.75%, 01/15/24 (Call 10/15/23)[a]	19,620	19,080,450
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)[a]	21,126	21,436,341
Pacific Drilling SA
5.38%, 06/01/20 (Call 03/31/17)[a,b]	10,019	4,589,954
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)[b]	9,065	9,155,650

Security	Principal (000s)	Value
5.38%, 01/15/25 (Call 01/15/20)[a,b]	$13,015	$13,150,892
6.25%, 06/01/24 (Call 06/01/19)[b]	8,500	8,887,770
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)[a]	10,445	10,523,338
8.25%, 02/15/20 (Call 03/31/17)[a]	13,432	13,667,060
Permian Resources LLC
13.00%, 11/30/20 (Call 11/30/18)[b]	10,587	12,401,127
Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 03/31/17)[b]	12,807	10,885,950
7.38%, 11/01/21 (Call 07/31/17)[b]	11,955	9,922,650
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[a]	6,725	6,674,563
6.63%, 11/15/20 (Call 03/31/17)	6,826	6,959,408
Puma International Financing SA
6.75%, 02/01/21 (Call 03/31/17)[b]	20,020	20,630,614
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	14,571	14,320,055
5.38%, 10/01/22 (Call 07/01/22)[a]	9,914	9,939,611
6.88%, 03/01/21[a]	12,561	13,314,660
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)[a]	15,941	15,084,171
5.00%, 08/15/22 (Call 05/15/22)[a,b]	10,049	9,815,625
5.00%, 03/15/23 (Call 12/15/22)[a,b]	16,274	15,867,150
5.75%, 06/01/21 (Call 03/01/21)[a,b]	9,480	9,847,350

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	$14,337	$13,662,464
7.38%, 06/15/25 (Call 03/15/25)[a]	10,939	11,349,213
RSP Permian Inc.
5.25%, 01/15/25 (Call 01/15/20)[a,b]	1,500	1,533,750
6.63%, 10/01/22 (Call 10/01/17)[a]	6,820	7,189,417
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[a]	23,564	22,647,622
7.75%, 06/15/21 (Call 06/15/17)[a]	10,486	10,780,866
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 05/01/18)[b]	8,985	9,506,317
6.88%, 06/30/23 (Call 06/30/18)[a,b]	7,775	8,230,032
8.25%, 05/15/20 (Call 03/31/17)[b]	2,229	2,354,381
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)[a]	10,370	9,670,025
5.63%, 06/01/25 (Call 06/01/20)[a]	9,924	9,365,775
6.13%, 11/15/22 (Call 11/15/18)[a]	12,120	12,263,084
6.75%, 09/15/26 (Call 09/15/21)[a]	11,090	11,284,075
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[a]	22,932	20,409,480
5.80%, 01/23/20 (Call 12/23/19)[a]	17,853	17,696,786
6.70%, 01/23/25 (Call 10/23/24)	19,843	19,074,084
7.50%, 02/01/18	1,750	1,815,380
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)	10,481	10,556,800

Security	Principal (000s)	Value
6.25%, 04/15/21 (Call 04/15/18)	$16,988	$17,242,820
6.38%, 04/01/23 (Call 04/01/18)[a]	14,632	14,778,320
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)[a]	709	716,759
4.75%, 12/15/23 (Call 10/15/23)[a,b]	19,415	20,085,903
5.13%, 12/15/26 (Call 09/15/26)[a,b]	16,665	17,595,897
5.38%, 10/01/22 (Call 10/01/17)[a]	10,047	10,434,454
Transocean Inc.
5.55%, 10/15/22 (Call 07/15/22)[a]	12,062	11,217,660
6.00%, 03/15/18[a]	13,551	13,842,185
6.50%, 11/15/20[a]	10,560	10,686,720
8.13%, 12/15/21[a]	13,890	14,592,834
9.00%, 07/15/23 (Call 07/15/20)[a,b]	26,049	28,017,997
Tullow Oil PLC
6.00%, 11/01/20 (Call 03/13/17)[a,b]	13,420	12,723,709
6.25%, 04/15/22 (Call 04/15/17)[b]	13,595	12,602,565
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)[a]	20,540	20,719,725
5.75%, 03/15/21 (Call 12/15/20)[a]	19,058	18,915,065
6.25%, 04/01/23 (Call 01/01/23)[a]	9,446	9,471,827
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)[a]	9,380	9,144,523
6.00%, 01/15/22 (Call 10/15/21)[a]	21,946	22,384,920
7.50%, 08/01/20 (Call 07/01/20)	11,195	12,076,606
8.25%, 08/01/23 (Call 06/01/23)	12,487	14,032,266

		1,673,854,244

136	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
OIL & GAS SERVICES — 0.58%
CGG SA
6.50%, 06/01/21 (Call 03/31/17)[a]	$10,602	$5,074,503
6.88%, 01/15/22 (Call 07/15/17)[a]	8,168	3,907,026
Transocean Phoenix 2 Ltd.
7.75%, 10/15/24 (Call 10/15/20)[b]	12,695	13,642,592
Transocean Proteus Ltd.
6.25%, 12/01/24 (Call 12/01/20)[a,b]	13,100	13,534,575
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[a]	13,168	12,609,856
7.75%, 06/15/21 (Call 05/15/21)[a]	17,299	18,553,178
8.25%, 06/15/23 (Call 03/15/23)[a]	15,693	16,954,979
9.63%, 03/01/19	10,494	11,463,383
9.88%, 02/15/24 (Call 11/15/23)[a,b]	11,285	12,977,750

		108,717,842
PACKAGING & CONTAINERS — 2.39%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)[b]	3,625	3,679,375
4.63%, 05/15/23 (Call 05/15/19)[a,b]	20,072	20,388,134
6.00%, 06/30/21 (Call 06/30/17)[b]	8,750	9,078,125
6.00%, 02/15/25 (Call 02/15/20)[b]	25,735	26,391,387
6.25%, 01/31/19 (Call 03/03/17)[a,b]	5,825	5,915,424
6.75%, 01/31/21 (Call 03/31/17)[b]	7,010	7,259,112
7.25%, 05/15/24 (Call 05/15/19)[a,b]	34,945	38,090,050
Ball Corp.
4.00%, 11/15/23[a]	22,035	22,007,456
4.38%, 12/15/20[a]	18,886	19,806,693

Security	Principal (000s)	Value
5.00%, 03/15/22[a]	$15,644	$16,571,298
5.25%, 07/01/25	22,173	23,491,903
Berry Plastics Corp.
5.13%, 07/15/23 (Call 07/15/18)[a]	15,349	15,792,681
5.50%, 05/15/22 (Call 05/15/17)	8,068	8,404,436
6.00%, 10/15/22 (Call 10/15/18)	7,270	7,675,830
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[a]	20,693	21,196,423
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%, 09/30/26 (Call 03/31/26)[a,b]	8,200	7,865,411
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,b]	8,105	8,417,281
5.88%, 08/15/23[a,b]	15,050	16,113,951
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[a,b]	34,931	36,088,089
5.75%, 10/15/20 (Call 03/31/17)	60,816	62,640,480
6.88%, 02/15/21 (Call 03/31/17)[a]	8,382	8,612,184
7.00%, 07/15/24 (Call 07/15/19)[a,b]	18,163	19,502,521
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[b]	9,533	9,866,655
5.13%, 12/01/24 (Call 09/01/24)[a,b]	8,135	8,480,738
5.25%, 04/01/23 (Call 01/01/23)[a,b]	7,105	7,443,122
5.50%, 09/15/25 (Call 06/15/25)[a,b]	7,827	8,325,428
6.50%, 12/01/20 (Call 09/01/20)[a,b]	4,600	5,192,250

		444,296,437

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
PHARMACEUTICALS — 2.44%
Endo Finance LLC
5.75%, 01/15/22 (Call 03/31/17)[a,b]	$13,030	$12,111,978
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[b]	13,940	12,451,324
Endo Ltd./Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[b]	34,144	31,304,257
6.00%, 02/01/25 (Call 02/01/20)[a,b]	23,790	21,262,312
Grifols Worldwide Operations Ltd.
5.25%, 04/01/22 (Call 04/01/17)[a]	20,433	21,184,154
inVentiv Group Holdings Inc./inVentiv Health Inc./inVentiv Health Clinical Inc.
7.50%, 10/01/24 (Call 10/01/19)[a,b]	13,825	14,481,688
Nature’s Bounty Co. (The)
7.63%, 05/15/21 (Call 05/15/18)[a,b]	24,467	25,659,766
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/31/17)[b]	41,333	36,886,722
5.50%, 03/01/23 (Call 03/01/18)[b]	19,874	16,023,413
5.63%, 12/01/21 (Call 03/31/17)[b]	18,368	15,566,880
5.88%, 05/15/23 (Call 05/15/18)[a,b]	67,646	54,903,090
6.13%, 04/15/25 (Call 04/15/20)[a,b]	67,653	54,122,400
6.38%, 10/15/20 (Call 03/31/17)[b]	47,632	43,196,270
6.75%, 08/15/18 (Call 03/31/17)[a,b]	31,447	31,053,912
6.75%, 08/15/21 (Call 03/31/17)[b]	13,380	12,009,479

Security	Principal (000s)	Value
7.00%, 10/01/20 (Call 03/31/17)[b]	$12,357	$11,432,332
7.25%, 07/15/22 (Call 03/31/17)[b]	10,948	9,809,212
7.50%, 07/15/21 (Call 03/31/17)[b]	33,965	31,077,975

		454,537,164
PIPELINES — 3.22%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25[a,b]	22,728	23,973,981
7.00%, 06/30/24[a,b]	27,364	30,569,211
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%, 03/01/22 (Call 03/16/17)	9,004	9,300,382
6.25%, 04/01/23 (Call 04/01/18)[a]	11,798	12,206,717
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	2,033	2,029,612
3.88%, 03/15/23 (Call 12/15/22)	9,837	9,529,594
4.75%, 09/30/21[a,b]	8,536	8,815,554
5.35%, 03/15/20[a,b]	9,750	10,163,302
VRN, (3 mo. LIBOR US + 3.850%)
5.85%, 05/21/43 (Call 05/21/23)[b]	10,813	10,038,970
Enbridge Inc.
Series 16-A VRN, (3 mo. LIBOR US + 3.890%)
6.00%, 01/15/77 (Call 01/15/27)	13,690	13,914,858
Energy Transfer Equity LP
5.50%, 06/01/27 (Call 03/01/27)	20,655	21,945,937
5.88%, 01/15/24 (Call 10/15/23)[a]	22,828	24,530,588
7.50%, 10/15/20	23,329	26,259,706
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	6,700	6,730,632

138	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.15%, 06/01/25 (Call 03/01/25)[a]	$13,412	$13,412,117
4.40%, 04/01/24 (Call 01/01/24)	10,807	11,033,436
4.85%, 07/15/26 (Call 04/15/26)[a]	10,350	10,870,044
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)	7,240	7,343,236
6.75%, 08/01/22 (Call 08/01/18)	13,802	14,390,738
NGPL PipeCo LLC
7.12%, 12/15/17[b]	3,979	4,112,877
9.63%, 06/01/19 (Call 03/31/17)[a,b]	11,305	11,766,620
NuStar Logistics LP
4.80%, 09/01/20	6,855	7,058,313
ONEOK Inc.
4.25%, 02/01/22 (Call 11/01/21)[a]	9,336	9,569,646
7.50%, 09/01/23 (Call 06/01/23)	9,488	11,284,790
Rockies Express Pipeline LLC
5.63%, 04/15/20[a,b]	15,389	16,190,864
6.00%, 01/15/19[a,b]	9,660	10,145,264
6.85%, 07/15/18[a,b]	10,220	10,738,665
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)[a]	17,836	19,379,349
5.63%, 04/15/23 (Call 01/15/23)[a]	10,249	11,271,543
5.63%, 03/01/25 (Call 12/01/24)	18,991	20,842,622
5.75%, 05/15/24 (Call 02/15/24)[a]	11,886	13,155,662
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 03/31/17)	14,755	14,979,238
4.25%, 11/15/23 (Call 05/15/18)	10,984	10,881,314

Security	Principal (000s)	Value
5.13%, 02/01/25 (Call 02/01/20)[a,b]	$10,015	$10,335,648
5.25%, 05/01/23 (Call 11/01/17)	10,080	10,420,200
5.38%, 02/01/27 (Call 02/01/22)[a,b]	10,580	11,008,490
6.75%, 03/15/24 (Call 09/15/19)[a]	10,483	11,428,108
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.25%, 01/15/25 (Call 01/15/21)[a]	14,783	15,485,192
5.50%, 10/15/19 (Call 09/15/19)[a]	8,299	8,793,748
5.88%, 10/01/20 (Call 03/31/17)[a]	7,510	7,735,300
6.13%, 10/15/21 (Call 03/16/17)[a]	17,023	17,772,012
6.25%, 10/15/22 (Call 10/15/18)	16,039	17,120,207
6.38%, 05/01/24 (Call 05/01/19)[a]	8,344	9,073,069
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[a]	15,651	15,259,725
4.55%, 06/24/24 (Call 03/24/24)[a]	24,633	25,002,495

		597,869,576
REAL ESTATE — 0.15%
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a,b]	7,947	8,222,661
4.88%, 06/01/23 (Call 03/01/23)[a,b]	9,416	9,264,298
5.25%, 12/01/21 (Call 12/01/17)[a,b]	9,549	9,930,960

		27,417,919
REAL ESTATE INVESTMENT TRUSTS — 1.95%
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a,b]	10,906	11,452,890

SCHEDULES OF INVESTMENTS	139

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
7.13%, 12/15/24 (Call 12/15/19)[a,b]	$8,680	$8,940,400
8.25%, 10/15/23 (Call 04/15/19)[a]	24,888	26,941,260
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[a]	10,016	10,260,891
5.38%, 01/01/22 (Call 01/01/18)[a]	14,349	15,156,131
5.38%, 04/01/23 (Call 04/01/18)[a]	21,344	22,274,598
5.75%, 01/01/25 (Call 01/01/20)[a]	10,330	10,930,394
5.88%, 01/15/26 (Call 01/15/21)[a]	23,454	25,010,926
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a,b]	28,693	28,869,763
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	10,155	10,580,241
6.00%, 06/01/25 (Call 06/01/20)[a]	9,615	10,153,440
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[b]	9,661	9,926,678
5.75%, 08/15/24 (Call 08/15/17)[a]	18,842	19,430,812
6.00%, 10/01/20 (Call 10/01/17)[a,b]	21,050	22,108,604
6.00%, 08/15/23 (Call 08/15/18)[a]	11,421	12,066,287
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)[a]	1,800	1,806,075
5.00%, 07/01/19 (Call 03/31/17)[a]	16,427	16,659,031
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)[a,b]	9,633	9,346,301
5.63%, 05/01/24 (Call 02/01/24)[a,b]	21,744	22,994,280

Security	Principal (000s)	Value
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26 (Call 08/01/21)	$10,556	$10,639,569
6.38%, 03/01/24 (Call 03/01/19)[a]	9,220	9,816,419
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)[a]	17,163	17,549,168
4.88%, 09/01/24 (Call 09/01/19)[b]	23,180	23,061,782
VEREIT Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)[a]	3,922	3,936,511
4.88%, 06/01/26 (Call 03/01/26)[a]	2,307	2,416,583

		362,329,034
RETAIL — 3.15%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[a,b]	26,199	26,984,970
6.00%, 04/01/22 (Call 10/01/17)[a,b]	46,654	48,636,795
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 03/31/17)[b]	17,796	8,275,140
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/31/17)	12,472	12,830,570
5.75%, 03/01/23 (Call 03/01/18)[a]	53,257	56,518,991
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 03/31/17)[a]	8,615	8,416,855
6.75%, 01/15/22 (Call 03/31/17)[a]	10,184	9,867,165
6.75%, 06/15/23 (Call 06/15/19)[a]	9,584	9,296,480
JC Penney Corp. Inc.
5.65%, 06/01/20[a]	9,457	9,324,035

140	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.88%, 07/01/23 (Call 07/01/19)[a,b]	$10,520	$10,566,025
8.13%, 10/01/19	8,335	8,875,082
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 06/01/24 (Call 06/01/19)[a,b]	22,579	23,227,017
5.25%, 06/01/26 (Call 06/01/21)[a,b]	24,232	25,049,830
L Brands Inc.
5.63%, 02/15/22[a]	20,332	21,374,015
5.63%, 10/15/23[a]	10,235	10,707,595
6.63%, 04/01/21[a]	20,629	22,687,349
7.00%, 05/01/20[a]	8,873	9,737,008
8.50%, 06/15/19	10,450	11,696,163
Michaels Stores Inc.
5.88%, 12/15/20 (Call 03/31/17)[b]	7,345	7,546,988
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 03/31/17)[a,b]	19,197	12,046,118
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)	10,007	9,948,923
5.75%, 10/01/22 (Call 10/01/17)[a]	11,764	12,180,991
PetSmart Inc.
7.13%, 03/15/23 (Call 03/15/18)[a,b]	40,405	39,593,292
QVC Inc.
3.13%, 04/01/19[a]	6,215	6,278,946
4.38%, 03/15/23	14,341	14,403,763
4.45%, 02/15/25 (Call 11/15/24)[a]	12,622	12,425,449
4.85%, 04/01/24[a]	14,113	14,354,550
5.13%, 07/02/22[a]	9,141	9,642,521
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,b]	31,790	33,713,762
6.75%, 06/15/21 (Call 03/31/17)[a]	13,200	13,746,000
9.25%, 03/15/20 (Call 03/31/17)[a]	13,279	13,710,568

Security	Principal (000s)	Value
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 12/01/20)[a]	$15,489	$15,798,780
5.75%, 06/01/22 (Call 06/01/17)[a]	18,568	19,148,250
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	8,532	8,604,806
TRU Taj LLC/TRU Taj Finance Inc.
12.00%, 08/15/21 (Call 02/15/18)[a,b]	9,556	8,798,870

		586,013,662
SEMICONDUCTORS — 1.49%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 07/01/19)[a]	8,027	8,571,391
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a,b]	21,732	21,922,155
5.25%, 01/15/24 (Call 05/01/18)[a,b]	11,156	11,295,450
5.50%, 02/01/25 (Call 08/01/19)[a]	25,100	25,947,125
5.63%, 01/15/26 (Call 05/01/20)[a,b]	8,850	9,036,833
5.88%, 02/15/22 (Call 03/31/17)[a]	12,024	12,504,960
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a,b]	13,416	13,652,374
3.88%, 09/01/22[a,b]	20,044	20,532,673
4.13%, 06/15/20[a,b]	11,770	12,226,676
4.13%, 06/01/21[a,b]	25,923	26,878,262
4.63%, 06/15/22[a,b]	7,600	8,037,000
4.63%, 06/01/23[a,b]	17,119	18,174,624
5.75%, 02/15/21 (Call 03/09/17)[a,b]	9,297	9,570,099
5.75%, 03/15/23 (Call 03/15/18)[a,b]	9,172	9,670,669

SCHEDULES OF INVESTMENTS	141

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)	$8,376	$9,108,691
7.00%, 12/01/25 (Call 12/01/20)[a]	11,053	12,195,802
Sensata Technologies BV
4.88%, 10/15/23[a,b]	9,980	10,204,550
5.00%, 10/01/25[b]	13,671	13,866,744
5.63%, 11/01/24[a,b]	7,583	7,973,403
Sensata Technologies UK Financing Co. PLC
6.25%, 02/15/26 (Call 02/15/21)[a,b]	15,048	16,251,840

		277,621,321
SHIPBUILDING — 0.11%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a,b]	9,655	10,076,199
5.00%, 11/15/25 (Call 11/15/20)[a,b]	10,618	11,107,915

		21,184,114
SOFTWARE — 2.86%
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 03/31/17)[b]	34,660	35,179,900
Change Healthcare Holdings LLC/Change Healthcare Finance Inc.
5.75%, 03/01/25 (Call 03/01/20)[a,b]	18,630	19,241,250
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a,b]	40,914	41,764,573
5.38%, 08/15/23 (Call 08/15/18)[a,b]	24,980	25,933,674
5.75%, 01/15/24 (Call 01/15/19)[a,b]	47,550	49,257,178
7.00%, 12/01/23 (Call 12/01/18)[a,b]	71,096	76,517,070
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[a,b]	10,590	10,982,619

Security	Principal (000s)	Value
6.50%, 05/15/22 (Call 05/15/18)[a]	$35,573	$36,947,007
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)[a,b]	10,479	10,496,148
5.25%, 11/15/24 (Call 11/15/19)[a,b]	16,271	17,125,228
5.75%, 08/15/25 (Call 08/15/20)[a,b]	16,757	17,835,229
Nuance Communications Inc.
5.38%, 08/15/20 (Call 03/31/17)[b]	8,923	9,119,128
5.63%, 12/15/26 (Call 12/15/21)[a,b]	11,100	11,349,750
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/18)[b]	16,105	16,900,959
5.88%, 06/01/26 (Call 06/01/21)[a,b]	17,908	18,803,400
Quintiles IMS Inc.
4.88%, 05/15/23 (Call 05/15/18)[b]	16,105	16,559,407
5.00%, 10/15/26 (Call 10/15/21)[b]	20,891	21,204,365
Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a,b]	25,257	26,614,564
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[a,b]	37,024	42,288,072
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/19)[b]	7,900	8,374,000
10.50%, 02/01/24 (Call 02/01/19)[a,b]	17,621	19,026,675

		531,520,196
STORAGE & WAREHOUSING — 0.18%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 03/31/17)[a,b]	21,885	21,337,875
10.75%, 10/15/19 (Call 03/31/17)[a,b]	13,350	11,514,375

		32,852,250

142	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 10.90%
Anixter Inc.
5.13%, 10/01/21[a]	$6,144	$6,423,894
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[a]	10,360	10,075,100
5.80%, 03/15/22[a]	30,116	31,076,731
6.45%, 06/15/21[a]	25,287	26,946,459
Series V
5.63%, 04/01/20[a]	20,542	21,710,326
Series W
6.75%, 12/01/23[a]	16,450	17,148,641
Series Y
7.50%, 04/01/24 (Call 01/01/24)[a]	21,499	23,138,299
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a,b]	8,034	8,244,893
5.00%, 06/15/21 (Call 06/15/17)[a,b]	12,475	12,833,656
5.50%, 06/15/24 (Call 06/15/19)[b]	12,697	13,300,107
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[a,b]	32,208	34,385,905
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[a]	16,590	15,808,832
6.88%, 01/15/25 (Call 10/15/24)[a]	16,683	14,055,427
7.13%, 03/15/19	10,225	10,812,938
7.13%, 01/15/23	17,764	16,032,010
7.63%, 04/15/24	15,160	13,517,667
8.13%, 10/01/18	10,250	10,980,312
8.50%, 04/15/20[a]	20,521	21,753,721
8.75%, 04/15/22[a]	9,475	9,522,375
8.88%, 09/15/20 (Call 06/15/20)[a]	22,569	23,937,246
9.25%, 07/01/21[a]	9,670	10,177,675
10.50%, 09/15/22 (Call 06/15/22)[a]	44,166	46,043,055

Security	Principal (000s)	Value
11.00%, 09/15/25 (Call 06/15/25)[a]	$74,039	$74,409,195
Hughes Satellite Systems Corp.
5.25%, 08/01/26[a,b]	17,226	17,531,546
6.50%, 06/15/19[a]	20,142	21,809,758
6.63%, 08/01/26[a,b]	15,379	16,003,695
7.63%, 06/15/21[a]	18,820	20,875,496
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/17)[a,b]	22,174	22,174,000
6.50%, 10/01/24 (Call 10/01/19)[a,b]	8,100	8,357,175
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[a]	42,726	35,355,765
7.25%, 04/01/19 (Call 03/31/17)[a]	28,898	27,588,765
7.25%, 10/15/20 (Call 03/31/17)[a]	45,695	42,096,519
7.50%, 04/01/21 (Call 03/31/17)[a]	24,980	22,856,700
8.00%, 02/15/24 (Call 02/15/19)[a,b]	28,588	31,017,980
9.50%, 09/30/22[a,b]	10,277	12,332,400
Koninklijke KPN NV VRN, (10 year USD Swap + 5.330%)
7.00%, 03/28/73 (Call 03/28/23)[a,b]	11,710	12,636,554
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)	11,853	12,272,177
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)[a]	15,314	15,601,137
5.25%, 03/15/26 (Call 03/15/21)[a,b]	16,533	16,677,664
5.38%, 08/15/22 (Call 08/15/17)[a]	21,036	21,752,381
5.38%, 01/15/24 (Call 01/15/19)[a]	17,174	17,606,213
5.38%, 05/01/25 (Call 05/01/20)[a]	18,180	18,732,336

SCHEDULES OF INVESTMENTS	143

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.63%, 02/01/23 (Call 02/01/18)[a]	$9,575	$9,863,338
6.13%, 01/15/21 (Call 03/31/17)	10,490	10,848,409
Nokia OYJ
5.38%, 05/15/19	19,406	20,561,627
SoftBank Group Corp.
4.50%, 04/15/20[b]	52,994	54,843,210
Sprint Communications Inc.
6.00%, 11/15/22	47,703	49,426,986
7.00%, 03/01/20[a,b]	20,164	22,029,170
7.00%, 08/15/20	30,542	32,947,470
9.00%, 11/15/18[b]	62,562	68,517,927
11.50%, 11/15/21	19,891	25,162,115
Sprint Corp.
7.13%, 06/15/24[a]	51,841	56,085,482
7.25%, 09/15/21[a]	45,828	49,893,026
7.63%, 02/15/25 (Call 11/15/24)[a]	32,142	35,878,507
7.88%, 09/15/23[a]	87,150	96,987,989
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 03/04/17)[a]	7,430	7,518,603
6.00%, 03/01/23 (Call 09/01/18)[a]	26,495	27,997,545
6.00%, 04/15/24 (Call 04/15/19)	20,646	22,039,605
6.13%, 01/15/22 (Call 01/15/18)[a]	23,346	24,688,395
6.25%, 04/01/21 (Call 04/01/17)[a]	34,053	35,148,121
6.38%, 03/01/25 (Call 09/01/19)[a]	34,464	37,061,758
6.46%, 04/28/19 (Call 03/13/17)[a]	16,837	17,006,717
6.50%, 01/15/24 (Call 01/15/19)[a]	20,472	21,979,132
6.50%, 01/15/26 (Call 01/15/21)[a]	43,086	47,340,958
6.54%, 04/28/20 (Call 03/13/17)[a]	31,387	32,129,827
6.63%, 04/28/21 (Call 04/28/17)[a]	23,087	23,989,939

Security	Principal (000s)	Value
6.63%, 04/01/23 (Call 04/01/18)[a]	$37,724	$39,993,853
6.73%, 04/28/22 (Call 04/28/17)[a]	24,821	25,860,379
6.84%, 04/28/23 (Call 04/28/18)	12,188	12,977,536
Telecom Italia Capital SA
7.00%, 06/04/18[a]	12,287	12,950,867
7.18%, 06/18/19[a]	16,203	17,711,904
Telecom Italia SpA/Milano
5.30%, 05/30/24[a,b]	31,960	32,437,572
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[a,b]	7,615	7,797,760
5.38%, 07/15/22 (Call 07/15/17)[a,b]	19,633	18,906,579
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 03/31/17)[b]	38,859	39,490,459
6.50%, 04/30/20 (Call 03/31/17)[a,b]	11,807	12,237,058
7.38%, 04/23/21 (Call 04/23/17)[a,b]	55,371	57,516,626
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	10,883	9,866,406
7.50%, 06/01/22 (Call 06/01/17)[a]	9,469	9,368,392
7.50%, 04/01/23 (Call 03/31/17)	1,223	1,167,965
7.75%, 10/15/20 (Call 03/31/17)[a]	14,261	14,619,213
7.75%, 10/01/21 (Call 03/31/17)[a]	17,301	17,863,282

		2,026,324,432
TRANSPORTATION — 0.41%
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 03/31/17)[a,b]	17,815	18,171,300

144	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2017

Security	Principal or Shares (000s)	Value
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 03/31/17)[a,b]	$13,848	$10,452,577
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)[a,b]	12,880	13,499,850
6.50%, 06/15/22 (Call 06/15/18)[a,b]	32,529	34,193,402

		76,317,129
TRUCKING & LEASING — 0.23%
Park Aerospace Holdings Ltd.
5.25%, 08/15/22[b]	26,280	27,413,456
5.50%, 02/15/24[b]	15,040	15,679,200

		43,092,656

TOTAL CORPORATE BONDS & NOTES
(Cost: $18,239,893,331)		18,176,865,396

SHORT-TERM INVESTMENTS — 27.54%

MONEY MARKET FUNDS — 27.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.98%[d,e,f]	4,921,986	4,923,955,222
BlackRock Cash Funds: Treasury, SL Agency Shares
0.47%[d,e]	196,104	196,104,424

		5,120,059,646

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,118,428,075)		5,120,059,646

Value
TOTAL INVESTMENTS IN SECURITIES — 125.29%
(Cost: $23,358,321,406)[g]	$23,296,925,042
Other Assets, Less Liabilities — (25.29)%	(4,702,426,410)

NET ASSETS — 100.00%	$18,594,498,632

VRN  —  Variable Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $23,358,687,700. Net unrealized depreciation was $61,762,658, of which $219,340,489 represented gross unrealized appreciation on securities and $281,103,147 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$18,176,865,396	$—	$18,176,865,396
Money market funds	5,120,059,646	—	—	5,120,059,646

Total	$5,120,059,646	$18,176,865,396	$—	$23,296,925,042

See notes to financial statements.

SCHEDULES OF INVESTMENTS	145

Schedule of Investments

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.89%

ADVERTISING — 0.21%
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	$14,023	$14,043,213
3.63%, 05/01/22	13,314	13,722,720
3.65%, 11/01/24 (Call 08/01/24)	9,198	9,385,320
4.45%, 08/15/20[a]	9,760	10,403,673
WPP Finance 2010
3.75%, 09/19/24[a]	9,805	9,956,942
4.75%, 11/21/21[a]	7,945	8,593,141

		66,105,009
AEROSPACE & DEFENSE — 1.12%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	12,735	12,564,653
L3 Technologies Inc.
4.75%, 07/15/20	7,948	8,502,852
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	15,420	15,579,491
2.90%, 03/01/25 (Call 12/01/24)	12,257	12,056,355
3.35%, 09/15/21[a]	7,849	8,114,140
3.55%, 01/15/26 (Call 10/15/25)[a]	26,080	26,654,574
3.80%, 03/01/45 (Call 09/01/44)[a]	11,750	11,201,919
4.07%, 12/15/42	10,929	10,851,693
4.70%, 05/15/46 (Call 11/15/45)	21,970	24,075,042
Northrop Grumman Corp.
3.20%, 02/01/27 (Call 11/01/26)[a]	5,800	5,766,581
3.25%, 08/01/23	11,558	11,837,625
4.75%, 06/01/43[a]	12,168	13,347,153
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	12,039	12,005,294
3.13%, 10/15/20	11,902	12,306,637
United Technologies Corp.
2.65%, 11/01/26 (Call 08/01/26)[a]	16,655	16,096,983

Security	Principal (000s)	Value
3.10%, 06/01/22[a]	$26,294	$27,038,396
3.75%, 11/01/46 (Call 05/01/46)[a]	16,550	15,838,820
4.15%, 05/15/45 (Call 11/16/44)[a]	11,915	12,153,671
4.50%, 04/15/20	23,324	25,123,335
4.50%, 06/01/42	36,864	39,512,026
5.70%, 04/15/40	14,416	17,746,348
6.13%, 07/15/38	9,316	11,951,590

		350,325,178
AGRICULTURE — 1.26%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)	1,305	1,239,385
2.85%, 08/09/22	24,410	24,385,578
3.88%, 09/16/46 (Call 03/16/46)	13,234	12,460,900
4.00%, 01/31/24	20,652	21,784,655
4.25%, 08/09/42	13,256	13,136,125
4.75%, 05/05/21	24,696	26,849,568
5.38%, 01/31/44	25,659	29,785,406
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)[a]	20,175	19,783,605
2.50%, 08/22/22	5,150	5,083,134
2.75%, 02/25/26 (Call 11/25/25)[a]	6,160	5,946,957
2.90%, 11/15/21	10,016	10,165,700
3.25%, 11/10/24	23,311	23,519,086
3.38%, 08/11/25 (Call 05/11/25)[a]	6,410	6,496,956
3.88%, 08/21/42	7,226	6,820,496
4.13%, 03/04/43	14,069	13,745,738
4.25%, 11/10/44[a]	13,731	13,732,576
4.38%, 11/15/41[a]	10,756	10,905,061
4.50%, 03/26/20[a]	7,284	7,789,879
4.88%, 11/15/43	9,497	10,343,700
6.38%, 05/16/38	18,105	23,216,481
Reynolds American Inc.
3.25%, 06/12/20[a]	8,371	8,577,070
4.00%, 06/12/22[a]	11,489	12,055,087
4.45%, 06/12/25 (Call 03/12/25)	30,919	32,636,748

146	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.70%, 08/15/35 (Call 02/15/35)	$11,450	$13,265,827
5.85%, 08/15/45 (Call 02/15/45)	31,983	38,022,120

		391,747,838
APPAREL — 0.11%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)[a]	20,660	19,562,553
3.88%, 11/01/45 (Call 05/01/45)	14,268	14,033,929

		33,596,482
AUTO MANUFACTURERS — 2.33%
American Honda Finance Corp.
1.70%, 09/09/21[a]	14,935	14,473,295
2.45%, 09/24/20[a]	11,220	11,295,998
Daimler Finance North America LLC
8.50%, 01/18/31[a]	16,680	25,407,440
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)[a]	14,200	14,603,168
4.75%, 01/15/43[a]	24,758	23,804,470
5.29%, 12/08/46 (Call 06/08/46)[a]	24,425	25,282,457
7.45%, 07/16/31[a]	21,039	26,607,712
Ford Motor Credit Co. LLC
3.10%, 05/04/23[a]	16,240	15,952,835
3.16%, 08/04/20[a]	14,230	14,474,782
3.20%, 01/15/21[a]	19,010	19,292,605
3.22%, 01/09/22[a]	6,175	6,211,085
3.34%, 03/18/21[a]	22,958	23,366,864
3.66%, 09/08/24	11,497	11,385,312
4.13%, 08/04/25[a]	21,993	22,262,185
4.25%, 09/20/22	15,295	16,032,473
4.38%, 08/06/23[a]	13,451	14,109,202
4.39%, 01/08/26[a]	16,845	17,319,791
5.75%, 02/01/21[a]	14,210	15,707,012
5.88%, 08/02/21	19,804	22,139,103
General Motors Co.
4.88%, 10/02/23[a]	15,685	16,828,024
5.00%, 04/01/35[a]	12,182	12,324,923
5.20%, 04/01/45[a]	19,884	20,025,139
6.25%, 10/02/43[a]	24,020	27,349,652

Security	Principal (000s)	Value
6.60%, 04/01/36 (Call 10/01/35)	$10,715	$12,556,814
6.75%, 04/01/46 (Call 10/01/45)[a]	10,795	13,069,109
General Motors Financial Co. Inc.
3.20%, 07/13/20 (Call 06/13/20)	19,843	20,235,387
3.20%, 07/06/21 (Call 06/06/21)[a]	21,990	22,247,892
3.45%, 01/14/22 (Call 12/14/21)[a]	7,300	7,406,201
3.45%, 04/10/22 (Call 02/10/22)[a]	16,866	17,105,765
3.70%, 11/24/20 (Call 10/24/20)	13,885	14,364,600
3.70%, 05/09/23 (Call 03/09/23)[a]	16,145	16,306,825
4.00%, 01/15/25 (Call 10/15/24)[a]	7,094	7,139,419
4.00%, 10/06/26 (Call 07/06/26)[a]	11,190	11,130,483
4.20%, 03/01/21 (Call 02/01/21)	26,730	28,031,751
4.30%, 07/13/25 (Call 04/13/25)[a]	9,395	9,581,260
4.35%, 01/17/27[a]	8,515	8,685,976
4.38%, 09/25/21[a]	15,850	16,737,657
5.25%, 03/01/26 (Call 12/01/25)[a]	15,055	16,291,660
Toyota Motor Credit Corp.
1.90%, 04/08/21[a]	12,751	12,545,075
2.15%, 03/12/20[a]	14,946	15,001,218
2.60%, 01/11/22[a]	11,000	11,051,163
3.20%, 01/11/27[a]	10,650	10,711,669
3.30%, 01/12/22[a]	17,840	18,483,205
3.40%, 09/15/21[a]	16,132	16,788,379
Series B
4.50%, 06/17/20[a]	6,064	6,521,652

		728,248,687
BANKS — 26.49%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21	13,835	13,686,021
2.55%, 11/23/21[a]	19,847	19,765,687

SCHEDULES OF INVESTMENTS	147

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
2.70%, 11/16/20	$12,090	$12,202,221
3.70%, 11/16/25[a]	6,060	6,311,520
Banco Bilbao Vizcaya Argentaria SA
3.00%, 10/20/20[a]	11,210	11,330,578
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	1,050	1,041,443
2.50%, 10/21/22 (Call 10/21/21)	20,840	20,264,095
2.63%, 10/19/20	28,120	28,295,100
2.63%, 04/19/21[a]	21,675	21,682,699
3.25%, 10/21/27 (Call 10/21/26)	38,815	37,161,842
3.30%, 01/11/23	54,436	54,824,080
3.50%, 04/19/26[a]	30,995	30,757,637
3.88%, 08/01/25[a]	44,259	45,291,111
4.00%, 04/01/24	31,494	32,732,306
4.00%, 01/22/25	31,065	31,281,265
4.10%, 07/24/23	28,216	29,571,923
4.13%, 01/22/24	27,833	29,148,382
4.18%, 11/25/27 (Call 11/25/26)[a]	19,185	19,302,786
4.20%, 08/26/24	43,715	45,095,393
4.25%, 10/22/26[a]	21,288	21,654,801
4.45%, 03/03/26	29,305	30,317,435
4.88%, 04/01/44[a]	18,312	19,883,378
5.00%, 05/13/21[a]	21,410	23,298,234
5.00%, 01/21/44	24,475	27,030,361
5.63%, 07/01/20	33,300	36,710,336
5.70%, 01/24/22[a]	21,793	24,503,143
5.88%, 01/05/21	19,470	21,775,172
5.88%, 02/07/42[a]	21,230	26,127,578
6.11%, 01/29/37	27,129	32,074,606
7.75%, 05/14/38	23,722	33,166,558
Series L
2.25%, 04/21/20[a]	22,855	22,854,522
3.95%, 04/21/25	31,574	31,654,119
Bank of America N.A.
6.00%, 10/15/36	14,495	17,981,846
Bank of Montreal
1.90%, 08/27/21	22,273	21,703,225
2.55%, 11/06/22 (Call 10/06/22)[a]	15,884	15,788,259

Security	Principal (000s)	Value
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	$2,801	$2,757,150
2.20%, 08/16/23 (Call 06/16/23)	18,630	17,881,113
2.45%, 11/27/20 (Call 10/27/20)	12,995	13,066,376
2.45%, 08/17/26 (Call 05/17/26)[a]	13,175	12,381,262
2.50%, 04/15/21 (Call 03/15/21)[a]	10,645	10,669,328
2.60%, 08/17/20 (Call 07/17/20)	15,866	16,077,733
2.60%, 02/07/22 (Call 01/07/22)	8,450	8,437,066
2.80%, 05/04/26 (Call 02/04/26)[a]	11,455	11,111,116
3.00%, 02/24/25 (Call 01/24/25)	7,350	7,288,042
3.55%, 09/23/21 (Call 08/23/21)	18,942	19,773,444
3.65%, 02/04/24 (Call 01/05/24)[a]	8,511	8,866,941
VRN, (3 mo. LIBOR US + 1.069%)
3.44%, 02/07/28 (Call 02/07/27)	5,000	5,055,700
Series G
2.15%, 02/24/20 (Call 01/24/20)	9,891	9,938,959
Bank of Nova Scotia (The)
2.35%, 10/21/20[a]	5,920	5,923,805
2.45%, 03/22/21	20,900	20,886,894
2.80%, 07/21/21[a]	16,586	16,820,700
4.38%, 01/13/21[a]	4,604	4,929,456
4.50%, 12/16/25[a]	8,765	9,127,719
Barclays Bank PLC
5.14%, 10/14/20	10,404	11,095,092
Barclays PLC
2.88%, 06/08/20[a]	10,670	10,703,265
3.20%, 08/10/21[a]	9,690	9,747,845
3.25%, 01/12/21	22,740	22,958,575
3.65%, 03/16/25	38,415	37,611,078

148	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.68%, 01/10/23 (Call 01/10/22)	$24,385	$24,622,303
4.34%, 01/10/28 (Call 01/10/27)	24,570	24,833,874
4.38%, 09/11/24[a]	15,645	15,707,622
4.38%, 01/12/26	35,616	36,353,191
4.95%, 01/10/47	19,000	19,395,609
5.20%, 05/12/26[a]	15,500	16,084,624
5.25%, 08/17/45	18,534	19,821,255
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)[a]	11,720	11,537,381
2.45%, 01/15/20 (Call 12/15/19)	2,600	2,624,026
2.63%, 06/29/20 (Call 05/29/20)	11,646	11,791,860
BNP Paribas SA
2.38%, 05/21/20[a]	17,465	17,413,768
4.25%, 10/15/24	11,555	11,624,853
5.00%, 01/15/21[a]	35,118	37,986,663
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23	12,498	12,565,925
BPCE SA
2.25%, 01/27/20[a]	7,430	7,380,357
2.65%, 02/03/21[a]	8,680	8,645,861
2.75%, 12/02/21[a]	5,350	5,322,344
4.00%, 04/15/24	22,675	23,626,296
Branch Banking & Trust Co.
2.63%, 01/15/22 (Call 12/15/21)	10,500	10,531,443
3.63%, 09/16/25 (Call 08/16/25)	13,270	13,624,888
3.80%, 10/30/26 (Call 09/30/26)	10,800	11,224,064
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)[a]	15,510	15,207,777
3.50%, 06/15/23[a]	18,686	19,029,809
3.75%, 04/24/24 (Call 03/24/24)	10,175	10,444,883
3.75%, 07/28/26 (Call 06/28/26)[a]	14,550	14,209,011

Security	Principal (000s)	Value
4.20%, 10/29/25 (Call 09/29/25)	$19,787	$20,141,138
4.75%, 07/15/21	23,514	25,484,123
Capital One N.A./Mclean VA
2.25%, 09/13/21 (Call 08/13/21)	10,780	10,572,724
2.95%, 07/23/21 (Call 06/23/21)[a]	14,345	14,525,525
Citigroup Inc.
2.35%, 08/02/21[a]	18,832	18,580,919
2.40%, 02/18/20[a]	10,662	10,690,445
2.65%, 10/26/20[a]	31,925	32,094,991
2.70%, 03/30/21	43,580	43,680,234
2.90%, 12/08/21 (Call 11/08/21)	7,800	7,821,774
3.20%, 10/21/26 (Call 07/21/26)	20,765	19,971,156
3.30%, 04/27/25	19,359	19,052,473
3.40%, 05/01/26[a]	25,433	24,840,037
3.50%, 05/15/23[a]	17,784	17,856,034
3.70%, 01/12/26	26,290	26,359,011
3.75%, 06/16/24	676	692,730
3.88%, 10/25/23	13,584	14,050,869
3.88%, 03/26/25[a]	11,399	11,338,384
4.00%, 08/05/24[a]	7,888	8,036,194
4.05%, 07/30/22	13,271	13,844,950
4.13%, 07/25/28[a]	27,945	27,739,565
4.30%, 11/20/26	13,383	13,615,463
4.40%, 06/10/25	29,819	30,577,625
4.45%, 09/29/27	55,019	56,312,365
4.50%, 01/14/22	28,789	30,794,997
4.60%, 03/09/26	18,875	19,576,839
4.65%, 07/30/45	12,494	13,178,866
4.75%, 05/18/46	19,500	19,560,120
5.30%, 05/06/44	14,435	15,757,289
5.38%, 08/09/20[a]	12,410	13,581,921
5.50%, 09/13/25	16,968	18,688,823
5.88%, 01/30/42	12,630	15,374,047
6.63%, 06/15/32	10,595	13,019,387
6.68%, 09/13/43[a]	12,363	15,857,318
8.13%, 07/15/39	23,183	34,697,375
VRN, (3 mo. LIBOR US + 1.563%)
3.89%, 01/10/28 (Call 01/10/27)	4,320	4,363,718

SCHEDULES OF INVESTMENTS	149

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Citizens Bank N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	$10,640	$10,605,180
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)[a]	8,183	8,420,168
Commonwealth Bank of Australia/New York NY
2.30%, 03/12/20[a]	7,164	7,169,708
2.40%, 11/02/20[a]	9,490	9,471,231
2.55%, 03/15/21	14,635	14,649,139
Cooperatieve Rabobank UA
3.75%, 07/21/26[a]	10,280	10,002,639
3.88%, 02/08/22[a]	37,320	39,339,023
3.95%, 11/09/22	19,270	19,756,371
4.38%, 08/04/25	24,414	24,928,347
4.50%, 01/11/21[a]	16,935	18,166,732
4.63%, 12/01/23	26,144	27,521,561
5.25%, 05/24/41[a]	18,913	22,158,607
5.25%, 08/04/45[a]	14,740	15,959,309
5.75%, 12/01/43	17,598	20,388,950
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21	24,690	24,692,454
2.75%, 01/10/22	4,100	4,110,745
3.38%, 05/21/25[a]	9,112	9,211,519
Credit Suisse AG/New York NY
3.00%, 10/29/21[a]	23,275	23,519,257
3.63%, 09/09/24[a]	34,025	34,491,588
4.38%, 08/05/20	11,675	12,375,527
5.40%, 01/14/20[a]	8,711	9,369,515
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20[a]	19,485	19,435,758
3.13%, 12/10/20[b]	1,000	1,004,681
3.13%, 12/10/20[a]	35,560	35,755,854
3.45%, 04/16/21[a]	14,965	15,182,744
3.75%, 03/26/25[a]	31,310	30,723,216
3.80%, 09/15/22	31,678	32,110,601
3.80%, 06/09/23[a]	9,250	9,284,499
4.55%, 04/17/26[a]	34,910	36,068,764
4.88%, 05/15/45[a]	18,500	18,962,385
Deutsche Bank AG
2.95%, 08/20/20	6,560	6,557,526

Security	Principal (000s)	Value
3.13%, 01/13/21	$5,990	$5,989,144
3.38%, 05/12/21[a]	21,150	21,241,417
4.10%, 01/13/26	810	807,031
4.50%, 04/01/25[a]	13,880	13,257,508
Deutsche Bank AG/London
3.70%, 05/30/24[a]	18,913	18,430,011
Discover Bank/Greenwood DE
3.10%, 06/04/20 (Call 05/04/20)	12,175	12,439,467
3.20%, 08/09/21 (Call 07/09/21)	8,944	9,058,062
3.45%, 07/27/26 (Call 04/27/26)	9,990	9,767,138
4.20%, 08/08/23	20,040	21,007,345
Fifth Third Bancorp.
2.88%, 07/27/20 (Call 06/27/20)	12,073	12,269,580
4.30%, 01/16/24 (Call 12/16/23)	9,145	9,514,238
8.25%, 03/01/38	9,095	12,942,685
Fifth Third Bank/Cincinnati OH
2.25%, 06/14/21 (Call 05/14/21)	3,300	3,267,093
2.88%, 10/01/21 (Call 09/01/21)[a]	15,735	15,943,077
3.85%, 03/15/26 (Call 02/15/26)	23,870	24,173,168
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	29,520	28,903,699
2.60%, 04/23/20 (Call 03/23/20)[a]	17,962	18,081,174
2.63%, 04/25/21 (Call 03/25/21)	32,270	32,291,805
2.75%, 09/15/20 (Call 08/15/20)[a]	30,339	30,613,001
2.88%, 02/25/21 (Call 01/25/21)[a]	17,920	18,084,715
3.00%, 04/26/22 (Call 04/26/21)	26,170	26,187,869
3.50%, 01/23/25 (Call 10/23/24)	27,936	27,907,771
3.50%, 11/16/26 (Call 11/16/25)	29,995	29,492,413

150	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.63%, 01/22/23	$29,617	$30,348,641
3.75%, 05/22/25 (Call 02/22/25)	23,433	23,733,688
3.75%, 02/25/26 (Call 11/25/25)[a]	19,235	19,432,211
3.85%, 07/08/24 (Call 04/08/24)[a]	22,848	23,504,229
3.85%, 01/26/27 (Call 01/26/26)[a]	24,674	24,908,591
4.00%, 03/03/24	31,571	32,835,469
4.25%, 10/21/25[a]	29,905	30,661,091
4.75%, 10/21/45 (Call 04/21/45)	23,330	24,872,335
4.80%, 07/08/44 (Call 01/08/44)	30,146	32,342,136
5.15%, 05/22/45[a]	22,975	24,403,588
5.25%, 07/27/21[a]	43,555	47,894,437
5.38%, 03/15/20[a]	29,023	31,504,850
5.75%, 01/24/22[a]	57,917	65,226,797
5.95%, 01/15/27[a]	12,671	14,610,958
6.00%, 06/15/20	25,351	28,140,872
6.13%, 02/15/33[a]	24,691	30,093,307
6.25%, 02/01/41[a]	29,495	37,159,385
6.45%, 05/01/36[a]	23,221	28,135,520
6.75%, 10/01/37	67,230	83,911,135
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	13,580	14,488,381
5.63%, 08/15/35	9,053	10,482,872
5.88%, 11/01/34	8,190	9,692,682
HSBC Holdings PLC
2.65%, 01/05/22[a]	20,935	20,667,509
2.95%, 05/25/21[a]	26,915	27,081,421
3.40%, 03/08/21[a]	35,215	36,059,466
3.60%, 05/25/23[a]	25,015	25,451,304
3.90%, 05/25/26[a]	30,170	30,567,010
4.00%, 03/30/22[a]	31,225	32,624,467
4.25%, 03/14/24	17,694	17,991,896
4.25%, 08/18/25[a]	24,370	24,723,643
4.30%, 03/08/26[a]	32,095	33,505,623
4.38%, 11/23/26[a]	21,170	21,423,877
4.88%, 01/14/22[a]	6,662	7,220,364
5.10%, 04/05/21	29,044	31,583,799
5.25%, 03/14/44[a]	19,549	21,275,069

Security	Principal (000s)	Value
6.10%, 01/14/42	$8,858	$11,094,122
6.50%, 05/02/36	24,013	29,582,436
6.50%, 09/15/37	33,009	40,947,318
6.80%, 06/01/38	12,210	15,690,051
HSBC USA Inc.
2.35%, 03/05/20	19,741	19,731,297
2.75%, 08/07/20	18,060	18,223,557
3.50%, 06/23/24[a]	8,450	8,569,317
5.00%, 09/27/20[a]	11,600	12,427,831
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)[a]	18,600	18,129,494
3.15%, 03/14/21 (Call 02/14/21)[a]	10,845	11,031,859
Intesa Sanpaolo SpA
5.25%, 01/12/24	12,117	12,772,553
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)[a]	10,263	10,311,620
2.30%, 08/15/21 (Call 08/15/20)[a]	17,680	17,530,302
2.40%, 06/07/21 (Call 05/07/21)[a]	9,940	9,890,262
2.55%, 10/29/20 (Call 09/29/20)	22,460	22,601,633
2.55%, 03/01/21 (Call 02/01/21)[a]	31,183	31,284,566
2.70%, 05/18/23 (Call 03/18/23)	39,786	39,027,265
2.75%, 06/23/20 (Call 05/23/20)	23,194	23,536,510
2.95%, 10/01/26 (Call 07/01/26)	30,455	29,094,709
2.97%, 01/15/23 (Call 01/15/22)[a]	31,350	31,366,509
3.13%, 01/23/25 (Call 10/23/24)[a]	30,632	30,303,438
3.20%, 01/25/23[a]	24,228	24,559,504
3.20%, 06/15/26 (Call 03/15/26)[a]	15,270	14,913,423
3.25%, 09/23/22[a]	40,679	41,534,280
3.30%, 04/01/26 (Call 01/01/26)	39,960	39,357,080
3.38%, 05/01/23[a]	26,538	26,626,557

SCHEDULES OF INVESTMENTS	151

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.63%, 05/13/24[a]	$20,999	$21,527,799
3.63%, 12/01/27 (Call 12/01/26)	15,730	15,309,893
3.88%, 02/01/24[a]	29,959	31,314,300
3.88%, 09/10/24	39,290	39,998,497
3.90%, 07/15/25 (Call 04/15/25)[a]	35,409	36,726,300
4.13%, 12/15/26[a]	22,131	22,670,706
4.25%, 10/15/20	34,470	36,791,034
4.25%, 10/01/27[a]	22,590	23,293,459
4.35%, 08/15/21[a]	32,660	35,029,656
4.40%, 07/22/20[a]	27,928	29,857,719
4.50%, 01/24/22	39,119	42,270,540
4.63%, 05/10/21[a]	25,237	27,239,879
4.85%, 02/01/44[a]	9,569	10,652,427
4.95%, 03/25/20	16,503	17,866,541
4.95%, 06/01/45	19,228	20,694,345
5.40%, 01/06/42	15,711	18,565,989
5.50%, 10/15/40	16,991	20,208,754
5.60%, 07/15/41	20,446	24,639,818
5.63%, 08/16/43	14,512	16,970,791
6.40%, 05/15/38	21,998	28,583,053
VRN, (3 mo. LIBOR US + 1.337%)
3.78%, 02/01/28 (Call 02/01/27)	5,500	5,584,920
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	13,850	13,893,417
3.30%, 06/01/25[a]	3,030	3,041,795
KeyCorp
2.90%, 09/15/20	17,240	17,541,648
5.10%, 03/24/21[a]	11,710	12,816,268
Lloyds Bank PLC
2.70%, 08/17/20[a]	10,290	10,394,490
6.38%, 01/21/21[a]	8,426	9,582,833
Lloyds Banking Group PLC
3.00%, 01/11/22	16,900	16,869,043
3.10%, 07/06/21	8,640	8,741,513
3.75%, 01/11/27	12,250	12,142,614
4.50%, 11/04/24	15,240	15,627,384
4.58%, 12/10/25[a]	16,326	16,672,928
4.65%, 03/24/26[a]	26,558	27,187,170
5.30%, 12/01/45[a]	10,820	11,516,056

Security	Principal (000s)	Value
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	$8,590	$8,588,856
2.90%, 02/06/25 (Call 01/06/25)	12,815	12,630,461
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21[a]	23,300	22,724,828
2.76%, 09/13/26[a]	12,370	11,616,455
2.95%, 03/01/21[a]	38,920	39,270,517
3.00%, 02/22/22	2,715	2,739,531
3.68%, 02/22/27	7,000	7,077,984
3.85%, 03/01/26[a]	33,080	34,008,860
Mizuho Financial Group Inc.
2.27%, 09/13/21[a]	14,250	13,903,464
2.84%, 09/13/26[a]	7,880	7,455,400
Morgan Stanley
2.50%, 04/21/21[a]	29,505	29,336,671
2.63%, 11/17/21[a]	32,040	31,825,040
2.80%, 06/16/20	31,455	31,859,980
3.13%, 07/27/26[a]	44,210	42,459,779
3.63%, 01/20/27	33,700	33,556,896
3.70%, 10/23/24	36,540	37,252,106
3.75%, 02/25/23[a]	27,188	28,097,493
3.88%, 01/27/26[a]	32,236	32,842,391
3.95%, 04/23/27	22,255	22,142,116
4.00%, 07/23/25	36,164	37,388,401
4.10%, 05/22/23	19,979	20,698,248
4.30%, 01/27/45	29,097	29,336,204
4.35%, 09/08/26	37,540	38,612,919
4.38%, 01/22/47	34,653	35,121,134
4.88%, 11/01/22[a]	26,002	28,054,892
5.00%, 11/24/25	21,169	22,826,192
5.50%, 07/24/20	10,531	11,542,073
5.50%, 07/28/21	29,665	32,990,094
5.75%, 01/25/21	31,156	34,844,453
6.38%, 07/24/42	21,314	27,540,269
7.25%, 04/01/32	10,848	14,812,216
Series F
3.88%, 04/29/24[a]	34,344	35,487,617
National Australia Bank Ltd./New York
1.88%, 07/12/21[a]	16,260	15,789,190

152	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
2.50%, 07/12/26	$4,680	$4,369,900
2.63%, 07/23/20[a]	20,640	20,813,494
2.63%, 01/14/21	14,925	14,986,387
2.80%, 01/10/22[a]	5,750	5,792,506
3.00%, 01/20/23[a]	11,929	12,016,459
3.38%, 01/14/26	7,735	7,778,396
Northern Trust Corp.
3.95%, 10/30/25	7,360	7,794,593
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[a,c]	16,670	16,505,304
2.30%, 06/01/20 (Call 05/02/20)[c]	9,030	9,070,802
2.40%, 10/18/19 (Call 09/18/19)[c]	3,720	3,766,187
2.45%, 11/05/20 (Call 10/06/20)[c]	6,910	6,950,637
2.55%, 12/09/21 (Call 11/09/21)[a,c]	8,460	8,457,408
2.60%, 07/21/20 (Call 06/21/20)[c]	7,440	7,529,061
2.70%, 11/01/22 (Call 10/01/22)[c]	6,492	6,455,534
2.95%, 01/30/23 (Call 12/30/22)[c]	12,353	12,353,414
2.95%, 02/23/25 (Call 01/24/25)[c]	12,330	12,213,507
3.25%, 06/01/25 (Call 05/02/25)[a,c]	13,240	13,379,932
3.80%, 07/25/23 (Call 06/25/23)[c]	10,023	10,488,263
PNC Financial Services Group Inc. (The)
3.30%, 03/08/22 (Call 02/06/22)[c]	10,229	10,566,238
3.90%, 04/29/24 (Call 03/29/24)[a,c]	10,260	10,627,282
4.38%, 08/11/20[c]	8,704	9,284,792
5.13%, 02/08/20[c]	5,025	5,442,429
Royal Bank of Canada
2.15%, 03/06/20[a]	10,910	10,918,892
2.35%, 10/30/20[a]	18,860	18,901,924
2.50%, 01/19/21	15,760	15,863,264
4.65%, 01/27/26[a]	15,681	16,722,901

Security	Principal (000s)	Value
Royal Bank of Scotland Group PLC
3.88%, 09/12/23[a]	$36,330	$35,872,416
4.80%, 04/05/26[a]	14,440	14,797,303
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)[a]	11,680	11,635,207
4.50%, 07/17/25 (Call 04/17/25)	10,655	10,879,667
Santander UK Group Holdings PLC
2.88%, 10/16/20	12,002	12,053,115
2.88%, 08/05/21	15,230	15,064,809
3.13%, 01/08/21	13,135	13,226,794
3.57%, 01/10/23 (Call 01/10/22)	9,495	9,539,535
Santander UK PLC
2.38%, 03/16/20	6,377	6,374,899
4.00%, 03/13/24[a]	13,163	13,711,022
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21[a]	14,050	13,604,119
2.63%, 03/15/21	30,335	30,439,771
State Street Corp.
1.95%, 05/19/21	10,430	10,247,794
2.55%, 08/18/20[a]	11,094	11,248,589
2.65%, 05/19/26[a]	6,020	5,771,944
3.10%, 05/15/23	10,773	10,880,289
3.30%, 12/16/24	10,577	10,770,923
3.55%, 08/18/25	13,921	14,372,620
3.70%, 11/20/23	15,480	16,215,325
4.38%, 03/07/21[a]	9,480	10,191,288
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20[a]	4,620	4,633,174
2.65%, 07/23/20[a]	11,720	11,748,318
3.20%, 07/18/22	8,404	8,512,669
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21[a]	17,070	16,638,624
2.44%, 10/19/21	14,630	14,423,755
2.63%, 07/14/26[a]	23,730	22,088,840
2.85%, 01/11/22[a]	6,750	6,754,729
2.93%, 03/09/21	21,990	22,173,317
3.01%, 10/19/26[a]	18,070	17,340,142

SCHEDULES OF INVESTMENTS	153

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.45%, 01/11/27[a]	$14,700	$14,614,961
3.78%, 03/09/26[a]	16,205	16,557,673
SunTrust Bank/Atlanta GA
3.30%, 05/15/26 (Call 04/15/26)[a]	4,180	4,066,434
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)[a]	14,900	14,890,920
2.90%, 03/03/21 (Call 02/03/21)[a]	18,879	19,124,699
Svenska Handelsbanken AB
1.88%, 09/07/21[a]	4,750	4,611,882
2.40%, 10/01/20[a]	16,100	16,075,002
2.45%, 03/30/21[a]	19,230	19,194,642
Toronto-Dominion Bank (The)
1.80%, 07/13/21[a]	16,180	15,714,026
2.13%, 04/07/21[a]	20,525	20,300,672
2.50%, 12/14/20[a]	20,960	21,091,293
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	6,805	6,818,366
2.63%, 01/24/22 (Call 12/23/21)	19,950	20,052,040
2.95%, 07/15/22 (Call 06/15/22)	12,512	12,646,484
3.00%, 03/15/22 (Call 02/15/22)	11,587	11,816,653
3.10%, 04/27/26 (Call 03/27/26)[a]	7,232	7,120,655
3.70%, 01/30/24 (Call 12/29/23)	14,740	15,465,743
4.13%, 05/24/21 (Call 04/23/21)	10,264	10,979,121
Series F
3.60%, 09/11/24 (Call 08/11/24)	18,236	18,783,645
Series V
2.38%, 07/22/26 (Call 06/22/26)	14,145	13,243,846
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)	21,242	20,942,955
UBS AG/Stamford CT
2.35%, 03/26/20[a]	19,860	19,860,060
4.88%, 08/04/20[a]	9,405	10,140,331

Security	Principal (000s)	Value
Wachovia Corp.
5.50%, 08/01/35	$8,957	$10,104,179
Wells Fargo & Co.
2.10%, 07/26/21[a]	42,410	41,568,191
2.50%, 03/04/21[a]	29,845	29,870,697
2.55%, 12/07/20	26,290	26,441,270
2.60%, 07/22/20[a]	37,655	38,064,528
3.00%, 01/22/21[a]	18,189	18,541,605
3.00%, 02/19/25[a]	34,070	33,241,016
3.00%, 04/22/26[a]	52,430	50,639,180
3.00%, 10/23/26[a]	39,405	37,805,397
3.07%, 01/24/23 (Call 01/24/22)	38,500	38,724,763
3.30%, 09/09/24[a]	29,204	29,303,390
3.50%, 03/08/22	23,001	23,855,501
3.55%, 09/29/25	37,018	37,300,118
3.90%, 05/01/45[a]	23,870	23,070,546
4.10%, 06/03/26[a]	33,320	34,019,450
4.13%, 08/15/23[a]	18,854	19,678,772
4.30%, 07/22/27[a]	24,830	25,842,133
4.40%, 06/14/46	29,245	28,801,166
4.60%, 04/01/21[a]	29,730	32,070,360
4.65%, 11/04/44[a]	23,460	23,941,915
4.75%, 12/07/46	16,270	16,919,124
4.90%, 11/17/45	28,995	30,638,413
5.38%, 02/07/35	8,906	10,275,977
5.38%, 11/02/43	24,675	27,817,137
5.61%, 01/15/44	24,645	28,721,951
Series M
3.45%, 02/13/23[a]	25,722	26,074,718
Series N
2.15%, 01/30/20[a]	10,479	10,491,653
Wells Fargo Bank N.A.
5.85%, 02/01/37	11,270	13,492,497
6.60%, 01/15/38	15,089	19,797,746
Westpac Banking Corp.
2.00%, 08/19/21[a]	23,345	22,817,770
2.10%, 05/13/21[a]	13,445	13,220,752
2.30%, 05/26/20[a]	10,375	10,373,938
2.60%, 11/23/20[a]	15,990	16,088,695
2.70%, 08/19/26[a]	14,342	13,635,678
2.80%, 01/11/22	12,550	12,645,701
2.85%, 05/13/26	14,820	14,311,975

		8,275,913,379

154	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
BEVERAGES — 3.72%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	$15,040	$14,846,285
2.65%, 02/01/21 (Call 01/01/21)[a]	86,610	87,482,864
3.30%, 02/01/23 (Call 12/01/22)[a]	87,760	89,473,918
3.65%, 02/01/26 (Call 11/01/25)[a]	140,260	142,395,178
3.70%, 02/01/24[a]	16,776	17,413,345
4.00%, 01/17/43	6,388	6,145,268
4.63%, 02/01/44[a]	9,875	10,435,481
4.70%, 02/01/36 (Call 08/01/35)	66,943	71,869,891
4.90%, 02/01/46 (Call 08/01/45)[a]	130,187	142,855,106
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22[a]	40,223	39,888,429
3.75%, 01/15/22	1,500	1,580,657
3.75%, 07/15/42	13,806	12,790,215
4.95%, 01/15/42	850	936,666
5.00%, 04/15/20	7,127	7,717,711
5.38%, 01/15/20[a]	17,267	18,842,562
8.20%, 01/15/39	16,332	24,860,833
Coca-Cola Co. (The)
1.55%, 09/01/21[a]	12,645	12,368,434
1.88%, 10/27/20[a]	17,955	17,967,708
2.25%, 09/01/26[a]	12,555	11,785,003
2.45%, 11/01/20[a]	17,914	18,240,359
2.50%, 04/01/23[a]	8,914	8,837,809
2.88%, 10/27/25	19,505	19,409,529
3.15%, 11/15/20	12,202	12,721,561
3.20%, 11/01/23[a]	18,157	18,806,612
3.30%, 09/01/21[a]	13,343	13,981,350
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)[a]	15,336	15,238,497
Diageo Investment Corp.
2.88%, 05/11/22[a]	10,214	10,433,295
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	16,920	16,553,288

Security	Principal (000s)	Value
3.00%, 07/15/26 (Call 04/15/26)[a]	$28,960	$27,628,283
4.20%, 07/15/46 (Call 01/15/46)[a]	24,028	22,806,895
5.00%, 05/01/42[a]	12,480	13,284,441
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	10,140	13,834,208
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)[a]	6,295	6,130,534
1.85%, 04/30/20 (Call 03/30/20)	10,745	10,724,979
2.15%, 10/14/20 (Call 09/14/20)	12,860	12,936,823
2.38%, 10/06/26 (Call 07/06/26)[a]	9,190	8,715,449
2.75%, 03/05/22[a]	15,221	15,424,995
2.75%, 03/01/23[a]	17,243	17,312,631
2.75%, 04/30/25 (Call 01/30/25)[a]	12,515	12,338,105
2.85%, 02/24/26 (Call 11/24/25)[a]	11,926	11,789,188
3.00%, 08/25/21[a]	15,076	15,525,539
3.10%, 07/17/22 (Call 05/17/22)	10,215	10,502,926
3.13%, 11/01/20	12,884	13,383,938
3.45%, 10/06/46 (Call 04/06/46)	23,785	21,750,529
3.60%, 03/01/24 (Call 12/01/23)	14,745	15,574,719
4.00%, 03/05/42	6,199	6,247,259
4.45%, 04/14/46 (Call 10/14/45)	15,815	17,136,059
4.88%, 11/01/40[a]	8,516	9,679,563
5.50%, 01/15/40[a]	11,684	14,273,516

		1,162,878,433
BIOTECHNOLOGY — 2.60%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)[a]	11,590	11,249,842
2.13%, 05/01/20 (Call 04/01/20)	8,848	8,845,866

SCHEDULES OF INVESTMENTS	155

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
2.25%, 08/19/23 (Call 06/19/23)[a]	$7,360	$7,012,283
2.60%, 08/19/26 (Call 05/19/26)[a]	20,430	18,974,669
3.13%, 05/01/25 (Call 02/01/25)	13,390	13,164,638
3.45%, 10/01/20[a]	10,485	10,939,703
3.63%, 05/15/22 (Call 02/15/22)	8,837	9,155,924
3.63%, 05/22/24 (Call 02/22/24)	15,435	15,897,877
3.88%, 11/15/21 (Call 08/15/21)[a]	17,883	18,884,244
4.10%, 06/15/21 (Call 03/15/21)[a]	7,211	7,628,460
4.40%, 05/01/45 (Call 11/01/44)	42,034	41,299,389
4.56%, 06/15/48 (Call 12/15/47)	19,187	19,144,917
4.66%, 06/15/51 (Call 12/15/50)	40,853	41,083,762
5.15%, 11/15/41 (Call 05/15/41)	4,280	4,658,408
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	15,105	15,269,889
4.00%, 06/23/25 (Call 03/23/25)[a]	24,420	24,913,462
5.25%, 06/23/45 (Call 12/23/44)[a]	13,534	14,743,191
Biogen Inc.
2.90%, 09/15/20[a]	24,320	24,777,235
3.63%, 09/15/22	13,265	13,698,166
4.05%, 09/15/25 (Call 06/15/25)	25,500	26,385,561
5.20%, 09/15/45 (Call 03/15/45)	23,250	25,279,588
Celgene Corp.
2.88%, 08/15/20[a]	13,908	14,116,299
3.25%, 08/15/22	12,191	12,354,936
3.55%, 08/15/22	14,352	14,768,085
3.63%, 05/15/24 (Call 02/15/24)	12,811	12,981,750
3.88%, 08/15/25 (Call 05/15/25)	33,375	34,112,334

Security	Principal (000s)	Value
4.63%, 05/15/44 (Call 11/15/43)[a]	$8,870	$8,829,905
5.00%, 08/15/45 (Call 02/15/45)	28,529	30,218,559
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)	20,730	20,073,317
2.55%, 09/01/20[a]	21,129	21,327,568
2.95%, 03/01/27 (Call 12/01/26)[a]	18,470	17,675,236
3.25%, 09/01/22 (Call 07/01/22)	15,800	16,168,069
3.50%, 02/01/25 (Call 11/01/24)	19,527	19,704,194
3.65%, 03/01/26 (Call 12/01/25)	37,972	38,501,307
3.70%, 04/01/24 (Call 01/01/24)	22,150	22,796,521
4.00%, 09/01/36 (Call 03/01/36)[a]	6,410	6,167,131
4.15%, 03/01/47 (Call 09/01/46)[a]	21,130	20,153,794
4.40%, 12/01/21 (Call 09/01/21)[a]	15,930	17,193,936
4.50%, 04/01/21 (Call 01/01/21)[a]	10,234	11,013,081
4.50%, 02/01/45 (Call 08/01/44)[a]	23,808	23,832,917
4.60%, 09/01/35 (Call 03/01/35)[a]	11,718	12,160,433
4.75%, 03/01/46 (Call 09/01/45)[a]	27,019	28,008,279
4.80%, 04/01/44 (Call 10/01/43)[a]	19,305	20,164,536
5.65%, 12/01/41 (Call 06/01/41)	14,485	16,797,491

		812,126,752
CHEMICALS — 1.02%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)[a]	11,782	11,950,705
3.50%, 10/01/24 (Call 07/01/24)	13,704	13,993,011

156	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.13%, 11/15/21 (Call 08/15/21)	$16,866	$17,931,732
4.25%, 11/15/20 (Call 08/15/20)[a]	15,509	16,519,411
4.38%, 11/15/42 (Call 05/15/42)[a]	11,320	11,531,623
5.25%, 11/15/41 (Call 05/15/41)	12,968	14,597,827
7.38%, 11/01/29[a]	6,802	9,196,942
9.40%, 05/15/39	9,996	16,051,874
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	2,968	3,007,849
3.60%, 08/15/22 (Call 05/15/22)	5,717	5,910,458
3.80%, 03/15/25 (Call 12/15/24)[a]	1,993	2,036,722
4.65%, 10/15/44 (Call 04/15/44)	13,180	13,530,094
EI du Pont de Nemours & Co.
2.80%, 02/15/23	18,234	18,102,730
3.63%, 01/15/21[a]	11,073	11,522,961
4.15%, 02/15/43[a]	7,714	7,671,732
LYB International Finance BV
4.00%, 07/15/23[a]	7,696	8,087,356
4.88%, 03/15/44 (Call 09/15/43)[a]	18,871	20,007,814
5.25%, 07/15/43[a]	8,293	9,198,761
LYB International Finance II BV
3.50%, 03/02/27 (Call 12/02/26)	3,985	3,978,026
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	17,149	16,427,334
5.75%, 04/15/24 (Call 01/15/24)[a]	9,640	11,066,334
6.00%, 11/15/21 (Call 08/17/21)[a]	5,363	6,087,683
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)[a]	9,189	9,254,498
4.40%, 07/15/44 (Call 01/15/44)	14,965	14,878,417
4.70%, 07/15/64 (Call 01/15/64)	7,135	6,837,184

Security	Principal (000s)	Value
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[a]	$8,400	$8,715,785
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	8,147	8,162,469
Rohm & Haas Co.
7.85%, 07/15/29[a]	9,551	13,289,886
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)[a,b]	7,360	7,257,722

		316,804,940
COMMERCIAL SERVICES — 0.26%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	12,872	12,986,479
3.38%, 09/15/25 (Call 06/15/25)	11,027	11,408,469
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	10,040	9,650,780
4.35%, 12/08/21[a]	17,670	19,090,477
5.50%, 12/08/41	5,818	6,952,552
S&P Global Inc.
4.40%, 02/15/26 (Call 11/15/25)	9,885	10,515,908
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)[a]	6,610	6,842,324
4.80%, 04/01/26 (Call 01/01/26)	3,701	3,983,599

		81,430,588
COMPUTERS — 3.74%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)	19,310	18,711,241
2.00%, 05/06/20[a]	16,049	16,092,660
2.15%, 02/09/22[a]	15,215	15,046,798
2.25%, 02/23/21 (Call 01/23/21)	38,110	38,185,035
2.40%, 05/03/23[a]	67,620	66,550,306
2.45%, 08/04/26 (Call 05/04/26)[a]	27,078	25,667,231

SCHEDULES OF INVESTMENTS	157

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
2.50%, 02/09/22 (Call 01/09/22)	$3,000	$3,008,492
2.50%, 02/09/25[a]	15,813	15,298,464
2.70%, 05/13/22	19,959	20,151,508
2.85%, 05/06/21[a]	50,551	51,784,561
2.85%, 02/23/23 (Call 12/23/22)	22,017	22,217,289
3.00%, 02/09/24 (Call 12/09/23)	3,000	3,030,551
3.20%, 05/13/25[a]	24,577	24,926,731
3.25%, 02/23/26 (Call 11/23/25)[a]	39,615	40,090,166
3.35%, 02/09/27 (Call 11/09/26)	15,000	15,223,999
3.45%, 05/06/24	44,949	46,679,536
3.45%, 02/09/45	27,788	24,991,641
3.85%, 05/04/43	32,436	31,258,187
3.85%, 08/04/46 (Call 02/04/46)[a]	24,650	23,623,520
4.25%, 02/09/47 (Call 08/09/46)	10,000	10,251,079
4.38%, 05/13/45	26,740	27,777,087
4.45%, 05/06/44	24,412	25,634,160
4.50%, 02/23/36 (Call 08/23/35)[a]	8,168	8,868,479
4.65%, 02/23/46 (Call 08/23/45)	46,315	50,397,551
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
4.42%, 06/15/21 (Call 05/15/21)[b]	50,783	53,262,449
5.45%, 06/15/23 (Call 04/15/23)[b]	45,579	49,352,504
6.02%, 06/15/26 (Call 03/15/26)[b]	53,990	59,548,033
8.10%, 07/15/36 (Call 01/15/36)[a,b]	19,165	24,173,631
8.35%, 07/15/46 (Call 01/15/46)[b]	25,404	33,008,817
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (Call 09/15/20)	34,215	35,096,638
4.40%, 10/15/22 (Call 08/15/22)	17,640	18,546,638

Security	Principal (000s)	Value
4.90%, 10/15/25 (Call 07/15/25)[a]	$30,340	$31,581,677
6.20%, 10/15/35 (Call 04/15/35)	8,230	8,737,044
6.35%, 10/15/45 (Call 04/15/45)[a]	20,135	20,980,346
HP Inc.
4.30%, 06/01/21[a]	13,027	13,769,379
4.38%, 09/15/21[a]	11,200	11,881,583
4.65%, 12/09/21[a]	13,169	14,114,073
6.00%, 09/15/41[a]	16,082	16,528,295
International Business Machines Corp.
1.63%, 05/15/20[a]	9,217	9,157,847
1.88%, 08/01/22[a]	13,541	13,114,155
2.25%, 02/19/21[a]	9,400	9,433,604
2.50%, 01/27/22	5,250	5,294,608
2.88%, 11/09/22	7,800	7,897,018
3.30%, 01/27/27	8,000	8,070,400
3.38%, 08/01/23[a]	22,164	22,919,737
3.45%, 02/19/26[a]	14,272	14,606,162
3.63%, 02/12/24[a]	26,264	27,482,537
4.00%, 06/20/42[a]	10,284	10,311,193
4.70%, 02/19/46[a]	1,000	1,107,190
Seagate HDD Cayman
4.75%, 06/01/23[a]	11,670	11,670,000
4.75%, 01/01/25[a]	11,901	11,484,465

		1,168,596,295
COSMETICS & PERSONAL CARE — 0.19%
Procter & Gamble Co. (The)
1.70%, 11/03/21	5,385	5,294,353
2.30%, 02/06/22[a]	13,489	13,559,739
2.45%, 11/03/26[a]	6,260	5,998,288
3.10%, 08/15/23	14,469	14,921,695
5.55%, 03/05/37[a]	14,178	18,463,581

		58,237,656
DIVERSIFIED FINANCIAL SERVICES — 2.77%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.95%, 02/01/22 (Call 01/01/22)[a]	9,870	10,221,805
4.50%, 05/15/21[a]	23,830	25,249,555
4.63%, 10/30/20[a]	750	799,000
5.00%, 10/01/21[a]	19,030	20,596,845

158	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Air Lease Corp.
3.00%, 09/15/23 (Call 07/15/23)[a]	$13,320	$13,119,767
American Express Co.
2.65%, 12/02/22	14,733	14,632,045
4.05%, 12/03/42[a]	13,654	13,596,949
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)[a]	22,195	21,987,064
2.38%, 05/26/20 (Call 04/25/20)	24,765	24,898,986
Series F
2.60%, 09/14/20 (Call 08/14/20)[a]	19,729	19,940,369
Ameriprise Financial Inc.
4.00%, 10/15/23	15,053	15,966,142
5.30%, 03/15/20	3,500	3,808,817
Capital One Bank USA N.A.
3.38%, 02/15/23	16,920	17,018,561
CME Group Inc.
3.00%, 09/15/22	10,808	11,076,320
3.00%, 03/15/25 (Call 12/15/24)[a]	10,089	10,145,844
5.30%, 09/15/43 (Call 03/15/43)[a]	7,271	8,684,165
Discover Financial Services
4.10%, 02/09/27 (Call 11/09/26)	4,055	4,095,550
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20[b]	200	201,663
2.34%, 11/15/20[a]	67,704	68,251,427
3.37%, 11/15/25[a]	24,916	25,665,553
4.42%, 11/15/35[a]	132,109	141,481,037
HSBC Finance Corp.
6.68%, 01/15/21	38,426	43,501,564
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)[a]	15,140	15,398,122
3.75%, 12/01/25 (Call 09/01/25)[a]	18,489	19,257,231
4.00%, 10/15/23	5,035	5,358,207
International Lease Finance Corp.
5.88%, 08/15/22[a]	16,635	18,732,925
8.25%, 12/15/20	24,437	29,093,407

Security	Principal (000s)	Value
Jefferies Group LLC
6.88%, 04/15/21[a]	$6,472	$7,359,316
MasterCard Inc.
2.95%, 11/21/26 (Call 08/21/26)[a]	10,880	10,864,393
Nomura Holdings Inc.
6.70%, 03/04/20 [a]	14,123	15,731,634
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)[a]	880	862,506
3.75%, 08/15/21 (Call 06/15/21)	9,100	9,374,776
4.25%, 08/15/24 (Call 05/15/24)	16,180	16,744,140
4.50%, 07/23/25 (Call 04/24/25)	14,280	14,936,577
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	35,590	35,880,183
2.80%, 12/14/22 (Call 10/14/22)	26,250	26,588,657
3.15%, 12/14/25 (Call 09/14/25)[a]	49,480	50,130,232
4.15%, 12/14/35 (Call 06/14/35)[a]	25,724	27,286,023
4.30%, 12/14/45 (Call 06/14/45)[a]	43,552	46,695,731

		865,233,088
ELECTRIC — 1.67%
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)[a]	13,786	14,492,914
5.15%, 11/15/43 (Call 05/15/43)	9,844	11,242,314
6.13%, 04/01/36	19,150	24,109,429
6.50%, 09/15/37[a]	10,811	14,143,430
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	9,286	9,856,773
4.63%, 12/01/54 (Call 06/01/54)[a]	10,610	11,360,482
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)	600	595,578
5.30%, 02/15/40[a]	8,967	10,825,636

SCHEDULES OF INVESTMENTS	159

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)[a]	$16,360	$15,840,897
2.65%, 09/01/26 (Call 06/01/26)[a]	22,145	20,816,526
3.75%, 04/15/24 (Call 01/15/24)	13,886	14,359,246
3.75%, 09/01/46 (Call 03/01/46)	21,205	19,537,645
Duke Energy Florida LLC
6.40%, 06/15/38[a]	11,356	15,100,359
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	11,610	11,537,291
3.55%, 06/15/26 (Call 03/15/26)[a]	13,178	12,995,377
4.75%, 06/15/46 (Call 12/15/45)[a]	11,510	11,858,282
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	9,146	9,278,415
3.40%, 04/15/26 (Call 01/15/26)[a]	9,760	9,640,079
3.95%, 06/15/25 (Call 03/15/25)[a]	8,735	8,999,155
4.45%, 04/15/46 (Call 10/15/45)[a]	9,480	9,503,756
5.10%, 06/15/45 (Call 12/15/44)[a]	1,799	1,968,736
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	10,073	9,505,135
6.25%, 10/01/39[a]	9,181	9,317,993
FirstEnergy Corp.
Series B
4.25%, 03/15/23 (Call 12/15/22)	1,100	1,148,750
Series C
7.38%, 11/15/31	1,111	1,463,984
Fortis Inc./Canada
3.06%, 10/04/26 (Call 07/04/26)[a,b]	18,490	17,415,824
Georgia Power Co.
4.30%, 03/15/42	7,342	7,506,150

Security	Principal (000s)	Value
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	$9,413	$11,464,975
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)[a]	11,232	11,678,245
5.40%, 01/15/40	12,281	14,589,474
5.80%, 03/01/37	11,406	14,111,886
6.05%, 03/01/34[a]	33,692	42,539,294
Southern California Edison Co.
4.65%, 10/01/43 (Call 04/01/43)	8,636	9,632,576
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)[a]	24,520	24,199,065
2.95%, 07/01/23 (Call 05/01/23)	10,565	10,400,434
3.25%, 07/01/26 (Call 04/01/26)[a]	36,870	35,953,065
4.40%, 07/01/46 (Call 01/01/46)	32,581	32,421,832
Virginia Electric & Power Co. Series A
3.15%, 01/15/26 (Call 10/15/25)	9,301	9,304,097

		520,715,099
ELECTRONICS — 0.31%
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)[a,b]	3,625	3,587,237
3.15%, 06/15/26 (Call 03/15/26)[a,b]	16,695	16,539,351
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)[a]	25,750	25,241,535
2.50%, 11/01/26 (Call 08/01/26)[a]	29,170	27,820,637
4.25%, 03/01/21	8,939	9,655,059
Koninklijke Philips NV
3.75%, 03/15/22	12,531	13,059,251

		95,903,070
ENGINEERING & CONSTRUCTION — 0.07%
ABB Finance USA Inc.
2.88%, 05/08/22[a]	15,210	15,375,921

160	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.38%, 05/08/42[a]	$4,347	$4,647,767

		20,023,688
ENVIRONMENTAL CONTROL — 0.09%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	9,310	9,696,798
5.00%, 03/01/20[a]	9,072	9,815,211
Waste Management Inc.
4.10%, 03/01/45 (Call 09/01/44)[a]	8,964	9,108,188

		28,620,197
FOOD — 1.27%
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	9,134	9,368,935
3.20%, 02/10/27 (Call 11/10/26)[a]	4,950	4,882,334
JM Smucker Co. (The)
3.50%, 10/15/21	1,025	1,065,452
3.50%, 03/15/25[a]	20,965	21,283,184
Kellogg Co.
3.25%, 04/01/26[a]	9,320	9,159,210
4.00%, 12/15/20[a]	7,817	8,244,402
Series B
7.45%, 04/01/31	1,196	1,562,324
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)[a]	16,340	16,512,929
3.00%, 06/01/26 (Call 03/01/26)	22,670	21,372,598
3.50%, 06/06/22[a]	24,376	24,908,165
3.50%, 07/15/22 (Call 05/15/22)[a]	12,335	12,606,803
3.95%, 07/15/25 (Call 04/15/25)	23,240	23,717,749
4.38%, 06/01/46 (Call 12/01/45)[a]	42,437	39,977,424
5.00%, 07/15/35 (Call 01/15/35)	12,846	13,515,083
5.00%, 06/04/42	20,710	21,188,917
5.20%, 07/15/45 (Call 01/15/45)	31,590	33,356,854
6.50%, 02/09/40	11,249	13,675,426
6.88%, 01/26/39	10,460	13,196,603

Security	Principal (000s)	Value
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)[a]	$13,750	$12,753,063
4.45%, 02/01/47 (Call 08/01/46)	8,250	8,181,826
6.15%, 01/15/20[a]	1,787	1,975,064
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)[a]	7,000	7,061,873
3.30%, 07/15/26 (Call 04/15/26)[a]	12,414	12,217,032
3.75%, 10/01/25 (Call 07/01/25)	8,348	8,513,659
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)	11,270	11,515,026
4.50%, 06/15/22 (Call 03/15/22)	14,180	15,159,390
Unilever Capital Corp.
4.25%, 02/10/21[a]	13,868	14,917,005
5.90%, 11/15/32[a]	11,884	15,190,951

		397,079,281
FOREST PRODUCTS & PAPER — 0.20%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)	29,525	27,951,046
3.65%, 06/15/24 (Call 03/15/24)[a]	7,425	7,568,510
4.40%, 08/15/47 (Call 02/15/47)	15,165	14,698,570
4.80%, 06/15/44 (Call 12/15/43)	10,120	10,308,262
7.30%, 11/15/39	1,050	1,378,640

		61,905,028
GAS — 0.06%
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	7,481	8,017,040
Sempra Energy
6.00%, 10/15/39[a]	9,335	11,459,270

		19,476,310

SCHEDULES OF INVESTMENTS	161

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
HEALTH CARE – PRODUCTS — 2.06%
Abbott Laboratories
2.00%, 03/15/20[a]	$7,589	$7,513,042
2.55%, 03/15/22[a]	11,333	11,135,411
2.90%, 11/30/21 (Call 10/30/21)[a]	36,590	36,715,094
2.95%, 03/15/25 (Call 12/15/24)[a]	12,290	11,739,020
3.40%, 11/30/23 (Call 09/30/23)[a]	16,860	16,924,613
3.75%, 11/30/26 (Call 08/30/26)	37,770	37,801,372
4.75%, 11/30/36 (Call 05/30/36)	28,315	29,156,315
4.90%, 11/30/46 (Call 05/30/46)[a]	37,910	39,325,715
Becton Dickinson and Co.
3.13%, 11/08/21	13,645	13,952,389
3.73%, 12/15/24 (Call 09/15/24)	15,405	15,910,238
4.69%, 12/15/44 (Call 06/15/44)[a]	17,030	18,047,696
Boston Scientific Corp.
3.85%, 05/15/25[a]	9,780	9,947,327
Medtronic Inc.
2.50%, 03/15/20	24,428	24,794,635
3.15%, 03/15/22[a]	34,650	35,682,185
3.50%, 03/15/25	49,434	50,775,001
3.63%, 03/15/24 (Call 12/15/23)[a]	6,093	6,361,520
4.38%, 03/15/35[a]	30,824	32,775,329
4.45%, 03/15/20	6,853	7,333,926
4.63%, 03/15/45	51,433	55,719,997
St. Jude Medical LLC
3.25%, 04/15/23 (Call 01/15/23)	9,982	9,927,596
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	10,980	11,047,764
3.38%, 11/01/25 (Call 08/01/25)	7,323	7,370,903
3.50%, 03/15/26 (Call 12/15/25)[a]	9,625	9,756,451

Security	Principal (000s)	Value
4.63%, 03/15/46 (Call 09/15/45)	$13,160	$13,801,162
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	9,926	9,520,818
3.00%, 04/15/23 (Call 02/15/23)	11,610	11,501,077
3.15%, 01/15/23 (Call 10/15/22)	8,688	8,690,997
3.30%, 02/15/22[a]	9,442	9,633,795
3.60%, 08/15/21 (Call 05/15/21)	10,326	10,707,223
4.15%, 02/01/24 (Call 11/01/23)[a]	11,456	12,054,784
4.50%, 03/01/21[a]	11,806	12,603,846
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	13,770	13,863,142
3.15%, 04/01/22 (Call 02/01/22)	13,875	13,866,252
3.55%, 04/01/25 (Call 01/01/25)[a]	27,397	27,159,764

		643,116,399
HEALTH CARE – SERVICES — 1.70%
Aetna Inc.
2.40%, 06/15/21 (Call 03/16/17)	25,090	25,340,900
2.75%, 11/15/22 (Call 08/15/22)	9,077	9,067,116
2.80%, 06/15/23 (Call 04/15/23)	18,765	18,560,462
3.20%, 06/15/26 (Call 03/16/17)	35,605	35,961,050
3.50%, 11/15/24 (Call 08/15/24)	17,711	18,160,096
3.95%, 09/01/20[a]	1,995	2,113,902
4.25%, 06/15/36 (Call 03/16/17)	23,532	23,790,852
4.38%, 06/15/46 (Call 03/16/17)	25,615	25,896,765
6.63%, 06/15/36	8,213	10,728,524
Anthem Inc.
3.13%, 05/15/22	10,272	10,322,459

162	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.30%, 01/15/23[a]	$11,980	$12,067,480
3.50%, 08/15/24 (Call 05/15/24)	8,165	8,201,043
4.63%, 05/15/42	15,986	16,421,917
4.65%, 01/15/43[a]	9,615	9,958,553
4.65%, 08/15/44 (Call 02/15/44)[a]	8,459	8,755,803
5.85%, 01/15/36	8,987	10,489,917
6.38%, 06/15/37	890	1,094,548
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)[a]	21,795	21,618,269
4.00%, 02/15/22 (Call 11/15/21)	7,114	7,493,864
5.38%, 02/15/42 (Call 08/15/41)	10,305	11,862,551
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	8,325	8,881,913
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	14,641	14,434,213
4.70%, 02/01/45 (Call 08/01/44)	11,567	11,352,862
UnitedHealth Group Inc.
2.13%, 03/15/21[a]	9,746	9,665,984
2.70%, 07/15/20[a]	15,855	16,221,894
2.88%, 12/15/21[a]	10,002	10,168,897
2.88%, 03/15/22 (Call 12/15/21)[a]	14,142	14,386,607
2.88%, 03/15/23[a]	7,477	7,525,982
3.10%, 03/15/26[a]	7,870	7,833,596
3.35%, 07/15/22[a]	12,270	12,752,917
3.45%, 01/15/27[a]	13,190	13,492,440
3.75%, 07/15/25[a]	24,367	25,488,491
4.20%, 01/15/47 (Call 07/15/46)[a]	12,965	13,413,265
4.25%, 03/15/43 (Call 09/15/42)	6,140	6,361,970
4.63%, 07/15/35[a]	13,810	15,284,073
4.75%, 07/15/45	31,775	35,664,387
5.80%, 03/15/36[a]	5,130	6,358,614
6.88%, 02/15/38	10,005	13,803,244

		530,997,420

Security	Principal (000s)	Value
HOUSEWARES — 0.31%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)[a]	$14,600	$14,878,136
3.85%, 04/01/23 (Call 02/01/23)	30,192	31,384,790
4.20%, 04/01/26 (Call 01/01/26)[a]	23,730	24,927,107
5.50%, 04/01/46 (Call 10/01/45)	22,195	25,966,443

		97,156,476
INSURANCE — 1.91%
Aflac Inc.
3.63%, 11/15/24[a]	9,448	9,773,618
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	22,583	23,135,599
3.75%, 07/10/25 (Call 04/10/25)	12,585	12,637,264
3.88%, 01/15/35 (Call 07/15/34)	13,373	12,472,482
3.90%, 04/01/26 (Call 01/01/26)	19,821	20,053,798
4.13%, 02/15/24	13,275	13,791,074
4.38%, 01/15/55 (Call 07/15/54)	10,256	9,357,188
4.50%, 07/16/44 (Call 01/16/44)	27,268	26,661,361
4.80%, 07/10/45 (Call 01/10/45)	13,585	13,902,416
4.88%, 06/01/22	21,784	23,648,750
6.25%, 05/01/36	7,713	9,298,383
Aon PLC
3.88%, 12/15/25 (Call 09/15/25)	7,350	7,537,186
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22[a]	9,389	9,625,738
4.25%, 01/15/21[a]	7,381	7,956,385
5.75%, 01/15/40[a]	6,948	8,685,930

SCHEDULES OF INVESTMENTS	163

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)[a]	$12,220	$12,275,381
2.75%, 03/15/23 (Call 01/15/23)	25,292	25,361,672
3.13%, 03/15/26 (Call 12/15/25)	29,645	29,735,975
4.50%, 02/11/43[a]	18,523	20,082,122
Chubb Corp. (The)
6.00%, 05/11/37[a]	8,641	11,096,088
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	15,820	15,877,436
2.88%, 11/03/22 (Call 09/03/22)	24,514	24,779,717
3.15%, 03/15/25[a]	15,927	16,063,647
3.35%, 05/03/26 (Call 02/03/26)[a]	15,552	15,809,634
4.35%, 11/03/45 (Call 05/03/45)[a]	17,890	19,117,243
Manulife Financial Corp.
4.15%, 03/04/26[a]	11,255	11,894,904
5.38%, 03/04/46[a]	9,230	10,850,116
MetLife Inc.
3.60%, 04/10/24[a]	10,682	11,091,418
4.05%, 03/01/45[a]	18,065	17,539,383
4.13%, 08/13/42[a]	14,368	14,245,909
4.60%, 05/13/46 (Call 11/13/45)[a]	8,970	9,498,516
4.75%, 02/08/21[a]	12,934	14,026,435
4.88%, 11/13/43[a]	14,100	15,414,936
5.70%, 06/15/35	8,415	10,132,151
5.88%, 02/06/41	8,090	9,937,906
6.38%, 06/15/34	8,233	10,495,022
Series D
4.37%, 09/15/23	14,540	15,649,044
Prudential Financial Inc.
4.60%, 05/15/44[a]	11,360	12,032,229
5.70%, 12/14/36	4,090	4,793,501
Series D
6.63%, 12/01/37	7,645	9,961,427
Travelers Companies Inc. (The)
5.35%, 11/01/40	7,865	9,412,713
6.25%, 06/15/37	9,415	12,149,730

		597,861,427

Security	Principal (000s)	Value
INTERNET — 0.56%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)[a]	$26,719	$24,811,900
3.38%, 02/25/24[a]	14,190	14,933,411
3.63%, 05/19/21[a]	4,207	4,466,321
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	20,852	20,767,435
3.30%, 12/05/21 (Call 10/05/21)[a]	9,179	9,553,950
3.80%, 12/05/24 (Call 09/05/24)[a]	13,112	13,882,886
4.80%, 12/05/34 (Call 06/05/34)	16,474	18,582,601
4.95%, 12/05/44 (Call 06/05/44)	15,731	18,183,591
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	11,170	10,911,114
2.88%, 08/01/21 (Call 06/01/21)[a]	6,757	6,789,318
3.45%, 08/01/24 (Call 05/01/24)	7,885	7,771,161
3.80%, 03/09/22 (Call 02/09/22)[a]	7,840	8,109,960
4.00%, 07/15/42 (Call 01/15/42)	10,487	9,029,134
Expedia Inc.
5.00%, 02/15/26 (Call 11/15/25)	6,785	7,155,412

		174,948,194
LODGING — 0.05%
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)[a]	8,315	8,116,068
Series R
3.13%, 06/15/26 (Call 03/15/26)	8,860	8,517,188

		16,633,256
MACHINERY — 0.37%
Caterpillar Financial Services Corp.
1.70%, 08/09/21[a]	12,735	12,393,575

164	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[a]	$10,090	$10,436,870
3.80%, 08/15/42[a]	25,072	24,472,892
3.90%, 05/27/21[a]	14,172	15,115,956
5.20%, 05/27/41	8,298	9,734,964
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	10,599	10,620,027
3.90%, 06/09/42 (Call 12/09/41)[a]	14,486	14,839,629
John Deere Capital Corp.
2.80%, 03/06/23	18,350	18,380,171

		115,994,084
MANUFACTURING — 1.38%
3M Co.
5.70%, 03/15/37	10,671	13,400,963
Eaton Corp.
2.75%, 11/02/22[a]	22,465	22,562,377
4.15%, 11/02/42	15,870	15,838,595
General Electric Co.
2.70%, 10/09/22[a]	37,132	37,549,516
3.10%, 01/09/23	22,672	23,411,334
3.15%, 09/07/22[a]	12,060	12,455,950
3.38%, 03/11/24[a]	11,973	12,440,959
3.45%, 05/15/24 (Call 02/13/24)	2,080	2,164,926
4.13%, 10/09/42	24,254	25,213,850
4.38%, 09/16/20	15,046	16,218,799
4.50%, 03/11/44	33,698	36,652,277
4.63%, 01/07/21	17,238	18,853,712
4.65%, 10/17/21	10,325	11,411,636
5.30%, 02/11/21[a]	13,433	14,920,812
5.88%, 01/14/38	34,289	43,912,468
6.15%, 08/07/37	13,957	18,332,327
6.88%, 01/10/39	26,131	37,320,757
Series A
6.75%, 03/15/32	32,721	44,595,075
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)[a]	13,120	12,672,082
3.90%, 09/01/42 (Call 03/01/42)	11,450	11,671,229

		431,599,644

Security	Principal (000s)	Value
MEDIA — 4.59%
21st Century Fox America Inc.
3.00%, 09/15/22	$13,557	$13,563,959
4.50%, 02/15/21	10,918	11,671,356
6.15%, 03/01/37	7,669	9,156,633
6.15%, 02/15/41[a]	17,196	20,688,408
6.20%, 12/15/34	13,134	15,806,416
6.40%, 12/15/35	13,755	16,786,132
6.65%, 11/15/37	17,091	21,393,687
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)	875	870,327
4.00%, 01/15/26 (Call 10/15/25)	9,775	10,011,640
7.88%, 07/30/30	9,565	12,987,797
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	33,335	34,284,271
4.46%, 07/23/22 (Call 05/23/22)	31,556	33,122,550
4.91%, 07/23/25 (Call 04/23/25)	51,660	54,529,284
6.38%, 10/23/35 (Call 04/23/35)[a]	19,620	22,410,719
6.48%, 10/23/45 (Call 04/23/45)	42,020	48,688,843
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	12,398	16,651,996
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	18,138	16,652,701
2.75%, 03/01/23 (Call 02/01/23)	14,015	13,903,861
2.85%, 01/15/23	13,375	13,377,200
3.00%, 02/01/24 (Call 01/01/24)	5,100	5,084,909
3.13%, 07/15/22[a]	12,715	13,000,993
3.15%, 03/01/26 (Call 12/01/25)[a]	36,368	35,828,270

SCHEDULES OF INVESTMENTS	165

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.20%, 07/15/36 (Call 01/15/36)[a]	$16,730	$14,909,786
3.30%, 02/01/27 (Call 11/01/26)	21,220	21,077,694
3.38%, 02/15/25 (Call 11/15/24)	10,338	10,425,003
3.38%, 08/15/25 (Call 05/15/25)[a]	19,400	19,510,644
3.40%, 07/15/46 (Call 01/15/46)[a]	17,008	14,748,065
3.60%, 03/01/24[a]	14,555	15,042,306
4.20%, 08/15/34 (Call 02/15/34)	12,141	12,413,097
4.25%, 01/15/33	19,591	20,237,282
4.40%, 08/15/35 (Call 02/15/35)	20,440	21,272,503
4.60%, 08/15/45 (Call 02/15/45)[a]	22,535	23,446,834
4.65%, 07/15/42	15,435	16,125,247
4.75%, 03/01/44	7,958	8,458,919
5.15%, 03/01/20	16,953	18,494,441
5.65%, 06/15/35	11,147	13,135,975
6.40%, 05/15/38	8,685	11,117,018
6.40%, 03/01/40	8,571	11,045,374
6.45%, 03/15/37	16,566	21,235,995
6.50%, 11/15/35	13,447	17,317,798
6.55%, 07/01/39	7,314	9,490,743
6.95%, 08/15/37	27,441	37,133,611
7.05%, 03/15/33	11,805	15,824,069
Discovery Communications LLC
4.88%, 04/01/43[a]	12,499	11,430,899
5.05%, 06/01/20[a]	15,985	17,267,766
6.35%, 06/01/40	7,615	8,067,723
Historic TW Inc.
6.63%, 05/15/29	11,246	13,767,100
NBCUniversal Media LLC
2.88%, 01/15/23[a]	16,105	16,093,541
4.38%, 04/01/21	28,458	30,695,416
4.45%, 01/15/43[a]	12,093	12,238,869
5.15%, 04/30/20	21,997	24,052,591
5.95%, 04/01/41	14,539	17,706,224
6.40%, 04/30/40	10,768	13,851,229

Security	Principal (000s)	Value
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	$16,108	$16,711,090
4.50%, 09/15/42 (Call 03/15/42)	14,130	12,831,572
5.50%, 09/01/41 (Call 03/01/41)[a]	13,338	13,689,678
5.88%, 11/15/40 (Call 05/15/40)	14,039	15,205,641
6.55%, 05/01/37	17,191	19,805,122
6.75%, 06/15/39	20,390	24,117,117
7.30%, 07/01/38	18,295	22,755,798
Time Warner Entertainment Co. LP
8.38%, 03/15/23	11,440	14,295,935
8.38%, 07/15/33	9,710	13,016,654
Time Warner Inc.
2.95%, 07/15/26 (Call 04/15/26)	15,185	14,132,078
3.55%, 06/01/24 (Call 03/01/24)[a]	6,245	6,233,884
3.60%, 07/15/25 (Call 04/15/25)	25,830	25,439,262
3.80%, 02/15/27 (Call 11/15/26)[a]	14,974	14,825,733
4.70%, 01/15/21	11,923	12,763,853
4.75%, 03/29/21	14,275	15,333,294
4.85%, 07/15/45 (Call 01/15/45)[a]	5,080	5,045,332
4.88%, 03/15/20	14,614	15,658,509
6.10%, 07/15/40[a]	11,616	13,325,714
6.25%, 03/29/41	12,155	14,156,187
6.50%, 11/15/36	8,868	10,604,298
7.63%, 04/15/31	6,564	8,856,612
Viacom Inc.
3.45%, 10/04/26 (Call 07/04/26)[a]	15,256	14,593,490
4.25%, 09/01/23 (Call 06/01/23)	15,704	16,193,982
4.38%, 03/15/43	19,770	17,354,043
5.85%, 09/01/43 (Call 03/01/43)[a]	15,941	16,865,798
6.88%, 04/30/36	13,364	15,053,417

166	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Walt Disney Co. (The)
1.85%, 07/30/26[a]	$12,645	$11,448,547
2.15%, 09/17/20	9,965	10,038,904
2.30%, 02/12/21[a]	10,800	10,898,129
2.35%, 12/01/22[a]	10,667	10,574,177
2.75%, 08/16/21[a]	5,573	5,696,357
3.00%, 02/13/26[a]	11,710	11,692,121
3.15%, 09/17/25[a]	8,990	9,211,926
4.13%, 06/01/44[a]	17,282	17,844,603

		1,434,374,571
METAL FABRICATE & HARDWARE — 0.09%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)[a]	8,662	8,557,934
3.25%, 06/15/25 (Call 03/15/25)	17,982	18,178,858

		26,736,792
MINING — 0.86%
Barrick Gold Corp.
5.25%, 04/01/42[a]	15,150	16,592,259
Barrick North America Finance LLC
5.70%, 05/30/41	12,635	14,529,964
5.75%, 05/01/43[a]	9,471	11,084,533
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	10,570	12,154,564
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	16,913	17,406,667
3.25%, 11/21/21	17,531	18,320,216
3.85%, 09/30/23[a]	11,827	12,695,321
4.13%, 02/24/42	11,775	11,982,946
5.00%, 09/30/43[a]	29,925	34,499,240
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	13,325	13,585,482
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	10,647	10,981,150
4.88%, 03/15/42 (Call 09/15/41)[a]	13,646	13,987,754
6.25%, 10/01/39	9,919	11,700,368

Security	Principal (000s)	Value
Rio Tinto Alcan Inc.
6.13%, 12/15/33	$4,630	$5,356,985
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	17,361	18,074,176
4.13%, 05/20/21[a]	1,698	1,812,546
5.20%, 11/02/40[a]	14,160	16,434,650
7.13%, 07/15/28[a]	11,168	14,754,025
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	1,640	1,656,951
3.50%, 03/22/22 (Call 12/22/21)	1,847	1,924,149
4.13%, 08/21/42 (Call 02/21/42)[a]	10,184	10,359,214

		269,893,160
OFFICE & BUSINESS EQUIPMENT — 0.04%
Xerox Corp.
4.50%, 05/15/21[a]	12,002	12,480,759

		12,480,759
OIL & GAS — 6.60%
Anadarko Finance Co.
7.50%, 05/01/31	10,255	13,154,347
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)[a]	17,570	18,885,067
5.55%, 03/15/26 (Call 12/15/25)[a]	14,600	16,389,104
6.20%, 03/15/40	10,286	11,965,813
6.45%, 09/15/36	15,919	19,162,542
6.60%, 03/15/46 (Call 09/15/45)[a]	19,157	23,975,943
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	12,707	12,905,089
4.25%, 01/15/44 (Call 07/15/43)	6,284	6,103,770
4.75%, 04/15/43 (Call 10/15/42)	22,461	23,002,384
5.10%, 09/01/40 (Call 03/01/40)	20,010	21,244,135
6.00%, 01/15/37	6,319	7,288,018

SCHEDULES OF INVESTMENTS	167

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	$17,345	$17,031,297
2.32%, 02/13/20[a]	2,206	2,217,432
2.50%, 11/06/22	15,373	15,057,557
2.75%, 05/10/23	14,571	14,338,944
3.02%, 01/16/27 (Call 10/16/26)[a]	12,950	12,463,052
3.06%, 03/17/22	16,620	16,840,537
3.12%, 05/04/26 (Call 02/04/26)[a]	13,921	13,570,095
3.22%, 11/28/23 (Call 09/28/23)[a]	12,070	12,100,161
3.22%, 04/14/24 (Call 02/14/24)[a]	13,200	13,206,640
3.25%, 05/06/22[a]	29,598	30,262,286
3.51%, 03/17/25[a]	10,619	10,731,885
3.54%, 11/04/24[a]	10,163	10,292,915
3.56%, 11/01/21[a]	11,879	12,402,083
3.59%, 04/14/27 (Call 01/14/27)	5,500	5,536,774
3.72%, 11/28/28 (Call 08/28/28)[a]	7,810	7,919,653
3.81%, 02/10/24[a]	11,902	12,342,679
3.99%, 09/26/23[a]	7,996	8,412,849
4.50%, 10/01/20	19,767	21,237,868
4.74%, 03/11/21[a]	15,553	16,929,955
Canadian Natural Resources Ltd.
6.25%, 03/15/38[a]	13,423	15,650,635
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	18,036	18,037,172
2.10%, 05/16/21 (Call 04/15/21)[a]	22,990	22,828,206
2.36%, 12/05/22 (Call 09/05/22)[a]	23,543	23,168,480
2.42%, 11/17/20 (Call 10/17/20)	14,035	14,159,701
2.43%, 06/24/20 (Call 05/24/20)	9,369	9,471,681
2.57%, 05/16/23 (Call 03/16/23)	6,810	6,736,878

Security	Principal (000s)	Value
2.95%, 05/16/26 (Call 02/16/26)[a]	$26,570	$26,177,715
3.19%, 06/24/23 (Call 03/24/23)[a]	30,410	31,224,407
3.33%, 11/17/25 (Call 08/17/25)[a]	14,806	15,048,487
ConocoPhillips
6.50%, 02/01/39[a]	34,029	43,013,514
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	16,978	16,557,146
2.88%, 11/15/21 (Call 09/15/21)[a]	11,933	12,067,320
3.35%, 11/15/24 (Call 08/15/24)[a]	13,701	13,792,706
4.20%, 03/15/21 (Call 02/15/21)	14,715	15,629,732
4.30%, 11/15/44 (Call 05/15/44)	6,775	6,706,142
4.95%, 03/15/26 (Call 12/15/25)[a]	15,561	17,183,692
ConocoPhillips Holding Co.
6.95%, 04/15/29	18,566	23,903,393
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	17,347	17,406,400
4.75%, 05/15/42 (Call 11/15/41)	7,626	7,473,238
5.00%, 06/15/45 (Call 12/15/44)[a]	7,205	7,310,425
5.60%, 07/15/41 (Call 01/15/41)	17,988	19,348,461
5.85%, 12/15/25 (Call 09/15/25)[a]	6,925	7,963,750
7.95%, 04/15/32	13,419	17,583,886
Encana Corp.
6.50%, 08/15/34	6,260	7,150,352
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	11,625	11,345,154
4.10%, 02/01/21	4,996	5,279,685
4.15%, 01/15/26 (Call 10/15/25)[a]	12,990	13,666,240

168	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)[a]	$10,895	$10,904,017
2.22%, 03/01/21 (Call 02/01/21)[a]	38,523	38,626,812
2.40%, 03/06/22 (Call 01/06/22)[a]	18,355	18,347,493
2.71%, 03/06/25 (Call 12/06/24)[a]	18,331	17,980,214
2.73%, 03/01/23 (Call 01/01/23)	21,125	21,168,763
3.04%, 03/01/26 (Call 12/01/25)[a]	30,131	30,075,577
3.18%, 03/15/24 (Call 12/15/23)[a]	4,330	4,416,514
3.57%, 03/06/45 (Call 09/06/44)[a]	12,505	11,890,927
4.11%, 03/01/46 (Call 09/01/45)[a]	33,701	34,959,436
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)[a]	13,847	13,821,861
5.60%, 02/15/41	16,364	16,821,456
6.00%, 01/15/40	7,723	8,168,197
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)[a]	13,333	13,666,178
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	10,910	10,597,279
3.85%, 06/01/25 (Call 03/01/25)[a]	9,521	9,480,284
6.60%, 10/01/37	9,306	10,710,661
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	12,460	12,316,361
4.75%, 09/15/44 (Call 03/15/44)	10,322	9,658,226
5.13%, 03/01/21[a]	10,940	11,893,098
6.50%, 03/01/41 (Call 09/01/40)	13,185	14,917,868
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	10,160	10,670,115

Security	Principal (000s)	Value
5.05%, 11/15/44 (Call 05/15/44)	$11,774	$12,190,167
5.25%, 11/15/43 (Call 05/15/43)	5,275	5,581,021
6.00%, 03/01/41 (Call 09/01/40)	11,551	13,134,163
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	13,321	13,198,757
3.00%, 02/15/27 (Call 11/15/26)[a]	7,785	7,561,820
3.13%, 02/15/22 (Call 11/15/21)	13,658	14,001,533
3.40%, 04/15/26 (Call 01/15/26)[a]	17,929	17,991,563
3.50%, 06/15/25 (Call 03/15/25)[a]	8,430	8,565,072
4.10%, 02/15/47 (Call 08/15/46)[a]	8,510	8,314,176
4.40%, 04/15/46 (Call 10/15/45)	18,100	18,516,680
4.63%, 06/15/45 (Call 12/15/44)	11,045	11,647,577
Series 1
4.10%, 02/01/21 (Call 11/01/20)[a]	13,075	13,883,001
Petro-Canada
6.80%, 05/15/38	9,617	12,548,873
Phillips 66
4.30%, 04/01/22	19,004	20,379,888
4.65%, 11/15/34 (Call 05/15/34)	11,670	12,027,321
4.88%, 11/15/44 (Call 05/15/44)	20,447	21,278,667
5.88%, 05/01/42[a]	14,360	16,876,132
Shell International Finance BV
1.75%, 09/12/21[a]	10,485	10,205,781
1.88%, 05/10/21	24,139	23,665,825
2.13%, 05/11/20[a]	22,882	22,950,900
2.25%, 11/10/20[a]	14,085	14,110,032
2.25%, 01/06/23[a]	15,122	14,712,855
2.38%, 08/21/22[a]	18,766	18,480,911
2.50%, 09/12/26[a]	12,909	12,125,200
2.88%, 05/10/26[a]	21,830	21,198,884

SCHEDULES OF INVESTMENTS	169

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.25%, 05/11/25[a]	$35,814	$36,130,986
3.40%, 08/12/23[a]	20,318	20,933,564
3.75%, 09/12/46[a]	13,710	12,809,675
4.00%, 05/10/46[a]	40,305	39,225,394
4.13%, 05/11/35	15,193	15,559,596
4.38%, 03/25/20	8,455	9,029,036
4.38%, 05/11/45[a]	25,868	26,690,266
4.55%, 08/12/43[a]	16,835	17,742,469
5.50%, 03/25/40	12,311	14,606,516
6.38%, 12/15/38[a]	30,842	40,215,522
Statoil ASA
2.45%, 01/17/23[a]	11,495	11,274,303
2.65%, 01/15/24	15,261	15,031,636
2.75%, 11/10/21	1,280	1,293,060
2.90%, 11/08/20	7,837	8,013,391
3.15%, 01/23/22	6,389	6,550,852
3.70%, 03/01/24[a]	16,610	17,347,956
3.95%, 05/15/43	4,922	4,831,954
4.80%, 11/08/43	10,731	12,011,444
5.10%, 08/17/40[a]	9,232	10,536,616
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	6,999	7,148,779
6.50%, 06/15/38[a]	12,240	15,623,503
6.85%, 06/01/39	9,410	12,446,039
Total Capital Canada Ltd.
2.75%, 07/15/23[a]	11,402	11,339,885
Total Capital International SA
2.70%, 01/25/23[a]	12,462	12,409,939
2.75%, 06/19/21[a]	11,340	11,545,130
2.88%, 02/17/22[a]	9,156	9,290,768
3.70%, 01/15/24[a]	10,330	10,781,420
3.75%, 04/10/24[a]	13,787	14,434,490
Total Capital SA
4.45%, 06/24/20[a]	12,526	13,483,778
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)[a]	19,880	19,176,870
6.63%, 06/15/37[a]	19,523	23,438,449
7.50%, 04/15/32	8,866	11,298,699

		2,061,345,593

Security	Principal (000s)	Value
OIL & GAS SERVICES — 0.57%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	$884	$908,125
5.13%, 09/15/40	9,612	10,716,256
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	15,116	15,447,231
3.80%, 11/15/25 (Call 08/15/25)[a]	30,573	31,392,812
4.75%, 08/01/43 (Call 02/01/43)	15,551	16,195,864
4.85%, 11/15/35 (Call 05/15/35)[a]	11,070	11,880,405
5.00%, 11/15/45 (Call 05/15/45)[a]	22,541	24,549,232
6.70%, 09/15/38	9,347	11,760,308
7.45%, 09/15/39	6,196	8,415,265
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	16,542	15,790,892
3.95%, 12/01/42 (Call 06/01/42)[a]	9,834	8,151,855
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	21,777	22,778,742

		177,986,987
PHARMACEUTICALS — 5.93%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)[a]	17,895	17,675,149
2.50%, 05/14/20 (Call 04/14/20)	42,817	43,035,812
2.85%, 05/14/23 (Call 03/14/23)	21,290	20,896,901
2.90%, 11/06/22	27,374	27,245,745
3.20%, 11/06/22 (Call 09/06/22)[a]	17,348	17,472,354
3.20%, 05/14/26 (Call 02/14/26)[a]	32,325	31,058,364
3.60%, 05/14/25 (Call 02/14/25)	46,355	46,223,528
4.30%, 05/14/36 (Call 11/14/35)[a]	18,711	18,237,282

170	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.40%, 11/06/42	$33,612	$32,295,660
4.45%, 05/14/46 (Call 11/14/45)	24,139	23,414,760
4.50%, 05/14/35 (Call 11/14/34)	30,621	30,622,660
4.70%, 05/14/45 (Call 11/14/44)[a]	26,085	26,167,048
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)[a]	37,123	37,761,144
3.45%, 03/15/22 (Call 01/15/22)[a]	34,000	34,741,887
3.80%, 03/15/25 (Call 12/15/24)[a]	45,782	46,269,519
3.85%, 06/15/24 (Call 03/15/24)[a]	14,580	14,804,856
4.55%, 03/15/35 (Call 09/15/34)[a]	34,965	35,293,101
4.75%, 03/15/45 (Call 09/15/44)[a]	30,500	30,891,965
4.85%, 06/15/44 (Call 12/15/43)	19,534	19,937,326
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	16,278	16,390,904
4.63%, 10/01/42 (Call 04/01/42)	12,514	12,407,068
AstraZeneca PLC
2.38%, 11/16/20	22,272	22,313,001
3.38%, 11/16/25[a]	35,865	36,061,960
4.00%, 09/18/42[a]	6,127	5,966,682
4.38%, 11/16/45	9,040	9,310,621
6.45%, 09/15/37	40,930	53,712,906
Bristol-Myers Squibb Co.
2.00%, 08/01/22	12,493	12,140,140
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	15,413	15,281,052
3.70%, 03/01/45 (Call 09/01/44)[a]	10,763	10,390,432
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)	16,495	15,970,992

Security	Principal (000s)	Value
3.40%, 03/01/27 (Call 12/01/26)[a]	$20,130	$19,101,564
3.50%, 06/15/24 (Call 03/15/24)	18,667	18,319,975
3.90%, 02/15/22	8,532	8,838,277
4.50%, 02/25/26 (Call 11/27/25)[a]	19,785	20,535,368
4.75%, 11/15/21[a]	18,496	19,894,777
4.80%, 07/15/46 (Call 01/15/46)[a]	19,615	19,093,576
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	19,194	19,241,426
6.38%, 05/15/38[a]	25,874	34,276,527
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	31,607	31,952,781
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)[a]	14,060	13,908,536
2.45%, 03/01/26 (Call 12/01/25)[a]	27,247	26,326,335
3.38%, 12/05/23[a]	8,844	9,274,635
3.55%, 03/01/36 (Call 09/01/35)[a]	15,437	15,429,825
3.70%, 03/01/46 (Call 09/01/45)[a]	31,554	31,348,034
4.38%, 12/05/33 (Call 06/05/33)	9,613	10,641,471
5.95%, 08/15/37	4,249	5,577,589
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)[a]	16,131	16,659,403
4.88%, 03/15/44 (Call 09/15/43)[a]	8,944	9,250,252
Mead Johnson Nutrition Co.
3.00%, 11/15/20	5,470	5,577,941
4.13%, 11/15/25 (Call 08/15/25)	9,060	9,522,597
Merck & Co. Inc.
2.35%, 02/10/22	12,895	12,894,916
2.40%, 09/15/22 (Call 06/15/22)	15,171	15,062,048
2.75%, 02/10/25 (Call 11/10/24)[a]	27,316	27,068,525
2.80%, 05/18/23[a]	28,846	29,130,722

SCHEDULES OF INVESTMENTS	171

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.70%, 02/10/45 (Call 08/10/44)[a]	$26,578	$25,636,044
3.88%, 01/15/21 (Call 10/15/20)[a]	13,009	13,825,726
4.15%, 05/18/43	10,931	11,304,273
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)	25,600	25,621,148
3.95%, 06/15/26 (Call 03/15/26)[b]	1,950	1,901,273
3.95%, 06/15/26 (Call 03/15/26)[a]	24,740	24,121,792
5.25%, 06/15/46 (Call 12/15/45)[a]	14,765	14,811,107
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)	13,350	13,317,827
2.40%, 09/21/22[a]	12,580	12,489,399
3.00%, 11/20/25 (Call 08/20/25)[a]	19,905	19,914,212
3.10%, 05/17/27 (Call 02/17/27)	7,300	7,306,801
3.40%, 05/06/24[a]	26,875	27,805,816
4.00%, 11/20/45 (Call 05/20/45)[a]	14,350	14,583,291
4.40%, 04/24/20	8,567	9,193,131
4.40%, 05/06/44[a]	26,635	28,742,803
Perrigo Co. PLC
4.00%, 11/15/23 (Call 08/15/23)[a]	9,270	9,444,276
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)[a]	1,321	1,314,871
Pfizer Inc.
1.95%, 06/03/21[a]	13,617	13,529,825
2.20%, 12/15/21[a]	13,848	13,828,804
2.75%, 06/03/26[a]	16,555	16,126,187
3.00%, 06/15/23	11,873	12,191,256
3.00%, 12/15/26	16,900	16,741,360
3.40%, 05/15/24[a]	14,190	14,728,471
4.00%, 12/15/36[a]	16,790	17,028,668
4.13%, 12/15/46	22,605	22,969,325
4.30%, 06/15/43[a]	11,675	12,172,187

Security	Principal (000s)	Value
4.40%, 05/15/44	$9,976	$10,553,701
7.20%, 03/15/39	28,115	40,516,363
Sanofi
4.00%, 03/29/21	20,176	21,497,921
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)[a]	41,620	40,795,995
2.88%, 09/23/23 (Call 07/23/23)	30,980	29,975,926
3.20%, 09/23/26 (Call 06/23/26)[a]	41,305	39,313,979
Wyeth LLC
5.95%, 04/01/37	20,935	26,306,955
6.50%, 02/01/34	9,681	12,557,486
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	14,620	14,752,473
4.50%, 11/13/25 (Call 08/13/25)	7,110	7,632,475
4.70%, 02/01/43 (Call 08/01/42)	13,760	13,920,348

		1,851,391,414
PIPELINES — 3.24%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)	1,565	1,592,510
4.50%, 06/01/25 (Call 03/01/25)	11,721	12,421,162
Enbridge Inc.
4.25%, 12/01/26 (Call 09/01/26)[a]	15,150	15,635,086
5.50%, 12/01/46 (Call 05/29/46)[a]	8,900	9,544,732
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	11,264	11,233,624
4.05%, 03/15/25 (Call 12/15/24)[a]	14,525	14,515,949
4.15%, 10/01/20 (Call 08/01/20)[a]	9,170	9,574,298
4.65%, 06/01/21 (Call 03/01/21)[a]	16,523	17,472,901

172	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.75%, 01/15/26 (Call 10/15/25)[a]	$13,539	$14,145,909
5.15%, 03/15/45 (Call 09/15/44)	8,554	8,316,982
5.20%, 02/01/22 (Call 11/01/21)[a]	6,935	7,494,897
5.30%, 04/15/47 (Call 10/15/46)	9,825	9,792,114
6.13%, 12/15/45 (Call 06/15/45)[a]	15,200	16,715,592
6.50%, 02/01/42 (Call 08/01/41)	13,069	14,713,732
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)[a]	17,767	18,006,162
3.70%, 02/15/26 (Call 11/15/25)[a]	10,410	10,537,835
3.75%, 02/15/25 (Call 11/15/24)[a]	14,487	14,714,145
3.90%, 02/15/24 (Call 11/15/23)	9,350	9,657,388
3.95%, 02/15/27 (Call 11/15/26)[a]	1,575	1,620,769
4.45%, 02/15/43 (Call 08/15/42)	13,243	12,914,024
4.85%, 08/15/42 (Call 02/15/42)	10,607	10,923,003
4.85%, 03/15/44 (Call 09/15/43)	16,120	16,707,506
4.90%, 05/15/46 (Call 11/15/45)	7,900	8,263,023
5.10%, 02/15/45 (Call 08/15/44)	16,234	17,399,067
5.20%, 09/01/20	13,018	14,208,962
5.95%, 02/01/41	7,865	9,168,720
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	11,042	11,261,759
3.95%, 09/01/22 (Call 06/01/22)	13,179	13,569,093
5.50%, 03/01/44 (Call 09/01/43)	8,975	9,326,948
6.95%, 01/15/38	10,389	12,331,695

Security	Principal (000s)	Value
Kinder Morgan Inc./DE
4.30%, 06/01/25 (Call 03/01/25)[a]	$19,526	$20,064,047
5.05%, 02/15/46 (Call 08/15/45)	12,725	12,632,928
5.30%, 12/01/34 (Call 06/01/34)[a]	8,344	8,591,726
5.55%, 06/01/45 (Call 12/01/44)	25,295	26,619,783
7.75%, 01/15/32	10,539	13,265,344
MPLX LP
4.13%, 03/01/27 (Call 12/01/26)	9,195	9,272,541
4.50%, 07/15/23 (Call 04/15/23)[a]	13,485	14,135,667
4.88%, 12/01/24 (Call 09/01/24)[a]	17,960	19,175,210
4.88%, 06/01/25 (Call 03/01/25)[a]	15,840	16,876,476
5.20%, 03/01/47 (Call 09/01/46)	6,475	6,612,992
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	22,957	22,956,024
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	13,049	12,725,236
3.65%, 06/01/22 (Call 03/01/22)	8,086	8,213,160
4.50%, 12/15/26 (Call 09/15/26)[a]	150	154,418
4.65%, 10/15/25 (Call 07/15/25)[a]	17,130	17,857,669
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	15,066	16,685,615
Sabine Pass Liquefaction LLC
4.20%, 03/15/28[b]	835	834,190
5.00%, 03/15/27 (Call 09/15/26)[a,b]	22,150	23,440,681

SCHEDULES OF INVESTMENTS	173

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
5.63%, 02/01/21 (Call 11/01/20)	$27,300	$29,674,281
5.63%, 04/15/23 (Call 01/15/23)[a]	11,800	12,957,069
5.63%, 03/01/25 (Call 12/01/24)	22,000	24,142,360
5.75%, 05/15/24 (Call 02/15/24)	27,000	29,867,079
5.88%, 06/30/26 (Call 12/31/25)[a,b]	19,300	21,648,424
6.25%, 03/15/22 (Call 12/15/21)[a]	16,750	18,817,744
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	10,350	11,091,116
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45 (Call 11/15/44)	6,770	6,859,153
TransCanada PipeLines Ltd.
2.50%, 08/01/22[a]	10,349	10,210,298
3.80%, 10/01/20	11,198	11,716,715
4.63%, 03/01/34 (Call 12/01/33)[a]	14,944	16,027,724
4.88%, 01/15/26 (Call 10/15/25)[a]	6,370	7,139,897
6.10%, 06/01/40	8,507	10,653,141
6.20%, 10/15/37	12,835	16,248,951
7.63%, 01/15/39[a]	14,345	20,685,163
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)	10,110	13,014,918
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	15,966	15,992,505
3.60%, 03/15/22 (Call 01/15/22)	12,815	13,056,477
3.90%, 01/15/25 (Call 10/15/24)	13,451	13,484,641
4.00%, 09/15/25 (Call 06/15/25)[a]	15,830	16,022,532
4.30%, 03/04/24 (Call 12/04/23)	12,100	12,491,591

Security	Principal (000s)	Value
5.10%, 09/15/45 (Call 03/15/45)	$12,361	$12,540,330
5.25%, 03/15/20	16,243	17,561,821
6.30%, 04/15/40	13,964	15,927,986
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)[a]	12,591	13,030,048
4.88%, 03/15/24 (Call 03/15/19)	16,020	16,560,675

		1,011,315,933
REAL ESTATE — 0.08%
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)[a]	14,340	14,801,874
4.25%, 08/15/23 (Call 05/15/23)[a]	10,360	11,072,753

		25,874,627
REAL ESTATE INVESTMENT TRUSTS — 1.06%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)[a]	8,410	8,435,888
3.30%, 02/15/21 (Call 01/15/21)	7,949	8,057,283
3.38%, 10/15/26 (Call 07/15/26)[a]	8,700	8,321,125
3.50%, 01/31/23	11,671	11,735,747
4.00%, 06/01/25 (Call 03/01/25)	10,691	10,780,300
4.70%, 03/15/22	1,710	1,828,452
5.00%, 02/15/24[a]	12,621	13,629,332
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)[a]	13,665	12,691,988
3.65%, 02/01/26 (Call 11/03/25)[a]	16,190	16,226,512
3.85%, 02/01/23 (Call 11/01/22)	11,838	12,304,878
4.13%, 05/15/21 (Call 02/15/21)	6,931	7,313,527
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23[a]	17,709	18,145,966

174	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)[a]	$1,960	$1,907,217
3.40%, 02/15/21 (Call 01/15/21)[a]	1,615	1,646,824
3.70%, 06/15/26 (Call 03/15/26)[a]	2,430	2,391,922
4.45%, 02/15/26 (Call 11/15/25)	4,095	4,254,584
4.88%, 04/15/22	9,265	10,002,140
5.25%, 01/15/23[a]	31,105	33,982,701
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	6,633	6,911,257
4.63%, 12/15/21 (Call 09/15/21)	11,101	12,052,206
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)[a]	9,955	10,080,744
4.00%, 06/01/25 (Call 03/01/25)[a]	11,015	11,176,794
4.25%, 11/15/23 (Call 08/15/23)[a]	14,508	15,089,367
5.38%, 02/01/21 (Call 11/03/20)	13,340	14,555,091
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)[a]	2,500	2,481,016
3.30%, 01/15/26 (Call 10/15/25)[a]	9,300	9,279,453
3.38%, 10/01/24 (Call 07/01/24)[a]	8,339	8,475,062
4.38%, 03/01/21 (Call 12/01/20)[a]	10,419	11,140,861
5.65%, 02/01/20 (Call 11/01/19)[a]	13,031	14,215,028
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)[a]	13,231	13,545,241
Weyerhaeuser Co.
7.38%, 03/15/32[a]	14,499	19,117,956

		331,776,462

Security	Principal (000s)	Value
RETAIL — 3.93%
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)[a]	$31,937	$31,359,499
2.75%, 12/01/22 (Call 09/01/22)	15,675	15,509,372
2.80%, 07/20/20 (Call 06/20/20)[a]	35,175	35,682,635
2.88%, 06/01/26 (Call 03/01/26)[a]	23,832	22,822,908
3.50%, 07/20/22 (Call 05/20/22)	17,822	18,377,227
3.88%, 07/20/25 (Call 04/20/25)[a]	31,871	32,890,117
4.00%, 12/05/23 (Call 09/05/23)	14,821	15,572,881
4.88%, 07/20/35 (Call 01/20/35)[a]	1,673	1,815,414
5.13%, 07/20/45 (Call 01/20/45)[a]	39,246	43,904,222
5.30%, 12/05/43 (Call 06/05/43)	7,380	8,358,593
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)[a]	18,970	18,891,656
2.13%, 09/15/26 (Call 06/15/26)[a]	7,647	7,098,143
2.63%, 06/01/22 (Call 05/01/22)	19,379	19,582,710
2.70%, 04/01/23 (Call 01/01/23)[a]	12,748	12,852,491
3.00%, 04/01/26 (Call 01/01/26)[a]	24,520	24,534,511
3.35%, 09/15/25 (Call 06/15/25)[a]	12,645	13,030,116
3.50%, 09/15/56 (Call 03/15/56)[a]	14,007	12,404,173
3.75%, 02/15/24 (Call 11/15/23)	13,176	13,957,242
4.20%, 04/01/43 (Call 10/01/42)	13,143	13,657,882
4.25%, 04/01/46 (Call 10/01/45)	14,899	15,691,174

SCHEDULES OF INVESTMENTS	175

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
4.40%, 04/01/21 (Call 01/01/21)[a]	$11,448	$12,394,901
4.40%, 03/15/45 (Call 09/15/44)	13,170	14,142,947
4.88%, 02/15/44 (Call 08/15/43)	9,985	11,424,248
5.88%, 12/16/36	30,007	38,280,950
5.95%, 04/01/41 (Call 10/01/40)	10,722	13,779,571
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)[a]	18,396	17,518,945
3.12%, 04/15/22 (Call 01/15/22)	10,154	10,542,509
3.38%, 09/15/25 (Call 06/15/25)[a]	13,940	14,275,426
3.70%, 04/15/46 (Call 10/15/45)[a]	14,465	13,695,009
4.38%, 09/15/45 (Call 03/15/45)	9,865	10,392,405
4.65%, 04/15/42 (Call 10/15/41)	6,016	6,531,843
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	10,380	9,794,737
McDonald’s Corp.
2.63%, 01/15/22[a]	11,072	11,063,049
2.75%, 12/09/20 (Call 11/09/20)	12,140	12,354,542
3.70%, 01/30/26 (Call 10/30/25)[a]	18,020	18,406,871
4.70%, 12/09/35 (Call 06/09/35)	19,547	20,662,410
4.88%, 12/09/45 (Call 06/09/45)	21,504	23,181,841
6.30%, 10/15/37	9,666	12,158,990
6.30%, 03/01/38	9,920	12,474,705
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	15,475	15,488,497
3.85%, 10/01/23 (Call 07/01/23)	3,450	3,712,392

Security	Principal (000s)	Value
Target Corp.
2.50%, 04/15/26[a]	$14,248	$13,429,133
2.90%, 01/15/22	13,349	13,619,807
3.50%, 07/01/24[a]	16,910	17,508,712
3.63%, 04/15/46[a]	14,630	13,334,224
3.88%, 07/15/20	7,696	8,142,640
4.00%, 07/01/42	14,664	14,313,567
6.50%, 10/15/37[a]	1,000	1,314,793
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	11,521	10,627,878
Wal-Mart Stores Inc.
2.55%, 04/11/23 (Call 01/11/23)[a]	16,584	16,545,021
3.25%, 10/25/20	21,633	22,663,321
3.30%, 04/22/24 (Call 01/22/24)[a]	14,824	15,354,458
3.63%, 07/08/20[a]	19,595	20,707,449
4.00%, 04/11/43 (Call 10/11/42)	10,255	10,344,944
4.25%, 04/15/21[a]	10,749	11,667,760
4.30%, 04/22/44 (Call 10/22/43)[a]	13,163	13,922,596
4.75%, 10/02/43 (Call 04/02/43)[a]	8,777	9,852,425
4.88%, 07/08/40[a]	9,949	11,250,795
5.00%, 10/25/40	16,288	18,731,412
5.25%, 09/01/35	29,468	35,032,316
5.63%, 04/01/40	14,205	17,704,170
5.63%, 04/15/41	22,033	27,406,320
5.88%, 04/05/27[a]	5,939	7,358,395
6.20%, 04/15/38	25,811	33,971,021
6.50%, 08/15/37	35,363	47,938,610
7.55%, 02/15/30	11,697	16,902,572
Walgreen Co.
3.10%, 09/15/22	11,414	11,465,575
Walgreens Boots Alliance Inc.
2.60%, 06/01/21 (Call 05/01/21)	13,645	13,619,630
3.10%, 06/01/23 (Call 04/01/23)[a]	11,910	11,923,479
3.30%, 11/18/21 (Call 09/18/21)[a]	13,505	13,807,977

176	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
3.45%, 06/01/26 (Call 03/01/26)[a]	$24,420	$24,001,136
3.80%, 11/18/24 (Call 08/18/24)	24,115	24,604,033
4.80%, 11/18/44 (Call 05/18/44)	18,655	19,317,174

		1,228,653,097
SEMICONDUCTORS — 1.63%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)[a]	16,303	16,213,997
3.90%, 12/15/25 (Call 09/15/25)	8,000	8,227,414
Applied Materials Inc.
4.30%, 06/15/21	7,894	8,487,685
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/22 (Call 12/15/21)[b]	44,250	44,276,957
3.63%, 01/15/24 (Call 11/15/23)[b]	40,080	40,451,481
3.88%, 01/15/27 (Call 10/15/26)[b]	63,234	63,630,110
Intel Corp.
2.45%, 07/29/20	22,045	22,403,787
2.60%, 05/19/26 (Call 02/19/26)[a]	16,350	15,809,330
2.70%, 12/15/22	17,984	18,123,622
3.10%, 07/29/22	10,705	11,047,106
3.30%, 10/01/21[a]	21,693	22,684,791
3.70%, 07/29/25 (Call 04/29/25)[a]	28,015	29,432,144
4.00%, 12/15/32	6,919	7,243,424
4.10%, 05/19/46 (Call 11/19/45)	15,830	15,995,037
4.25%, 12/15/42	10,423	10,794,259
4.80%, 10/01/41[a]	17,518	19,578,311
4.90%, 07/29/45 (Call 01/29/45)	21,124	23,994,450
Lam Research Corp.
2.80%, 06/15/21 (Call 05/15/21)[a]	6,055	6,072,385

Security	Principal (000s)	Value
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)[a]	$12,589	$12,359,798
3.20%, 09/16/26 (Call 06/16/26)	7,466	7,244,000
QUALCOMM Inc.
2.25%, 05/20/20	22,619	22,708,162
3.00%, 05/20/22	24,617	24,939,195
3.45%, 05/20/25 (Call 02/20/25)[a]	17,835	18,033,812
4.65%, 05/20/35 (Call 11/20/34)	15,714	16,478,048
4.80%, 05/20/45 (Call 11/20/44)[a]	21,218	22,202,029

		508,431,334
SOFTWARE — 4.31%
Activision Blizzard Inc.
3.40%, 09/15/26 (Call 06/15/26)[a,b]	13,350	12,984,131
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)[a]	2,750	2,688,432
3.00%, 08/15/26 (Call 05/15/26)	14,823	14,047,235
3.50%, 04/15/23 (Call 01/15/23)	11,300	11,466,394
3.63%, 10/15/20 (Call 09/15/20)	18,182	18,832,308
5.00%, 10/15/25 (Call 07/15/25)	18,730	20,502,905
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	7,940	8,007,276
3.85%, 06/01/25 (Call 03/01/25)[a]	11,480	11,775,130
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	45,290	43,991,785
1.85%, 02/12/20 (Call 01/12/20)[a]	9,958	9,990,077
2.00%, 11/03/20 (Call 10/03/20)[a]	29,060	29,158,255

SCHEDULES OF INVESTMENTS	177

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
2.00%, 08/08/23 (Call 06/08/23)	$21,149	$20,348,354
2.13%, 11/15/22[a]	7,802	7,632,548
2.38%, 02/12/22 (Call 01/12/22)	29,295	29,375,467
2.38%, 05/01/23 (Call 02/01/23)[a]	12,150	11,974,097
2.40%, 02/06/22 (Call 01/06/22)	15,000	15,052,015
2.40%, 08/08/26 (Call 05/08/26)	50,926	48,360,282
2.65%, 11/03/22 (Call 09/03/22)	16,040	16,187,151
2.70%, 02/12/25 (Call 11/12/24)[a]	24,748	24,381,858
2.88%, 02/06/24 (Call 12/06/23)	25,000	25,156,727
3.00%, 10/01/20	8,903	9,229,786
3.13%, 11/03/25 (Call 08/03/25)[a]	34,272	34,550,744
3.30%, 02/06/27 (Call 11/06/26)	40,000	40,687,544
3.45%, 08/08/36 (Call 02/08/36)	26,424	25,303,319
3.50%, 02/12/35 (Call 08/12/34)	16,032	15,488,632
3.50%, 11/15/42	11,852	10,941,580
3.63%, 12/15/23 (Call 09/15/23)	19,177	20,220,461
3.70%, 08/08/46 (Call 02/08/46)	60,380	57,125,874
3.75%, 02/12/45 (Call 08/12/44)	19,918	18,962,115
3.95%, 08/08/56 (Call 02/08/56)	25,767	24,252,676
4.00%, 02/12/55 (Call 08/12/54)	26,135	24,878,662
4.10%, 02/06/37 (Call 08/06/36)	30,175	31,281,451
4.20%, 11/03/35 (Call 05/03/35)[a]	11,295	11,852,736
4.45%, 11/03/45 (Call 05/03/45)[a]	36,179	38,349,841
4.50%, 10/01/40	9,518	10,236,549

Security	Principal (000s)	Value
4.50%, 02/06/57 (Call 08/06/56)	$26,250	$27,206,650
4.75%, 11/03/55 (Call 05/03/55)[a]	11,410	12,325,461
5.20%, 06/01/39	10,274	12,036,940
5.30%, 02/08/41[a]	12,058	14,377,406
Series 30Y
4.25%, 02/06/47 (Call 08/06/46)	35,000	36,146,600
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)[a]	55,665	54,621,437
2.40%, 09/15/23 (Call 07/15/23)[a]	26,142	25,553,672
2.50%, 05/15/22 (Call 03/15/22)[a]	38,330	38,291,340
2.50%, 10/15/22[a]	28,400	28,221,674
2.65%, 07/15/26 (Call 04/15/26)[a]	37,610	36,001,195
2.80%, 07/08/21[a]	17,502	17,874,975
2.95%, 05/15/25 (Call 02/15/25)[a]	34,625	34,285,910
3.40%, 07/08/24 (Call 04/08/24)[a]	27,688	28,501,111
3.63%, 07/15/23	12,458	13,066,050
3.85%, 07/15/36 (Call 01/15/36)[a]	9,575	9,494,146
3.88%, 07/15/20	9,651	10,246,157
3.90%, 05/15/35 (Call 11/15/34)	13,397	13,388,488
4.00%, 07/15/46 (Call 01/15/46)[a]	45,255	43,870,401
4.13%, 05/15/45 (Call 11/15/44)	20,856	20,597,642
4.30%, 07/08/34 (Call 01/08/34)[a]	22,861	24,057,403
4.38%, 05/15/55 (Call 11/15/54)[a]	16,739	16,661,507
4.50%, 07/08/44 (Call 01/08/44)[a]	11,468	11,970,792
5.38%, 07/15/40	21,404	25,068,919
6.13%, 07/08/39	13,627	17,376,555
6.50%, 04/15/38	13,889	18,280,599

		1,344,797,427

178	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 7.30%
AT&T Corp.
8.25%, 11/15/31	$1,336	$1,838,192
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)[a]	36,790	36,833,806
2.63%, 12/01/22 (Call 09/01/22)	23,172	22,487,814
2.80%, 02/17/21 (Call 01/17/21)[a]	23,369	23,409,054
3.00%, 02/15/22[a]	22,128	22,068,606
3.00%, 06/30/22 (Call 04/30/22)	46,050	45,764,016
3.20%, 03/01/22 (Call 02/01/22)	5,000	5,026,282
3.40%, 05/15/25 (Call 02/15/25)[a]	57,594	55,735,303
3.60%, 02/17/23 (Call 12/17/22)[a]	31,410	31,719,275
3.80%, 03/15/22[a]	20,142	20,752,206
3.80%, 03/01/24 (Call 01/01/24)	5,000	5,054,479
3.88%, 08/15/21[a]	28,748	29,829,339
3.90%, 03/11/24 (Call 12/11/23)	15,377	15,612,805
3.95%, 01/15/25 (Call 10/15/24)	16,610	16,716,968
4.13%, 02/17/26 (Call 11/17/25)[a]	30,123	30,558,648
4.25%, 03/01/27 (Call 12/01/26)	15,000	15,255,894
4.30%, 12/15/42 (Call 06/15/42)	21,476	18,878,912
4.35%, 06/15/45 (Call 12/15/44)[a]	37,566	33,290,437
4.45%, 05/15/21[a]	15,595	16,539,510
4.45%, 04/01/24 (Call 01/01/24)	12,111	12,674,894
4.50%, 05/15/35 (Call 11/15/34)[a]	33,954	32,328,490
4.50%, 03/09/48 (Call 09/09/47)	25,696	23,059,033
4.55%, 03/09/49 (Call 09/09/48)	29,054	26,096,399

Security	Principal (000s)	Value
4.60%, 02/15/21 (Call 11/15/20)	$12,495	$13,313,055
4.75%, 05/15/46 (Call 11/15/45)	51,214	47,950,250
4.80%, 06/15/44 (Call 12/15/43)	34,675	32,856,608
5.00%, 03/01/21[a]	15,259	16,489,976
5.15%, 03/15/42	16,095	15,946,514
5.20%, 03/15/20	11,075	11,960,147
5.25%, 03/01/37 (Call 09/01/36)	25,000	25,760,385
5.35%, 09/01/40[a]	28,819	29,364,982
5.45%, 03/01/47 (Call 09/01/46)	21,935	22,516,615
5.55%, 08/15/41[a]	14,423	15,029,271
5.65%, 02/15/47 (Call 08/15/46)[a]	15,929	16,850,529
5.70%, 03/01/57 (Call 09/01/56)	10,000	10,303,421
6.00%, 08/15/40 (Call 05/15/40)	18,475	20,349,058
6.30%, 01/15/38	17,178	19,497,537
6.38%, 03/01/41	18,557	21,131,615
6.50%, 09/01/37	2,075	2,413,846
6.55%, 02/15/39	10,075	11,704,748
British Telecommunications PLC
9.13%, 12/15/30	32,826	48,918,054
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	29,640	29,067,331
2.20%, 02/28/21[a]	30,308	30,348,928
2.20%, 09/20/23 (Call 07/20/23)	11,450	11,074,719
2.45%, 06/15/20[a]	18,940	19,219,026
2.50%, 09/20/26 (Call 06/20/26)[a]	16,447	15,755,254
2.95%, 02/28/26[a]	9,750	9,706,908
3.63%, 03/04/24[a]	14,906	15,690,618
5.50%, 01/15/40[a]	19,503	24,077,068
5.90%, 02/15/39	25,433	32,593,893
Deutsche Telekom International Finance BV
8.75%, 06/15/30	37,206	54,827,338

SCHEDULES OF INVESTMENTS	179

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal (000s)	Value
New Cingular Wireless Services Inc.
8.75%, 03/01/31	$10,969	$15,626,395
Orange SA
4.13%, 09/14/21[a]	11,669	12,331,846
5.38%, 01/13/42	12,542	14,148,675
5.50%, 02/06/44 (Call 08/06/43)[a]	9,307	10,744,670
9.00%, 03/01/31[a]	28,643	42,662,119
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)	7,759	8,182,354
5.00%, 03/15/44 (Call 09/15/43)[a]	12,294	13,239,713
Telefonica Emisiones SAU
4.57%, 04/27/23[a]	9,205	9,798,033
5.13%, 04/27/20[a]	16,928	18,180,218
5.46%, 02/16/21[a]	14,053	15,426,436
7.05%, 06/20/36[a]	20,895	25,108,036
Telefonica Europe BV
8.25%, 09/15/30	12,388	16,698,121
Verizon Communications Inc.
1.75%, 08/15/21 (Call 07/15/21)	12,922	12,373,035
2.45%, 11/01/22 (Call 08/01/22)[a]	23,726	23,016,547
2.63%, 08/15/26[a]	20,531	18,795,607
2.95%, 03/15/22[b]	32,710	32,645,094
3.00%, 11/01/21 (Call 09/01/21)	18,078	18,224,797
3.45%, 03/15/21[a]	12,685	13,063,593
3.50%, 11/01/21[a]	18,711	19,263,586
3.50%, 11/01/24 (Call 08/01/24)	37,505	37,534,693
3.85%, 11/01/42 (Call 05/01/42)	15,524	13,152,695
4.13%, 08/15/46[a]	10,150	8,887,638
4.15%, 03/15/24 (Call 12/15/23)	16,729	17,442,134
4.27%, 01/15/36	29,693	28,012,845
4.40%, 11/01/34 (Call 05/01/34)	39,399	37,909,820
4.50%, 09/15/20	40,976	43,766,224
4.52%, 09/15/48	73,390	67,290,454
4.60%, 04/01/21[a]	15,724	16,872,640

Security	Principal (000s)	Value
4.67%, 03/15/55[a]	$62,340	$56,790,848
4.75%, 11/01/41[a]	7,378	7,165,680
4.81%, 03/15/39[b]	21,960	21,824,538
4.86%, 08/21/46	58,947	57,659,326
5.01%, 04/15/49[b]	37,193	36,569,065
5.01%, 08/21/54	66,060	63,665,563
5.05%, 03/15/34 (Call 12/15/33)	17,177	17,715,449
5.15%, 09/15/23	103,652	114,069,378
6.00%, 04/01/41	4,973	5,669,064
6.40%, 09/15/33	4,711	5,611,609
6.40%, 02/15/38	700	834,114
6.55%, 09/15/43	44,939	55,062,552
Vodafone Group PLC
2.50%, 09/26/22[a]	11,468	11,155,913
2.95%, 02/19/23[a]	18,802	18,483,549
4.38%, 02/19/43[a]	13,257	12,125,278
6.15%, 02/27/37	17,248	19,687,336

		2,280,735,336
TRANSPORTATION — 0.83%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)[a]	950	951,188
3.85%, 09/01/23 (Call 06/01/23)	11,204	11,886,339
3.90%, 08/01/46 (Call 02/01/46)[a]	8,975	8,825,881
4.15%, 04/01/45 (Call 10/01/44)	11,776	11,965,907
4.45%, 03/15/43 (Call 09/15/42)[a]	12,386	13,050,153
4.55%, 09/01/44 (Call 03/01/44)	15,210	16,398,522
4.90%, 04/01/44 (Call 10/01/43)	9,630	10,869,824
5.75%, 05/01/40 (Call 11/01/39)	11,642	14,334,286
Canadian Pacific Railway Co.
6.13%, 09/15/15 (Call 03/15/15)[a]	10,673	12,827,618
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)[a]	2,460	2,315,770

180	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Security	Principal or Shares (000s)	Value
3.80%, 11/01/46 (Call 05/01/46)	$4,670	$4,333,766
4.10%, 03/15/44 (Call 09/15/43)[a]	10,570	10,282,498
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)[a]	6,210	6,198,928
4.00%, 01/15/24	8,299	8,798,878
4.40%, 01/15/47 (Call 07/15/46)[a]	8,500	8,443,064
4.55%, 04/01/46 (Call 10/01/45)	15,710	16,073,204
4.75%, 11/15/45 (Call 05/15/45)	18,370	19,259,608
5.10%, 01/15/44	13,549	14,786,383
Union Pacific Corp.
3.80%, 10/01/51 (Call 04/01/51)	6,590	6,305,127
4.16%, 07/15/22 (Call 04/15/22)[a]	9,458	10,180,307
United Parcel Service Inc.
2.45%, 10/01/22[a]	11,941	11,965,653
3.13%, 01/15/21[a]	17,031	17,660,580
6.20%, 01/15/38	16,815	22,263,748

		259,977,232
WATER — 0.00%
American Water Capital Corp.
6.59%, 10/15/37	965	1,289,064

		1,289,064

TOTAL CORPORATE BONDS & NOTES
(Cost: $31,266,555,081)		30,890,333,686

SHORT-TERM INVESTMENTS — 9.17%

MONEY MARKET FUNDS — 9.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.98%[d,e,f]	2,651,900	2,652,961,088
BlackRock Cash Funds: Treasury, SL Agency Shares
0.47%[d,e]	212,138	212,138,298

		2,865,099,386

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,864,183,437)		2,865,099,386

Value
TOTAL INVESTMENTS IN SECURITIES — 108.06%
(Cost: $34,130,738,518)[g]	$33,755,433,072
Other Assets, Less Liabilities — (8.06)%	(2,517,240,066)

NET ASSETS — 100.00%	$31,238,193,006

VRN — Variable Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $34,139,743,080. Net unrealized depreciation was $384,310,008, of which $136,429,762 represented gross unrealized appreciation on securities and $520,739,770 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	181

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended February 28, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of year (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of year (000s)	Value at end of year	Interest income	Net realized gain (loss)
PNC Bank N.A.
2.15%, 04/29/21	$—	$16,970	$(300)	$16,670	$16,505,304	$187,546	$(885)
2.20%, 01/28/19	6,275	—	(6,275)	—	—	2,602	(53,213)
2.25%, 07/02/19	7,750	1,400	(9,150)	—	—	78,263	157,912
2.30%, 06/01/20	—	9,050	(20)	9,030	9,070,802	35,989	(391)
2.40%, 10/18/19	12,750	3,000	(12,030)	3,720	3,766,187	249,048	151,409
2.45%, 11/05/20	2,400	9,950	(5,440)	6,910	6,950,637	174,320	(9,863)
2.55%, 12/09/21	—	8,500	(40)	8,460	8,457,408	39,155	(369)
2.60%, 07/21/20	11,000	1,880	(5,440)	7,440	7,529,061	262,025	38,374
2.70%, 11/01/22	9,587	9,275	(12,370)	6,492	6,455,534	347,919	(7,426)
2.95%, 01/30/23	7,300	5,113	(60)	12,353	12,353,414	235,321	(171)
2.95%, 02/23/25	17,300	6,500	(11,470)	12,330	12,213,507	525,041	289,824
3.25%, 06/01/25	—	13,480	(240)	13,240	13,379,932	104,367	(587)
3.80%, 07/25/23	15,653	8,000	(13,630)	10,023	10,488,263	344,252	662,082
PNC Financial Services Group Inc. (The)
3.30%, 03/08/22[a]	9,569	2,750	(2,090)	10,229	10,566,238	291,457	73,846
3.90%, 04/29/24	12,540	3,100	(5,380)	10,260	10,627,282	483,668	321,404
4.38%, 08/11/20[a]	10,724	50	(2,070)	8,704	9,284,792	273,114	111,587
5.13%, 02/08/20[a]	3,965	1,100	(40)	5,025	5,442,429	133,297	1,064

					$143,090,790	$3,767,384	$1,734,597

[a]	Security name at the beginning of the year was PNC Funding Corp.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$30,890,333,686	$—	$30,890,333,686
Money market funds	2,865,099,386	—	—	2,865,099,386

Total	$2,865,099,386	$30,890,333,686	$—	$33,755,433,072

See notes to financial statements.

182	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2017

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$18,239,893,331	$31,122,697,890
Affiliated (Note 2)	5,118,428,075	3,008,040,628

Total cost of investments	$23,358,321,406	$34,130,738,518

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$18,176,865,396	$30,747,242,896
Affiliated (Note 2)	5,120,059,646	3,008,190,176

Total fair value of investments	23,296,925,042	33,755,433,072
Cash	807,948	1,969
Receivables:
Investment securities sold	32,516,449	99,757,387
Due from custodian (Note 4)	21,892,714	10,653,946
Dividends and interest	305,209,539	311,860,875
Capital shares sold	—	15,859,968

Total Assets	23,657,351,692	34,193,567,217

LIABILITIES
Payables:
Investment securities purchased	132,191,019	300,126,605
Collateral for securities on loan (Note 1)	4,922,149,765	2,651,786,108
Capital shares redeemed	1,086,439	146,711
Securities related to in-kind transactions (Note 4)	494,911	—
Investment advisory fees (Note 2)	6,930,926	3,314,787

Total Liabilities	5,062,853,060	2,955,374,211

NET ASSETS	$18,594,498,632	$31,238,193,006

Net assets consist of:
Paid-in capital	$19,338,639,058	$31,652,588,981
Undistributed net investment income	81,280,724	75,158,186
Accumulated net realized loss	(764,024,786)	(114,248,715)
Net unrealized depreciation	(61,396,364)	(375,305,446)

NET ASSETS	$18,594,498,632	$31,238,193,006

Shares outstanding[b]	211,100,000	263,800,000

Net asset value per share	$88.08	$118.42

[a]	Securities on loan with values of $4,694,244,703 and $2,557,077,078, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	183

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2017

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$499,585	$324,646
Interest — unaffiliated	971,160,835	988,504,096
Interest — affiliated (Note 2)	—	3,767,384
Securities lending income — affiliated — net (Note 2)	24,362,507	9,083,144

Total investment income	996,022,927	1,001,679,270

EXPENSES
Investment advisory fees (Note 2)	82,652,331	43,549,933

Total expenses	82,652,331	43,549,933

Net investment income	913,370,596	958,129,337

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(306,097,257)	17,438,316
Investments — affiliated (Note 2)	173,886	484,672
In-kind redemptions — unaffiliated	469,617,092	632,300,067
In-kind redemptions — affiliated (Note 2)	—	1,508,956
Realized gain distributions from affiliated funds	11,174	10,544

Net realized gain	163,704,895	651,742,555

Net change in unrealized appreciation/depreciation	1,590,409,253	47,173,262

Net realized and unrealized gain	1,754,114,148	698,915,817

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,667,484,744	$1,657,045,154

See notes to financial statements.

184	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBoxx $ High Yield Corporate Bond ETF		iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$913,370,596	$817,123,862	$958,129,337	$776,260,988
Net realized gain (loss)	163,704,895	(550,544,427)	651,742,555	(23,933,659)
Net change in unrealized appreciation/depreciation	1,590,409,253	(1,614,136,767)	47,173,262	(1,243,443,520)

Net increase (decrease) in net assets resulting from operations	2,667,484,744	(1,347,557,332)	1,657,045,154	(491,116,191)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(894,276,174)	(826,678,362)	(950,827,137)	(766,535,606)

Total distributions to shareholders	(894,276,174)	(826,678,362)	(950,827,137)	(766,535,606)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,246,586,037	15,759,326,271	25,263,588,527	21,273,520,436
Cost of shares redeemed	(24,969,218,372)	(16,062,347,566)	(19,802,911,391)	(16,988,727,472)

Net increase (decrease) in net assets from capital share transactions	1,277,367,665	(303,021,295)	5,460,677,136	4,284,792,964

INCREASE (DECREASE) IN NET ASSETS	3,050,576,235	(2,477,256,989)	6,166,895,153	3,027,141,167

NET ASSETS
Beginning of year	15,543,922,397	18,021,179,386	25,071,297,853	22,044,156,686

End of year	$18,594,498,632	$15,543,922,397	$31,238,193,006	$25,071,297,853

Undistributed net investment income included in net assets at end of year	$81,280,724	$62,175,544	$75,158,186	$67,846,436

SHARES ISSUED AND REDEEMED
Shares sold	310,500,000	188,200,000	210,900,000	183,000,000
Shares redeemed	(295,900,000)	(188,200,000)	(165,500,000)	(146,100,000)

Net increase in shares outstanding	14,600,000	—	45,400,000	36,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	185

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond ETF
	Year ended Feb. 28, 2017	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013
Net asset value, beginning of year	$79.10	$91.71	$94.64	$93.71	$91.40

Income from investment operations:
Net investment income[a]	4.64	4.79	4.96	5.58	6.15
Net realized and unrealized gain (loss)[b]	8.89	(12.62)	(2.89)	0.98	2.31

Total from investment operations	13.53	(7.83)	2.07	6.56	8.46

Less distributions from:
Net investment income	(4.55)	(4.78)	(5.00)	(5.63)	(6.15)

Total distributions	(4.55)	(4.78)	(5.00)	(5.63)	(6.15)

Net asset value, end of year	$88.08	$79.10	$91.71	$94.64	$93.71

Total return	17.54%	(8.76)%	2.22%	7.31%	9.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$18,594,499	$15,543,922	$18,021,179	$13,580,859	$15,077,490
Ratio of expenses to average net assets	0.49%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.46%	5.60%	5.37%	6.01%	6.73%
Portfolio turnover rate[c]	13%	11%	11%	11%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

186	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended Feb. 28, 2017	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013
Net asset value, beginning of year	$114.80	$121.46	$117.02	$120.06	$116.86

Income from investment operations:
Net investment income[a]	3.88	4.00	4.06	4.25	4.60
Net realized and unrealized gain (loss)[b]	3.63	(6.70)	4.42	(2.94)	3.22

Total from investment operations	7.51	(2.70)	8.48	1.31	7.82

Less distributions from:
Net investment income	(3.89)	(3.96)	(4.04)	(4.35)	(4.61)
Net realized gain	—	—	—	—	(0.01)

Total distributions	(3.89)	(3.96)	(4.04)	(4.35)	(4.62)

Net asset value, end of year	$118.42	$114.80	$121.46	$117.02	$120.06

Total return	6.57%	(2.19)%	7.35%	1.19%	6.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$31,238,193	$25,071,298	$22,044,157	$16,898,301	$24,037,003
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	3.24%	3.44%	3.42%	3.66%	3.87%
Portfolio turnover rate[c]	11%	13%	9%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	187

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBoxx $ High Yield Corporate Bond	Diversified
iBoxx $ Investment Grade Corporate Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services

188	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	189

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of February 28, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of February 28, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

190	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of February 28, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBoxx $ High Yield Corporate Bond
Barclays Capital Inc.	$614,071,338	$614,071,338	$—
BMO Capital Markets	171,386,055	171,386,055	—
BNP Paribas New York Branch	17,252,319	17,252,319	—
BNP Paribas Prime Brokerage Inc.	51,621,008	51,621,008	—
BNP Paribas Prime Brokerage International Ltd.	71,050,830	71,050,830	—
Citigroup Global Markets Inc.	713,433,760	713,433,760	—
Credit Suisse Securities (USA) LLC	263,785,945	263,785,945	—
Deutsche Bank Securities Inc.	407,200,560	407,200,560	—
Goldman Sachs & Co.	254,495,119	254,495,119	—
HSBC Securities (USA) Inc.	14,426,674	14,426,674	—
ING Financial Markets LLC	12,014,363	12,014,363	—
Jefferies LLC	82,802,542	82,802,542	—
JPMorgan Securities LLC	872,727,259	872,727,259	—
Merrill Lynch, Pierce, Fenner & Smith	167,417,690	167,417,690	—
Morgan Stanley & Co. LLC	221,856,308	221,856,308	—
MUFG Securities Americas Inc.	546,863	546,863	—
RBC Capital Markets LLC	245,295,822	245,295,822	—
Scotia Capital (USA) Inc.	13,813,058	13,813,058	—
SG Americas Securities LLC	212,891,987	212,891,987	—
State Street Bank & Trust Company	10,452,334	10,452,334	—
UBS Securities LLC	189,657,196	189,657,196	—
Wells Fargo Securities LLC	86,045,673	86,045,673	—

	$4,694,244,703	$4,694,244,703	$—

NOTES TO FINANCIAL STATEMENTS	191

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBoxx $ Investment Grade Corporate Bond
Barclays Capital Inc.	$128,471,878	$128,471,878	$—
BMO Capital Markets	9,092,368	9,092,368	—
BNP Paribas New York Branch	2,978,911	2,978,911	—
BNP Paribas Prime Brokerage Inc.	28,093,131	28,093,131	—
BNP Paribas Prime Brokerage International Ltd.	49,369,590	49,369,590	—
Citigroup Global Markets Inc.	121,546,904	121,546,904	—
Credit Suisse Securities (USA) LLC	93,654,646	93,654,646	—
Deutsche Bank Securities Inc.	45,683,096	45,683,096	—
Goldman Sachs & Co.	397,645,501	397,645,501	—
HSBC Securities (USA) Inc.	180,740,240	180,740,240	—
ING Financial Markets LLC	6,171,618	6,171,618	—
Jefferies LLC	66,550,300	66,550,300	—
JPMorgan Securities LLC	405,736,447	405,736,447	—
Merrill Lynch, Pierce, Fenner & Smith	176,725,438	176,725,438	—
Morgan Stanley & Co. LLC	154,409,601	154,409,601	—
MUFG Securities Americas Inc.	69,260,174	69,260,174	—
RBC Capital Markets LLC	130,303,772	130,303,772	—
RBS Securities Inc.	12,421,579	12,421,579	—
Scotia Capital (USA) Inc.	10,364,054	10,364,054	—
SG Americas Securities LLC	181,795,079	181,795,079	—
State Street Bank & Trust Company	1,070,463	1,070,463	—
UBS Securities LLC	123,720,132	123,720,132	—
Wells Fargo Securities LLC	161,272,156	161,272,156	—

	$2,557,077,078	$2,557,077,078	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Trustees).

192	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $19 billion
0.4750	[a]	Over $19 billion, up to and including $33 billion
0.4513	[a]	Over $33 billion, up to and including $47 billion[b]
0.4287	[a]	Over $47 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was amended effective July 1, 2016.

For its investment advisory services to the iShares iBoxx $ Investment Grade Corporate Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.1500%		First $121 billion
0.1425	[a]	Over $121 billion, up to and including $181 billion
0.1354	[a]	Over $181 billion, up to and including $231 billion
0.1287	[a]	Over $231 billion, up to and including $281 billion
0.1222	[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	193

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended February 28, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBoxx $ High Yield Corporate Bond	$7,084,213
iBoxx $ Investment Grade Corporate Bond	3,057,252

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 28, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$—	$111,953,277
iBoxx $ Investment Grade Corporate Bond	282,963,210	788,507,981

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2017 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$—	$—	$3,243,637,059	$2,176,524,716
iBoxx $ Investment Grade Corporate Bond	14,467,969	53,295,749	4,426,841,713	3,234,189,359

In-kind transactions (see Note 4) for the year ended February 28, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBoxx $ High Yield Corporate Bond	$24,584,810,590	$24,238,507,974
iBoxx $ Investment Grade Corporate Bond	23,911,121,116	19,450,930,889

194	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate

NOTES TO FINANCIAL STATEMENTS	195

Notes to Financial Statements (Continued)

iSHARES® TRUST

changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of February 28, 2017, attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBoxx $ High Yield Corporate Bond	$460,939,695	$10,758	$(460,950,453)
iBoxx $ Investment Grade Corporate Bond	626,769,771	9,550	(626,779,321)

196	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016 was as follows:

iShares ETF	2017	2016
iBoxx $ High Yield Corporate Bond
Ordinary income	$894,276,174	$826,678,362

iBoxx $ Investment Grade Corporate Bond
Ordinary income	$950,827,137	$766,535,606

As of February 28, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBoxx $ High Yield Corporate Bond	$81,280,724	$(763,658,492)	$(61,762,658)	$(744,140,426)
iBoxx $ Investment Grade Corporate Bond	75,158,186	(105,244,153)	(384,310,008)	(414,395,975)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of February 28, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Total
iBoxx $ High Yield Corporate Bond	$763,480,673	$177,819	$763,658,492
iBoxx $ Investment Grade Corporate Bond	105,244,153	—	105,244,153

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	197

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares iBoxx $ High Yield Corporate Bond ETF and

iShares iBoxx $ Investment Grade Corporate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of February 28, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 19, 2017

198	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted modestly positive returns for the 12 months ended October 31, 2017 (“reporting period”), reflecting improving economic growth and rising interest rates in virtually all major bond markets. The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 1.18% in U.S. dollar terms for the reporting period.

Regionally, European bond markets posted the strongest returns among developed markets for the reporting period. European corporate bonds performed particularly well, benefiting from better economic conditions and stronger corporate earnings throughout Europe. The Eurozone economy expanded for the 12 months ended September 2017, its fastest growth rate in more than six years, and the jobless rate in September 2017 was the lowest since February 2009. The European Central Bank (“ECB”) elected to keep interest rates at historically low levels throughout the reporting period, though the ECB announced late in the reporting period that it plans to taper its quantitative easing program beginning in 2018. Currency fluctuations also contributed meaningfully to European bond performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period.

In the U.S. bond market, economically sensitive corporate bonds performed well during the reporting period, benefiting from improving growth, healthy corporate profits, and strong investor demand for their comparatively higher yields. In contrast, U.S. Treasury securities declined and were the weakest performers among the broad market segments. The poor performance of U.S. Treasury bonds reflected concerns about the expected effect of the new presidential administration’s proposed tax cuts and fiscal stimulus policies. In addition, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term U.S. Treasury yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. These actions were made possible by improvement in the U.S. economy, led by strength in the job market, where the unemployment rate reached its lowest level in more than 16 years.

Bond markets in the Asia-Pacific region rose modestly in U.S. dollar terms for the reporting period, reflecting modest economic growth, low inflation, and accommodative monetary policies in many countries. In fundamental terms, however, conditions were generally supportive of Japanese bond performance, as Japanese economic growth was 1.4% for the year ended in June, while consumer prices rose just 0.7% for the 12 months ended in September 2017. In that environment, the Bank of Japan maintained its economic stimulus measures, targeting negative short-term interest rates and zero percent yields on longer-term bonds. However, Japanese bond market performance was hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

The performance of inflation-linked securities during the reporting period was also noteworthy. U.S. Treasury inflation-indexed bonds declined as interest rates rose and inflation was generally modest — the U.S. consumer price index rose 2.2% for the 12 months ended September 2017, well below the long-term historical average. In contrast, European government inflation-linked bonds were among the strongest performers in global bond markets for the reporting period. This reflected a surge in U.K. inflation, where consumer prices rose at their fastest rate in more than five years.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	9.57%	6.29%	9.57%	14.91%
Fund Market	9.61%	6.30%	9.61%	14.95%
J.P. Morgan EMBI Global Core Swap Hedged Index	10.05%	6.64%	10.05%	15.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBI® Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBI® Global Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,034.40	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares J.P. Morgan USD Emerging Markets Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 9.57%, net of fees.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Latin American bonds made the most significant contribution to the Fund’s return for the reporting period, led by Argentina, Mexico, and Brazil. Argentina’s president, Mauricio Macri, made strides in his dual pledge to reduce inflation and stimulate economic growth during the reporting period. Having emerged from default in the previous reporting period, Argentina issued a 100-year bond yielding 7.9%, which was met with strong demand in an environment of low global bond yields. In Mexico, the U.S. presidential election and Donald Trump’s proposed trade policies initially drove Mexican bond yields up and the Mexican peso down, but slow progress and softer trade rhetoric alleviated concerns, helping Mexican bonds rebound for the reporting period. Brazilian bonds benefited from a declining inflation rate and the anticipation of future reductions in interest rates by the central bank, despite concerns surrounding political crises.

European bonds also contributed meaningfully to the Fund’s performance for the reporting period, led by Ukraine. The country’s first sovereign bond issue since restructuring its debt in 2015 attracted strong investor demand, benefiting from continued investor appetite for yield. Russian Federation bonds also contributed to the Fund’s return.

Bonds from the Middle East and Asia were noteworthy contributors to the Fund’s performance for the reporting period as well, driven by Kazakhstan and Indonesia. Africa’s contribution to the Fund’s return was led by Zambia.

Increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates typically detracts from bond fund performance. Conversely, falling rates usually tend to increase bond prices. An interest rate hedged fund attempts to mitigate these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

Rising interest rates during the reporting period meant that hedging activity contributed positively to the Fund’s return. The Fund’s interest rate hedge seeks near-zero interest rate sensitivity and was successful within its targeted range. As a result, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund’s return fluctuated based on direct exposure to the yield premium of emerging market bonds, independent of rising interest rates during the reporting period.

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Aa	0.66%
A	16.29
Baa	33.73
Ba	21.74
B	15.38
Caa	4.31
Not Rated	7.89

TOTAL	100.00%

TEN LARGEST COUNTRIES 1

As of 10/31/17

Country	Percentage of Total Investments [3]

Mexico	6.17%
Indonesia	4.96
Russia	4.36
Turkey	4.34
China	4.00
Argentina	3.99
Philippines	3.98
Brazil	3.87
Colombia	3.54
Peru	3.28

TOTAL	42.49%

[1]	Table shown is for the iShares J.P. Morgan USD Emerging Markets Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 96.96%

EXCHANGE-TRADED FUNDS — 96.96%
iShares J.P. Morgan USD Emerging Markets Bond ETF[a]	22,057	$2,564,126

		2,564,126

TOTAL INVESTMENT COMPANIES (Cost: $2,488,438)		2,564,126

SHORT-TERM INVESTMENTS — 0.63%

MONEY MARKET FUNDS — 0.63%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[a,b]	16,670	16,670

		16,670

TOTAL SHORT-TERM INVESTMENTS (Cost: $16,670)		16,670

Value
TOTAL INVESTMENTS IN SECURITIES — 97.59% (Cost: $2,505,108)[c]	$2,580,796
Other Assets, Less Liabilities — 2.41%	63,608

NET ASSETS — 100.00%	$2,644,404

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,505,246. Net unrealized appreciation was $110,304, of which $110,912 represented gross unrealized appreciation on investments and $608 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16	Shares purchased		Shares sold	Shares held at 10/31/17	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$165	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	92,850	—		(76,180)[b]	16,670	16,670	8	—	441
iShares J.P. Morgan USD Emerging Markets Bond ETF	20,552	23,487		(21,982)	22,057	2,564,126	106,632	(24,177)	127,693

						$2,580,796	$106,805	$(24,177)	$128,134

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2017

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2017 were as follows:

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.01%	Semi-annual	3-month LIBOR	Quarterly	12/08/2018	$(450)	$3,236	$2,401	$835
1.17%	Semi-annual	3-month LIBOR	Quarterly	12/08/2021	(1,167)	39,640	25,689	13,951
1.44%	Semi-annual	3-month LIBOR	Quarterly	12/08/2026	(806)	60,060	48,718	11,342
2.41%	Semi-annual	3-month LIBOR	Quarterly	06/19/2037	(332)	9,440	344	9,096
1.77%	Semi-annual	3-month LIBOR	Quarterly	12/08/2046	(132)	24,258	24,728	(470)

						$136,634	$101,880	$34,754

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$2,564,126	$—	$—	$2,564,126
Money market funds	16,670	—	—	16,670

Total	$2,580,796	$—	$—	$2,580,796

Derivative financial instruments[a]:
Assets:
Centrally cleared interest rate swaps	$—	$35,224	$—	$35,224
Liabilities:
Centrally cleared interest rate swaps	—	(470)	—	(470)

Total	$—	$34,754	$—	$34,754

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$2,505,108

Total cost of investments in securities	$2,505,108

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$2,580,796
Cash pledged for centrally cleared swaps	64,000
Receivables:
Dividends	56

Total Assets	2,644,852

LIABILITIES
Payables:
Investment advisory fees (Note 2)	224
Variation margin on centrally cleared swaps	224

Total Liabilities	448

NET ASSETS	$2,644,404

Net assets consist of:
Paid-in capital	$2,563,166
Accumulated net realized loss	(29,204)
Net unrealized appreciation	110,442

NET ASSETS	$2,644,404

Shares outstanding[a]	100,000

Net asset value per share	$26.44

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$128,134
Securities lending income — affiliated — net (Note 2)	2,434

Total investment income	130,568

EXPENSES
Investment advisory fees (Note 2)	22,147
Proxy fees	56

Total expenses	22,203
Less investment advisory fees waived (Note 2)	(19,250)

Net expenses	2,953

Net investment income	127,615

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	123
In-kind redemptions — affiliated (Note 2)	106,674
Swap agreements	97,210
Realized gain distributions from affiliated funds	8

Net realized gain	204,015

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	(24,177)
Swap agreements	(10,892)

Net change in unrealized appreciation/depreciation	(35,069)

Net realized and unrealized gain	168,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$296,561

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$127,615	$117,337
Net realized gain (loss)	204,015	(149,146)
Net change in unrealized appreciation/depreciation	(35,069)	210,104

Net increase in net assets resulting from operations	296,561	178,295

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(114,001)	(88,749)
Return of capital	—	(2,962)

Total distributions to shareholders	(114,001)	(91,711)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,536,871	—
Cost of shares redeemed	(2,581,258)	—

Net decrease in net assets from capital share transactions	(44,387)	—

INCREASE IN NET ASSETS	138,173	86,584

NET ASSETS
Beginning of year	2,506,231	2,419,647

End of year	$2,644,404	$2,506,231

SHARES ISSUED AND REDEEMED
Shares sold	100,000	—
Shares redeemed	(100,000)	—

Net increase (decrease) in shares outstanding	—	—

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Jul. 22, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.06	$24.20	$25.05

Income from investment operations:
Net investment income[b]	1.11	1.17	0.33
Net realized and unrealized gain (loss)[c]	1.24	0.61	(0.95)

Total from investment operations	2.35	1.78	(0.62)

Less distributions from:
Net investment income	(0.97)	(0.89)	(0.23)
Return of capital	—	(0.03)	(0.00)[d]

Total distributions	(0.97)	(0.92)	(0.23)

Net asset value, end of period	$26.44	$25.06	$24.20

Total return	9.57%	7.49%	(2.43)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,644	$2,506	$2,420
Ratio of expenses to average net assets[f,g]	0.10%	0.10%	0.12%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets[f]	4.32%	4.82%	4.86%
Portfolio turnover rate[h,i]	2%	3%	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 49 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Emerging Markets Bond	Non-diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Fund. The financial statements and schedules of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.75%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is the Fund’s total annual operating expenses. BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $813.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $257,173 and $49,960, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $2,381,820 and $2,464,471, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	INTEREST RATE SWAPS

Interest rate swaps are used by the Fund to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. The Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is recorded on the statement of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statement of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

The following table shows the value of interest rate swaps held by the Fund as of October 31, 2017 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$35,224

[a]	Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

Liabilities
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of – net unrealized appreciation[b]	$470

[b]	Represents cumulative depreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on interest rate swaps held by the Fund during the year ended October 31, 2017 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Centrally cleared interest rate swaps:
Swap agreements	$97,210	$(10,892)

For the year ended October 31, 2017, the average quarter-end notional amount of open interest rate swaps for the Fund (where the Fund pays the fixed rate) was $2,933,338.

6.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to the accounting for swap agreements, distributions paid in excess of taxable income, and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/ Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$ 105,541	$(13,614)	$(91,927)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$114,001	$88,749
Return of capital	—	2,962

	$114,001	$91,711

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$(29,066)	$110,304	$81,238

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $29,066 available to offset future realized capital gains.

For the year ended October 31, 2017, the Fund utilized $112,226 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and the

Shareholders of the iShares Interest Rate Hedged Emerging Markets Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Interest Rate Hedged Emerging Markets Bond ETF (constituting a fund of the iShares U.S. ETF Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period July 22, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Tax Information (Unaudited)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

For the fiscal year ended October 31, 2017, the Fund intends to pass through to its shareholders foreign source income of $127,693 earned by the underlying fund.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

comparison with its benchmark index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s strategy and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Proxy Results

A special meeting of the shareholders of each series of iShares U.S. ETF Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	49,298,818	57,986
Richard L. Fagnani	49,294,053	62,752
Drew E. Lawton	49,296,485	60,320
Madhav V. Rajan	49,289,721	67,084
Mark Wiedman	49,289,957	66,848

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.954176	$—	$0.015696	$0.969872	98%	—%	2%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	29

Supplemental Information (Unaudited) (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 22, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.18%
Greater than 1.0% and Less than 1.5%	3	0.54
Greater than 0.5% and Less than 1.0%	10	1.81
Greater than 0.0% and Less than 0.5%	236	42.60
At NAV	16	2.89
Less than 0.0% and Greater than –0.5%	286	51.62
Less than –0.5% and Greater than –1.0%	1	0.18
Less than –1.0%	1	0.18

	554	100.00%

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares U.S. ETF Trust, iShares, Inc. and iShares Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman[b] (46)	Trustee (since 2013)	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Director of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015);

Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

Audited Financial Statements

October 31, 2017

iShares Trust

iShares J.P. Morgan USD Emerging Markets Bond ETF  |  EMB  |  NASDAQ

Schedule of Investments

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 16.22%

AZERBAIJAN — 0.52%
Southern Gas Corridor CJSC
6.88%, 03/24/26[b]	$54,900	$62,075,430

		62,075,430
CHILE — 1.05%
Corp. Nacional del Cobre de Chile
3.63%, 08/01/27 (Call 05/01/27)[b]	33,500	33,709,875
4.50%, 09/16/25[b]	44,034	47,369,576
4.50%, 08/01/47 (Call 02/01/47)[b]	41,700	43,972,163

		125,051,614
CHINA — 3.47%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	10,659	10,838,807
China Development Bank
2.13%, 06/01/21[b]	9,644	9,468,543
2.50%, 10/09/20[b]	24,239	24,182,249
2.63%, 01/24/22[b]	13,850	13,804,295
China Development Bank Corp./Hong Kong
FRN, (3 mo. LIBOR US + 0.70%)
2.02%, 03/06/22[b,c]	13,800	13,801,670
China Great Wall International Holdings III Ltd.
3.13%, 08/31/22[b]	8,800	8,795,778
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22[b]	18,000	18,088,551
4.13%, 07/19/27[b]	14,500	14,806,871
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[b]	13,671	14,797,860
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	15,293	16,172,347
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22[b]	16,002	16,761,023
4.88%, 05/17/42[b]	12,609	14,289,376
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	21,025	22,697,644

Security	Principal (000s)	Value
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[b]	$21,311	$22,938,052
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[b]	32,482	32,531,808
3.25%, 04/28/25[b]	23,447	23,511,737
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21[b]	15,650	15,274,068
Sinopec Group Overseas Development 2017 Ltd.
2.38%, 04/12/20[b]	6,300	6,292,821
3.00%, 04/12/22[b]	10,600	10,696,407
3.63%, 04/12/27[b]	18,700	19,175,167
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	10,885	11,009,274
State Grid Overseas Investment 2014 Ltd.
4.13%, 05/07/24[b]	18,984	20,251,448
State Grid Overseas Investment 2016 Ltd.
2.75%, 05/04/22[b]	9,700	9,730,064
3.50%, 05/04/27[b]	32,428	33,154,428
Three Gorges Finance I Cayman Islands Ltd.
3.15%, 06/02/26[b]	11,234	11,145,083

		414,215,371
INDONESIA — 1.10%
Majapahit Holding BV
7.75%, 01/20/20[b]	4,474	4,944,486
Pelabuhan Indonesia II PT
4.25%, 05/05/25[b]	9,900	10,257,737
Pertamina Persero PT
4.30%, 05/20/23[b]	12,642	13,353,112
4.88%, 05/03/22[b]	9,844	10,569,995
5.25%, 05/23/21[b]	7,927	8,549,190
5.63%, 05/20/43[b]	13,021	14,255,000
6.00%, 05/03/42[b]	13,630	15,597,354
6.45%, 05/30/44[b]	13,555	16,361,292
Perusahaan Listrik Negara PT
4.13%, 05/15/27[b]	16,050	16,175,342

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.25%, 10/24/42[b]	$10,960	$11,526,632
5.50%, 11/22/21[b]	8,880	9,701,400

		131,291,540
KAZAKHSTAN — 1.58%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	29,637	30,118,601
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	28,055	31,421,600
KazMunayGas National Co. JSC
4.75%, 04/19/27[b]	22,600	23,114,750
5.75%, 04/19/47[b]	34,976	35,217,921
6.38%, 04/09/21[b]	29,066	31,782,218
7.00%, 05/05/20[b]	33,137	36,119,330

		187,774,420
MALAYSIA — 1.31%
Petronas Capital Ltd.
3.50%, 03/18/25[b]	30,454	31,516,997
4.50%, 03/18/45[b]	41,711	46,510,143
7.88%, 05/22/22[b]	34,283	41,936,783
Petronas Global Sukuk Ltd.
2.71%, 03/18/20[b]	35,995	36,264,962

		156,228,885
MEXICO — 3.52%
Banco Nacional de Comercio Exterior SNC/Cayman Islands
4.38%, 10/14/25[b]	9,524	9,857,340
Comision Federal de Electricidad
4.75%, 02/23/27[b]	7,800	8,170,500
4.88%, 05/26/21[b]	6,786	7,193,160
4.88%, 01/15/24[b]	9,600	10,260,000
Mexico City Airport Trust
3.88%, 04/30/28[b]	200	195,868
3.88%, 04/30/28 (Call 01/30/28)[d]	4,805	4,705,716
4.25%, 10/31/26 (Call 07/31/26)[b]	8,600	8,772,000
5.50%, 10/31/46 (Call 04/30/46)[b]	8,250	8,167,500
5.50%, 07/31/47[b]	5,700	5,652,234
5.50%, 07/31/47 (Call 01/31/47)[d]	14,275	14,155,325

Security	Principal (000s)	Value
Petroleos Mexicanos
3.50%, 07/23/20	$8,911	$9,061,596
3.50%, 01/30/23	15,637	15,266,403
4.25%, 01/15/25	9,018	8,969,528
4.50%, 01/23/26	15,016	14,828,300
4.63%, 09/21/23	16,618	17,000,214
4.88%, 01/24/22	13,101	13,625,040
4.88%, 01/18/24	14,609	14,969,842
5.38%, 03/13/22[b]	5,568	5,907,091
5.50%, 01/21/21	15,691	16,671,688
5.50%, 06/27/44	18,770	16,909,893
5.63%, 01/23/46	22,016	19,960,806
6.00%, 03/05/20	5,100	5,439,150
6.38%, 02/04/21	8,529	9,279,381
6.38%, 01/23/45	19,519	19,418,282
6.50%, 03/13/27[b]	34,432	37,553,261
6.50%, 06/02/41	20,959	21,220,988
6.63%, 06/15/35	18,645	19,664,882
6.75%, 09/21/47	41,998	43,287,339
6.88%, 08/04/26	24,551	27,583,048
FRN, (3 mo. LIBOR US + 3.650%)
4.97%, 03/11/22[b,c]	5,540	6,038,600

		419,784,975
OMAN — 0.70%
Lamar Funding Ltd.
3.96%, 05/07/25[b]	26,871	25,157,974
Oman Sovereign Sukuk SAOC
4.40%, 06/01/24[b]	58,027	58,058,037

		83,216,011
PERU — 0.45%
Petroleos del Peru SA
4.75%, 06/19/32[b]	21,200	21,687,947
5.63%, 06/19/47[b]	30,770	32,380,723

		54,068,670
PHILIPPINES — 0.23%
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/02/24[b]	21,567	27,703,027

		27,703,027
RUSSIA — 0.68%
Russian Railways via RZD Capital PLC
5.70%, 04/05/22[b]	16,699	18,118,415

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23[b]	$18,800	$20,374,500
6.03%, 07/05/22[b]	9,700	10,561,360
6.80%, 11/22/25[b]	13,558	15,388,330
6.90%, 07/09/20[b]	14,878	16,105,435

		80,548,040
SOUTH AFRICA — 0.85%
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	37,469	37,843,690
6.75%, 08/06/23[b]	15,193	15,534,843
7.13%, 02/11/25[b]	26,982	27,622,822
Transnet SOC Ltd.
4.00%, 07/26/22[b]	21,291	20,780,016

		101,781,371
VENEZUELA — 0.76%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	34,276	9,820,131
5.50%, 04/12/37[b]	14,173	4,074,738
6.00%, 05/16/24[b]	35,646	10,069,932
6.00%, 11/15/26[b]	45,819	12,600,225
8.50%, 10/27/20[b]	23,804	19,674,213
9.00%, 11/17/21[b]	23,986	10,523,857
9.75%, 05/17/35[b]	28,988	10,435,764
12.75%, 02/17/22[b]	30,902	13,936,802

		91,135,662

TOTAL CORPORATE BONDS & NOTES
(Cost: $1,943,051,756)		1,934,875,016

FOREIGN GOVERNMENT OBLIGATIONS[a] — 81.83%

ANGOLA — 0.37%
Angolan Government International Bond
9.50%, 11/12/25[b]	41,022	44,611,425

		44,611,425
ARGENTINA — 3.91%
Argentine Republic Government International Bond
2.50%, 12/31/38[e]	61,497	44,124,417
5.63%, 01/26/22	36,816	38,656,800
6.63%, 07/06/28	12,508	13,277,242
6.88%, 04/22/21	58,486	63,837,469

Security	Principal (000s)	Value
6.88%, 01/26/27	$41,647	$45,416,053
7.13%, 07/06/36	17,497	18,818,023
7.13%, 06/28/17[b]	36,695	37,634,720
7.50%, 04/22/26	75,069	84,827,970
7.63%, 04/22/46	31,654	35,499,961
8.28%, 12/31/33	20,265	23,228,822
8.28%, 12/31/33	52,393	61,089,774

		466,411,251
AZERBAIJAN — 0.74%
Republic of Azerbaijan International Bond
3.50%, 09/01/32[b]	25,200	21,737,835
4.75%, 03/18/24[b]	37,944	38,987,460
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	27,399	27,494,760

		88,220,055
BOLIVIA — 0.23%
Bolivian Government International Bond
4.50%, 03/20/28[b]	27,913	27,075,610

		27,075,610
BRAZIL — 3.80%
Banco Nacional de Desenvolvimento Economico e Social
4.75%, 05/09/24[b]	13,728	13,879,982
5.75%, 09/26/23[b]	15,847	17,134,569
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28[b]	17,681	17,946,215
Brazilian Government International Bond
2.63%, 01/05/23	32,159	31,113,833
4.25%, 01/07/25	58,230	59,249,025
4.63%, 01/13/28 (Call 10/13/27)	15,100	15,002,510
4.88%, 01/22/21	39,890	42,632,437
5.00%, 01/27/45	44,849	41,731,995
5.63%, 01/07/41	41,271	41,951,971
5.63%, 02/21/47	16,674	16,957,458
6.00%, 04/07/26	41,688	46,325,790
7.13%, 01/20/37	32,885	39,297,575

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
8.25%, 01/20/34	$21,026	$27,412,648
8.88%, 04/15/24	14,781	18,919,680
10.13%, 05/15/27	16,270	23,469,475

		453,025,163
CHILE — 0.65%
Chile Government International Bond
3.13%, 01/21/26	33,427	34,262,675
3.86%, 06/21/47	42,800	43,444,095

		77,706,770
CHINA — 0.45%
Export-Import Bank of China (The)
2.00%, 04/26/21[b]	10,402	10,188,338
2.63%, 03/14/22[b]	17,250	17,207,462
2.88%, 04/26/26[b]	11,778	11,541,560
3.63%, 07/31/24[b]	14,237	14,794,322

		53,731,682
COLOMBIA — 3.47%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	17,930	17,580,365
3.88%, 04/25/27 (Call 01/25/27)	49,061	49,478,019
4.00%, 02/26/24 (Call 11/26/23)	38,933	40,490,320
4.38%, 07/12/21	29,938	31,734,280
4.50%, 01/28/26 (Call 10/28/25)	26,940	28,664,160
5.00%, 06/15/45 (Call 12/15/44)	71,702	73,781,358
5.63%, 02/26/44 (Call 08/26/43)	44,811	49,964,265
6.13%, 01/18/41	44,689	52,576,608
7.38%, 09/18/37	31,843	41,992,956
8.13%, 05/21/24	21,560	27,435,100

		413,697,431
COSTA RICA — 0.66%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	24,794	24,453,083
7.00%, 04/04/44[b]	27,430	28,561,487

Security	Principal (000s)	Value
7.16%, 03/12/45[b]	$24,660	$26,201,250

		79,215,820
CROATIA — 1.55%
Croatia Government International Bond
5.50%, 04/04/23[b]	40,767	44,996,576
6.00%, 01/26/24[b]	49,202	55,967,275
6.38%, 03/24/21[b]	42,719	47,097,697
6.63%, 07/14/20[b]	600	656,250
6.63%, 07/14/20[b]	33,502	36,642,813

		185,360,611
DOMINICAN REPUBLIC — 2.71%
Dominican Republic International Bond
5.50%, 01/27/25[b]	37,938	40,119,435
5.88%, 04/18/24[b]	28,678	31,187,325
5.95%, 01/25/27[b]	43,525	46,789,375
6.85%, 01/27/45[b]	57,575	64,052,187
6.88%, 01/29/26[b]	41,980	47,962,150
7.45%, 04/30/44[b]	41,268	48,954,165
7.50%, 05/06/21[b]	39,600	43,708,500

		322,773,137
ECUADOR — 2.32%
Ecuador Government International Bond
7.95%, 06/20/24[b]	49,884	50,320,485
8.75%, 06/02/23[b]	27,520	28,905,270
8.88%, 10/23/27[d]	10,130	10,342,988
9.63%, 06/02/27[b]	32,700	35,069,164
9.65%, 12/13/26[b]	46,787	50,412,993
10.50%, 03/24/20[b]	37,572	40,765,620
10.75%, 03/28/22[b]	53,414	60,424,587

		276,241,107
EGYPT — 2.31%
Egypt Government International Bond
5.75%, 04/29/20[b]	32,489	33,707,337
5.88%, 06/11/25[b]	39,263	40,097,339
6.13%, 01/31/22[b]	56,545	59,018,844
7.50%, 01/31/27[b]	56,905	62,951,156
8.50%, 01/31/47[b]	71,177	80,341,039

		276,115,715

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
EL SALVADOR — 0.25%
El Salvador Government International Bond
7.65%, 06/15/35[b]	$28,932	$30,089,280

		30,089,280
ETHIOPIA — 0.22%
Ethiopia International Bond
6.63%, 12/11/24[b]	25,012	25,762,360

		25,762,360
GABON — 0.32%
Gabon Government International Bond
6.38%, 12/12/24[b]	39,341	38,505,004

		38,505,004
GHANA — 0.47%
Ghana Government International Bond
7.88%, 08/07/23[b]	26,638	28,769,132
8.13%, 01/18/26[b]	25,012	27,106,755

		55,875,887
HUNGARY — 3.12%
Hungary Government International Bond
5.38%, 02/21/23	55,506	62,097,337
5.38%, 03/25/24	44,050	50,051,813
5.75%, 11/22/23	59,620	68,563,000
6.25%, 01/29/20	50,665	54,908,194
6.38%, 03/29/21	73,322	81,937,335
7.63%, 03/29/41	35,476	54,633,040

		372,190,719
INDIA — 0.24%
Export-Import Bank of India
3.38%, 08/05/26[b]	28,630	28,319,814

		28,319,814
INDONESIA — 3.76%
Indonesia Government International Bond
3.38%, 04/15/23[b]	16,165	16,407,475
3.75%, 04/25/22[b]	17,423	18,073,401
3.85%, 07/18/27[b]	8,200	8,445,531
4.13%, 01/15/25[b]	21,444	22,432,783
4.35%, 01/08/27[b]	20,239	21,438,566

Security	Principal (000s)	Value
4.63%, 04/15/43[b]	$10,812	$11,194,419
4.75%, 01/08/26[b]	20,319	22,107,275
4.75%, 07/18/47[b]	12,300	13,004,203
4.88%, 05/05/21[b]	4,990	5,360,557
4.88%, 05/05/21[b]	16,097	17,292,363
5.13%, 01/15/45[b]	13,514	14,950,133
5.25%, 01/17/42[b]	20,400	22,794,348
5.25%, 01/08/47[b]	8,607	9,692,859
5.38%, 10/17/23[b]	10,290	11,589,113
5.88%, 03/13/20[b]	13,492	14,621,955
5.88%, 01/15/24[b]	19,486	22,358,042
5.95%, 01/08/46[b]	11,055	13,653,036
6.63%, 02/17/37[b]	16,211	20,807,953
6.75%, 01/15/44[b]	18,016	24,130,991
7.75%, 01/17/38[b]	17,756	25,291,824
8.50%, 10/12/35[b]	17,894	26,700,530
Perusahaan Penerbit SBSN Indonesia III
3.30%, 11/21/22[b]	6,671	6,771,065
3.40%, 03/29/22[b]	11,400	11,613,750
4.15%, 03/29/27[b]	21,800	22,424,570
4.33%, 05/28/25[b]	17,249	18,017,270
4.35%, 09/10/24[b]	9,360	9,867,686
4.55%, 03/29/26[b]	16,800	17,783,976

		448,825,674
IRAQ — 0.81%
Iraq International Bond
5.80%, 01/15/28 (Call 12/17/17)[b]	73,445	69,221,913
6.75%, 03/09/23[b]	27,500	27,603,456

		96,825,369
IVORY COAST — 0.93%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/31/17)[b,e]	46,356	45,602,425
6.13%, 06/15/33[b]	37,066	36,630,899
6.38%, 03/03/28[b]	27,857	28,901,637

		111,134,961
JAMAICA — 1.10%
Jamaica Government International Bond
6.75%, 04/28/28	52,962	61,303,515

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
7.88%, 07/28/45	$26,976	$33,509,483
8.00%, 03/15/39	28,877	35,915,769

		130,728,767
JORDAN — 0.72%
Jordan Government International Bond
5.75%, 01/31/27[b]	24,261	24,230,674
6.13%, 01/29/26[b]	26,219	27,149,223
7.38%, 10/10/47[d]	32,650	34,201,801

		85,581,698
KAZAKHSTAN — 1.52%
Kazakhstan Government International Bond
3.88%, 10/14/24[b]	37,721	38,946,933
4.88%, 10/14/44[b]	23,430	24,279,338
5.13%, 07/21/25[b]	62,101	69,009,736
6.50%, 07/21/45[b]	39,501	49,475,002

		181,711,009
KENYA — 0.44%
Kenya Government International Bond
6.88%, 06/24/24[b]	50,415	52,368,581

		52,368,581
LEBANON — 2.75%
Lebanon Government International Bond
6.00%, 01/27/23[b]	34,640	33,687,400
6.10%, 10/04/22[b]	39,353	38,811,896
6.38%, 03/09/20	34,212	34,682,415
6.60%, 11/27/26[b]	40,375	38,860,937
6.60%, 11/27/26[b]	800	770,000
6.65%, 02/26/30[b]	36,289	34,066,299
6.75%, 11/29/27[b]	30,253	29,118,513
6.85%, 03/23/27[b]	29,327	28,630,813
7.00%, 03/23/32[b]	32,720	31,188,284
8.25%, 04/12/21[b]	54,646	57,924,760

		327,741,317
LITHUANIA — 1.23%
Lithuania Government International Bond
6.13%, 03/09/21[b]	37,175	41,589,531
6.63%, 02/01/22[b]	36,964	43,201,675

Security	Principal (000s)	Value
7.38%, 02/11/20[b]	$55,662	$62,132,708

		146,923,914
MALAYSIA — 1.12%
1MDB Global Investments Ltd.
4.40%, 03/09/23[b]	84,400	80,813,000
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25[b]	24,568	24,838,813
Malaysia Sukuk Global Bhd
3.18%, 04/27/26[b]	27,906	28,475,534

		134,127,347
MEXICO — 2.54%
Mexico Government International Bond
3.50%, 01/21/21	7,078	7,382,354
3.60%, 01/30/25	18,931	19,167,638
3.63%, 03/15/22	18,688	19,463,552
4.00%, 10/02/23	25,170	26,365,575
4.13%, 01/21/26	15,645	16,302,090
4.15%, 03/28/27	25,305	26,304,547
4.35%, 01/15/47	14,120	13,290,450
4.60%, 01/23/46	15,792	15,397,200
4.60%, 02/10/48	8,400	8,215,436
4.75%, 03/08/44	29,504	29,415,488
5.13%, 01/15/20	14,210	15,222,463
5.55%, 01/21/45	17,969	20,080,357
5.75%, 10/12/10	21,852	22,835,340
6.05%, 01/11/40	25,296	29,583,672
6.75%, 09/27/34	15,940	20,682,150
8.30%, 08/15/31	8,517	12,743,561

		302,451,873
MONGOLIA — 0.22%
Mongolia Government International Bond
5.13%, 12/05/22[b]	26,184	25,987,620

		25,987,620
MOROCCO — 0.33%
Morocco Government International Bond
4.25%, 12/11/22[b]	37,280	39,144,000

		39,144,000

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
NIGERIA — 0.40%
Nigeria Government International Bond
7.88%, 02/16/32[b]	$43,171	$47,326,209

		47,326,209
OMAN — 2.03%
Oman Government International Bond
3.63%, 06/15/21[b]	37,168	37,391,008
3.88%, 03/08/22[b]	26,972	27,214,748
4.75%, 06/15/26[b]	66,752	65,817,472
5.38%, 03/08/27[b]	56,309	57,773,034
6.50%, 03/08/47[b]	52,581	54,132,139

		242,328,401
PAKISTAN — 0.61%
Pakistan Government International Bond
8.25%, 04/15/24[b]	25,925	28,865,673
Second Pakistan International Sukuk Co.Ltd./The
6.75%, 12/03/19[b]	5,552	5,781,020
Third Pakistan International Sukuk Co. Ltd. (The)
5.50%, 10/13/21[b]	37,250	37,901,875

		72,548,568
PANAMA — 2.06%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	35,247	36,744,997
3.88%, 03/17/28 (Call 12/17/27)	36,233	37,818,194
4.00%, 09/22/24 (Call 06/22/24)	26,969	28,654,563
4.50%, 05/15/47	34,450	36,458,647
5.20%, 01/30/20	29,913	32,021,866
6.70%, 01/26/36	56,340	74,439,225

		246,137,492
PARAGUAY — 0.26%
Paraguay Government International Bond
6.10%, 08/11/44[b]	26,818	30,572,520

		30,572,520

Security	Principal (000s)	Value
PERU — 2.76%
Peruvian Government International Bond
4.13%, 08/25/27	$41,210	$45,073,438
5.63%, 11/18/50	65,500	82,595,500
6.55%, 03/14/37	36,091	48,506,304
7.35%, 07/21/25	43,627	56,998,675
8.75%, 11/21/33	60,897	96,156,363

		329,330,280
PHILIPPINES — 3.67%
Philippine Government International Bond
3.70%, 03/01/41	34,571	34,354,931
3.70%, 02/02/42	36,830	36,589,868
3.95%, 01/20/40	33,532	34,589,935
4.00%, 01/15/21	29,768	31,442,450
4.20%, 01/21/24	26,838	29,344,401
5.00%, 01/13/37	22,942	27,019,482
5.50%, 03/30/26	19,553	23,231,701
6.38%, 01/15/32	18,870	24,617,236
6.38%, 10/23/34	34,741	46,470,951
7.75%, 01/14/31	33,258	47,750,839
9.50%, 02/02/30	35,606	56,384,949
10.63%, 03/16/25	29,961	45,620,716

		437,417,459
POLAND — 2.63%
Republic of Poland Government International Bond
3.00%, 03/17/23	55,195	56,367,894
3.25%, 04/06/26	46,353	47,395,943
4.00%, 01/22/24	51,546	55,218,652
5.00%, 03/23/22	81,661	89,827,100
5.13%, 04/21/21	59,378	64,870,465

		313,680,054
ROMANIA — 1.53%
Romanian Government International Bond
4.38%, 08/22/23[b]	42,214	45,116,212
4.88%, 01/22/24[b]	31,106	34,177,718
6.13%, 01/22/44[b]	23,842	30,279,340
6.75%, 02/07/22[b]	63,283	73,091,865

		182,665,135

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
RUSSIA — 3.60%
Russian Foreign Bond-Eurobond
4.25%, 06/23/27[b]	$26,800	$27,315,684
4.50%, 04/04/22[b]	13,800	14,697,000
4.75%, 05/27/26[b]	41,600	43,846,400
4.88%, 09/16/23[b]	35,200	38,324,000
5.00%, 04/29/20[b]	35,600	37,602,500
5.25%, 06/23/47[b]	46,200	47,362,845
5.63%, 04/04/42[b]	42,800	47,229,800
5.88%, 09/16/43[b]	16,000	18,260,000
7.50%, 03/31/30[b,e]	84,520	99,416,317
12.75%, 06/24/28[b]	31,760	55,659,400

		429,713,946
SENEGAL — 0.26%
Senegal Government International Bond
6.25%, 05/23/33[b]	30,066	31,101,563

		31,101,563
SERBIA — 0.88%
Serbia International Bond
4.88%, 02/25/20[b]	37,161	38,736,998
7.25%, 09/28/21[b]	57,764	66,428,600

		105,165,598
SLOVAKIA — 0.35%
Slovakia Government International Bond
4.38%, 05/21/22[b]	39,039	42,259,717

		42,259,717
SOUTH AFRICA — 2.29%
Republic of South Africa Government International Bond
4.30%, 10/12/28	44,588	41,132,430
4.67%, 01/17/24	29,223	29,588,287
4.85%, 09/27/27	15,175	14,811,811
4.88%, 04/14/26	24,750	24,564,375
5.00%, 10/12/46	25,079	22,257,613
5.38%, 07/24/44	23,223	21,829,620
5.50%, 03/09/20	30,114	31,770,270
5.65%, 09/27/47	22,085	21,208,697
5.88%, 05/30/22	20,467	22,334,614
5.88%, 09/16/25	40,763	43,412,595

		272,910,312

Security	Principal (000s)	Value
SRI LANKA — 1.71%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	$28,324	$30,235,870
6.20%, 05/11/27[b]	36,900	39,168,063
6.25%, 10/04/20[b]	23,331	24,905,842
6.25%, 07/27/21[b]	25,347	27,343,076
6.83%, 07/18/26[b]	32,614	36,149,358
6.85%, 11/03/25[b]	41,361	45,918,155

		203,720,364
TRINIDAD AND TOBAGO — 0.26%
Trinidad & Tobago Government International Bond
4.50%, 08/04/26[b]	30,762	31,031,167

		31,031,167
TUNISIA — 0.20%
Banque Centrale de Tunisie International Bond
5.75%, 01/30/25[b]	24,618	24,494,910

		24,494,910
TURKEY — 4.26%
Hazine Mustesarligi Varlik Kiralama AS
4.25%, 06/08/21[b]	9,528	9,611,370
4.49%, 11/25/24[b]	10,200	9,996,000
5.00%, 04/06/23[b]	11,010	11,216,438
Turkey Government International Bond
3.25%, 03/23/23	18,326	17,295,163
4.25%, 04/14/26	11,511	10,863,506
4.88%, 10/09/26	31,917	31,158,971
4.88%, 04/16/43	32,172	27,748,350
5.13%, 03/25/22	16,326	16,938,225
5.63%, 03/30/21	25,374	26,769,570
5.75%, 03/22/24	29,363	30,977,965
5.75%, 05/11/47	28,280	26,975,519
6.00%, 03/25/27	32,924	34,693,665
6.00%, 01/14/41	28,306	28,306,000
6.25%, 09/26/22	23,284	25,321,350
6.63%, 02/17/45	31,485	33,610,237
6.75%, 05/30/40	22,618	24,597,075
6.88%, 03/17/36	29,326	32,258,600
7.00%, 06/05/20	10,532	11,400,890

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
7.25%, 03/05/38	$10,377	$11,933,550
7.38%, 02/05/25	33,577	38,571,579
8.00%, 02/14/34	17,287	21,090,140
11.88%, 01/15/30	17,049	26,511,195

		507,845,358
UKRAINE — 3.02%
Ukraine Government International Bond
7.38%, 09/25/32[d]	66,040	65,202,150
7.75%, 09/01/20[b]	34,846	37,110,990
7.75%, 09/01/21[b]	35,259	37,594,909
7.75%, 09/01/22[b]	29,428	31,458,532
7.75%, 09/01/22[b]	250	267,250
7.75%, 09/01/23[b]	34,157	36,291,812
7.75%, 09/01/24[b]	37,106	38,868,535
7.75%, 09/01/25[b]	31,239	32,488,560
7.75%, 09/01/26[b]	38,131	39,274,930
7.75%, 09/01/27[b]	40,884	42,110,520

		360,668,188
URUGUAY — 2.21%
Uruguay Government International Bond
4.38%, 10/27/27	54,032	58,354,560
4.38%, 10/27/27	3,425	3,699,000
4.50%, 08/14/24	42,736	46,795,690
5.10%, 06/18/50	104,595	112,178,138
7.63%, 03/21/36	30,108	42,452,280

		263,479,668
VENEZUELA — 0.79%
Venezuela Government International Bond
6.00%, 12/09/20[b]	15,225	5,937,802
7.00%, 03/31/38[b]	14,668	4,693,760
7.65%, 04/21/25[b]	17,093	5,598,029
8.25%, 10/13/24[b]	25,594	8,509,864
9.00%, 05/07/23[b]	19,635	6,626,813
9.25%, 09/15/27	28,701	10,547,675
9.25%, 05/07/28[b]	23,502	7,755,660
9.38%, 01/13/34	19,224	6,488,213
11.75%, 10/21/26[b]	28,749	11,715,258
11.95%, 08/05/31[b]	34,433	13,738,568
12.75%, 08/23/22[b]	29,007	12,658,616

		94,270,258

Security	Principal or Shares (000s)	Value
VIETNAM — 0.24%
Vietnam Government International Bond
4.80%, 11/19/24[b]	$26,812	$28,729,058

		28,729,058
ZAMBIA — 0.55%
Zambia Government International Bond
8.50%, 04/14/24[b]	31,655	33,870,850
8.97%, 07/30/27[b]	28,849	31,373,287

		65,244,137

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $9,703,923,074)		9,761,121,333

SHORT-TERM INVESTMENTS — 0.32%

MONEY MARKET FUNDS — 0.32%
BlackRock Cash Funds: Treasury,
SL Agency Shares 1.00%[f,g]	37,553	37,553,049

		37,553,049

TOTAL SHORT-TERM INVESTMENTS
(Cost: $37,553,049)		37,553,049

TOTAL INVESTMENTS IN SECURITIES — 98.37%
(Cost: $11,684,527,879)[h]		11,733,549,398
Other Assets, Less Liabilities — 1.63%		194,660,374

NET ASSETS — 100.00%		$11,928,209,772

FRN — Floating Rate Note

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Floating rate security. Rate shown is the rate in effect as of period end.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $11,722,447,160. Net unrealized appreciation was $11,102,238, of which $207,982,724 represented gross unrealized appreciation on investments and $196,880,486 represented gross unrealized depreciation on investments.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares
	27,984	9,569	[b]	—	37,553	$37,553,049	$2,882	$—	$289,838

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$1,934,875,016	$—	$1,934,875,016
Foreign government obligations	—	9,761,121,333	—	9,761,121,333
Money market funds	37,553,049	—	—	37,553,049

Total	$37,553,049	$11,695,996,349	$—	$11,733,549,398

See notes to financial statements.

SCHEDULE OF INVESTMENTS	45

Statement of Assets and Liabilities

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Unaffiliated	$11,646,974,830
Affiliated (Note 2)	37,553,049

Total cost of investments in securities	$11,684,527,879

Investments in securities, at fair value (Note 1):
Unaffiliated	$11,695,996,349
Affiliated (Note 2)	37,553,049
Cash	1,281,399
Receivables:
Investment securities sold	98,819,189
Due from custodian (Note 4)	104,825,129
Dividends and interest	167,907,996
Capital shares sold	2,113,374

Total Assets	12,108,496,485

LIABILITIES
Payables:
Investment securities purchased	174,408,786
Capital shares redeemed	28
Securities related to in-kind transactions (Note 4)	1,975,700
Investment advisory fees (Note 2)	3,902,199

Total Liabilities	180,286,713

NET ASSETS	$11,928,209,772

Net assets consist of:
Paid-in capital	$12,021,058,331
Undistributed net investment income	37,564,496
Accumulated net realized loss	(179,434,574)
Net unrealized appreciation	49,021,519

NET ASSETS	$11,928,209,772

Shares outstanding[a]	102,900,000

Net asset value per share	$115.92

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$289,838
Interest — unaffiliated	527,920,886

Total investment income	528,210,724

EXPENSES
Investment advisory fees (Note 2)	55,642,249
Proxy fees	234,693

Total expenses	55,876,942
Less investment advisory fees waived (Note 2)	(14,533,486)

Net expenses	41,343,456

Net investment income	486,867,268

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(64,159,637)
In-kind redemptions — unaffiliated	120,305,785
Realized gain distributions from affiliated funds	2,882

Net realized gain	56,149,030

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	11,132,447

Net change in unrealized appreciation/depreciation	11,132,447

Net realized and unrealized gain	67,281,477

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$554,148,745

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$486,867,268	$316,108,337
Net realized gain	56,149,030	80,938,376
Net change in unrealized appreciation/depreciation	11,132,447	255,360,546

Net increase in net assets resulting from operations	554,148,745	652,407,259

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(472,368,085)	(321,652,097)

Total distributions to shareholders	(472,368,085)	(321,652,097)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,694,660,077	9,405,191,061
Cost of shares redeemed	(7,497,526,529)	(4,551,094,063)

Net increase in net assets from capital share transactions	2,197,133,548	4,854,096,998

INCREASE IN NET ASSETS	2,278,914,208	5,184,852,160

NET ASSETS
Beginning of year	9,649,295,564	4,464,443,404

End of year	$11,928,209,772	$9,649,295,564

Undistributed net investment income included in net assets at end of year	$37,564,496	$23,062,495

SHARES ISSUED AND REDEEMED
Shares sold	85,200,000	84,000,000
Shares redeemed	(66,400,000)	(41,100,000)

Net increase in shares outstanding	18,800,000	42,900,000

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$114.74	$108.36	$114.15	$110.96	$120.81

Income from investment operations:
Net investment income[a]	5.33	5.39	5.08	4.86	5.00
Net realized and unrealized gain (loss)[b]	1.02	6.57	(5.75)	3.17	(9.77)

Total from investment operations	6.35	11.96	(0.67)	8.03	(4.77)

Less distributions from:
Net investment income	(5.17)	(5.58)	(5.12)	(4.84)	(5.08)

Total distributions	(5.17)	(5.58)	(5.12)	(4.84)	(5.08)

Net asset value, end of year	$115.92	$114.74	$108.36	$114.15	$110.96

Total return	5.74%	11.35%	(0.55)%	7.45%	(4.01)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$11,928,210	$9,649,296	$4,464,443	$5,147,968	$3,850,273
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.59%	0.60%
Ratio of expenses to average net assets prior to waived fees	0.54%	0.59%	0.60%	0.60%	n/a
Ratio of net investment income to average net assets	4.69%	4.81%	4.61%	4.35%	4.30%
Portfolio turnover rate[c]	26%	32%	24%	52%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $19 billion
0.3800	[a]	Over $19 billion, up to and including $33 billion
0.3610	[a]	Over $33 billion, up to and including $47 billion
0.3430	[a]	Over $47 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Prior to August 4, 2017, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $47 billion
0.5145	[a]	Over $47 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The total of the investment advisory fee and any other fund expenses are the Fund’s total annual operating expenses. BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2023 in order to limit total annual operating expenses to 0.40% of average daily net assets. The contractual waiver was terminated effective August 4, 2017, pursuant to a written agreement between the Trust and BFA, and in conjunction with the annual advisory fee reduction from 0.60% to 0.40%.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, the purchase and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $ 99,543,347 and $ 84,656,531, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $3,028,524,860 and $2,686,796,990, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $9,401,000,260 and $7,460,398,396, respectively.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$80,798,328	$2,818	$(80,801,146)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$472,368,085	$321,652,097

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$37,564,496	$(141,515,293)	$11,102,238	$(92,848,559)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2018	Total
$141,419,263	$96,030	$141,515,293

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and the

Shareholders of the iShares J.P. Morgan USD Emerging Markets Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares J.P. Morgan USD Emerging Markets Bond ETF (constituting a fund of the iShares Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

58	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1019-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Short Maturity Bond ETF | NEAR | Cboe BZX
➢	iShares Short Maturity Municipal Bond ETF | MEAR | Cboe BZX
➢	iShares Ultra Short-Term Bond ETF | ICSH | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® SHORT MATURITY BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.57%	1.11%	1.57%	4.65%
Fund Market	1.57%	1.12%	1.57%	4.67%
Bloomberg Barclays Short-Term Government/Corporate Index	0.91%	0.52%	0.91%	2.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/25/13. The first day of secondary market trading was 9/26/13.

The Bloomberg Barclays Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.30	$1.27	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SHORT MATURITY BOND ETF

The iShares Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.57%, net of fees.

The Fed raised interest rates three times during the reporting period. The moves by the Fed and investors’ outlook for additional interest rate increases drove short-term yields higher, generally limiting returns of short-term bonds.

Despite the rise in interest rates, the Fund performed well relative to the Bloomberg Barclays Short-Term Government/Corporate Index for the reporting period. The decision to overweight corporate bonds was an important driver of performance relative to the broader short-term bond market, as corporate bonds outperformed Treasuries for the reporting period. Corporate debt benefitted from the strengthening economic environment, solid corporate earnings growth, and a diminishing risk of default. Within corporate bonds, the Fund’s largest holdings were in the financials sector, which could benefit from tax reform and deregulation. Bank bonds were particular areas of strength, reflecting the fact that stronger economic growth and higher interest rates directly benefit their business.

The Fund’s performance was also helped by a relative overweight towards securitized products. In particular, the Fund was overweight in asset-backed securities and commercial mortgage-backed securities, both of which performed well for the reporting period. Demand from investors seeking higher yields helped support securitized bond prices.

To minimize the negative impact of the Fed’s interest rate increases, the Fund maintained similar or slightly short interest rate sensitivity (that is, less price sensitivity to interest rate changes) relative to the broader short-term bond market for most of the reporting period. By the end of the reporting period, the Fund shifted to a slightly longer interest rate sensitivity relative to the broader market in anticipation of continued low bond market volatility.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/17

Investment Type	Percentage of Total Investments [1]

Corporate Bonds & Notes	61.61%
Asset-backed Securities	32.38
Mortgage-Backed Securities	3.11
Repurchase Agreements	1.03
U.S. Government Agency Obligations	0.68
Commercial Paper	0.64
Certificates Of Deposit	0.55

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	24.50%
Aa	5.13
A	26.72
Baa	30.29
P-1	0.85
P-3	0.35
Not Rated	12.16

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.93%	0.79%	0.93%	2.13%
Fund Market	1.14%	0.81%	1.14%	2.17%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	1.07%	0.75%	1.07%	2.01%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/3/15. The first day of secondary market trading was 3/5/15.

The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,005.10	$1.26	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

The iShares Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and is not expected to exceed 1.5 years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 0.93%, net of fees.

The Fed raised interest rates three times during the reporting period. The moves by the Fed and investors’ outlook for additional interest rate increases drove short-term yields higher, limiting returns of short-term bonds.

Within the municipal bond market, the effect of these interest rate increases was offset to some degree by intense demand from foreign investors seeking yield, as global interest rates remained low. Even as demand increased, supply was constrained by reduced municipal bond issuance, particularly among shorter maturities. Due to strong demand and limited supply, municipal yields declined relative to those available on fully taxable securities.

The Fund performed generally in line with the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index for the reporting period. The leading detractor from the Fund’s performance relative to the broader market was an underweight position in bonds maturing in one to two years, as these securities performed well during the reporting period. The Fund was also underweight in highly-rated, pre-refunded securities, which detracted from the Fund’s performance relative to the broader market.

On the upside, the Fund benefited from overweight positions in the tax-backed local, school district, health, education, and corporate sectors. Un-rated bonds, which had underlying equivalent ratings of AA and A and made up nearly 30% of Fund assets on average for the reporting period, were the leading contributors to relative performance. Bonds rated BBB were another source of strength relative to the broader market.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

S&P Credit Rating [1]	Percentage of Total Investments [2]
AA	11.35%
A	32.80
BBB	15.46
Not Rated	40.39

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/17

State	Percentage of Total Investments [2]
New Jersey	29.03%
New York	11.63
Louisiana	8.78
Illinois	6.33
Ohio	5.99
Pennsylvania	5.88
Connecticut	4.45
Georgia	4.19
Florida	4.08
Indiana	4.00

TOTAL	84.36%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® ULTRA SHORT-TERM BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.47%	0.81%	1.47%	3.18%
Fund Market	1.43%	0.81%	1.43%	3.18%
Bank of America Merrill Lynch 6-Month US Treasury Bill Index	0.84%	0.46%	0.84%	1.81%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/11/13. The first day of secondary market trading was 12/13/13.

The Bank of America Merrill Lynch 6-Month US Treasury Bill Index is an unmanaged index that measures the performance of government securities with less than 6 months remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.00	$0.40	$1,000.00	$1,024.80	$0.41	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

The iShares Ultra Short-Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.47%, net of fees.

The Fed raised interest rates three times during the reporting period. The moves by the Fed and investors’ outlook for additional interest rate increases drove short-term yields higher, generally limiting returns of short-term bonds.

In that environment, the Fund performed well relative to the Bank of America Merrill Lynch 6-Month U.S. Treasury Bill Index for the reporting period. The decision to overweight corporate bonds was an important driver of the Fund’s performance relative to the broader market, as corporate bonds outperformed Treasuries for the reporting period. Corporate debt benefited from the strengthening economic environment, solid corporate earnings growth, and a diminishing risk of default. Within the corporate sector, bank debt contributed the most to the Fund’s return, followed by debt issued by auto manufacturers.

An increased position in floating-rate securities (“floaters”) also contributed to the Fund’s return for the reporting period, as floating-rate debt saw its yield rise along with interest rates. The allocation to floaters increased to approximately 53% by the end of the reporting period, and was a significant driver of relative performance.

This allocation to floaters also had the effect of limiting the Fund’s interest rate sensitivity, or stock price sensitivity to interest rate changes, which is desirable when interest rates rise. The Fund further managed its exposure to rising interest rates by adding securities with three- to six-month maturities and variable-rate securities with somewhat longer maturities. As interest rates rise, yields on floaters adjust higher, while those very short-term securities mature and the proceeds can be reinvested at the new, higher rate.

ALLOCATION BY INVESTMENT TYPE As of 10/31/17

Investment Type	Percentage of Total Investments [1]

Corporate Bonds & Notes	45.73%
Commercial Paper	38.23
Certificates Of Deposit	12.71
Repurchase Agreements	3.05
U.S. Government Agency Obligations	0.27
Asset-backed Securities	0.01

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	0.46%
Aa	11.62
A	29.67
Baa	4.58
P-1	29.70
P-2	20.00
Not Rated	3.97

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 32.26%
Adams Mill CLO Ltd. Series 2014-1A, Class A2R FRN, (3 mo. LIBOR US + 1.100%)
2.46%, 07/15/26 (Call 01/15/18)[a,b]	$6,835	$6,856,546
ALM XII Ltd. Series 2015-12A, Class A1R FRN, (3 mo. LIBOR US + 1.050%)
2.41%, 04/16/27 (Call 01/16/18)[a,b]	3,735	3,753,396
American Express Credit Account Master Trust
Series 2017-1, Class A
1.93%, 09/15/22	10,500	10,495,635
Series 2017-4, Class A
1.64%, 12/15/21	21,395	21,352,400
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class A3
1.53%, 07/08/21 (Call 11/08/20)	16,383	16,310,669
Series 2017-1, Class A3
1.87%, 08/18/21 (Call 12/18/20)	820	819,854
Series 2017-3, Class A3
1.90%, 03/18/22 (Call 07/18/21)	19,200	19,160,661
AMMC CLO 15 Ltd. Series 2014-15A, Class AXR FRN, (3 mo. LIBOR US + 1.250%)
2.57%, 12/09/26 (Call 12/09/18)[a,b]	2,438	2,436,718
Apidos CLO XII Series 2013-12A, Class A FRN, (3 mo. LIBOR US + 1.100%)
2.46%, 04/15/25 (Call 01/15/18)[a,b]	5,641	5,656,464
Apidos CLO XVII Series 2014-17A, Class A1R FRN, (3 mo. LIBOR US + 1.310%)
2.66%, 04/17/26 (Call 01/17/18)[a,b]	12,310	12,361,524
Apidos CLO XX Series 2015-20A, Class A1R FRN, (3 mo. LIBOR US + 1.330%)
2.69%, 01/16/27 (Call 01/16/18)[a,b]	1,000	1,003,941
Arbor Realty Collateralized Loan Obligation Ltd. Series 2015-FL2A, Class A FRN, (1 mo. LIBOR US + 1.750%)
2.99%, 09/15/25 (Call 03/15/18)[a,b]	3,850	3,869,508

Security	Principal (000s)	Value
Arbor Realty Commercial Real Estate Notes Ltd. Series 2017-FL1, Class A FRN, (1 mo. LIBOR US + 1.300%)
2.54%, 04/15/27 (Call 11/15/19)[a,b]	$12,170	$12,335,271
Atlas Senior Loan Fund IV Ltd. Series 2013-2A, Class A1 FRN, (3 mo. LIBOR US + 0.980%)
2.30%, 02/17/26 (Call 11/15/17)[a,b]	5,815	5,816,201
Atrium X Series 10A, Class AR FRN, (3 mo. LIBOR US + 0.950%)
2.31%, 07/16/25 (Call 01/16/18)[a,b]	4,894	4,905,635
Avery Point IV CLO Ltd. FRN, (3 mo. LIBOR US + 1.100%)
2.47%, 04/25/26 (Call 01/25/18)[a,b]	7,920	7,942,454
Babson CLO Ltd.
Series 2013-IA, Class A
FRN, (3 mo. LIBOR US + 1.100%)
2.46%, 04/20/25 (Call 01/20/18)[a,b]	1,338	1,339,418
Series 2015-IA, Class A
FRN, (3 mo. LIBOR US + 1.430%)
2.79%, 04/20/27 (Call 01/20/18)[a,b]	4,320	4,320,476
Battalion CLO IV Ltd. Series 2013-4A, Class A1R FRN, (3 mo. LIBOR US + 1.140%)
2.50%, 10/22/25 (Call 01/22/18)[a,b]	10,490	10,519,171
Benefit Street Partners CLO V Ltd. Series 2014-VA, Class AR FRN, (3 mo. LIBOR US + 1.200%)
2.56%, 10/20/26 (Call 01/20/18)[a,b]	11,259	11,324,649
BlueMountain CLO Ltd.
Series 2013-4A, Class AR
FRN, (3 mo. LIBOR US + 1.010%)
2.37%, 04/15/25 (Call 01/15/18)[a,b]	6,100	6,118,205
Series 2014-1A, Class A1R
FRN, (3 mo. LIBOR US + 1.260%)
2.64%, 04/30/26 (Call 01/30/18)[a,b]	19,500	19,592,506
Cabela’s Credit Card Master Note Trust Series 2014-2, Class A FRN, (1 mo. LIBOR + 0.450%)
1.69%, 07/15/22[a]	3,500	3,513,132

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Capital One Multi-Asset Execution Trust
Series 2016-A1, Class A1
FRN, (1 mo. LIBOR + 0.450%)
1.69%, 02/15/22[a]	$38,000	$38,208,586
Series 2017-A1, Class A1
2.00%, 01/17/23	11,190	11,208,920
Series 2017-A4, Class A4
1.99%, 07/17/23	8,610	8,614,188
Carlyle Global Market Strategies CLO Ltd.
Series 2013-2A, Class A1
FRN, (3 mo. LIBOR US + 1.150%)
2.50%, 04/18/25 (Call 01/18/18)[a,b]	789	791,123
Series 2014-5A, Class A1R
FRN, (3 mo. LIBOR US + 1.140%)
2.50%, 10/16/25 (Call 01/16/18)[a,b]	8,750	8,784,541
CarMax Auto Owner Trust Series 2017-4, Class A3
2.11%, 10/17/22 (Call 11/15/21)	2,860	2,859,966
Catamaran CLO Ltd. Series 2012-1A, Class AR FRN, (3 mo. LIBOR US + 1.190%)
2.52%, 12/20/23 (Call 12/20/17)[a,b]	9,167	9,175,020
Chase Issuance Trust
Series 2013-A9, Class A
FRN, (1 mo. LIBOR + 0.420%)
1.66%, 11/16/20[a]	11,815	11,861,608
Series 2014-A5, Class A5
FRN, (1 mo. LIBOR + 0.370%)
1.61%, 04/15/21[a]	7,000	7,029,347
Series 2016-A1, Class A
FRN, (1 mo. LIBOR + 0.410%)
1.65%, 05/17/21[a]	36,750	36,955,234
Series 2016-A4, Class A4
1.49%, 07/15/22	6,316	6,230,627
Chesapeake Funding II LLC
Series 2016-1A, Class A2
FRN, (1 mo. LIBOR US + 1.150%)
2.39%, 03/15/28[a,b]	14,037	14,084,932
Series 2016-2A, Class A2
FRN, (1 mo. LIBOR US + 1.000%)
2.24%, 06/15/28[a,b]	11,299	11,363,326

Security	Principal (000s)	Value
Series 2017-3A, Class A1
1.91%, 08/15/29[b]	$18,510	$18,465,265
Series 2017-4A, Class A1
2.12%, 11/15/29[b,c]	22,790	22,787,721
CIFC Funding Ltd. Series 2012-2A, Class A1R FRN, (3 mo. LIBOR US + 1.350%)
2.67%, 12/05/24 (Call 12/05/17)[a,b]	973	974,045
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1
1.75%, 11/19/21	14,385	14,339,226
Series 2017-A8, Class A8
1.86%, 08/08/22	12,335	12,285,675
Series 2017-A9, Class A9
1.80%, 09/20/21	14,535	14,513,186
CNH Equipment Trust Series 2017-B, Class A3
1.86%, 09/15/22 (Call 06/15/21)	19,320	19,266,033
Credit Acceptance Auto Loan Trust Series 2015-1A, Class A
2.00%, 07/15/22 (Call 05/15/18)[b]	210	209,915
Discover Card Execution Note Trust
Series 2013-A6, Class A6
FRN, (1 mo. LIBOR + 0.450%)
1.69%, 04/15/21[a]	17,061	17,125,782
Series 2014-A1, Class A1
FRN, (1 mo. LIBOR + 0.430%)
1.67%, 07/15/21[a]	6,760	6,790,419
Drive Auto Receivables Trust
Series 2017-1, Class A2A
1.67%, 05/15/19 (Call 02/15/21)	9,513	9,512,593
Series 2017-2, Class B
2.25%, 06/15/21 (Call 04/15/21)	3,590	3,592,304
Dryden 31 Senior Loan Fund Series 2014-31A, Class AR FRN, (3 mo. LIBOR US + 1.080%)
2.43%, 04/18/26 (Call 01/18/18)[a,b]	7,742	7,768,063
Dryden Senior Loan Fund Series 2014-34A, Class A1R FRN, (3 mo. LIBOR US + 1.160%)
2.52%, 10/15/26[a,b]	3,625	3,642,838
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A FRN, (3 mo. LIBOR US + 1.100%)
2.46%, 07/15/25 (Call 01/15/18)[a,b]	11,763	11,795,211

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Enterprise Fleet Financing LLC
2.13%, 07/20/22 (Call 03/20/20)[b]	$3,300	$3,307,789
2.13%, 05/22/23[b]	7,610	7,609,930
Series 2016-1, Class A2
1.83%, 09/20/21 (Call 02/20/19)[b]	11,244	11,245,274
Ford Credit Floorplan Master Owner Trust
Series 2014-2, Class A
FRN, (1 mo. LIBOR + 0.500%)
1.74%, 02/15/21[a]	11,000	11,039,811
Series 2015-1, Class A2
FRN, (1 mo. LIBOR + 0.400%)
1.64%, 01/15/20[a]	18,340	18,354,327
Series 2015-4, Class A2
FRN, (1 mo. LIBOR + 0.600%)
1.84%, 08/15/20[a]	5,485	5,504,042
Series 2016-1, Class A2
FRN, (1 mo. LIBOR + 0.900%)
2.14%, 02/15/21[a]	10,000	10,097,079
Series 2016-3, Class A2
FRN, (1 mo. LIBOR + 0.620%)
1.86%, 07/15/21[a]	10,000	10,067,994
Golden Credit Card Trust Series 2015-1A, Class A FRN, (1 mo. LIBOR + 0.440%)
1.68%, 02/15/20[a,b]	3,700	3,704,053
GoldenTree Loan Opportunities VII Ltd. Series 2013-7A, Class A FRN, (3 mo. LIBOR US + 1.150%)
2.52%, 04/25/25 (Call 01/25/18)[a,b]	19,546	19,580,657
Honda Auto Receivables Owner Trust
Series 2015-4, Class A4
1.44%, 01/21/22 (Call 02/21/19)	6,025	5,999,878
Series 2016-2, Class A3
1.39%, 04/15/20 (Call 07/15/19)	11,570	11,544,436
Series 2017-3, Class A3
1.79%, 09/20/21 (Call 11/18/20)	12,000	11,976,677
John Deere Owner Trust Series 2017-B, Class A3
1.82%, 10/15/21 (Call 01/15/21)	9,890	9,867,777

Security	Principal (000s)	Value
LCM Xxiv Ltd. Series 24A, Class A FRN, (3 mo. LIBOR US + 1.310%)
2.67%, 03/20/30 (Call 04/20/19)[a,b]	$2,000	$2,008,165
Mercedes-Benz Master Owner Trust
Series 2016-BA, Class A
FRN, (1 mo. LIBOR + 0.700%)
1.94%, 05/17/21[a,b]	11,375	11,457,167
Series 2017-BA, Class A
FRN, (1 mo. LIBOR + 0.420%)
1.66%, 05/16/22[a,b]	14,540	14,585,997
Navient Private Education Loan Trust
Series 2014-CT, Class A
FRN, (1 mo. LIBOR US + 0.700%)
1.94%, 09/16/24 (Call 09/15/21)[a,b]	1,694	1,696,571
Series 2016-AA, Class A1
FRN, (1 mo. LIBOR US + 1.100%)
2.34%, 12/15/25 (Call 07/15/29)[a,b]	91	90,890
Navient Student Loan Trust Series 2015-2, Class A2 FRN, (1 mo. LIBOR US + 0.420%)
1.66%, 08/27/29 (Call 02/25/26)[a]	4,465	4,475,065
Nissan Auto Receivables Owner Trust Series 2016-A, Class A2B FRN, (1 mo. LIBOR US + 0.350%)
1.59%, 02/15/19 (Call 04/15/20)[a]	327	327,015
Nissan Master Owner Trust Receivables Series 2016-A, Class A1 FRN, (1 mo. LIBOR + 0.640%)
1.88%, 06/15/21[a]	18,500	18,643,351
Oaktree EIF II Series B1 Ltd. Series 2015-B1A, Class A FRN, (3 mo. LIBOR US + 1.550%)
2.87%, 02/15/26 (Call 11/15/17)[a,b]	5,000	4,999,776
Octagon Investment Partners 24 Ltd. FRN, (3 mo. LIBOR US + 0.900%) Series 2015-1A, Class A1R
2.25%, 05/21/27[a,b,c]	18,600	18,600,000

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Octagon Investment Partners XVI Ltd. Series 2013-1A, Class A FRN, (3 mo. LIBOR US + 1.120%)
2.47%, 07/17/25 (Call 01/17/18)[a,b]	$1,105	$1,107,804
OHA Credit Partners IX Ltd. Series 2013-9A, Class A1R FRN, (3 mo. LIBOR US + 1.010%)
2.37%, 10/20/25 (Call 01/20/18)[a,b]	1,700	1,701,251
OHA Credit Partners VIII Ltd. Series 2013-8A, Class A FRN, (3 mo. LIBOR US + 1.120%)
2.48%, 04/20/25 (Call 01/20/18)[a,b]	3,129	3,137,268
OHA Loan Funding Ltd. Series 2013-2A, Class A FRN, (3 mo. LIBOR US + 1.270%)
2.58%, 08/23/24 (Call 11/23/17)[a,b]	2,100	2,100,263
OneMain Financial Issuance Trust Series 2014-2A, Class A
2.47%, 09/18/24 (Call 11/18/17)[b]	332	332,067
OZLM Funding V Ltd. Series 2013-5A, Class A1R FRN, (3 mo. LIBOR US + 1.130%)
2.48%, 01/17/26 (Call 01/17/18)[a,b]	15,000	15,037,425
OZLM VI Ltd. Series 2014-6A, Class A1R FRN, (3 mo. LIBOR US + 1.300%)
2.65%, 04/17/26 (Call 01/17/18)[a,b]	8,700	8,755,409
OZLM VII Ltd.
Series 2014-7A, Class A1AR
FRN, (3 mo. LIBOR US + 1.150%)
2.50%, 07/17/26 (Call 01/17/18)[a,b]	6,600	6,626,511
Series 2014-7A, Class A1BR
FRN, (3 mo. LIBOR US + 1.150%)
2.50%, 07/17/26 (Call 01/17/18)[a,b]	6,000	6,024,101
OZLM VIII Ltd. Series 2014-8A, Class A1AR FRN, (3 mo. LIBOR US + 1.130%)
2.48%, 10/17/26 (Call 01/17/18)[a,b]	2,500	2,506,944
Palmer Square CLO Ltd. Series 2014-1A, Class A1R FRN, (3 mo. LIBOR US + 1.370%)
2.72%, 01/17/27 (Call 01/17/18)[a,b]	2,500	2,498,825

Security	Principal (000s)	Value
PFS Financing Corp.
Series 2016-A, Class A
FRN, (1 mo. LIBOR + 1.200%)
2.44%, 02/18/20[a,b]	$12,000	$12,031,882
Series 2017-C, Class A
FRN, (1 mo. LIBOR US + 0.470%)
1.71%, 10/15/21[a,b]	14,850	14,850,000
Prestige Auto Receivables Trust Series 2016-2A, Class A2
1.46%, 07/15/20 (Call 06/15/21)[b]	9,743	9,724,684
Santander Drive Auto Receivables Trust
Series 2017-2, Class A3
1.87%, 12/15/20 (Call 03/15/21)	4,065	4,064,036
Series 2017-3, Class A3
1.87%, 06/15/21 (Call 08/15/21)	11,130	11,105,270
SLM Private Credit Student Loan Trust
Series 2005-A, Class A3
FRN, (3 mo. LIBOR US + 0.200%)
1.52%, 06/15/23 (Call 09/15/27)[a]	11,662	11,641,545
Series 2006-A, Class A4
FRN, (3 mo. LIBOR US + 0.190%)
1.51%, 12/15/23 (Call 03/15/28)[a]	119	118,932
SLM Private Education Loan Trust
Series 2011-C, Class A2A
FRN, (1 mo. LIBOR US + 3.250%)
4.49%, 10/17/44 (Call 08/15/21)[a,b]	1,131	1,172,204
Series 2012-B, Class A2
3.48%, 10/15/30 (Call 10/15/19)[b]	320	322,239
Series 2012-E, Class A2B
FRN, (1 mo. LIBOR US + 1.750%)
2.99%, 06/15/45 (Call 11/15/18)[a,b]	3,277	3,307,971
Series 2013-A, Class A2B
FRN, (1 mo. LIBOR US + 1.050%)
2.29%, 05/17/27 (Call 04/15/20)[a,b]	211	212,038
Series 2013-C, Class A2B
FRN, (1 mo. LIBOR US + 1.400%)
2.64%, 10/15/31 (Call 07/15/21)[a,b]	3,242	3,279,522
Series 2015-B, Class A1
FRN, (1 mo. LIBOR US + 0.700%)
1.94%, 02/15/23[a,b]	155	155,511
SLM Student Loan Trust Series 2011-2, Class A1 FRN, (1 mo. LIBOR US + 0.600%)
1.84%, 11/25/27 (Call 07/25/31)[a]	605	608,965

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
SMB Private Education Loan Trust
Series 2015-A, Class A1
FRN, (1 mo. LIBOR US + 0.600%)
1.84%, 07/17/23[a,b]	$401	$401,066
Series 2015-A, Class A2A
2.49%, 06/15/27[b]	14,000	14,038,172
Series 2016-A, Class A1
FRN, (1 mo. LIBOR US + 0.700%)
1.94%, 05/15/23[a,b]	2,121	2,122,549
Series 2016-B, Class A1
FRN, (1 mo. LIBOR US + 0.650%)
1.89%, 11/15/23[a,b]	5,496	5,503,252
Series 2016-C, Class A1
FRN, (1 mo. LIBOR US + 0.550%)
1.79%, 11/15/23[a,b]	5,889	5,901,257
Series 2017-B, Class A1
FRN, (1 mo. LIBOR US + 0.270%)
1.62%, 06/17/24[a,b]	5,420	5,420,000
SoFi Professional Loan Program LLC
Series 16-C, Class A1
FRN, (1 mo. LIBOR US + 1.100%)
2.34%, 10/27/36[a,b]	5,461	5,540,342
Series 16-C, Class A2A
1.48%, 05/26/31[b]	3,063	3,055,117
Series 2014-A, Class A1
FRN, (1 mo. LIBOR US + 1.600%)
2.84%, 06/25/25[a,b]	459	465,805
Series 2014-B, Class A1
FRN, (1 mo. LIBOR US + 1.250%)
2.49%, 08/25/32[a,b]	352	356,553
Series 2014-B, Class A2
2.55%, 08/27/29[b]	1,841	1,845,292
Series 2015-A, Class A1
FRN, (1 mo. LIBOR US + 1.200%)
2.44%, 03/25/33[a,b]	1,008	1,022,771
Series 2015-B, Class A1
FRN, (1 mo. LIBOR US + 1.050%)
2.29%, 04/25/35[a,b]	5,222	5,288,996
Wheels SPV 2 LLC
Series 2015-1A, Class B
1.88%, 04/20/26 (Call 11/20/20)[b]	1,770	1,767,103
Series 2016-1A, Class A2
1.59%, 05/20/25 (Call 01/20/20)[b]	1,160	1,159,273

Security	Principal (000s)	Value
World Financial Network Credit Card Master Trust Series 2015-A, Class A FRN, (1 mo. LIBOR + 0.480%)
1.72%, 02/15/22[a]	$23,445	$23,484,596

TOTAL ASSET-BACKED SECURITIES
(Cost: $936,861,854)		938,618,660

CERTIFICATES OF DEPOSIT — 0.55%
Barclays Bank PLC
1.93%, 02/21/18	6,000	6,009,526
Credit Suisse AG/New York NY
1.67%, 08/24/18	10,000	9,990,600

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $16,000,000)		16,000,126

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.10%

MORTGAGE-BACKED SECURITIES — 3.10%
Americold LLC Series 2010-ARTA, Class A1
3.85%, 01/14/29[b]	4,687	4,814,227
Aventura Mall Trust Series 2013-AVM, Class A
3.74%, 12/05/32[b,d]	4,650	4,830,131
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class A
FRN, (1 mo. LIBOR + 1.050%)
2.29%, 09/15/26[a,b]	525	526,154
Series 2014-FL1, Class A
FRN, (1 mo. LIBOR + 1.400%)
2.64%, 12/15/31[a,b]	2,560	2,562,281
Bancorp Commercial Mortgage Trust Series 2016-CRE1, Class A FRN, (1 mo. LIBOR + 1.430%)
2.66%, 11/15/33[a,b]	6,097	6,108,177
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class AJ
5.59%, 12/11/40[d]	5,944	6,382,623

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Brunel Residential Mortgage Securitisation PLC Series 2007-1A, Class A4C FRN, (3 mo. LIBOR US + 0.200%)
1.56%, 01/13/39 (Call 01/13/18)[a,b]	$244	$243,656
Chicago Skyscraper Trust Series 2017-SKY, Class A FRN, (1 mo. LIBOR + 0.800%)
2.04%, 02/15/30[a,b]	4,600	4,607,197
COMM Mortgage Trust
Series 2014-FL5, Class A
FRN, (1 mo. LIBOR + 1.370%)
2.61%, 10/15/31[a,b]	679	681,692
Series 2014-PAT, Class A
FRN, (1 mo. LIBOR + 0.800%)
2.04%, 08/13/27[a,b]	3,570	3,571,121
Series 2014-TWC, Class A
FRN, (1 mo. LIBOR + 0.850%)
0.85%, 02/13/32[a,b]	11,305	11,315,525
Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class A3
6.31%, 02/15/41[d]	513	512,403
FHLMC Multifamily Structured Pass Through Certificates Series K037, Class A1
2.59%, 04/25/23	1,454	1,472,655
Four Times Square Trust Commercial Mortgage Pass-Through Certificates Series 2006-4TS, Class A
5.40%, 12/13/28[b]	11,387	12,328,077
GS Mortgage Securities Corp. II Series 2013-KING, Class A
2.71%, 12/10/27[b]	1,902	1,919,786
Hospitality Mortgage Trust Series 2017-HIT, Class A FRN, (1 mo. LIBOR + 0.850%)
2.09%, 05/08/30[a,b]	4,990	4,999,362
LMREC Inc. Series 2016-CRE2, Class A FRN, (1 mo. LIBOR + 1.700%)
2.94%, 11/24/31[a,b]	3,410	3,430,801

Security	Principal (000s)	Value
Madison Avenue Trust Series 2013-650M, Class A
3.84%, 10/12/32[b]	$2,060	$2,141,042
RAIT Trust Series 2016-FL6, Class A FRN, (1 mo. LIBOR + 1.450%)
2.69%, 11/13/31[a,b]	2,192	2,199,301
Resource Capital Corp. Series 2017-CRE5, Class A FRN, (1 mo. LIBOR + 0.800%)
2.04%, 07/15/34[a,b]	4,548	4,557,570
VNDO Mortgage Trust Series 2013-PENN, Class A
3.81%, 12/13/29[b]	5,200	5,407,838
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class A FRN, (1 mo. LIBOR + 1.030%)
2.27%, 02/15/27[a,b]	5,500	5,495,175

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $90,382,584)		90,106,794

COMMERCIAL PAPER[e] — 0.63%
Bank of Nova Scotia (The)
1.51%, 02/01/18	8,500	8,472,618
Enbridge Energy Partners LP
2.11%, 11/13/17	10,000	9,994,049

TOTAL COMMERCIAL PAPER
(Cost: $18,460,634)		18,466,667

CORPORATE BONDS & NOTES — 61.38%

AEROSPACE & DEFENSE — 0.21%
Harris Corp.
2.00%, 04/27/18	1,000	1,001,121
Northrop Grumman Corp.
1.75%, 06/01/18	5,000	5,003,222

		6,004,343
AGRICULTURE — 1.17%
BAT Capital Corp. FRN, (3 mo. LIBOR US + 0.590%)
1.91%, 08/14/20[a,b,f]	14,000	14,073,859
BAT International Finance PLC FRN, (3 mo. LIBOR US + 0.510%)
1.83%, 06/15/18[a,b]	2,000	2,003,339

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Philip Morris International Inc.
1.88%, 01/15/19	$8,000	$8,010,162
Reynolds American Inc.
2.30%, 06/12/18[f]	10,000	10,028,368

		34,115,728
AUTO MANUFACTURERS — 5.17%
American Honda Finance Corp.
1.50%, 11/19/18	10,000	9,984,648
BMW U.S. Capital LLC FRN, (3 mo. LIBOR US + 0.380%)
1.73%, 04/06/20[a,b,f]	4,415	4,436,411
Daimler Finance North America LLC
1.65%, 05/18/18[b]	1,585	1,584,672
FRN, (3 mo. LIBOR US + 0.530%)
1.84%, 05/05/20[a,b]	15,500	15,562,864
FRN, (3 mo. LIBOR US + 0.740%)
2.08%, 07/05/19[a,b]	3,500	3,526,859
Ford Motor Credit Co. LLC
1.72%, 12/06/17	15,000	15,000,488
FRN, (3 mo. LIBOR US + 0.450%)
1.81%, 11/02/20[a]	7,000	6,995,800
2.88%, 10/01/18	10,000	10,088,592
2.94%, 01/08/19	3,500	3,537,123
FRN, (3 mo. LIBOR US + 0.570%)
1.89%, 12/06/17[a]	1,000	1,000,350
FRN, (3 mo. LIBOR US + 0.900%)
2.22%, 06/15/18[a]	8,495	8,524,621
General Motors Co.
3.50%, 10/02/18	10,000	10,143,962
General Motors Financial Co. Inc.
3.25%, 05/15/18	10,000	10,076,972
FRN, (3 mo. LIBOR US + 1.360%)
2.71%, 04/10/18[a]	3,000	3,012,127
FRN, (3 mo. LIBOR US + 1.450%)
2.76%, 05/09/19[a]	8,000	8,115,613
Hyundai Capital America FRN, (3 mo. LIBOR US + 0.800%)
2.13%, 04/03/20[a,b]	6,890	6,876,937
Nissan Motor Acceptance Corp. FRN, (3 mo. LIBOR US + 0.580%)
1.94%, 01/13/20[a,b]	15,000	15,097,034
Toyota Motor Credit Corp.
FRN, (3 mo. LIBOR US + 0.260%)
1.61%, 01/09/19[a]	5,000	5,008,430

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.390%)
1.74%, 01/17/19[a]	$3,840	$3,850,110
Volkswagen Group of America Finance LLC
1.65%, 05/22/18[b]	8,000	7,989,493

		150,413,106
BANKS — 24.27%
ABN AMRO Bank NV
2.10%, 01/18/19[b]	7,000	7,019,831
FRN, (3 mo. LIBOR US + 0.640%)
1.99%, 01/18/19[a,b]	4,700	4,724,614
Australia & New Zealand Banking Group Ltd. FRN, (3 mo. LIBOR US + 0.500%)
1.82%, 08/19/20[a,b,f]	19,745	19,828,069
Bank of America Corp. FRN, (3 mo. LIBOR US + 0.650%)
1.97%, 10/01/21 (Call 10/01/20)[a]	7,500	7,518,316
2.60%, 01/15/19	7,000	7,046,174
2.65%, 04/01/19	19,000	19,155,773
FRN, (3 mo. LIBOR US + 0.660%)
2.02%, 07/21/21 (Call 07/21/20)[a]	25,500	25,586,162
Series L
2.25%, 04/21/20	5,000	5,003,584
Bank of Montreal FRN, (3 mo. LIBOR US + 0.250%)
1.57%, 09/11/19[a]	3,350	3,347,831
FRN, (3 mo. LIBOR US + 0.600%)
1.91%, 12/12/19[a]	10,185	10,258,069
FRN, (3 mo. LIBOR US + 0.650%)
2.00%, 07/18/19[a]	3,500	3,525,055
FRN, (3 mo. LIBOR US + 0.790%)
2.11%, 08/27/21[a]	7,000	7,072,128
Bank of Nova Scotia (The) FRN, (3 mo. LIBOR US + 0.620%)
1.94%, 09/19/22[a]	10,000	10,014,590
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 09/09/19[a]	6,000	5,998,887
Banque Federative du Credit Mutuel SA FRN, (3 mo. LIBOR US + 0.490%)
1.85%, 07/20/20[a,b]	3,215	3,224,254
Barclays PLC
2.75%, 11/08/19	15,000	15,142,950

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BB&T Corp. FRN, (3 mo. LIBOR US + 0.570%)
1.89%, 06/15/20[a]	$9,403	$9,450,852
BNP Paribas SA
2.70%, 08/20/18	4,500	4,537,633
Branch Banking & Trust Co.
2.30%, 10/15/18 (Call 09/15/18)	1,473	1,481,060
Capital One Financial Corp.
FRN, (3 mo. LIBOR US + 0.450%)
1.83%, 10/30/20 (Call 09/30/20)[a]	5,000	5,002,747
FRN, (3 mo. LIBOR US + 0.760%)
2.07%, 05/12/20 (Call 04/12/20)[a]	15,505	15,631,474
Capital One N.A./Mclean VA
2.35%, 08/17/18 (Call 07/17/18)	2,465	2,472,378
FRN, (3 mo. LIBOR US + 1.150%)
2.46%, 08/17/18 (Call 07/18/18)[a]	6,250	6,288,922
Citibank N.A.
FRN, (3 mo. LIBOR US + 0.340%)
1.67%, 03/20/19[a]	10,650	10,669,663
FRN, (3 mo. LIBOR US + 0.500%)
1.81%, 06/12/20[a]	7,060	7,098,258
Citigroup Inc.
FRN, (3 mo. LIBOR US + 0.770%)
2.12%, 04/08/19[a]	8,232	8,278,075
FRN, (3 mo. LIBOR US + 0.790%)
2.14%, 01/10/20 (Call 12/10/19)[a,f]	8,286	8,361,636
FRN, (3 mo. LIBOR US + 0.930%)
2.25%, 06/07/19[a]	9,000	9,086,553
Citizens Bank N.A./Providence RI FRN, (3 mo. LIBOR US + 0.570%)
1.89%, 05/26/20[a]	8,710	8,735,085
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20[f]	9,000	9,056,279
Credit Suisse AG/New York NY
1.70%, 04/27/18[f]	2,200	2,200,896
FRN, (3 mo. LIBOR US + 0.680%)
2.05%, 04/27/18[a]	14,035	14,073,842
FRN, (3 mo. LIBOR US + 0.690%)
2.07%, 01/29/18[a]	1,250	1,251,818
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	4,000	4,041,562
Danske Bank A/S FRN, (3 mo. LIBOR US + 0.510%)
1.83%, 03/02/20[a,b]	2,500	2,509,423

Security	Principal (000s)	Value
Discover Bank
2.60%, 11/13/18 (Call 10/12/18)	$2,300	$2,315,104
Fifth Third Bank/Cincinnati OH
FRN, (3 mo. LIBOR US + 0.250%)
1.63%, 10/30/20 (Call 09/30/20)[a]	10,000	9,996,130
Goldman Sachs Group Inc. (The)
FRN, (3 mo. LIBOR US + 0.780%)
2.16%, 10/31/22 (Call 10/31/21)[a]	4,000	3,997,688
2.55%, 10/23/19	10,000	10,077,669
2.90%, 07/19/18	2,500	2,519,482
5.95%, 01/18/18	5,000	5,045,750
FRN, (3 mo. LIBOR US + 1.020%)
2.38%, 10/23/19[a]	6,000	6,071,239
FRN, (3 mo. LIBOR US + 1.040%)
2.41%, 04/25/19[a]	14,000	14,148,964
FRN, (3 mo. LIBOR US + 1.200%)
2.52%, 09/15/20 (Call 08/15/20)[a]	1,750	1,783,667
FRN, (3 mo. LIBOR US + 1.360%)
2.73%, 04/23/21 (Call 03/23/21)[a]	7,000	7,174,017
Horsepower Finance Ltd.
2.15%, 12/02/19[g]	10,000	9,923,450
HSBC Bank PLC FRN, (3 mo. LIBOR US + 0.640%)
1.96%, 05/15/18[a,b]	5,000	5,014,933
HSBC USA Inc.
1.63%, 01/16/18	4,000	4,000,328
FRN, (3 mo. LIBOR US + 0.770%)
2.08%, 08/07/18[a,f]	3,250	3,264,864
Huntington National Bank (The)
2.00%, 06/30/18	10,000	10,024,992
2.20%, 11/06/18 (Call 10/06/18)	5,000	5,014,067
FRN, (3 mo. LIBOR US + 0.510%)
1.83%, 03/10/20[a]	10,000	10,054,336
ING Bank NV FRN, (3 mo. LIBOR US + 0.610%)
1.93%, 08/15/19[a,b]	3,000	3,013,066
Intesa Sanpaolo SpA
3.88%, 01/16/18	3,308	3,321,361
JPMorgan Chase & Co.
2.20%, 10/22/19	10,000	10,048,300
2.35%, 01/28/19	4,000	4,024,622
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 03/09/21 (Call 03/09/20)[a]	10,000	10,030,473
FRN, (3 mo. LIBOR US + 0.680%)
2.00%, 06/01/21 (Call 06/01/20)[a]	19,985	20,098,449

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.955%)
2.32%, 01/23/20[a]	$5,000	$5,075,328
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	4,000	4,000,297
Lloyds Bank PLC FRN, (3 mo. LIBOR US + 1.000%)
2.36%, 01/22/19[a]	1,020	1,030,129
Mizuho Financial Group Inc. FRN, (3 mo. LIBOR US + 1.140%)
2.46%, 09/13/21[a,f]	10,000	10,167,569
Morgan Stanley
2.38%, 07/23/19	3,000	3,012,683
FRN, (3 mo. LIBOR US + 1.140%)
2.51%, 01/27/20[a]	3,000	3,046,625
FRN, (3 mo. LIBOR US + 1.180%)
2.54%, 01/20/22 (Call 01/20/21)[a]	15,000	15,231,537
FRN, (3 mo. LIBOR US + 1.375%)
2.69%, 02/01/19[a]	15,000	15,196,732
Series 3NC2
FRN, (3 mo. LIBOR US + 0.800%)
2.11%, 02/14/20 (Call 02/14/19)[a]	26,740	26,861,110
MUFG Americas Holdings Corp. FRN, (3 mo. LIBOR US + 0.570%)
1.88%, 02/09/18 (Call 01/09/18)[a]	2,000	2,001,654
National Australia Bank Ltd. FRN, (3 mo. LIBOR US + 0.510%)
1.82%, 05/22/20[a,b]	10,000	10,046,205
National Australia Bank Ltd./New York
2.30%, 07/25/18[f]	5,000	5,023,316
Nordea Bank AB FRN, (3 mo. LIBOR US + 0.470%)
1.79%, 05/29/20[a,b]	15,000	15,076,689
Royal Bank of Canada
FRN, (3 mo. LIBOR US + 0.240%)
1.56%, 08/29/19[a]	15,195	15,198,054
FRN, (3 mo. LIBOR US + 0.380%)
1.70%, 03/02/20[a]	5,000	5,012,820
FRN, (3 mo. LIBOR US + 0.480%)
1.86%, 07/29/19[a]	5,000	5,023,789
FRN, (3 mo. LIBOR US + 0.540%)
1.92%, 07/30/18[a]	3,400	3,412,136
FRN, (3 mo. LIBOR US + 0.700%)
2.02%, 12/10/18[a]	2,300	2,313,178

Security	Principal (000s)	Value
Sumitomo Mitsui Banking Corp.
1.97%, 01/11/19	$6,880	$6,882,388
2.45%, 01/10/19	15,000	15,086,802
FRN, (3 mo. LIBOR US + 0.940%)
2.29%, 01/18/19[a]	5,500	5,550,613
Sumitomo Mitsui Trust Bank Ltd. FRN, (3 mo. LIBOR US + 0.910%)
2.26%, 10/18/19[a,b]	4,400	4,440,902
SunTrust Bank/Atlanta GA FRN, (3 mo. LIBOR US + 0.530%)
1.91%, 01/31/20 (Call 12/31/19)[a]	10,000	10,066,800
Toronto-Dominion Bank (The)
1.45%, 09/06/18	7,000	6,986,365
UBS AG/London FRN, (3 mo. LIBOR US + 0.580%)
1.90%, 06/08/20 (Call 05/08/20)[a,b]	5,300	5,325,376
UBS AG/Stamford CT
2.38%, 08/14/19	15,000	15,096,601
5.75%, 04/25/18	4,200	4,283,512
FRN, (3 mo. LIBOR US + 0.640%)
1.95%, 08/14/19[a]	7,000	7,051,167
Wells Fargo & Co.
FRN, (3 mo. LIBOR US + 0.460%)
1.82%, 04/22/19[a]	5,599	5,617,241
FRN, (3 mo. LIBOR US + 0.880%)
2.24%, 07/22/20[a]	5,000	5,078,736
FRN, (3 mo. LIBOR US + 1.340%)
2.66%, 03/04/21[a]	10,000	10,302,133
Wells Fargo Bank N.A.
2.15%, 12/06/19	12,000	12,043,233

		706,199,114
BEVERAGES — 0.63%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	10,000	10,009,809
Anheuser-Busch InBev Worldwide Inc.
2.20%, 08/01/18	8,149	8,180,463

		18,190,272
BIOTECHNOLOGY — 1.80%
Amgen Inc.
5.70%, 02/01/19	4,000	4,184,423
6.15%, 06/01/18	4,000	4,101,600
FRN, (3 mo. LIBOR US + 0.320%)
1.63%, 05/10/19[a,f]	10,900	10,936,711

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.450%)
1.76%, 05/11/20[a,f]	$8,100	$8,136,207
Biogen Inc.
6.88%, 03/01/18	12,750	12,972,583
Celgene Corp.
2.13%, 08/15/18	8,000	8,022,843
2.30%, 08/15/18[f]	4,000	4,016,754

		52,371,121
CHEMICALS — 0.41%
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	6,000	6,001,602
EI du Pont de Nemours & Co. FRN, (3 mo. LIBOR US + 0.530%)
1.84%, 05/01/20[a]	6,015	6,069,072

		12,070,674
COMPUTERS — 1.11%
Hewlett Packard Enterprise Co. FRN, (3 mo. LIBOR US + 1.930%)
3.27%, 10/05/18[a]	31,765	32,272,094

		32,272,094
DIVERSIFIED FINANCIAL SERVICES — 2.14%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.75%, 05/15/19	7,771	7,948,851
AIG Global Funding FRN, (3 mo. LIBOR US + 0.480%)
1.82%, 07/02/20[a,b]	3,695	3,703,354
Air Lease Corp.
2.13%, 01/15/18	690	690,662
2.63%, 09/04/18	9,021	9,078,116
American Express Credit Corp.
2.13%, 07/27/18	10,000	10,033,425
FRN, (3 mo. LIBOR US + 0.430%)
1.75%, 03/03/20 (Call 02/03/20)[a]	10,000	10,036,055
International Lease Finance Corp.
3.88%, 04/15/18	14,579	14,712,967
7.13%, 09/01/18[b]	5,712	5,950,539

		62,153,969
ELECTRIC — 1.75%
Dominion Energy Inc.
1.88%, 12/15/18[b]	10,000	9,995,229
1.88%, 01/15/19	4,845	4,832,998

Security	Principal (000s)	Value
Duke Energy Corp.
6.25%, 06/15/18	$1,000	$1,028,574
Duke Energy Florida LLC
1.85%, 01/15/20	8,000	7,956,922
Duke Energy Progress LLC
FRN, (3 mo. LIBOR US + 0.180%)
1.50%, 09/08/20[a]	9,835	9,828,642
Southern Co. (The)
1.55%, 07/01/18	12,425	12,412,985
Southern Power Co.
1.50%, 06/01/18	4,000	3,995,250
Virginia Electric & Power Co.
5.40%, 04/30/18	800	814,938

		50,865,538
ELECTRICAL COMPONENTS & EQUIPMENT — 0.04%
Emerson Electric Co.
5.25%, 10/15/18[f]	1,000	1,034,103

ENVIRONMENTAL CONTROL — 0.52%
Republic Services Inc.
3.80%, 05/15/18[f]	15,000	15,169,396

FOOD — 1.62%
Conagra Brands Inc. FRN, (3 mo. LIBOR US + 0.500%)
1.86%, 10/09/20[a]	7,000	7,014,035
Kraft Heinz Foods Co. FRN, (3 mo. LIBOR US + 0.420%)
1.73%, 08/09/19[a]	12,000	12,023,088
2.00%, 07/02/18	10,000	10,012,705
Tyson Foods Inc.
FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 05/30/19[a]	7,000	7,012,312
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 06/02/20[a]	5,475	5,503,328
Wm Wrigley Jr Co.
2.40%, 10/21/18 (Call 09/21/18)[b]	4,046	4,070,253
2.90%, 10/21/19 (Call 09/21/19)[b]	1,500	1,522,693

		47,158,414
GAS — 0.17%
Korea Gas Corp.
2.88%, 07/29/18[b]	4,800	4,815,761

HEALTH CARE – PRODUCTS — 0.82%
Abbott Laboratories
2.00%, 09/15/18[f]	18,478	18,503,240
Medtronic Inc. FRN, (3 mo. LIBOR US + 0.800%)
2.12%, 03/15/20[a,f]	5,312	5,394,317

		23,897,557

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 0.42%
Aetna Inc.
1.70%, 06/07/18	$5,000	$4,998,800
2.20%, 03/15/19 (Call 02/15/19)	3,000	3,009,088
UnitedHealth Group Inc.
1.90%, 07/16/18[f]	4,125	4,133,693

		12,141,581
HOUSEWARES — 0.93%
Newell Brands Inc.
2.05%, 12/01/17	15,000	15,005,348
2.15%, 10/15/18	4,940	4,954,393
2.60%, 03/29/19	7,000	7,054,074

		27,013,815
INSURANCE — 1.41%
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	5,000	5,024,404
5.85%, 01/16/18	16,656	16,801,618
Metropolitan Life Global Funding I FRN, (3 mo. LIBOR US + 0.220%)
1.54%, 09/19/19[a,b]	10,000	10,014,042
New York Life Global Funding
1.55%, 11/02/18[b]	4,750	4,747,350
Voya Financial Inc.
2.90%, 02/15/18	4,572	4,584,668

		41,172,082
INTERNET — 0.14%
eBay Inc.
2.50%, 03/09/18	4,000	4,012,220

		4,012,220
LEISURE TIME — 0.67%
Carnival Corp.
1.88%, 12/15/17	19,400	19,409,094

		19,409,094
LODGING — 0.35%
Marriott International Inc./MD
6.75%, 05/15/18	9,814	10,073,250

		10,073,250
MACHINERY — 0.41%
John Deere Capital Corp.
FRN, (3 mo. LIBOR US + 0.290%)
1.61%, 06/22/20[a]	6,000	6,007,590
FRN, (3 mo. LIBOR US + 0.300%)
1.62%, 03/13/20[a]	6,000	6,016,475

		12,024,065

Security	Principal (000s)	Value
MANUFACTURING — 0.41%
General Electric Co. FRN, (3 mo. LIBOR US + 0.510%)
1.87%, 01/14/19[a]	$10,000	$10,044,610
Siemens Financieringsmaatschappij NV FRN, (3 mo. LIBOR US + 0.340%)
1.66%, 03/16/20[a,b]	2,000	2,007,018

		12,051,628
MEDIA — 1.00%
Comcast Corp.
6.30%, 11/15/17	9,000	9,015,840
Discovery Communications LLC FRN, (3 mo. LIBOR US + 0.710%)
2.04%, 09/20/19[a]	20,000	20,126,233

		29,142,073
MINING — 0.39%
Anglo American Capital PLC
9.38%, 04/08/19[b]	10,265	11,294,477

		11,294,477
OIL & GAS — 3.13%
Apache Corp.
7.00%, 02/01/18	7,000	7,086,797
BP Capital Markets PLC
2.24%, 09/26/18	10,000	10,051,714
Canadian Natural Resources Ltd.
1.75%, 01/15/18	6,000	6,000,895
Chevron Corp. FRN, (3 mo. LIBOR US + 0.210%)
1.53%, 03/03/20[a]	6,500	6,524,172
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	15,000	14,973,900
Ecopetrol SA
7.63%, 07/23/19	8,000	8,684,000
Petroleos Mexicanos
3.50%, 07/18/18[f]	10,000	10,094,400
5.75%, 03/01/18	10,000	10,116,477
Phillips 66 FRN, (3 mo. LIBOR US + 0.750%)
2.11%, 04/15/20 (Call 04/15/18)[a,b]	5,625	5,635,882
Sinopec Group Overseas Development 2014 Ltd.
2.75%, 04/10/19[g]	12,000	12,054,220

		91,222,457

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
PHARMACEUTICALS — 3.40%
AbbVie Inc.
1.80%, 05/14/18[f]	$27,000	$27,016,760
Allergan Funding SCS
2.35%, 03/12/18[f]	20,000	20,045,912
3.00%, 03/12/20 (Call 02/12/20)	3,000	3,045,577
FRN, (3 mo. LIBOR US + 1.080%)
2.39%, 03/12/18[a]	8,000	8,024,947
FRN, (3 mo. LIBOR US + 1.255%)
2.57%, 03/12/20[a]	20,505	20,881,973
AstraZeneca PLC
1.75%, 11/16/18	20,000	19,992,381

		99,007,550
PIPELINES — 0.71%
Enterprise Products Operating LLC
6.65%, 04/15/18	1,500	1,533,410
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	4,400	4,449,894
Kinder Morgan Inc./DE
2.00%, 12/01/17	4,000	4,000,520
TransCanada PipeLines Ltd.
1.63%, 11/09/17	3,000	3,000,120
1.88%, 01/12/18	7,800	7,805,017

		20,788,961
REAL ESTATE INVESTMENT TRUSTS — 0.38%
Realty Income Corp.
2.00%, 01/31/18 (Call 12/31/17)	1,000	1,000,319
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)[f]	10,000	10,045,811

		11,046,130
RETAIL — 1.57%
CVS Health Corp.
1.90%, 07/20/18	3,000	3,003,976
2.25%, 12/05/18 (Call 11/05/18)	18,500	18,556,240
McDonald’s Corp.
2.10%, 12/07/18	24,000	24,109,713

		45,669,929
SEMICONDUCTORS — 1.28%
Intel Corp. FRN, (3 mo. LIBOR US + 0.080%)
1.39%, 05/11/20[a]	13,700	13,711,393
QUALCOMM Inc. FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 05/20/20[a]	8,395	8,463,790

Security	Principal (000s)	Value
Xilinx Inc.
2.13%, 03/15/19	$15,000	$15,028,172

		37,203,355
SOFTWARE — 0.24%
Fidelity National Information Services Inc.
2.85%, 10/15/18	7,000	7,064,813

		7,064,813
TELECOMMUNICATIONS — 1.78%
AT&T Inc.
5.88%, 10/01/19	2,000	2,141,603
FRN, (3 mo. LIBOR US + 0.650%)
2.01%, 01/15/20[a]	12,000	12,063,302
Deutsche Telekom International Finance BV
FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 09/19/19[a,b]	10,000	10,023,178
FRN, (3 mo. LIBOR US + 0.580%)
1.93%, 01/17/20[a,b]	12,000	12,039,248
Verizon Communications Inc. FRN, (3 mo. LIBOR US + 0.550%)
1.86%, 05/22/20[a,f]	15,440	15,537,627

		51,804,958
TRANSPORTATION — 0.20%
FedEx Corp.
8.00%, 01/15/19	1,275	1,365,653
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	4,473	4,490,070

		5,855,723
TRUCKING & LEASING — 0.73%
Aviation Capital Group LLC
4.63%, 01/31/18[b]	885	890,937
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.50%, 06/15/19 (Call 05/15/19)[b]	4,000	4,024,149
2.88%, 07/17/18[b]	7,635	7,693,205
3.38%, 03/15/18[b]	8,479	8,534,898

		21,143,189

TOTAL CORPORATE BONDS & NOTES
(Cost: $1,783,425,127)		1,785,872,540

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
REPURCHASE AGREEMENTS — 1.03%
Mizuho Securities USA Inc., 2.33%, 11/01/17[a,h] (Purchased on 10/31/17 to be repurchased at $30,001,942, collateralized by various non-agency asset-backed securities, 0.00% to 6.60%, due 02/01/22 to 10/25/36, par and fair value of $112,171,004 and $34,500,000, respectively)	$30,000	$30,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost: $30,000,000)		30,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.68%
Federal National Mortgage Association
5.00%, 01/01/20	2,963	3,011,054
FHLMC Multifamily Structured Pass Through Certificates
Series K010, Class A2
4.33%, 10/25/20[d]	1,250	1,324,345
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)[d]	8,500	8,962,864
Series K032, Class A1
3.02%, 02/25/23	1,161	1,189,157
Series K715, Class A2
2.86%, 01/25/21	2,500	2,553,988
Series K721, Class A1
2.61%, 01/25/22	2,675	2,704,783

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $19,825,642)		19,746,191

MONEY MARKET FUNDS — 1.15%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[i,j,k]	27,343	27,348,519
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[i,j]	6,185	6,184,789

TOTAL MONEY MARKET FUNDS
(Cost: $33,529,652)		33,533,308

Value
TOTAL INVESTMENTS IN SECURITIES — 100.78%
(Cost: $2,928,485,493)[l]	$2,932,344,286
Other Assets, Less Liabilities — (0.78)%	(22,606,465)

NET ASSETS — 100.00%	$2,909,737,821

FRN  —  Floating Rate Note

[a]	Floating rate security. Rate shown is the rate in effect as of period end.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[e]	Rates shown are discount rates paid at the time of purchase.
[f]	All or a portion of this security represents a security on loan. See Note 1.
[g]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[h]	Maturity date represents next reset date.
[i]	Affiliated issuer. See Schedule 1.
[j]	The rate quoted is the annualized seven-day yield of the fund at period end.
[k]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[l]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,928,489,658. Net unrealized appreciation was $3,854,628, of which $5,665,724 represented gross unrealized appreciation on investments and $1,811,096 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	35,208	—	(7,865)[b]	27,343	$27,348,519	$10,677	$269	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	27,110	—	(20,925)[b]	6,185	6,184,789	11,405	—	425,320

					$33,533,308	$22,082	$269	$425,320

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Asset-backed securities	$—	$897,230,939	$41,387,721	$938,618,660
Certificates of deposit	—	16,000,126	—	16,000,126
Collateralized mortgage obligations	—	90,106,794	—	90,106,794
Commercial paper	—	18,466,667	—	18,466,667
Corporate bonds & notes	—	1,785,872,540	—	1,785,872,540
Repurchase agreements	—	30,000,000	—	30,000,000
U.S. government agency obligations	—	19,746,191	—	19,746,191
Money market funds	33,533,308	—	—	33,533,308

Total	$33,533,308	$2,857,423,257	$41,387,721	$2,932,344,286

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2017

The following table includes a rollforward for the year ended October 31, 2017 of investments whose values are classified as Level 3 as of the beginning or end of the year.

	Asset-Backed Securities	Collateralized Mortgage Obligations
Balance at beginning of period	$35,871,580	$3,410,000
Realized gain (loss) and change in unrealized appreciation/depreciation	9,213	—
Purchases	41,388,398	—
Sales	(9,100,000)	—
Transfers ina	—	—
Transfers out[a]	(26,781,470)	(3,410,000)

Balance at end of period	$41,387,721	$—

Net change in unrealized appreciation/depreciation on investments still held at end of period	$(677)	$—

a	Represents the value as of the beginning of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing a single broker quote without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2017

Security		Principal (000s)	Value
MUNICIPAL DEBT OBLIGATIONS — 104.79%

ALABAMA — 3.37%
Bessemer Governmental Utility Services Corp. RB
5.00%, 06/01/20	(BAM)	$515	$560,253
State of Alabama Docks Department RB Series B
5.00%, 10/01/18		500	515,770
5.00%, 10/01/19		500	532,010
Tuscaloosa City Board of Education RB
5.00%, 08/01/19		150	159,850

			1,767,883
ARKANSAS — 0.28%
City of Little Rock AR Water Reclamation System Revenue RB
1.15%, 12/01/18		145	144,968

			144,968
CALIFORNIA — 1.39%
Lancaster Redevelopment Agency Successor Agency RB
3.00%, 08/01/20		700	732,585

			732,585
COLORADO — 0.55%
State of Colorado Department of Transportation COP
5.00%, 06/15/19		270	286,492

			286,492
CONNECTICUT — 4.66%
State of Connecticut GO Series A
5.00%, 04/15/20		1,200	1,299,252
Series C VRDN
1.02%, 05/15/34	(Put 11/06/17)[a]	1,150	1,150,000

			2,449,252
FLORIDA — 4.27%
Florida Gulf Coast University Financing Corp. RB Series A
5.00%, 08/01/20		2,055	2,244,368

			2,244,368

Security		Principal (000s)	Value
GEORGIA — 4.39%
Burke County Development Authority RB
2.20%, 10/01/32		$1,700	$1,709,452
Cobb County Development Authority RB
5.00%, 07/15/20		545	596,241

			2,305,693
ILLINOIS — 6.63%
Chicago Transit Authority RB
5.00%, 06/01/20		750	814,995
Illinois Finance Authority RB
3.00%, 11/15/17		150	150,098
4.00%, 09/01/18		150	152,793
4.00%, 11/15/18		100	102,748
4.00%, 09/01/19		145	150,636
Series A
5.00%, 10/01/20		100	109,821
VRDN
0.96%, 05/01/38	(Put 11/06/17)[a]	1,000	1,000,000
0.96%, 08/15/42	(Put 11/06/17)[a]	1,000	1,000,000

			3,481,091
INDIANA — 4.19%
City of Indianapolis Department of Public Utilities Water System Revenue RB Series B
4.00%, 10/01/18		100	102,573
City of Rockport IN RB VRDN
0.93%, 07/01/25	(Put 11/06/17)[a]	2,100	2,100,000

			2,202,573
IOWA — 2.02%
Iowa Finance Authority RB VRDN
1.17%, 04/01/22	(Put 11/06/17)[a]	1,060	1,060,000

			1,060,000
KENTUCKY — 2.04%
Hardin County School District Finance Corp. RB
4.00%, 02/01/18		400	402,728

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Kentucky State Property & Building Commission RB Series D
5.00%, 05/01/21		$600	$668,250

			1,070,978
LOUISIANA — 9.20%
City of Ruston LA RB
2.00%, 06/01/18	(AGM)	185	186,045
Louisiana Offshore Terminal Authority RB Series B VRDN
0.95%, 09/01/33	(Put 11/07/17)[a]	2,000	2,000,000
Louisiana Public Facilities Authority RB
5.00%, 05/15/21		400	446,212
VRDN
0.92%, 12/01/43	(Put 11/06/17)[a]	2,200	2,200,000

			4,832,257
MARYLAND — 0.45%
Maryland Health & Higher Educational Facilities Authority RB Series B
3.00%, 07/01/18		235	237,801

			237,801
MICHIGAN — 1.16%
County of Genesee MI GOL Series B
5.00%, 02/01/19	(BAM)	100	104,548
Macomb Township Building Authority RB
3.00%, 04/01/18		500	504,035

			608,583
NEW JERSEY — 30.42%
Borough of Oceanport NJ GO
2.00%, 06/29/18		1,000	1,003,940
Borough of Wanaque NJ GO
2.25%, 03/30/18		1,075	1,079,336
City of North Wildwood NJ GO
2.25%, 05/09/18		1,000	1,004,700
County of Passaic NJ GO Series A
2.00%, 12/11/17		1,000	1,001,110
Hasbrouck Heights Board of Education GO
2.00%, 07/13/18		1,100	1,103,894

Security		Principal (000s)	Value
New Jersey Building Authority RB Series A
5.00%, 06/15/18		$510	$519,996
New Jersey Economic Development Authority RB
Series A
4.00%, 07/01/22		2,000	2,116,760
Series DDD
5.00%, 06/15/19		645	675,457
Series NN
5.00%, 03/01/21		255	277,287
Series PP
5.00%, 06/15/20		1,475	1,582,646
New Jersey Educational Facilities Authority RB Series F
4.00%, 07/01/20		255	271,376
New Jersey Health Care Facilities Financing Authority RB
5.00%, 07/01/19		160	169,819
Series A
5.00%, 07/01/20		500	546,345
New Jersey Transportation Trust Fund Authority RB
5.00%, 12/15/17		2,350	2,360,152
Series A-1
5.00%, 06/15/19		495	518,374
Township of Lacey NJ GO Series A
2.00%, 05/25/18		334	334,916
Township of Vernon NJ GO
2.00%, 09/14/18		900	904,608
Township of Winslow NJ GO
1.75%, 06/06/18		500	501,425

			15,972,141
NEW YORK — 12.18%
Amherst Development Corp. RB Series A VRDN
0.97%, 02/01/35	(Put 11/06/17)[a]	1,610	1,610,000
City of Glens Falls NY GO
1.40%, 06/08/18	(Call 12/01/17)	1,000	999,800
Cooperstown Central School District GO
2.00%, 06/29/18	(SAW)	860	863,216

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2017

Security		Principal (000s)	Value
New York State Dormitory Authority RB Series K
4.00%, 10/01/18		$225	$230,769
Onondaga County Trust for Cultural Resources RB
4.00%, 05/01/19		400	415,900
Skaneateles Central School District/NY GO
2.25%, 07/06/18		1,263	1,272,092
Troy Capital Resource Corp. RB
5.00%, 09/01/18		975	1,005,761

			6,397,538
NORTH CAROLINA — 0.45%
Charlotte-Mecklenburg Hospital Authority (The) RB
5.00%, 01/15/19		225	234,954

			234,954
OHIO — 6.28%
City of Kirtland OH GOL
2.00%, 06/21/18		500	502,090
City of Willoughby OH GO
2.00%, 06/22/18		750	753,105
County of Union OH GOL
1.20%, 03/28/18	(Call 12/01/17)	1,350	1,350,175
Urbana City School District GO
5.00%, 12/01/17		690	692,167

			3,297,537
OKLAHOMA — 0.74%
Norman Regional Hospital Authority RB
4.00%, 09/01/18		380	388,155

			388,155
PENNSYLVANIA — 6.16%
Carlisle Area School District GOL
2.00%, 09/01/19		165	167,231
Commonwealth of Pennsylvania GO Third Series
5.38%, 07/01/18	(AGM)	1,000	1,028,180
Pennsylvania Economic Development Financing Authority RB
4.00%, 03/15/19		1,000	1,037,630
VRDN
0.97%, 11/01/28	(Put 11/07/17)[a]	1,000	1,000,000

			3,233,041

Security		Principal or Shares (000s)	Value
SOUTH CAROLINA — 1.90%
Tender Option Bond Trust Receipts/Certificates RB Series 2016 VRDN
1.12%, 06/01/37	(Put 12/01/23)[a,b]	$1,000	$1,000,000

			1,000,000
TENNESSEE — 0.49%
Knox County Health Educational & Housing Facility Board RB
4.00%, 09/01/18		250	254,927

			254,927
TEXAS — 0.62%
Harris County Hospital District RB
5.00%, 02/15/20		300	324,039

			324,039
WEST VIRGINIA — 0.64%
Berkeley County Public Service District RB
2.00%, 12/01/17		335	335,228

			335,228
WYOMING — 0.31%
Wyoming Municipal Power Agency Inc. RB Series A
4.00%, 01/01/18	(BAM)	160	160,712

			160,712

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $55,065,079)			55,022,796

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Liquidity Funds: MuniCash
0.74%[c,d]		25	25,041

			25,041

TOTAL SHORT-TERM INVESTMENTS (Cost: $25,041)			25,041

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 104.84% (Cost: $55,090,120)[e]	$55,047,837
Other Assets, Less Liabilities — (4.84)%	(2,541,274)

NET ASSETS — 100.00%	$52,506,563

COP  —  Certificates of Participation

GO  —  General Obligation

GOL  —  General Obligation Limited

RB  —  Revenue Bond

SAW  —  State Aid Withholding

VRDN  —  Variable Rate Demand Note

Insured by:

AGM  —  Assured Guaranty Municipal Corp.

BAM  —  Build America Mutual Assurance Co.

[a]	Variable rate security that is payable on demand on each reset date. Rate shown is the rate in effect as of period end.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $55,090,135. Net unrealized depreciation was $42,298, of which $30,340 represented gross unrealized appreciation on investments and $72,638 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Liquidity Funds: MuniCash	98	—	(73)[b]	25	$25,041	$26	$(3)	$419

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Municipal debt obligations	$—	$55,022,796	$—	$55,022,796
Money market funds	25,041	—	—	25,041

Total	$25,041	$55,022,796	$—	$55,047,837

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 0.01%
Honda Auto Receivables Owner Trust Series 2016-2, Class A2
1.13%, 09/17/18 (Call 07/15/19)	$18	$18,050

TOTAL ASSET-BACKED SECURITIES
(Cost: $18,054)		18,050

CERTIFICATES OF DEPOSIT — 12.77%
Bank of Montreal FRN, (1 mo. LIBOR US + 0.240%)
1.48%, 10/17/18[a]	500	499,975
1.48%, 10/25/18[a]	500	499,965
Bank of Nova Scotia (The)
1.58%, 08/08/18	3,800	3,797,480
FRN, (3 mo. LIBOR US + 0.300%)
1.66%, 04/12/19[a]	1,000	999,569
BNP Paribas SA
1.76%, 10/26/18	2,000	1,999,893
Canadian Imperial Bank of Commerce FRN, (3 mo. LIBOR US + 0.360%)
1.67%, 08/08/18[a]	1,000	1,000,457
Credit Suisse AG/New York NY
1.66%, 06/29/18	600	599,785
1.86%, 11/09/18	1,000	1,000,230
KBC Bank NV
0.00%, 01/04/18[j]	1,000	997,330
Natixis SA
1.81%, 11/20/18	1,000	1,000,300
Norinchukin Bank FRN, (1 mo. LIBOR US + 0.190%)
1.43%, 05/29/18[a]	1,500	1,499,770
Royal Bank of Canada/New York NY FRN, (1 mo. LIBOR US + 0.210%)
1.45%, 08/09/18[a]	2,600	2,599,756
Societe Generale International
1.62%, 09/10/18	750	749,807
Standard Chartered Bank FRN, (1 mo. LIBOR US + 0.200%)
1.44%, 05/01/18[a]	3,000	2,999,280
Sumitomo Mitsui Banking Corp. FRN, (1 mo. LIBOR US + 0.190%)
1.43%, 01/23/18[a]	2,500	2,499,880
Toronto-Dominion Bank (The) FRN, (1 mo. LIBOR US + 0.520%)
1.76%, 11/22/17[a]	1,000	1,000,367

Security	Principal (000s)	Value
Wells Fargo Bank N.A. FRN, (3 mo. LIBOR US + 0.280%)
1.59%, 02/06/18[a]	$250	$250,242

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $23,997,157)		23,994,086

COMMERCIAL PAPER[b] — 38.39%
ABN AMRO Funding USA LLC
1.62%, 03/02/18	3,000	2,985,431
Albion Capital Corp.
1.29%, 11/20/17	4,528	4,524,964
Amgen Inc.
1.30%, 11/08/17	4,000	3,998,719
Antalis SA
1.46%, 01/10/18	1,000	997,326
ASB Finance Ltd. FRN, (1 mo. LIBOR US + 0.230%)
1.47%, 09/21/18[a]	500	499,954
FRN, (1 mo. LIBOR US + 0.470%)
1.71%, 02/12/18[a]	300	300,353
Atlantic Asset Securitization LLC
1.42%, 01/04/18	675	673,363
AXA Financial Inc.
1.54%, 02/06/18	2,500	2,489,206
Bank of Nova Scotia (The) FRN, (1 mo. LIBOR US + 0.520%)
1.76%, 11/20/17[a,c]	500	500,168
Barclays Bank PLC
1.67%, 02/16/18	4,000	3,983,224
Bell Canada Inc.
1.51%, 11/28/17	500	499,430
1.52%, 11/01/17	700	699,972
BPCE SA
1.65%, 07/09/18	3,000	2,965,634
Canadian Imperial Bank of Commerce
1.48%, 10/16/18[d]	250	250,000
Duke Energy Corp.
1.32%, 11/02/17	4,000	3,999,698
Eni Finance USA Inc.
1.57%, 01/24/18	4,000	3,985,286
1.63%, 02/05/18	350	348,506
Entergy Corp.
1.64%, 11/28/17	1,000	998,703

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Enterprise Products Operating LLC
1.38%, 11/02/17	$5,000	$4,999,623
Ford Motor Credit Co. LLC
1.56%, 01/03/18	350	349,030
HSBC Bank PLC FRN, (3 mo. LIBOR US + 0.300%)
1.61%, 02/09/18[a]	1,000	1,001,059
Hyundai Capital America
1.31%, 11/02/17	3,500	3,499,736
1.58%, 01/22/18	2,000	1,992,959
Liberty Funding LLC
1.32%, 12/13/17	250	249,613
Macquarie Bank Ltd. FRN, (1 mo. LIBOR US + 0.310%)
1.55%, 01/24/18[a,c]	5,400	5,403,499
Marriott International Inc.
1.37%, 11/02/17	1,700	1,699,872
Matchpoint Finance PLC
1.43%, 12/12/17	2,100	2,096,634
Mondelez International Inc.
1.49%, 11/20/17	500	499,612
1.49%, 01/09/18	3,000	2,991,349
1.50%, 11/13/17	1,500	1,499,250
Nationwide Building Society
1.53%, 03/27/18	500	496,854
Omnicom Capital Inc.
1.47%, 11/22/17	1,000	999,146
Oversea-Chinese Banking Corp. Ltd. FRN, (1 mo. LIBOR US + 0.220%)
1.45%, 10/04/18[a]	1,000	999,813
Sheffield Receivables Co. LLC
1.53%, 02/12/18	1,000	995,802
Suncor Energy Inc.
1.53%, 01/03/18	700	698,179
Telstra Corp. Ltd.
1.48%, 04/09/18	500	496,393
TransCanada PipeLines Ltd.
1.42%, 11/28/17	1,000	998,911
1.50%, 12/27/17	3,000	2,993,136
United Overseas Bank Ltd.
1.38%, 01/04/18	500	498,822
Victory Receivables Corp.
1.32%, 12/08/17	250	249,661
1.44%, 02/01/18	1,000	996,368

Security	Principal (000s)	Value
White Plains Capital
1.76%, 03/13/18[c]	$750	$745,151

TOTAL COMMERCIAL PAPER
(Cost: $72,143,173)		72,150,409

CORPORATE BONDS & NOTES — 45.92%

AEROSPACE & DEFENSE — 1.94%
Lockheed Martin Corp.
4.25%, 11/15/19	3,000	3,140,658
United Technologies Corp. FRN, (3 mo. LIBOR US + 0.350%)
1.66%, 11/01/19[a]	500	502,495

		3,643,153
AUTO MANUFACTURERS — 3.33%
American Honda Finance Corp.
1.55%, 12/11/17	2,500	2,500,288
Daimler Finance North America LLC FRN, (3 mo. LIBOR US + 0.620%)
2.00%, 10/30/19[a,c]	250	251,509
Ford Motor Credit Co. LLC
1.72%, 12/06/17	350	350,011
Harley-Davidson Financial Services Inc.
1.55%, 11/17/17[c]	1,300	1,300,059
Hyundai Capital America
2.00%, 03/19/18[c]	300	300,085
Nissan Motor Acceptance Corp.
1.72%, 09/28/20[c,d]	750	751,097
FRN, (3 mo. LIBOR US + 0.800%)
2.15%, 04/06/18[a,c]	300	300,672
FRN, (3 mo. LIBOR US + 1.010%)
2.33%, 03/08/19[a,c]	250	252,453
Toyota Motor Credit Corp. FRN, (3 mo. LIBOR US + 0.380%)
1.73%, 04/06/18[a]	250	250,414

		6,256,588
BANKS — 24.34%
Australia & New Zealand Banking Group Ltd. FRN, (3 mo. LIBOR US + 0.440%)
1.80%, 01/16/18[a,c]	400	400,349
Bank of America Corp.
2.60%, 01/15/19	500	503,298
Bank of America N.A.
2.05%, 12/07/18	545	546,979

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Bank of Montreal FRN, (3 mo. LIBOR US + 0.600%)
1.91%, 12/12/19[a]	$510	$513,659
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 09/09/19[a]	800	799,852
Banque Federative du Credit Mutuel SA
2.50%, 10/29/18[c]	2,000	2,013,464
Barclays PLC
2.00%, 03/16/18	2,000	2,002,480
Citigroup Inc.
1.70%, 04/27/18	1,550	1,549,316
FRN, (3 mo. LIBOR US + 0.860%)
2.18%, 12/07/18[a]	400	402,515
Commonwealth Bank of Australia FRN, (3 mo. LIBOR US + 0.400%)
1.71%, 03/12/18[a,c]	300	300,383
FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 03/10/20[a,c]	1,615	1,619,253
Fifth Third Bank/Cincinnati OH
1.63%, 10/30/20 (Call 09/30/20)[d]	1,000	999,613
2.20%, 10/30/20 (Call 09/30/20)	490	490,173
Goldman Sachs Group Inc. (The)
2.90%, 07/19/18	1,000	1,007,793
HSBC USA Inc.
1.63%, 01/16/18	1,800	1,800,147
FRN, (3 mo. LIBOR US + 0.880%)
2.21%, 09/24/18[a]	2,000	2,013,937
JPMorgan Chase & Co.
6.00%, 01/15/18	2,500	2,522,400
FRN, (3 mo. LIBOR US + 0.550%)
1.92%, 04/25/18[a]	400	400,851
Series H
1.70%, 03/01/18 (Call 02/01/18)	2,500	2,501,036
JPMorgan Chase Bank N.A. FRN, (3 mo. LIBOR US + 0.450%)
1.78%, 09/21/18 (Call 08/21/18)[a]	250	250,527
Lloyds Bank PLC
2.70%, 08/17/20	1,000	1,015,086
Mizuho Bank Ltd./NY
1.77%, 10/25/19[d]	3,000	2,998,743
FRN, (3 mo. LIBOR US + 0.540%)
1.86%, 09/04/18[a]	1,500	1,500,246

Security	Principal (000s)	Value
Morgan Stanley
2.13%, 04/25/18	$1,000	$1,001,825
National Australia Bank Ltd. FRN, (3 mo. LIBOR US + 0.420%)
1.77%, 04/17/19[a,c,e]	1,000	1,001,900
National Australia Bank Ltd./New York FRN, (3 mo. LIBOR US + 0.190%)
1.51%, 03/14/19[a]	750	749,861
Royal Bank of Canada
2.00%, 12/10/18	390	390,988
FRN, (3 mo. LIBOR US + 0.380%)
1.70%, 03/02/20[a]	3,000	3,007,692
Santander UK PLC
1.00%, 11/03/20[d]	500	499,777
2.13%, 11/03/20	965	963,025
Sumitomo Mitsui Banking Corp./New York FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 09/09/19[a]	800	799,803
Sumitomo Mitsui Trust Bank Ltd./New York FRN, (3 mo. LIBOR US + 0.370%)
1.72%, 01/17/19[a]	800	799,903
Sumitomo Mitsui Trust Bank Ltd.
2.05%, 03/06/19[c]	1,635	1,635,153
Svenska Handelsbanken AB
1.68%, 09/08/20[d]	745	746,866
UBS AG/London
FRN, (1 mo. LIBOR US + 0.310%)
1.55%, 08/29/18[a]	400	400,060
FRN, (3 mo. LIBOR US + 0.580%)
1.90%, 06/08/20 (Call 05/08/20)[a,c]	1,000	1,004,788
UBS AG/Stamford CT
1.80%, 03/26/18	325	325,361
2.38%, 08/14/19	1,000	1,006,440
Westpac Banking Corp. FRN, (3 mo. LIBOR US + 0.430%)
1.75%, 03/06/20[a]	3,000	3,010,104
FRN, (3 mo. LIBOR US + 0.710%)
2.02%, 05/13/19[a]	250	251,913

		45,747,559
BEVERAGES — 1.07%
PepsiCo Inc.
1.35%, 10/15/18[d]	2,000	1,999,932

		1,999,932

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.53%
Gilead Sciences Inc.
1.49%, 09/20/18[d]	$1,000	$1,000,936

		1,000,936
COMPUTERS — 0.93%
Apple Inc. FRN, (3 mo. LIBOR US + 0.200%)
1.51%, 02/07/20[a]	500	501,441
FRN, (3 mo. LIBOR US + 0.250%)
1.56%, 05/03/18[a]	250	250,317
IBM Credit LLC
1.47%, 09/06/19[d]	1,000	1,001,305

		1,753,063
DIVERSIFIED FINANCIAL SERVICES — 1.85%
American Express Credit Corp.
1.88%, 11/05/18 (Call 10/05/18)	460	460,446
FRN, (3 mo. LIBOR US + 0.430%)
1.75%, 03/03/20 (Call 02/03/20)[a]	3,000	3,010,816

		3,471,262
ELECTRIC — 0.27%
Electricite de France SA
2.15%, 01/22/19[c]	500	501,602

		501,602
ELECTRONICS — 0.56%
Honeywell International Inc.
1.42%, 10/30/19[d]	750	749,893
1.80%, 10/30/19	310	309,716

		1,059,609
HEALTH CARE – SERVICES – 0.12%
UnitedHealth Group Inc.
1.95%, 10/15/20	230	229,493

		229,493
INSURANCE — 1.51%
Berkshire Hathaway Finance Corp.
1.45%, 03/07/18	115	114,992
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 03/07/18[a]	100	100,195
Metropolitan Life Global Funding I
1.50%, 01/10/18[c]	1,770	1,770,284
1.75%, 09/19/19[c]	860	856,709

		2,842,180

Security	Principal (000s)	Value
INTERNET — 0.94%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	$1,750	$1,761,725

		1,761,725
MACHINERY — 1.05%
Caterpillar Financial Services Corp.
1.50%, 02/23/18	500	500,060
FRN, (3 mo. LIBOR US + 0.700%)
2.01%, 02/23/18[a]	300	300,671
John Deere Capital Corp.
1.46%, 07/05/19[d]	1,170	1,169,744

		1,970,475
MANUFACTURING — 1.60%
Siemens Financieringsmaatschappij NV FRN, (3 mo. LIBOR US + 0.340%)
1.66%, 03/16/20[a,c]	3,000	3,010,527

		3,010,527
MEDIA — 0.76%
Walt Disney Co. (The) FRN, (3 mo. LIBOR US + 0.130%)
1.45%, 03/04/20[a]	1,435	1,434,753

		1,434,753
OIL & GAS — 2.76%
BP Capital Markets PLC
1.77%, 09/19/19	825	824,342
Chevron Corp. FRN, (3 mo. LIBOR US + 0.090%)
1.41%, 02/28/19[a]	2,000	2,000,001
FRN, (3 mo. LIBOR US + 0.210%)
1.53%, 03/03/20[a]	2,000	2,007,437
Exxon Mobil Corp. FRN, (3 mo. LIBOR US + 0.600%)
1.92%, 02/28/18[a]	350	350,713

		5,182,493
RETAIL — 1.58%
CVS Health Corp.
1.90%, 07/20/18	390	390,517
Home Depot Inc. (The) FRN, (3 mo. LIBOR US + 0.150%)
1.47%, 06/05/20[a]	1,220	1,221,966

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Lowe’s Companies Inc. FRN, (3 mo. LIBOR US + 0.600%)
1.92%, 09/14/18[a]	$100	$100,481
Wal-Mart Stores Inc.
1.75%, 10/09/19	1,250	1,249,671

		2,962,635
SEMICONDUCTORS — 0.78%
QUALCOMM Inc.
1.40%, 05/18/18	500	499,808
FRN, (3 mo. LIBOR US + 0.360%)
1.68%, 05/20/19[a]	970	973,501

		1,473,309

TOTAL CORPORATE BONDS & NOTES
(Cost: $86,202,368)		86,301,294

REPURCHASE AGREEMENTS — 3.06%
Citigroup Global Markets Inc., 1.88%, 11/01/17[a,f] (Purchased on 10/31/17 to be repurchased at $2,500,131, collateralized by non-agency mortgage-backed security, 3.25%, due 08/12/49, par and fair value of $3,689,217 and $2,875,000, respectively)	2,500	2,500,000
Credit Suisse Securities (USA) LLC, 1.69%, 11/01/17[a,f] (Purchased on 10/31/17 to be repurchased at $2,000,094, collateralized by various non-agency asset-backed securities, 0.00% to 1.59%, due 11/10/35 to 11/25/36, par and fair value of $11,039,500 and $2,300,862, respectively)	2,000	2,000,000
Deutsche Bank Securities Inc., 1.71%, 11/01/17[a,f] (Purchased on 10/31/17 to be repurchased at $1,250,060, collateralized by various non-agency mortgage-backed securities, 1.71% to 3.97%, due 02/11/28 to 03/12/48, par and fair value of $1,424,871 and $1,437,500, respectively)	1,250	1,250,000

TOTAL REPURCHASE AGREEMENTS
(Cost: $5,750,000)		5,750,000

Security	Principal or Shares (000s)	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.27%
Federal Farm Credit Banks
1.18%, 08/23/19[d]	$500	$500,193

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $500,002)		500,193

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[g,h]	319	318,681

TOTAL MONEY MARKET FUNDS
(Cost: $318,681)		318,681

TOTAL INVESTMENTS IN SECURITIES — 100.59%
(Cost: $188,929,435)[i]		189,032,713
Other Assets, Less Liabilities — (0.59)%		(1,100,464)

NET ASSETS — 100.00%		$187,932,249

FRN  —  Floating Rate Note

[a]	Floating rate security. Rate shown is the rate in effect as of period end.
[b]	Rates shown are discount rates paid at the time of purchase.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[e]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[f]	Maturity date represents next reset date.
[g]	Affiliated issuer. See Schedule 1.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $188,929,435. Net unrealized appreciation was $103,278, of which $129,164 represented gross unrealized appreciation on investments and $25,886 represented gross unrealized depreciation on investments.
[j]	Zero-coupon bond.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	319[b]	—	319	$318,681	$2	$—	$6,380

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Asset-backed securities	$—	$18,050	$—	$18,050
Certificates of deposit	—	23,994,086	—	23,994,086
Commercial paper	—	72,150,409	—	72,150,409
Corporate bonds & notes	—	85,299,394	1,001,900	86,301,294
Repurchase agreements	—	5,750,000	—	5,750,000
U.S. government agency obligations	—	500,193	—	500,193
Money market funds	318,681	—	—	318,681

Total	$318,681	$187,712,132	$1,001,900	$189,032,713

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

October 31, 2017

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$2,864,955,841	$55,065,079	$182,860,754
Repurchase agreements — unaffiliated	30,000,000	—	5,750,000
Affiliated (Note 2)	33,529,652	25,041	318,681

Total cost of investments in securities	$2,928,485,493	$55,090,120	$188,929,435

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,868,810,978	$55,022,796	$182,964,032
Repurchase agreements — unaffiliated	30,000,000	—	5,750,000
Affiliated (Note 2)	33,533,308	25,041	318,681
Foreign currency, at value[b]	27,311	—	—
Cash	499,423	—	754
Receivables:
Investment securities sold	4,267,484	—	—
Dividends and interest	10,446,002	377,133	370,343
Capital shares sold	2,513,840	—	—

Total Assets	2,950,098,346	55,424,970	189,403,810

LIABILITIES
Payables:
Investment securities purchased	12,420,000	2,907,564	1,461,709
Collateral for securities on loan (Note 1)	27,333,860	—	—
Investment advisory fees (Note 2)	606,665	10,843	9,852

Total Liabilities	40,360,525	2,918,407	1,471,561

NET ASSETS	$2,909,737,821	$52,506,563	$187,932,249

Net assets consist of:
Paid-in capital	$2,903,082,353	$52,545,235	$187,711,094
Undistributed net investment income	2,792,669	42,339	138,705
Undistributed net realized gain (accumulated net realized loss)	2,467	(38,728)	(20,828)
Net unrealized appreciation (depreciation)	3,860,332	(42,283)	103,278

NET ASSETS	$2,909,737,821	$52,506,563	$187,932,249

Shares outstanding[c]	57,900,000	1,050,000	3,750,000

Net asset value per share	$50.25	$50.01	$50.12

[a]	Securities on loan with values of $26,659,510, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $25,772, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended October 31, 2017

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$425,320	$419	$6,380
Interest — unaffiliated	41,595,490	474,658	1,392,250
Securities lending income — affiliated — net (Note 2)	106,388	—	—

Total investment income	42,127,198	475,077	1,398,630

EXPENSES
Investment advisory fees (Note 2)	6,109,671	95,727	77,115
Proxy fees	50,775	809	2,646

Total expenses	6,160,446	96,536	79,761

Net investment income	35,966,752	378,541	1,318,869

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,702,633)	(29,166)	(7,503)
Investments — affiliated (Note 2)	10,677	26	—
Foreign currency transactions	761	—	—
Forward currency contracts	8,261,812	—	—
Realized gain distributions from affiliated funds	11,405	—	2

Net realized gain (loss)	582,022	(29,140)	(7,501)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	5,066,732	(21,980)	66,211
Investments — affiliated (Note 2)	269	(3)	—
Forward currency contracts	(3,569,633)	—	—
Translation of assets and liabilities in foreign currencies	1,575	—	—

Net change in unrealized appreciation/depreciation	1,498,943	(21,983)	66,211

Net realized and unrealized gain (loss)	2,080,965	(51,123)	58,710

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,047,717	$327,418	$1,377,579

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Short Maturity Bond ETF		iShares Short Maturity Municipal Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$35,966,752	$21,386,747	$378,541	$244,959
Net realized gain (loss)	582,022	(436,902)	(29,140)	(486)
Net change in unrealized appreciation/depreciation	1,498,943	5,981,582	(21,983)	(49,031)

Net increase in net assets resulting from operations	38,047,717	26,931,427	327,418	195,442

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,147,741)	(21,492,109)	(359,533)	(245,082)

Total distributions to shareholders	(34,147,741)	(21,492,109)	(359,533)	(245,082)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,295,366,901	1,159,167,574	17,526,350	5,007,945
Cost of shares redeemed	(411,421,762)	(924,020,501)	—	(4,994,826)

Net increase in net assets from capital share transactions	883,945,139	235,147,073	17,526,350	13,119

INCREASE (DECREASE) IN NET ASSETS	887,845,115	240,586,391	17,494,235	(36,521)

NET ASSETS
Beginning of year	2,021,892,706	1,781,306,315	35,012,328	35,048,849

End of year	$2,909,737,821	$2,021,892,706	$52,506,563	$35,012,328

Undistributed net investment income included in net assets at end of year	$2,792,669	$1,190,183	$42,339	$23,331

SHARES ISSUED AND REDEEMED
Shares sold	25,800,000	23,150,000	350,000	100,000
Shares redeemed	(8,200,000)	(18,450,000)	—	(100,000)

Net increase in shares outstanding	17,600,000	4,700,000	350,000	—

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® U.S. ETF TRUST

	iShares Ultra Short-Term Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,318,869	$127,279
Net realized loss	(7,501)	(13,325)
Net change in unrealized appreciation/depreciation	66,211	43,430

Net increase in net assets resulting from operations	1,377,579	157,384

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,210,368)	(103,710)

Total distributions to shareholders	(1,210,368)	(103,710)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	167,741,625	22,457,685
Cost of shares redeemed	(4,994,630)	(9,986,485)

Net increase in net assets from capital share transactions	162,746,995	12,471,200

INCREASE IN NET ASSETS	162,914,206	12,524,874

NET ASSETS
Beginning of year	25,018,043	12,493,169

End of year	$187,932,249	$25,018,043

Undistributed net investment income included in net assets at end of year	$138,705	$30,202

SHARES ISSUED AND REDEEMED
Shares sold	3,350,000	450,000
Shares redeemed	(100,000)	(200,000)

Net increase in shares outstanding	3,250,000	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

	iShares Short Maturity Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Sep. 25, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.17	$50.04	$50.15	$50.07	$50.00

Income from investment operations:
Net investment income[b]	0.74	0.50	0.44	0.44	0.02
Net realized and unrealized gain (loss)[c]	0.04	0.14	(0.13)	0.04	0.05

Total from investment operations	0.78	0.64	0.31	0.48	0.07

Less distributions from:
Net investment income	(0.70)	(0.51)	(0.42)	(0.40)	—

Total distributions	(0.70)	(0.51)	(0.42)	(0.40)	—

Net asset value, end of period	$50.25	$50.17	$50.04	$50.15	$50.07

Total return	1.57%	1.28%	0.62%	0.96%	0.14%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,909,738	$2,021,893	$1,781,306	$418,732	$102,634
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.47%	1.01%	0.87%	0.87%	0.42%
Portfolio turnover rate[f]	56%	79%	23%	35%	2%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

	iShares Short Maturity Municipal Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 3, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$50.02	$50.07	$50.00

Income from investment operations:
Net investment income[b]	0.49	0.39	0.20
Net realized and unrealized gain (loss)[c]	(0.03)	(0.04)	0.04

Total from investment operations	0.46	0.35	0.24

Less distributions from:
Net investment income	(0.47)	(0.40)	(0.17)

Total distributions	(0.47)	(0.40)	(0.17)

Net asset value, end of period	$50.01	$50.02	$50.07

Total return	0.93%	0.69%	0.48%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$52,507	$35,012	$35,049
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.25%	0.25%
Ratio of net investment income to average net assets[e]	0.99%	0.79%	0.59%
Portfolio turnover rate[f]	163%	100%	184%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

	iShares Ultra Short-Term Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Dec. 11, 2013[a] to Oct. 31, 2014
Net asset value, beginning of period	$50.04	$49.97	$50.08	$49.99

Income from investment operations:
Net investment income[b]	0.71	0.47	0.24	0.16
Net realized and unrealized gain (loss)[c]	0.02	(0.02)	(0.07)	0.06

Total from investment operations	0.73	0.45	0.17	0.22

Less distributions from:
Net investment income	(0.65)	(0.38)	(0.24)	(0.13)
Net realized gain	—	—	(0.04)	—

Total distributions	(0.65)	(0.38)	(0.28)	(0.13)

Net asset value, end of period	$50.12	$50.04	$49.97	$50.08

Total return	1.47%	0.90%	0.32%	0.45%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$187,932	$25,018	$12,493	$15,024
Ratio of expenses to average net assets[e]	0.09%	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets[e]	1.43%	0.93%	0.47%	0.35%
Portfolio turnover rate[f]	11%	139%	41%	71%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Short Maturity Bond	Non-diversified
Short Maturity Municipal Bond	Diversified
Ultra Short-Term Bond	Diversified

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the Fund’s open repurchase agreements as of October 31, 2017 which are subject to offset under an MRA:

iShares ETF	Market Value of Repurchase Agreements	Non-cash Collateral Received [a]	Net Amount
Short Maturity Bond	$30,000,000	$30,000,000	$—
Ultra Short-Term Bond	5,750,000	5,750,000	—

[a]	Collateral received in excess of the market value of repurchase agreements is not presented in this table. The total collateral received by each Fund is disclosed in each Fund’s schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Short Maturity Bond
Citigroup Global Markets Inc.	$380,559	$380,559	$—
Goldman Sachs & Co.	10,045,300	10,045,300	—
HSBC Securities (USA) Inc.	9,963,557	9,963,557	—
JPMorgan Securities LLC	125,036	125,036	—
Merrill Lynch, Pierce, Fenner & Smith	2,451,880	2,451,880	—
Mizuho Securities USA Inc.	2,267,046	2,267,046	—
Morgan Stanley & Co. LLC	201,997	201,997	—
MUFG Securities Americas Inc.	550,986	550,986	—
Wells Fargo Securities LLC	673,149	673,149	—

	$26,659,510	$26,659,510	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Short Maturity Bond	0.25%
Short Maturity Municipal Bond	0.25
Ultra Short-Term Bond	0.08

Prior to December 16, 2016, for its investment advisory services to the iShares Ultra Short-Term Bond ETF, BFA was entitled to an annual investment advisory fee of 0.18% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Short Maturity Bond	$37,965

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, the purchase and sales transactions executed by the iShares Short Maturity Bond ETF pursuant to Rule 17a-7 under the 1940 Act were $5,158,009 and $ —, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of October 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Ultra Short-Term Bond	1	23%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Short Maturity Bond	$18,368,962	$28,892,679	$2,202,192,432	$1,090,362,703
Short Maturity Municipal Bond	—	—	77,844,038	56,767,280
Ultra Short-Term Bond	1,161,019	1,883,451	63,398,345	1,903,405

There were no in-kind transactions (see Note 4) for the year ended October 31, 2017.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

The iShares Short Maturity Bond ETF uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

As of October 31, 2017, the iShares Short Maturity Bond ETF held no open forward currency contracts.

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Short Maturity Bond ETF during the year ended October 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts	$8,261,812	$(3,569,633)

For the year ended October 31, 2017, the average quarter-end amounts purchased and sold in U.S. dollars for the iShares Short Maturity Bond ETF were $5,624,923 and $67,508,879, respectively.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

parties. Except for NDFs, the forward currency contracts held by the Fund generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker for forward currency contracts” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to, government regulation, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to distributions received from a regulated investment company, the treatment of straddles and foreign currency transactions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Short Maturity Bond	$1	$(216,525)	$216,524
Ultra Short-Term Bond	—	2	(2)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
Short Maturity Bond
Ordinary income	$34,147,741	$21,492,109

Short Maturity Municipal Bond
Tax-exempt income	$359,506	$245,046
Ordinary income	27	36

	$359,533	$245,082

Ultra Short-Term Bond
Ordinary income	$1,210,368	$103,710

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Short Maturity Bond	$2,799,301	$—	$—	$3,856,167	$6,655,468
Short Maturity Municipal Bond	—	42,339	(38,713)	(42,298)	(38,672)
Ultra Short-Term Bond	138,705	—	(20,828)	103,278	221,155

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Short Maturity Municipal Bond	$38,713
Ultra Short-Term Bond	20,828

For the year ended October 31, 2017, the iShares Short Maturity Bond ETF utilized $818,332 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of the iShares Short Maturity Bond ETF,

iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF (constituting funds of the iShares U.S. ETF Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® U.S. ETF TRUST

For the fiscal year ended October 31, 2017, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
Short Maturity Bond	$27,632,830
Short Maturity Municipal Bond	378,541
Ultra Short-Term Bond	1,052,685

The iShares Short Maturity Municipal Bond ETF designates 99.99% of its distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2017.

TAX INFORMATION	57

Board Review and Approval of Investment Advisory

Contract

iSHARES® U.S. ETF TRUST

I. iShares Short Maturity Bond ETF and iShares Short Maturity Municipal Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for each Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its benchmark index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with expectations relative to each Fund’s strategy and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the

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iSHARES® U.S. ETF TRUST

15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Ultra Short-Term Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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iSHARES® U.S. ETF TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its selected competitors and benchmark index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s strategy, selected competitors and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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Contract (Continued)

iSHARES® U.S. ETF TRUST

and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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Contract (Continued)

iSHARES® U.S. ETF TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares U.S. ETF Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	49,298,818	57,986
Richard L. Fagnani	49,294,053	62,752
Drew E. Lawton	49,296,485	60,320
Madhav V. Rajan	49,289,721	67,084
Mark Wiedman	49,289,957	66,848

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Short Maturity Municipal Bond	$0.470514	$—	$0.003574	$0.474088	99%	—%	1%	100%
Ultra Short-Term Bond	0.629978	—	0.022753	0.652731	97	—	3	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	65

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Short Maturity Bond ETF

Period Covered: September 25, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	823	81.33%
AT NAV	57	5.63
Less than 0.0% and Greater than –0.5%	132	13.04

	1,012	100.00%

iShares Short Maturity Municipal Bond ETF

Period Covered: March 3, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	384	58.89%
AT NAV	27	4.14
Less than 0.0% and Greater than –0.5%	239	36.66
Less than –0.5%	2	0.31

	652	100.00%

iShares Ultra Short-Term Bond ETF

Period Covered: December 11, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	568	59.29%
AT NAV	51	5.32
Less than 0.0% and Greater than –0.5%	339	35.39

	958	100.00%

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares U.S. ETF Trust, iShares, Inc. and iShares Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2011).

President, BlackRock, Inc.

(since 2006); Vice Chairman of

BlackRock, Inc. and Head of

BlackRock’s Portfolio Management

Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman[b] (46)	Trustee (since 2013)

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director,

BlackRock, Inc. (2007-2014); Global

Head of BlackRock’s ETF and Index

Investments Business (since 2016);

Global Head of iShares (2011-2016);

Head of Corporate Strategy,

BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998- 2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee
(2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005);

Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Director of Forward Funds (14 portfolios) (since 2009);

Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015);

Trustee of iShares Trust (since 2015);
Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business
(2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	69

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1008-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Commodities Select Strategy ETF | COMT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® COMMODITIES SELECT STRATEGY ETF

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended October 31, 2017 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 23.2% in U.S. dollar terms for the reporting period.

The key factor behind the robust performance of global stocks during the reporting period was improving global economic growth, which was driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Stronger economic activity in Europe emerged during the reporting period as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan to stimulate economic activity.

By the end of the reporting period, stronger economic growth led several central banks to reduce some of their economic stimulus measures. For example, the ECB announced plans to taper its quantitative easing program beginning in 2018, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the strongest returns among developed markets, advancing by approximately 27% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union. Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and France, while Belgium and Switzerland posted modest returns.

Equity markets in the Asia-Pacific region gained about 18% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar for the reporting period.

The U.S. stock market returned approximately 23% for the reporting period. U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as global economic growth led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (“Fed”) during the reporting period, which increased its short-term interest rate target to its highest levels since October 2008. The Fed also began to reduce the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 26% in U.S. dollar terms for the reporting period. Emerging markets in Asia posted the best returns, led by China and South Korea. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® COMMODITIES SELECT STRATEGY ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.08%	(9.36)%	12.08%	(25.87)%
Fund Market	12.08%	(9.37)%	12.08%	(25.89)%
S&P GSCITM Commodity Total Return Index	7.28%	(16.33)%	7.28%	(41.87)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/14. The first day of secondary market trading was 10/16/14.

The S&P GSCITM Commodity Total Return Index is an unmanaged index that measures the performance of general commodity price movements and inflation in the world economy.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,088.30	$2.53	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The iShares Commodities Select Strategy ETF (the “Fund”) seeks total return by providing investors with broad commodity exposure. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 12.08%, net of fees.

Approximately 70% of the Fund’s exposure was in commodities futures, which were solid contributors to the Fund’s return for the reporting period. Some of the Fund’s largest exposures in the futures portion of the portfolio during the reporting period included West Texas Intermediate crude oil, Brent crude oil, heating oil, gas oil, and unleaded gasoline. These futures positions benefited from an overall increase in energy prices, despite some volatility. Oil prices initially declined during the first half of 2017 as inventories increased and supply reflected increased output by Libya, Nigeria, and U.S. shale oil producers. But these conditions reversed beginning in July 2017, when OPEC announced additional production cuts, U.S. oil inventories declined, hurricanes in the U.S. disrupted refinery activity, and political uncertainty in Venezuela all led to increased prices. Limited output from U.S. oil refiners and record demand during the summer driving season led to gasoline prices in the U.S. reaching a two-year high in August 2017. Demand for energy more broadly was supported by improving global economic growth during the reporting period. Agricultural commodities generally weakened during the reporting period due to excess supply, as wheat inventories reached near-record highs and international production surged.

Approximately 30% of the Fund’s exposure was in commodities stocks, which were strong contributors to the Fund’s return for the reporting period. The stocks of companies in the agricultural and farm machinery and fertilizers and agricultural chemicals industries were meaningful contributors to the Fund’s return despite weakening prices for agricultural commodities. Demand for both farming and industrial equipment and fertilizer reflected improved global growth, particularly in South America. Stocks in the metals and mining industry also contributed to the Fund’s return for the reporting period, largely reflecting positive pricing for industrial commodities such as aluminum and copper. Metals prices increased due to strong demand from China, which simultaneously constrained supply by closing factories to address environmental concerns.

ALLOCATION BY SECTOR

As of 10/31/17

Sector/Investment Type	% of Net Assets

Agriculture Equities	14.97%
Base Metal Equities	5.71
Timber Equities	3.88
Precious Metals Equities	3.17
Energy Equities	1.98
Short-term	69.97
Cash	3.07
Other Assets, Less Liabilities	(2.75)

TOTAL	100.00%

COMMODITY-LINKED FUTURES

As of 10/31/17

Sector Exposure [1]	% of Net Assets

Energy Futures	51.17%
Agriculture Futures	12.00
Livestock Futures	4.00
Base Metals Futures	2.24
Precious Metals Futures	0.83

TOTAL	70.24%

[1]	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2017

Security	Shares	Value
COMMON STOCKS — 29.68%

AGRICULTURAL & FARM MACHINERY — 3.61%
AGCO Corp.	10,337	$708,808
CNH Industrial NV	155,753	1,978,063
Deere & Co.	50,140	6,662,604

		9,349,475
AGRICULTURAL PRODUCTS — 3.39%
Archer-Daniels-Midland Co.	114,394	4,675,283
Bunge Ltd.	28,589	1,966,351
Fresh Del Monte Produce Inc.	7,031	312,950
Ingredion Inc.	14,576	1,827,102

		8,781,686
ALUMINUM — 0.06%
Aluminum Corp. of China Ltd.[a]	5,818	115,895
Constellium NVa	3,387	37,934

		153,829
COAL & CONSUMABLE FUELS — 0.00%
Cameco Corp.	922	7,505

		7,505
COPPER — 0.53%
Freeport-McMoRan Inc.[a]	95,101	1,329,512
Nevsun Resources Ltd.	21,343	50,583

		1,380,095
DIVERSIFIED METALS & MINING — 5.12%
BHP Billiton Ltd. ADR	113,572	4,654,181
BHP Billiton PLC	74,745	2,714,739
Ferroglobe PLC	4,971	79,486
HudBay Minerals Inc.[b]	18,493	137,773
Northern Dynasty Minerals Ltd.[a,b]	21,487	42,544
Rio Tinto PLC ADR	84,664	4,057,946
Teck Resources Ltd. Class B	35,903	733,857
Turquoise Hill Resources Ltd.[a]	69,791	214,258
Vedanta Ltd. ADR	29,599	609,739

		13,244,523
FERTILIZERS & AGRICULTURAL CHEMICALS — 7.97%
Agrium Inc.	23,473	2,556,679
CF Industries Holdings Inc.	39,623	1,504,882
FMC Corp.	22,785	2,115,815
Israel Chemicals Ltd.[a,b]	86,652	361,339
Monsanto Co.	74,631	9,037,814
Mosaic Co. (The)	59,630	1,332,134
Potash Corp. of Saskatchewan Inc.	142,712	2,778,603

Security	Shares	Value
Sociedad Quimica y Minera de Chile SA ADR	15,746	$940,666

		20,627,932
FOREST PRODUCTS — 0.10%
Deltic Timber Corp.	1,128	104,464
Norbord Inc.	4,567	164,640

		269,104
GOLD — 2.77%
Agnico Eagle Mines Ltd.	13,937	622,008
Alamos Gold Inc. Class Ab	17,973	113,589
AngloGold Ashanti Ltd.[b]	24,543	228,250
Asanko Gold Inc.[a]	12,097	11,323
B2Gold Corp.[a]	58,767	148,681
Barrick Gold Corp.[b]	70,117	1,013,191
Cia. de Minas Buenaventura SAA ADR	12,070	166,445
Eldorado Gold Corp.	47,601	59,501
Franco-Nevada Corp.	10,944	869,391
Gold Fields Ltd.	45,953	182,433
Goldcorp Inc.[b]	52,142	680,975
Harmony Gold Mining Co. Ltd.	22,380	38,717
IAMGOLD Corp.[a]	27,860	152,951
Kinross Gold Corp.[a]	74,892	295,823
Klondex Mines Ltd.[a]	10,722	30,987
New Gold Inc.[a]	34,609	113,864
Newmont Mining Corp.	32,072	1,159,724
NovaGold Resources Inc.[a]	13,169	53,598
Osisko Gold Royalties Ltd.[b]	7,458	93,971
Pretium Resources Inc.[a]	9,137	102,974
Randgold Resources Ltd. ADR	5,630	553,260
Sandstorm Gold Ltd.[a]	11,108	47,875
Sibanye Gold Ltd.	26,054	133,657
SSR Mining Inc.[a]	7,175	68,880
Tahoe Resources Inc.	18,714	89,827
Yamana Gold Inc.[b]	56,868	148,426

		7,180,321
INTEGRATED OIL & GAS — 1.11%
BP PLC ADR	6,985	284,080
Cenovus Energy Inc.	2,203	21,413
Chevron Corp.	4,022	466,110
China Petroleum & Chemical Corp.	541	39,839
Ecopetrol SA ADR[b]	480	5,323
Eni SpA	2,700	88,155
Exxon Mobil Corp.	8,993	749,567
Imperial Oil Ltd.	552	17,874

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2017

Security	Shares	Value
Occidental Petroleum Corp.	1,623	$104,797
PetroChina Co. Ltd.	451	29,541
Petroleo Brasileiro SA ADR[a]	3,159	33,643
Royal Dutch Shell PLC Class A ADR	4,750	299,392
Royal Dutch Shell PLC Class B ADR	3,974	259,741
Statoil ASA	2,288	46,469
Suncor Energy Inc.	3,521	119,573
Total SA ADR	5,269	293,589
YPF SA ADR	409	10,045

		2,869,151
OIL & GAS DRILLING — 0.02%
Ensco PLC Class A	1,307	7,045
Helmerich & Payne Inc.	328	17,814
Nabors Industries Ltd.	916	5,157
Noble Corp. PLC[a]	784	3,261
Precision Drilling Corp.[a]	938	2,805
Rowan Companies PLC Class Aa	343	4,915
Transocean Ltd.[a]	1,181	12,400

		53,397
OIL & GAS EQUIPMENT & SERVICES — 0.18%
Baker Hughes a GE Co.	1,079	33,913
Core Laboratories NV	111	11,089
Frank’s International NVb	129	853
Halliburton Co.	2,187	93,472
McDermott International Inc.[a]	673	4,455
National Oilwell Varco Inc.	958	32,754
Schlumberger Ltd.	3,502	224,128
TechnipFMC PLC[a]	1,108	30,348
Tenaris SA ADR	595	16,214
Weatherford International PLC[a]	2,358	8,182

		455,408
OIL & GAS EXPLORATION & PRODUCTION — 0.41%
Advantage Oil & Gas Ltd.[a]	438	2,343
Anadarko Petroleum Corp.	1,393	68,773
Antero Resources Corp.[a]	533	10,340
Apache Corp.	947	39,177
Baytex Energy Corp.[a]	547	1,510
Cabot Oil & Gas Corp.	1,150	31,855
Canadian Natural Resources Ltd.	2,689	93,846
Cimarex Energy Co.	237	27,712
CNOOC Ltd.	400	54,680
Concho Resources Inc.[a]	372	49,926
ConocoPhillips	3,026	154,780

Security	Shares	Value
Continental Resources Inc./OKa,b	212	$8,631
Crescent Point Energy Corp.	1,417	11,662
Devon Energy Corp.	1,307	48,228
Diamondback Energy Inc.[a]	243	26,040
Encana Corp.[b]	2,457	28,747
Enerplus Corp.[b]	636	5,832
EOG Resources Inc.	1,436	143,413
EQT Corp.[b]	437	27,330
Hess Corp.	672	29,676
Kosmos Energy Ltd.[a]	577	4,431
Marathon Oil Corp.	2,149	30,559
Murphy Oil Corp.	424	11,342
Newfield Exploration Co.[a]	510	15,703
Noble Energy Inc.	1,210	33,723
Obsidian Energy Ltd.[a]	1,069	1,144
Pengrowth Energy Corp.[a]	940	1,015
Pioneer Natural Resources Co.	423	63,310
Range Resources Corp.	561	10,160
Southwestern Energy Co.[a]	1,320	7,326
Vermilion Energy Inc.	307	10,478

		1,053,692
OIL & GAS REFINING & MARKETING — 0.09%
Andeavor	270	28,685
Cosan Ltd.	300	2,607
HollyFrontier Corp.	341	12,600
Marathon Petroleum Corp.	946	56,514
Phillips 66	803	73,137
Valero Energy Corp.	825	65,084

		238,627
OIL & GAS STORAGE & TRANSPORTATION — 0.15%
Cheniere Energy Inc.[a]	337	15,751
Enbridge Inc. New	2,747	105,650
Euronav SAa	208	1,737
Frontline Ltd./Bermuda	95	578
GasLog Ltd.	71	1,225
Golar LNG Ltd.[b]	167	3,529
Kinder Morgan Inc./DE	3,205	58,042
Navigator Holdings Ltd.[a]	61	619
Nordic American Tankers Ltd.[b]	165	733
ONEOK Inc.	634	34,407
Pembina Pipeline Corp.	839	27,746
Plains GP Holdings LP Class A	259	5,284
Scorpio Tankers Inc.	282	1,004
Ship Finance International Ltd.	96	1,430
Targa Resources Corp.	356	14,774

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2017

Security	Shares	Value
TransCanada Corp.	1,454	$69,036
Ultrapar Participacoes SA ADR	724	17,296
Williams Companies Inc. (The)	1,380	39,330

		398,171
PAPER PACKAGING — 2.22%
International Paper Co.	42,943	2,459,346
Packaging Corp. of America	9,813	1,140,957
Sonoco Products Co.	10,338	535,405
WestRock Co.	26,417	1,620,155

		5,755,863
PAPER PRODUCTS — 0.22%
Fibria Celulose SA ADR	23,621	376,519
KapStone Paper and Packaging Corp.	9,073	203,779

		580,298
PRECIOUS METALS & MINERALS — 0.04%
Dominion Diamond Corp.	5,631	80,242
Mountain Province Diamonds[a]	8,450	23,237

		103,479
SILVER — 0.36%
First Majestic Silver Corp.[a]	10,814	72,994
Fortuna Silver Mines Inc.[a]	10,426	43,998
MAG Silver Corp.[a]	4,601	48,863
Pan American Silver Corp.[b]	10,029	163,774
Wheaton Precious Metals Corp.	28,929	599,987

		929,616
SPECIALIZED REITS — 1.33%
Potlatch Corp.	4,223	218,752
Rayonier Inc.	13,406	401,912
Weyerhaeuser Co.	78,308	2,812,040

		3,432,704

TOTAL COMMON STOCKS (Cost: $72,963,342)		76,864,876

PREFERRED STOCKS — 0.02%

INTEGRATED OIL & GAS — 0.02%
Petroleo Brasileiro SA Preference Shares ADR[a,b]	4,467	45,787

		45,787

TOTAL PREFERRED STOCKS (Cost: $41,411)		45,787

Security	Principal	Value
SHORT-TERM INVESTMENTS — 69.97%

CERTIFICATES OF DEPOSIT — 2.32%
Norinchukin Bank
1.43%, 05/29/18	$6,000,000	$5,999,082

		5,999,082
COMMERCIAL PAPER[c] — 51.08%
ABN AMRO Funding USA LLC
1.31%, 12/21/17	4,100,000	4,092,501
ASB Finance Ltd.
1.47%, 09/21/18	4,000,000	3,999,632
AutoZone Inc.
1.38%, 11/09/17	5,000,000	4,998,281
1.40%, 11/29/17	2,000,000	1,997,822
Barton Capital Corp.
1.29%, 12/11/17	7,300,000	7,288,851
Bell Canada Inc.
1.51%, 12/19/17	3,000,000	2,993,920
Berkshire Hathaway Energy Co.
1.32%, 11/07/17	2,000,000	1,999,467
Canadian Imperial Bank of Commerce
1.51%, 11/13/18	4,500,000	4,499,577
Caterpillar Financial Services Co.
1.30%, 11/20/17	5,000,000	4,996,269
Coca-Cola Co. (The)
1.37%, 04/11/18	3,000,000	2,981,370
Danske Corp.
1.33%, 12/27/17	5,550,000	5,538,778
Dominion Resources Inc.
1.39%, 11/07/17	2,000,000	1,999,467
1.44%, 11/15/17	4,000,000	3,997,683
Electricite de France SA
1.34%, 11/06/17	2,000,000	1,999,544
Ford Motor Credit Co. LLC
1.41%, 11/06/17	1,500,000	1,499,640
Hyundai Capital America
1.39%, 11/06/17	6,000,000	5,998,632
JPMorgan Securities LLC
1.41%, 12/18/17	4,000,000	3,993,237
Macquarie Bank Ltd.
1.41%, 01/05/18	3,500,000	3,491,030
1.43%, 01/17/18	4,000,000	3,987,659

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2017

Security	Principal	Value
Medtronic Global Holdings SCA
1.25%, 11/07/17	$7,000,000	$6,998,040
Mondelez International Inc.
1.48%, 11/30/17	1,500,000	1,498,250
National Australia Bank Ltd.
1.30%, 04/05/18	4,000,000	4,002,412
Omnicom Capital Inc.
1.44%, 11/07/17	6,000,000	5,998,402
Sheffield Receivables Co. LLC
1.53%, 02/12/18	5,000,000	4,979,012
Suncor Energy Inc.
1.52%, 01/03/18	2,500,000	2,493,498
1.51%, 12/21/17	4,000,000	3,991,868
Svenska Handelsbanken AB
1.23%, 11/06/17	5,000,000	4,998,990
Telstra Corp. Ltd.
1.32%, 12/05/17	4,500,000	4,493,766
1.36%, 01/16/18	2,500,000	2,492,033
Thunder Bay Funding LLC
1.30%, 11/15/17	6,000,000	5,996,925
United Technologies Corp.
1.40%, 11/06/17	1,500,000	1,499,658
VF Corp.
1.30%, 11/14/17	7,000,000	6,996,056
White Plains Capital
1.76%, 03/13/18	3,500,000	3,477,372

		132,269,642

MONEY MARKET FUNDS — 8.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[d,e,f]	1,078,969	1,079,185
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[d,e]	20,267,041	20,267,041

		21,346,226

Security	Principal	Value
U.S. GOVERNMENT OBLIGATIONS — 8.33%
U.S. Treasury Bill [c]
0.98%, 11/02/17	$6,000,000	$5,999,847
1.03%, 11/24/17	4,000,000	3,997,515
1.03%, 11/30/17	6,500,000	6,494,712
1.04%, 12/07/17	2,700,000	2,697,340
1.14%, 01/25/18	2,400,000	2,393,823

		21,583,237

TOTAL SHORT-TERM INVESTMENTS
(Cost: $181,201,026)		181,198,187

TOTAL INVESTMENTS IN SECURITIES — 99.67%
(Cost: $254,205,779)[g]		258,108,850
Other Assets, Less Liabilities — 0.33%		846,981

NET ASSETS — 100.00%		$258,955,831

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Rates shown are discount rates at the time of purchase.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $255,549,279. Net unrealized appreciation was $2,605,466, of which $7,139,824 represented gross unrealized appreciation on investments and $4,534,358 represented gross unrealized depreciation on investments.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16	Shares purchased		Shares sold	Shares held at 10/31/17	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	862,973	215,996	[b]	—	1,078,969	$1,079,185	$(71)	$(75)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	17,693,533	2,573,508	[b]	—	20,267,041	20,267,041	798	—	90,056

						$21,346,226	$727	$(75)	$90,056

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of October 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000s)	Value/ unrealized appreciation (depreciation)
Long Contracts:
Aluminum	34	Jun 2018	$1,855	$2,492
Brent Crude Oil	657	Nov 2017	40,038	3,220,087
Cattle Feeder	23	Jan 2018	1,835	132,045
Cocoa	31	Mar 2018	648	2,993
Coffee	35	Mar 2018	1,688	(50,719)
Copper	14	Jun 2018	2,406	20,850
Corn	463	Mar 2018	8,322	(65,404)
Cotton	80	Dec 2017	2,735	(15,210)
Gasoline RBOB	141	Jun 2018	10,987	716,249
Gold	15	Dec 2017	1,906	(24,978)
KC HRW Wheat	142	Mar 2018	3,085	(107,797)
Lead	7	Jun 2018	425	(22,597)
Lean Hogs	102	Dec 2017	2,774	415,584
Lean Hogs	8	Feb 2018	234	20,608
Live Cattle	116	Jun 2018	5,513	147,465
Low Sulphur Gasoil	221	Dec 2017	12,105	720,608
Natural Gas	253	Mar 2018	7,241	(6,789)
Nickel	5	Jun 2018	372	39,032
NY Harbor ULSD	132	Mar 2018	10,272	688,897
Silver	3	May 2018	253	(6,880)
Soybean	129	May 2018	6,477	42,006
Sugar	214	Apr 2018	3,552	65,995
Wheat	209	Mar 2018	4,556	(195,351)
WTI Crude Oil	958	Jun 2018	51,866	2,743,917
Zinc	9	Mar 2018	731	6,118

Net unrealized appreciation				$8,489,221

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$76,864,876	$—	$—	$76,864,876
Preferred stocks	45,787	—	—	45,787
Certificates of deposit	—	5,999,082	—	5,999,082
Commercial paper	—	132,269,642	—	132,269,642
Money market funds	21,346,226	—	—	21,346,226
U.S. government obligations	—	21,583,237	—	21,583,237

Total	$98,256,889	$159,851,961	$—	$258,108,850

Derivative financial instruments[a]:
Assets:
Futures contracts	$8,984,946	$—	$—	$8,984,946
Liabilities:
Futures contracts	(495,725)	—	—	(495,725)

Total	$8,489,221	$—	$—	$8,489,221

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Unaffiliated	$232,859,563
Affiliated (Note 2)	21,346,216

Total cost of investments in securities	$254,205,779

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$236,762,624
Affiliated (Note 2)	21,346,226
Foreign currency, at value[b]	431
Cash pledged to broker for futures contracts	7,958,593
Cash	1,634
Receivables:
Investment securities sold	78
Dividends and interest	113,230
Futures variation margin	425,595
Tax reclaims	19,705

Total Assets	266,628,116

LIABILITIES
Payables:
Investment securities purchased	6,494,843
Collateral for securities on loan (Note 1)	1,079,243
Foreign taxes	2
Deferred foreign capital gains taxes (Note 1)	133
Investment advisory fees (Note 2)	98,064

Total Liabilities	7,672,285

NET ASSETS	$258,955,831

Net assets consist of:
Paid-in capital	$256,693,721
Undistributed net investment income	11,803,090
Accumulated net realized loss	(21,933,365)
Net unrealized appreciation	12,392,385

NET ASSETS	$258,955,831

Shares outstanding[c]	7,200,000

Net asset value per share	$35.97

[a]	Securities on loan with a value of $1,028,064. See Note 1.
[b]	Cost of foreign currency: $431.
[c]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	15

Consolidated Statement of Operations

iSHARES® COMMODITIES SELECT STRATEGY ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,331,448
Dividends — affiliated (Note 2)	90,056
Interest — unaffiliated[b]	1,460,192
Securities lending income — affiliated — net (Note 2)	27,242

Total investment income	2,908,938

EXPENSES
Investment advisory fees (Note 2)	985,823
Proxy fees	4,754

Total expenses	990,577
Less investment advisory fees waived (Note 2)	(1,836)

Net expenses	988,741

Net investment income	1,920,197

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(4,441,429)
Investments — affiliated (Note 2)	(71)
In-kind redemptions — unaffiliated	12,660,908
Futures contracts	(1,870,857)
Foreign currency transactions	63
Realized gain distributions from affiliated funds	798

Net realized gain	6,349,412

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[d]	2,124,776
Investments — affiliated (Note 2)	(75)
Futures contracts	12,767,241

Net change in unrealized appreciation/depreciation	14,891,942

Net realized and unrealized gain	21,241,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,161,551

[a]	Net of foreign withholding tax of $44,241.
[b]	Net of foreign withholding tax of $20,955.
[c]	Net of foreign capital gains taxes of $2.
[d]	Net of deferred foreign capital gains taxes of $132.

See notes to consolidated financial statements.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® COMMODITIES SELECT STRATEGY ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,920,197	$1,365,409
Net realized gain (loss)	6,349,412	(22,811,655)
Net change in unrealized appreciation/depreciation	14,891,942	27,060,888

Net increase in net assets resulting from operations	23,161,551	5,614,642

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,863,172)	(1,347,562)

Total distributions to shareholders	(1,863,172)	(1,347,562)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	143,234,708	110,450,896
Cost of shares redeemed	(226,397,070)	(47,754,983)

Net increase (decrease) in net assets from capital share transactions	(83,162,362)	62,695,913

INCREASE (DECREASE) IN NET ASSETS	(61,863,983)	66,962,993

NET ASSETS
Beginning of year	320,819,814	253,856,821

End of year	$258,955,831	$320,819,814

Undistributed net investment income included in net assets at end of year	$11,803,090	$(852,987)

SHARES ISSUED AND REDEEMED
Shares sold	4,200,000	3,800,000
Shares redeemed	(6,900,000)	(1,600,000)

Net increase (decrease) in shares outstanding	(2,700,000)	2,200,000

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	17

Consolidated Financial Highlights

iSHARES® COMMODITIES SELECT STRATEGY ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Oct. 15, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$32.41	$32.97	$50.68	$50.04

Income from investment operations:
Net investment income (loss)[b]	0.31	0.16	0.26	(0.01)
Net realized and unrealized gain (loss)[c]	3.58	(0.57)	(17.35)	0.65

Total from investment operations	3.89	(0.41)	(17.09)	0.64

Less distributions from:
Net investment income	(0.33)	(0.15)	(0.61)	—
Return of capital	—	—	(0.01)	—

Total distributions	(0.33)	(0.15)	(0.62)	—

Net asset value, end of period	$35.97	$32.41	$32.97	$50.68

Total return	12.08%	(1.23)%	(33.88)%	1.28%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$258,956	$320,820	$253,857	$20,273
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of expenses to average net assets prior to waived fees[e]	0.48%	0.48%	0.48%	n/a
Ratio of net investment income (loss) to average net assets[e]	0.93%	0.51%	0.68%	(0.23)%
Portfolio turnover rate[f]	44%	43%	76%	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to consolidated financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES® COMMODITIES SELECT STRATEGY ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Commodities Select Strategy	Diversified[a]

[a]	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The Fund carries out its investment strategies associated with investment in commodity futures contracts and other derivatives (“commodity-linked investments”) by investing up to 25% of its total assets in iShares Commodities Strategy Cayman Ltd., a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Investments in the Subsidiary enable the Fund to hold the commodity-linked investments and satisfy regulated investment company tax requirements. The accompanying consolidated schedule of investments and consolidated financial statements for the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	19

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its consolidated schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of October 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Fund’s consolidated statement of assets and liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its consolidated schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the consolidated statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the consolidated statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Barclays Capital Inc.	$30,545	$30,545	$—
BNP Paribas Prime Brokerage Inc.	44,351	44,351	—
BNP Paribas Prime Brokerage International Ltd.	632	632	—
Citigroup Global Markets Inc.	22,077	22,077	—
Credit Suisse Securities (USA) LLC	192,308	192,308	—
Deutsche Bank Securities Inc.	98,791	98,791	—
HSBC Bank PLC	560,905	560,905	—
JPMorgan Securities LLC	35,310	35,310	—
Merrill Lynch, Pierce, Fenner & Smith	19,599	19,599	—
State Street Bank & Trust Company	22,878	22,878	—
UBS AG	668	668	—

	$1,028,064	$1,028,064	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund and the Subsidiary.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.48%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $7,323.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the consolidated statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $27,993,606 and $34,933,395, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $44,472,451 and $70,242,420, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	FUTURES CONTRACTS

The Fund invests in commodity futures contracts to gain exposure to the applicable commodities markets. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of October 31, 2017 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Assets
Commodity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$8,984,946

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

Liabilities
Commodity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[b]	$495,725

[b]	Represents cumulative depreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended October 31, 2017 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Commodity contracts:
Futures contracts	$(1,870,857)	$12,767,241

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The following table shows the average quarter-end balances of open futures contracts for the year ended October 31, 2017:

Average notional value of contracts purchased	$164,173,930

6.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

The Fund invests in instruments and companies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets that may be due to changes in supply and demand for the commodities, market events, regulatory developments or other factors that the Fund cannot control could have an adverse impact on those companies.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes and any net income or net gains will pass through to the Fund as such. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements for such investments held by the Subsidiary may differ significantly from distributions. In addition, if a net loss is realized by the Subsidiary in any taxable year, the loss will not be available to offset the Fund’s ordinary income and/or capital gains for that year.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the character of income (losses) from the Subsidiary and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(3,382,574)	$12,599,052	$(9,216,478)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$1,863,172	$1,347,562

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$11,824,645	$(20,611,420)	$11,048,885	$2,262,110

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of October 31, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $20,611,420 available to offset future realized capital gains.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and the

Shareholders of the iShares Commodities Select Strategy ETF

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the iShares Commodities Select Strategy ETF and its subsidiary (constituting a fund of the iShares U.S. ETF Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years then ended and for the period October 15, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Tax Information (Unaudited)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The Fund hereby designates the maximum amount of $208,145 as qualified dividend income for individuals for the fiscal year ended October 31, 2017.

For corporate shareholders, the percentage of income dividends paid by the Fund during the fiscal year ended October 31, 2017 that qualified for the dividends-received deduction was 4.96%.

The Fund hereby designates $91,377 as the amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2017. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® COMMODITIES SELECT STRATEGY ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its benchmark index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s strategy and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Agreements at least annually, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Proxy Results

A special meeting of the shareholders of each series of iShares U.S. ETF Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	49,298,818	57,986
Richard L. Fagnani	49,294,053	62,752
Drew E. Lawton	49,296,485	60,320
Madhav V. Rajan	49,289,721	67,084
Mark Wiedman	49,289,957	66,848

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.328438	$—	$—	$0.328438	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	35

Supplemental Information (Unaudited) (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: October 15, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.13%
Greater than 1.0% and Less than 1.5%	1	0.13
Greater than 0.5% and Less than 1.0%	3	0.40
Greater than 0.0% and Less than 0.5%	296	39.68
At NAV	27	3.62
Less than 0.0% and Greater than –0.5%	400	53.63
Less than –0.5% and Greater than –1.0%	17	2.28
Less than –1.0% and Greater than –1.5%	1	0.13

	746	100.00%

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares U.S. ETF Trust, iShares, Inc. and iShares Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman[b] (46)	Trustee (since 2013)	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Director of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015);

Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).
Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	41

Notes:

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Edge U.S. Fixed Income Balanced Risk ETF | FIBR | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Performance as of October 31, 2017

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.79%	3.18%	2.79%	8.76%
Fund Market	2.85%	3.24%	2.85%	8.95%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	1.94%	0.90%	5.29%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/24/15. The first day of secondary market trading was 2/26/15.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,019.90	$1.22	$1,000.00	$1,024.00	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

The iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Fund”) seeks total return and preservation of capital by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated investment-grade and high-yield fixed-income securities that in the aggregate has approximately equal exposure to credit spread risk and interest rate risk. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.79%, net of fees.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

During the reporting period, the Fund outperformed the broader bond market. One contributing factor was less exposure to interest rate fluctuations than the broader market. This contributed to the Fund’s performance as interest rates rose 0.60%–0.80% across most maturity sectors. Bond prices generally decline as interest rates increase.

The Fund’s greater exposure to investment-grade corporate bonds during the reporting period, relative to the broader bond market, contributed to the Fund’s return as corporate bonds posted solid gains. Within the investment-grade corporate sector, security selection also contributed to the Fund’s return. However, a higher allocation to short-term investment-grade bonds detracted from the Fund’s performance as short-term bond yields increased more than intermediate- and long-term bond yields.

Exposure to high-yield corporate bonds, which were the best performers in the U.S. bond market, also contributed to the Fund’s performance during the reporting period. In addition, security selection within the high-yield corporate sector benefited the Fund’s return. Within the government agency mortgage-backed securities (“MBS”) sector, however, security selection detracted from the Fund’s return.

The strong performance of investment-grade and high-yield corporate bonds led to increased risk levels in these sectors, while risk levels moderated among agency MBS. Because the managers allocate risk equally among each credit sector, the Fund’s allocation to intermediate-term investment-grade corporate bonds declined, and the allocation to agency MBS increased during the reporting period. Allocations to short-term investment-grade corporate debt and high-yield corporate bonds were both relatively unchanged for the reporting period.

Subsequent Event: The Fund is expected to be converted from an actively managed exchange-traded fund (“ETF”) to a passively managed or index ETF through a reorganization to be completed during the first quarter of 2018. The Fund currently has an investment objective of seeking total return and preservation of capital. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade and high-yield fixed-income securities. Following its reorganization into an index ETF, the Fund will generally invest at least 90% if its assets in the component securities of the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index, an index primarily composed of U.S. dollar-denominated investment-grade and high yield fixed-income securities. The change in investment objective is not expected to have a significant effect on the Fund’s investments or the risks related to such investments. For more information on the reorganization, please see Note 9 in the notes to financial statements.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector/Investment Type	Percentage of Total Investments [1]

Mortgage-Backed Securities	36.57%
Financial	23.74
Consumer Non-Cyclical	9.21
Technology	5.69
Communications	5.65
Consumer Cyclical	5.45
Energy	5.10
Industrial	3.73
Utilities	2.86
Basic Materials	2.00

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	37.16%
Aa	3.34
A	18.04
Baa	27.94
Ba	7.50
B	4.64
Caa	0.78
Not Rated	0.60

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 81.02%

ADVERTISING — 0.08%
Omnicom Group Inc.
3.63%, 05/01/22	$100	$104,301

		104,301
AEROSPACE & DEFENSE — 1.94%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	100	107,257
General Dynamics Corp.
2.38%, 11/15/24 (Call 09/15/24)	200	196,290
Harris Corp.
2.00%, 04/27/18	45	45,044
L3 Technologies Inc.
3.85%, 12/15/26 (Call 09/15/26)	40	41,462
4.95%, 02/15/21 (Call 11/15/20)	200	214,274
5.20%, 10/15/19	100	105,885
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	540	546,712
3.35%, 09/15/21	200	207,420
3.55%, 01/15/26 (Call 10/15/25)	225	233,888
Northrop Grumman Corp.
1.75%, 06/01/18	200	200,118
2.55%, 10/15/22 (Call 09/15/22)	300	300,372
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	200	202,010
StandardAero Aviation Holdings Inc.
10.00%, 07/15/23 (Call 07/15/18)[a]	35	38,698
TransDigm Inc.
6.50%, 05/15/25 (Call 05/15/20)	100	103,062

		2,542,492
AGRICULTURE — 2.09%
Alliance One International Inc.
9.88%, 07/15/21 (Call 12/01/17)[b]	50	43,873
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	150	151,896
2.85%, 08/09/22[b]	150	152,015
9.25%, 08/06/19	650	730,931
BAT Capital Corp.
2.30%, 08/14/20[a]	190	190,125
2.76%, 08/15/22 (Call 07/15/22)[a]	255	255,258
Philip Morris International Inc.
2.00%, 02/21/20	300	300,237

Security	Principal (000s)	Value
2.13%, 05/10/23 (Call 03/10/23)[b]	$70	$67,920
2.63%, 02/18/22 (Call 01/18/22)	150	151,224
2.75%, 02/25/26 (Call 11/25/25)[b]	270	264,705
Reynolds American Inc.
2.30%, 06/12/18	140	140,410
4.00%, 06/12/22	100	105,352
8.13%, 06/23/19	100	109,641
Vector Group Ltd.
6.13%, 02/01/25 (Call 02/01/20)[a]	70	72,528

		2,736,115
AIRLINES — 0.08%
United Continental Holdings Inc.
5.00%, 02/01/24[b]	100	101,528

		101,528
AUTO MANUFACTURERS — 2.82%
Fiat Chrysler Automobiles NV
5.25%, 04/15/23[b]	200	212,474
Ford Motor Credit Co. LLC
1.72%, 12/06/17	250	249,993
2.46%, 03/27/20[b]	200	200,794
3.34%, 03/28/22 (Call 02/28/22)	300	306,069
5.00%, 05/15/18	950	966,064
General Motors Co.
4.00%, 04/01/25	100	102,338
General Motors Financial Co. Inc.
2.40%, 05/09/19	65	65,275
3.15%, 06/30/22 (Call 05/30/22)	300	303,177
3.20%, 07/06/21 (Call 06/06/21)	55	56,130
3.45%, 04/10/22 (Call 02/10/22)	100	102,256
3.50%, 07/10/19	650	664,319
4.00%, 01/15/25 (Call 10/15/24)	100	102,429
4.20%, 03/01/21 (Call 02/01/21)[b]	100	105,041
5.25%, 03/01/26 (Call 12/01/25)	60	65,660
Toyota Motor Credit Corp.
2.15%, 03/12/20	180	180,943

		3,682,962
AUTO PARTS & EQUIPMENT — 0.57%
Allison Transmission Inc.
5.00%, 10/01/24 (Call 10/01/19)[a]	100	104,278
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)[a,b]	65	66,628

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
IHO Verwaltungs GmbH
4.50% (5.25% PIK), 09/15/23 (Call 09/15/19)[a,b,c]	$200	$206,346
Lear Corp.
3.80%, 09/15/27 (Call 06/15/27)	100	100,576
5.25%, 01/15/25 (Call 01/15/20)	100	107,234
ZF North America Capital Inc.
4.75%, 04/29/25[a]	150	157,489

		742,551
BANKS — 20.23%
Australia & New Zealand Banking Group Ltd./New York NY
2.05%, 09/23/19	250	250,308
Banco Santander SA
3.50%, 04/11/22	200	204,678
Bank of America Corp.
2.33%, 10/01/21 (Call 10/01/20)	155	154,585
3.30%, 01/11/23	200	204,880
4.25%, 10/22/26	100	104,923
5.65%, 05/01/18	250	254,835
5.88%, 01/05/21[b]	250	276,240
7.63%, 06/01/19	400	433,932
VRN, (3 mo. LIBOR US + 0.660%)
2.37%, 07/21/21 (Call 07/21/20)[d]	190	189,808
VRN, (3 mo. LIBOR US + 0.930%)
2.82%, 07/21/23 (Call 07/21/22)[d]	250	250,110
VRN, (3 mo. LIBOR US + 1.021%)
2.88%, 04/24/23 (Call 04/24/22)[d]	200	200,682
VRN, (3 mo. LIBOR US + 1.160%)
3.12%, 01/20/23 (Call 01/20/22)[d]	300	304,533
VRN, (3 mo. LIBOR US + 1.575%)
3.82%, 01/20/28 (Call 01/20/27)[d]	200	206,050
Bank of Montreal
1.50%, 07/18/19	140	139,014
1.90%, 08/27/21	100	98,384
2.10%, 12/12/19	100	100,213
Bank of New York Mellon Corp. (The)
2.30%, 09/11/19 (Call 08/11/19)	250	251,847
2.60%, 08/17/20 (Call 07/17/20)[b]	120	121,726
Bank of Nova Scotia (The)
2.45%, 03/22/21	100	100,496
2.70%, 03/07/22	300	302,493
BB&T Corp.
2.05%, 06/19/18 (Call 05/15/18)	200	200,482

Security	Principal (000s)	Value
BNP Paribas SA
2.40%, 12/12/18	$100	$100,602
Capital One Financial Corp.
2.40%, 10/30/20 (Call 09/30/20)	230	230,166
2.50%, 05/12/20 (Call 04/12/20)	85	85,350
3.30%, 10/30/24 (Call 09/30/24)	300	300,447
3.50%, 06/15/23	250	256,792
Capital One N.A./Mclean VA
2.35%, 01/31/20 (Call 12/31/19)	250	250,412
2.65%, 08/08/22 (Call 07/08/22)	250	248,713
CIT Group Inc.
3.88%, 02/19/19	100	101,579
Citibank N.A.
1.85%, 09/18/19 (Call 08/18/19)	300	299,355
Citigroup Inc.
1.70%, 04/27/18	100	99,988
2.05%, 12/07/18	100	100,073
2.05%, 06/07/19	100	99,933
2.50%, 09/26/18	250	251,370
2.75%, 04/25/22 (Call 03/25/22)	200	200,404
2.90%, 12/08/21 (Call 11/08/21)	500	505,390
4.50%, 01/14/22	350	375,011
VRN, (3 mo. LIBOR US + 0.950%)
2.88%, 07/24/23 (Call 07/24/22)[d]	800	799,088
Cooperatieve Rabobank UA/NY
2.75%, 01/10/22[b]	250	253,777
Credit Suisse AG/New York NY
2.30%, 05/28/19	250	251,330
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21	250	256,870
Discover Bank
2.00%, 02/21/18	250	250,220
Fifth Third Bank/Cincinnati OH
2.15%, 08/20/18 (Call 07/20/18)	200	200,754
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	545	539,103
2.55%, 10/23/19	250	251,937
2.63%, 01/31/19	250	251,917
2.75%, 09/15/20 (Call 08/15/20)	130	131,398
3.27%, 09/29/25 (Call 09/29/24)	200	199,334
3.50%, 01/23/25 (Call 10/23/24)[b]	300	304,644
3.50%, 11/16/26 (Call 11/16/25)	75	75,146
3.75%, 02/25/26 (Call 11/25/25)	300	307,797

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
3.85%, 01/26/27 (Call 01/26/26)	$200	$204,698
5.25%, 07/27/21	700	767,018
5.95%, 01/18/18	250	252,392
HSBC Holdings PLC
2.65%, 01/05/22	700	701,022
3.40%, 03/08/21	1,200	1,236,972
3.90%, 05/25/26	200	209,104
HSBC USA Inc.
1.70%, 03/05/18	180	180,079
JPMorgan Chase & Co.
1.63%, 05/15/18	350	349,958
2.55%, 03/01/21 (Call 02/01/21)	400	402,636
2.97%, 01/15/23 (Call 01/15/22)[b]	300	303,774
3.13%, 01/23/25 (Call 10/23/24)	850	854,862
3.88%, 09/10/24	100	104,259
4.63%, 05/10/21	100	107,558
6.30%, 04/23/19	350	371,812
VRN, (3 mo. LIBOR US + 0.935%)
2.78%, 04/25/23 (Call 04/25/22)[d]	150	150,476
VRN, (3 mo. LIBOR US + 1.155%)
3.22%, 03/01/25 (Call 03/01/24)[b,d]	200	202,092
VRN, (3 mo. LIBOR US + 1.337%)
3.78%, 02/01/28 (Call 02/01/27)[b,d]	100	102,971
KeyBank N.A./Cleveland OH
2.50%, 11/22/21	250	250,730
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	200	197,502
3.00%, 02/22/22	50	50,727
Mizuho Financial Group Inc.
2.95%, 02/28/22	200	201,852
Morgan Stanley
2.20%, 12/07/18	550	551,837
2.38%, 07/23/19	300	301,428
2.63%, 11/17/21	100	100,096
2.75%, 05/19/22[b]	300	300,669
3.13%, 07/27/26[b]	485	477,919
3.63%, 01/20/27	200	203,638
3.75%, 02/25/23	200	209,144
3.88%, 01/27/26	400	416,948
4.88%, 11/01/22	150	162,497
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	200	200,642
Royal Bank of Scotland Group PLC
3.88%, 09/12/23[b]	200	205,116

Security	Principal (000s)	Value
5.13%, 05/28/24	$100	$106,890
6.13%, 12/15/22	100	111,168
Skandinaviska Enskilda Banken AB
2.30%, 03/11/20	400	401,848
State Street Corp.
4.96%, 03/15/18	100	101,116
Sumitomo Mitsui Banking Corp.
1.97%, 01/11/19	250	250,075
Sumitomo Mitsui Financial Group Inc.
2.44%, 10/19/21	100	99,560
2.78%, 10/18/22	400	400,396
Svenska Handelsbanken AB
1.50%, 09/06/19	250	248,075
1.88%, 09/07/21	250	245,645
U.S. Bancorp.
2.63%, 01/24/22 (Call 12/23/21)	200	202,502
3.00%, 03/15/22 (Call 02/15/22)	100	102,828
Wells Fargo & Co.
2.15%, 01/15/19	250	250,817
2.50%, 03/04/21	100	100,428
3.00%, 01/22/21[b]	100	102,034
4.48%, 01/16/24	100	107,610
Wells Fargo Bank N.A.
1.75%, 05/24/19	500	498,900
2.15%, 12/06/19	300	300,930
Westpac Banking Corp.
1.60%, 08/19/19	100	99,390
1.65%, 05/13/19	60	59,759
2.15%, 03/06/20	200	200,266
2.80%, 01/11/22[b]	200	203,036

		26,454,820
BEVERAGES — 0.61%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23 [b]	125	125,341
2.65%, 02/01/21 (Call 01/01/21)	65	65,828
3.30%, 02/01/23 (Call 12/01/22)	100	103,187
Constellation Brands Inc.
3.50%, 05/09/27 (Call 02/09/27)	200	202,730
PepsiCo Inc.
2.25%, 05/02/22 (Call 04/02/22)	300	299,463

		796,549

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.80%
AMAG Pharmaceuticals Inc.
7.88%, 09/01/23 (Call 09/01/18)[a,b]	$50	$51,055
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	100	100,387
2.65%, 05/11/22 (Call 04/11/22)	135	135,304
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	45	45,657
Biogen Inc.
2.90%, 09/15/20	30	30,637
Celgene Corp.
2.25%, 08/15/21	300	297,387
2.88%, 08/15/20	200	203,096
Gilead Sciences Inc.
2.35%, 02/01/20	100	100,911
2.55%, 09/01/20[b]	75	76,055

		1,040,489
BUILDING MATERIALS — 0.50%
Eagle Materials Inc.
4.50%, 08/01/26 (Call 08/01/21)[b]	100	104,452
Louisiana-Pacific Corp.
4.88%, 09/15/24 (Call 09/15/19)	100	103,405
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)[b]	40	41,054
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	100	98,330
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[a]	50	52,443
Standard Industries Inc./NJ
5.38%, 11/15/24 (Call 11/15/19)[a]	100	105,518
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 07/15/23 (Call 07/15/18)	15	15,580
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	11	11,774
7.50%, 06/15/21	100	116,913

		649,469
CHEMICALS — 0.93%
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)	25	26,642
7.00%, 05/15/25 (Call 05/15/20)[b]	100	111,556
EI du Pont de Nemours & Co.
2.20%, 05/01/20	40	40,156

Security	Principal (000s)	Value
Monsanto Co.
2.75%, 07/15/21	$300	$303,546
Olin Corp.
5.13%, 09/15/27 (Call 03/15/22)	100	105,075
PolyOne Corp.
5.25%, 03/15/23	100	107,526
RPM International Inc.
6.13%, 10/15/19	100	107,534
Sherwin-Williams Co. (The)
2.25%, 05/15/20	65	65,142
2.75%, 06/01/22 (Call 05/01/22)	25	25,131
3.13%, 06/01/24 (Call 04/01/24)	50	50,489
Tronox Finance LLC
7.50%, 03/15/22 (Call 03/15/18)[a,b]	25	26,306
Valvoline Inc.
4.38%, 08/15/25 (Call 08/15/20)[a,b]	40	40,338
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)	200	201,510

		1,210,951
COAL — 0.08%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.50%, 06/15/25 (Call 06/15/20)[a,b]	100	105,014

		105,014
COMMERCIAL SERVICES — 0.40%
ADT Corp. (The)
5.25%, 03/15/20	100	105,033
IHS Markit Ltd.
4.75%, 02/15/25 (Call 11/15/24)[a]	25	26,386
Live Nation Entertainment Inc.
4.88%, 11/01/24 (Call 11/01/19)[a]	40	41,321
Moody’s Corp.
2.75%, 12/15/21 (Call 11/15/21)	25	25,172
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 12/01/17)[a]	50	51,487
S&P Global Inc.
2.95%, 01/22/27 (Call 10/22/26)	25	24,241
Service Corp. International/U.S.
5.38%, 05/15/24 (Call 05/15/19)	35	36,944
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[a]	50	51,487

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	$25	$25,886
United Rentals North America Inc.
4.63%, 10/15/25 (Call 10/15/20)	30	30,681
4.88%, 01/15/28 (Call 01/15/23)	100	100,326

		518,964
COMPUTERS — 2.36%
Apple Inc.
2.25%, 02/23/21 (Call 01/23/21)	95	95,560
2.50%, 02/09/22 (Call 01/09/22)	300	303,135
2.85%, 02/23/23 (Call 12/23/22)	75	76,556
3.00%, 02/09/24 (Call 12/09/23)	60	61,232
3.35%, 02/09/27 (Call 11/09/26)	145	149,002
Conduent Finance Inc./Conduent Business Services LLC
10.50%, 12/15/24 (Call 12/15/20)[a]	100	118,297
Dell International LLC/EMC Corp.
3.48%, 06/01/19 [a]	50	50,902
6.02%, 06/15/26 (Call 03/15/26)[a]	25	27,910
7.13%, 06/15/24 (Call 06/15/19)[a]	50	55,220
DXC Technology Co.
4.25%, 04/15/24 (Call 02/15/24)	150	158,052
4.75%, 04/15/27 (Call 01/15/27)	100	107,458
Everi Payments Inc.
10.00%, 01/15/22 (Call 01/15/18)	65	70,783
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	150	151,260
3.60%, 10/15/20 (Call 09/15/20)	600	620,010
4.90%, 10/15/25 (Call 07/15/25)	100	106,279
HP Inc.
2.75%, 01/14/19	200	201,306
International Business Machines Corp.
7.63%, 10/15/18	250	264,090
Riverbed Technology Inc.
8.88%, 03/01/23 (Call 03/01/18)[a,b]	100	89,520
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)[a]	150	152,493
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)	195	228,799

		3,087,864
COSMETICS & PERSONAL CARE — 0.04%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[a]	50	51,081

		51,081

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 5.37%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
5.00%, 10/01/21[b]	$150	$162,139
Ally Financial Inc.
4.13%, 03/30/20	200	206,662
5.13%, 09/30/24[b]	150	164,248
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	150	149,198
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	85	85,043
1.88%, 05/03/19 (Call 04/03/19)	50	49,962
2.20%, 03/03/20 (Call 02/01/20)[b]	300	300,924
2.25%, 08/15/19	200	201,144
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)[b]	250	250,512
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	200	201,180
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 02/01/22 (Call 02/01/19)	125	130,749
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	300	298,782
3.75%, 12/01/25 (Call 09/01/25)	35	36,763
4.00%, 10/15/23	150	161,524
International Lease Finance Corp.
3.88%, 04/15/18	1,000	1,009,090
Jefferies Group LLC
4.85%, 01/15/27	150	159,743
5.13%, 01/20/23	200	218,354
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/25 (Call 10/01/20)[a]	45	44,926
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	585	585,778
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	40	41,266
4.25%, 06/01/24 (Call 03/01/24)	100	106,185
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	200	216,806

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 12/01/17)	$100	$101,607
6.50%, 06/01/22 (Call 12/01/17)	50	51,301
Navient Corp.
5.00%, 10/26/20	100	102,981
6.13%, 03/25/24[b]	100	102,766
NFP Corp.
6.88%, 07/15/25 (Call 07/15/20)[a,b]	45	46,843
ORIX Corp.
2.90%, 07/18/22	55	55,142
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a]	40	42,398
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	650	655,531
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	200	203,914
3.30%, 04/01/27 (Call 01/01/27)[b]	50	50,618
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.
6.75%, 06/01/25 (Call 06/01/20)[a,b]	35	35,551
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	75	76,439
3.15%, 12/14/25 (Call 09/14/25)	705	719,586

		7,025,655
ELECTRIC — 3.38%
AES Corp./VA
5.50%, 04/15/25 (Call 04/15/20)	100	105,776
7.38%, 07/01/21 (Call 06/01/21)	200	227,480
Baltimore Gas & Electric Co.
2.80%, 08/15/22 (Call 05/15/22)	100	101,169
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	50	52,670
Black Hills Corp.
2.50%, 01/11/19	45	45,138
3.95%, 01/15/26 (Call 07/15/25)	50	51,676
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[a]	50	49,942
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)[b]	400	398,736
Consolidated Edison Inc.
2.00%, 05/15/21 (Call 04/15/21)	100	98,939

Security	Principal (000s)	Value
Dominion Energy Inc.
2.58%, 07/01/20	$30	$30,184
5.20%, 08/15/19	100	105,418
Series B
1.60%, 08/15/19	55	54,664
Duke Energy Carolinas LLC
2.95%, 12/01/26 (Call 09/01/26)	400	399,480
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	200	200,350
3.55%, 09/15/21 (Call 06/15/21)	100	104,169
Dynegy Inc.
7.38%, 11/01/22 (Call 11/01/18)[b]	100	107,361
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	100	101,605
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	100	100,804
NextEra Energy Capital Holdings Inc.
1.65%, 09/01/18	90	89,877
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)[a]	35	35,420
NRG Energy Inc.
6.63%, 01/15/27 (Call 07/15/21)	300	320,544
Ohio Power Co. Series M
5.38%, 10/01/21	100	111,376
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	100	99,178
PPL Electric Utilities Corp.
2.50%, 09/01/22 (Call 06/01/22)	100	99,912
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	150	152,259
4.15%, 09/15/21 (Call 06/15/21)	300	315,396
Public Service Electric & Gas Co.
2.00%, 08/15/19 (Call 07/15/19)	150	150,165
3.00%, 05/15/27 (Call 02/15/27)	200	199,748
Southern Co. (The)
2.45%, 09/01/18	150	150,796
Southern Power Co.
1.85%, 12/01/17	100	100,025
1.95%, 12/15/19	90	89,661
4.15%, 12/01/25 (Call 09/01/25)	50	52,797
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 04/15/19)[a]	18	18,186
6.50%, 06/01/25 (Call 06/01/20)	45	39,140

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	$60	$60,638

		4,420,679
ELECTRICAL COMPONENTS & EQUIPMENT — 0.18%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[a,b]	50	52,609
General Cable Corp.
5.75%, 10/01/22 (Call 12/01/17)	100	102,640
Hubbell Inc.
3.15%, 08/15/27 (Call 05/15/27)	75	74,730

		229,979
ELECTRONICS — 0.52%
Allegion U.S. Holding Co. Inc.
3.20%, 10/01/24 (Call 08/01/24)	200	200,542
Amphenol Corp.
2.20%, 04/01/20	60	59,923
2.55%, 01/30/19 (Call 12/30/18)	100	100,738
Arrow Electronics Inc.
3.25%, 09/08/24 (Call 07/08/24)	85	84,509
Flex Ltd.
4.63%, 02/15/20	150	156,615
Fortive Corp.
1.80%, 06/15/19	35	34,817
Tyco Electronics Group SA
3.13%, 08/15/27 (Call 05/15/27)	40	39,728

		676,872
ENGINEERING & CONSTRUCTION — 0.08%
AECOM
5.13%, 03/15/27 (Call 12/15/26)	100	102,968

		102,968
ENTERTAINMENT — 0.32%
GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)	100	105,486
International Game Technology PLC
6.50%, 02/15/25 (Call 08/15/24)[a]	200	225,172
Scientific Games International Inc.
10.00%, 12/01/22 (Call 12/01/18)	75	82,907

		413,565
ENVIRONMENTAL CONTROL — 0.12%
Waste Management Inc.
6.10%, 03/15/18	150	152,444

		152,444

Security	Principal (000s)	Value
FOOD — 1.86%
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	$79	$80,409
JM Smucker Co. (The)
1.75%, 03/15/18	125	125,101
Kellogg Co.
2.65%, 12/01/23	100	99,114
Kraft Heinz Foods Co.
2.00%, 07/02/18	450	450,576
2.80%, 07/02/20 (Call 06/02/20)	250	253,178
Lamb Weston Holdings Inc.
4.88%, 11/01/26 (Call 11/01/21)[a]	100	105,113
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)[b]	135	135,531
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[a,b]	100	105,704
Post Holdings Inc.
5.50%, 03/01/25 (Call 03/01/20)[a]	125	130,111
Simmons Foods Inc.
5.75%, 11/01/24 (Call 11/01/20)[a]	45	45,224
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	150	150,701
2.60%, 10/01/20 (Call 09/01/20)	690	698,466
3.75%, 10/01/25 (Call 07/01/25)	55	57,463

		2,436,691
FOOD SERVICE — 0.03%
Aramark Services Inc.
5.13%, 01/15/24 (Call 01/15/19)	35	36,950

		36,950
FOREST PRODUCTS & PAPER — 0.16%
Clearwater Paper Corp.
5.38%, 02/01/25[a,b]	100	100,495
International Paper Co.
4.75%, 02/15/22 (Call 11/15/21)	100	108,650

		209,145
GAS — 0.27%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	100	102,250
5.63%, 05/20/24 (Call 03/20/24)	45	47,447
National Fuel Gas Co.
3.95%, 09/15/27 (Call 06/15/27)	160	159,014

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 11/01/19)	$50	$49,937

		358,648
HAND & MACHINE TOOLS — 0.06%
Stanley Black & Decker Inc.
1.62%, 11/17/18	85	84,680

		84,680
HEALTH CARE – PRODUCTS — 2.63%
Abbott Laboratories
2.00%, 09/15/18	35	35,050
2.00%, 03/15/20	325	324,100
2.35%, 11/22/19	535	538,023
2.55%, 03/15/22	90	89,764
2.90%, 11/30/21 (Call 10/30/21)[b]	100	101,523
3.40%, 11/30/23 (Call 09/30/23)	100	102,524
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	250	238,750
Becton Dickinson and Co.
2.40%, 06/05/20	75	75,125
2.89%, 06/06/22 (Call 05/06/22)	105	105,200
3.70%, 06/06/27 (Call 03/06/27)[b]	100	100,911
Boston Scientific Corp.
2.85%, 05/15/20	25	25,354
3.38%, 05/15/22	150	154,144
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	150	143,335
Greatbatch Ltd.
9.13%, 11/01/23 (Call 11/01/18)[a]	45	48,805
Hill-Rom Holdings Inc.
5.75%, 09/01/23 (Call 09/01/18)[a]	85	89,821
Medtronic Global Holdings SCA
1.70%, 03/28/19	125	124,874
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[a]	50	50,206
Stryker Corp.
2.00%, 03/08/19	175	175,374
3.38%, 05/15/24 (Call 02/15/24)	200	206,070
Teleflex Inc.
4.88%, 06/01/26 (Call 06/01/21)[b]	100	104,617

Security	Principal (000s)	Value
Thermo Fisher Scientific Inc.
3.00%, 04/15/23 (Call 02/15/23)	$165	$166,950
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 12/01/17)	50	50,730
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	150	150,126
2.70%, 04/01/20 (Call 03/01/20)	230	231,953

		3,433,329
HEALTH CARE – SERVICES — 1.50%
Anthem Inc.
2.30%, 07/15/18	100	100,361
Centene Corp.
4.75%, 01/15/25 (Call 01/15/20)	25	25,798
5.63%, 02/15/21 (Call 02/15/18)	30	31,093
CHS/Community Health Systems Inc.
6.25%, 03/31/23 (Call 03/31/20)	150	144,288
Fresenius Medical Care U.S. Finance II Inc.
5.63%, 07/31/19[a]	100	105,670
HCA Inc.
3.75%, 03/15/19	100	101,633
4.50%, 02/15/27 (Call 08/15/26)	100	100,839
5.00%, 03/15/24	100	105,289
5.38%, 02/01/25	200	206,140
Humana Inc.
2.63%, 10/01/19	50	50,566
Kindred Healthcare Inc.
8.75%, 01/15/23 (Call 01/15/18)[b]	100	97,736
Laboratory Corp. of America Holdings
2.63%, 02/01/20	100	100,947
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[a]	50	53,831
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	145	145,554
UnitedHealth Group Inc.
2.13%, 03/15/21	75	74,865
2.88%, 03/15/22 (Call 12/15/21)	100	101,983
3.10%, 03/15/26	325	327,938
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	80	84,433

		1,958,964

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
HOME BUILDERS — 0.42%
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)[a]	$50	$49,764
Brookfield Residential Properties Inc.
6.38%, 05/15/25 (Call 05/15/20)[a,b]	100	105,779
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	100	102,655
4.50%, 04/30/24 (Call 01/31/24)	50	51,607
PulteGroup Inc.
5.50%, 03/01/26 (Call 12/01/25)	150	164,049
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 04/01/18)[a]	45	46,656
6.13%, 04/01/25 (Call 04/01/20)[a]	25	26,065

		546,575
HOUSEWARES — 0.11%
Newell Brands Inc.
2.15%, 10/15/18	150	150,426

		150,426
INSURANCE — 2.23%
Aflac Inc.
2.40%, 03/16/20	800	805,488
Allstate Corp. (The)
3.28%, 12/15/26 (Call 09/15/26)[b]	25	25,453
VRN, (3 mo. LIBOR US + 2.938%)
5.75%, 08/15/53 (Call 08/15/23)[d]	25	27,375
American Financial Group Inc./OH
3.50%, 08/15/26 (Call 05/15/26)	250	250,585
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	30	30,881
5.85%, 01/16/18	250	252,127
Aon PLC
2.80%, 03/15/21 (Call 02/15/21)	100	101,053
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	150	160,030
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	25	25,108
Chubb INA Holdings Inc.
3.35%, 05/15/24	75	77,581
CNA Financial Corp.
3.45%, 08/15/27 (Call 05/10/27)	145	143,369
CNO Financial Group Inc.
4.50%, 05/30/20	25	25,918
5.25%, 05/30/25 (Call 02/28/25)[b]	100	106,447

Security	Principal (000s)	Value
Kemper Corp.
4.35%, 02/15/25 (Call 11/15/24)[b]	$100	$101,955
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	150	150,707
2.35%, 03/06/20 (Call 02/06/20)	200	200,898
MetLife Inc.
4.75%, 02/08/21	150	161,655
Radian Group Inc.
5.25%, 06/15/20[b]	117	125,023
Unum Group
3.00%, 05/15/21 (Call 04/15/21)	40	40,451
Willis Towers Watson PLC
5.75%, 03/15/21	100	109,634

		2,921,738
INTERNET — 1.29%
Alibaba Group Holding Ltd.
3.60%, 11/28/24 (Call 08/28/24)	400	413,684
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)[a]	75	74,587
2.80%, 08/22/24 (Call 06/22/24)[a]	70	70,113
Baidu Inc.
2.75%, 06/09/19	250	251,628
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	100	100,356
2.75%, 01/30/23 (Call 12/30/22)	200	199,824
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	100	106,041
Priceline Group Inc. (The)
3.60%, 06/01/26 (Call 03/01/26)	170	173,392
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	100	103,116
5.25%, 04/01/25 (Call 01/01/25)	100	108,674
Zayo Group LLC/Zayo Capital Inc.
6.38%, 05/15/25 (Call 05/15/20)	80	86,202

		1,687,617
IRON & STEEL — 0.50%
ArcelorMittal
6.00%, 03/01/21	200	219,974
Big River Steel LLC/BRS Finance Corp.
7.25%, 09/01/25 (Call 09/01/20)[a]	60	64,478
Cleveland-Cliffs Inc.
5.75%, 03/01/25 (Call 03/01/20)[a]	125	121,393

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. Steel Corp.
8.38%, 07/01/21 (Call 07/01/18)[a]	$125	$137,211
Vale Overseas Ltd.
6.25%, 08/10/26	100	115,201

		658,257
LEISURE TIME — 0.04%
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)[a]	55	55,395

		55,395
LODGING — 0.27%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc.
6.13%, 12/01/24 (Call 12/01/21)[a]	100	109,547
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	35	35,061
6.63%, 12/15/21	100	111,758
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)[a]	100	101,825

		358,191
MACHINERY — 0.14%
Caterpillar Financial Services Corp.
2.00%, 03/05/20	150	150,079
Roper Technologies Inc.
3.85%, 12/15/25 (Call 09/15/25)	35	36,447

		186,526
MANUFACTURING — 0.63%
3M Co.
2.25%, 09/19/26 (Call 06/19/26)	150	142,723
Bombardier Inc.
7.50%, 03/15/25 (Call 03/15/20)[a]	50	51,577
8.75%, 12/01/21[a]	50	55,613
General Electric Co.
4.38%, 09/16/20	200	212,816
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	300	311,688
Textron Inc.
3.65%, 03/15/27 (Call 12/15/26)	45	45,835

		820,252

Security	Principal (000s)	Value
MEDIA — 2.22%
Altice U.S. Finance I Corp.
5.50%, 05/15/26 (Call 05/15/21)[a]	$200	$207,834
AMC Networks Inc.
4.75%, 08/01/25 (Call 08/01/21)	100	99,774
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	345	353,866
3.75%, 02/15/28 (Call 11/15/27)[a]	200	192,448
4.91%, 07/23/25 (Call 04/23/25)	300	319,032
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 12/01/17)	50	51,743
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)[b]	25	24,355
CSC Holdings LLC
5.25%, 06/01/24	300	299,205
DISH DBS Corp.
5.00%, 03/15/23	100	96,733
6.75%, 06/01/21	100	104,980
7.75%, 07/01/26	100	109,482
Midcontinent Communications/Midcontinent Finance Corp.
6.88%, 08/15/23 (Call 08/15/18)[a]	70	75,042
SFR Group SA
6.00%, 05/15/22 (Call 12/01/17)[a]	200	208,522
Sirius XM Radio Inc.
5.00%, 08/01/27 (Call 08/01/22)[a]	100	101,087
5.38%, 07/15/26 (Call 07/15/21)[a]	150	157,563
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	50	51,859
6.75%, 07/01/18	100	103,144
Time Warner Inc.
2.10%, 06/01/19	150	150,130
Univision Communications Inc.
5.13%, 02/15/25 (Call 02/15/20)[a]	50	49,591
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[a]	150	152,949

		2,909,339
METAL FABRICATE & HARDWARE — 0.08%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a]	100	103,185

		103,185

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
MINING — 0.97%
Alcoa Nederland Holding BV
7.00%, 09/30/26 (Call 09/30/21)[a,b]	$200	$228,116
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/17)[b]	42	41,894
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (Call 03/01/18)[a]	100	111,934
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)[b]	150	147,890
4.55%, 11/14/24 (Call 08/14/24)[b]	100	99,781
6.88%, 02/15/23 (Call 02/15/20)	200	218,612
Hudbay Minerals Inc.
7.63%, 01/15/25 (Call 01/15/20)[a,b]	100	110,245
Southern Copper Corp.
3.88%, 04/23/25	200	208,056
Teck Resources Ltd.
4.75%, 01/15/22 (Call 10/15/21)	100	105,781

		1,272,309
OFFICE & BUSINESS EQUIPMENT — 0.24%
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24 (Call 06/01/24)	100	110,806
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)	200	197,402

		308,208
OIL & GAS — 2.45%
Andeavor
5.13%, 12/15/26 (Call 09/15/26)[a]	200	221,630
Antero Resources Corp.
5.13%, 12/01/22 (Call 12/01/17)	100	102,681
BP Capital Markets PLC
2.52%, 01/15/20	150	151,888
2.52%, 09/19/22 (Call 08/19/22)	150	150,042
3.02%, 01/16/27 (Call 10/16/26)	200	198,000
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	85	85,399
Denbury Resources Inc.
9.00%, 05/15/21 (Call 12/15/18)[a]	50	48,571
Diamond Offshore Drilling Inc.
7.88%, 08/15/25 (Call 05/15/25)[b]	80	85,568
Diamondback Energy Inc.
5.38%, 05/31/25 (Call 05/31/20)	50	51,866
Eclipse Resources Corp.
8.88%, 07/15/23 (Call 07/15/18)	100	102,122

Security	Principal (000s)	Value
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[b]	$100	$81,829
EP Energy LLC/Everest Acquisition Finance Inc.
8.00%, 11/29/24 (Call 11/30/19)[a,b]	50	50,945
Exxon Mobil Corp.
2.22%, 03/01/21 (Call 02/01/21)	55	55,356
2.73%, 03/01/23 (Call 01/01/23)	70	71,108
3.04%, 03/01/26 (Call 12/01/25)[b]	150	153,208
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)	25	25,118
Laredo Petroleum Inc.
7.38%, 05/01/22 (Call 11/29/17)	50	52,018
Marathon Petroleum Corp.
2.70%, 12/14/18	100	100,632
3.40%, 12/15/20 (Call 11/15/20)	95	97,838
Newfield Exploration Co.
5.63%, 07/01/24	50	54,048
5.75%, 01/30/22	50	53,812
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	85	85,976
3.50%, 06/15/25 (Call 03/15/25)	60	62,092
Parsley Energy LLC/Parsley Finance Corp.
5.38%, 01/15/25 (Call 01/15/20)[a]	50	50,705
PBF Holding Co. LLC/PBF Finance Corp.
7.25%, 06/15/25 (Call 06/15/20)[a]	50	51,906
Precision Drilling Corp.
7.75%, 12/15/23 (Call 12/15/19)	50	51,438
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	50	49,273
Rowan Companies Inc.
7.38%, 06/15/25 (Call 03/15/25)[b]	100	100,283
Shell International Finance BV
1.38%, 05/10/19	100	99,481
2.13%, 05/11/20	40	40,174
4.30%, 09/22/19[b]	250	260,722
Sunoco LP/Sunoco Finance Corp.
6.38%, 04/01/23 (Call 04/01/18)	100	106,275
Transocean Inc.
7.50%, 01/15/26 (Call 01/15/21)[a]	25	25,766
Ultra Resources Inc.
7.13%, 04/15/25 (Call 04/15/20)[a]	200	199,634

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
WPX Energy Inc.
7.50%, 08/01/20 (Call 07/01/20)	$24	$26,090

		3,203,494
OIL & GAS SERVICES — 0.28%
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)	300	308,574
McDermott International Inc.
8.00%, 05/01/21 (Call 12/01/17)[a]	50	51,594

		360,168
PACKAGING & CONTAINERS — 0.41%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
7.25%, 05/15/24 (Call 05/15/19)[a]	200	220,112
Ball Corp.
4.00%, 11/15/23	50	51,437
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)[a]	25	26,044
7.25%, 04/15/25 (Call 04/15/20)[a]	30	31,127
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
6.88%, 02/15/21 (Call 12/01/17)	97	99,648
Sealed Air Corp.
5.50%, 09/15/25 (Call 06/15/25)[a]	100	110,113

		538,481
PHARMACEUTICALS — 1.84%
AbbVie Inc.
1.80%, 05/14/18	50	50,029
2.30%, 05/14/21 (Call 04/14/21)	55	54,936
2.50%, 05/14/20 (Call 04/14/20)	30	30,246
Allergan Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	185	187,897
AmerisourceBergen Corp.
4.88%, 11/15/19	100	105,413
Cardinal Health Inc.
1.95%, 06/15/18	75	75,081
Eli Lilly & Co.
2.35%, 05/15/22	55	55,216
3.10%, 05/15/27 (Call 02/15/27)	75	75,981
Endo Finance LLC
5.75%, 01/15/22 (Call 12/01/17)[a]	150	131,388
Express Scripts Holding Co.
3.30%, 02/25/21 (Call 01/25/21)	25	25,656

Security	Principal (000s)	Value
Johnson & Johnson
2.25%, 03/03/22 (Call 02/03/22)	$195	$196,098
2.95%, 03/03/27 (Call 12/03/26)	260	263,611
McKesson Corp.
1.40%, 03/15/18	150	149,865
Mead Johnson Nutrition Co.
3.00%, 11/15/20	55	56,253
Novartis Capital Corp.
3.00%, 11/20/25 (Call 08/20/25)	200	203,752
3.10%, 05/17/27 (Call 02/17/27)	50	50,822
3.40%, 05/06/24	150	157,253
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	200	199,222
2.40%, 09/23/21 (Call 08/23/21)	95	94,371
Valeant Pharmaceuticals International Inc.
7.00%, 03/15/24 (Call 03/15/20)[a,b]	100	108,228
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	130	134,394

		2,405,712
PIPELINES — 3.70%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
6.13%, 10/15/21 (Call 11/16/17)	100	103,267
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	50	52,253
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (Call 10/02/24)	100	108,191
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)[a]	25	25,737
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)	200	205,314
Enable Midstream Partners LP
4.40%, 03/15/27 (Call 12/15/26)	100	102,504
Enbridge Inc.
2.90%, 07/15/22 (Call 06/15/22)	40	40,210
Energy Transfer Equity LP
4.25%, 03/15/23 (Call 12/15/22)	85	86,467
5.50%, 06/01/27 (Call 03/01/27)	50	52,915
Energy Transfer LP
4.15%, 10/01/20 (Call 08/01/20)	100	104,374
9.00%, 04/15/19	100	109,447

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
Enterprise Products Operating LLC
5.25%, 01/31/20	$200	$213,406
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	100	101,745
Magellan Midstream Partners LP
5.00%, 03/01/26 (Call 12/01/25)	100	111,928
ONEOK Inc.
4.25%, 02/01/22 (Call 11/01/21)	400	417,336
7.50%, 09/01/23 (Call 06/01/23)	100	120,361
ONEOK Partners LP
3.20%, 09/15/18 (Call 08/15/18)	1,500	1,515,030
PBF Logistics LP/PBF Logistics Finance Corp.
6.88%, 05/15/23 (Call 05/15/18)	35	36,204
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)[b]	100	108,469
5.63%, 03/01/25 (Call 12/01/24)	200	222,082
5.75%, 05/15/24 (Call 02/15/24)	200	223,932
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25 (Call 04/15/20)	35	35,696
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)[a]	25	25,608
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/18)	150	149,023
TransCanada PipeLines Ltd.
3.13%, 01/15/19	60	60,797
Williams Partners LP
3.60%, 03/15/22 (Call 01/15/22)	250	258,045
3.75%, 06/15/27 (Call 03/15/27)[b]	200	200,900
4.00%, 09/15/25 (Call 06/15/25)	50	51,640

		4,842,881
REAL ESTATE — 0.05%
Howard Hughes Corp. (The)
5.38%, 03/15/25 (Call 03/15/20)[a]	65	66,661

		66,661
REAL ESTATE INVESTMENT TRUSTS — 2.43%
American Tower Corp.
2.25%, 01/15/22	200	196,100
2.80%, 06/01/20 (Call 05/01/20)	100	101,393
3.40%, 02/15/19	100	101,702

Security	Principal (000s)	Value
3.50%, 01/31/23	$100	$103,146
3.55%, 07/15/27 (Call 04/15/27)	290	288,979
5.90%, 11/01/21	100	112,008
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	100	106,670
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	100	104,447
Crown Castle International Corp.
3.20%, 09/01/24 (Call 07/01/24)	195	193,897
3.40%, 02/15/21 (Call 01/15/21)	100	102,878
4.88%, 04/15/22	100	108,346
Digital Realty Trust LP
3.40%, 10/01/20 (Call 09/01/20)	200	205,860
ERP Operating LP
2.85%, 11/01/26 (Call 08/01/26)	80	78,167
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a]	100	103,437
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	250	252,180
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	200	215,132
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 10/15/22)	85	87,169
Simon Property Group LP
2.50%, 09/01/20 (Call 06/01/20)	100	100,959
4.38%, 03/01/21 (Call 12/01/20)	150	159,627
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a]	45	45,012
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	200	204,890
VEREIT Operating Partnership LP
4.88%, 06/01/26 (Call 03/01/26)	40	42,749
Welltower Inc.
5.25%, 01/15/22 (Call 10/15/21)	150	164,607

		3,179,355
RETAIL — 2.31%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)[a,b]	35	35,337
4.63%, 01/15/22 (Call 12/01/17)[a]	100	102,296

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
Advance Auto Parts Inc.
5.75%, 05/01/20	$200	$214,558
CVS Health Corp.
4.13%, 05/15/21 (Call 02/15/21)	200	209,994
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)	145	148,110
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)[a]	100	101,730
Home Depot Inc. (The)
3.35%, 09/15/25 (Call 06/15/25)	35	36,180
L Brands Inc.
6.63%, 04/01/21	150	165,063
McDonald’s Corp.
2.10%, 12/07/18	500	501,920
2.63%, 01/15/22	200	202,020
3.25%, 06/10/24	200	205,718
3.38%, 05/26/25 (Call 02/26/25)[b]	300	308,208
3.63%, 05/20/21	100	104,658
3.70%, 01/30/26 (Call 10/30/25)	100	104,571
Party City Holdings Inc.
6.13%, 08/15/23 (Call 08/15/18)[a]	45	46,889
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)[a,b]	30	26,187
QVC Inc.
3.13%, 04/01/19	250	252,960
Rite Aid Corp.
6.75%, 06/15/21 (Call 12/01/17)	100	99,327
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	50	50,055
Tapestry Inc.
3.00%, 07/15/22 (Call 06/15/22)	100	100,568

		3,016,349
SEMICONDUCTORS — 2.92%
Analog Devices Inc.
2.50%, 12/05/21 (Call 11/05/21)	60	60,034
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	50	50,814
3.30%, 04/01/27 (Call 01/01/27)	70	71,688
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21[a]	300	298,614
2.38%, 01/15/20[a]	200	201,178

Security	Principal (000s)	Value
3.00%, 01/15/22 (Call 12/15/21)[a]	$650	$658,521
3.63%, 01/15/24 (Call 11/15/23)[a]	425	438,829
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)[b]	200	200,972
2.88%, 05/11/24 (Call 03/11/24)	450	455,346
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a]	100	104,610
5.50%, 02/01/25 (Call 08/01/19)	150	159,617
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	1,035	1,031,098
QUALCOMM Inc.
3.00%, 05/20/22	85	86,678

		3,817,999
SOFTWARE — 1.75%
Activision Blizzard Inc.
2.30%, 09/15/21 (Call 08/15/21)	25	24,845
3.40%, 09/15/26 (Call 06/15/26)[b]	60	60,776
Autodesk Inc.
3.13%, 06/15/20 (Call 05/15/20)	30	30,606
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[a]	50	51,306
CA Inc.
3.60%, 08/15/22 (Call 07/15/22)[b]	80	81,956
Electronic Arts Inc.
3.70%, 03/01/21 (Call 02/01/21)	30	31,156
Fidelity National Information Services Inc.
2.00%, 04/15/18	200	200,300
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a]	95	98,799
7.00%, 12/01/23 (Call 12/01/18)[a]	80	85,622
Fiserv Inc.
3.85%, 06/01/25 (Call 03/01/25)	50	52,009
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)	100	104,248
j2 Cloud Services LLC/j2 Global Co-Obligor Inc.
6.00%, 07/15/25 (Call 07/15/20)[a]	27	28,346
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	175	170,620
2.88%, 02/06/24 (Call 12/06/23)	75	76,306
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/18)[a]	250	261,620

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	$200	$197,952
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[a]	30	34,142
VMware Inc.
2.30%, 08/21/20	280	279,356
2.95%, 08/21/22 (Call 07/21/22)	415	416,340

		2,286,305
TELECOMMUNICATIONS — 3.62%
AT&T Inc.
2.80%, 02/17/21 (Call 01/17/21)	100	101,571
2.85%, 02/14/23 (Call 01/14/23)	135	134,087
3.00%, 06/30/22 (Call 04/30/22)	50	50,706
3.20%, 03/01/22 (Call 02/01/22)	165	167,826
3.40%, 08/14/24 (Call 06/14/24)	200	199,624
3.90%, 03/11/24 (Call 12/11/23)	150	154,928
3.90%, 08/14/27 (Call 05/14/27)	200	199,152
5.80%, 02/15/19	300	314,436
5.88%, 10/01/19	300	321,147
CenturyLink Inc.
6.45%, 06/15/21	150	158,396
7.60%, 09/15/39[b]	50	45,913
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 09/15/19)[a,b]	100	99,926
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	100	98,730
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)[b]	100	74,444
11.00%, 09/15/25 (Call 06/15/25)	50	42,392
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc.
12.50%, 07/01/22 (Call 07/01/19)[a]	100	113,273
Hughes Satellite Systems Corp.
5.25%, 08/01/26	85	86,902
6.63%, 08/01/26	80	84,442
Intelsat Jackson Holdings SA
7.25%, 10/15/20 (Call 12/01/17)	100	96,062
Juniper Networks Inc.
3.30%, 06/15/20 (Call 05/15/20)	30	30,672
4.50%, 03/15/24	50	52,989
Level 3 Financing Inc.
5.38%, 01/15/24 (Call 01/15/19)	200	207,286
Motorola Solutions Inc.
3.50%, 03/01/23	150	152,063

Security	Principal (000s)	Value
Plantronics Inc.
5.50%, 05/31/23 (Call 05/15/18)[a]	$50	$52,074
Sprint Communications Inc.
9.00%, 11/15/18[a]	37	39,211
Sprint Corp.
7.63%, 02/15/25 (Call 11/15/24)[b]	100	109,508
7.88%, 09/15/23	175	195,762
T-Mobile USA Inc.
6.50%, 01/15/26 (Call 01/15/21)	45	49,799
6.63%, 04/01/23 (Call 04/01/18)	150	157,452
Verizon Communications Inc.
1.75%, 08/15/21	600	586,740
2.95%, 03/15/22	38	38,558
3.38%, 02/15/25[a]	268	269,471
4.13%, 03/16/27	200	208,404
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)[b]	50	36,434

		4,730,380
TRANSPORTATION — 0.04%
Kenan Advantage Group Inc. (The)
7.88%, 07/31/23 (Call 07/31/18)[a,b]	35	36,399
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[a]	15	15,721

		52,120
TRUCKING & LEASING — 0.07%
Park Aerospace Holdings Ltd.
5.50%, 02/15/24[a]	85	87,969

		87,969

TOTAL CORPORATE BONDS & NOTES (Cost: $104,733,598)		105,931,611

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 46.71%

MORTGAGE-BACKED SECURITIES — 46.71%
Federal Home Loan Mortgage Corp.
2.50%, 11/01/32[e]	1,500	1,507,031
2.50%, 11/01/47[e]	25	24,133
3.00%, 11/01/32[e]	1,550	1,588,508
3.00%, 11/01/47[e]	3,975	3,978,105
3.50%, 11/01/32[e]	550	572,430
3.50%, 01/01/46	25	25,580

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Security	Principal (000s)	Value
3.50%, 03/01/46	$32	$32,650
3.50%, 09/01/46	27	27,384
3.50%, 12/01/46	254	261,043
3.50%, 09/01/47	1,197	1,230,923
3.50%, 11/01/47[e]	3,001	3,084,465
4.00%, 11/01/32[e]	25	25,809
4.00%, 04/01/46	282	298,342
4.00%, 03/01/47	344	361,313
4.00%, 11/01/47[e]	1,986	2,084,059
4.50%, 11/01/32[e]	25	25,453
4.50%, 11/01/47[e]	825	881,332
5.00%, 11/01/47[e]	225	242,789
Federal National Mortgage Association
2.50%, 11/01/32[e]	2,145	2,154,720
2.50%, 11/01/47[e]	150	144,656
3.00%, 02/01/31	877	899,523
3.00%, 11/01/32[e]	1,259	1,290,082
3.00%, 11/01/47[e]	5,850	5,852,742
3.50%, 11/01/32[e]	854	887,092
3.50%, 11/01/45	160	164,964
3.50%, 01/01/47	107	110,175
3.50%, 08/01/47	123	126,843
3.50%, 11/01/47	410	421,739
3.50%, 11/01/47[e]	5,989	6,155,569
4.00%, 11/01/32[e]	525	542,227
4.00%, 01/01/46	833	874,701
4.00%, 02/01/46	70	72,909
4.00%, 03/01/46	34	36,069
4.00%, 04/01/46	175	183,477
4.00%, 10/01/46	31	33,054
4.00%, 03/01/47	115	121,138
4.00%, 06/01/47	294	308,994
4.00%, 11/01/47[e]	2,963	3,109,761
4.50%, 11/01/32[e]	100	101,000
4.50%, 11/01/47[e]	1,625	1,737,480
5.00%, 11/01/32[e]	25	25,371
5.00%, 09/01/47	79	86,055
5.00%, 11/01/47[e]	596	645,542
5.50%, 11/01/47[e]	1,650	1,819,125
Government National Mortgage Association
2.50%, 11/01/47[e]	200	195,531
3.00%, 11/01/47[e]	4,625	4,678,477
3.50%, 12/20/46	220	228,149
3.50%, 11/01/47[e]	6,368	6,603,925

Security	Principal or Shares (000s)	Value
4.00%, 09/20/46	$22	$23,187
4.00%, 09/20/47	200	209,844
4.00%, 11/01/47[e]	2,819	2,960,278
4.50%, 10/20/46	28	29,475
4.50%, 11/01/47[e]	1,245	1,319,898
5.00%, 11/01/47[e]	625	669,141

		61,074,262

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $61,237,727)		61,074,262

SHORT-TERM INVESTMENTS — 20.39%

MONEY MARKET FUNDS — 20.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[f,g,h]	26,546	26,551,096
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[f,g]	100	100,000

		26,651,096

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,649,748)		26,651,096

TOTAL INVESTMENTS IN SECURITIES — 148.12%
(Cost: $192,621,073)[i]		193,656,969
Other Assets, Less Liabilities — (48.12)%		(62,916,417)

NET ASSETS — 100.00%		$130,740,552

VRN  —  Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[d]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[e]	To-be-announced (TBA). See Note 1.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $192,624,059. Net unrealized appreciation was $1,032,910, of which $1,437,525 represented gross unrealized appreciation on investments and $404,615 represented gross unrealized depreciation on investments.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	12,559	13,987	[b]	—	26,546	$26,551,096	$(429)	$159	$169,631	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	100	—		—	100	100,000	7	—	697

						$26,651,096	$(422)	$159	$170,328

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of October 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
5-Year U.S. Treasury Note	19	Dec 2017	$2,227	$(8,786)

Short Contracts:
10-Year U.S. Treasury Note	(24)	Dec 2017	2,999	43,810
2-Year U.S. Treasury Note	(10)	Dec 2017	2,154	8,408
Long U.S. Treasury Bond	(1)	Dec 2017	152	2,850
Ultra Long U.S. Bond	(27)	Dec 2017	4,449	88,127

				143,195

Total				$134,409

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$105,931,611	$—	$105,931,611
U.S. government & agency obligations	—	61,074,262	—	61,074,262
Money market funds	26,651,096	—	—	26,651,096

Total	$26,651,096	$167,005,873	$—	$193,656,969

Derivative financial instruments[a]:
Assets:
Futures contracts	$143,195	$—	$—	$143,195
Liabilities:
Futures contracts	(8,786)	—	—	(8,786)

Total	$134,409	$—	$—	$134,409

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Unaffiliated	$165,971,325
Affiliated (Note 2)	26,649,748

Total cost of investments in securities	$192,621,073

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$167,005,873
Affiliated (Note 2)	26,651,096
Cash pledged to broker for futures contracts	143,980
Receivables:
Investment securities sold	1,438,812
Dividends and interest	1,116,610

Total Assets	196,356,371

LIABILITIES
Payables:
Investment securities purchased	56,546,571
Collateral for securities on loan (Note 1)	9,038,330
Futures variation margin	4,598
Investment advisory fees (Note 2)	26,320

Total Liabilities	65,615,819

NET ASSETS	$130,740,552

Net assets consist of:
Paid-in capital	$129,707,642
Accumulated net realized loss	(137,395)
Net unrealized appreciation	1,170,305

NET ASSETS	$130,740,552

Shares outstanding[b]	1,300,000

Net asset value per share	$100.57

[a]	Securities on loan with a value of $8,748,922. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statement of Operations

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$170,328
Interest — unaffiliated	2,975,334
Securities lending income — affiliated — net (Note 2)	28,397

Total investment income	3,174,059

EXPENSES
Investment advisory fees (Note 2)	273,179
Proxy fees	2,374

Total expenses	275,553
Less investment advisory fees waived (Note 2)	(13,214)

Net expenses	262,339

Net investment income	2,911,720

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	279,459
Investments — affiliated (Note 2)	(429)
Futures contracts	29,622
Realized gain distributions from affiliated funds	7

Net realized gain	308,659

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	347,105
Investments — affiliated (Note 2)	159
Futures contracts	6,145

Net change in unrealized appreciation/depreciation	353,409

Net realized and unrealized gain	662,068

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,573,788

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,911,720	$1,939,179
Net realized gain (loss)	308,659	(375,411)
Net change in unrealized appreciation/depreciation	353,409	1,997,914

Net increase in net assets resulting from operations	3,573,788	3,561,682

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,911,727)	(1,954,073)
From net realized gain	(56,260)	—
Return of capital	(28,701)	(64,951)

Total distributions to shareholders	(2,996,688)	(2,019,024)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	59,745,799	10,007,595
Cost of shares redeemed	—	(14,882,946)

Net increase (decrease) in net assets from capital share transactions	59,745,799	(4,875,351)

INCREASE (DECREASE) IN NET ASSETS	60,322,899	(3,332,693)

NET ASSETS
Beginning of year	70,417,653	73,750,346

End of year	$130,740,552	$70,417,653

SHARES ISSUED AND REDEEMED
Shares sold	600,000	100,000
Shares redeemed	—	(150,000)

Net increase (decrease) in shares outstanding	600,000	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Feb. 24, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$100.60	$98.33	$99.60

Income from investment operations:
Net investment income[b]	2.66	2.75	1.74
Net realized and unrealized gain (loss)[c]	0.09	2.40	(1.29)

Total from investment operations	2.75	5.15	0.45

Less distributions from:
Net investment income	(2.70)	(2.79)	(1.72)
Net realized gain	(0.05)	—	—
Return of capital	(0.03)	(0.09)	—

Total distributions	(2.78)	(2.88)	(1.72)

Net asset value, end of period	$100.57	$100.60	$98.33

Total return	2.79%	5.32%	0.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$130,741	$70,418	$73,750
Ratio of expenses to average net assets[e]	0.24%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%	0.25%	0.26%
Ratio of net investment income to average net assets[e]	2.66%	2.78%	2.58%
Portfolio turnover rate[f,g]	683%	569%	362%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Edge U.S. Fixed Income Balanced Risk	Non-diversified

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

WHEN-ISSUED/TBA TRANSACTIONS

The Fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Fund has entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by the Fund, if any, are noted in the schedule of investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

(“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Barclays Capital Inc.	$995,503	$995,503	$—
BMO Capital Markets	757,175	757,175	—
BNP Paribas Prime Brokerage Inc.	109,508	109,508	—
Citigroup Global Markets Inc.	586,629	586,629	—
Credit Suisse Securities (USA) LLC	1,010,933	1,010,933	—
Deutsche Bank Securities Inc.	176,249	176,249	—
HSBC Securities (USA) Inc.	1,094,423	1,094,423	—
Jefferies LLC	458,305	458,305	—
JPMorgan Securities LLC	951,197	951,197	—
Merrill Lynch, Pierce, Fenner & Smith	1,530,057	1,530,057	—
Nomura Securities International Inc.	200,794	200,794	—
Wells Fargo Securities LLC	878,149	878,149	—

	$8,748,922	$8,748,922	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $9,653.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales
$960,796,811	$931,652,487	$64,277,765	$16,484,773

There were no in-kind transactions (see Note 4) for the year ended October 31, 2017.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	FUTURES CONTRACTS

The Fund uses futures contracts to balance its exposure to interest rate risk against its exposure to credit spread risk. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Fund as of October 31, 2017 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Interest rate contracts:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$143,195

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

Liabilities
Interest rate contracts:
Variation margin/Net assets consist of – net unrealized appreciation	$(8,786)[b]

[b]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the year ended October 31, 2017 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Interest rate contracts:
Futures contracts	$29,622	$6,145

The following table shows the average quarter-end balances of open futures contracts for the Fund for the year ended October 31, 2017:

Average notional value of contracts purchased	$1,107,741
Average notional value of contracts sold	7,927,850

6.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017 were reclassified to the following accounts:

Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$ 7	$(7)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$2,967,987	$1,954,073
Return of capital	28,701	64,951

	$2,996,688	$2,019,024

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Net Unrealized Gains (Losses) [a]	Total
$1,032,910	$1,032,910

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

For the year ended October 31, 2017, the Fund utilized $260,711 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF,

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

On September 15, 2017, the Board approved a proposal to convert the Fund, a series of the Trust, from operating as an actively managed exchange-traded fund (“ETF”) to a passively managed or index ETF through a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly created series (the “New Fund”) of iShares Trust. The transaction is expected to be tax-free for U.S. federal income tax purposes. If the reorganization is completed, shareholders of the Fund would receive shares of the New Fund with equivalent value, both measured immediately prior to the time of the reorganization. Consummation of the reorganization will be subject to a number of conditions. Shareholders of the Fund are not required to vote with respect to the reorganization and no shareholder vote is being sought on this matter. BlackRock will bear all of the expenses of the reorganization. The reorganization is currently expected to be completed during the first quarter of 2018.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and the

Shareholders of the iShares Edge U.S. Fixed Income Balanced Risk ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Edge U.S. Fixed Income Balanced Risk ETF (constituting a fund of the iShares U.S. ETF Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period February 24, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

Tax Information (Unaudited)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

For the fiscal year ended October 31, 2017, the Fund hereby designates $2,360,239 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The Fund hereby designates $56,260 as short-term capital gain dividends for the fiscal year ended October 31, 2017.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

comparison with its benchmark index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s strategy and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Proxy Results

A special meeting of the shareholders of each series of iShares U.S. ETF Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	49,298,818	57,986
Richard L. Fagnani	49,294,053	62,752
Drew E. Lawton	49,296,485	60,320
Madhav V. Rajan	49,289,721	67,084
Mark Wiedman	49,289,957	66,848

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$2.517811	$—	$0.261283	$2.779094	91%	—%	9%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	47

Supplemental Information (Unaudited) (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: February 24, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.46%
Greater than 0.5% and Less than 1.0%	37	5.63
Greater than 0.0% and Less than 0.5%	562	85.54
At NAV	6	0.91
Less than 0.0% and Greater than –0.5%	44	6.70
Less than –0.5% and Greater than –1.0%	3	0.46
Less than –1.0%	2	0.30

	657	100.00%

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares U.S. ETF Trust, iShares, Inc. and iShares Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman[b] (46)	Trustee (since 2013)	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998- 2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Director of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015);

Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).
Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1013-1017

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the nine series of the registrant for which the fiscal year-end is October 31, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $121,700 for the fiscal year ended October 31, 2016 and $119,550 for the fiscal year ended October 31, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2016 and October 31, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $34,029 for the fiscal year ended October 31, 2016 and $34,029 for the fiscal year ended October 31, 2017. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2016 and October 31, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $34,029 for the fiscal year ended October 31, 2016 and $34,029 for the fiscal year ended October 31, 2017. The aggregate non-audit fees for the fiscal year ended October 31, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended October 31, 2016 as this report excludes non-audit fees for services that were rendered to the registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the registrant but that were not related to the registrant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b)     Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:     May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:     May 4, 2018

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:     May 4, 2018